Exhibit 10.9
INVENTORY
LOAN AND SECURITY AGREEMENT
$23,000,000 Loan
provided by
TEXTRON FINANCIAL CORPORATION
to
ILX ACQUISITION, INC.
As of August 31, 2010
Execution Version

i

LIST OF EXHIBITS

EXHIBIT A	List of Acquired Assets as of Closing Date

EXHIBIT B	List of Unsold Timeshare Interests

EXHIBIT C	List of Existing Club Resorts

EXHIBIT D	List of Existing Contracts

EXHIBIT E	Legal Description of Forest Service Land

EXHIBIT F	List of Existing Management Agreements

EXHIBIT G	Form of Bankruptcy Court Sale Order

EXHIBIT H	Existing Litigation Summary

ii

INVENTORY
LOAN AND SECURITY AGREEMENT
          THIS INVENTORY LOAN AND SECURITY AGREEMENT (“Agreement”) is dated as of the 31st day of August, 2010, and is entered into by and between ILX ACQUISITION, INC., a Delaware corporation (“Borrower”), located at 10600 West Charleston Boulevard, Las Vegas, Nevada 89135 and TEXTRON FINANCIAL CORPORATION, a Delaware corporation (“Lender”), located at 45 Glastonbury Boulevard, Glastonbury, Connecticut 06033, under the following facts:
RECITALS:
          WHEREAS, Borrower and ILX Sellers entered into that certain Asset Purchase Agreement dated as of August 31, 2010, as it may be amended from time to time (the “Asset Purchase Agreement”), pursuant to which Borrower has acquired the assets of ILX Sellers as referenced in Section 2.1 of the Asset Purchase Agreement) which listing is set forth on Exhibit “A” attached hereto (the “Acquired Assets”) pursuant to Section 363 of the Bankruptcy Code (“Section 363 Sale”);
          WHEREAS, pursuant to the Joint Plan of Reorganization filed on or about June 17, 2010 of and confirmed by the Bankruptcy Court on July 23, 2010 (the “Plan”) and the entry by the Bankruptcy Court of the Sale Order, Lender has agreed to enter into this Agreement with Borrower;
          WHEREAS, ILX Resorts Incorporated, Los Abrigados Partners Limited Partnership, Premiere Development Incorporated, ILE Sedona Incorporated, VCA Tucson Incorporated, VCA South Bend Incorporated and VCA Nevada Incorporated (collectively, “Former Borrowers”) and Lender previously entered into that certain Amended and Restated Secured Construction and Mortgage Loan and Security Agreement as of June 30, 2004 as amended by that First Amendment dated as of August 20, 2004, as amended by that Second Amendment dated as of December 22, 2005, as amended by that Third Amendment dated as of March 23, 2007, as amended by that that Fourth Amendment dated as of September 28, 2007, and as amended by that Fifth Amendment dated as of February 28, 2008 (collectively, the “Original Inventory Loan Agreement”);
          WHEREAS, this Agreement will replace and supersede in its entirety the Original Inventory Loan Agreement;
          WHEREAS, the parties hereto desire to be legally bound by the terms and conditions of this Agreement along with all exhibits attached hereto and related contractual agreements referenced herein, the terms and conditions of which are incorporated herein by this reference;

          WHEREAS, Timeshare Interests and related Common Elements, Encumbered Personal Property, Financed Improvements and Mortgaged Real Property along with other Inventory Collateral encumbered by the Lien of the applicable Mortgage serve to secure Borrower’s repayment of the Inventory Loan to Lender.
          NOW, THEREFORE, for and in consideration of the foregoing Recitals, and the covenants and agreements hereinafter set forth and for other good and valuable consideration, the legal adequacy and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:
          SECTION 1. DEFINITION OF TERMS.
          The capitalized terms used in this Agreement are defined in this Section 1. The definitions include the singular and plural forms of the terms defined.
          “Accounts” means all “accounts” (as defined in the UCC) acquired by Borrower from any of the ILX Sellers and all of the following now or hereafter owned by Borrower: (a) accounts receivable, contract rights, book debts, notes, drafts and other obligations or indebtedness formerly owing to any of the ILX Sellers and assigned and transferred to Borrower arising from the sale, lease or exchange of goods or other property and/or the performance of services and arising from the Club Membership Plan and the Management Agreements; (b) any of Borrower’s acquired rights in, to and under all purchase orders for goods, services or other property; (c) any of Borrower acquired rights to any goods, services or other property represented by any of the foregoing (including returned or repossessed goods and unpaid sellers’ rights of rescission, replevin, reclamation and rights to stoppage in transit); (d) monies due to or to become due to any ILX Sellers or to Borrower under all contracts for the sale, lease or exchange of goods or other property and/or the performance of services including the right to payment of any interest or finance charges with respect thereto (whether or not yet earned by performance on the part of any of the ILX Sellers or Borrower); (e) any of Borrower’s acquired rights to payment from any consumer credit/charge card issuer or any entity which sponsors or administers such cards as the American Express Card, Visa Card, MasterCard, Diners Club Card or Discover Card; (f) all collateral security and guaranties of any kind given by any Person with respect to any of the foregoing; and (d) all Rents.
          “Acquired Assets” has the meaning set forth in the Recitals, a list of which is set forth on Exhibit “A” attached hereto, all of which shall be subject to Lender’s Liens as of the Closing Date.
          “Advance” means any advance under the Inventory Loan by Lender to or on behalf of Borrower in accordance with the terms of this Agreement.
          “Affiliate” means any Person (for purposes of the definition of Affiliate, the definition of Person shall exclude natural persons) controlled by, directly or indirectly,

through one or more intermediaries, controlling or under common control with Borrower. The term “control” means possession, directly or indirectly of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities or interests, by contract or otherwise.
          “Affiliation Agreement” means that certain “Affiliation Agreement” executed and dated within one hundred and eighty (180) days of the Closing Date (or such later date as shall be approved by Lender) by and between the Club and the Diamond Vacation Club acceptable to Lender.
          “Agreement” means this Inventory Loan and Security Agreement executed as of the date hereof by and between Borrower and Lender (including the exhibits and schedules hereto), as it may be amended, modified or restated from time to time.
          “Annual Inventory Loan Fee” means the loan fee payable by Borrower to Lender under the Inventory Loan equal to five percent (5%) of the average outstanding principal balance of the Inventory Loan for the previous twelve (12) month period commencing on the Closing Date and ending on the first anniversary date of the Closing Date and for each twelve (12) month period thereafter during the term of the Inventory Loan, payable as set forth in Section 2.10 below.
          “Association” means one or more of applicable non-profit homeowners associations or entities which operate and maintain one or more of the Resorts and/or the Club and which in certain instances may be denominated the “Club” in the applicable Resort Plan or Club Membership Plan.
          “Assessments” means, collectively, applicable Maintenance Fees, Capital Assessments and Personal Charges which a Club Member and a Resort Purchaser are required to pay, which will include any assessments made pursuant to the Club Membership Plan and any applicable Resort Plan.
          “Asset Purchase Agreement” or “APA” has the same meaning as such term is defined in the Recitals.
          “Assignment of Rents” means individually and collectively, one or more assignments of leases and Rents (which may be included as part of a Mortgage) executed by Borrower in favor of Lender and secured in the public records of the county in which any of the Resorts are located and Maricopa County for the Club, as such instruments may be amended from time to time.
          “Background Documents” has the meaning set forth in Section 4.21 hereof.
          “Back-Up Servicer” means Concord Servicing Corporation, or its successors or assigns.

          “Back-Up Servicing Agreement” means that certain Back-Up Servicing Agreement dated as of the date hereof by and among Borrower, Lender, Servicer and Back-Up Servicer, as it may be amended, modified or restated from time to time.
          “Bankruptcy Case” means the case filed by the ILX Sellers on March 9, 2009 under the Bankruptcy Code; the case is being administered under Case Number 2:09-bk-03594-RTS in the Bankruptcy Court.
          “Bankruptcy Code” means Title II of the United States Code, 11 U.S.C. §§ 101 et. seq.
          “Bankruptcy Court” means the United States, Bankruptcy Court for the District of Arizona or any other court having jurisdiction over the Bankruptcy Case from time to time.
          “Bell Rock Inn” means the Bell Rock Inn located in Village Oak Creek, Arizona.
          “Business Day” means any day which is not a Saturday, Sunday or a legal holiday under the laws of the States of Arizona, Nevada, Connecticut or Rhode Island, or the United States.
          “Carriage House” means the Carriage House Resort located in Las Vegas, Nevada.
          “Change of Control” means if (i) DRC or an Affiliate thereof ceases to own 100% of Borrower; or (ii) there is a vacancy in the position of Chief Executive Officer or Chief Financial Officer of DRC and such party is not replaced within sixty (60) days after leaving such position with a successor who has comparable experience and expertise that is reasonably acceptable to Lender.
          “Closing Date” means the date of this Agreement.
          “Club” means the Premiere Vacation Club, an Arizona non-profit corporation, which as of the Closing Date owns and shall continue to own legal title to all of the annexed Club Inventory located within each of the Club Resorts, subject as of the Closing Date, to Lender’s Lien on Club Inventory and pursuant to the terms of the Club Membership Plan and any applicable Resort Plan.
          “Club Deed” means a recorded special warranty or similar deed, executed either by Club or by Premiere, that transfers and conveys to a Club Member a Club Membership Interest, which deed, the Club Membership related thereto and the Los Abrigados Resort undivided fractional interest as tenants in common with other Club Members therein, as set forth in each Club Member’s special warranty deed, shall be subject to the terms and conditions of the Club Membership Plan, as well as all other matters of public record.

          “Club Inventory” means all Club Membership Interests conveyed to and annexed as part of the Club as of the Closing Date or subsequent thereto as set forth in each present, existing or hereafter arising Declaration of Annexation for the Club; pursuant to the Section 363 Sale and Sale Order, the Club as of the date hereof continues to own legal title to all such inventory free and clear of any liens other than the Liens of Lender; a listing of all Club inventory annexed into the Club as of the date hereof is attached to the then current Club Membership Plan.
          “Club Loan” means one or more loans by the applicable ILX Sellers to a Club Member evidenced by a Club Membership Agreement and secured by a Club Deed of Trust, which results from the sale of a Club Membership Interest to a Club Member, which loans (i) are conveyed and assigned of record from the applicable ILX Sellers to Borrower pursuant to the Sale Order, (ii) shall be subject to the Lien in favor of Lender, and (iii) constitute a portion of the Receivables Collateral.
          “Club Manager” means Diamond Resorts Management, Inc., an Arizona corporation, its successors and assigns, subject to Lender’s prior written consent.
          “Club Member” means Borrower and the owner of a Club Membership (the “Buyer” as such term is used and defined in the applicable Club Membership Agreement).
          “Club Membership” means the collection of occupancy and other rights and obligations of a Club Member set forth and described in the Club Membership Documents; the Club Membership is conveyed, transferred and evidenced by the Club Deed and is not separable thereafter from the Club Deed or the other interests described in and transferred by the Club Deed.
          “Club Membership Documents” means the Club Membership Plan, the Articles of Incorporation and the Bylaws of the Club, the Rules and Regulations, the Club Consumer Documents, applicable state public offering statements and public report receipts registering the Club in various jurisdictions, owner’s understanding and acknowledgment, HUD-1 Uniform settlement statements and good faith estimates and any other documents related to the Club or the Reservation System (exclusive of the Resort Documents) and which are executed or delivered concurrently or in connection with the Club Membership Agreement, and, where applicable, any Resort Plan, all of which governs a Club Member’s use and the operation of the Club.
          “Club Membership Interest” means the ownership interest of any Club Member in the Club consisting of such Club Member’s Club Membership Share and a Club Deed to a corresponding undivided fractional interest in the Los Abrigados Resort, as tenants in common with other Club Members and Resort Purchasers therein.
          “Club Membership Plan” means the Premiere Vacation Club Membership Plan (Restated) restated and recorded in the Maricopa County, Arizona public records on February 14, 2008, as Instrument No. 2008-0133225, as it may be amended, supplemented or restated from time to time and all exhibits and schedules, including, without limitation, all Declarations of Annexation attached thereto, as amended, supplemented or restated from time to time, which provides for the management, operation, maintenance, use and enjoyment of the Club, which establishes the benefits and burdens of the Club with respect to its Club Members, which imposes obligations on Club Members, which grants Borrower certain rights as Declarant including the right to revoke a Club Member’s Club Membership and thereafter resell the Timeshare Interest to another Person and to annex and/or de-annex Club Inventory with the prior written consent of Lender.
          “Club Membership Share” means each Club Member’s owned share in the Club based upon the occupancy period and annual frequency of such Club Member’s Club Membership Interest together with all rights, benefits, privileges and interests appurtenant thereto, as more specifically described in the Club Membership Agreement and Club Deed and in accordance with the Club Membership Plan.
          “Club Resort” means any Resort or Resorts previously approved by Lender, for which the applicable ILX Sellers have conveyed Club Inventory to the Club as more particularly described in one or more separate Declarations of Annexation; a listing of all Club Resorts as of the date hereof is attached hereto as Exhibit “C”, as such may be amended or supplemented from time to time, with the prior written consent of the Lender.
          “Collateral” means the Inventory Collateral.
          “Collateral Assignment of Management Agreements” means that certain “Collateral Assignment of Management Agreements and Contracts” dated as of the date hereof executed by Borrower in favor of Lender pursuant to which Borrower collaterally assigns to Lender all of the Borrower’s right, title and interest in and to all Management Agreements and Contracts, as it may be amended, modified or restated from time to time.
          “Collateral Assignment of Declarant Rights” means that certain recorded “Collateral Assignment of Declarant Rights” dated as of the date hereof executed by Borrower in favor of Lender that assigns all of the Declarant Rights as defined therein to Lender, as it may be amended, modified or restated from time to time.
          “Collateral Assignment of Intellectual Property Rights” means that certain “Collateral Assignment of Intellectual Property Rights” dated as of the date hereof executed by Borrower in favor of Lender that assigns all of Borrower’s Intellectual Property rights to Lender, as it may be amended, modified or restated from time to time.
          “Collateral Assignments” means, collectively, the Collateral Assignment of Declarant Rights, the Collateral Assignment of Intellectual Property Rights, the Collateral Assignment of Management Agreements and the Master Collateral Assignment.

          “Common Elements” means the common areas, common elements and facilities for each of the Resorts, as defined or provided for in the applicable Resort Plan or other applicable Resort Documents, including, without limitation, the Land and all improvements thereto except for the Units that have been dedicated to the condominium or comparable form of ownership, as well as any limited common elements, as those terms are defined and used in the applicable Resort Plan or Club Membership Plan.
          “Common Furnishings” means all furniture, furnishings, fixtures, appliances, carpeting, and equipment located in a Unit or elsewhere within one of the Resorts.
          “Contracts” means (a) all present and future contracts, agreements, assignable permits and licenses (including occupancy permits, business licenses, and liquor licenses) warranties, and representations which Borrower has acquired from the ILX Sellers or otherwise relating to or governing the use, occupancy, operation, management, repair, or service of the Resorts or the Club or related to Borrower’s business; (b) all present and future agreements with credit card issuers, sponsors or administrators; (c) to the extent Borrower has acquired rights thereto from any of the ILX Sellers or otherwise, all present and future leases, occupancy agreements, registration and concession agreements, and commitments to provide rooms or facilities in the future to the extent that they are not solely interests in real estate; and (d) all present and future Management Agreements and any contracts and agreements described in the Club Membership Plan which have been acquired by Borrower from the ILX Sellers or otherwise. “Contracts” includes all amendments, modifications, and supplements to any of the foregoing and includes all existing and future contracts assigned to or entered into by Borrower. A listing of existing Contracts is attached hereto as Exhibit “D.”
          “Custodial Agreement “ means that certain Custodial Agreement dated as of the date hereof by and among Lender, Borrower and Custodian, as it may be amended, modified or restated from time to time.
          “Custodian” means Concord Servicing Corporation, or its successors or assigns.
          “Debtor Relief Laws” means any applicable liquidation, conservatorship, bankruptcy, moratorium, rearrangement, insolvency, reorganization or similar law, proceeding or device providing for the relief of debtors from time to time in effect and generally affecting the rights of creditors.
          “Declaration of Annexation” means each Declaration of Annexation of Weeks to Premiere Vacation Club previously executed by the Club, Premiere and Nancy J. Stone, as Attorney-in-Fact for the Club Members and attached to each applicable Club Membership Plan and recorded in the public records of Maricopa County, Arizona, which includes a listing of Unit Weeks annexed to the Membership Plan pursuant to each Declaration of Annexation and a current and complete listing of all Unit Weeks so annexed to the Club Membership Plan as Club Inventory, as well as any Unit Week, which has been de-annexed from the Club Membership Plan, as amended, supplemented or restated from time to time; a listing of all existing Club Inventory is attached to the then current Club Membership Plan; and all future declarations of annexation to the Club.
          “Default”. An event or condition, the occurrence of which immediately is or, with the lapse of time or the giving or notice or both, becomes an Event of Default.
          “Default Rate” means the Interest Rate plus four percent (4%) per annum, provided, however the Default Rate shall in no event exceed the highest interest rate permitted to be charged by applicable usury laws.
          “Diamond Vacation Club” means THE Club®.
          “DRC” means Diamond Resorts Corporation, a Maryland corporation, and its successors or assigns.
          “DRC Affiliates” means the Servicer, Manager, Marketing and Sales Agent and any other entities affiliated with DRC which enter into agreements or contracts with the Borrower in connection with any of the Resorts or the Club or this Agreement and the Inventory Loan Documents.
          “Encumbered Personal Property” means all furniture, furnishings, fixtures, appliances, equipment, inventory, supplies, accounts, chattel paper, and general intangibles at any time located at, arising out of the use of, and/or used or useful in connection with the management or operation of any Mortgaged Real Property or any Financed Timeshare Interest, whether now owned or hereafter acquired by Borrower, together with all improvements and accessions thereto and replacements thereof and the cash and non-cash proceeds thereof, a Lien against which constitutes a portion of the Inventory Collateral for the Inventory Loan.
          “Environmental Laws” means Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended from time to time (“CERCLA”), the Resource Conservation and Recovery Act of 1976, as amended from time to time (“RCRA”), the Superfund Amendments and Reauthorization Act of 1986, as amended, the federal Clean Air Act, the federal Clean Water Act, the federal Safe Drinking Water Act, the federal Toxic Substances Control Act, the federal Hazardous Materials Transportation Act, the federal Emergency Planning and Community Right to Know Act of 1986, the federal Endangered Species Act, the federal Occupational Safety and Health Act of 1970, the federal Water Pollution Control Act, and any and all comparable statutes or ordinances enacted in Arizona, Colorado, Nevada, Indiana or Mexico, as all of the foregoing laws may be amended from time to time, and any rules or regulations promulgated pursuant to the foregoing; together with any similar local, state or federal statutes, ordinances, rules or regulations, either in existence as of the date hereof or enacted or promulgated after the date of this Agreement, that concern the management, control, storage, discharge, treatment, containment, removal and/or transport of

Hazardous Materials or other substances that are or may become a threat to public health or the environment; together with any common law theory involving Hazardous Materials or substances which are (or alleged to be) hazardous to human health or the environment, based on nuisance, trespass, negligence, strict liability or other tortious conduct, or any other federal, state or local statute, regulation, rule, policy, or determination pertaining to health, hygiene, the environment or environmental conditions.
          “EPA” means the Environmental Protection Agency.
          “Escrow Agreement” means that certain “Escrow Agreement” dated as of the date hereof by and among ILX Resorts, Incorporated, ILX-Bruno, L.L.C., Borrower, Lender and First American Title Insurance Company, as escrow agent, if an escrow arrangement is used in connection with the deed to the Forest Service Land.
          “Event of Default” has the meaning set forth in Section 10 hereof.
          “Exchange Company” means II or RCI.
          “FF&E” means furnishings, fixtures and equipment.
          “Financed Improvements” means all Units, Common Elements, and other buildings, structures, recreational facilities, and appurtenances thereto now located on, or to be constructed on any Mortgaged Real Property.
          “Financed Timeshare Interest” means, collectively, any Timeshare Interest or any Property encumbered by Lender’s Liens.
          “Financial Statements” means the balance sheets and statements of income and expense of Parent and the related notes and schedules delivered prior to the Closing Date; and the monthly and annual financial statements and reports required to be provided to Lender pursuant to this Agreement.
          “Former Borrowers” has the meaning set forth in the Recitals.
          “Forest Service Land” means the real property consisting of approximately 14 acres of land located in Sedora, Arizona commonly referred to as the U.S. Forest Service land parcel and more particularly described in Exhibit “E” attached hereto.
          “GAAP” means generally accepted accounting principles applied on a consistent basis, as described in Opinions of the Accounting Principles Board of the American Institute of Certified Public Accountants and/or in statements of the Financial Accounting Standards Board which are applicable in the circumstances as of the date in question.
          “Golden Eagle Resort” means the Golden Eagle Resort located in Estes Park, Colorado.

          “Government Authority” means any nation or government, any state or other political subdivision thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government and any court or arbitrator or tribunal having jurisdiction over Borrower, the DRC Affiliates, the Resorts, the Inventory Collateral or the Club.
          “Hazardous Materials” means those substances as defined as “hazardous substances,” “hazardous materials,” “toxic substances,” or “solid waste” as defined in the Environmental Laws, and any other contaminant or any material, waste or substance which is petroleum or petroleum based, asbestos, polychlorinated biphenyls, flammable explosives or radioactive materials.
          “II” has the meaning set forth in Section 7.36 hereof.
          “ILX Sellers” means ILX Resorts Incorporated, ILE Sedona Incorporated, ILX Tourist Station Incorporated, ILX-Bruno LLC, Los Abrigados Partners Limited Partnership, Genesis Investment Group, Inc., Puerto Peñasco Vacation Destinations, S. de R.L. de C.V., Premiere Development Incorporated, Sea of Cortez Premiere Vacation Club S. de R.L. de C.V., Rocky Point Genesis Incorporated, VCA Tucson Incorporated, VCA South Bend Incorporated, VCASB Partners General Partnership, First Piggy LLC, Harbor Southwest Development, Inc., and ILX Bell Rock Incorporated.
          “Intellectual Property” has the meaning set forth in the APA.
          “Interest Rate” means the rate of interest on the principal amount outstanding at any time under the Inventory Loan which is equal to a fixed interest rate of seven and one-half percent (7.5%) per annum.
          “Inventory Collateral” has the meaning set forth in Section 3.1 hereof.
          “Inventory Loan” means non-revolving credit facility in the maximum principal amount of $23,000,000 as described in this Agreement and evidenced and secured by the Inventory Loan Documents.
          “Inventory Loan Documents”. Collectively, the following documents and instruments, as each may be amended, supplemented or restated from time to time:
               (a) This Agreement;
               (b) The Inventory Loan Promissory Note;
               (c) The Mortgage;
               (d) The Assignment of Rents;
               (e) The Collateral Assignments;

               (f) The Non-Exclusive License of Intellectual Property Rights by and between Borrower and Lender dated as of the date hereof, as amended from time to time;
               (g) UCC-1 financing statements covering the Collateral, to be recorded in the appropriate public records of each applicable jurisdiction and filed in the office of the Secretary of State of each applicable jurisdiction in which any of the Inventory Collateral is located; and
               (h) All such other assignments, agreements, documents, instruments, certificates, and materials as Lender may require in order to evidence or secure the Obligations, to evidence and perfect the rights, Liens, and security interests of Lender contemplated by the Inventory Loan Documents, and otherwise to effectuate the transactions contemplated hereby.
          “Inventory Loan Maturity Date” means August 31, 2015.
          “Inventory Loan Promissory Note” means that certain Inventory Promissory Note that evidences the Inventory Loan, of even date herewith, executed and delivered by Borrower in favor of Lender in the original principal amount not to exceed $23,000,000 which evidences Borrower’s agreement to repay Advances under the Inventory Loan and certain other Obligations associated with the Inventory Loan as it may be amended, supplemented or restated from time to time; the Inventory Loan Promissory Note replaces and supercedes in their entirety that certain Amended and Restated Mortgage Loan Promissory Note executed by Borrower in favor of Lender dated as of June 30, 2004, as amended from the time to time.
          “Kohl’s Ranch Lodge” means the Kohl’s Ranch Lodge located in Payson, Arizona.
          “Legal Requirements” means all federal, state and local ordinances, laws, regulations, orders, judgments, decrees, determinations and other legal restrictions governing the Club, the Resorts, the Borrower, the DRC Affiliates or their respective business or operations.
          “Licenses” means all material licenses, permits, consents, authorizations, approvals, franchises, waivers, exemptions and orders as are necessary or appropriate in order for Borrower legally to carry on its business as it will be conducted in connection with the Resorts, Club or Acquired Assets.
          “Lien” means any existing as of the Closing Date or hereafter arising interest in Property (including without limitation a security interest, mortgage or deed of trust) securing an obligation owed to, or valid claim by Lender, whether such interest arises in equity or is based on common law, statute or contract.
          “Loan Costs” means without duplication (a) all costs or expenses (including taxes, photocopying, notarization, telecommunication and insurance premiums)

required to be paid by Borrower under this Agreement or the Inventory Loan Documents that are paid or advanced by Lender; (b) documentation, filing, recording, publication, appraisal, lock box, fees paid by Lockbox Agent, custodial fees to custodian, loan servicing fees paid to Servicer and Back-Up Servicer; (c) costs and expenses incurred by Lender in the disbursement of funds or incurred by Lender resulting from the dishonor of checks; (d) costs and expenses paid or incurred by Lender to correct any default or enforce any provision of this Agreement or the Inventory Loan Documents, or in gaining possession of, maintaining, handling, preserving, storing, shipping, selling, preparing for sale, or advertising the Inventory Collateral for sale, regardless of whether a sale is consummated; (e) costs incurred by Lender in connection with work-out, restructuring or related discussions or litigation incurred in connection with the enforcement of Lender’s rights hereunder and the protection and liquidation of the Inventory Collateral; (f) costs and expenses paid or expenses of third party claims or any other suit paid or incurred by Lender in enforcing or defending this Agreement or the Inventory Loan Documents; and (g) Lender’s reasonable attorney’s fees and expenses incurred in advising, structuring, drafting, reviewing, administering, amending, restating, terminating, enforcing (including attorney’s fees and expenses incurred in connection with a “workout,” a restructuring, or in connection with the voluntary or involuntary insolvency proceedings concerning Borrower), defending, or concerning the Agreement or the Inventory Loan Documents, regardless of whether a lawsuit is commenced; provided, however, in all instances, Loan Costs shall be limited to reasonable and documented expenses which are necessitated by Lender’s transactions with Borrower or as may otherwise be required in order to protect Lender’s rights in and to the Inventory Collateral; this term is inclusive of all expenses and closing fees set forth in Section 7.24 below.
          “Loan Documents” has the meaning set forth in the Receivables Loan Agreement.
          “Lockbox Agent” means collectively, JP Morgan Chase Bank, N.A. as account agent, and Regulus Group II, LLC, as lockbox agent, or such other Person as may be approved by Lender in writing from time to time; Lockbox Agent shall act as Lender’s exclusive agent for the collection of all payments made on the Pledged Timeshare Loans.
          “Lockbox Agreement” means, individually and collectively, that certain Lockbox Agreement executed as of the date hereof by and among Borrower, Lender, Servicer and Lockbox Agent pursuant to which Lockbox Agent agrees to provide for the receipt and deposit of payments on the Pledged Timeshare Loans and disbursement of such payments to Lender, as well as certain financial reporting services, and any future lockbox agreement as may be approved by Lender.
          “Los Abrigados Resort” means the Los Abrigados Resort & Spa located in Sedona, Arizona.

          “Management Agreement” means individually and collectively, each existing or future management agreement and/or sub-management agreement entered into by and between an applicable ILX Seller and Club or the applicable Association which have been conveyed, assigned to and/or assumed by Borrower and/or Manager from each of the ILX Sellers, or any management agreement or sub-management agreement hereafter entered into by Borrower and/or Manager with the applicable Association or the Club, pursuant to which the Borrower and/or Manager is to provide management and other services with respect to the Club and Resorts as contemplated by the Club Membership Plan or other Resort Documents; a list of existing management agreements acquired, assigned or assumed by Borrower and/or Manager (or any related sub-management agreements) all of which are collaterally assigned to Lender is set forth on Exhibit “G” attached hereto.
          “Manager” means individually and collectively, the Club Manager and the Resort Manager.
          “Marketing and Sales Agent” means Diamond Resorts International Marketing, Inc., a California corporation and its successors and assigns, as approved by Lender which will enter into a marketing and sales agreement with Borrower subsequent to the Closing Date which agreement shall be approved by Lender at such time.
          “Master Collateral Assignment” means collectively, one or more “Master Collateral Assignment of Timeshare Loans and Deeds of Trust”, in recordable form executed by Borrower in favor of Lender pursuant to which Borrower collaterally pledges and assigns of record to Lender all of Borrower’s right, title and interest in and to the Club Membership Agreements, Resort Purchase Agreements, Assigned Club Deeds of Trust and Assigned Resort Deeds of Trust conveyed and assigned of record to Borrower by ILX Sellers pursuant to the Asset Purchase Agreement, and the Master Absolute Assignment from the ILX Sellers in favor of Borrower dated as of the date hereof, which master collateral assignment shall be recorded in the applicable public records of the Coconino County, Arizona, the location of the Los Abrigados Resort and any other agreed upon locations.
          “Material Adverse Effect” means a material adverse effect on any of the following: (a) the property, business, operations or financial condition of Borrower or the DRC Affiliates, (b) the ability of Borrower or DRC Affiliates to perform each of their respective obligations under any of the Loan Documents or agreements in connection with this transaction to which they are parties, (c) the legality, validity or enforceability of any of the Loan Documents, (d) the rights and remedies of the Lender under any of the Loan Documents, (e) the timely payment of the principal or interest on the Receivables Loan, or (f) the validity, perfection or priority of a Lien in favor of the Lender on any material part of the Receivables Collateral.
          “Material Party” has the meaning set forth in Section 4.10 hereof.

          “Maximum Inventory Loan Amount” means the sum of Twenty Three Million Dollars ($23,000,000).
          “Maximum Rate” has the meaning set forth in Section 2.11 hereof.
          “Merchant Account” means the deposit account established by the Merchant Bank into which all credit card payments are deposited.
          “Merchant Bank” means JPMorgan Chase Bank N.A. and any successors or assigns.
          “Mortgage” means individually and collectively, one or more mortgages, deeds of trust or other security instruments or Liens executed and delivered by (i) the Club in favor of Lender encumbering all Club Inventory deeded to the Club as of the Closing Date and annexed to the Club subsequent to the Closing Date as and where recorded, and (ii) Borrower in favor of Lender to be recorded in the public records of the county in which any of the Mortgaged Property is located and Maricopa County, Arizona for the Club as of the Closing Date, as such instruments have been or may be amended from time to time, which encumbers among other Inventory Collateral, the Club Inventory, the Financed Timeshare Interests and Mortgaged Property and which among other Inventory Loan Documents and Loan Documents secures the Inventory Loan and the Receivables Loan.
          “Mortgaged Property” means all present and future Mortgaged Real Property, Encumbered Personal Property, other Property or Acquired Assets which as of the date hereof or subsequent to the Closing Date, are mortgaged or collaterally assigned to Lender by Borrower pursuant to this Agreement, the Loan Documents and the Mortgage Loan Documents.
          “Mortgaged Real Property” means all present and future Borrower’s right, title, and interest in and to any Land, Units, Common Elements, Financed Timeshare Interests, Club Inventory, Financed Improvements and other real property of any and every type, together with all easements and other appurtenances thereto, that is encumbered by the Lien of a Mortgage.
          “Nevada Resorts Loan” means the hypothecation loan made by Lender to an Affiliate of DRC as evidenced by the Amended, Restated and Consolidated Loan and Security Agreement between Lender and an Affiliate of DRC, dated as of October 1, 2005, as it has been and may be amended from time to time.
          “Obligations” means all amounts due or becoming due to Lender in respect of the Inventory Loan and all amounts due or becoming due to Lender under any of the Inventory Loan Documents, now existing or hereafter created or arising, joint or several, direct or indirect, arising out of contract or tort or under law, and whether created directly or acquired or accruing by assignment, assumption or otherwise, and including principal, interest, prepayment premiums, contributions, taxes, insurance, loan charges, advance fees, commitment fees, administrative fees, servicing fees, arrangement fees, renewal fees, release fees, lockbox fees, custodial fees, protective advance fees, court costs, attorneys’ and paralegals’ fees and expenses incurred by Lender and other fees or expenses incurred by Lender or advanced by Lender to or on behalf of Borrower or pursuant to any of the Inventory Loan Documents, and amounts payable to or for the benefit of Lender under any subrogation rights, indemnities or guaranties in connection with the Inventory Loan.
          “One to One Ratio” has the meaning set forth in Section 6.33 hereof.
          “Original Inventory Loan Agreement” has the meaning set forth in the Recitals.
          “Parent” means Diamond Resorts Parent, LLC, a Delaware limited liability company, the parent company of DRC.
          “Pension Reform Act” has the meaning set forth in Section 6.24 hereof.
          “Person” means and includes natural persons, limited liability companies, corporations, limited partnership, general partnership, joint ventures, trusts, land trusts, business trusts, or other organizations, irrespective of whether they are legal entities, and governments and agencies and political subdivisions thereof.
          “Permitted Liens” means all exceptions listed in Schedule “B” to any Title Policy which have been accepted by both Lender and Borrower.
          “Plan” has the same meaning as such term is defined in the Recitals.
          “Pledged Timeshare Loan” means one or more Timeshare Loans which (i) are conveyed and assigned of record by the applicable ILX Sellers to Borrower pursuant to the Sale Order, (ii) shall be subject to the Lien in favor of Lender, and (iii) constitute a portion of the Receivables Collateral and security in part for Borrower’s Obligations under the Loan Documents and Inventory Loan Documents, a schedule of which is set forth as Exhibit “A” to the Master Collateral Assignment.
          “Premiere” means Premiere Development Incorporated, an Arizona corporation, the seller of Club Memberships and the declarant under the Club Membership Plan, which has assigned all of its rights to Borrower as successor declarant and seller of Club Memberships pursuant to the terms of the Asset Purchase Agreement.
          “Profit-Sharing Plan” has the meaning set forth in Section 6.24 hereof.
          “Property” means any interest in any kind of property or asset, whether real, personal, or mixed, tangible or intangible.
          “Purchase Agreement” means, individually or collectively, one or more Club Membership Agreements and one or more Resort Purchase Agreements.

          “Purchaser” means, collectively, a Club Member and a Resort Purchaser.
          “Real Property” means, collectively, the land described in the Title Policy and Mortgages (“Land”) together with (a) all improvements located thereon, but expressly excluding improvements and structures owned by any tenant or other third party, (ii) all right, title and interest of Borrower in and to the rights, privileges, easements, tenements, hereditaments, and appurtenance thereon or in any way appertaining thereto, and (c) all right, title and interest of Borrower in and to all strips and gores and any land lying in the bed of any street, road or alley, open or proposed, adjoining the Land.
          “Receivables Collateral” has the meaning set forth in the Receivables Loan Agreement.
          “Receivables Loan” means the loan provided for in the Receivables Loan Agreement and the Loan Documents up to the Maximum Receivables Loan Amount.
          “Receivables Loan Maturity Date” means August 31, 2015.
          “Receivables Loan Promissory Note” means that certain Receivables Promissory Note of even date herewith executed and delivered by Borrower in favor of Lender in the original principal amount not to exceed the Maximum Receivables Loan Amount which evidences Borrower’s agreement to repay the Receivables Loan and certain other Obligations associated with the Receivables Loan as it may be amended, supplemented or restated from time to time.
          “Release Payment(s)” has the meaning set forth in Section 2.5(a) hereof.
          “Rents” means income, rents, issues, profits, revenues, deposits, fees, accounts and other benefits from the operation of the former business of the ILX Sellers by Borrower and from the operation of Borrower’s business on or after the Closing Date, including, without limitation, all license fees, golf club and membership initiation fees, green fees, driving range fees, golf cart fees, membership fees and dues, revenues and credit card receipts collected from restaurants, bars, concessions, meeting rooms, hotels, Resorts, the Club, snack bar, clubhouse, banquet rooms and recreational and health club facilities and otherwise, all receivables, customer obligations, installment payment obligations and other obligations arising on or after the Closing Date or created out of sale, lease, sublease, license, concession or other grant of the right of the possession, use or occupancy of all or any portion of the former business of the ILX Sellers by Borrower or from the operation of Borrower’s business or personalty located thereon, or rendering of services by Borrower or from the rental of any office space, retail space, commercial space, or other space, halls, stores, facilities or offices, including any deposits securing reservations of such space, exhibits or sales space of every kind, license, lease, sublease and concession fees and rentals, food and beverage wholesale and retail sales, service charges, vending machine sales and proceeds, if any, from business interruption or other loss of income insurance relating to the use, enjoyment or occupancy of the Resort, Club, the former business of the ILX Sellers or Borrower’s business by Borrower accruing on or after the Closing Date.
          “Reportable Event” has the meaning set forth in Section 6.24 hereof.
          “Reservation System” means, individually and collectively, the method, arrangement or procedure including any computer network and software (including Gipsy Software System) employed for the purpose of enabling or facilitating the operation of the system which (i) enables each Club Member to utilize such Club Member’s right to reserve an occupancy period at a Club Resort in accordance with the provisions and conditions set forth in the Club Membership Documents and (ii) enables each Resort Purchaser to utilize such Resort Purchaser’s right to reserve an occupancy period at the applicable Resort in accordance with the applicable Resort Documents.
          “Resort(s)” means individually and collectively, the Los Abrigados Resort & Spa, The Inn at Los Abrigados, Kohl’s Ranch Lodge, Golden Eagle Resort, Roundhouse Resort (inclusive of Premiere Vacation Club), Varsity Clubs of America—South Bend Chapter, Varsity Clubs of America—Tucson Chapter, Carriage House, Bell Rock Inn (inclusive of Premiere Vacation Club), Celebrity House, Scottsdale Camelback Resort, Rancho Manãna Resort and the Sea of Cortez Premiere Vacation Club; the Resort or Resorts refers to, among other things, the undivided annual or biennial Timeshare Interests in each of the Resorts, and the appurtenant exclusive rights to use assigned Units in one or more buildings or phases, and all appurtenant or related common elements, properties, amenities, facilities, equipment, appliances, fixtures, easements, licenses, rights and interests, as established by and more fully defined and described in the respective Resort Plans.
          “Resort Interest” means the “stand alone” timeshare fee simple ownership interest of any Resort Purchaser and/or Borrower (to the extent conveyed by the applicable ILX Seller to Borrower as part of the Acquired Assets as of the Closing Date) in the applicable Resort consisting of a membership share, or a Unit Week in such Resort and a Resort Deed to a corresponding undivided fractional interest in the applicable Resort, as tenants in common with other owners of Resort Interests at such Resort which is subject to the Resort Documents and which is not subject to the Club Membership Plan; legal title to all resort interests is conveyed by the applicable ILX Sellers to Borrower as part of the Acquired Assets on the Closing Date.
          “Resort Loan” means one or more loans made by the applicable ILX Seller to a Resort Purchaser evidenced by a Resort Purchase Agreement and secured by a Resort Deed of Trust which results from the sale of a Resort Interest to a Resort Purchaser, which loans (i) are conveyed and assigned of record by the applicable ILX Sellers to Borrower pursuant to the Sale Order, (ii) shall be subject to the Lien in favor of Lender, and (iii) constitute as a portion of the Receivables Collateral.
          “Resort Manager” means Diamond Resorts Management, Inc., an Arizona corporation, its successors and assigns, subject to Lender’s prior written consent.

          “Resort Plan” means the current “Membership Plan” or the applicable declaration of covenants, conditions and restrictions establishing the timeshare regime at each Resort recorded in the public records of the applicable jurisdiction in which any Resort is located, as amended, supplemented or restated from time to time, which provides for the management, operation, maintenance, use and enjoyment of each of the Resorts by the owners and which establishes the benefits and burdens upon such property.
          “Resort Purchaser” means Borrower and the owner of a Resort Interest in a Resort (the “Buyer” as such term is defined in the Resort Purchase Agreement).
          “Roundhouse Resort” means the Roundhouse Resort located in Pinetop/Lakeside, Arizona.
          “Sale Order” means an order of the Bankruptcy Court, in form and substance acceptable to Borrower and Lender and in substantially the form of Exhibit “G” attached hereto.
          “Sale Price” means the gross sales price paid by a Purchaser for one or more Timeshare Interests and shall not include closing costs, broker’s commission paid by Purchaser or any charge of interest.
          “Sale Shortfall Amount” has the meaning set forth in Section 2.12 hereof.
          “Sales and Marketing Agreement” means any agreement between Borrower and Marketing and Sale Agent for the sales and marketing of the Resort or the Club by such agent or any successor thereto, subject to Lender’s prior written consent.
          “Sea of Cortez Premiere Vacation Club” means the Sea of Cortez Premiere Vacation Club located in San Carlos, Sonora, Mexico.
          “Section 363 Sale” is defined in the Recitals.
          “Servicer” means, collectively, Diamond Resorts Financial Services, Inc., a Nevada corporation, its successors or assigns, subject to Lender’s prior written consent and Concord Servicing Corporation which shall continue in a transition capacity for up to 180 days as the interim servicer and shall subsequently serve as Back-Up Servicer.
          “Servicing Agreement” means, individually and collectively, that certain Servicing Agreement dated of even date herewith, entered into between Concord Servicing Corporation, Servicer, Borrower, and Lender providing for the servicing of Pledged Timeshare Loans and providing certain required reports and for collection of payments made on Pledged Timeshare Loans which shall be in effect for an up to 180-day transition period, and the contemplated servicing agreement to be entered into subsequent to the Closing Date between Borrower, Lender and Diamond Resorts Financial Services, Inc. which shall be satisfactory to Lender.

          “Stock Pool” has the meaning set forth in Section 2.13 hereof.
          “Subordinated Indebtedness” has the meaning set forth in Section 9 hereof.
          “The Inn at Los Abrigados” means The Inn at Los Abrigados located in Sedona, Arizona.
          “Timeshare Act” means the applicable timeshare act, statute and regulations in each jurisdiction in which a Resort is located, including, without limitation, Arizona, Nevada, Indiana, Colorado and Mexico.
          “Timeshare Interest(s)” means, collectively, Club Membership Interests and Resort Interests.
          “Timeshare Loan(s)” means, collectively, Club Loans and Resort Loans.
          “Title Company” means First American Title Insurance Company and its affiliates.
          “Title Insurance Company” means First American Title Insurance Company or such other title company as is acceptable to Lender.
          “Title Policy” has the meaning set forth in Section 4.20 hereof.
          “Trigger Event” has the meaning set forth in Section 2.5(a) of the Receivables Loan Agreement
          “UCC” means the Uniform Commercial Code as adopted and in effect in the State of (with respect to Collateral located in or subject to the Uniform Commercial Code in that State), and, with respect to Inventory Collateral located in any other State, the Uniform Commercial Code as adopted and in effect in that State, as amended from time to time..
          “Unit” means an apartment, condominium unit, room or other private or commercial structure affixed to real property and designed and available pursuant to applicable law for use and occupancy as a vacation residence by one or more individuals, together with all appurtenances thereto.
          “Unit Week” means specific fee simple interval ownership interests or other occupancy rights, each consisting primarily of a seven (7) day occupancy period in a type of Unit at a Club Resort legal title to which was conveyed to the Club by the applicable ILX Sellers or Borrower subsequent to the Closing Date pursuant to a special warranty deed and more particularly described in the then current Declaration of Annexation attached to the Club Membership Plan.
          “Unsold Timeshare Interests” means all Timeshare Interests to which Borrower has legal title (Resort Interests) or beneficial use rights (Club Membership Interests) for sale in the ordinary course of business, a list of which as of the Closing Date is set forth on Exhibit “B” attached hereto.
     “Varsity Clubs of America—South Bend Chapter” means the Varsity Clubs of America—South Bend Chapter located in South Bend, Indiana.
     “Varsity Clubs of America—Tucson Chapter” means the Varsity Clubs of America—Tucson Chapter, located in Tucson, Arizona.
     “Voluntary Prepayment” means voluntary prepayment of the Inventory Loan permitted to be made by Borrower under the terms of this Agreement.
          SECTION 2. THE INVENTORY LOAN AND TERMS OF PAYMENT.
     2.1 The Inventory Loan. Upon and subject to the conditions set forth in this Agreement, Lender shall make a the following Advances under the Inventory Loan to Borrower and Borrower shall borrow from Lender the amount of such Advances and buy the Acquired Assets subject to Lender’s Lien as of the Closing Date pursuant to the terms of this Agreement and the Inventory Loan Documents.
               (a) Lender shall make an Advance on the Closing Date of an amount not to exceed $4,356,912 to fund a portion of the purchase price paid by Borrower pursuant to the Asset Purchase Agreement;
               (b) Lender shall make an Advance on the Closing Date and another Advance subsequent to the Closing Date to fund the agreed upon closing costs as determined by Borrower and Lender;
               (c) Lender shall make an Advance to Borrower subsequent to the Closing Date to fund the Sale Shortfall Amount as more particularly described in Section 2.12 below;
               (d) The Inventory Loan shall otherwise be closed to any other Advances; and
               (e) The beginning balance of the Inventory Loan which is credited to the purchase price for the Acquired Assets as of the Closing Date is $11,945,408.
     2.2 Inventory Loan Promissory Note. Concurrently herewith, Borrower shall execute and deliver to Lender the Inventory Loan Promissory Note in the original principal amount not to exceed the Maximum Inventory Loan Amount. The indebtedness evidenced by the Inventory Loan Promissory Note shall be secured by the Inventory Collateral as more fully described herein.

     2.3 No Advances. Other than the Advances described in Section 2.1 above, no further Advances are contemplated under the Inventory Loan.
     2.4 Interest Rate. The aggregate principal amount of the Inventory Loan which is outstanding from time to time shall bear interest on an actual 360 day basis at a rate per annum equal to the Interest Rate. The outstanding principal balance of the Inventory Loan shall bear interest in arrears as of Lender’s wiring of funds through its receipt of repayment of the Inventory Loan (if received by Lender later than 12 noon, EST, then interest accrual shall be through the next Business Day following such receipt). Upon the occurrence and during the continuation of an Event of Default and after the Inventory Loan Maturity Date (if the Inventory Loan is not paid in full on the Inventory Loan Maturity Date), at Lender’s election, in its sole discretion, the Inventory Loan shall bear interest at the Default Rate. Accrued and unpaid interest on the Inventory Loan shall be payable monthly on the first day of each month. In the event all interest is not paid in full each month, such interest shall be accrued and shall be paid and brought current by Borrower within ninety (90) days from the date each such payment is due under the Inventory Loan. Failure by Borrower to make the foregoing payments as required shall result in an Event of Default hereunder.
     2.5 Payments and Release Provisions — Inventory Loan and Receivables Loan. Borrower agrees punctually to pay or cause to be paid to Lender all principal, interest and Loan Costs due under the Inventory Loan Promissory Note or otherwise in respect to the Inventory Loan without any right of rescission, set off, counterclaim or defense for any reason. Borrower should make the following payments on the Inventory Loan:
               (a) Upon the sale or any resale of any Timeshare Interest (and related Club Membership) acquired by Borrower pursuant to the Section 363 Sale, Borrower shall make a release payment to Lender in an amount equal to a stated percentage of the Sales Price of the Timeshare Interest (and related Club Membership) then in effect (the “Release Payment(s)”. This Release Payment shall be paid to Lender pursuant to an escrow or other arrangement that is satisfactory to Lender and Lender shall sign a partial release of Lien if one is required, as set forth in Section 2.5(b) below with respect to any released Timeshare Interest. All Release Payments for sales made by Borrower shall be paid to Lender within ten (10) days subsequent to the end of the month in which sales for that month are made. The percentage of the Sales Price of the Timeshare Interest that constitutes the Release Payment shall commence at 20% of the Sales Price of the Timeshare Interest (and related Club Membership) and increase by an additional 1% (e.g. from 20% to 21%) for every six (6) months commencing July 1, 2011. So on July 1, 2011 the percentage constituting the Release Payment shall be increased to 21% and on January 1, 2012 the percentage constituting the Release Payment shall be increased to 22%. This 1% increase in the percentage constituting the Release Payment shall continue to occur on July 1, 2012 and thereafter for each succeeding 6 month period for so long as any portion of either the Inventory Loan or the Receivables Loan remains outstanding.

               (b) Upon payment of the Release Payment, Lender shall provide Borrower, if required, with partial releases from the Lien of the Mortgage for any Timeshare Interest for which the applicable Release Payment has been made. Partial releases may be delivered into and released from an escrow or other arrangement which is acceptable to Lender. Each partial release, if any, relating to a Timeshare Interest that is executed and delivered by Lender and recorded in the applicable public records will serve to release from the Inventory Collateral the particular Financed Timeshare Interest(s) identified therein, for the period of time associated with such Financed Timeshare Interest(s). The partial release, if any, will in no way affect the balance of the Mortgage Collateral or the Lender’s Lien upon the same. Borrower shall bear all expenses (including, without limitation, legal fees and disbursements of Lender and recording costs) in connection with any such partial releases of Lien, and Borrower shall be responsible for recording any release documentation in respect of such releases.
               (c) A minimum of $4,000,000 in principal reductions to the Inventory Loan (through annual Release Payments or otherwise) shall be paid by Borrower to Lender during both calendar years commencing on January 1, 2011 and January 1, 2012. Thereafter, a minimum of $5,000,000 in principal reductions to the Inventory Loan (through annual Release Payments or otherwise) shall be paid by Borrower to Lender during each calendar year commencing January 1, 2013, January 1, 2014 and January 1, 2015. If the annual principal reductions to the Inventory Loan paid to Lender during any such annual period do not equal at least $4,000,000 per year for calendar years 2011 and 2012 and at least $5,000,000 per year thereafter, Borrower shall make an additional principal payment to Lender equal to the difference between the total minimum annual principal reduction to the Inventory Loan due for such annual period (either $4,000,000 or $5,000,000 as set forth above) and the amount of principal reductions to the Inventory Loan actually paid by Borrower during the stated calendar year, within 15 days after the end of each calendar year.
               (d) All Release Payments shall be applied on a monthly basis to the Inventory Loan as follows: (i) first to the payment of Loan Costs and to any portion then due of the Annual Inventory Loan Fee, (ii) second to the payment of interest accrued at the Default Rate under this Agreement; (iii) third to the payment of accrued and unpaid interest under this Agreement and (iv) fourth toward reduction of the principal balance of the Inventory Loan except as set forth in Section 2.5(e) below. If the Inventory Loan is paid in full, Borrower shall continue to be obligated to make Release Payments which shall be applied to the repayment of the Receivables Loan by Lender until the Receivables Loan is paid in full.
               (e) Notwithstanding the provisions of Section 2.5(d) above, if a Trigger Event occurs as such term is defined in Section 2.5(a) of the Receivables Loan Agreement, the Release Payments paid to Lender subsequent to the occurrence of the Trigger Event and during the period of time the Trigger Event is continuing, shall be applied in the following order:

                    (i) First to the payment of Loan Costs and to any portion then due of the Annual Inventory Loan Fee as such term is defined herein;
                    (ii) Then to the payment of Loan Costs under the Receivables Loan;
                    (iii) Then to the payment of interest accrued at the Default Rate under the Inventory Loan;
                    (iv) Then to the payment of interest accrued at the Default Rate as such rate is defined in the Receivables Loan Agreement;
                    (v) Then to the payment of accrued and unpaid interest under the Inventory Loan;
                    (vi) Then to the payment of accrued and unpaid interest under the Receivables Loan;
                    (vii) Then to the payment of principal outstanding under the Inventory Loan; and
                    (viii) Then to the payment of principal outstanding under the Receivables Loan.
               (f) If an Event of Default occurs and is continuing, Lender may apply the Release Payments received to the Inventory Loan and/or the Receivables Loan at Lender’s sole discretion.
               (g) The entire outstanding principal balance of the Inventory Loan, together with all other Obligations, shall be paid in full on or before the Inventory Loan Maturity Date.
     2.6 Voluntary Prepayment of Inventory Loan. Borrower may prepay the Inventory Loan, in whole or in part, at any time without premium or penalty. Any such prepayment must include all outstanding principal, accrued but unpaid interest, and all other Obligations then due and owing (other than contingent indemnification Obligations to the extent no unsatisfied claim with respect thereto has been asserted) that remain unpaid at the time of the prepayment.
     2.7 Upgraded Timeshare Interest. Any upgrade of an existing obligor under any Pledged Timeshare Loan as indicated on the monthly servicing report provided to Lender requires a principal pay down by Borrower to Lender of the Receivables Loan in an amount equal to the outstanding balance of principal and accrued and unpaid interest due from such existing obligor under such existing Pledged Timeshare Loan at the time of the upgrade.

     2.8 Protective Additional Advances. Notwithstanding the Maximum Inventory Loan Amount, Lender shall have the right, but not the obligation, to fund amounts in excess of the Maximum Inventory Loan Amount from time to time to pay accrued and unpaid interest, to pay taxes, to protect Inventory Collateral, to cause compliance with Inventory Loan covenants, to address Defaults or Events of Default, or to enforce rights or remedies (Borrower agreeing that such action by Lender shall not cure any Event of Default unless Lender agrees to such cure in writing). Any excess amounts so funded by Lender shall be evidenced by the Inventory Loan Promissory Note and this Agreement, and by all Inventory Loan Documents, and secured by all Inventory Collateral. Borrower agrees to execute additional notes, mortgages, guarantees or other Inventory Loan Documents as may be reasonably requested by the Lender.
     2.9 Borrower’s Equity. Borrower as a condition precedent to the closing of the Inventory Loan is required to make a cash payment of not less than $1,500,000 to pay a portion of the purchase price of the Section 363 Sale to the ILX Sellers at the time of closing of the Section 363 Sale.
     2.10 Annual Inventory Loan Fee. The full annual Inventory Loan Fee shall be earned by Lender each year during the term of the Inventory Loan. Borrower shall pay a percentage of each year’s Annual Inventory Loan Fee as set forth in the following chart which payment shall be made by Borrower to Lender within 45 days after the end of each stated twelve (12) month period:

	12-months	24-months	36-months	48-months	60-months	72-months
12-months from Closing Date	25%	25%	25%	25%
24-months from Closing Date		25%	25%	50%
36-months from Closing Date			25%	75%
48-months from Closing Date				50%	50%
60-months from Closing Date					100%
          Failure of Borrower to pay the percentage of the Inventory Mortgage Loan Fee owed to Lender in a timely manner shall result in an Event of Default under the Inventory Loan.
     2.11 Usury Savings Clause. Lender and Borrower intend to comply at all times with applicable usury laws. All agreements between Lender and Borrower, whether now existing or hereafter arising and whether written or oral, are hereby limited so that in no contingency, whether by reason of demand or acceleration of the maturity of the Inventory Loan or otherwise, shall the interest contracted for, charged, received, paid or agreed to be paid to Lender exceed the maximum rate permissible under applicable usury laws (“Maximum Rate”). If, from any circumstance whatsoever fulfillment of any provision hereof, of the Inventory Loan Promissory Note or of any other Inventory Loan Documents shall involve transcending the limit of such validity prescribed by any law which a court of competent jurisdiction may deem applicable hereto, then ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity; and if from any circumstance Lender shall ever receive anything of value deemed interest by applicable law which would exceed the Maximum Rate, such amount which would be excessive interest shall be applied to the reduction of the principal of the Inventory Loan and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal of the Inventory Loan, such excess shall be refunded to Borrower. All interest paid or agreed to be paid to Lender shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full period until payment in full of the principal so that the interest on the Inventory Loan for such full period shall not exceed the Maximum Rate. Borrower agrees that in determining whether or not any interest payment under the Inventory Loan Documents exceeds the Maximum Rate, any non-principal payment (except payments specifically described in the Inventory Loan Documents as “interest”) including without limitation, prepayment fees and late charges, shall to the maximum extent not prohibited by law, be an expense, fee, premium or penalty rather than interest. Lender hereby expressly disclaims any intent to contract for, charge or receive interest in an amount which exceeds the Maximum Rate. The provisions of each of the Inventory Loan Promissory Note, this Agreement and all other Inventory Loan Documents are hereby modified to the extent necessary to conform with the limitations and provisions of this paragraph, and this paragraph shall govern over all other provisions in any document or agreement now or hereafter existing. This Paragraph shall never be superseded or waived unless there is a written document executed by the Lender and the Borrower, expressly declaring the usury limitation of this Agreement to be null and void, and no other method or language shall be effective to supersede or waive this paragraph.
     2.12 Forest Service Loan. Borrower and Lender agree that pursuant to the Plan, a Stock Pool has been established for the deposit of certain assets contributed by Borrower and Lender for the benefit of holders of stock in the ILX Sellers (the “Stock Pool”). Lender has agreed to make a cash payment to the Stock Pool equal to $2,100,000 plus 12% interest per annum from the Closing Date until the date the payment is made to the Stock Pool through an escrow arrangement pursuant to the terms of the Escrow Agreement in consideration for the conveyance of the Forest Service Land to Lender or its designee. Concurrently with the time such payment is paid to the Stock Pool directly by Lender or by the escrow agent pursuant to the Escrow Agreement, Borrower shall pay to Lender $1,050,000 in cash plus 50% of any interest due to the Stock Pool pursuant to the terms of the Escrow Agreement. Additionally, concurrently with the closing of the sale of the Forest Service Land by Lender or its designee to a third party purchaser, Borrower shall pay to Lender an amount equal to the difference between $4,994,460 and the purchase price paid by a third party purchaser for the Forest Service Land at the closing of the sale of the Forest Service Land (the “Sale Shortfall Amount”). Lender shall fund the payment by Borrower to Lender of the Sale Shortfall Amount by making an advance under the Inventory Loan to Borrower of the Sale Shortfall Amount.
SECTION 3. COLLATERAL.
     3.1 Grant of Security Interest. To secure the prompt and complete payment and performance by the Borrower of all of its Obligations, for value received, Borrower unconditionally and irrevocably assigns, pledges and grants to Lender a continuing first priority Lien, mortgage and security interest in and to all of the following, whether now owned or existing or hereafter acquired, reacquired or arising (collectively, the “Inventory Collateral”)
               (a) All present and future Mortgaged Property in or related to the Club or any of the Resorts, including, without limitation, the particular Financed Timeshare Interests identified as “Timeshare Interests” and as “Unit Weeks” and as described more fully in each applicable Mortgage, together with all appurtenant rights and interests, including appurtenant rights and interests in and to Units for specified Timeshare Interests or Unit Weeks, and appurtenant or related rights in and to the applicable Resort facilities, common areas, and including related buildings, structures, improvements, fixtures and installations now or at any time hereafter located on the real property which, as described in the applicable Resort Plan or Club Membership Plan, is made subject to the Club and the Resorts, and easements, servitudes, licenses, rights of way, privileges, appurtenances, leasehold interests (whether as lessor or lessee), and access and use rights in and to all Resort facilities and amenities, all as described and provided in the applicable Club Membership Plan or Resort Plan; and all extensions, betterments, substitutions, improvements and replacements thereof;
               (b) The Borrower’s interests, title, status and rights in, to and under all present and future Contracts;
               (c) All present and future documents, instruments, pre-and post-bankruptcy accounts and Accounts, and all rights to the payment of money from sales or use of time share Intervals which are subject to the Lien of any applicable Mortgage, including under past, present or future loans or debt arrangements, and all rights under law or agreement against account debtors or obligors, whether or not a Borrower has earned payments or rights by performance, and all present and future documents, instruments and all general intangibles;
               (d) With respect to Mortgaged Property, to the extent of Borrower’s rights therein, all FF&E and goods of every kind and description (and all improvements and accessions thereto and substitutions and replacements therefor) located in or on or used in connection with any such Mortgaged Property;
               (e) With respect to Mortgaged Property, easements, servitudes, leasehold interests (whether as lessor lessee), and rights to occupy, use and enjoy Club or any Resort facilities or amenities, and all Rents, deposits, credits, franchises, permits, approvals, licenses, facilities and amenities on, affecting or appurtenant to the Mortgaged Property;
               (f) The Collateral Assignments;
               (g) All present and future Rents;

               (h) All plans, agreements for the furnishing of architectural, engineering or design services and all agreements for the furnishing of labor and/or material in connection with the development and construction of any of the Mortgaged Property together with the assignment of any payment and performance bonds for completion of any of the Mortgaged Property.
               (i) All present and future inventory, general intangibles used or useful in connection with, and placed or to be placed on or under any of the Mortgaged Property and the cash or non-cash proceeds thereof.
               (j) All furniture, furnishings, appliances, machines, plumbing, heating, ventilating, air-conditioning systems, fixtures and equipment used or useful in connection with, and placed or to be placed on or under the Mortgaged Property and the cash and non-cash proceeds thereof.
               (k) All rights of Borrower in and to the collection account and any depository account, clearing account, escrow account, or reserve account into which cash or proceeds from Timeshare Interest sales are deposited at any time, and all cash or proceeds from Timeshare Interest sales for Release Payments, and all rights of setoff, and all benefits, claims, accounts, accounts receivables, general intangibles, choses in action, claims, credits, balance and proceeds relating thereto or deriving therefrom.
               (l) Extensions, additions, modifications, improvements, betterments, renewals, substitutions and replacements of, for or to any of the foregoing wherever located, together with the products, proceeds, revenues, income, issues, rents and profits thereof, including without limitation, proceeds deriving from enforcement of any rights or benefits, and any replacements, additions or accessions thereto or substitutions thereof, and all rights or claims in or under insurance policies and to the proceeds of any insurance policies covering any of the foregoing, all rights to unearned or refunded insurance premiums, and the proceeds of any insurance or condemnation awards or judgments, tax refunds, or any claims regarding any of the Mortgaged Property;
               (m) All Real Property and FF&E owned by Borrower including, without limitation (i) all sales and marketing centers, (ii) the lease with Indian Wells Partners for 91 Portal Lane in Sedona, Arizona, (iii) a portion of 133 Portal Lane in Sedona, Arizona, (iv) excepted areas of Los Abrigados Resort, 160 Portal Lane, Sedona, Arizona, (v) 81 Short Road, Gila County, Arizona, (vi) the small tracts (Kohl’s Ranch), Gila County, Arizona, and (vii) all other leases assumed by Borrower as set forth on Exhibit “D” attached hereto;
               (n) All books, records, reports, computer tapes, disks and software, and all related licenses, franchises, agreements or use rights, relating to the foregoing, including, without limitation, the Reservation System and the Intellectual Property acquired by Borrower pursuant to the Asset Purchase Agreement;

               (o) The Club Inventory subject to the provisions of the Mortgage thereon;
               (p) All of the unsold Timeshare Interests now or hereafter owned by Borrower (or use rights to which are owned by Borrower); the unsold Timeshare Interests are as of the Closing Date are referenced in the Eagle 9 UCC Policy provided by the Title Company dated as of the Closing Date;
               (q) All of Borrower’s or a to be formed Mexican subsidiary of Borrower’s interest in the Fideicomisco trust which holds title to the Sea of Cortez Premiere Vacation Club, in the principal amount of $2,500,000 filed under No. 53359 in Volume 440, Sec. 1 on September 29, 1998, in the Public Registry of Guaymans, Sonora, Mexico; and
               (r) The Receivables Collateral.
Borrower acknowledges and confirms that Lender is hereby granted and shall continue to hold, a continuing security interest and Lien in, to and upon, and right of set off with respect to the Inventory Collateral and such Lien shall continue in full force and effect until all Obligations under the Inventory Loan and Receivables Loan have been fully and finally paid, performed and satisfied. IT IS THE EXPRESS INTENT OF THE BORROWER THAT ALL OF THE INVENTORY COLLATERAL SHALL SECURE NOT ONLY OBLIGATIONS UNDER THE INVENTORY LOAN DOCUMENTS WITH RESPECT TO THE INVENTORY LOAN, BUT ALSO THE OBLIGATIONS OF BORROWER TO LENDER UNDER THE RECEIVABLES LOAN AND THE LOAN DOCUMENTS FOR THE RECEIVABLES LOAN.
     3.2 Intentionally Omitted.
     3.3 Financing Statements. Borrower agrees, at its own expense, to execute the financing statements (including amendments and continuation statements) provided for by the UCC together with any and all other instruments or documents and take such other action as may be required to perfect and to continue the perfection of Lender’s security interests in the Inventory Collateral. Alternatively in accordance with the UCC, Borrower hereby authorizes the Lender to execute and file any such financing statements on Borrower’s behalf, including in connection with any electronic filings permitted by the UCC. To the extent permissible under the UCC, a photocopy or other reproduction of a financing statement or of Borrower’s or the Lender’s signature thereto (except with respect to a partial release or termination statement of change), is agreed to be sufficient as a financing statement.
     3.4 Location of Collateral. All tangible Inventory Collateral which is Encumbered Personal Property is to remain at all times on the premises of Borrower at its principal office in Las Vegas, Nevada or at a Resort and Borrower represents and warrants to Lender that all of the currently existing tangible Inventory Collateral is now located there and Borrower will not transfer any of the Inventory Collateral without the prior written consent of Lender. Borrower shall upon receipt of a written request from Lender, alter the occurrence of an Event of Default, deliver to Lender then current copies of computer tapes, disks, software and micro-fiche records which constitute the books and records for the Inventory Collateral.
     3.5 Insurance and Protection of Inventory Collateral. Borrower agrees to maintain or cause to be maintained and pay for or cause the applicable Association or the Club to pay for insurance upon all Inventory Collateral wherever located (including whether in storage or in transit) covering risks in such amounts and with such insurance companies as are approved by Lender. To the extent any casualty insurance coverage required under this Agreement with respect to any of the Resorts is provided by the Association, and to the extent any portion of the Inventory Collateral is covered by such insurance, with respect to such portion of the Inventory Collateral only, the Borrower’s obligation under this Section 3.5 shall be to use reasonable commercial efforts to cause the Association to maintain such casualty insurance coverage.
     3.6 Intentionally Omitted.
     3.7 Security Agreement. This Agreement shall be deemed a security agreement as defined in the UCC, and the remedies for any violation of the covenants, terms and conditions of the agreements herein contained shall be cumulative and be as prescribed (a) herein or in any of the Inventory Loan Documents, or (b) by law, or (c) as to such part of the Inventory Collateral which is also reflected in any filed assignment or financing statement, by the specific provisions of the UCC or other applicable law now or hereafter enacted, all at the Lender’s sole election, as may be exercised on one or more occasions.
     3.8 Cross Collateralization/Cross Default.
     Obligations outstanding under the Receivables Loan or the Inventory Loan or made in respect of Receivables Collateral or Inventory Collateral pledged by Borrower pursuant to the Receivables Loan or the Inventory Loan (inclusive of obligations which have been paid in full but pursuant to which Lender maintains existing Receivables Collateral or Inventory Collateral) and all Loan Documents and Inventory Loan Documents, are and shall be cross-collateralized and cross-defaulted with each other. Borrower agrees to deliver financing statements and other documents, instruments and agreements as may be required by the Lender to further evidence and perfect the Liens and cross collateralization in favor of Lender. A default under the Nevada Resorts Loan will result in an Event of Default under the Receivables Loan and Inventory Loan; however, a default under the Receivables Loan or Inventory Loan will not result in a default under the Nevada Resorts Loan.

SECTION 4. CONDITIONS PRECEDENT TO CLOSING AND MAKING ADVANCES UNDER THE INVENTORY LOAN.
     The obligation of Lender to enter into this Agreement and to fund the contemplated Advances hereunder shall be subject to the satisfaction of each of the following conditions precedent, in addition to all of the conditions precedent set forth elsewhere in the Inventory Loan Documents:
     4.1 Opinion of Counsel. Lender shall have received from counsel for the Borrower an opinion of counsel effective as of the Closing Date regarding existence, power and authority and good standing of Borrower and enforceability of the Loan Documents, which shall be in form and substance reasonably acceptable to the Lender.
     4.2 Closing Deliveries. Lender shall have received, in form and substance satisfactory to the Lender, all documents, instruments and information required to be delivered by Borrower to Lender in connection with the closing.
     4.3 Liens. Lender shall have received satisfactory evidence that all Liens granted to Lender pursuant to this Agreement and the Inventory Loan Documents have been duly perfected and constitute valid, enforceable and exclusive, first priority Liens in favor of Lender on the Inventory Collateral.
     4.4 Representations and Warranties. The representations, warranties and covenants contained herein and in the other Inventory Loan Documents shall be true, correct and complete on and as of the Closing Date and throughout the term of the Inventory Loan.
     4.5 Performance of Agreements. Borrower shall have performed all agreements, paid all Loan Costs (subject to Section 4.17) and satisfied all conditions which any of the Inventory Loan Documents provides are due to be paid or performed by it as of such date.
     4.6 Governmental Approvals. Lender shall have received evidence satisfactory to Lender that all material approvals, licenses, permits and consents shall have been obtained and shall be in good standing and full force and effect, with respect to (a) the Club, the Resorts and the operation of the Club and the Resorts, and (b) the marketing and sale of Timeshare Interests.
     4.7 No Prohibitions. Borrower shall not have taken any action or permitted any condition to exist which would have been prohibited by any provision of this Agreement if such provision had been binding.
     4.8 No Default. After giving effect to the transactions contemplated hereunder to occur on the Closing Date, no Default or Event of Default shall exist immediately prior to the Closing Date or prior to the making of any Advance hereunder, or after giving effect to any Advances made hereunder.

     4.9 Legal Requirements. Lender shall have received evidence satisfactory to Lender that the Club and the Resorts, the Inventory Collateral and the Borrower, are in compliance with all Legal Requirements in connection with the establishment and operation of the Club and the Resorts, and the marketing and sales of Timeshare Interests, and the closings of sales, including without limitation, applicable timeshare and condominium acts and applicable consumer protection and disclosure laws and regulations.
     4.10 Litigation. Except as may be disclosed on the Litigation Summary attached hereto as Exhibit “H”, with respect to the DRC Affiliates or the Borrower, there shall be no bankruptcy, foreclosure action or other material litigation or judgments pending or outstanding against the Borrower or the DRC Affiliates (each a “Material Party”). The term “other material litigation” as used herein shall not include matters in which (i) a Material Party is plaintiff and no counterclaim is pending or (ii) which Lender determines, in its sole discretion, are immaterial due to settlement, insurance coverage, frivolity, or amount or nature of claim. Lender may require updated litigation searches and explanations in its discretion.
     4.11 Government Permits. Lender shall have received and approved true, correct and complete copies of all applicable governmental permits, approvals, consents, licenses, and certificates for the establishment of the Club and the Resorts as timeshare projects in accordance with the Legal Requirements and for the occupancy and intended use and operation of the Club and the Resorts, or certification by the Borrower confirming that to the best of Borrower’s knowledge water, sewer (sanitary and storm), electricity, gas, solid waste disposal, telephone, police, fire and rescue services are being provided to the Club and the Resorts.
     4.12 Club Membership Documents and Resort Documents. When available subsequent to the Closing Date, Lender shall receive and consent to (which consent shall not be unreasonably withheld) true, correct and complete copies of forms of all Club Membership Documents, and all Resort Documents, registrations, materials and approvals relating to the Club and the Resorts which Borrower intends to use on a going forward basis.
     4.13 Taxes. Lender shall have received satisfactory evidence that all taxes and assessments owed by or for which the ILX Sellers, Borrower or the applicable Association are responsible for collection have been paid to the extent due, which taxes and assessments include, without limitation, sales taxes, room occupancy taxes, payroll taxes, personal property taxes, excise taxes, intangibles taxes, real property taxes, and income taxes, transfer and documentary stamp taxes and any assessments related to the Club and the Resorts.
     4.14 Financial Statements. Lender shall have received and approved the Financial Statements required for the Parent in form and substance reasonably satisfactory to Lender.

     4.15 Preclosing Inspections. Lender shall have conducted and approved due diligence inspections of the Borrower, the Lockbox Agent, the Servicer, the Back-Up Servicer, the Club and Resorts, the Marketing and Sales Agent, the Custodian, the Club Manager, the Resort Manager, the marketing programs with respect to Timeshare Interests, the Timeshare Loans and other Inventory Collateral, and such other matters as Lender may deem necessary.
     4.16 Proceedings Satisfactory. All actions taken in connection with the execution or delivery of the Inventory Loan Documents, and all documents and papers relating thereto, shall be reasonably satisfactory to Lender and its counsel. Lender and its counsel shall have received copies of such documents and papers as Lender or such counsel may reasonably request in connection therewith, all in form and substance satisfactory to Lender and its counsel.
     4.17 Loan Costs. Borrower shall have paid the Loan Costs required to be paid prior to or at closing,hereunder, which Loan Costs after agreed to by Borrower and Lender shall be funded pursuant to an Advance under the Inventory Loan pursuant to the terms of the Agreement.
     4.18 Sufficiency of Club Inventory. Borrower shall demonstrate upon the request of Lender the existence of adequate Club Inventory and Resort Interest inventory so as to meet all demands for usage as evidenced by UCC Article 9 title policies issued by the Title Company.
     4.19 Intentionally Omitted.
     4.20 Title Insurance. With respect to the Inventory Loan, at least three (3) days prior to the Closing Date, Borrower shall deliver or cause to be delivered to Lender a mortgagee’s title insurance commitment to Lender, its successors and assignors, to issue a mortgagee’s title insurance policy(ies) or an acceptable endorsement(s) to existing mortgagee title policies, underwritten by the Title Insurance Company in all respects and in form and substance acceptable to Lender, to insure in favor of Lender the first priority Lien of each Mortgage executed by Borrower in favor of Lender with respect to the applicable Mortgaged Real Property and containing such affirmative coverage as Lender deems reasonably necessary. The mortgagee’s title insurance policy(ies) for all of the Mortgages shall be issued within thirty (30) days of the Closing Date with all required endorsements and must insure that each applicable Mortgage creates a first priority lien in and to the applicable Mortgaged Property in favor of Lender, (individually and collectively, “Title Policy”). Lender will accept an Eagle 9 UCC Vacation Interest Policy for all Timeshare Interests owned by the Club for which a standard mortgagee’s title policy is not available.
     4.21 Background Documents. Borrower shall have delivered to Lender and Lender shall have approved each of the following (collectively, the “Background Documents”):

               (a) Borrower’s Organizational Documents. Copies of Borrower’s organizational documents, including but not limited to its articles of incorporation and bylaws, together with any amendments thereto, certified to be true and complete by Borrower’s Chief Financial Officer;
               (b) Good Standing Certificates. Current good standing certificates issued by the Secretaries of State for the respective states of formation of Borrower and the DRC Affiliates;
               (c) Resolutions. A Certificate of Borrower’s Secretary and certified resolutions of Borrower’s Board of Directors authorizing the execution of all Inventory Loan Documents and the performance of all Obligations thereunder.
     4.22 Funding Procedure. The obligation of Lender to make any Advances hereunder shall be subject to the satisfaction of all of the following conditions precedent:
               (a) Inventory Loan Documents/Inventory Collateral. Not less than three (3) Business Days prior to the Closing Date under the Inventory Loan, the Borrower shall have delivered to Lender all of the following:
                    (i) Title Commitment. An original mortgagee’s title commitment consistent with each of the title commitments provided to Lender as of the Closing Date signed by an authorized agent of the Title Insurance Company which provides a commitment to issue a Title Policy to insure the first priority Lien of Lender in and to all of the Mortgaged Real Property in an amount equal to the aggregate outstanding principal balance of the Inventory Loan on the Closing Date.
                    (ii) delivered to Lender original UCC financing statements covering the Inventory Collateral to be recorded in the applicable public records and filed with the authorized filing office for the Delaware Secretary of State’s Office, as well as any applicable UCC-3 amendments or terminations of any of other interests in the Inventory Collateral.
     The Mortgage, the UCC financing statements and the Collateral Assignments, shall each have been duly recorded in the public records of the applicable jurisdiction in which each Resort is located and Maricopa County, Arizona for the Club and with each applicable Secretary of State’s office. The Title Policy issued in connection with the Inventory Loan shall be consistent with the pro forma mortgagee’s title insurance policies or mortgagee’s title commitments all of which are in form and substance satisfactory to Lender, issued by the Title Insurance Company, name Lender and its successors and assigns as the insured party therein and contain such exceptions and conditions to title as Lender shall approve in writing, which approval shall not be unreasonably withheld and such affirmative coverage as Lender deems reasonably necessary. The funding of any Advance, delivery of the Inventory Collateral, issuance of the Title Policy and recording of the Collateral Assignments, other assignments or any releases and the UCC financing statements may, in Lender’s discretion, be effected by way of any escrow or other arrangement satisfactory to Lender.
               (b) Expenses. The Borrower shall have paid all fees and expenses required pursuant to this Agreement to be paid on the Closing Date subject to Section 4.17 herein.
               (c) Proceedings Satisfactory. All actions taken in connection with the Advances and all documents and papers relating thereto shall be satisfactory to Lender and its counsel. Lender and its counsel shall have received copies of such documents and papers as Lender or such counsel may reasonably request in connection with any Advance, all in form and substance satisfactory to Lender and its counsel.
     4.23 Limitation on Section 4 Deliveries. Notwithstanding anything to the contrary contained in this Section 4 or elsewhere in this Agreement, Lender acknowledges and agrees that Borrower shall be required to deliver to Lender only those deliveries that have been made by the ILX Sellers to the Borrower pursuant to the Asset Purchase Agreement or otherwise provided to Borrower through the Bankruptcy Court in accordance with the Sale Order and that Borrower shall have no affirmative obligation to provide any deliveries not received by Borrower pursuant to the Asset Purchase Agreement or otherwise provided to Borrower through the Bankruptcy Court in accordance with the Sale Order, except for deliveries agreed to by Borrower and Lender. Lender shall be granted Liens on the Receivables Collateral as set forth herein and in the Loan Documents.
SECTION 5. INTENTIONALLY OMITTED.
SECTION 6. BORROWER’S REPRESENTATIONS AND WARRANTIES.
     So long as any portion of the Obligations (other than contingent indemnification obligations to the extent no unsatisfied claim with respect thereto has been asserted) remains unpaid, Borrower shall at all times be in full and timely compliance with all of the following representations and warranties hereby made to Lender:
     6.1 Formation, Existence, Qualification and Compliance. Borrower is a corporation duly organized, validly existing, and fully qualified and authorized to do business in the State of Delaware. Borrower and its business and operations are in full compliance with all applicable Legal Requirements. Borrower is governed by the terms of its articles of incorporation and bylaws, true copies of which have been delivered to Lender. There is no agreement of any kind other than as provided Lender which governs Borrower.
     6.2 Authorization and Execution. Borrower has taken all action required to permit Borrower to enter into this Agreement or any other agreement or transaction contemplated herein, and the same is valid and binding upon Borrower. No officer or agent of Lender shall be required to make any inquiry concerning the validity of any transaction purported to be made by Borrower or the authenticity of any signature or endorsements relating to same, and Lender may conclusively assume that every obligation, agreement, instrument or act or thing done and executed by such Person purportedly on behalf of Borrower has been so executed or done in this official capacity as an agent of Borrower:
               (a) The execution, delivery and performance by Borrower of the Inventory Loan Documents has been duly authorized by all necessary corporate actions by Borrower and does not and will not (i) violate any provision of Borrower’s certificate of incorporation or bylaws, or any agreement, law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect to which Borrower is a party or is subject; (ii) result in, or require the creation or imposition of, any Lien upon or with respect to any asset of Borrower other than Liens in favor of Lender; or (iii) result in a breach of, or constitute a default by Borrower under, any indenture, loan or credit agreement or any other agreement, document, instrument or certificate to which Borrower is a party or by which it or any of its assets are bound or affected.
               (b) No approval, authorization, order, license, permit, franchise or consent of, or registration, qualification or filing with, any Governmental Authority or other Person, including without limitation, any applicable regulatory authorities or the applicable Association, is required in connection with the execution, delivery and performance by Borrower of any of the Inventory Loan Documents.
               (c) The Inventory Loan Documents constitute legal, valid and binding obligations of Borrower, enforceable against Borrower in accordance with their respective terms.
               (d) Borrower has good and marketable title to all of the Inventory Collateral, free and clear of any Lien, security interest, charge or encumbrance except for the Liens or security interests created by this Agreement or any Inventory Loan Document or otherwise created in favor of Lender. All financing statements or other instrument similar in effect covering all or any part of the Inventory Collateral shall be terminated as of the Closing Date, except such as may have been filed in favor of Lender.
               (e) The execution and delivery of the Inventory Loan Documents, the delivery and recordation of each Mortgage in the applicable public records of the county or jurisdiction in which the Mortgaged Real Property is located, the filing of the UCC-1 Financing Statements and any amendments thereto with the authorized filing office in each jurisdiction in which a Resort is located and the recordation of the Collateral Assignment of Declarant Rights, in the applicable public records of each county in which a Resort is located and Maricopa County, Arizona for the Club create in favor of Lender a valid and perfected continuing Liens in and to all of the Inventory Collateral. The Inventory Collateral shall secure the full payment and performance of the Obligations.

               (f) Each Mortgage constitutes and shall continue to constitute valid and enforceable first and prior Liens and security interests on the Mortgaged Property.
               (g) Lender is not and shall not be required to take, and Borrower has taken any and all required steps to perfect Lender’s Liens in the Inventory Collateral (other than maintaining possession of the portion of the Inventory Collateral constituting instruments and timely filing continuation statements for the Financing Statements); and Lender is not and shall not be required to collect or realize upon the Inventory Collateral or any distribution of interest or principal, nor shall loss of, or damage to, the Inventory Collateral release Borrower from any of the Obligations.
     6.3 No Disciplinary Action. Borrower is not subject to any disciplinary actions or proceedings by any Governmental Authority with respect to any licenses or permits held by Borrower;
     6.4 Other Agreements. Borrower’s execution, delivery and performance of this Agreement, the Inventory Loan Documents and the borrowing evidenced by the Inventory Loan Promissory Note (i) will not violate any indenture, agreement or any other instrument to which such Borrower is a party or by which Borrower or any of its property is bound; and (ii) will not be in conflict with, result in a breach of or constitute (with due notice and/or lapse of time) a default under any such indenture, agreement or other instrument, or result in the creation or imposition of any Lien, charge or encumbrance of any nature whatsoever upon any of such Borrower’s property or assets, except as contemplated by the provisions of this Agreement. This Agreement and the documents which collectively constitute the Inventory Loan Documents, when executed and delivered to Lender, will constitute the legal, valid and binding obligations of respective signatories thereto enforceable against Borrower in accordance with their respective terms.
     6.5 Financial Statements and Business Condition. Taken as a whole, all financial data and other information of whatever nature that have been given to Lender with respect to Parent (i) is complete and correct and does not omit to state any material fact necessary in order to make the statements herein or therein not misleading; and (ii) accurately presents the financial condition of Parent as of the date on which the same have been furnished to Lender. To the extent required by GAAP, all balance sheets disclose all known liabilities, direct and contingent, as of their respective dates. No Material Adverse Effect has occurred since the date of the most recent of each such financial statement given to Lender other than changes in the ordinary course of business, none of which changes have had or could reasonably be expected to have a Material Adverse Effect.
     6.6 Title to Properties: Prior Liens. Borrower or the Club (with respect to the Club Inventory) has good and marketable title to all of the Inventory Collateral. Borrower’s sole business involves the marketing, sale and financing of Timeshare Interests at each of the Resorts and Club. Other than the Liens granted in favor of

Lender, there are no Liens or encumbrances against all or any portion of the Inventory Collateral.
     6.7 Subsidiaries, Affiliates and Capital Structure. Borrower has no subsidiaries or Affiliates which have any involvement or interest in any of the Resorts or the Club in any way except for the DRC Affiliates. Neither Borrower nor any of the DRC Affiliates is a party to any proxies, voting trusts, member’s agreements or similar arrangements pursuant to which voting authority, rights or discretion with respect to Borrower is vested in any other Person.
     6.8 No Defaults. Borrower is not in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions set forth in any agreement or instrument to which it is a party.
     6.9 Accurate Reports. All other reports, papers, data and information provided by Borrower to Lender with respect to Borrower and the DRC Affiliates, are accurate and correct and complete insofar as completeness may be necessary to give Lender a true and accurate knowledge of the subject matters.
     6.10 Taxes. Borrower is a newly formed entity that has not been required to file any federal, state and material county and municipal income tax returns. To Borrower’s actual knowledge, there is no pending or threatened tax audit with respect to the Club, the Resorts, the DRC Affiliates or any applicable Association. To Borrower’s actual knowledge, no documentary stamp or intangible tax is due in connection with any Timeshare Interests or Pledged Timeshare Loans and if such taxes are held to be due, Borrower will pay all documentary stamp and intangible taxes to the appropriate taxing authority.
     6.11 Litigation and Proceedings. There are no actions, suits, proceedings, orders or injunctions pending or, to the best of Borrower’s knowledge, threatened against or affecting Borrower or any of the DRC Affiliates, at law or in equity, or before or by any Governmental Authority, which could reasonably be expected to have a Material Adverse Effect with the sole exception of the litigation and potential future litigation listed and further described in Exhibit “H”, attached hereto which lists currently pending litigation against Borrower and the DRC Affiliates. Borrower has received no written notice from any Governmental Authority alleging that Borrower, the ILX Sellers, the Resorts, the Club or any of the DRC Affiliates has violated any state registration law, any other applicable statute, ordinance, rule or regulation governing the marketing and sale of Timeshare Interests, any Club Membership Plan, Resort Plan or any other applicable Legal Requirements that could reasonably be expected to have a Material Adverse Effect. Borrower shall provide to Lender prompt written notice of any action commenced against any of the foregoing Persons to the extent Borrower reasonably believes such action could give rise to a Material Adverse Effect or material breach of any of the provisions of this Agreement.

     6.12 Licenses. To the best of Borrower’s knowledge, no authorization, consent, approval, License, exemption, filing or registration with any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, or securities exchange, is or will be necessary to the validity of the rights created under this Agreement.
     6.13 Solvency. Borrower and each of the DRC Affiliates is able to pay all of their respective debts as they become due and Borrower and each of the DRC Affiliates shall maintain such solvent financial condition, giving effect to the Obligations, as long as Borrower is obligated to Lender hereunder. Borrower’s Obligations under this Agreement and under the Loan Documents will not render Borrower unable to pay its debts as they become due. The present fair market value of Borrower’s and each of DRC Affiliates’ assets is greater than the amount reserved to pay their respective total liabilities. Neither Borrower nor any of the DRC Affiliates has made an assignment for the benefit of creditors; suspended business or commenced proceedings for its dissolution; filed bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings for relief under the bankruptcy, insolvency or receivership laws for the relief of debtors, instituted by or against any of them or has consented thereto; or has any judgment, writ or warrant or attachment, or similar process, entered or filed against it or any of their respective property or assets which renders any of them insolvent or impairs it or any of their ability to continue doing business and which has remained unvacated, unbonded or unstayed for a period of thirty (30) days.
     6.14 Inventory Collateral. Borrower has good and marketable legal title to and is the sole owner of the Inventory Collateral and the Inventory Collateral is not subject to any lien, security interest, charge or other claim or encumbrance of any Person other than Lender.
     6.15 Mortgaged Property. Each Mortgage constitutes and shall continue to constitute a valid and enforceable first Lien on the Mortgaged Property.
     6.16 Intentionally Omitted.
     6.17 Full Disclosure. No information, exhibit or written report or the content of any schedule furnished by or on behalf of Borrower or to Borrower’s actual knowledge, the Resort Manager, or the Club Manager to Lender in connection with the Receivables Loan, the Resort, the Club or the Collateral, and no representation or statement made by Borrower in any Loan Document, contains any material misstatement of fact or omits the statement of a material fact necessary to make the statement contained herein or therein not misleading. Borrower knows of no fact or condition which could prevent or delay the sale of Timeshare Interests to Purchasers or to the best of Borrower’s knowledge prevent or impede the operation of each of the Resorts in accordance with the Resort Documents or the Club in accordance with the Club Membership Documents or other disclosure documents, and in accordance with applicable law, or prevent Borrower’s performance of its Obligations pursuant to the Loan Documents, other than the fact that the completion of state timeshare registration requirements for a points-based use plan for the Club shall not be completed for 130-150 days after the Closing Date, and sales of Timeshare Interests may not be consummated until such registration requirements have been satisfied.
               (a) Use of Proceeds/Margin Stock. None of the proceeds of the Receivables Loan will be used to purchase or carry any “margin stock” (as defined under Regulation U of the Board of Governors of the Federal Reserve System, as in effect from time to time), and no portion of the proceeds of the Receivables Loan will be extended to others for the purpose of purchasing or carrying margin stock. None of the transactions contemplated in this Agreement (including, without limitation, the use of the proceeds from the Receivables Loan) will violate or result in the violation of Section 7 of the Securities Exchange Act of 1934, as amended, or any regulations issued pursuant thereto, including, without limitation, Regulations G, T, U and X of the Board of Governors of the Federal Reserve System, 12 C.F.R. Part 11. The proceeds of the Inventory Loan will be disbursed only for the payment of the Loan Costs and as set forth specifically in Sections 2.1 and 2.8 hereof.
     6.18 No Defaults. No Default or Event of Default exists, and there is no violation in any material respect of any term of any agreement, charter instrument, bylaw or other instrument to which Borrower is a party or by which Borrower may be bound.
     6.19 Change of Control. For so long as Borrower is obligated to Lender under any of the Inventory Loan Documents, there shall be no Change of Control.
     6.20 Legal Compliance.
               (a) Borrower is not in violation of any state timeshare registration act or any other statues, ordinances, rules or regulations in any other jurisdiction to which Borrower is subject; and
               (b) Borrower’s and Marketing and Sales Agent’s practices are in compliance with applicable state and federal laws, including without limitation, their lead generation techniques. None of Borrower or the DRC Affiliates has been contacted or notified of any Federal Trade Commission or any Department of Justice inquiry or investigation in connection with marketing and sale of timeshare interests.
     6.21 Restrictions of Borrower. Neither Borrower, the DRC Affiliates, the Resort Manager or the Club Manager is a party to any contract or agreement, or subject to any Lien, charge or corporate restriction, which could reasonably be expected to have a Material Adverse Effect. Borrower will not after the Closing Date, become a party to any contract or agreement which prohibits Borrower’s execution of, or compliance with the terms of, this Agreement or the other Loan Documents. Borrower has not agreed or consented to cause or permit in the future (upon the happening of a contingency or otherwise) any of the Receivables Collateral, whether now owned or hereafter acquired, to be subject to a Lien except in favor of Lender as provided hereunder.

     6.22 Broker’s Fees. Lender and Borrower represent to each other that neither of them has made any commitment or taken any action which could result in a claim for any broker’s, finder’s or other similar fees or commissions with respect to any of the transactions contemplated by this Agreement. Borrower agrees to indemnify Lender and save and hold Lender harmless from and against all claims of any Person for any broker’s or finder’s fee, commission or similar amount, and this indemnity shall include reasonable attorneys’ fees and legal expenses.
     6.23 Deferred Compensation Plans. Borrower has no pension, profit sharing or other compensatory or similar plan (herein called a “Profit Sharing Plan”) providing for a program of deferred compensation for any employee or officer. No fact or situation, including but not limited to, any “Reportable Event,” as that term is defined in Section 4043 of the Employee Retirement Income Security Act of 1974 as the same may be amended from time to time (“Pension Reform Act”), exists or will exist in connection with any Plan of Borrower which might constitute grounds for termination of any Plan by the Pension Benefit Guaranty Corporation or cause the appointment by the appropriate United States District Court of a Trustee to administer any such Plan. No “Prohibited Transaction” within the meaning of Section 406 of the Pension Reform Act exists or will exist upon the execution and delivery of the Agreement or the performance by the parties hereto of their respective duties and obligations hereunder. Borrower will (a) at all times make prompt payment of contributions required to meet the minimum funding standards set forth in Sections 302 through 305 of the Pension Reform Act with respect to each of its Plans; (b) promptly, after the filing thereof, furnish to Lender copies of each annual report required to be filed pursuant to Section 103 of the Pension Reform Act in connection with each Plan for each Plan Year, including any certified financial statements or actuarial statements required pursuant to said Section 103; (c) notify Lender immediately of any fact, including, but not limited to, any Reportable Event arising in connection with any Plan which might constitute grounds for termination thereof by the Pension Benefit Guaranty Corporation or for the appointment by the appropriate United States District Court of a Trustee to administer the Plan; and (d) notify Lender of any “Prohibited Transaction,” as that term is defined in Section 406 of the Pension Reform Act. Borrower will not (a) engage in any Prohibited Transaction; or (b) terminate any such Plan in a manner which could result in the imposition of a Lien on any asset of Borrower pursuant, to Section 4068 of the Pension Reform Act.
     6.24 Labor Relations. The employees of Borrower are not parties to any collective bargaining agreement with Borrower, and, to the best of Borrower’s knowledge, there are no material grievances, disputes or controversies with any union or any other organization of Borrower’s or any of the DRC Affiliates’ employees, or threats of strikes, work stoppages or any asserted pending demands for collective bargaining by any union or organization.
     6.25 Representations as to Resorts and Mortgaged Property.
               (a) Applicable Resorts. To the best of Borrower’s knowledge, each of the Resorts has been established and dedicated and is and will remain, a timeshare plan and project in material compliance with all applicable laws and regulations, including without limitation, any applicable timeshare registration laws. To the best of Borrower’s knowledge, the Mortgaged Property, all Units, all improvements constructed or to be constructed thereon, the Common Elements, the Common Furnishings, the facilities and all related real and personal property have been and will continue to be duly submitted to the provisions of the Club Membership Plan or applicable Resort Plan, the Resort Documents and the Club Membership Documents, where applicable. Borrower will not vote to amend and will use commercially reasonable efforts to cause each applicable Association not to vote to terminate or amend the Club Membership Plan or applicable Resort Plan without the prior written consent of Lender. Lender acknowledges that Borrower will be providing Lender with amendments to the required Club Membership Documents and registrations to establish a points-based use plan for the Club.
               (b) Access. The Resort, the Units, the Common Elements, and the Mortgaged Property all have direct access to publicly dedicated roads. All roadways inside the each of the Resorts are private roads maintained by the applicable Association and such roads are subject to an access and use easement or other dedication or provision that benefits and will continue to benefit all Purchasers.
               (c) Utilities. Electric, gas, sanitary, and stormwater sewer, telephone, water facilities, and other necessary utilities are available and there is sufficient capacity to service the Resorts and all Units, Common Elements, and all Financed Improvements constructed on the Mortgaged Property. Any easements necessary to the furnishing of such utility services have been obtained, duly recorded and inure to the benefit of the Resorts, the Mortgaged Property, the applicable Association, and all Purchasers.
               (d) Amenities and Use Rights. Each Purchaser of a Timeshare Interest has and will continue to have access to and the full use and enjoyment of all of the Common Elements and public utilities of the Resorts, all in accordance with the applicable Resort Plan, Club Membership Plan and the other Resort Documents and Club Membership Documents. Any recreational or other commonly used facilities which are available for use by Purchasers or which may be made available in the future, regardless of whether they have been submitted to the applicable Resort Plan or Club Membership Plan, shall also be available for use by short-term renters, transient guests or users of accommodations which are part of the Mortgaged Property and such rights shall continue for the benefit of Lender and any such users in the event Lender or a successor or assign were to obtain title to all or a part of the Mortgaged Property.
               (e) Construction. All costs arising from the development and construction of the Resorts and Mortgaged Property, including all completed buildings, Units, Common Elements, and any Financed Improvements and the purchase of any Encumbered Personal Property have been paid or will be paid when due.

               (f) Tangible Property. Except for specific items which may be owned by independent contractors, the machinery, equipment, fixtures, tools, and supplies used in connection with the Mortgaged Property, including, without limitation, with respect to the operations and maintenance of the Common Elements are owned or leased by Borrower and are free and clear of any Liens with the sole exception of all property subject to a lease.
               (g) Accommodations in Financed Improvements. All accommodations located therein are fully furnished and ready for use and occupancy by Purchasers. All fixtures and furnishings within Units or Financed Improvements in which Timeshare Interests have been sold have been fully paid for and are free and clear of any Liens or other interests of any third party, or are subject to leases which are not in default as of the Closing Date and the terms of which Borrower shall continue to comply with after the Closing Date.
               (h) Assessments. Each Purchaser is automatically a member of the applicable Association which has the authority to levy annual assessments to cover the costs of maintaining and operating the Resorts and the Club. Each Association is subsidized by the Borrower to the extent of Borrower’s subsidy guaranty, and currently levied assessments upon Purchasers (along with Borrower’s subsidy payment) will be adequate to cover the costs of maintaining and operating the each of the Resorts and the Club and to establish and maintain a reasonable reserve for deferred maintenance and capital improvements. Borrower is current with respect to the payment of all assessments and other amounts owed to the applicable Association. There are no events which currently exist or could reasonably be foreseen by Borrower which could give rise to a material increase in such costs. Borrower shall for so long as Borrower controls the Association and thereafter shall use commercially reasonable efforts to cause the Association to maintain the reserves described above. Except as otherwise provided by law, any Lien for delinquent assessments due with respect to any Unsold Timeshare Interest or Financed Timeshare Interests will be subject to the Lien of the Mortgage.
     6.26 Applicable Associations. To the best of Borrower’s knowledge, the applicable Association relating to each of the Resorts was duly organized and is validly existing. Resort Manager will manage each of the Resorts and perform services for each Association, pursuant to an agreement between the Resort Manager and the respective Association or a sub-management agreement between the Borrower and each Resort Manager, provided, however, that a to be formed Mexican subsidiary of Borrower shall enter into any contract for services relating to Acquired Assets located in Mexico. Borrower’s and Manager’s interests in all Management Agreements has been collaterally assigned to Lender pursuant to the Collateral Assignment of Management Agreements which has been consented to by the applicable Association and Manager.
     6.27 Insurance. The Resorts are each insured in the event of fire, earthquake where deemed necessary by the Borrower, or the Association, or other casualty for the full replacement value thereof, and in the event that the Resorts should suffer any loss covered by casualty or other insurance, upon receipt of any insurance proceeds, each Association is required, during the time such Resort is covered by such insurance, under the applicable governing instruments either to repair or rebuild the portions of the Resort. To the best of Borrower’s knowledge, the Association for the applicable Resort, if the Resort is located in a designated flood plain, maintains flood insurance.
     6.28 Representations as to Club and Club Loans. To the best of Borrower’s actual knowledge:
               (a) The Club is a non-profit corporation duly organized and validly existing in good standing under the laws of Arizona.
               (b) The Club has all requisite power and authority to own its properties, to conduct its business, to execute and deliver Club Membership Agreements and Club Membership Documents to Club Members.
               (c) The Club is the owner of all the Club Inventory free and clear of any liens or encumbrances subject only to (a) covenants, conditions and restrictions, rights of way, easements and other matters of public records, none of which, individually or in the aggregate, materially interferes with the current or intended use of Club Membership Interests by its members and (b) the Liens of the Lender.
               (d) The Club has not taken (or omitted to take), any action that would impair or invalidate the coverage provided by any hazard, title or other insurance policy relating to any of the Resorts.
               (e) There are no delinquent or unpaid taxes, ground rents, water charges, sewer rents, assessments outstanding with respect to any Club Resort, nor any other outstanding Liens or charges affecting any Club Resort that could reasonably be expected to have a Material Adverse Effect.
               (f) All Club Resorts (other than Rancho Manana, which was closed beginning in the 4th quarter of 2008) are free of material damage and waste and are in good repair and fully operational. There is no proceeding pending or threatened for the total or partial condemnation of or affecting any Club Resort. All Club Resorts are lawfully used and occupied under applicable law by Club Members pursuant to their Club Membership Interests.
     6.29 Intentionally Omitted.
     6.30 Access and Amenities. Each Club Member who acquires a Club Membership Interest has and will forever continue so long as such Club Membership Interest is in effect to have the guaranteed, permanent, non-exclusive right to use and right of ingress and egress to all of the facilities and public utilities of any Club Resort, subject to the terms of the Club Membership Documents and the Resort Documents. Borrower shall ensure that each Member of the Club shall have the guaranteed, permanent non-exclusive right to use and right of ingress and egress to each Club

Resort pursuant to each Club Resort’s Resort Documents and the Club Membership Documents. Borrower shall have non-disturbance agreements or similar agreements in place to provide assurances to Purchasers in good standing of Club Membership Interests and users and occupants of Units that their right to use any facilities (pursuant to the Resort Documents and Club Membership Documents) which are owned by the Club, the Borrower or any Association (including the facilities) is protected and assured.
     6.31 Units Ready for Use. To the best of Borrower’s knowledge, each Unit is fully furnished and ready for use and occupancy by Purchasers. To the best of Borrower’s knowledge, all common furnishings (including appliances) within Units in which Borrower has sold Club Membership Interests have been fully paid for and are free and clear of any Liens or other interests of any third party or are subject to leases which are not in default as of the Closing Date and the terms of which Borrower shall continue to comply with after the Closing Date.
     6.32 Reservation System. The Reservation System for the Club is fully operational for its intended purpose. Borrower represents that the Reservation System for the Club including the computer software has been conveyed by the applicable ILX Sellers and is owned by Borrower free and clear of any Liens, (other than Lender’s Lien and those relating to the leasing of equipment or software or licensing of software) that the Reservation System shall continue in operation and shall be available to the Club and that the Reservation System shall continually be operated to assure the ability of Club Members to exercise and use their Club Membership Interests. Borrower acknowledges the significance of the Reservation System to the ability of the Club Resorts and the Club to operate properly and allow Club Members to reserve assigned Units and exercise use rights in accordance with their Club Membership Agreement and the Club Membership Documents. Borrower agrees to prepare reports and provide information on the Reservation System promptly upon request from Lender. The Reservation System for the Resorts shall continue to be operational and available for use by Purchasers to assure the ability of Purchasers to reserve their assigned Units at their Resorts and exercise their use rights. The Reservation System at each of the Resorts is owned free and clear of liens by Borrower other than Lender’s Lien and those relating to the leasing of equipment or software or licensing of software.
     6.33 One to One Ratio. Borrower represents that it will only sell those Club Memberships described in the Eagle 9 UCC Policy provided by Title Company, and as evidenced by such policy, such sales will not violate the one-to-one purchaser-to-accommodation ratio required by Arizona law (“One to One Ratio”).
     6.34 Club Reports. To Borrower’s actual knowledge, Borrower has obtained from the ILX Sellers and shall continue to maintain at all times and upon request of Lender shall make available for inspection by Lender during normal business hours a complete listing of all Club Members in good standing of the Club, the fractional value of all Timeshare Interests and related Club Membership Shares purchased, whether the Club Membership Interest is annual or biennial, a current inventory status report of all accommodations and facilities which make up the Club, and a list of all upgrades by Club Members.
     6.35 Taxpayer Identification Numbers. Borrower’s federal taxpayer identification number is as follows:
     Borrower: 27-3196399
     6.36 Survival of Representations. The representations and warranties contained herein shall be and remain true and correct so long as any of the Obligations (other than contingent indemnification obligations to the extent no unsatisfied claim with respect thereto has been asserted) remains unpaid. All representations, warranties, covenants and agreements made herein or in any certificate or other document delivered to Lender by or on behalf of Borrower, pursuant to or in connection with this Agreement, shall be deemed to have been relied upon by Lender, notwithstanding any investigation heretofore or hereafter conducted by or on behalf of Lender and shall survive until the Inventory Loan is paid in full.
SECTION 7. AFFIRMATIVE COVENANTS.
     So long as any portion of the Obligations (other than contingent indemnification Obligations to the extent no unsatisfied claim with respect thereto has been asserted) remains unpaid. Borrower shall at all times be in full and timely compliance with all of the following covenants and perform all duties and obligations set forth below in a timely manner:
     7.1 Legal Requirements. To the extent within Borrower’s actual control, Borrower shall at all times insure that the Resorts, the Club and the Pledged Timeshare Loans are in compliance with all laws, rules and regulations of whatever nature applicable to the Borrower’s operation of the Resorts, the Club and its sale of Timeshare Interests therein including, without limitation, all such laws pertaining to timeshare sales and marketing activities, the providing of consumer credit to third parties, the manner in which real property transactions are closed, and all other laws and regulations that serve as a condition to or could reasonably be expected to have a Material Adverse Effect on the Receivables Collateral, the enforceability of the Pledged Timeshare Loans, the operation of the Resorts and the Club or the ability of Borrower to sell Timeshare Interests. The Borrower shall comply in all material respects with all applicable Legal Requirements of any Governmental Authority.
     7.2 Maintenance of Existence, Qualification and Assets. Borrower, the Resort Manager, the Club Manager and the DRC Affiliates shall (a) maintain their respective legal existence, and (b) maintain their qualification, where required, to transact business and good standing in the state of their respective formation and in any other jurisdiction where any of them conduct business in connection with the Resorts and the Club.

     7.3 Consolidation and Merger. Unless Borrower shall have first obtained Lender’s prior written approval, which may be granted, withheld or conditioned in Lender’s sole discretion, Borrower will not consolidate with or merge into any other Person or permit any other Person to consolidate with or merge into it, with the exception of a consolidation with an Affiliate of Borrower.
     7.4 Maintenance of Insurance. Borrower shall use commercially reasonable efforts to cause each applicable Association to maintain, at all times during the term of this Receivables Loan, policies of insurance with premiums therefor being paid when due, and shall deliver to Lender certificates of insurance issued by insurance companies, in amounts, in form and in substance, and with expiration dates, all acceptable to Lender and containing waivers of subrogation rights by the insuring company, mortgagee loss payable endorsements in favor of and satisfactory to Lender and breach of warranty coverage, providing the following types of insurance on and with respect to Borrower (or, as appropriate, the Association) and the Resort:
               (a) As to all improvements that are completed as of the date hereof, “All Risk Special Form” insurance coverage (including fire, lightning, hurricane, tornado, wind and water damage, earthquake, vandalism and malicious mischief coverage) covering all real and personal property which comprise each of the Resorts, in an amount not less than the full replacement value of such improvements and personal property, and said policy of insurance shall provide for a deductible acceptable to Lender, breach of warranty coverage, replacement cost endorsements satisfactory to Lender, and shall not permit co-insurance. As to improvements under construction, builder’s risk insurance with extended coverage, in an amount and with a company satisfactory to Lender, and containing a provision allowing the insured to complete the work provided for hereunder and covering the building materials on real property during construction. Upon completion of all construction activities, such insurance shall convert to, or shall be replaced with, the above-described fire and extended coverage insurance covering the improvements, all other property of any nature used for the construction of the improvements and any personal property located in or on each of the Resorts, in an amount not less than the full replacement value of such Improvements and personal property, and said policy of insurance shall provide for a deductible acceptable to Lender, breach of warranty coverage, replacement cost endorsements satisfactory to Lender, shall not permit co-insurance, and with an endorsement which includes as a loss payable any additional interest expense caused by a peril insured against under the policy. Such coverage for interest expense is limited to the period of time from the date of physical damage until such time as will reasonably elapse, in the exercise of due diligence, to the repair of the damage to its prior state. All insurance shall specifically cover architect and engineering fees necessary to repair or replace any insured portion of the Resort and shall cover debris removal;
               (b) General liability and property damage insurance covering each of the Resorts in amounts and on terms satisfactory to Lender;

               (c) Such other insurance on the Mortgaged Property or any replacements or substitutions therefor, including, without limitation, rent loss, business interruption, flood insurance in such amounts and upon such terms as may from time to time be reasonably required by Lender; and
          Lender shall expressly be named an additional insured and loss payee in each insurance policy described in this Section 7.4. To the extent any “institutional mortgagee,” “institutional lender” or “mortgagee” (as defined or used in the Resort Plan or Club Membership Plan) other than Lender has any rights to approve the form of insurance policies with respect to each of the Resorts, the amounts of coverage thereunder, the insurers under such policies or the designation of an attorney-in-fact for purposes of dealing with damage to any part of each of the Resorts or insurance claims or matters related thereto or any successor to such attorney-in-fact or any changes with respect to any of the foregoing, Borrower shall take all steps as may be necessary to ensure that Lender shall at all times have a co-equal right with such other “preferred mortgagee,” “institutional lender” or other “mortgagee” (including, without limitation, Borrower or any third-party lender), to approve all such matters and any proposed changes in respect thereof; and Borrower shall not cause and shall use commercially reasonable efforts to prohibit any changes with respect to any insurance policies, insurers, coverage, attorney-in-fact or insurance trustee, if any, without Lender’s prior written approval.
          In the event of any insured loss or claim in respect of all or any portion of the Resort, the Mortgaged Property, the Unsold Timeshare Interests or the Financed Timeshare Interests, Borrower shall use commercially reasonable efforts to cause the applicable Association to apply all proceeds of such insurance policies in a manner consistent with the Resort Documents, the Club Documents, the Timeshare Act and all other applicable statutes, ordinances, rules and regulations.
          All insurance policies required pursuant to this Agreement (or the Resort Documents or the Timeshare Act) shall provide that the coverage afforded thereby shall not expire or be amended, canceled, modified or terminated without at least thirty (30) days prior written notice to Lender and contain a provision affirming Lender’s rights and benefits thereunder despite any violation of the applicable policy terms by Borrower or any other Person. Borrower shall make a good faith inquiry on a regular basis to the Association to determine if the required insurance premiums covering the Collateral have been paid. If Borrower determines upon such inquiry or otherwise that the required insurance premiums have not been paid, Borrower shall immediately notify Lender of such failure to timely pay the required insurance premium and Borrower shall have thirty (30) days from receipt of a written request from Lender to cause the required insurance premiums to be paid. If the required insurance premiums are not paid within such thirty (30) day period, Lender may, in its sole discretion, without any obligation to do so, choose to pay such required insurance premiums on behalf of Borrower or the applicable Association, in which case Borrower shall pay Lender interest at the Default Rate for any amounts so advanced. Lender may also, in its sole discretion, in the event the required insurance premiums are not paid when due, establish an insurance escrow account from which Lender may make insurance payments on behalf of Borrower or the applicable Association when insurance premiums shall become due. If the required insurance premiums are not paid as required and Lender elects not to pay such insurance premiums or establish an escrow account for payment thereof, such failure shall constitute an Event of Default hereunder.
          In the event of any fire or other casualty to or with respect to all or any portion of the Mortgaged Property, Borrower covenants that it shall use commercially reasonable efforts to cause the applicable Association to promptly restore, repair or replace the damaged portion(s) of the Mortgaged Property and repair or replace any other personal property to the same condition as immediately prior to such fire or other casualty and, with respect to the real and personal property comprising the Mortgaged Property, in accordance with the terms of the Resort documents, the Timeshare Act and all other applicable statutes, ordinances, rules and regulations. The insufficiency of any net insurance proceeds shall in no way relieve Borrower or each Association of their respective obligations as set forth herein. Borrower covenants that it shall use commercially reasonable efforts to cause the applicable Association to comply promptly and cause compliance with the provisions of the Resort Plan and the other Resort documents and of the Timeshare Act and all other applicable statutes, ordinances, rules and regulations relating to such restoration, repair or replacement. In Lender’s sole discretion, all insurance proceeds payable to or received by Lender pursuant to the Resort Plan and other Resort documents or Club Membership Documents or the applicable insurance policies may be applied to the payment of the Obligations, whether or not due and in whatever order Lender elects, consistent with the terms of the applicable insurance policy and the Resort Plan.
          Borrower shall in good faith cooperate with Lender in obtaining for Lender the benefits of any insurance or other proceeds lawfully or equitably payable to Borrower or Lender in connection with the transactions contemplated hereby and in paying any Obligation (including the payment by Borrower of the expense of an independent appraisal on behalf of Lender in case of a fire or other casualty affecting the Resort). Notwithstanding anything to the contrary set forth in this Section 7.4, the types and amounts (including deductible) of insurance coverage reflected on the insurance certificates delivered by Borrower to Lender on the Closing Date are satisfactory to Lender.
     7.5 Maintenance of Security. Borrower shall execute and deliver (or cause to be executed and delivered) to Lender all security agreements, financing statements, assignments and such other agreements, documents, instruments and certificates, and all supplements and amendments thereto, and take such other actions, as Lender deems necessary or appropriate in order to maintain as valid, enforceable and perfected first priority liens (subject to Permitted Liens) and security interests, all Liens on and security interests in the Inventory Collateral granted to Lender to secure the Obligations. Borrower shall not grant extensions of time for the payment of, or compromise for less than the full face value or release in whole or in part, any Purchaser or other Person liable for the payment of, or allow any credit whatsoever except for the amount of cash to be paid upon, any Inventory Collateral or any Instrument, chattel paper or document representing the Inventory Collateral, without Lender’s prior written consent.
     7.6 Payment of Taxes and Claims. Except to the extent the same are being contested in good faith by appropriate proceedings diligently prosecuted which stay enforcement of any Lien with respect thereto and for which adequate reserves in accordance with GAAP are being maintained by Borrower, Borrower will pay, when due, all taxes imposed on or with respect to the Inventory Loan or any of the Inventory Loan Documents, the Inventory Collateral, or on or with respect to Borrower or any income, property or profits of Borrower and shall pay all other charges and assessments against Borrower or the Inventory Collateral, before any claim (including, without limitation, claims for labor, services, materials and supplies) arises for sums which have become due and payable. Except to the extent the same are being contested in good faith by appropriate proceedings diligently prosecuted which stay enforcement of any Lien with respect thereto and for which adequate reserves in accordance with GAAP are being maintained by Borrower, Borrower covenants that Borrower shall use commercially reasonable efforts to cause the applicable Association and/or the Club to pay, when due, all taxes imposed upon the Financed Timeshare Interests, the Mortgaged Property, each of the Resorts, the applicable Association, or any of their respective assets or with respect to any of their franchises, businesses, income or profits. Borrower shall make good faith inquiry on a regular basis to determine if the required taxes have been paid. Borrower shall immediately notify Lender in writing of any failure to timely pay all taxes due and payable by Borrower, any Association or the Club. In the event that Lender determines (through notice from Borrower or otherwise) that any taxes due and payable by Borrower have not been paid when due, Borrower shall have thirty (30) days from receipt of a written request for payment from Lender to pay the required taxes. If such required taxes (and any applicable late charges, etc.) are not paid within such thirty (30) day period, Lender may, in its sole discretion, without any obligation to do so, choose to pay such taxes on behalf of Borrower in which case Borrower shall pay Lender interest at the Default Rate for any sums so advanced. In the event Lender elects not to pay the required taxes due and payable by Borrower, such failure shall constitute an Event of Default hereunder, except to the extent the same are being contested in good faith by appropriate proceedings diligently prosecuted which stay enforcement of any Lien with respect thereto and for which adequate reserves in accordance with GAAP are being maintained by Borrower. Borrower shall pay, where applicable, or shall use commercially reasonable efforts to cause the applicable Association or the Club to pay all other charges and assessments levied against Borrower, the Inventory Collateral or the Resort before any claim (including, without limitation, claims for labor, services, materials and supplies) arises for amounts which have become due and payable. Except for the Liens in favor of Lender granted pursuant to the Inventory Loan Documents and other Permitted Liens, and except as otherwise specifically provided for herein, Borrower covenants that in the event that any statutory or other Liens whatsoever (including, without limitation, mechanics’, materialmen’s, judgment or tax liens) attach to any of the Inventory Collateral, Borrower shall, within thirty (30) days after any such Lien attaches, either (i) cause such Lien to be released of record; or (ii)

provide Lender with a bond in accordance with the applicable laws of the state in which the Resort is located, issued by a corporate surety acceptable to Lender, in an amount and form acceptable to Lender.
     7.7 Inspections. No more than one (1) time per year except after the occurrence and during the continuation of an Event of Default, Borrower shall, (and shall use commercially reasonable efforts to cause the Club Manager with respect to the Club and the Resort Manager with respect to the Resorts) to at reasonable times and from time to time, upon reasonable notice and at the expense of Borrower, including but not limited to the travel expenses of Lender’s agents, permit Lender or its agents or representatives to inspect any of the Resorts, the Club Resorts, the Receivables Collateral, including but not limited to all documents, bank statements, and other records within Borrower’s possession, custody or control, and to examine and make copies of and abstracts from its and, to the extent it has access thereto or possession thereof and each Association’s, the Resort Manager’s, the Club’s and the Club Manager’s books, accounts, records, original correspondence, computer tapes, disks, software, and other papers as it may desire; and to discuss its affairs, finances and accounts with any of its officers, employees, Affiliates, contractors or independent certified public accountants (and by this provision, Borrower authorizes said accountants to discuss with Lender, its agents or representatives, the affairs, finances and accounts of Borrower). Lender agrees to use commercially reasonable efforts not to unreasonably interfere with Borrower’s business operations in connection with any such inspections. Representatives of Borrower and Lender shall meet on at least a quarterly basis (and more frequently if requested by Lender) in person or by teleconference and Borrower shall reimburse Lender for the reasonable and documented costs of such meetings or such inspections.
     7.8 Reporting Requirements. Borrower shall furnish (or cause to be furnished, as the case may be) to Lender, in each case certified in writing by Borrower as true and correct, the following:
               (a) Monthly Financial Reports. As soon as available and in any event within ten (10) days after the end of each calendar month, a report showing (i) the trial balance of the Pledged Timeshare Loans; (ii) a current aging and delinquency report on the Pledged Timeshare Loans; (iii) a report detailing the collections on each of the Pledged Timeshare Loans; (iv) a borrowing base report; (v) monthly reports from the Lockbox Agent required pursuant to the Lockbox Agreement; and (vi) monthly reports from the Servicer required pursuant to the Servicing Agreement (including a list of all upgrades for the subject month); (vii) monthly reports from the Custodian pursuant to the Custodial Agreement; (viii) monthly reports from Borrower of the funds into and out of the lockbox account for each month, and (ix) such other monthly reports and other information as shall be reasonably requested by Lender;
               (b) Quarterly Financial Reports. As soon as available and in any event within forty-five (45) days following the end of each calendar quarter, unaudited statements of income and expense of Borrower and Parent for the quarterly period in question and balance sheets of Borrower as of the last day of such calendar quarter, all in such detail and scope as may be reasonably required by Lender, prepared in accordance with GAAP (subject to normal year-end adjustments and the absence of footnote disclosure) and on a basis consistent with prior accounting periods and certified as true and correct by Borrower’s and Parent’s Chief Financial Officer in such Person’s representational capacity;
               (c) Annual Financial Reports. As soon as available and in any event within ninety (90) days after the end of each of calendar year or other fiscal year as may be applicable with respect to Borrower, each Association and Parent (a “Fiscal Year”), statements of income and expense of Borrower, each Association and Parent for the annual period ended as of the end of such Fiscal Year, and balance sheets of Borrower, each Association and Parent as of the end of such Fiscal Year, all in such detail and scope as may be reasonably required by Lender and prepared and audited by an independent certified public accounting firm acceptable to Lender (Lender hereby acknowledges that BDO Seidman is currently acceptable to Lender) in accordance with GAAP and on a basis consistent with prior accounting periods. Each annual financial statement of Borrower and Parent and each of the Associations shall be certified by the Chief Financial Officer of Parent and the Treasurer of each of the Associations, in each case in such person’s representational capacity to be true, correct and complete. Notwithstanding the foregoing, Borrower shall provide the requested annual financial reports of each Association during the time Borrower controls the Board of Directors of each such Association. Subsequent to relinquishing control of the Board of Directors of any Association, Borrower shall use reasonable commercial efforts to cause each such Association where it no longer controls the Board of Directors to provide the foregoing financial reports;
               (d) Officer’s Certificate. Each set of annual Financial Statements or reports delivered to the Lender pursuant to Sections 7.8(b) and (c) of this Agreement shall be accompanied by a certificate of the Chief Financial Officer of Borrower and Parent, setting forth that the respective signers have reviewed the relevant terms of this Agreement (and all other agreements and exhibits between the relevant parties), have made, or caused to be made, under their supervision, a review of the transactions and conditions of Borrower and Parent from the beginning of the period covered by the Financial Statements or reports being delivered therewith to the date of the certificate and that such review has not disclosed the existence during such period of any condition or event which constitutes a Default or Event of Default or, if any such condition or event existed or exists or will exist, specifying the nature and period of existence thereof and what action Borrower or Parent has taken or proposes to take with respect thereto;
               (e) Sales Reports. Within fifteen (15) days after the end of each month and within ninety (90) days after the end of each Fiscal Year, Borrower shall deliver to Lender, monthly and annually, as appropriate, a monthly or annual sales report, detailing the sales of all Timeshare Interests (including the sale of Club Membership Interests and all upgrades) for the period covered thereby, together with all

Timeshare Interest sales (including the sale of Club Membership Interests) made by Borrower which have been canceled during such period. Such reports shall indicate the number of Unsold Timeshare Interests (including unsold Club Membership Interests) that remain subject to the Lender’s Mortgage and the number of Timeshare Interests for which Release Payments (and the amount of the Release Payments made) during such period and during the term of the Receivables Loan and Inventory Loan. Such monthly reports and annual reports shall be certified by the Chief Financial Officer of Borrower in such Person’s representational capacity to be true, correct and complete and otherwise in a form approved by Lender;
               (f) Budget. Borrower agrees to submit annually to Lender, within thirty (30) days after it is available, the annual maintenance and operating budget of each Association and the Club, certified by the Club Manager. Should Borrower not control the Board of Directors of the Club or any Association, Borrower shall use reasonable commercial efforts to cause any such Association and the Club to provide Lender with any annual maintenance and operating budget for an Association or the Club;
               (g) Club Inventory Reports and Maintenance of One to One Ratio. Within fifteen (15) days after the end of each month beginning at the end of December, 2010 and within ninety (90) days after the end of each Fiscal Year, Borrower shall deliver to Lender a report certified to be true and correct which details the Club Inventory which makes up the Club and the Club Membership Interests of Members in good standing and available for use on an annual basis so that a determination may be made that the Club is not oversold and there are sufficient completed and furnished accommodations in the Club to balance sale and use of sold Club Membership Interests owned by Members and to maintain the One to One Ratio; no Club Inventory may be annexed to or de-annexed from the Club without Lender’s prior written consent, except that Lender hereby consents to the annexation of all Resort Interests (stand-alone fee simple timeshare interests) acquired by Borrower under the Asset Purchase Agreement that may be annexed into the Club by Borrower without the need for any further consent by Lender thereto;
               (h) Audit Reports. Promptly upon receipt thereof, one (1) copy of each other report submitted to Borrower or Parent by independent public accountants or other Persons in connection with any annual, interim or special audit made by them of the books of Borrower or Parent;
               (i) Notice of Default or Event of Default. Within five (5) days after becoming aware of the existence of any condition or event which constitutes a Default or an Event of Default, a written notice specifying the nature and period of existence thereof and what action the Borrower is taking or proposes to take with respect thereto;
               (j) Notice of Claimed Default. Within five (5) days after becoming aware that the holder of any material obligation or of any evidence of material indebtedness of Borrower has given notice or taken any other action with respect to a claimed default or event of default thereunder, a written notice specifying the notice given or action taken by such holder and the nature of the claimed default or event of default and what action Borrower is taking or proposes to take with respect thereto;
               (k) Material Adverse Developments. Within five (5) days after becoming aware of any claim, action, proceeding, development or other information which could reasonably be expected to have a Material Adverse Effect, the Borrower shall provide Lender with notice thereof, specifying the nature of such development or information and the anticipated effect thereof;
               (l) Hazardous Materials. Borrower shall promptly notify Lender of any material change of which it has actual knowledge in the nature or extent of any Hazardous Materials maintained on, or under any of the Mortgaged Property or used in connection therewith, and will deliver to Lender copies of any citation, orders, notices or other material governmental or other communication received with respect to any other Hazardous Materials, or other environmentally regulated substances affecting any Mortgaged Property. Upon becoming aware of the possible existence of Hazardous Materials affecting any of the Mortgaged Property, Lender shall have the right to require Borrower to periodically perform an environmental audit and, if deemed reasonably necessary by Lender, an environmental risk assessment, each of which must be satisfactory to Lender, in its sole discretion with respect to any Resort. Such audit and/or risk assessment must be conducted by a licensed environmental consultant. Lender shall pay the expenses of such audit unless an Event of Default has occurred and is continuing in which case Borrower shall pay any reasonable and documented costs and expenses incurred by Lender in the exercise of such rights upon notice from Lender or such amounts expended by Lender shall bear interest at the Default Rate.
               (m) State Registrations. Borrower agrees to promptly notify Lender if there is a change in any state timeshare registrations (which add or delete states) during the term of the Inventory Loan.
               (n) Pricing. Borrower shall promptly notify Lender of any material change in the retail pricing of Club Membership Interests and notify Lender of any increase on or decrease in pricing.
               (o) Exchange Companies. Borrower shall promptly notify Lender if the affiliation of the Club or any of the resorts with RCI or Interval International is terminated or suspended.
               (p) Cessation of Sales Business. Borrower shall provide prompt notice to Lender of any cessation of marketing or sales at any Resorts or locations, formerly owned or leased by any of the ILX Sellers or of a material part of Borrower’s business.

               (q) Upgrades. Borrower hereby agrees as part of the monthly servicing report provided to Lender to reference an upgrade sale of a Timeshare Interest that has occurred in the subject month and Borrower as a result of such upgrade shall pay down the principal balance and accrued and unpaid interest due from the obligor under the existing Pledged Timeshare Loan.
     7.9 Intentionally Omitted.
     7.10 Books and Records. The Borrower shall keep adequate records and books of account adequate to permit the preparation of financial statements in conformity with (i) GAAP, and (ii) all applicable requirements of any Governmental Authority having jurisdiction over Borrower or its businesses.
     7.11 Intentionally Omitted.
     7.12 Marketing and Management and Construction. Borrower and Marketing and Sales Agent are engaged in the active marketing and sale of Resort Interests at the Resort and Club Membership Interests at the Club. Borrower shall cause the applicable Association to keep the Resort Manager and the Club Manager, respectively, engaged in management of the Resort and the Club so that each of these companies continues to perform duties substantially similar to those presently performed, as provided in the Sales and Marketing Agreement and Management Agreements relating to the Resort and the Club. In the event of the resignation or termination of any of the respective entities referenced herein, Borrower, shall use commercially reasonable efforts to cause the applicable Association, and/or the Club within three (3) months after the date of any such event, to cause to be engaged as Resort Manager and/or Club Manager respectively, a Person or Persons who have substantially equivalent experience, background and demonstrated ability to perform services, in accordance with new marketing, management and construction agreements, respectively, performed subsequent to the Closing Date by the above-referenced companies. Lender shall provide Borrower with its prior written consent to any change in the above-referenced entities.
     7.13 Intentionally Omitted.
     7.14 Contracts. Subject to the rights of the applicable Association and the Club as set forth in the Resort Documents and Club Membership Documents, no Contract in excess of $100,000 per year to which Borrower or any of the DRC Affiliates (in connection with this Agreement or the Inventory Loan Agreement) is a party or as to which Borrower’s or any of the DRC Affiliates’ consent or joinder is required, shall be materially modified, extended, terminated or entered into, without the prior written approval of Lender.
     7.15 Notices. Borrower shall notify Lender within ten (10) Business Days of the occurrence of any event (i) as a result of which any representation or warranty of Borrower contained in any Inventory Loan Documents would be incorrect or materially misleading if made at that time; or (ii) as a result of which Borrower is not in full compliance with all of its covenants and agreements contained in this Agreement or any Inventory Loan Document; or (iii) which constitutes or, with the passage of time, notice or a determination by Lender would constitute, an Event of Default.
     7.16 Maintenance. Borrower shall use commercially reasonable efforts to cause the applicable Association to maintain each of the Resorts in good repair, working order and condition (ordinary wear and tear and accident casualty excepted) and to make all necessary replacements and improvements to each of the Resorts so that the value and operating efficiency of the Resort will be maintained at all times and so that the Resort remains in compliance in all respects with the Timeshare Act, the Resort Documents, the Club Documents and all other applicable statutes, ordinances, rules and regulations.
     7.17 Claims. Borrower shall or shall use commercially reasonable efforts to cause the Association and/or the Club to promptly notify Lender of any material claim, action or proceeding affecting each applicable Resort, the Club or the Inventory Collateral, or any part thereof, or any of the security interests or rights granted in favor of Lender hereunder or under any of the other Inventory Loan Documents. At the request of Lender, Borrower shall appear in and defend in favor of Lender, at Borrower’s sole expense, with regard to any such claim, action or proceeding which could reasonably be expected to have a Material Adverse Effect.
     7.18 Registration and Regulations.
               (a) Local Legal Compliance. Borrower will comply, with all applicable servitudes, restrictive covenants, all applicable planning, zoning and land use ordinances and building codes, all applicable health and Environmental Laws and regulations, and all other applicable statutes, ordinances, rules, regulations, court orders, agreements and arrangements. To the best of Borrower’s knowledge, the use or occupancy of all such buildings, improvements and amenities for their respective intended purposes are lawful under all applicable statutes, ordinances, rules, and regulations; and
               (b) Registration Compliance. Borrower shall at all times maintain or cause to be maintained all necessary registrations, current filings, consents, franchises, approvals, and exemption certificates, and Borrower will make or pay, or cause to be made or paid, all registrations or fees with the applicable Government Authority and any other applicable regulatory authorities and any other governmental agencies or departments thereof, whether in Arizona or another jurisdiction, required in connection with the Mortgaged Property and the occupancy, use and operation thereof, the incorporation of Units into the timeshare plan established pursuant to the applicable Resort Documents and Club Documents, and the sale, advertising, marketing, and offering for sale of Timeshare Interests. All such registrations, filings and reports will be truthfully completed, and true and complete copies of such registrations, applications, consents, licenses, permits, franchises, approvals, exemption certificates, filings and reports will be delivered to the Lender upon request.

     7.19 Intentionally Omitted.
     7.20 Other Documents. Subject to Section 4.23 above, Borrower will maintain or cause to be maintained to the satisfaction of Lender, and make available to Lender, accurate and complete files relating to the Mortgaged Property and the Inventory Collateral.
     7.21 Further Assurances. Borrower will execute and deliver, or cause to be executed and delivered, such other and further agreements, documents, instruments, certificates and assurances as, in the judgment of Lender exercised in good faith, may be necessary or appropriate to more effectively evidence or secure, and to ensure the performance of, the Obligations or as may be necessary to carry out more effectively the purposes of this Agreement or the Inventory Loan Documents. In addition, Borrower shall deliver to Lender from time to time, upon reasonable request by Lender, such documents, instruments and other matters or items as Lender may reasonably require to evidence Borrower’s compliance with the covenants set forth in this Section 7.
     7.22 Utilities. Borrower shall use commercially reasonable efforts to cause the applicable Association, to cause, electric, gas, cable television, sanitary and stormwater sewer, water facilities, drainage facilities, solid waste disposal, telephone and other necessary utilities to be available to each Resort in sufficient capacity to service each Resort, including all phases, units, common areas, common furnishings and facilities.
     7.23 Amenities. To the extent within Borrower’s actual control, Borrower shall cause or shall use commercially reasonable efforts to cause the Club or Association to permit each Purchaser of a Financed Timeshare Interests to have continuing access to, and the use of during the period of any occupancy of the Units, all of the common areas, common furnishings, facilities, and related or appurtenant services, rights and benefits, all as provided in the applicable Resort Documents and the Club Membership Documents.
     7.24 Expenses and Closing Fees. Borrower shall pay all reasonable and documented expenses of Lender relating to negotiating, preparing, documenting, closing, performing and enforcing this Agreement and the other Inventory Loan Documents, including, but not limited to:
               (a) the cost of preparing, reproducing and binding this Agreement, the other Loan Documents and all exhibits and schedules thereto;
               (b) the fees and disbursements of Lender’s and Borrower’s counsel;
               (c) Lender’s out-of-pocket expenses;
               (d) all fees and expenses (including fees and expenses of Lender’s counsel) relating to any amendments, waivers, consents or subsequent closings or other transactions pursuant to the provisions hereof;

               (e) all costs, outlays, legal fees and expenses of every kind and character had or incurred in: (A) the interpretation or enforcement of any of the provisions of, or the creation, preservation or exercise of rights and remedies under, any of the Inventory Loan Documents including the costs of appeal; (B) the preparation for, negotiations regarding, consultations concerning, or the defense or prosecution of legal proceedings involving any claim or claims made or, to the best of Borrower’s knowledge, threatened against the Lender arising out of this transaction or the protection of the Inventory Collateral securing the Inventory Loan, expressly including, without limitation, the defense by Lender of any legal proceedings instituted or, to the best of Borrower’s knowledge, threatened by any Person to seek to recover or set aside any payment or set off theretofore received or applied by the Lender with respect to the Obligations, and any and all appeals thereof; and (C) the advancement of any expenses provided for under any of the Inventory Loan Documents;
               (f) all fees and expenses of the Lockbox Agent, Servicer, Custodian, Back-Up Servicer, Title Insurance Company or any other escrow agent or custodian and their respective counsel;
               (g) all fees and expenses of Lender’s consultants or other professionals and their respective counsel;
               (h) all costs and expenses incurred by Lender under the Inventory Loan Promissory Note, and all late charges payable under the Inventory Loan Promissory Note; and
               (i) to the extent not paid by the applicable Association, all real and personal property taxes and assessments, documentary stamp and intangible taxes, sales taxes, recording fees, title insurance premiums and other title charges, document copying, transmittal and binding costs, appraisal fees, lien and judgment search costs, fees of architects, engineers, environmental consultants, surveyors and any special consultants, construction inspection fees, brokers fees, escrow fees, wire transfer fees, and all travel and out-of-pocket expenses of Lender to conduct inspections or audits. Without limiting any of the foregoing, Borrower shall pay the costs of UCC and other searches, UCC and other Inventory Loan Document recording and filing fees and applicable taxes and premiums on each Title Policy delivered to Lender pursuant to this Agreement.
     7.25 Other Reports and Tax Returns. Borrower will promptly deliver to Lender any other information related to the Receivables Loan, the Receivables Collateral, the Resorts, the Club, the applicable Association, Sales and Marketing Agent, Manager, the Association, DRC Affiliates, or Borrower, as Lender may in good faith request including, without limitation, annually, federal call reports relating to Lockbox Agent, if any. Borrower agrees to provide Lender with copies of filed tax returns and tax statements and evidence of payment of all taxes on the Receivables Collateral or for Borrower or Parent.

     7.26 Intentionally Omitted.
     7.27 Association and Club Reports. Borrower shall, and shall use commercially reasonable efforts to cause each applicable Association and the Club to keep adequate records and books of account in accordance with GAAP reflecting all financial transactions of Borrower with respect to the Resorts and the Club.
     7.28 Intentionally Omitted.
     7.29 Amounts Due to Association. To the extent required by the APA, Borrower shall use commercially reasonable efforts to cause the ILX Sellers (on the Closing Date only), the Club and each applicable Association to deliver a statement to Lender on the Closing Date and at the end of each calendar year, commencing in the present calendar year and continuing throughout the term of the Receivables Loan, indicating that no amounts are due and payable to any Association or the Club from Borrower or any Affiliate of Borrower and that all taxes and insurance premiums payable by each Association have been paid when due. In the event that any amount is due and owing to any Association or the Club, by the Borrower, and Borrower fails to pay such amount in a timely manner, then such amount may be paid directly to the appropriate party by Lender in its sole discretion and Borrower shall pay interest on such amount at the Default Rate. Borrower hereby covenants that as of the date of this Agreement, no amounts are due and payable to any Association or the Club from Borrower or any Affiliate of Borrower as of the Closing Date.
     7.30 Intentionally Omitted.
     7.31 Intentionally Omitted.
     7.32 Compliance with Legal Requirements. Borrower shall (a) maintain a system reasonably designed and operated to detect and deter material violations of state and federal timeshare sales practice regulations and (b) promptly notify Lender of any material regulatory inquiry or action.
     7.33 Intentionally Omitted.
     7.34 Sales and Marketing. Subject to state timeshare registration requirements, Borrower or Marketing and Sales Agent shall at all times maintain an active sales and marketing program for the sale of Timeshare Interests at the Resorts and the other locations acquired from the ILX Sellers.
     7.35 Pricing. Borrower shall not, without Lender’s prior written consent which shall not be unreasonably withheld, adjust the retail pricing schedule for Timeshare Interests such that the price adjustment would have a Material Adverse Effect.
     7.36 Exchange Companies. Borrower agrees that the Club and the Resorts shall at all times be affiliated with either Interval International (“II”) and/or RCI. The Resorts are presently affiliated with II with the sole exception of Roundhouse which is presently affiliated with RCI. Borrower agrees to pay II or RCI, as applicable, any and all fees accruing from and after the Closing Date which are properly assessed in connection with Borrower’s or the Resort’s affiliation therewith. Borrower shall continue to sell memberships in II and RCI (for Roundhouse) to Purchasers of Timeshare Interests during the term of the Receivables Loan and the Inventory Loan.
     7.37 Origination, Servicing and Collection Practices. The origination, servicing and collection practices used by Borrower and the applicable DRC Affiliates with respect to each Club Loan shall be in all respects, legal, proper, usual and customary and in accordance with the credit and collection policies of similar developers in the timeshare industry.
     7.38 Remarketing of Defaulted Pledged Timeshare Loans. Borrower agrees to re-market all Timeshare Interests related to defaulted Pledged Timeshare Loans for Lender in a timely manner and to pay Lender a Release Payment upon the sale of any such re-marketed Timeshare Interest.
     7.39 Affiliation Agreement With The Diamond Vacation Club. Borrower agrees to cause the Club to enter into the Affiliation Agreement acceptable to Lender with the Diamond Vacation Club within one hundred and eighty (180) days of the Closing Date (or such later date as shall be approved by Lender). Lender’s acceptance of the Affiliation Agreement shall not be unreasonably withheld. Borrower acknowledges that Lender desires to enhance the choice of accommodations available to Club Members and that the ability of such Club Members to take advantage of the experiences and a limited selection of the accommodations which make up the Diamond Vacation Club is an important benefit which Lender desires Borrower to make available to existing Club Members. Through the Affiliation Agreement or by converting the Club Members to members of the Diamond Vacation Club, Borrower agrees that existing Club Members and existing and future Purchasers of Timeshare Interests will not be required to pay any upfront conversion fee if and when they elect to convert their Club Membership Interest to become a member of the Diamond Vacation Club for at least a six (6) month period subsequent to the Closing Date. Any converted Club Member will have access to all Club Resorts as well as a limited selection of the resorts that make up the Diamond Vacation Club.
     7.40 Sale and Marketing of Club Membership Interests From ILX Sellers’ Former Locations and Resorts. Borrower agrees that unless and until the Inventory Loan and the Receivables Loan are paid in full, Borrower, Marketing and Sales Agent and any of the DRC Affiliates will only sell Club Membership Interests and Resort Interests acquired by Borrower pursuant to the Section 363 Sale and Sale Order or Club Membership Interests or Resort Interests related to Pledged Timeshare Loans, the title to which or the use rights for which have been taken back by Borrower at sales offices or Resorts formerly owned or leased by any of the ILX Sellers, and no sales or marketing of any product (timeshare, club membership, fractional, condominium, destination club, etc.) not acquired by Borrower from the ILX Sellers pursuant to the Section 363 Sale and Sale Order will occur or be conducted by any Person at any sales offices or Resorts formerly owned or leased by any of the ILX Sellers and acquired by Borrower pursuant to the Section 363 Sale and Sale Order unless and until the Receivables Loan and Inventory Loan are paid in full. Borrower shall have the right but not the obligation to sell Club Membership Interests and Resort Interests at sales locations other than the ILX Sellers’ former locations and shall notify Lender accordingly.
     7.41 Encumbering Timeshare Interests and Club Inventory. Borrower and Lender agree that lender’s applicable Mortgage is intended to create a first priority Lien on all Club Inventory deeded to the Club as of the Closing Date and in the future by Borrower or any of the DRC Affiliates. Borrower shall provide a current listing to Lender by the 15th day of January and July of each year of all Club Inventory owned by the Club and subject to Lender’s applicable Mortgage. Lender may in its sole discretion amend the applicable Mortgage to specifically encumber all Club Inventory owned by the Club or annexed subsequent to the date hereof but is under no obligation to do so long as the Mortgage contains an after acquired property provision.
     7.42 Voting Rights. Borrower hereby appoints and constitutes Lender as its attorney-in-fact (with full power of substitution) to exercise all of its voting rights pertaining to the Club Membership Plan and each Resort Plan as well as pertaining to any Pledged Timeshare Loans or Mortgaged Property, or Club Membership Plan and each Resort Plan in which Borrower has an interest giving rise to the right to vote. This power of attorney is coupled with an interest and shall be irrevocable for so long as any Obligations are owing by Borrower to Lender. This power of attorney may be used from time to time in the sole discretion of Lender if any Event of Default has occurred and is continuing and in accordance with the terms of the Club Membership Plan and each Resort Plan. Borrower agrees to execute, from time to time, such other documents as Lender may request including, without limitation, a proxy in form and substance approved by Lender (which proxy shall, at the request of Lender, be periodically renewed) in its discretion and file the same with the Secretary of each Association and the Club in accordance with the Association’s and Club’s By-Laws and with the appropriate office under the Club Membership Plan and each Resort Plan.
          Following the occurrence and during the continuation of any Event of Default, if any voting rights pertaining to any Pledged Timeshare Loans or Mortgaged Property owned by Borrower or in which Borrower has an interest giving rise to the right to vote (whether as declarant, as a holder of a mortgage or security interest or otherwise) shall be exercisable pursuant to the attendance by Borrower at a meeting of the Members of the Association or Club in accordance with the terms of the By-Laws of the Association and the Club, Club Membership Plan and Resort Plan. Borrower agrees to exercise its right to vote in respect of such attendance in accordance with the rights of Lender under the first paragraph of this Section 7.42 as if the proxy referred to therein were directly applicable to such meeting (any provision in said By-Laws, Club Membership Plan or Resort Plan to the contrary notwithstanding) and to promptly give Lender written notice of its intention to attend any such meeting if Lender shall then be entitled to exercise the voting rights in respect thereof.

          Except with the prior written consent of Lender, Borrower shall not propose or vote for or consent to any modification of, or amendment to, the Club Membership Plan or any Resort Plan or Association’s Articles of Incorporation or By-Laws (after such declaration, Articles of Incorporation or By-Laws have been recorded, filed and adopted, respectively) which could reasonably be expected in the sole opinion of Lender to have a Material Adverse Effect. In each case under the Club Membership Plan or any Resort Plan and/or the Association’s or Club’s Articles of Incorporation or By-Laws in which the consent or the vote of a holder of a mortgage or “security interest” in respect of the Pledged Timeshare Loan or Mortgaged Property (including any such case in which Borrower would be considered to fee a holder of a mortgage or lien is provided for or is required, or in which Borrower’s consent is required (as declarant or as an owner of a Pledged Timeshare Loan or Mortgaged Property or as a vendor or mortgagee or otherwise) for any proposed action, Borrower shall not vote or give such consent without obtaining the prior written consent of Lender if such action could reasonably be expected in the opinion of Lender to have a Material Adverse Effect.
SECTION 8. NEGATIVE COVENANTS.
     So long as any portion of the Obligations (other than contingent indemnification Obligations to the extent no unsatisfied claim with respect thereto has been asserted) remains unpaid, Borrower hereby covenants and agrees with Lender as follows:
     8.1 Restrictions on Financing. Without the prior written consent of Lender, which may be granted, withheld or conditioned, in Lender’s sole discretion, Borrower will not obtain financing or grant liens with respect to the Mortgaged Property other than those Liens in favor of Lender. Further, without consent of Lender, which shall not be unreasonably withheld, Borrower will not obtain financing or grant liens with respect to the Club, Inventory Collateral or other accounts receivable (whether now existing or created hereafter) other than those Liens in favor of Lender.
     8.2 Restrictions on Transfers. Borrower shall not, without obtaining the prior written consent of Lender (which consent may be given, withheld or conditioned by Lender, in Lender’s sole discretion), whether voluntarily or involuntarily, by operation of law or otherwise: (i) transfer, sell, pledge, convey, hypothecate, factor or assign all or any portion of the Club, the Resorts, the Mortgaged Property or the Inventory Collateral, or contract to do any of the foregoing, including, without limitation, pursuant to options to purchase and so-called “installment sales contracts,” “land contracts,” or “contracts for deed” (except that Borrower shall have the right to sell Timeshare Interests to Purchasers in arms-length transactions in the ordinary course of Borrower’s business and finance those sales with a third party lender and to convey all Resort Interests owned by Borrower to the Club subject to Lender’s Lien thereon); (ii) lease or license any portion of the Inventory Collateral, or change the legal or actual possession or use thereof (except rental of Timeshare Interests in the ordinary course of Borrower’s business); (iii) permit the dilution, transfer, pledge, hypothecation or encumbrance of any of the ownership interests of Borrower which would result in a Change of Control; (iv) permit the assignment, transfer, delegation, change, modification or diminution of the duties or responsibilities of Borrower under the Agreement and any Inventory Loan Documents; or (v) permit the Club (during the time Borrower controls a majority of the Club’s Board of Directors and use reasonable commercial efforts thereafter) to encumber, transfer, pledge, hypothecate, convey, assign, mortgage or sell any Club Inventory to Borrower or any Person except that Borrower shall retain its rights under the Club Membership Plan to deannex Club Inventory in accordance with the provisions of the Club Membership Plan. Under this Agreement or any other Inventory Loan Documents, without limiting the generality of the preceding sentence, and subject to the terms of this Agreement, the prior written consent of Lender shall be required for (A) any transfer of the Inventory Collateral or any part thereof (except with respect to the sale of Timeshare Interests to Purchasers in arms length transactions in the ordinary course of business) made to a subsidiary or other Affiliate of Borrower or otherwise; (B) any transfer of all or any part of the Inventory Collateral by Borrower to its Affiliates or vice versa; and (C) any corporate merger or consolidation, disposition or other reorganization with the exception of a consolidation with an Affiliate of Borrower.
     8.3 Use of Lender’s Name. Without Lender’s prior written consent, Borrower shall not at any times during the term of the Inventory Loan be permitted to use the name of Lender or the name of any Affiliate of Lender in connection with any of Borrower’s businesses or activities. If Borrower needs to use Lender’s name, it shall submit to Lender for its approval the proposed use with sufficient lead time for Lender to review the proposed use.
     8.4 Timeshare Regime. Without Lender’s prior written consent, Borrower shall not amend, modify or terminate any Club Membership Plan, Resort Plan, or any other restrictive covenants, agreements or easements regarding the Inventory Collateral in any manner nor shall Borrower assign its rights as “developer” or “declarant”, if any, under the any Club Membership Plan, or any Resort Plan or file or permit to be filed any additional covenants, conditions, easements or restrictions against or affecting any of the Resorts (or any portion thereof) or the Club, except to Lender, without Lender’s prior written consent. Borrower may amend any non-recorded Resort Documents so long as such amendments or modification shall not have a Material Adverse Effect on the Inventory Collateral, the Club, any Resort or the ability of Borrower to sell Timeshare Interests. Lender acknowledges that Borrower intends to establish a points-based use plan for the Club and may establish other benefits associated with the Club and will amend the Club Membership Plan and registrations to this effect. Lender’s prior written consent to Borrower’s amending the Club Membership Plan to establish a points-based use plan for the Club will not be unreasonably withheld.
     8.5 Name Change. Borrower shall not change its name, its chief executive office or the locations at which it does business without first providing at least thirty (30) days prior notice to Lender and amending any recorded or filed documents which require amendment as a result thereof at Borrower’s expense.
     8.6 Inventory Collateral; No Modifications. Borrower shall not take any action (or permit or consent to the taking of any action) which could reasonably be expected to have a Material Adverse Effect on the value of all or any portion of the Inventory Collateral or any of the rights of Lender with respect to the Inventory Collateral, nor shall Borrower cause or permit (to the extent within Borrower’s actual control and in compliance with law) any amendment to or modification of the form or any existing terms of any of the Purchase Agreements, Resort Documents or any Club Membership Documents, without Lender’s prior written consent thereto.
     8.7 Intentionally Omitted.
     8.8 Use of Resorts or Club. Borrower shall not change the nature, configuration, location or other features of the Club or any Resorts, in any manner that is inconsistent in any material and adverse respect with any written representation or promise for which Borrower has actual knowledge made to a Purchaser of a Timeshare Interest related to a Pledged Timeshare Loan hereunder.
     8.9 Method of Accounting. Borrower shall not change its method of accounting unless such change is permitted by GAAP.
     8.10 Security. Borrower shall not take any action with respect to any of the security for the Obligations held by Lender from time to time which is inconsistent with the provisions of this Agreement or which would have a Material Adverse Effect on the rights of Lender under this Agreement or the Inventory Loan Documents.
     8.11 Acquisitions. Borrower shall not undertake any new project acquisitions and/or new construction without the prior written consent of Lender.
     8.12 No Annexation or De-annexation of Club Inventory. Neither Borrower nor any other Person, shall be permitted to annex or de-annex any Club Inventory into or out of the Club without the prior written consent of Lender.
     8.13 Transactions with Affiliates. Without the prior written consent of Lender, Borrower shall not enter into any transaction with any Affiliate in connection with the Inventory Collateral, including, without limitation, relating to the purchase, sale or exchange any assets or properties or the rendering of any service, except with the DRC Affiliates in accordance with the Sales and Marketing Agreement, Management Agreement and Servicing Agreement, each of which agreements shall be approved by Lender prior to execution or modification thereof.
     8.14 Restrictive Covenants. Borrower will not, without Lender’s prior written consent, seek, consent to, or otherwise acquiesce in, any material change in any private restrictive covenant, planning or zoning law or other public or private restriction, which would limit or alter the use any of the Resorts, the Club, the Mortgaged Property, Units or the Financed Timeshare Interests.
     8.15 No Payment of Dividends. Unless specifically agreed to in writing by Lender, Borrower may not pay any dividends, fees, expenses or other sums or any distribution in cash or assets or any loans, salary advances or other payments to; (i) any shareholder of Borrower; (ii) any of the DRC Affiliates or shareholders, partners, members or employees thereof; or (iii) any corporation, partnership or other Person directly or indirectly owned in whole or in part by any shareholder, officer or director of Borrower or any Affiliate of any of the foregoing. Notwithstanding the foregoing, Borrower shall have the right to make the following payments without the consent of Lender: (A) compensation and bonuses (consistent with industry norms) paid to directors, management and employees of Borrower in the ordinary course of business, or (B) loans and advances to employees in the ordinary course of business not to exceed $50,000 in the aggregate at any time outstanding and (c) payments to any of the DRC Affiliates pursuant to the provisions of the Sales and Marketing Agreement, Management Agreement and Servicing Agreement.
     8.16 Downgrades. Borrower agrees not to downgrade a Timeshare Interest related to a Pledged Timeshare Loan unless Borrower pays Lender a prorata principal paydown together with accrued and unpaid interest applicable to such prorata principal amount.
SECTION 9. SUBORDINATED OBLIGATIONS.
     All indebtedness or liabilities, direct or indirect, contingent or non contingent, of Borrower to any Affiliate thereof or any of the DRC Affiliates, or any shareholder, partner, or member of Borrower, any Affiliate thereof or any of the DRC Affiliates (exclusive of any Management Agreement, Sales and Marketing Agreement or Servicing Agreement entered into with one or more of the DRC Affiliates), and all liens therefor, and effective upon the occurrence and during the continuation of an Event of Default (allowing for notice and cure provisions as may be applicable hereunder), distributions of profit or withdrawals of capital to or by any of the foregoing Persons (collectively, “Subordinated Indebtedness”), are hereby and shall be subordinated to the Receivables Loan and the Inventory Loan. Borrower hereby represents and warrants to Lender that the Subordinated Indebtedness comprises all of the Borrower’s debts, liabilities and obligations to any shareholders, members, partners, officers, directors or employees of Borrower, any Affiliates thereof or any DRC Affiliates, except for executive compensation and bonuses (in accordance with industry norms). Upon the occurrence and during the continuation of an Event of Default, Borrower will not directly or indirectly make or permit any payment (exclusive of any payment of sales and marketing fees to Marketing and Sales Agent, management fees to Manager and servicing fees to Servicer) to be made in respect of any Subordinated Indebtedness.
SECTION 10. DEFAULT.
     The occurrence of any one or more of the following events and/or occurrences shall constitute an “Event of Default” hereunder:
     10.1 Payments. Borrower’s failure to make, as and when due, and payable pursuant to the terms of this Agreement or any Inventory Loan Documents, any payment or mandatory prepayment of principal, interest or other fees or amounts with respect to the Inventory Loan.
     10.2 Covenant Defaults. Borrower fails to perform or observe any term, covenant or agreement contained Sections 7.4, 7.7, 7.8, 7.24, 7.38, 7.39, 7.40, 7.41, 7.42 or Section 8 of this Agreement; or (b) Borrower fails to perform or observe any term, covenant or agreement contained in this Agreement or any other Inventory Loan Document, and such Default shall continue unremedied for a period of thirty (30) days after the earlier to occur of (i) the date upon which an officer of Borrower or any of the Cloobeck Affiliates becomes aware of such failure and (ii) the date upon which written notice thereof is given to Borrower by Lender.
     10.3 Warranties and Representations. Any warranty or representation made herein proves to be false, misleading or incorrect.
     10.4 Attachment, Judgment, Tax Liens. The levy of an attachment, injunction, tax lien, judgments or any execution or other such process against Borrower’s property or any of its assets, the Club or any of the Mortgaged Property or Inventory Collateral with respect to a claim or claims aggregating $100,000 or more and the failure by Borrower to obtain the discharge thereof or provide adequate bond acceptable to Lender as security therefor within sixty (60) days after attachment.
     10.5 Invalid Lien. If any Lien or security interest granted by Borrower to Lender in connection with the Inventory Collateral on the Closing Date or subsequent thereto becomes invalid or unenforceable or is not, or ceases to be a perfected first priority Lien or security interest in favor of Lender and such unenforceability or invalidity gives rise to a Material Adverse Effect on Lender’s Inventory Collateral. Notwithstanding the foregoing, this provision shall not be applicable to any possible invalid foreclosures of Timeshare Interests undertaken by the ILX Sellers and not by Borrower.
     10.6 Involuntary Bankruptcy. If a case is commenced or a petition is filed against Borrower or any of the DRC Affiliates under any Debtor Relief Law and is not released, vacated or fully bonded within sixty (60) days after such commencement or filing, as applicable; a receiver, liquidator or trustee of Borrower or any of the DRC Affiliates or of a substantial portion of the assets of Borrower or of any of the DRC Affiliates is appointed by court order and such order remains in effect for more than sixty (60) days; or if a substantial portion of the assets of Borrower is sequestered by court order and such order remains in effect for more than sixty (60) days.
     10.7 Voluntary Bankruptcy. If Borrower or any of the DRC Affiliates voluntarily seeks, consents to or acquiesces in the benefit of any provision of any Debtor Relief Law, whether now or hereafter in effect; consents to the filing of any petition against it under such law; makes an assignment for the benefit of its or their creditors; admits in writing its or their inability to pay any of its debts generally as they become due; or consents to or suffers the appointment of a receiver, trustee, liquidator or conservator for Borrower or any of the DRC Affiliates or a substantial portion of its or their assets.

     10.8 Failure to Deliver Payments and Removal of Collateral. If Borrower (i) fails to deliver payments made under the Inventory Collateral directly to Lender in accordance with the terms and provisions of this Agreement and the other Inventory Loan Documents, or (ii) inadvertently removes, transfers, conveys or permits any of the Inventory Collateral to be removed, transferred or conveyed, and such failure is not cured within fifteen (15) days.
     10.9 Termination or Revision of Documents. If the Club Membership Plan, Resort Plan, other Club Membership Documents or other Resort Documents creating or governing the Club or any Resort, any applicable timeshare plan, or any Association, any restrictive covenants with respect to the Club, the Club Membership Documents or any of the Resorts or the Resort Documents shall be terminated, amended, or modified without Lender’s prior written consent (other than amendments, modifications or terminations as may be required by law), which action could reasonably be expected to have a Material Adverse Effect on Lender’s Inventory Collateral, or if any default occurs under any Club Document or Resort Document, including, without limitation, a failure to maintain the One to One Ratio, and such action has or could reasonably be expected to have a Material Adverse Effect on Lender’s Inventory Collateral.
     10.10 Concealing Collateral. If Borrower (i) takes any action deemed by Lender to be a conversion of any of the Inventory Collateral, or (ii) conceals, removes, transfers, conveys, assigns or permits to be concealed, removed, transferred, conveyed or assigned, any of the Inventory Collateral in violation of the terms of any of the Loan Documents and with the intent to hinder, delay or defraud its creditors or any of them, including, without limitation, Lender.
     10.11 Intentionally Omitted.
     10.12 Creditors. If Borrower takes or is in the process of taking any action which Lender shall deem to be intended to (i) defraud any of their creditors, including, without limitation, Lender, (ii) convert all or any portion of the Inventory Collateral, or (iii) violate or circumvent applicable laws material to their respective businesses.
     10.13 Default in Other Agreements. Any default by Borrower, or any of the DRC Affiliates (i) in the payment of any indebtedness in connection with the Receivables Loan or the Inventory Loan; (ii) in the Management Agreements, Contracts, Servicing Agreement or Sales and Marketing Agreement; (iii) in the payment or performance of other indebtedness for borrowed money or obligations in excess of $100,000; or any default by DRC or any Affiliates thereof (a) on the Nevada Resorts Loan or (b) in the payment or performance of any other material indebtedness or obligations to any lenders, investors in any securitization or any provider of funds to DRC or any Affiliate thereof if such default results in either (i) a monetary default of $5 million or more and which is not cured within any applicable cure period, or (ii) the acceleration of such material indebtedness or obligations by the applicable lender and the default under (ii) is not cured (return to compliance with existing loan documents) within ten (10) days after the acceleration occurs.

     10.14 Loss of License. The suspension, loss, revocation or failure to renew or file for renewal of any registration, approval (if required), license, permit or franchise now held or hereafter acquired by Borrower that are necessary or appropriate for the Borrower to carry on its business or with respect to the marketing and sale of Timeshare Interests, or the operation of any of the Resorts or the Club or the failure to pay any fee, which is necessary for the continued operation of the Resorts, the Club, Timeshare Interests or Borrower’s business in the same manner as it is being conducted at the time of such loss, revocation, failure to renew or failure to pay which is not cured in thirty (30) days after issuance; provided, however, if the suspension, loss, revocation or failure to renew or pay is incapable of cure within thirty (30) days and Borrower shall be diligently pursuing a cure, such thirty (30) day period shall be extended by a period not to exceed thirty (30) additional days.
     10.15 Suspension of Sales. The issuance of any stay order, cease and desist order, injunction, temporary restraining order or other judicial or nonjudicial sanction limiting or materially affecting any Timeshare Interest marketing or sales activities in any material respect in connection with the Resorts or the Club, or the enforcement of Lender’s remedies, which order or sanction is not terminated or dissolved within thirty (30) days after issuance; provided, however, if the termination or dissolution is incapable of cure within thirty (30) days and Borrower shall be diligently pursuing a cure, such thirty (30) day period shall be extended by a period not to exceed thirty (30) additional days.
     10.16 Insolvency. Borrower becomes insolvent because the amount of Borrower’s liabilities to any Person exceeds the amount of Borrower’s assets or otherwise generally unable to pay its debts as and when they become due or payable.
     10.17 Transfer or Sale. Except for the sale of Timeshare Interests in the ordinary course of business in accordance with the terms hereof, and except for transfers due to involuntary condemnation which do not render the Club, any of the Resorts or Inventory Collateral useless for its intended purpose as contemplated herein, if Borrower shall, without Lender’s prior written consent, sell, convey or further encumber all or any part of its interest in the Club, any of the Resorts, the Inventory Collateral or in any of the personalty located thereon or used or intended to be used in connection therewith, except for Borrower’s right to annex stand-alone fee simple timeshare interests into the Club as permitted in Section 7.8(g) hereof. For purposes of this paragraph, an assignment, sale or transfer shall include a Change of Control.
     10.18 Collateral. If any violation or breach shall occur in any agreement, covenant or restriction affecting title to all or any portion of the Club or any of the Resorts, which would have a Material Adverse Effect on the Inventory Collateral.
     10.19 Change of Control. If any Change of Control shall have occurred.

     10.20 Financial Condition. A material adverse change in the financial condition of Borrower or any of the DRC Affiliates has occurred as determined by Lender in its reasonable, good faith discretion.
     10.21 Cessation of Sales or Business. Any cessation without Lender’s prior written consent of (i) marketing or sales at the Sedona, Arizona sales location formerly owned or leased by any of the ILX Sellers, or (ii) a material part of Borrower’s business shall occur (including, without limitation, operation of any of the Resorts or the Club) and if such marketing, sales or business shall not be resumed within thirty (30) days after such cessation, unless the cessation is due to a force majeure event.
     10.22 Observance of Loan Documents. Any default by Borrower in the due observance of any term, covenant or condition in any Loan Document or Inventory Loan Document or the revocation or attempted revocation or repudiation thereof, in whole or in part by Borrower.
     10.23 Receivables Loan. The occurrence of an Event of Default by Borrower with respect to any of the Receivables Loan or the Loan Documents.
     10.24 Change in Marketing and Sale Agent, Club Manager, Resort Manager or Servicer. Any change in the entity that is the Marketing and Sales Agent, the Club Manager, the Resort Manager or the Servicer, without the prior written consent of Lender.
     10.25 Forest Service Land. Failure by Borrower to make all required payments due with respect to the Forest Service Land as set forth in Section 2.12 hereof.
SECTION 11. REMEDIES UPON DEFAULT.
     11.1 Should an Event of Default exist under this Agreement, it shall constitute a default under the Inventory Loan Promissory Note and all other Inventory Loan Documents which shall entitle Lender at its option and at any time to take any one or more of the actions described in this Section 11, all without notice to Borrower:
               (a) Acceleration. Without demand or notice of any nature whatsoever, declare the unpaid principal balance of the Inventory Loan (plus any interest, fees and expenses due) and/or the Inventory Loan, immediately due and payable, whereupon the same shall be due and payable, with the sole exception that no declaration is required in the event of the insolvency of the Borrower pursuant to the terms hereto.
               (b) Termination of Lender’s Performance. Terminate a commitment, if any, of Lender to lend under this Agreement, the Inventory Loan Documents or the Loan Documents in their entirety, or any portion of any such commitment, and/or terminate Lender’s further performance under this Agreement, the Inventory Loan Documents or the Loan Documents in their entirety, without further liability or obligation to Borrower, to the extent Lender shall deem appropriate, all without notice to Borrower.
               (c) Judgment. Reduce Lender’s claim to judgment, foreclose or otherwise enforce Lender’s Lien in all or any part of the Inventory Collateral by any available judicial or other procedure under law. Lender’s right to sue and recover a judgment, either before, after or during the pendency of any proceeding for the enforcement of the applicable lien or security interest, and the right of Lender to recover such judgment shall not be affected by any taking, possession or foreclosure sale hereunder or by the exercise of any other right, power or remedy for the enforcement of the terms or the foreclosure of the lien thereof.
               (d) Sale of Collateral. After notification, if any, provided for in Section 11.2 below, sell or otherwise dispose of, at the office of Lender, or elsewhere, as chosen by Lender, all or any part of the Collateral (including without limitation, the Management Agreement), and any such sale or other disposition may be as a unit or in parcels, by public or private proceedings, and by way of one or more contracts (it being agreed that the sale of any part of the Inventory Collateral shall not exhaust Lender’s power of sale, but sales may be made from time to time until all of the Inventory Collateral has been sold or until the Obligations have been paid in full and fully performed), and at any such sale it shall not be necessary to exhibit the Inventory Collateral. Borrower hereby acknowledges and agrees that a private sale or sales of the Inventory Collateral, after notification as provided for in Section 11.2, shall constitute a commercially reasonable disposition of the Inventory Collateral sold at any such sale or sales, and otherwise, commercially reasonable action on the part of the Lender.
               (e) Retention of Inventory Collateral. At its discretion, retain such portion of the Inventory Collateral as shall aggregate in value to an amount equal to the total amount owed by the Borrower pursuant to the Inventory Loan Documents and the Loan Documents in satisfaction of the Obligations under the Inventory Loan and/or the Receivables Loan, whenever the circumstances are such that Lender is entitled and elects to do so under applicable law.
               (f) Receiver. Apply by appropriate procedures for the appointment of a receiver who shall have the authority to enter upon and take possession of any portion of the Mortgaged Property or Inventory Collateral, collect the Rents therefrom and apply the same as the court may direct. Borrower hereby consents to any such appointment. The receiver shall have all of the rights and powers permitted under the laws of the state of the receivership.
               (g) Purchase of Inventory Collateral. Buy all or any part of the Inventory Collateral at any public or private sale.
               (h) Exercise of Other Rights. Lender shall have all the rights and remedies of a secured party under the UCC and other legal and equitable rights to which it may be entitled, pursuant to applicable law including, without limitation, and without notice to Borrower, the right to continue to collect all payments made on the Pledged Timeshare Loans, and to apply such payments to the Obligations, and to sue in its own name the maker of any defaulted Pledged Timeshare Loans. Lender may also exercise any and all other rights or remedies afforded by any other applicable laws or by the Inventory Loan Documents or the Loan Documents, as Lender shall deem appropriate, at law, in equity or otherwise, including, but not limited to, the right to bring suit or other proceeding, either for specific performance of any covenant or condition contained in the Inventory Loan Documents or the Loan Documents in their entirety, or in aid of the exercise of any right or remedy granted to Lender in the Inventory Loan Documents or the Loan Documents in their entirety. Lender shall also have the right to require the Borrower to assemble any of the Collateral not in Lender’s possession, at Borrower’s expense, and make it available to Lender at a place to be determined by Lender which is reasonably convenient to both parties, and Lender shall have the right to take immediate possession of all of the Inventory Collateral, and may enter the Club, any of the Resorts or any of the premises of Borrower or wherever the Inventory Collateral shall be located, with or without process of law wherever the Inventory Collateral may be, and, to the extent such premises are not the property of Lender, to keep and store the same on said premises until sold.
               (i) Rights Under Resort Documents or Club Membership Documents. Exercise any and all rights and remedies granted to Borrower under the Resort Documents or the Club Membership Documents to the extent permitted by law.
               (j) Termination of Obligation to Grant Partial Release. Stop granting any partial releases from the Lien of the Mortgage.
               (k) Foreclosure. Whether or not Lender takes possession of the Inventory Collateral, Lender may proceed to foreclose the Mortgage and to sell the Mortgaged Property in its entirety or in separate increments under the judgment of decree of a court or courts of competent jurisdiction and to pursue any other remedy available to it, all as Lender shall deem appropriate. Upon the commencement of suit or foreclosure proceedings with respect to the Mortgage, the unpaid principal balance of the Inventory Loan Promissory Note and the Receivables Loan Promissory Note, if not previously accelerated and declared due, together with the interest accrued thereon and all other Obligations under the Inventory Loan Documents, and the Loan Documents, shall immediately be due and payable. Upon any foreclosure sale pursuant to judicial proceedings, Lender may bid for and purchase all or any portion of the Mortgaged Property and, upon compliance with the terms of sale, my hold, retain and possess and dispose of the Mortgaged Property. In the case of a foreclosure sale of all or any portion of the Mortgaged Property and the application of the proceeds of sale to the payment of the debt secured by the Mortgage, Lender shall be entitled to enforce payment of and to receive all amounts then remaining due and unpaid upon the Inventory Loan Promissory Note and Receivables Loan Promissory Note, and Lender shall be entitled to recover judgment for any portion of the debt remaining unpaid, with interest. Borrower agrees, to the full extent that it may lawfully so agree, that no recovery of any such judgment by Lender and no attachment or levy of any execution upon any such judgment upon any of the Inventory Collateral or upon any other property shall in any manner or to any extent affect the Lien of the Mortgage upon the Mortgaged Property or any part thereof of any lien, rights, powers or remedies of Lender hereunder, and such lien, rights, powers and remedies shall continue unimpaired.
               (l) Lender’s Right to Take Possession, Operate and Apply Income.
                    (i) Upon Lender’s demand, Borrower shall forthwith surrender to Lender the actual possession of any or all of the Mortgaged Property and, to the extent permitted by law, Lender may enter and take possession of Mortgaged Property and may exclude Borrower and their employees and other Lender wholly therefrom and may have joint access with Borrower to Borrower’s books, papers and accounts. If Borrower fails to surrender or deliver all or any portion of Mortgaged Property to Lender upon demand, Lender may obtain a judgment or decree conferring upon Lender the right to immediate possession or requiring Borrower to deliver immediate possession of all or part of the Mortgaged Property to Lender, and Borrower hereby specifically consents to the entry of such a judgment or decree.
                    (ii) Upon every such entering upon or taking of possession, Lender may hold, store, use, operate, manage and control of the Mortgaged Property and conduct Borrower’s business at the Mortgaged Property and, from time to time, do any of the following things as Lender may from time to time deem necessary, appropriate or desirable:
                         (A) perform all maintenance, repairs, renewals, replacements, additions and improvements necessary and proper to the Mortgaged Property and purchase or otherwise acquire additional fixtures, personalty and other property;
                         (B) insure, manage and operate the Mortgaged Property and exercise all of the rights and powers of Borrower (in Lender’s name or otherwise) with respect to the insurance, management and operation of the Mortgaged Property;
                         (C) enter into any and all agreements with respect to the exercise by others of any of the powers herein granted to Lender;
                         (D) perform or cause to be performed any all work and labor necessary to complete each of the Financed Improvements with respect to the Mortgaged Property;
                    (iii) Lender may collect and receive all of the Rents of the Mortgaged Property, including those past due as well as those accruing thereafter. Lender shall apply such amounts received by Lender first to the payment of accrued interest and then to the payment of principal and all other sums or indebtedness that may be due hereunder, after deducting therefrom:
                         (A) All expenses of taking, holding, managing and operating the Mortgaged Property (including compensation for the services of all persons employed for such purposes;
                         (B) The cost of all such maintenance, repairs, renewals, replacements, additions, betterments, improvements, purchases and acquisitions;
                         (C) The cost of insurance;
                         (D) Such taxes, assessments and other charges prior to the Lien of the Mortgage as Lender may determine to pay;
                         (E) Other proper charges upon the Mortgaged Property or any part thereof; and
                         (F) The reasonable compensation, expenses and disbursements of the attorneys and other agents of Lender, including attorneys’ fees and court costs.
                    (iv) If an Event of Default giving rise to pursuit of the foregoing remedy shall have been cured, Lender may, at its option, surrender possession of the Mortgaged Property to Borrower, its successors or assigns; provided, however, that Lender’s right to take possession and to pursue any other remedies hereunder or under any of the other Inventory Loan Documents shall exist if any subsequent Event of Default shall occur.
               (m) Exercise of Rights Under the Collateral Assignments. Exercise any and all rights and remedies granted to Lender under the Collateral Assignments.
     11.2 Notice of Sale. Reasonable notification of the time and place of any public sale of the Collateral or reasonable notification of the time after which any private sale or other intended disposition of the Inventory Collateral is to be made shall be sent to Borrower and to any other Person entitled under the UCC to notice; provided, however, that if the Inventory Collateral threatens to decline speedily in value or is of a type not customarily sold on a recognized market, Lender may sell or otherwise dispose of the Inventory Collateral without notification, advertisement or other notice of any kind. It is agreed that notice sent not less than ten (10) calendar days prior to the taking of the action to which such notice relates is reasonable notification and notice for the purposes of this Section 11.2. Lender shall have the right to bid at any public or private sale on its own behalf. Out of money arising from any such sale, Lender shall retain an amount equal to all costs and charges, including attorneys’ fees, for advice, counsel or other legal services or for pursuing, reclaiming, seeking to reclaim, taking, keeping, removing, storing and advertising such Inventory Collateral for sale, selling same and any and all other charges and expenses in connection therewith and in satisfying any prior Liens thereon. Any balance shall be applied upon the Obligations, and in the event of deficiency, Borrower shall remain liable to Lender. In the event of any surplus, such surplus shall be paid to Borrower or to such other Persons as may be legally entitled to such surplus. If, by reason of any suit or proceeding of any kind, nature or description against Borrower, or by Borrower or any other party against Lender, which in Lender’s sole discretion makes it advisable for Lender to seek counsel for the protection and preservation of its security interest, or to defend its own interest, such expenses and counsel fees shall be allowed to Lender and the same shall be made a further charge and Lien upon the Inventory Collateral.
          In view of the fact that federal and state securities laws may impose certain restrictions on the methods by which a sale of Inventory Collateral comprised of securities may be effected after an Event of Default, Borrower agrees that upon the occurrence and during the continuance of an Event of Default, Lender may, from time to time, attempt to sell all or any part of such Inventory Collateral by means of a private placement restricting the bidding and prospective purchasers to those who will represent and agree that they are purchasing for investment only and not for, or with a view to, distribution. In so doing, Lender may solicit offers to buy such Inventory Collateral, or any part of it for cash, from a limited number of investors deemed by Lender, in its reasonable judgment, to be responsible parties who might be interested in purchasing the Inventory Collateral, and if Lender solicits such offers from not less than three (3) such investors, then the acceptance by Lender of the highest offer obtained therefrom shall be deemed to be a commercially reasonable method of disposition of such Inventory Collateral.
     11.3 Application of Collateral; Termination of Agreements. Upon the occurrence and during the continuation of any Event of Default, Lender may, with or without proceeding with such sale or foreclosure or demanding payment or performance of the Obligations, without notice, terminate Lender’s further performance under the Inventory Loan, the Inventory Loan Documents, the Receivables Loan or the Loan Documents, without further liability or obligation by Lender, and may also, at any time, appropriate and apply to any Obligations any and all Inventory Collateral in its (or the Lockbox Agent’s, Custodian’s or any escrow agent’s) possession, any and all balances, credits, deposits, accounts, reserves, indebtedness or other moneys due or owing to Borrower held by Lender hereunder or under any other financing agreement with Lender or otherwise, whether accrued or not. The termination of this Agreement by lapse of time, the giving of notice or otherwise, shall not absolve, release or otherwise affect the liability of Borrower in respect of transactions prior to such termination, or affect any of the Liens, security interests, rights, powers and remedies of Lender, but they shall, in all events, continue until all of the Obligations (other than contingent indemnification obligations to the extent no unsatisfied claim with respect thereto has been asserted) under the Inventory Loan and the Receivables Loan are satisfied.

     11.4 Rights of Lender Regarding Inventory Collateral. In addition to all other rights possessed by Lender, Lender, at its option, may from time to time after there shall have occurred an Event of Default, and so long as such Event of Default remains uncured, at its sole discretion, take the following actions:
               (a) Transfer all or any part of the Inventory Collateral into the name of Lender or its nominee;
               (b) Take control of any proceeds of any of the Inventory Collateral;
               (c) Extend or renew the Inventory Loan and/or Receivables Loan and grant releases, compromises or indulgences with respect to the Obligations, any portion thereof, any extension or renewal thereof, or any security therefor, to any obligor hereunder or thereunder; and
               (d) Exchange certificates or instruments representing or evidencing the Inventory Collateral for certificates or instruments of smaller or larger denominations for any purpose consistent with the terms of this Agreement.
     11.5 Delegation of Duties and Rights. Lender may execute any of its duties and/or exercise any of its rights or remedies under the Inventory Loan Documents by or through its officers, directors, employees, attorneys, agents or other representatives.
     11.6 Lender Not in Control. None of the covenants or other provisions contained in this Agreement or in any other Inventory Loan Document shall give Lender the right or power to exercise control over the affairs and/or management of Borrower, the Cloobeck Affiliates or any of their respective Affiliates.
     11.7 Waivers. The acceptance by Lender at any time and from time to time of partial payments of the Receivables Loan and/or Inventory Loan or performance of the Obligations shall not be deemed to be a waiver of any Event of Default then existing. No waiver by Lender of any Event of Default shall be deemed to be a waiver of any other or subsequent Event of Default. No delay or omission by Lender in exercising any right or remedy under the Loan Documents or Inventory Loan Documents shall impair such right or remedy or be construed as a waiver thereof or an acquiescence therein, nor shall any single or partial exercise of any such right or remedy preclude other or further exercises thereof, or the exercise of any other right or remedy under the Loan Documents, Inventory Loan Documents or otherwise. To the extent permitted by applicable law, Borrower hereby waives setoff, counterclaim, demand, presentment, protest, all defenses with respect to any and all instruments and all notices and demands of any description, and the pleading of any statute of limitations as a defense to any demand under this Agreement and any other Loan Document and Inventory Loan Documents. Borrower hereby waives any and all defenses and counterclaims each may have or could interpose in any action or procedure brought by Lender to obtain an order of court recognizing the assignment of, or Lien of Lender in and to, any

Receivables Collateral. Further, except as otherwise expressly provided in this Agreement or by applicable law, Borrower and each and every surety, endorser, guarantor and other party liable for the payment or performance of all or any portion of the Obligations, severally waive notice of the occurrence of any Event of Default, presentment and demand for payment, protest, and notice of protest, notice of intention to accelerate, acceleration and nonpayment, and agree that their liability shall not be affected by any renewal or extension in the time of payment of the Receivables Loan or Inventory Loan, or by any release or change in any security for the payment or performance of the Receivables Loan or Inventory Loan, regardless of the number of such renewals, extensions, releases or changes.
     11.8 Cumulative Rights. All rights and remedies available to Lender under the Inventory Loan Documents and Loan Documents shall be cumulative of and in addition to all other rights and remedies granted to Lender under any of the Inventory Loan Documents or Loan Documents, at law or in equity, whether or not the Inventory Loan or the Receivables Loan is due and payable and whether or not Lender shall have instituted any suit for collection or other action in connection with the Inventory Loan Documents or the Loan Documents.
     11.9 Expenditures by Lender. Any reasonable and documented sums expended by or on behalf of Lender pursuant to the exercise of any right or remedy provided herein shall become part of the Obligations and shall bear interest at the Default Rate, from the date of such expenditure until the date repaid.
     11.10 Diminution in Value of Collateral. Lender shall not have any liability or responsibility whatsoever for any diminution or loss in value of any of the Inventory Collateral, except and to the extent such diminution or loss is as a result of Lender’s gross negligence or willful misconduct.
SECTION 12. CERTAIN RIGHTS OF LENDER.
     12.1 Protection of Inventory Collateral. Lender may, at any time and from time to time, take such actions as Lender deems necessary or appropriate to protect Lender’s Liens on and to preserve the Inventory Collateral, and to establish, maintain and protect the enforceability of Lender’s rights with respect thereto and Borrower shall pay reasonable and documented expenses incurred by Lender in connection therewith. Borrower agrees to use commercially reasonable efforts to cooperate fully with all of Lender’s efforts to preserve the Inventory Collateral and Lender’s Liens and rights and will take such actions to preserve the Inventory Collateral and Lender’s Liens and rights as Lender may direct, including, without limitation, by promptly paying upon Lender’s demand therefor, all documentary stamp taxes or other taxes that may be or may become due in respect of any of the Inventory Collateral. To the extent otherwise possible pursuant to the terms and provisions hereto, all of Lender’s expenses of preserving the Inventory Collateral and its Liens and rights therein shall be added to the principal amount of the Inventory Loan.

     12.2 Performance by Lender. If Borrower fails to perform any agreement contained herein, and subject to any notice or cure periods, Lender may itself perform, or cause the performance of, such agreement, and the reasonable and documented expenses of Lender incurred in connection therewith shall be payable by Borrower. In no event, however, shall Lender have any obligation or duty whatsoever to perform any covenant or agreement of Borrower contained herein or in any of the other Inventory Loan Documents, Loan Documents, Resort Documents, Club Membership Documents or Contracts, and any such performance by Lender shall be wholly discretionary with Lender. The performance by Lender of any agreement or covenant of Borrower on any occasion shall not give rise to any duty on the part of Lender to perform any such agreements or covenants on any other occasion or at any time. In addition, Borrower acknowledges that Lender shall not at any time or under any circumstances whatsoever have any duty to Borrower or to any third party to exercise any of Lender’s rights or remedies hereunder and secured by the Inventory Collateral.
     12.3 No Liability of Lender. Neither the acceptance of this Agreement by Lender, nor the exercise of any rights hereunder by Lender, shall be construed in any way as an assumption by Lender of any obligations, responsibilities, duties or Assessments of Borrower arising in connection with any of the Resorts or under the applicable Resort Documents, the Club or under the Club Membership Documents, any applicable statutes, ordinances, rules or regulations, under any of the Contracts, or in connection with any other business of Borrower or the Receivables Collateral, or otherwise bind Lender to the performance of any obligations with respect to any of the Resorts or the Receivables Collateral; it being expressly understood that Lender shall not be obligated to perform, observe or discharge any obligation, responsibility, duty, or liability of Borrower, with respect to the Club, any of the Resorts or any of the Receivables Collateral, or under any of the Resort Documents, the Club Membership Documents, any applicable statutes, ordinances, rules or regulations, or under any of the Contracts, including, but not limited to, appearing in or defending any action, expending any money or incurring any expense in connection therewith. Without limitation of the foregoing, neither this Agreement, any action or actions on the part of Lender taken hereunder, nor the acquisition of the Pledged Timeshare Loans, Purchase Agreements and the related Assigned Deeds of Trust by Lender prior to or following the occurrence of an Event of Default shall constitute an assumption by Lender of any Obligations of Borrower, with respect to any Resort, the Club or the Pledged Timeshare Loans, Purchase Agreements, the related Assigned Deeds of Trust or any documents or instruments executed in connection therewith, and Borrower shall continue to be liable for all of its obligations thereunder or with respect thereto. Borrower hereby agrees to indemnify, protect, defend and hold Lender harmless from and against any and all Assessments, claims, demands, causes of action, losses, damages, liabilities, suits, costs and expenses, including, without limitation, reasonable attorneys’ fees and court costs, asserted against or incurred by Lender by reason of, arising out of, or connected in any way with (i) any failure or alleged failure of Borrower to perform any of its respective covenants or obligations with respect to the Club, any Resort or to the Purchasers of any of the Timeshare Interests; (ii) a breach of any certification, representation, warranty or covenant of Borrower set forth in any of the Loan Documents or the

Inventory Loan Documents; (iii) the ownership of the Pledged Timeshare Loans, the Purchase Agreements, the Assigned Deeds of Trust and the rights, titles and interests assigned hereby, or intended so to be; (iv) the debtor-creditor relationships between Borrower on the one hand, and the Purchasers or Lender, as the case may be, on the other; or (v) the Pledged Timeshare Loans, the Purchase Agreements, the Assigned Deeds of Trust or the operation of any of the Resorts, the Club or the sale of Timeshare Interests, except to the extent any such Assessments, claims, demands, causes of action, losses, damages, liabilities, suits, costs and expenses arise as a result of the gross negligence or willful misconduct of Lender. The obligations of Borrower to indemnify, protect, defend and hold Lender harmless as provided in this Agreement are absolute, unconditional, present and continuing, and shall not be dependent upon or affected by the genuineness, validity, regularity or enforceability of any claim, demand or suit from which Lender is indemnified, except to the extent any such Assessments, claims, demands, causes of action, losses, damages, liabilities, suits, costs and expenses arise as a result of the gross negligence or willful misconduct of Lender. The indemnity provisions in this Section 12.3 shall survive for one hundred and eighty (180) days after the satisfaction of the Obligations and termination of this Agreement, and remain binding and enforceable against Borrower, together with its successors and assigns, for such one hundred and eighty (180) day period.
     12.4 Right to Defend Action Affecting Security. Upon the occurrence and during the continuation of an Event of Default, Lender may, at Borrower’s expense, appear in and defend any action or proceeding, at law or in equity, which Lender in good faith believes may have a Material Adverse Effect. Lender may engage counsel of choice in any such action or proceeding without the consent of Borrower and Borrower shall pay the reasonable fees and expenses of such counsel elected by Lender.
     12.5 Expenses. All expenses and Loan Costs payable by Borrower pursuant to the terms of any provision of this Agreement shall be an Obligation of Borrower, and if paid by Lender, shall be repaid by Borrower to Lender upon demand by Lender therefore, and shall bear interest at the Default Rate from the date of payment of such expense(s) by Lender until repaid by Borrower.
     12.6 Lender’s Right of Set-Off. Upon the occurrence and during the continuation of an Event of Default, Lender shall have the right to set-off and appropriate and apply against any amount due and payable at such time to Lender by Borrower under the Inventory Loan Documents or the Loan Documents, any credits, indebtedness or claims at any time held or owing by Lender or any Affiliate of Lender to or for the credit or account of Borrower without prior notice to Borrower, such notice hereby expressly waived.
     12.7 No Waiver. No failure or delay on the part of Lender in exercising any right, remedy or power under this Agreement or in giving or insisting upon strict performance by Borrower hereunder or in giving notice hereunder shall operate as a waiver of the same or any other power or right, and no single or partial exercise of any such power or right shall preclude any other or further exercise thereof or the exercise of any other such power or right. Lender, notwithstanding any such failure, shall have the right thereafter to insist upon the strict performance by Borrower of any and all of the terms and provisions of this Agreement to be performed by Borrower. The collection and application of proceeds, the entering and taking possession of the Inventory Collateral, and the exercise of the rights of Lender contained in this Agreement and the other Inventory Loan Documents or the Loan Documents shall not cure or waive any Event of Default, or affect any Event of Default or affect any notice of an Event of Default, or invalidate any acts done pursuant to such notice. No waiver by Lender of an Event of Default of or by any party hereunder shall be deemed to alter or affect Lender’s rights hereunder with respect to any prior or subsequent Event of Default.
     12.8 Right of Lender to Extend Time of Payment, Substitute, Release Security, Etc. Without affecting the liability of any Person for the payment of any of the Obligations and without affecting or impairing Lender’s Lien on the Inventory Collateral, or the remainder thereof, as security for the full amount of the Inventory Loan unpaid and the Obligations, Lender may from time to time, without notice: (a) release any Person liable for the payment of the Inventory Loan; (b) extend the time or otherwise alter the terms of payment of the Inventory Loan; (c) accept additional security for the Obligations of any kind, including deeds of trust or mortgages and security agreements; (d) alter, substitute or release any property securing the Obligations; (e) upon the occurrence and during the continuation of an Event of Default realize upon any Inventory Collateral for the payment of all or any portion of the Inventory Loan in such order and manner as it may deem fit; or (f) join in any subordination or other agreement affecting this Agreement or the lien or charge thereof.
     12.9 Assignment of Lender’s Interest. Lender shall have the right to assign the Inventory Loan and all or any portion of its rights in or pursuant to this Agreement or any of the Inventory Loan Documents to any subsequent holder or holders of the Inventory Loan Promissory Note or the Obligations including, without limitation, to an Affiliate, participant, or as part of a securitization or conduit financing.
     12.10 Intentionally Omitted.
     12.11 Intentionally Omitted.
     12.12 Lender’s Appointment as Attorney-in-Fact.
               (a) Borrower does hereby irrevocably constitute and appoint Lender and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of Borrower and in the name of Borrower, or in its own name, if an Event of Default shall have occurred and be continuing, to do the following from time to time in the Lender’s discretion, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement, and, without limiting the generality of the foregoing, Borrower hereby gives the Lender the power and right, on behalf of Borrower, without assent by, but with notice to, Borrower, if an Event of Default shall have occurred and be continuing, to do the following:
                    (i) in the name of the Borrower or its own name, or otherwise, to take possession of and endorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due with respect to any of the Inventory Collateral and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Lender for the purpose of collecting any and all such moneys due with respect to any of the Inventory Collateral whenever payable;
                    (ii) to pay or discharge taxes and Liens levied or placed on or threatened against the Inventory Collateral;
                    (iii) (A) to direct any party liable for any payment under any Inventory Collateral to make payment of any and all moneys due or to become due thereunder directly to the Lender or as the Lender shall direct; (B) to ask or demand for, collect, receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Inventory Collateral; (C) to sign and endorse any invoices, assignments, verifications, notices and other documents in connection with any of the Inventory Collateral; (D) to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Inventory Collateral or any part thereof and to enforce any other right in respect of any Inventory Collateral; (E)to defend any suit, action or proceeding brought against Borrower with respect to any Inventory Collateral; (F) to settle, compromise or adjust any suit, action or proceeding described in clause (G) above and, in connection therewith, to give such discharges or releases as the Lender may deem appropriate; and (H) generally, to sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Inventory Collateral as fully and completely as though the Lender were the absolute owner thereof for all purposes, and to do, at the Lender’s option and Borrower’s expense (Borrower shall pay all reasonable and documented expenses incurred by Lender in connection therewith), at any time, or from time to time, all acts and things which the Lender deems necessary to protect, preserve or realize upon the Inventory Collateral and the Lender’s Liens thereon and to effect the intent of this Agreement, all as fully and effectively as the Borrower might do;
                    (iv) to demand and receive from time to time any and all property, rights, titles, interests, and liens hereby sold, assigned and transferred, or intended so to be, and to give receipts for same;
                    (v) to collect all Rents;
                    (vi) to change Borrower’s post office mailing addressor any merchant account numbers or lockbox account numbers for payment of remittances with respect to the Inventory Collateral; and

                    (vii) generally to do all and any such acts and things in relation to the Collateral as Lender shall in good faith deem advisable.
Borrower hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and shall be irrevocable.
               (b) Borrower also authorizes the Lender, at any time and from time to time, to execute, in connection with the sale provided for in accordance with this Agreement and the Inventory Loan Documents, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Inventory Collateral.
               (c) The powers conferred on the Lender are solely to protect the Lender’s interests in the Receivables Collateral and shall not impose any duty upon the Lender to exercise any such powers. The Lender shall be accountable only for amounts that it actually receives as a result of the exercise of such powers, and neither the Lender nor any of its officers, directors, or employees shall be responsible to Borrower or any of the DRC Affiliates for any act or failure to act hereunder, except for its own gross negligence or willful misconduct.
     12.13 Investigations and Inquiries. Borrower hereby authorizes Lender to conduct such reasonable investigations and inquiries as to Borrower’s credit and operations, the Club, the Resorts, the Mortgaged Property and the Inventory Collateral as Lender shall, in its sole discretion, deem necessary or desirable in connection with monitoring the Inventory Loan.
SECTION 13. MISCELLANEOUS.
     13.1 Waiver. No waiver by Lender of any default or breach by Borrower hereunder shall be implied from any omission by Lender to take, or any delay in taking, action on account of such default other than the default expressly made the subject of the waiver and any such express waiver shall be operative only for the time and to the extent therein stated. Any waiver of any covenant, term or condition contained herein shall not be construed as a waiver of any subsequent breach of the same covenant, term or condition. The consent or approval by Lender to or of any act by Borrower requiring further consent or approval shall not be deemed to waive or render unnecessary the consent or approval to or of any subsequent similar act. Notwithstanding anything set forth herein to the contrary, if no notice of a default or waiver is required hereunder and none has been given, Lender shall not be deemed to have waived any rights which it may have hereunder until seven (7) days following receipt by it of written notice from Borrower alerting Lender to the fact that the time for exercising any right or remedy hereunder has elapsed without exercise thereof and such time for exercise shall automatically be extended to seven (7) days following notice, said right shall conclusively be deemed to have been waived by Lender. The intent of this paragraph is to avoid unintentional waivers by Lender of any of its rights hereunder.

     13.2 No Duty of Lender. Nothing in this Agreement shall impose or imply any duty or obligation whatsoever upon Lender, and except as required by applicable law, Lender shall be under no duty to take any action to preserve rights of Borrower with respect to any of the security held by Lender for the Obligations. To the extent permitted under applicable law, Borrower waives any and all impairment of recourse and/or impairment of collateral defenses which it may possess against the Lender.
     13.3 Amendment. The Agreement and the Inventory Loan Documents, and the terms of each of them, is the entire agreement between the parties and may not be changed, waived, discharged or terminated orally, but only by an instrument or instruments in writing signed by each of Borrower and Lender.
     13.4 Notices. Any notice, demand or request which may be permitted, required or desired to be given in connection herewith shall be in writing and directed to the parties at the respective addresses set forth below (or at such other address as a party hereto may designate in writing) and shall be tendered by personal delivery or by facsimile transmission with verifiable transmission capability or be deposited in the U.S. mail, registered or certified, return receipt requested. Such notice, if forwarded by mail, shall be deemed effective seventy-two (72) hours after deposit in the U.S. mail, or if personally delivered, upon delivery. A registered mail or certified mail receipt will be prima facie evidence of the giving of such notice and the date thereof. If such notice is personally served, such notice shall be effective upon delivery or if such notice is sent by facsimile transmission, such notice shall be effective upon the completion of the transmission of the same (so long as the sender retains evidence of the recipient’s(s’) receipt).

If to Borrower:	ILX Acquisition, Inc.
10600 West Charleston Boulevard
Las Vegas, Nevada 89135
Attn: General Counsel
Facsimile: 702-765-8615

With a Copy to:

Katten, Muchin Rosenman LLP
525 West Monroe Street
Suite 1900 Chicago, IL 60661
Attn: Ann Marie Sink
Facsimile: 312-577-8907

If to Lender:	Textron Financial Corporation
45 Glastonbury Boulevard Glastonbury, CT 06033
Attn: Kyle Shonak
Facsimile: 860-659-6300

With a Copy to:

Textron Financial Corporation
45 Glastonbury Boulevard
Glastonbury, CT 06033
Attn: Division President
Facsimile: 860-659-6300

With a Copy to:

Textron Financial Corporation
40 Westminster Street
Providence, Rhode Island 02903
Attn: Legal Department
Facsimile: 401-621-5040
     Nothing herein contained shall be construed as preventing the parties hereto, respectively, from changing the place to which notice shall be addressed, but no such change shall be valid unless it is given in accordance with the terms of this paragraph.
     13.5 Attorneys’ Fees. Borrower does hereby covenant and agree that it shall reimburse Lender for any and all reasonable and documented litigation, collection and enforcement fees and costs of whatever nature, including attorneys reasonable fees and court costs, which Lender may incur as a result of its enforcement of Borrower’s obligations hereunder including, without limitation, all “workout” or similar discussions and negotiations and all reasonable and documented fees and costs incurred in connection with Lender’s involvement in any bankruptcies arising therefrom.
     13.6 Binding Effect; Assignment. This Agreement may be assigned by Lender. Borrower may not assign its interest in, or obligation under, this Agreement except with the prior written consent of Lender. Subject to the forgoing, all of the terms, covenants, conditions, representations and warranties hereof shall inure to the benefit of, and be binding upon, the successors and assigns of Lender and Borrower.
     13.7 Interpretation and Venue. This Agreement shall be governed and interpreted under Rhode Island law. The captions of the paragraph of this Agreement are for convenience only and do not define or limit any terms or provisions. Time is of the essence in the performance of this Agreement by Borrower. The invalidity or unenforceability of any one or more provisions of this Agreement will in no way affect any other provision.
     13.8 Preparation of Agreement. The parties hereto acknowledge that this Agreement has been negotiated and prepared in an arms-length transaction and that both Lender and Borrower have negotiated all the terms contained herein. Accordingly, the parties agree that neither party shall be deemed to have drafted the Agreement and the Agreement shall not be interpreted against either party as the draftsman.

     13.9 Other Acts and Documents. The parties agree to undertake such other acts and execute such other documents as may be reasonably necessary to effect the purpose and intent of this Agreement.
     13.10 Merger. This Agreement represents the culmination of all prior negotiations, representations, and agreements between the parties with respect to the transaction contemplated hereby. All such prior negotiations, representations, and agreements are merged herein.
     13.11 Advice of Counsel. Each party acknowledges to the other that such party has been advised by legal counsel in connection with the negotiation and execution of this Agreement and that each party understands the terms and conditions contained herein and that each has entered into this Agreement voluntarily.
     13.12 JURY WAIVER. TO THE FULLEST EXTENT NOT PROHIBITED BY APPLICABLE LAW WHICH CANNOT BE WAIVED, EACH OF BORROWER AND LENDER HEREBY KNOWINGLY, VOLUNTARILY, INTENTIONALLY AND IRREVOCABLY WAIVES ANY AND ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND OR CLARIFY ANY RIGHT, POWER, REMEDY OR DEFENSE ARISING OUT OF OR RELATED TO THIS AGREEMENT, THE OTHER INVENTORY LOAN DOCUMENTS, OR THE TRANSACTIONS CONTEMPLATED HEREIN OR THEREIN, WHETHER SOUNDING IN TORT OR CONTRACT OR OTHERWISE, OR WITH RESPECT TO ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF ANY PARTY; AND EACH AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A JUDGE AND NOT BEFORE A JURY. EACH OF BORROWER AND LENDER FURTHER WAIVES ANY RIGHT TO SEEK TO CONSOLIDATE ANY SUCH LITIGATION IN WHICH A JURY TRIAL HAS BEEN WAIVED WITH ANY OTHER LITIGATION IN WHICH A JURY TRIAL CANNOT OR HAS NOT BEEN WAIVED. FURTHER, BORROWER HEREBY CERTIFIES THAT NO REPRESENTATIVE OR AGENT OF LENDER, INCLUDING LENDER’S COUNSEL, HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT LENDER WOULD NOT, IN THE EVENT OF SUCH LITIGATION, SEEK TO ENFORCE THIS WAIVER OF RIGHT TO JURY TRIAL PROVISION. BORROWER ACKNOWLEDGES THAT THE PROVISIONS OF THIS SECTION ARE A MATERIAL INDUCEMENT TO LENDER’S ACCEPTANCE OF THIS AGREEMENT AND THE OTHER INVENTORY LOAN DOCUMENTS.
     13.13 Accounting Terms. All accounting terms not specifically defined herein shall be construed in accordance with GAAP. When used herein, the term “financial statement” shall include all notes and schedules thereto.
     13.14 Construction. Unless the context of any provision of this document clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the term “including” is not limiting, and the term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase

“and/or”. Whenever the context requires, all words used in the singular will be construed to have been used in the plural, and vice versa, and each gender will include any other gender. The words “hereof,” “herein,” “hereby,” “hereunder,” and similar terms in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. Section, paragraph, exhibit and similar references are to this Agreement unless otherwise specified. Any reference in this Agreement to the Inventory Loan Documents or any other Agreement to which Lender and Borrower are a party shall include all alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions and supplements thereto.
     13.15 Schedules and Exhibits. All of the schedules and exhibits attached to this Agreement shall be deemed incorporated herein by this reference.
     13.16 Amendment. This Agreement (including all exhibits and schedules hereto) may not be amended or modified, and no term or provision hereof may be waived, except by a written instrument signed by all of the parties hereto.
     13.17 Counterparts; Effectiveness. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signature thereto and hereto were on the same instrument. This Agreement shall become effective upon Lender’s receipt of one or more counterparts hereof signed by Borrower and Lender. Delivery by any party hereto of an executed counterpart of a signature page of this Agreement by email, facsimile or any similar electronic transmission shall be as effective as delivery of a manually executed counterpart of this Agreement.
     13.18 Lender Not a Fiduciary. The relationship between Borrower and Lender is solely that of debtor and creditor, and Lender has no fiduciary or other special relationship with Borrower, and no term or provision of any of the Inventory Loan Documents shall be construed so as to deem the relationship between Borrower and Lender to be other than that of debtor and creditor.
     13.19 Intentionally Omitted.
     13.20 Borrower’s Knowledge. As used herein the term “to Borrower’s actual knowledge” or “to Borrower’s knowledge” is intended to mean to the actual knowledge of employees, officers, contractors or in-house attorneys of DRC or any subsidiaries or Affiliates of DRC and its outside law firms and attorneys who have been involved with or undertaken due diligence in connection with the Bankruptcy Case, Sale Order, APA or the Acquired Assets.
     13.21 Directly or Indirectly. Where any provision in the Agreement refers to action to be taken by any Person, or which such Person is prohibited from taking, such provisions shall be applicable, whether such action is taken directly or indirectly by such Person.

     13.22 Intentionally Omitted.
     13.23 No Duty. All attorneys, accountants, appraisers, consultants, custodians and other professionals retained by Lender shall have the right to act exclusively in the interest of Lender and shall have no duty of disclosure, duty of loyalty, duty of care or other duty or obligation of any type or nature whatsoever to Borrower, or any other Person.
     13.24 Reimbursement for Taxes. Borrower will promptly, upon written demand of Lender, reimburse Lender for any taxes assessed against Lender by any state (with the exception of income taxes payable by Lender) which is on account of or measured by the interest income received by Lender under the Mortgaged Property assigned to Lender pursuant to this Agreement or in any way imposed upon Lender in connection with the transactions contemplated hereunder, including, without limitation, any general intangible tax or documentary tax.
     13.25 Intentionally Omitted.
     13.26 Intentionally Omitted.
     13.27 Sale of Participation Interests in Inventory Loan. Borrower acknowledges that Lender may seek to sell participation interests in the Inventory Loan to one or more participants and Borrower agrees to cooperate fully with Lender in facilitating such process and hereby consents to any dissemination of information and providing documentation in connection therewith. Borrower shall be required to transact business solely with Lender and shall not be required to deal with participants directly.
     13.28 No Third Party Beneficiaries. Lender’s inspection, review or approval of matters pertaining to the Club, the Resorts and Inventory Collateral has no purpose other than to determine investment quality from Lender’s point of view and is not done for the benefit of anyone other than Lender. Any “approval” by Lender or any of its agents with respect to any plan or specification or any resulting structure or improvement means only that Lender find the same unobjectionable for investment purposes, and no such approval or consent by Lender or authorization to proceed shall imply or be construed as any representation that any such plans or specifications are suitable for any particular purpose, or that the resulting structure or improvement or any materials incorporated therein are safe or suitable for any particular purpose or have any particular value or actually cost the amount reputedly paid therefor. Under no circumstances shall any Person whomsoever (other than the parties to this Agreement and their respective permitted successors and assigns) be deemed a beneficiary of the terms, conditions, covenants and agreements contained in this Agreement or any other Inventory Loan Documents or Loan Documents.
     13.29 Non-Public Information; Confidentiality.

               (a) Lender acknowledges and agrees that it may receive material non-public information hereunder and under the other Inventory Loan Documents concerning the Borrower and its Affiliates and agrees to use such information in compliance with all applicable requirements of law (including United States Federal and state securities laws and regulation).
               (b) Lender agrees to use all reasonable efforts to maintain the confidentiality of information obtained by it pursuant to any Inventory Loan Document and designated in writing by Borrower or any of its Affiliate(s), as the case may be, as confidential, except that such information may be disclosed (i) with such Person’s consent, (ii) to the extent such information presently is or hereafter becomes (A) publicly available other than as a result of a breach of this Section 13.29 or (B) available to Lender from a source (other than Borrower or any of its Affiliates) not known by them to be subject to disclosure restrictions, (iii) to the extent disclosure is required by applicable requirements of law or other legal process or requested or demanded by any Governmental Authority, and (iv) to current or prospective assignees or participants, in each case to the extent such assignees or participants agree to be bound by provisions substantially similar to the provisions of this Section 13.29.
[SIGNATURES BEGIN ON FOLLOWING PAGE]

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year set forth above.

LENDER:

TEXTRON FINANCIAL CORPORATION,
a Delaware corporation

By:	/s/ Kyle Shonak

Name:	Kyle Shonak
Title:	Vice President

BORROWER:

ILX ACQUISITION, INC,
a Delaware corporation

By:	/s/ David F. Palmer

Name:	David F. Palmer
Title:	Exec VP & CEO
Inventory Loan and Security Agreement Signature Page

EXHIBIT A
List of Acquired Assets as of Closing Date
     All capitalized terms used in this Exhibit A and not defined in this Exhibit A or in the Agreement shall have the meanings ascribed to such terms in the Asset Purchase Agreement.
     All assets of Sellers as of the Closing Date other than the Excluded Assets, including but not limited to the following listed assets, properties, and rights, subject to any assignable warranties or other rights Sellers may have against any third party with respect thereto (all of the assets and rights to be sold and purchased hereunder are referred to herein collectively as the “Acquired Assets”):
     (a) all of Sellers’ rights under all Contracts, including, inter alia:
     (i) all those executory Contracts, if assignable, relating to the Acquired Assets or Assumed Liabilities that relate to the Business, as set forth in Exhibit A-1, that are assumed and assigned in accordance with Section 365 of the Bankruptcy Code by order of the Court; and
     (ii) all Property Management Agreements, including agreements between Sellers and: (a) Kohl’s Ranch Owners’ Association; (b) The Inn at Los Abrigados Owners Association; (c) Premiere Vacation Club; (d) ILX Bell Rock Incorporated; (e) Golden Eagle Resort, Inc.; (f) Varsity Clubs of America — South Bend Chapter; (g) Varsity Clubs of America — Tucson Chapter; (h) Sedona Vacation Club; and (i) any other management contracts or similar contracts to provide management services for a fee, all as set forth on Exhibit A-2.
     (b) all of Sellers’ Accounts, including, inter alia, all Timeshare Loans as set forth on the Schedule of Timeshare Loans attached hereto as Exhibit A-3, including Timeshare Loans in default or in process of foreclosure, together with inter alia, all Timeshare Loan Files, or certified copies thereof (or copies of custodial receipts evidencing the custody and contents thereof), exclusive of Resort Funding LLC’s holdbacks and Timeshare Loans and the M&I Timeshare Loans, as set forth on Exhibit A-4; provided, however, that all proceeds in excess of Five Hundred Thousand Dollars ($500,000), of the pre-petition ineligible receivables that are ninety (90) days or less delinquent, as set forth on Exhibit A-5”), will be remitted to the unsecured creditor pool (the $500,000 is inclusive of forgiveness of bad debt and upgrades);
     (c) One Hundred Percent (100%) of Sellers’ unsold Timeshare Interests wherever located and however held, including (i) Declarants’ Rights with respect to Club memberships, including those that are in default, (ii) all unsold Timeshare Interests in the Club immediately prior to the Closing Date as set forth on Exhibit A-6, it being understood and for the purpose of clarity, Premiere Development Incorporated shall cause Club to transfer all unsold Timeshare Interests the Club holds to Purchaser on the Closing Date;
Exhibit A-1

     (d) all Real Property of the Sellers, as more particularly described in Exhibit A-7, all unsold Timeshare Property and FF&E owned by the Sellers, including, inter alia, (i) all sales and marketing centers; (ii) the lease with Indian Wells Partners for 91 Portal Lane in Sedona, Arizona; and (iii) all other leases assumed by Purchaser as set forth on Exhibit A-7;
     (e) all rights of Sellers as declarant, developer, or seller under the Membership Plan and any other Resort-related, Timeshare Property-related, Club-related or other Real Property-related document or instrument listed on Exhibit A-8 (collectively, the “Declarants’ Rights”), including, inter alia, all rights of any of the Seller, including Premiere Development Incorporated, as seller under the Membership Plan; and
     (f) all other Seller’s assets, including, but not limited to: (i) pre-paid marketing certificates; (ii) all books and records related to sold Timeshare Interests and sold Timeshare Property, including Purchase Contracts, which books and records constitute all Purchase Contracts and records related to the sale of Timeshare Interests and Timeshare Property held by Sellers; (iii) all Reservation Systems, including the Gipsy Software system; and (iv) to the extent not included above, all Intellectual Property, Documents, Instruments and General Intangibles.
Exhibit A-2

EXHIBIT A-1
Executory Contracts
(Attached)

Executory Contracts
To the extent assignable, any of Sellers’ interests in the agreements to manage:
•	Kohl’s Ranch Vacation Club

•	Sedona Vacation Club

•	Premiere Vacation Club

•	Premiere Vacation Club at Bell Rock

•	The Inn at Los Abrigados Owners Association
To the extent assignable, any interests of VCA Management Incorporated (a non-Seller) in agreements to manage:
•	Varsity Clubs of America — South Bend Chapter

•	Varsity Clubs of America — Tucson Chapter
To the extent assignable, any interest of Golden Eagle Resort, Inc. (a non-Seller) in the agreement to manage the Golden Eagle Resort Condominium Association.
To the extent assignable, any of Sellers’ interests in the following executory contracts:
•	Premiere Vacation Club Membership Plan

•	Sedona Vacation Club Membership Plan

•	Kohl’s Ranch Vacation Club Membership Plan

•	Varsity Clubs of America — Tucson Chapter Membership Plan

•	Varsity Clubs of America — South Bend Chapter Membership Plan

•	Condominium and Timeshare Ownership Declaration for Golden Eagle Resort, a Condominium

•	Declaration of Covenants, Conditions and Restrictions for The Inn at Los Abrigados

•	Lease with Option to Purchase by and between ILX Resorts Incorporated and Indian Wells Partners for lease of property at 91 Portal Lane, Sedona, Arizona

•	Contract of Services by and between ILX Resorts Incorporated and Grupo Administrativo Vacation S.A. de C.V. dated September 30, 2009 regarding leasing of employees

EXHIBIT A-2
Property Management Agreements
(Attached)

Property Management Agreements
To the extent assignable, any of Sellers’ interests in the following management agreements:
▪	Management Agreement between ILX Resorts Incorporated and Premiere Vacation Club, effective January 6, 2008, as amended

▪	Management Agreement between Golden Eagle Resort, Inc., and Golden Eagle Resort Condominium Association, effective June 1, 1992, as amended

▪	Management Agreement between VCA Management Incorporated and Varsity Clubs of America — Tucson Chapter, effective July 20, 1995, as amended

▪	Management Agreement between VCA Management Incorporated and Varsity Clubs of America — South Bend Chapter, effective September 1, 1994, as amended

▪	Management Agreement for The Inn at Los Abrigados Owners Association between The Inn at Los Abrigados Owners Association and ILX Incorporated, dated November 25, 1997, as amended

▪	Management Agreement between ILX Incorporated and Kohl’s Ranch Owners Association, effective April 13, 1995, as amended;

▪	Management Agreement between ILX Resorts Incorporated and ILX Bell Rock Incorporated, effective December 28, 2000, as amended.”

▪	Management Agreement between Sedona Vacation Club and ILX Resorts Incorporated, effective September 10, 2001.
To the extent assignable, any of Sellers’ interests in the agreements to manage:
▪	Varsity Clubs of America — South Bend Chapter

▪	Varsity Clubs of America — Tucson Chapter

▪	The Golden Eagle Resort
To the extent assignable, any of Sellers’ interests in and to any and all other documents and instruments and any amendments relating to or in any way connected with the agreements referred to above.

EXHIBIT A-3
Timeshare Loans
(Attached)

Timeshare Loans
Attached hereto are schedules of Timeshare Loans all of which are as of May 31, 2010 except (i) notes receivable assigned to Pinnacle for collections, (ii) notes receivable pending set up at Concord, and (iii) in house defaults all of which are as of March 31, 2010.

PREMIERE DEVELOPMENT INCORPORATED
CUSTOMER NOTES RECEIVABLE
SUBJECT TO ASSIGNMENT OF RELATED DEED OF TRUST TO TEXTRON FINANCIAL CORPORATION

CONTRACT NUMBER	NAME	INTEREST RATE	PAYMENT AMOUNT	CURRENT BALANCE	CONTRACT DATE	ORIGINAL LOAN AMOUNT	ORIGINAL TERM
4130040965	DAVIS, DAVID L.	17.9	161.5	2531.27	5/20/2001	8995	120
4130041749	EVANGELISTE,TRACI	17.9	169.67	57.81	7/30/2001	8095	84
4130047575	RODRIGUEZ, JOEL	17.9	226.14	7425.03	8/14/2003	12595	120
4130048615	PLUMMER, HELEN M.	17.9	126.39	2159.26	1/5/2004	6030	84
4130048891	FALCON SR., RICHARD	17.9	226.14	8687.05	2/23/2004	12595	120
4130049592	ROMERO, ROBERT	17.9	161.5	5849.46	5/14/2004	8995	120
4130050215	SANTAMASSINO, PHILIP R.	17.9	188.53	4401.2	7/27/2004	8995	84
4130050598	BERNAL, OSCAR A.	17.9	169.67	4981.97	8/6/2004	8095	84
4130051113	PORRELLO, STEVE A.	17.9	131.94	2865.85	11/2/2004	6295	84
4130051448	GAMEZ, SARA M.	17.9	169.67	4771.21	12/21/2004	8095	84
4130052160	JACKSON, JEFFRY C.	17.9	122.62	3047.81	4/5/2005	5850	84
4130052319	BOYER, JOHN W.	17.9	124.4	3320.86	4/26/2005	5935	84
4130052643	HUNGERFORD, MICHAEL	17.9	169.67	4144.16	6/12/2005	8095	84
4130052876	WALTERS, ROBERT C.	17.9	131.94	3517.33	7/12/2005	6295	84
4130053023	ST. MICHELLE, TAMI A.	17.9	145.15	3398.7	8/1/2005	6925	84
4130053820	DELAND, VICTOR	17.9	188.53	5042.45	11/26/2005	8995	84
4130054281	ESTEP, JEFFERY A.	17.9	131.94	3903.43	2/12/2006	6295	84
4130054462	CALIO, LAURA M.	17.9	169.67	5843.06	3/5/2006	8095	84
4130054579	HARNESS, SARAH E.	17.9	131.94	3844.58	3/18/2006	6295	84
4130054672	WASHINGTON, MARYANN	17.9	150.91	5354.85	3/28/2006	7200	84
4130054694	SCOTT. FRANK W.	17.9	188.53	5814.34	3/31/2006	8995	84
4130054840	MAREE, LAWRENCE C.	17.9	169.67	5309.16	4/13/2006	8095	84
4130054938	ESTANISLAO-ARVIZO, RHODALEE	17.9	132.05	3809.71	4/22/2006	6300	84
4130055278	PRESTON, AUBREY H.	17.9	188.53	6211.51	5/29/2006	8995	84
4130055407	KARIM, PAMELA A.	17.9	131.94	5606.59	6/17/2006	6295	84
4130055447	WOODS JR., TERRY L	17.9	113.19	4113.48	6/25/2006	5400	84
4130055450	ARMSTRONG, TSHAKA	17.9	131.94	3549.32	6/25/2006	6295	84
4130055582	TOVAR, DARLENE	17.9	131.94	5260.07	7/15/2006	6295	84
4130055701	MANANQUIL, SYLVIA	17.9	131.94	3759.47	8/3/2006	6295	84
4130055713	ELLERBE, TERI L.	17.9	169.67	5142.15	8/5/2006	8095	84
4130055840	PECORA, ANTHONY	17.9	169.67	6239.21	8/24/2006	8095	84
4130055884	CLARK, JOEL M.	17.9	131.94	5278.96	9/3/2006	6295	84
4130055955	JAMES, NANCY M.	17.9	131.94	4333.61	9/16/2006	6295	84
4130056030	BROWN, KATHLEEN J.	17.9	188.53	6120.88	9/25/2008	8995	84
4130056138	BUSICK IV, ROBERT H.	17.9	150.81	5889.35	10/10/2006	7195	84
4130056231	POSSERT, FRANK	17.9	188.53	6427.89	10/23/2006	8995	84
4130056387	SPITZER, NISHA	17.9	131.94	5110.15	11/17/2006	6295	84
4130103882	BAKER, RICK E.	17.9	131.94	3572.97	8/7/2005	6295	84
4130103917	REAY, JOSEPH M.	17.9	179.21	4504.93	11/5/2005	8550	84
4130103943	AHLMAN, THOMAS P.	17.9	205.41	6503.84	1/6/2006	9800	84
4130103967	MARTINEZ JR., GAVINO	17.9	264.09	8472.1	2/27/2006	12600	84
4130104034	CAMACHO, DIANA D.	17.9	131.94	4831.81	7/3/2006	6295	84
4130210265	ORTEGA PARRA, MANUEL DE JESUS	17.9	302.05	3846.74	1/27/2006	11920	60
4130304201	STARR, SCOTT R.	16.9	183.31	4158.86	9/4/2002	8995	84
4130304438	BURNETT, DAVID G.	14.9	157.68	4118.58	1/19/2003	9810.42	120
4130304883	JUSTESEN, JERALD G.	16.9	165.07	2973.28	11/29/2003	8100	84
4130304981	OCHOA, CARMELITA G.	16.9	229.48	6713.24	2/8/2004	13251.75	120
4130305124	TIEDE, VICKI JO	16.9	154.74	3479.95	5/13/2004	8117.6	96
4130305604	MARTINEZ, MICHAEL A.	17.9	131.84	4797.57	5/19/2005	6290	84
4130305701	EARLES, SHERMAN	17.9	132.05	5260.5	9/17/2005	6300	84
4130305745	HISEL, RICK LEE	17.9	179.21	6675.42	10/23/2005	8550	84
4130305851	DRAKE, SUSAN	17.9	179.58	5971.14	2/4/2006	8568	84
4130305866	RATZLAFF, TERESA	10.9	88.68	2803.92	2/25/2006	5195	84
4130401166	MCGLOWN, WILLIE F.	16.9	116.16	537.81	12/17/2002	5699.8	84
4130401495	VALENTINE, MARY JO	17.9	171.87	3530.93	7/17/2005	8200	84
4130401657	VINES, THOMAS	17.9	153.51	7766.9	9/29/2006	8550	120
4130510552	MCFALL, WADE E.	16.9	153.31	638.3	6/16/2003	8853.2	120
4130510686	PRICE, TAMARA JO	16.9	214.58	7937.62	9/7/2003	12391.21	120
4130510800	MATHEW, FLOYD WILLIS	16.9	140.75	5172.81	11/12/2003	8128.1	.120
4130510811	SHUMWAY, STEPHEN L.	16.9	246.31	4217.38	11/15/2003	12086.97	84
4130510860	ARNOLD, CHARLES V.	16.9	207.83	7330.55	12/13/2003	12001.46	120
4130511096	COLLEY, KELLIE J.	16.9	158.05	1800.61	4/27/2004	7755.52	84
4130511151	NORMAN, ALEXANDER A.	16.9	166.2	4590.9	5/25/2004	8155.44	84
4130511166	ROSS. KENNETH L.	16.9	240.56	10851.5	5/30/2004	13891.69	120
4130511194	WIMMER, MARY BETH	16.9	130.13	1300.32	6/15/2004	6385.31	84
4130511208	RAMER, STEPHEN E.	16.9	197.26	7572.54	6/21/2004	11391.37	120
4130511427	FAULKNER SR., BRIAN A.	16.9	149.62	7031.24	11/6/2004	8640	120
4130600747	VARGAS, ANTONIO A.	16.9	183.22	3104.14	8/15/2004	8991	84
4130600862	NIEBLA LIZARRAGA, MARIA PATRICIA	16.9	112.49	3466.97	12/20/2004	5520	84
4130600966	ACOSTA, LUIS	17.9	130.16	3011.67	5/30/2005	6210	84
4130600978	NEMETH, LAWRENCE G.	17.9	236.02	10721.58	6/6/2005	13145.43	120
4130601012	ALMAZAN CERECER, JESUS AHYOEE	17.9	254.87	2268.82	6/26/2005	12160.22	84
4130601281	WIBERG, DAN F.	17.9	302.05	3711.37	3/17/2006	11920	60
4130601337	THORP, SARAH A.	17.9	166	4970.21	5/12/2006	7920	84
4130601487	FLORES DE GRIFFITH, MARTHA	17.9	151.21	8250.97	9/2/2006	10210.41	120
4130700516	EHLINGER, RODERICK B.	16.9	167.82	4037.19	6/27/2002	9691.27	120
4130700566	RAMIREZ, GEORGE	16.9	168.19	241.12	7/10/2002	8253.28	84
4130700625	SANDRA, JOSEPH J.	17.9	210	5745.29	7/21/2002	11696	120
4130701750	MILAN, EVANGELINA D.	16.9	155.77	6017.57	3/8/2003	8995	120
4130701822	MARROOUIN, STEPHEN T.	17.9	122.62	272.96	3/17/2003	5850	84
4130701862	FIGER, FABIOLA T.	16.9	128.28	392.81	3/22/2003	6295	84
4130702048	VILLA, JOSEPHINE S.	16.9	389.54	12090.64	4/18/2003	22495	120
4130702097	PEREZ, VIRGINIA V.	16.9	155.77	4476.12	4/25/2003	8995	120
4130702972	VAN ZYVERDEN, SHIRLEY	17.9	188.53	1402.62	8/24/2003	8995	84
4130703089	WILSON, KAREN A.	17.9	254.66	3019.62	9/25/2003	12150	84
4130703133	ROGERS, MICHAEL	17.9	131.94	1644.58	10/11/2003	6295	84
4130703361	WILLIAMS. VICTORIA	16.9	173.32	342.31	1/19/2004	8505	84
4130703944	HARRISON, JOSEPH L.	17.9	157.44	5983.89	8/5/2004	8768.88	120
4130704244	HERRERA, ERNIE	17.9	158.2	3381.37	12/23/2004	8811	120
4130704255	SIMS, BETTY	17.9	177.32	3484.86	1/3/2005	8460	84
4130704303	MACK, SHEWANA	17.9	130.16	3283.47	2/1/2005	6210	84
4130704402	GONZALVES, JACQUELINE	17.9	139.59	2825.73	3/19/2005	6660	84
4130704523	ESPOSITO, SHANE	17.9	139.41	2913.83	6/7/2005	6651	84
4131501445	VALLEJOS, RANDY L.	16.9	238.09	6718.31	6/22/2003	13749.13	120
4131502001	VALVO, CHRISTOPHER	16.9	243.53	4098.14	3/22/2004	14063.46	120
4131502087	CARNEY JR., BILL V.	16.9	128.9	4598.03	4/27/2004	7443.71	120
4131502156	MAGANA, MARIA I.	16.9	144.99	5340.85	6/12/2004	8145	112
4131502167	PRINCE JR., MARVIN D.	16.9	119.3	3149.95	6/18/2004	6600	108
4131502387	ADKINS, KEVIN J.	16.9	147.07	5916.72	10/31/2004	8492.72	120
4131502586	BAUGHMAN, CYNTHIA	16.9	335.55	15256.5	3/18/2005	19377.01	120
4131502800	MORRIS, KENNETH A.	17.9	161.25	6471.42	9/10/2005	8961.14	120
4131502882	SINGER, ANDREW	17.9	164.73	6785.91	10/16/2005	9175	120
4131502980	CABANA-PAGAN, JILL	17.9	221.38	9835.2	11/21/2005	12330	120
4131503087	PERCY, NIGEL A.	17.9	257.45	11900.26	1/11/2006	14339.01	120
4131503114	CORDOVA, RODNEY A.	17.9	150.45	6863.27	2/4/2006	8275.49	116

PREMIERE DEVELOPMENT INCORPORATED
CUSTOMER NOTES RECEIVABLE
SUBJECT TO ASSIGNMENT OF RELATED DEED OF TRUST TO TEXTRON FINANCIAL CORPORATION

CONTRACT NUMBER	NAME	INTEREST RATE	PAYMENT AMOUNT	CURRENT BALANCE	CONTRACT DATE	ORIGINAL LOAN AMOUNT	ORIGINAL TERM
4131503207	MERRILL, KRISTEN L.	17.9	379.84	13374.43	4/13/2006	18122.44	84
4131503506	REA, SANDY D.	17.9	247.88	7757.45	9/27/2006	11826.75	84
4135000138	CLEMONS, GREGORY S.	16.9	224.28	8859	12/29/2004	12951.77	120
4135000517	RISTOW III, AUGUST K.	17.9	225.82	9700.92	5/12/2005	12577.34	120
4135000642	MARRA, CHRISTOPHER J.	17.9	188.53	6409.17	6/28/2005	8995	84
4135000772	CORNISH, JAMAL R.	17.9	169.67	4021.67	9/17/2005	8095	84
4135000833	WEST, GLENN SCOTT	17.9	209.49	5327.66	10/8/2005	9207.62	72
4135001091	WILHELM, MARION R.	12.9	157.09	6262.36	2/8/2006	7845.73	72
4135001422	RYE, THOMAS W.	17.9	225.62	9349.17	6/4/2006	12565.92	120
4135001434	BIGLEY, JOHN D.	17.9	124.77	3892.87	6/10/2006	5952.68	84
4135001439	YOUNG, JAMES D.	17.9	217.14	9826.16	6/11/2006	12094.01	120
4135001540	JONES, DAMON CRAIG	17.9	244.26	10817.79	7/29/2006	13604.2	120
4135004215	MOSS, LEE B.	17.9	231.13	11050.06	12/23/2006	12873.4	120
4135004337	DOUGLAS, DAVE S.	17.9	274.61	13234.93	1/4/2007	15295	120
4135004344	MELIUS, TONIA J.	17.9	152.99	8154.99	1/6/2007	8521.34	120
4135004519	WATSON, KIMBERLY D.	17.9	197.96	6915.69	1/20/2007	9445	84
4135004615	WHITE, KATIE J.	17.9	256.02	12770.22	1/29/2007	14259.6	120
4135004884	JOHNSON, BARBARA M.	17.9	248.85	11999.01	2/21/2007	13860	120
4135004928	FIERROS, RICHARD E	17.9	165.18	8189.17	2/26/2007	9200	120
4135004938	MENDOZA, JOSE M.	17.9	313.7	16446.41	2/27/2007	17472.21	120
4135005017	COSTANZO, JANET	17.9	282.69	13991.02	3/8/2007	15745	120
4135005024	WEBB, AMIE	17.9	185.74	8931.21	3/10/2007	10345	120
4135005294	VALENCIA, SALVADOR	17.9	169.67	6670.99	3/31/2007	8095	84
4135005368	RETTBERG, GREGORY	17.9	281.06	12382.94	4/6/2007	13410	84
4135005384	HILL, TED C.	17.9	169.67	7571.58	4/7/2007	8095	84
4135005475	KELLUM, SHELLEY	17.9	161.5	7929.44	4/15/2007	8995	120
4135005551	WYRICK-HORN, JENNIFER	17.9	113.18	3689.1	4/22/2007	5400	84
4135005618	CARABEO, FRANK R.	17.9	528.07	20460.83	4/27/2007	25195	84
4135005709	LYNN, JAMES	17.9	320.57	11358.17	5/5/2007	15295	84
4135005922	ALLEYNE, ROBERTA	17.9	177.66	9393.76	5/26/2007	9895	120
4135005962	LORING, JEWEL C.	17.9	169.67	7295.54	5/30/2007	8095	84
4135006199	GLADDEN, JERELYN FAY	17.9	186.75	6948.6	6/22/2007	8910	84
4135006397	LEE, KAREN	17.9	145.34	7165.49	7/10/2007	8095	120
4135006530	JACKSON-RICHARDSON, WINIFRED	17.9	177.09	8471.86	7/23/2007	9863.68	120
4135006704	SCHWARTING, JARED D.	17.9	197.96	7267.02	8/11/2007	9445	84
4135007160	HERNANDEZ, MARTIN L.	17.9	177.66	8929.57	9/22/2007	9895	120
4135007218	BAILEY, ODELL M.	17.9	173.62	8792.05	9/27/2007	9670.39	120
4135007310	GOLDENSTEIN, SEAN	17.9	178.15	7033.48	10/6/2007	8500	84
4135007467	BRODERICK, MICHAEL A.	17.9	226.26	8561.57	10/20/2007	10795	84
4135007610	MCDONALD, DONNA	17.9	274.61	14148.88	11/1/2007	15295	120
4135007784	MILLER, TERESA A.	17.9	150.8	6141.61	11/17/2007	7195	84
4135007808	ESPINOZA, ROY	17.9	150.8	6303.6	11/19/2007	7195	84
4135007846	BYLER, ORVAN	17.9	150.91	6309.02	11/25/2007	7200	84
4135007870	SMITH, ALFRED B.	17.9	306.11	16369.85	11/27/2007	17049.7	120
4135007897	PHILLIPS, BLAKE H.	12.5	128.94	6008.48	11/30/2007	7195	84
4135007926	WILLETT, MATTHEW	17.9	215.42	5840.63	12/2/2007	5967.05	36
4135007954	AMESQUITA, CESARIO R.	13.9	134.44	5544.56	12/6/2007	7195	84
4135007962	WODRICH JR., WILLIAM L.	17.9	225.36	12090.01	12/8/2007	12551.91	120
4135007999	BELL, RICHARD J.	17.9	207.39	9464.34	12/11/2007	9895	84
4135008025	BURLESON, ROBERT L.	17.9	150.81	5952.33	12/15/2007	7195.5	84
4135008042	HILLARY, DEBRA L.	17.9	274.62	13788.56	12/17/2007	15295.5	120
4135008159	RYAN, SCOTT M.	16.9	186.93	9967.94	1/5/2008	10795	120
4135006160	MORI, RUBY	17.9	150.8	7122.62	1/5/2008	7195	84
4135008293	DAVIS, LAURIE	17.9	152.79	6948.62	1/19/2008	7290	84
4135008501	SIEGEL, STEVEN J.	17.9	282.12	14409.24	2/16/2008	15713.16	120
4135008549	TISANO, CHRISTINE M.	17.9	150.8	5972.88	2/20/2008	7195	84
4135008594	GORMAN, DENNIS	8.9	232.76	9694.36	2/25/2008	11239.3	60
4135008972	ALCANTAR, SANDRA	17.9	226.26	10744.76	4/6/2008	10795	84
4135009033	ROBERTS, MICHAEL	17.9	207.39	9101.72	4/12/2008	9895	84
4135009148	HIGGINSON, GEORGE JAMES	14.75	129.21	6593.94	4/23/2008	6745	84
4135009219	BRADSHAW, TRACY	17.9	245.12	9705.46	4/30/2008	11695	84
4135009459	PETERSON, KATHERINE J.	17.9	169.68	7385.87	5/31/2008	8095.5	84
4135009479	IWIG, JENNIFER	17.9	131.94	5422.06	6/1/2008	6295	84
4135009522	SANDS, JOAN	17.9	320.57	14750.73	6/7/2008	15295	84
4135009545	ROCHELLE, RAY A.	17.9	226.27	10229.09	6/9/2008	10795.5	84
4135009571	HANNEMAN, GREG	17.9	235.79	10095.74	6/13/2008	11250	84
4135009638	MAYS, EDWIN M.	17.9	154.68	6571.61	6/21/2008	7380	84
4135009676	SCULLION, THOMAS W.	17.9	169.77	7392.34	6/24/2008	8100	84
4135009751	TRIAS, FERNANDO	17.9	111.29	4669.29	7/4/2008	5310	84
4135009825	PEREZ, KEVIN R.	17.9	301.81	13444.59	7/13/2008	14400	84
4135009944	THORNE, JAMES	17.9	253.61	13287.32	7/26/2008	14125.42	120
4135009963	WHERRY, ROBERT	17.9	162.22	7293.82	7/27/2008	7740	84
4135010002	LINNEEN, DAVE	14.9	114.09	4954.15	7/31/2008	5929.58	84
4135010008	BESANCON, R.L.	17.9	201.73	8365.64	8/1/2008	9625	84
4135010063	PALMER, NOEL	17.9	131.94	5464.01	8/6/2008	6295	84
4135010067	THOMAS, ORLANDO	17.9	320.68	12771.71	8/7/2008	15300	84
4135010108	HUNT, WILLIAM A.	17.9	198.07	8837.03	8/10/2008	9450	84
4135010363	WAGNER, SUSAN	17.9	347.19	14536.84	9/13/2008	16565	84
4135010424	MORRIS, JOSEPH	17.9	131.94	5909.78	9/21/2008	6295	84
4135011140	LAWES, ALLEN C.	17.9	158.45	6798.32	12/22/2008	7560	84
4130210295	BALDERRAMA PONCE, LUIS C	17.9	172.31	3388.37	7/28/2006	6800	60
4130210322	ARREOLA ALVARADO, JOSE J	17.9	182.77	7502.33	10/9/2006	8720	84
4130600622	PERALTA BARTELL, MARIA DEL CARMEI	16.9	112.69	1171.65	5/27/2004	4544	60
4130600720	VELARDE GIL LAMADRID, GABRIEL A.	16.9	112.49	3357.04	7/28/2004	5520	84
4130601052	TORRES ENRIQUEZ, ADOLFO	17.9	200.69	737.45	7/22/2005	7920	60
4130601083	IBARRA BELLON, MA. TERESA	17.9	210.83	928.3	8/11/2005	8320	60
4130601119	VERA SOTELO, OSWALDO	17.9	149.38	6108.98	9/14/2005	8320	120
4130601125	SILVA SILVA, RODOLFO	17.9	210.84	1844.1	9/17/2005	8320.67	60
4130601137	HERNANDEZ N., MARIA DE JESUS	17.9	159.89	7802.01	9/24/2005	8905	120
4130601386	ARCE V., GUSTAVO	17.9	249.84	8835.15	6/27/2006	11920	84
4130601435	JIMENEZ GARCIA, CARLOS MARIO	12.9	233.17	4320.46	7/25/2006	6930	36
4130601454	ESQUER OCHOA, JORGE EDUARDO	17.9	174.39	6323.81	8/9/2006	8320	84
4130601457	EVANGELISTA V., ENRIQUE	17.9	123.75	3837.61	12/20/2006	5904	84
4130601461	ROMAN L., JESUS MA	17.9	191.15	6755.73	8/12/2006	9120	84
4130601474	NUZ V., JULIO CESAR	17.9	125.76	4296.23	8/21/2006	6000	84
4130601509	AVILEZ, SELMA	17.9	182.77	7469.26	9/23/2006	8720	84
4130601513	VIDAL MENDEZ, GUILLERMO	17.9	174.39	5961.3	9/25/2006	8320	84
4130601519	GONZALEZ, JAVIER H.	17.9	160.15	1972.53	9/30/2006	6320	60
4135005125	IBARRA N., JOSE LEONEL	17.9	309.36	12049.65	3/18/2007	14760	84
4135005209	LOPEZ, ALMA ROSA	17.9	129.11	5536.66	3/24/2007	6160	84
4135007793	DELGADO, NOE	17.9	132.46	6066.55	11/17/2007	6320	84
4135008812	VERDUZCO L., CINTHIA	17.9	360.83	9852.01	3/19/2008	14240	60
4135009468	MISQUEZ GAXIOLA, ANA HERLINDA	17.9	182.76	7271.25	5/31/2008	8720	84
4135009681	PARRA BERNAL, LUIS E.	0	541.67	735.32	6/25/2008	6500	12
4135009697	GARCIA MONSIVAIS, MARIA EUGENIA	17.9	338.05	13764.3	6/28/2008	16129.04	84

PREMIERE DEVELOPMENT INCORPORATED
CUSTOMER NOTES RECEIVABLE
SUBJECT TO ASSIGNMENT OF RELATED DEED OF TRUST TO TEXTRON FINANCIAL CORPORATION

CONTRACT NUMBER	NAME	INTEREST RATE	PAYMENT AMOUNT	CURRENT BALANCE	CONTRACT DATE	ORIGINAL LOAN AMOUNT	ORIGINAL TERM
4135009721	GALVEZ M., DAGOBERTO	17.9	242.74	13158.44	6/30/2008	13520	120
4135009846	FIGUEROA REYES, DULCE MARIA	17.9	132.46	5874.2	7/15/2008	6320	84
4135009956	VILLA A., ROBERTO	17.9	170.92	8978.04	7/26/2008	9520	120
4135010127	PEREGRINO URIARTE, MARIA NATIVIDA	17.9	182.76	7411.22	8/12/2008	8720	84
4135010152	MIRANDA CORRAL, MIGUEL DARIO	17.9	291.75	13201.77	8/17/2008	13920	84
4145009793	CENTENO, JORGE LUIS	17.9	132.46	5911.24	7/8/2008	6320	84
4145010005	SERNA CANTU, VIRGINIA	17.9	132.46	5968.29	8/1/2008	6320	84
4145010076	GARCIA HUDEC, LUIS ANTONIA	17.9	132.46	5711.08	8/8/2008	6320	84
4145010796	HUITRON MENDEZ, MIGUEL ANGEL	17.9	132.46	5969.73	11/7/2008	6320	84
4101500913	WARREN, RALPH	16.9	244.44	2861.06	8/24/2008	11995	84
4130045201	PRICE, KEVIN	17.9	161.5	4743.13	10/4/2002	8995	120
4130046845	WHITE, LEROY	17.9	169.67	311.83	5/10/2003	8095	84
4130047227	MOFFIT, GENE	17.9	226.14	8331.42	6/28/2003	12595	120
4130047346	PEREZ, RAFAEL	17.9	128.17	372.53	7/12/2003	6115	84
4130047548	BENJAMIN, MATHEW	17.9	169.67	2469.77	8/10/2003	8095	84
4130048091	MACHADO, CAROLYN P.	17.9	131.94	2825.68	10/21/2003	6295	84
4130048246	KUHN, JAMES L.	17.9	202.4	6203.82	11/8/2003	11272.91	120
4130048349	BROWN, JANE A.	17.9	162.23	995.16	11/22/2003	7740	84
4130048391	WARTERFIELD, ALYSSA	17.9	131.94	1548.35	11/26/2003	6295	84
4130048726	STAPLEY, KREGG	17.9	131.94	2231.64	1/30/2004	6295	84
4130048748	METZGER, MICHAEL T.	17.9	131.94	1137.77	2/2/2004	6295	84
4130048888	KOCH, KELLY	17.9	167.89	1255.63	2/22/2004	8010	84
4130049167	PLOWMAN, CLAIRE E.	17.9	123.66	2510.28	3/29/2004	5900	84
4130049257	COLE, GREGORY L.	17.9	169.67	1269.16	4/7/2004	8095	84
4130049545	SWEIS, SAMIR S.	17.9	131.94	1102.65	5/8/2004	6295	84
4130049788	PAYNE, BRENDA G.	17.9	131.94	1216.45	6/3/2004	6295	84
4130049835	CAMPBELL, M. TERRY	17.9	218.06	7219.03	6/9/2004	12145	120
4130049836	CAMPBELL, M. TERRY	17.9	234.22	7753.91	6/9/2004	13045	120
4130049866	RACKLEY, DOYLE E.	17.9	167.68	2273.39	6/13/2004	8000	84
4130049961	PARRISH, ROBERT W.	17.9	169.67	1708.22	6/25/2004	8095	84
4130049980	HESS, MARTIN C.	17.9	122.62	1337.06	6/27/2004	5850	84
4130049984	DARR, WILLIAM R	17.9	159.4	3094.72	6/27/2004	7605	84
4130050089	GIBERSON, ADRIANE	17.9	122.51	1448.83	7/11/2004	5845	84
4130050093	IANCU, ALEX F.	17.9	167.89	2463.43	7/11/2004	8010	84
4130050115	MCRAE, TIFFANY	17.9	131.94	1438.79	7/13/2004	6295	84
4130050118	MCKINNON, MEGAN L.	17.9	190.23	8240.55	7/14/2004	10595	120
4130050199	SHUTTER, BARB	17.9	188.53	2170.69	7/25/2004	8995	84
4130050240	RUSSO, DONNA	17.9	124.5	637.05	7/30/2004	5940	84
4130050275	THOMPSON, TOM	17.9	131.94	3146.73	8/2/2004	6295	84
4130050290	ALONZO, YADIRA	17.9	169.67	1850.29	8/3/2004	8095	84
4130050338	RICHAU, KENNETH J.	17.9	153.42	5693.29	8/9/2004	8545	120
4130050388	BOULWARE, SHEILA R.	17.9	188.53	3513.03	8/14/2004	8995	84
4130050510	COLTEN, PETER R.	17.9	188.53	3286.89	8/27/2004	8995	84
4130050520	HAYNES, ELLIS J.	17.9	131.94	1547.92	8/29/2004	6295	84
4130050790	HUNT, TRACY	17.9	130.16	2232.45	9/27/2004	6210	84
4130050864	SANDOVAL, LINDA C.	17.9	122.51	1271.31	10/4/2004	5845	84
4130050878	RAMPP, JAMES L.	17.9	122.62	3789.74	10/5/2004	5850	84
4130050920	ORR, CHRISTINE M	17.9	167.89	2947.55	10/10/2004	8010	84
4130050929	NESS, SHIRLEE C.	17.9	125.66	1758.02	10/11/2004	5995	84
4130050930	PLATH, ROBERT	17.9	167.68	3480.08	10/11/2004	8000	84
4130051189	WOODARD, ERIC	17.9	150.19	5860.95	11/13/2004	8365	120
4130051201	HOOKS, CECIL	17.9	122.62	3165.46	11/15/2004	5850	84
4130051388	CRABLE, MICHELLE	17.9	131.94	2168.28	12/11/2004	6295	84
4130051416	FOSS, RHONDA MARIE	17.9	122.62	1782.55	12/18/2004	5850	84
4130051478	BROWN, CANDACE C.	17.9	188.53	2811.76	12/27/2004	8995	84
4130051738	JONES SR., ALBERT W.	17.9	169.67	3200.2	2/13/2005	8095	84
4130051787	BALLARD, ROSE	17.9	120.73	1983.61	2/19/2005	5760	84
4130051857	PHILLIPS, KIYOME AND ROBIN G.	17.9	122.51	1874.91	2/27/2005	5845	84
4130052014	JOBIN, BARBARA L.	17.9	188.53	3513.03	3/18/2005	8995	84
4130052184	DOUGLAS, WELDON	17.9	122.62	2179.04	4/7/2005	5850	84
4130052238	MARTIN, BARBARA	17.9	122.62	3474.78	4/13/2005	5850	84
4130052256	BATCHELDER, KARLENE T.	17.9	131.94	2780.1	4/17/2005	6295	84
4130052372	VIVONA, SAL C.	17.9	169.67	3038.59	5/3/2005	8095	84
4130052783	FRAZIER, MARIPI D.	17.9	169.67	4207.27	7/1/2005	8095	84
4130052801	GRANT, CHAPPELL	17.9	131.94	3805.63	7/3/2005	6295	84
4130052852	KNIGHT, RONNIE	17.9	188.53	4288.82	7/10/2005	8995	84
4130052935	TAYLOR, MERVIN M.	17.9	115.28	2310.48	7/20/2005	5500	84
4130052948	TATE, GWEN	17.9	131.94	2735.88	7/24/2005	6295	84
4130053010	WILSON, CRYSTAL	17.9	131.94	3805.63	7/31/2005	6295	84
4130053092	ZIEGLER, MICHAEL C.	17.9	131.94	2950.3	8/13/2005	6295	84
4130053139	PEREZ, CYNTHIA MARIE ST. AMANT	17.9	131.94	4136.1	8/20/2005	6295	84
4130053237	MENA, BRAULIO	17.9	169.67	4311.86	9/3/2005	8095	84
4130053248	CABINESS, KENNETH M.	17.9	141.46	2579.98	9/4/2005	6750	84
4130053296	CRUZ, MARGARET W.	17.9	131.94	3033.08	9/11/2005	6295	84
4130053320	ROACH, RANDALL	17.9	131.94	2825.68	9/13/2005	6295	84
4130053420	GRANT, GLORIA DIONE	17.9	131.94	4434.4	9/28/2005	6295	84
4130053428	HUGHES, GERALD D.	17.9	169.67	4163.37	10/1/2005	8095	84
4130053452	BOSTIC, DENISE E.	17.9	179.21	3837.43	10/4/2005	8550	84
4130053516	HORNUNG, DAVID B.	17.9	169.67	4092.48	10/11/2005	8095	84
4130053543	WOLPERS, JASON S.	17.9	161.5	7750.88	10/15/2005	8995	120
4130053735	PELL, VICKI	17.9	119.58	4223.77	11/9/2005	5705	84
4130053811	CABANA, HECTOR	17.9	131.94	5278.38	11/23/2005	6295	84
4130053817	VAN VERST, MELANIE	17.9	161.5	6928.65	11/26/2005	8995	120
4130053861	OWENS JR., DANIEL W.	17.9	188.53	5330.64	12/3/2005	8995	84
4130053875	MAYER, GARY STERLING	17.9	131.94	2914.71	12/5/2005	6295	84
4130054035	CIRNIGLIARO, PAULA G.	17.9	339.44	9425.46	12/31/2005	16195	84
4130054069	KIRKE, MICHAEL W.	17.9	161.5	6690.66	1/4/2006	8995	120
4130054135	AUSTIN, PAMELA B.	17.9	207.4	4985.51	1/16/2006	9895	84
4130054154	ALBERDING, NEIL	17.9	170.25	4479.77	1/19/2006	8122.5	84
4130054410	EGAN, ANN MARIE	17.9	169.67	4185.89	2/26/2006	8095	84
4130054411	CARVER, STEVEN B.	17.9	161.5	7091.21	2/26/2006	8995	120
4130054459	GARCIA, ORLANDO S.	17.9	131.94	3337.41	3/4/2006	6295	84
4130054513	SOMERS, ERIK	17.9	131.94	3337.41	3/11/2006	6295	84
4130054570	SHOWALTER, CHRIS D.	17.9	131.94	4762.35	3/18/2006	6295	84
4130054704	HAWN, CHARLES	17.9	131.94	5150.32	4/1/2006	6295	84
4130054812	MICHEL, J. KEITH	17.9	263.99	5565.97	4/10/2006	12595	84
4130054836	BENNETT, SHANNON W.	17.9	282.85	7729.42	4/13/2006	13495	84
4130054860	FLEMING, ANGELA	17.9	188.53	6661.63	4/15/2006	8995	84
4130054880	WAYBENAIS, GEORGE	17.9	188.53	4884.7	4/16/2006	8995	84
4130054922	MCCALL, SEAN	17.9	339.44	9202.57	4/21/2006	16195	84
4130055083	FRIELDS, TERRY L.	17.9	207.4	7669.04	5/7/2006	9895	84
4130055163	IOTTE, M. BETH	17.9	131.94	4517.58	5/16/2006	6295	84
4130055172	BRYANT JR., JAMES A.	17.9	263.99	6998.94	5/17/2006	12595	84
4130055266	TALIAFERRO, JACQUELINE	17.9	177.66	9556.31	5/28/2006	9895	120
4130055318	SCOTT, SUSAN L.	17.9	131.94	5357.85	6/3/2006	6295	84

PREMIERE DEVELOPMENT INCORPORATED
CUSTOMER NOTES RECEIVABLE
SUBJECT TO ASSIGNMENT OF RELATED DEED OF TRUST TO TEXTRON FINANCIAL CORPORATION

CONTRACT NUMBER	NAME	INTEREST RATE	PAYMENT AMOUNT	CURRENT BALANCE	CONTRACT DATE	ORIGINAL LOAN AMOUNT	ORIGINAL TERM
4130055341	KISER, ROBERT A.	17.9	150.81	4046.87	6/6/2006	7195	84
4130055354	SHONTELL, MICHAEL C.	17.9	153.42	6765.7	6/10/2006	8545	120
4130055405	NASH, ALICIA	17.9	113.19	3395.02	6/17/2006	5400	84
4130055422	THOMPSON, DARESSA Y.	17.9	108.56	3666.45	6/19/2006	5179.5	84
4130055442	BETANCOURT, CONCEPTION M.	17.9	169.67	6410.02	6/24/2006	8095	84
4130055445	WICKERSHAM, PHILLIP T.	17.9	131.94	3880.34	6/24/2006	6295	84
4130055693	EARWOOD, DOYNE F.	17.9	301.71	8356.63	8/1/2006	14395	84
4130055700	OZUNA, SONIA	17.9	131.94	3730.45	8/2/2006	6295	84
4130055743	NELSON, JOHNNY T.	17.9	301.71	12052.81	8/8/2006	14395	84
4130055760	HAMBURGER, KEVIN L.	17.9	150.81	4176.15	8/11/2006	7195	84
4130055797	BALTIERRA, PETE A.	17.9	188.53	5358.15	8/16/2006	8995	84
4130055804	MCBRIDE, BOBBY WAYNE	17.9	131.94	4829.67	6/17/2006	6295	84
4130055881	KINDRED, DANA	17.9	161.5	7681.02	9/3/2006	8995	120
4130056031	WERLING, VENESSA	17.9	207.4	7368.94	9/26/2006	9895	84
4130056097	MUHAMMAD, TROY	17.9	190.69	9802.84	10/7/2006	10620.75	120
4130056178	WOJSKOWICZ, LUCY	17.9	150.81	4479.99	10/16/2006	7195	84
4130056191	PIERCE, JANICE M.	17.9	161.5	7459.39	10/18/2006	8995	120
4130056210	CANTRELL, BRAD W.	17.9	188.53	7183.66	10/21/2006	8995	84
4130056243	DEAN, TIMOTHY E.	17.9	131.94	3644.47	10/25/2006	6295	84
4130056265	GROTE, ROSEMARY	17.9	131.94	4165.34	10/29/2006	6295	84
4130056383	SHABAZZ, MALIK A.	17.9	131.94	4288.9	11/17/2006	6295	84
4130056384	ARAGON, TOMMY M.	6	96.84	4199.04	11/17/2006	6295	84
4130056474	TEASLEY, LLOYD	17.9	131.94	4478.75	12/2/2006	6295	84
4130103308	HOBBS, LEONARD	17.9	167.89	1182.49	9/9/2002	6010	84
4130103659	NUNEZ, JAMES M.	17.9	120.73	3083.55	5/15/2004	5760	84
4130103735	SEIM, PAUL S.	17.9	131.94	1431.96	10/26/2004	6295	84
4130103946	MARTIN, DALE L.	17.9	169.67	4185.89	1/15/2006	8095	84
4130103994	ESPINO, MELODY	17.9	101.36	689.97	4/21/2006	4000	60
4130104081	NARUM, PHILLIP E.	17.9	150.91	5784.81	10/17/2006	7200	84
4130104089	PENUEL, RICHARD E.	17.9	271.64	7452.94	11/12/2006	12960	84
4130104104	MOODY, NICOL M.	17.9	179.21	5509.64	12/10/2006	8550	84
4130304918	BOSSACK, JULIE C.	16.9	122.88	852.89	1/10/2004	6030	84
4130305129	SMITH, ERNEST L.	16.9	155.93	2931.71	5/21/2004	8180.23	96
4130305219	VAN ZAUN, DEBORAH	12.9	163.15	953.87	7/25/2004	8995	84
4130305323	MORENO, RAMON F.	16.9	121.05	4374.81	10/17/2004	5940	84
4130305390	CAGE, LARRY E.	9.9	354.13	15153.22	12/12/2004	26910	120
4130305392	KAHN, DONNA LEE	16.9	257.1	10167.8	12/15/2004	14847.05	120
4130305427	AGUIRRE JR., SALVADOR	16.9	121.05	3910.37	1/21/2005	5940	84
4130305616	RASCON, JENNIFER	12.9	171.32	6580.57	5/28/2005	9445	84
4130305796	BABLE, ROBERT EARL	17.9	238.19	10820.25	12/3/2005	13266	120
4130305817	GONZALEZ, IRMA Y.	9.9	177.25	5499.74	1/5/2006	10710	84
4130305826	ORTIZ, CLARA M.	17.9	137.71	5081.17	1/13/2006	6570	84
4130305940	PASOZ, YANELY SUAREZ DE	17.9	131.94	4533.2	10/13/2006	6295	84
4130401508	JOHNSON, KENNETH F.	17.9	90.91	0	7/20/2005	3100	48
4130401515	CAPPS, JOSEPH	17.9	169.67	6262.56	7/24/2005	9450	120
4130401608	DAVIS, RONALD	17.9	87.42	938.3	7/23/2006	3450	60
4130401666	TROYER, VERTON	17.9	137.71	5129.77	10/13/2006	6570	84
4130510640	BURRIS, DANIEL S.	16.9	208.92	7232.79	8/1/2003	12064.48	120
4130510697	SANDERSON, REDFORD T.	16.9	138.47	1450.24	9/16/2003	6795	84
4130510925	COLLINS, CAROLE	16.9	147.98	5963.71	1/26/2004	8545.5	120
4130511123	MCFADDEN, DEBRA CAROL	16.9	219.67	9115.76	5/13/2004	12685.5	120
4130511136	ANDERSON, MONTE	16.9	149.54	7061.47	5/18/2004	8635.5	120
4130511141	SCOTT-TOTRESS, BILLIE R.	16.9	272.66	10288.8	5/20/2004	15745.5	120
4130511249	SWARTZ, DEYO	16.9	256.08	11908.4	7/17/2004	14788.02	120
4130511426	GRIFFIN, JEROME	16.9	149.87	5911.79	11/6/2004	8654.69	120
4130600541	PINA, AUGUSTINE	16.9	197.16	1489.87	3/28/2004	9675	84
4130600613	PARRA TREVIZO, ADOLFO	16.9	126.55	3241.37	5/21/2004	6210	84
4130600678	VASOUEZ, LUZ I.	16.9	224.43	7902.38	7/5/2004	12960	120
4130600758	SANTANA, FRANK	16.9	112.08	1134.8	8/21/2004	5500	84
4130601015	LADA, MARCELLE	17.9	197.4	4659.79	6/27/2005	9418.12	84
4130601045	GOMEZ, GONZALO	17.9	186.75	5959.2	7/17/2005	8910	84
4130601251	WHITLOCK, DEBORAH A.	17.9	228.57	5295.53	2/21/2006	10905	84
4130601362	OSORIO, BLANCA	17.9	149.03	6153.68	6/7/2006	7110	84
4130601531	WOOD, BARBARA	17.9	245.54	3976.19	10/10/2006	9690	60
4130601555	ASCENCIO, ADAN A.	17.9	248.58	6974.96	11/25/2006	9810	60
4130700653	AREVALO, RAUL	17.9	131.94	819.12	7/27/2002	6295	84
4130700807	TURNER. GEORGIA	17.9	169.67	2038.47	8/28/2002	8095	84
4130702145	BAIZA, JOE	16.9	119.22	405.26	5/3/2003	5850	84
4130702214	RIOS, AGUSTIN F.	16.9	150.4	5802.69	5/15/2003	8685	120
4130702359	HALL, KENNETH P.	16.9	154.31	3942.94	6/3/2003	8095	96
4130702471	LOMBOY, VICTORIA	16.9	218.11	2314.56	6/17/2003	12595	120
4130702621	DELUCA, FRANK	17.9	131.94	2265.06	7/5/2003	6295	84
4130702741	MEYERS, JEREMY R.	17.9	131.94	1362.46	7/21/2003	6295	84
4130702767	CHAO, AIMEE	16.9	155.77	6635.86	7/25/2003	8995	120
4130702822	SMILEY, RICHARD J.	17.9	169.67	1988.42	8/2/2003	8095	84
4130702937	BLANCO, JONATHAN	16.9	218.11	9364.81	8/20/2003	12595	120
4130703016	VILLANUEVA, JEDIDIA S.	16.9	218.11	6463.24	9/3/2003	12595	120
4130703019	UZARRAGA, OSCAR	16.9	218.11	7425.85	9/3/2003	12595	120
4130703058	SIMONETTI, GUY	17.9	218.06	7076.71	9/16/2003	12145	120
4130703087	BORONDY, ANDRES A.	17.9	161.5	5357.75	9/23/2003	8995	120
4130703254	PISTOLESI, JIM	17.9	209.98	7550.21	11/16/2003	11695	120
4130703278	VALLONI, FLORENCE J.	17.9	131.94	555.68	12/6/2003	6295	84
4130703417	DOMINGO, DAVID W.	16.9	154.31	3570.1	2/11/2004	8095	96
4130703423	JAMPAS, MERITA	16.9	155.77	5525.64	2/13/2004	8995	120
4130703502	SANTIAGO, FRANCISCO ANTONIO T.	16.9	155.77	5005.43	3/21/2004	8995	120
4130703512	TAYLOOR, ANGELA	17.9	131.94	2134.52	3/24/2004	6295	84
4130703530	LAWRENCE, THELMA ELAINE	17.9	177.66	6659.04	3/30/2004	9895	120
4130703553	KROTT, LUANA R.	17.9	197.13	1646.92	4/11/2004	9405	84
4130703583	MATTHEWS, TONY	17.9	125.45	1181.51	4/20/2004	5965	84
4130703615	ORTEGA, JUAN JESUS	17.9	188.53	2270.88	5/1/2004	8995	84
4130703632	KAMAKEEAINA, AMY ANN P.	17.9	134.88	2958.35	5/7/2004	6435	84
4130703636	KENNEDY. DAVID M.	17.9	177.66	5791.75	5/8/2004	9895	120
4130703644	RIVKIN, CHARLENE	17.9	188.53	3601.78	5/12/2004	8995	84
4130703714	DAVISON, KRISTEEN	17.9	187.59	4389.2	6/8/2004	8950	84
4130703821	ANONAS, EDMUNDO T.	16.9	155.77	5446.04	7/10/2004	8995	120
4130703879	MOULDEN, GREGORY TERILL	17.9	128.28	2679.75	7/23/2004	6120	84
4130703935	THOMAS, KIMBERLEE	17.9	131.94	2029.78	8/4/2004	6295	84
4130703979	LACEY, KENNETH	17.9	167.89	2852.33	8/19/2004	8010	84
4130704016	BARRIERA, DORIS E.	17.9	127.33	1646.4	8/30/2004	6075	84
4130704021	ROBSON, LINDA L.	17.9	126.39	1530.94	9/2/2004	6030	84
4130704024	BENNETT, YAMILA	17.9	127.14	1350.57	9/2/2004	6066	84
4130704066	JAMES, VICTOR	17.9	139.59	3385.45	9/21/2004	6660	84
4130704153	MCILLHENNY, DOROTHY	17.9	139.59	1910.19	10/19/2004	6660	84
4130704314	LANG, GENE J.	17.9	159.98	5972.87	2/10/2005	8910	120
4130704436	LOVATO, EDWARD D.	17.9	156.91	4657.72	4/9/2005	8739	120

PREMIERE DEVELOPMENT INCORPORATED
CUSTOMER NOTES RECEIVABLE
SUBJECT TO ASSIGNMENT OF RELATED DEED OF TRUST TO TEXTRON FINANCIAL CORPORATION

CONTRACT NUMBER	NAME	INTEREST RATE	PAYMENT AMOUNT	CURRENT BALANCE	CONTRACT DATE	ORIGINAL LOAN AMOUNT	ORIGINAL TERM
4130704444	PROCTOR SR., MARK A.	17.9	127.9	2563.19	4/12/2005	6102	84
4130704538	MARTINDALE, KENNETH	17.9	139.41	2794.71	6/18/2005	6651	84
4130704550	SCHAMANEK, DENISE	17.9	130.16	4428.68	6/25/2005	6210	84
4131501623	CUMMINGS, STEVE E.	16.9	218.09	7178.42	9/21/2003	12594.36	120
4131501923	BLOOM, MICHAEL	16.9	149.62	6198.54	2/25/2004	8640	120
4131502362	ANWAY, DAVID	16.9	238.92	9615.28	10/12/2004	13796.97	120
4131503659	COTTON, VELTOR L.	17.9	192.83	4796.09	12/9/2006	9200	84
4135000256	MCMURRY, ROBERT	17.9	141.38	4378.86	2/6/2005	6745	84
4135000485	LOGAN, MEIGS B.	16.9	154.22	6043.52	4/28/2005	8905.5	120
4135000709	RANDOLPH, GREG	17.9	150.81	3022.28	8/7/2005	7195	84
4135000748	DEL ROSARIO, KEVIN S.	17.9	131.94	3413.42	8/31/2005	6295	84
4135000763	JENKINS, CAROLYN E.	17.9	121.44	1190.22	9/11/2005	5793.94	84
4135000826	FUNDERBURK, BRENDA	17.9	179.1	3835.73	10/5/2005	8545	84
4135000955	NOEL, JAY	17.9	137.6	3461.23	12/3/2005	6565	84
4135000978	BUSHEY. SHAWN M.	17.9	169.67	6335.52	12/17/2005	8095	84
4135001109	STERGOWSKI, JOHN M.	17.9	131.94	1719.47	2/15/2006	6295	84
4135001321	KING, EDWARD J.	17.9	131.94	3879.7	5/5/2006	6295	84
4135001368	MONROE, BRIAN J.	17.9	131.94	4242.67	5/16/2006	6295	84
4135001433	DEATON, DONNA L.	17.9	169.78	6473.59	6/10/2006	8100	84
4135001452	CARDENAS, ALFREOO G.	17.9	131.94	5761.97	6/19/2006	6295	84
4135001487	DEWEY, LARRY	17.9	91.01	3074.36	6/26/2006	4000	72
4135001588	GUY, FELIX	17.9	131.94	3952.68	8/16/2006	6295	84
4135001627	MEIER, KENT	17.9	131.94	5152.47	8/28/2006	6295	84
4135001801	BEUMELER JR., ROBERT A.	17.9	87.12	2361.13	12/10/2006	4000	78
4135001805	FOWLER, CHERYL	17.9	94.32	2876.74	12/12/2006	4500	84
4135004165	FORSTER, ANTHONY	17.9	130.16	4327.82	12/17/2006	6210	84
4135004167	CLEMENTS, ANGEL R.	17.9	131.94	5596.74	12/17/2006	6295	84
4135004650	CARPENTER, GARY D.	17.9	226.26	7492.25	2/2/2007	10795	84
4135004730	RUTHERFORD, BRENT	17.9	207.39	7835.65	2/10/2007	9895	84
4135004743	MORABITO, SALVATORE	17.9	209.97	9248.39	2/10/2007	11685	120
4135005126	DIAMOND, CHRISTOPHER W.	17.9	197.96	6857.53	3/18/2007	9445	84
4135005297	SALDANA, JOHNNY	17.9	177.66	8267.49	3/31/2007	9895	120
4135005374	BENSON, JOHNNY A.	17.9	358.3	11778.97	4/6/2007	17095	84
4135005463	SIMMONS, LESTER	17.9	207.39	9451.93	4/14/2007	9895	84
4135005542	HIGGINS, ROBERT C.	17.9	177.66	9240.2	4/21/2007	9895	120
4135005666	UTTZ, DELFINA	17.9	188.53	7443.98	4/30/2007	8995	84
4135005700	AYALA, SANDRA G.	17.9	172.72	6785.76	5/3/2007	9620	120
4135005704	VOIGT, DANIEL S.	17.9	130.16	5720.77	5/5/2007	6210	84
4135005711	KUSINITZ, REBECCA A.	17.9	263.98	8587.7	5/5/2007	12595	84
4135005849	GREEN, RONALD A.	17.9	235.69	7803.99	5/20/2007	11245	84
4135005940	BECK-HERRERA, JENNIFER	17.9	207.39	6867.28	5/28/2007	9895	84
4135005955	SANTAMARIA, ARMIDA	17.9	130.16	5720.98	5/29/2007	6210	84
4135006046	WATERS, JOHN T.	17.9	150.91	6166.72	6/6/2007	7200	84
4135006221	FIGUEROA, ROSE P.	17.9	188.53	8067.09	6/24/2007	8995	84
4135006227	BEVERETT, ELFREIDA	17.9	130.16	4766.73	6/24/2007	6210	84
4135006316	NIEVES, DANIEL	17.9	131.94	4447.79	7/2/2007	6295	84
4135006384	GONZALEZ, JOHNNY	17.9	263.01	12472.71	7/9/2007	14649.05	120
4135006403	VASQUEZ, ARTURO	17.9	169.67	7502.47	7/12/2007	8095	84
4135006421	BLAKEY, RONDELL L.	17.9	195.86	6983.89	7/14/2007	9345	84
4135006444	LAMASTER, SHAWN	17.9	292.28	9892.73	7/15/2007	13945	84
4135006457	HOLM, RYAN J.	17.9	177.66	8564.43	7/16/2007	9895	120
4135006475	SULLIVAN, REBECCA O.	17.9	131.76	4920.98	7/18/2007	5700	70
4135006492	MOORE, MORGAN T.	17.9	207.39	7812.25	7/21/2007	9895	84
4135006651	ROSELLE, NICOLE	17.9	197.96	8595.18	8/5/2007	9445	84
4135006765	DALIEGE, DEBORAH	17.9	197.97	6870.07	8/16/2007	9445.5	84
4135006811	CARR, JUDITH	17.9	170.48	8905.04	8/20/2007	9495	120
4135006875	WADSWORTH, TIMOTHY J.	17.9	125.2	4329.7	8/26/2007	5973.26	84
4135006956	PATTERSON, GREGORY EUGENE	17.9	145.35	7321.2	9/2/2007	8095.5	120
4135007237	WEST, COLIN F.	17.9	150.8	5889.28	9/29/2007	7195	84
4135007311	ORTH, DARYL	17.9	226.26	7967.55	10/6/2007	10795	84
4135007322	HOLKAN, RICK L.	17.9	131.94	4749.16	10/6/2007	6295	84
4135007327	PORTER, R. SCOTT	17.9	258.45	14009.14	10/6/2007	14395	120
4135007534	SCHANAMAN, DANIEL F.	17.9	150.81	6924.68	10/25/2007	7195.5	84
4135007682	MAGNUSON, THOMAS L.	11.9	128.12	5761.58	11/7/2007	7280	84
4135007703	SCHULER, ROBIN M.	17.9	131.94	4688.06	11/10/2007	6295	84
4135007859	MARTINEZ, SOFIA	17.9	150.91	5393.46	11/26/2007	7200	84
4135007913	ANDERSON JR., JOHN TYRE	14.75	129.21	5931.68	12/1/2007	6745	84
4135007949	MCGINNIS, DAVID	17.9	131.94	5016.47	12/5/2007	6295	84
4135007960	DALTON, DON F.	17.9	150.81	5667.59	12/7/2007	7195.5	84
4135008047	SMITH, CATHY JOYCE	17.9	177.66	7826.48	12/17/2007	9895	120
4135008123	STOLLINGS, STEPHEN	17.9	141.37	5279.45	12/29/2007	6745	84
4135008364	AKERS, HEATHER S	17.9	150.8	6924.2	1/27/2008	7195	84
4135008369	MATHIS, JOHN B.	17.9	94.95	3517.08	1/28/2008	4530	84
4135008454	RICHARDS, LORENE	17.9	207.39	9390.92	2/10/2008	9895	84
4135008513	KNIGHT, LEE D.	17.9	152.79	5854.69	2/17/2008	7290	84
4135008548	ROGERS, HUGH	17.9	169.77	7306.7	2/20/2008	8100	84
4135008552	BARONE, AUDREY	15.9	145.94	5899.35	2/21/2008	7368.82	84
4135008817	LINN, MICHAEL J.	13.9	159.66	8298	3/18/2008	8545	84
4135008842	GUEVARRA, GREGORIO M.	17.9	197.97	8916.68	3/22/2008	9445.5	84
4135008873	MARCHANT, DONNA M.	17.9	131.94	4984.73	3/25/2008	6295	84
4135008901	ABBOTT, BARBARA V.	17.5	130.47	4966.52	3/29/2008	6295	84
4135008906	MEZA, ELAINE	17.9	177.66	9708.38	3/29/2008	9895	120
4135008970	CHERY, PAMELA L.	17.9	120.73	3988.2	4/6/2008	5760	84
4135009006	SMITH, LERRIN JAY	17.9	122.22	6650.11	4/9/2008	6786.55	119
4135009207	BOSTIC, SHAWN A.	17.9	207.39	7939.76	4/29/2008	9895	84
4135009238	CATALAN, GILBERT ALEXANDER	17.5	130.47	5026.56	5/3/2008	6295	84
4135009263	VALDEZ JR., FRANK RAMON	17.5	130.47	6054.33	5/5/2008	6295	84
4135009279	FLANNERY, JACOB L.	17.9	160.34	6001.56	5/7/2008	7650	84
4135009295	MEAD, RAYMOND R.	17.9	131.94	5703.25	5/10/2008	6295	84
4135009304	FAJARDO, HAROLD	17.9	311.25	13889.88	5/11/2008	14850	84
4135009352	GALLEGOS. ALFRED	17.5	130.47	5030.47	5/18/2008	6295	84
4135009416	DARR, DONALD	17.9	131.94	5152.47	5/25/2008	6295	84
4135009420	RENDON JR., MIGUEL A.	17.9	86.45	3686.67	5/26/2008	3800	72
4135009439	HARTLAND, LESLIE	17.5	130.47	6177.28	5/27/2008	6295	84
4135009527	HAMILTON, DENISE L.	17.9	252.47	12514.16	6/8/2008	14061.7	120
4135009530	MUSE, FRANTZ	17.9	226.26	8835.79	6/8/2008	10795	84
4135009572	CONNOR, M.E.	17.9	214.62	10115.32	6/13/2008	10240	84
4135009587	RIVERA, JUAN S.	17.9	131.94	5138.99	6/15/2008	6295	84
4135009596	ARMENTA, ROBERT C.	17.9	170.01	8605.41	6/16/2008	9469.28	120
4135009616	COFFMAN, DONALD	17.9	207.4	9426.77	6/18/2008	9895.5	84
4135009634	KNEVITT. KELLY R.	17.9	226.26	9110.94	6/21/2008	10795	84
4135009649	POLSTON, TINA R.	6	152.9	11257.18	6/22/2008	13772.05	120
4135009692	NAPENAS, REBECCA	12.9	440.31	4544.73	6/28/2008	13086.5	36
4135009723	SWANEY, JOHN	17.9	115.62	4615.26	6/30/2008	5516.46	84
4135009755	YANKAJTIS JR., EDMUND R.	17.9	274.85	15261.69	7/5/2008	15308.2	120

PREMIERE DEVELOPMENT INCORPORATED
CUSTOMER NOTES RECEIVABLE
SUBJECT TO ASSIGNMENT OF RELATED DEED OF TRUST TO TEXTRON FINANCIAL CORPORATION

CONTRACT NUMBER	NAME	INTEREST RATE	PAYMENT AMOUNT	CURRENT BALANCE	CONTRACT DATE	ORIGINAL LOAN AMOUNT	ORIGINAL TERM
4135009822	SMITH, KEITH	17.9	207.39	9291.5	7/13/2008	9895	84
4135009899	TAYLOR, ODIS	11.8	259.23	15847.25	7/20/2008	18141.75	120
4135010027	KOWALCZYK, JUDITH E.	17.9	213.16	8437	8/3/2008	10170	84
4135010031	CROWE, KIM E.	16.9	153.75	3476.58	8/3/2008	6200	60
4135010052	CERDA, VICTOR M.	17.9	149.02	5880.92	8/5/2008	7110	84
4135010128	BROWN, VALERIE E.	17.9	113.18	4512.35	8/13/2008	5400	84
4135010170	LEE, JOHN R.	17.9	131.94	5244.5	8/18/2008	6295	84
4135010195	BAJAMUNDI-BEECH, KATHY	17.9	149.02	6000.83	8/23/2008	7110	84
4135010269	SWIONTEK, JESSICA M.	17.9	131.94	6218.35	8/31/2008	6295	84
4135010279	VANBIBBER, WILLIAM G.	17.9	216.82	8748.59	9/1/2008	10345	84
4135010298	AUDET, RICHARD	17.9	158.45	6332.84	9/5/2008	7560	84
4135010355	MORALES, ANGELICA	17.9	149.02	6000.83	9/12/2008	7110	84
4135010372	DIETER, ANTHONY J.	17.9	178.15	7174.09	9/14/2008	8500	84
4135010669	SPRINGGAY, JOSEPH LEWIS	17.9	292.38	11975.4	10/19/2008	13950	84
4135010710	BEMIS, DAN	17.9	149.02	6565.26	10/24/2008	7110	84
4135010760	FISCHETTE, MARIA	17.9	139.59	5675.36	11/2/2008	6660	84
4135010810	HOLMBERG, WILLIAM W.	17.9	197.96	8083.48	11/8/2008	9445	84
4135010842	BAILEY, TOM A.	17.9	84.18	3216.62	11/11/2008	3700	72
4135010855	CONTRAS, KRISTIN L.	17.9	150.91	6185.99	11/13/2008	7200	84
4135010897	LEMOINE, GAYLORD	17.9	282.78	12604.93	11/18/2008	15750	120
4135011028	ARMSTRONG, DAN	17.9	111.29	4568.61	12/5/2008	5310	84
4135011065	STOVALL, RUSSELL	17.9	197.97	7720.88	12/9/2008	9445.5	84
4135011148	PILALAS, PHILIP L.	17.9	207.39	8592.68	12/23/2008	9895	84
4130210231	ESPEJO MENDEZ, BLANCA JULIA	17.9	257.05	910.5	7/7/2005	7120	36
4130210236	RIVERA, MARINA	17.9	150.01	292.72	7/22/2005	5920	60
4130600489	LOPEZ GONZALEZ, JULIAN	17.9	132.05	750.79	2/7/2004	6300	84
4130600593	BARRAGAN MORALES, ALBERTO	16.9	234.76	2882.41	5/1/2004	11520	84
4130034728	GUNTER, JEROME P	15.9	114.08	4169.17	5/9/1999	5760	84
4130036173	BULLINGTON, DIXIE	16.9	256.67	2305.34	11/4/1999	12595	84
4130037985	SCHEMPP, STEPHEN R	16.9	202.52	2718.94	6/24/2000	11695	120
4130038388	OVALLES, MARILYN	17.9	226.14	215.13	8/9/2000	12595	120
4130038609	WILHELM, DANIEL J	17.9	226.14	602.14	9/6/2000	12595	120
4130038815	GLUTH, CHRISTOPHER J	17.9	226.14	438.64	10/2/2000	12595	120
4130039103	COYNE, WILLIAM D	17.9	371.57	800.44	11/7/2000	20695	120
4130039141	BOUQUET, MIGUEL	17.9	161.59	64.57	11/12/2000	9000	120
4130039275	PAYNE-BETTS, BEVERLY	17.9	209.98	4501.81	11/28/2000	11695	120
4130039322	JONES, TREVOR W	17.9	161.5	620.37	12/3/2000	8995	120
4130039719	DIAZ, VANGIE	17.9	218.15	1453.2	1/21/2001	12150	120
4130039904	DORMAN, KURT R	17.9	161.5	1364.17	2/11/2001	8995	120
4130040022	OHARA, LINDA K	17.9	218.06	1436.05	2/23/2001	12145	120
4130040307	HAWK, LAURA E.	17.9	209.98	4642.38	3/20/2001	11695	120
4130040845	KRUEGER, DONALD F.	17.9	188.43	3510.67	5/8/2001	10495	120
4130040867	BURKOW, RICHARD A.	17.9	209.98	4795.61	5/9/2001	11695	120
4130041054	DELANTY, TIMOTHY P.	17.9	161.5	1757.69	5/27/2001	8995	120
4130041097	JOHNSON, KAREN L.	17.9	371.57	3054.56	5/30/2001	20695	120
4130041123	ZIEGLER, WALTER	17.9	226.14	2083.14	6/2/2001	12595	120
4130041150	MORGAN, RONALD L	17.9	161.5	1488.03	6/3/2001	8995	120
4130041247	DERITO SR., MARTY	17.9	161.5	2270.34	6/12/2001	8995	120
4130041258	MAHAFFEY, THOMAS O.	17.9	371.57	5313.54	6/14/2001	20695	120
4130041312	FILLO, STEPHEN D.	17.9	323.09	4641.37	6/19/2001	17995	120
4130041387	DAILEY, KEVIN E.	17.9	209.98	2112.81	6/25/2001	11695	120
4130041460	BLISS D.C., ROBERT F.	17.9	209.98	1400.78	7/2/2001	11695	120
4130041743	CRESSOTTI, CARLO A.	17.9	306.93	3347.34	7/30/2001	17095	120
4130041999	FAUX, DAVID D.	17.9	161.5	1893.79	8/23/2001	8995	120
4130042099	LEE, DAVID M.	17.9	209.98	6547.74	9/1/2001	11695	120
4130042294	ASTORGA, FRANK	17.9	122.51	262.92	9/22/2001	5845	84
4130042329	HICKLAND, LARRY B.	17.9	161.5	2088.28	9/25/2001	8995	120
4130042442	VERNON, WILLIAM D.	17.9	274.61	5653.72	10/7/2001	15295	120
4130042665	ALLERS, EDITH L.	17.9	306.93	4576.79	10/31/2001	17095	120
4130042886	STEWART, JERRY E.	17.9	124.5	99.32	11/25/2001	5940	84
4130042891	BLICKE, WILLIAM J.	17.9	209.98	2756.47	11/25/2001	11695	120
4130042945	DEGON, VINCENT I.	17.9	226.14	5477.52	12/1/2001	12595	120
4130043091	SOTOMAYOR, ALIDA ORTIZ	17.9	323.09	4635.21	12/17/2001	17995	120
4130043137	SCHAEFER, ERIK W.	17.9	161.5	4377.36	12/23/2001	8995	120
4130043159	TURNAGE, NOLEN F.	17.9	226.14	3370.68	12/28/2001	12595	120
4130043180	CRAWFORD, ANN MARIE	17.9	161.5	2771.05	12/30/2001	8995	120
4130043351	COOK, KEITH F.	17.9	209.98	3497.89	1/22/2002	11695	120
4130043555	LEHRER, DOUGLAS P.	17.9	226.14	3225.72	2/21/2002	12595	120
4130043876	BOWLES, SHARON K.	17.9	209.98	5935.73	4/1/2002	11695	120
4130044151	GATES, SHIRLEY MAREE	17.9	209.98	4417.68	5/5/2002	11695	120
4130044451	SCHOFIELD, BARRY L.	17.9	209.98	4060.19	6/16/2002	11695	120
4130044600	FOUSEK, DONALD J.	17.9	216.53	4187.91	7/8/2002	12060	120
4130044683	MCCOY, ROGER PAUL	17.9	226.14	4629.53	7/18/2002	12595	120
4130044771	PENAFLOR, CYNTHIA A.	17.9	226.14	4465.73	8/3/2002	12595	120
4130044888	SONG, DAVID	17.9	209.98	7154.42	8/20/2002	11695	120
4130045198	SANTOS, SUSAN GINLEY	17.9	323.09	6918.9	10/4/2002	17995	120
4130045343	SPENCER, ROBERT E.	17.9	169.67	1861.4	10/21/2002	8095	84
4130045377	COSLIN, DARIN J.	17.9	209.98	1447.55	10/27/2002	11695	120
4130045434	SUAREZ, STEVEN A.	17.9	161.5	6134.6	11/3/2002	8996	120
4130045518	TEBBE, DONALD V.	17.9	226.14	5142.68	11/16/2002	12595	120
4130045550	MOORE, ROBERT L.	17.9	122.62	1101.86	11/22/2002	5850	84
4130045779	MOWERY, RODGER L.	17.9	169.67	1436.54	12/22/2002	8095	84
4130045786	GRABSTAS, SUE L.	17.9	124.5	2227.18	12/23/2002	5940	84
4130046289	BROWN, JOSEPH E.	17.9	124.5	55.35	3/2/2003	5940	84
4130046547	FRITSINGER, ALYSON	17.9	162.23	189.27	4/5/2003	7740	84
4Ì30046617	AGUIRRE, MARTIN	17.9	122.62	1140.64	4/13/2003	5850	84
4130047090	RUTHERFORD, LYNDEL	17.9	122.62	1311.56	6/11/2003	5850	84
4130047194	SERVADIO, WILLIAM L.	17.9	242.3	8216.63	6/23/2003	13495	120
4130047221	ROGGASCH, JEFF	17.9	161.5	4542.8	6/27/2003	8995	120
4130047237	BARNES, RICHARD	17.9	209.98	5691.07	6/29/2003	11696	120
4130047435	CASALI, NORMA A.	17.9	162.23	470.94	7/24/2003	7740	84
4130047534	HOLLAND, TONY	17.9	161.5	5802.45	8/9/2003	8995	120
4130047537	ERLER, CASSANDRA C.	17.9	162.23	158.2	8/9/2003	7740	84
4130047539	VICKERY, SCOTT A.	17.9	131.94	2266.42	8/9/2003	6295	84
4130047710	MOORE II, RICHARD C.	17.9	226.14	8234.59	8/31/2003	12595	120
4130047750	RHODES, JASON C.	17.9	161.5	4886.25	9/6/2003	8995	120
4130048002	KOVELMAN PHD., JOYCE A.	17.9	387.73	11128.23	10/12/2003	21595	120
4130048381	STONE JR., RICHARD	17.9	122.62	470.63	11/25/2003	5850	84
4130048559	RUSSELL, ASSIAH	17.9	131.94	219.66	12/28/2003	6295	84
4130048602	MURPHY, RICHARD DENNIS	17.9	169.67	764.72	1/3/2004	8095	84
4130048609	HOWARD, GUY L.	17.9	122.62	1022.81	1/4/2004	5850	84
4130048652	GUEVARRA, ELVIA E.	17.9	188.53	2056.6	1/17/2004	8995	84
4130048728	RODRIGUEZ, RAOUL J.	17.9	122.51	778.78	1/31/2004	5845	84
4130048808	ASINAS, ROBERTO C.	17.9	177.66	5513.84	2/12/2004	9895	120
4130048824	ARNOUX, JOHN D.	17.9	131.94	987.15	2/15/2004	6295	84

PREMIERE DEVELOPMENT INCORPORATED
CUSTOMER NOTES RECEIVABLE
SUBJECT TO ASSIGNMENT OF RELATED DEED OF TRUST TO TEXTRON FINANCIAL CORPORATION

CONTRACT NUMBER	NAME	INTEREST RATE	PAYMENT AMOUNT	CURRENT BALANCE	CONTRACT DATE	ORIGINAL LOAN AMOUNT	ORIGINAL TERM
4130048838	WHITTLE JR., RONALD A.	17.9	131.94	869.93	2/16/2004	6295	84
4130048847	WHITE, REGGIE V.	17.9	131.94	692.74	2/16/2004	6295	84
4130048898	BRUCE, ROBERT M.	17.9	169.67	1518.54	2/24/2004	8095	84
4130048905	COOK SR., ROBERT E.	17.9	226.14	7137.87	2/24/2004	12595	120
4130048948	SCIASCIA, ELAINE M	17.9	131.94	1951.25	2/29/2004	6295	84
4130049123	ALLEN, GREGORY K.	17.9	131.94	987.15	3/24/2004	6295	84
4130049134	MCQUIVEY, JEFRE L.	17.9	122.51	2193.97	3/25/2004	5845	84
4130049234	STANISCIA, PETER	17.9	150.81	3414.11	4/5/2004	7195	84
4130049470	ROHWEDER, ROXANE M.	17.9	131.94	1213.25	4/29/2004	6295	84
4130049573	DOUTY, SUSAN J.	17.9	131.94	3563.21	5/11/2004	6295	84
4130049648	HESER, CHRISTINA L.	17.9	131.94	1439.06	5/20/2004	6295	84
4130049695	SCOVIC, PRISCILLA R.	17.9	320.58	3030.46	5/25/2004	15295	84
4130049725	TRUJILLO, MARK A.	17.9	169.67	3747.24	5/29/2004	8095	84
4130049735	PAUL, GARY B.	17.9	282.85	2608.31	5/29/2004	13495	84
4130049750	TORRENS, KENNETH	17.9	122.62	1129.45	5/30/2004	5850	84
4130049854	MILLER, JEFFREY S.	17.9	131.94	1825.88	6/12/2004	6295	84
4130049886	JACKSON, DIANE P.	17.9	263.99	2658.15	6/15/2004	12595	84
4130049995	VIA, PRISClLLA	17.9	131.94	1467.47	6/28/2004	6295	84
4130050002	THOMAS, DELLA SUE	17.9	167.68	2287.35	6/29/2004	8000	84
4130050008	HOLTSBERG, BEVERLY A.	17.9	186.53	2282.71	6/30/2004	8995	84
4130050024	BENNETT, MICHAEL D.	17.9	320.58	3228.45	7/3/2004	15295	84
4130050096	MURPHY, SHERIDAN D.	17.9	131.94	1328.58	7/11/2004	6295	84
4130050145	MUHR, LITA R.	17.9	131.94	1439.06	7/18/2004	6295	84
4130050170	BAILEY, RAY D.	17.9	131.94	3198.71	7/21/2004	6295	84
4130050185	FINGERLE, DAVID P.	17.9	122.51	1335.93	7/24/2004	5845	84
4130050204	CANFIELD, PATRICK J.	17.9	122.51	1168.6	7/26/2004	5845	84
4130050273	MACCONNELL, DOUGLAS	17.9	274.61	9549.86	8/2/2004	15295	120
4130050361	MONTANO, ROBERT A.	17.9	320.58	4391.24	8/11/2004	15295	84
4130050402	SPANOS, CHRISTOPHER G.	17.9	131.94	1616.52	8/15/2004	6295	84
4130050437	PAYNE, MARILYN Y.	17.9	167.68	1828.48	8/19/2004	8000	84
4130050469	CANERY, SANDRA J.	17.9	131.94	1547.92	8/23/2004	6295	84
4130050472	BOBERG, ALICE L.	17.9	320.58	8690.55	8/23/2004	15295	84
4130050494	SHULMAN, STUART W.	17.9	274.61	9174.99	8/25/2004	15295	120
4130050513	DE FOER, GERALD D.	17.9	161.5	7097.92	8/28/2004	8995	120
4130050539	DAVIS, SCOTT	17.9	263.99	4583	8/30/2004	12595	84
4130050589	SIMMONS, WESLEY E.	17.9	131.94	1547.92	9/6/2004	6295	84
4130050639	HONEYBONE, STEPHEN	17.9	131.94	1760.86	9/11/2004	6295	84
4130050656	GOODRICH, SUSAN D.	17.9	169.67	1990.28	9/13/2004	8095	84
4130050690	CLARK, SANDRA R.	17.9	131.94	3255.25	9/16/2004	6295	84
4130050743	BLOOM, DAVID W.	17.9	153.42	5378.75	9/21/2004	8545	120
4130050808	CLINE, J. BRYON	17.9	124.4	1313.21	9/28/2004	5935	84
4130050845	VINSON, GEORGE A.	17.9	169.67	4797.01	10/2/2004	8095	84
4130050879	WENDLING, MARK	17.9	131.94	1957.25	10/5/2004	6295	84
4130050919	TERHUNE, ROBERT C.	17.9	122.62	2172.49	10/10/2004	5850	84
4130050961	MASON, SHERRIE K.	17.9	150.81	2011.88	10/14/2004	7195	84
4130050963	HOFFMAN, C.J.	17.9	169.67	3112.4	10/14/2004	8095	84
4130050982	COLE, CAROL J.	17.9	169.67	2500.53	10/16/2004	8095	84
4130051069	BROBST, DAVID A.	17.9	122.62	1921.57	10/27/2004	6850	84
4130051156	HACKETT, DENNIS J.	17.9	169.67	2264.11	11/8/2004	8095	84
4130051179	HARRIS, THERESA C.	17.9	131.94	1864.99	11/11/2004	6295	84
4130051225	MILLER, TERRELL	17.9	188.53	2898.99	11/19/2004	8995	84
4130051242	FLORES, BELINDA T.	17.9	169.67	2396.26	11/22/2004	8095	84
4130051244	NOREN, BRADLEY E.	17.9	320.58	5026.57	11/22/2004	15295	84
4130051264	PEZNOWSKI, LEN M.	17.9	188.53	2665.17	11/24/2004	8995	84
4130051311	NOEL, SHERRI	17.9	161.5	5812.65	11/30/2004	8995	120
4130051342	LEWIS, CASEY	17.9	234.22	8429.56	12/5/2004	13045	120
4130051348	BEST, CRAIG B.	17.9	153.42	6218.11	12/5/2004	8545	120
4130051350	MERTES, PATRICK T.	17.9	131.94	1864.99	12/6/2004	6295	84
4130051429	ROSE, PHILLIP E.	17.9	274.61	10009.76	12/19/2004	15295	120
4130051435	JULIEN, ANDRE H.	17.9	122.62	1934.73	12/20/2004	5850	84
4130051445	POLUSZEJKO, FLORENCE D.	17.9	126.28	3602.24	12/21/2004	6025	84
4130051459	INNS, FRED	17.9	131.94	2057.32	12/22/2004	6295	84
4130051472	SOLOMON-CALDERON, MONETTE	17.9	245.12	3656.01	12/27/2004	11895	84
4130051490	MCNATTY, DONALD R.	17.9	274.61	9973.75	12/28/2004	15295	120
4130051501	MCGEHEE, SUSAN C.	17.9	129.85	1935.63	12/30/2004	6195	84
4130051528	SALVAGGIO JR., ANTHONY T.	17.9	131.94	1950.94	1/4/2005	6295	84
4130051579	WOODRUFF, PAUL N.	17.9	131.94	2818.89	1/17/2005	6295	84
4130051668	WILLIAMS SR., DONALD	17.9	169.67	2659.95	2/1/2005	8095	84
4130051671	SMYSER, M.S.	17.9	169.67	2750.23	2/3/2005	8095	84
4130051728	VERDUGO, GEORGE	17.9	161.5	6216.38	2/12/2005	8995	120
4130051730	GILLIS, MELINDA	17.9	414.89	7109.34	2/12/2005	19795	84
4130051733	STARLIPER, LYNETTE	17.9	131.94	3149.65	2/13/2005	6295	84
4130051796	HARTLEY, MICHELLE L.	17.9	122.62	2541.75	2/20/2005	5850	84
4130051815	QUINONEZ, ADRIAN M.	17.9	320.58	5334.49	2/21/2005	15295	84
4130051845	BIANCHI, RICK	17.9	100.5	1872.52	2/26/2005	4795	84
4130051875	LEVIT, GARY L.	17.9	320.58	5230.52	2/28/2005	15295	84
4130051902	HARRIS, DAVID E.	17.9	245.12	4215.9	3/4/2005	11695	84
4130051988	WILKERSON, DAISY R.	17.9	122.62	2249.53	3/14/2005	5850	84
4130052006	CONNELL, THOMAS L.	17.9	146.72	2670.69	3/17/2005	7000	84
4130052018	KOPPEL, LAWRENCE S.	17.9	150.91	2852.31	3/19/2005	7200	84
4130052065	CROSBY, JEAN A.	17.9	131.94	2251.55	3/25/2005	6295	84
4130052101	DRYE II, AARON M.	17.9	122.62	3323.32	3/29/2005	5850	84
4130052105	PFISTER, LYLE A.	17.9	169.67	2974.6	3/29/2005	8095	84
4130052257	WORONOWICZ, NELA	17.9	320.58	5691	4/17/2005	15295	84
4130052389	SPRINKLE, DUNCAN	17.9	131.94	2458.39	5/6/2005	6295	84
4130052497	MILLER, AMY S.	17.9	131.94	2458.39	5/21/2005	6295	84
4130052518	MONCUR, WILLIAM R.	17.9	131.94	637.07	5/23/2005	6295	84
4130052525	RAUCH, MARTIN	17.9	172.75	3322.29	5/24/2005	8242	84
4130052571	ROGERS, DONNA R. B.	17.9	131.94	2458.39	5/30/2005	6295	84
4130052595	CLAYTOR JR., ISIAH	17.9	169.67	3809.59	6/4/2005	8095	84
4130052631	MARTIN, BRIAN	17.9	131.94	2706.29	6/10/2005	6295	84
4130052678	KRESS, ANITA	17.9	167.68	3624.62	6/16/2005	8000	84
4130052895	MILLER, LON C.	17.9	131.94	3419.4	6/19/2005	6295	84
4130052696	CLARK JR., HOWARD J.	17.9	131.94	3418.36	6/19/2005	6295	84
4130052710	CHARBONNEAU, SERGE	17.9	131.94	3791.47	6/20/2005	6295	84
4130052744	MONETTE, JOHN R.	17.9	131.94	4077.31	6/25/2005	6295	84
4130052796	LINSCOTT, WESLEY V.	17.9	207.4	6098.23	7/3/2005	9895	84
4130052797	LINSCOTT, WESLEY V.	17.9	207.4	6098.23	7/3/2005	9895	84
4130052806	NALLY, KAREN E.	17.9	131.94	2692.87	7/3/2005	6295	84
4130052953	MORK, DANIEL	17.9	161.5	6526	7/24/2005	8995	120
4130053006	MENENDEZ, MICHAEL JOSEPH	17.9	150.81	3330.25	7/30/2005	7195	84
4130053026	BRUNER, ELISA	17.9	242.3	11617.78	8/1/2005	13495	120
4130053030	WAMSLEY, JERRY	17.9	320.58	9950.89	8/2/2005	15295	84
4130053111	CAMBERN, MICHAEL W.	17.9	150.81	4938.88	8/15/2005	7195	84
4130053113	LOPER, JOE A.	17.9	145.15	4267.6	8/15/2005	6925	84

PREMIERE DEVELOPMENT INCORPORATED
CUSTOMER NOTES RECEIVABLE
SUBJECT TO ASSIGNMENT OF RELATED DEED OF TRUST TO TEXTRON FINANCIAL CORPORATION

CONTRACT NUMBER	NAME	INTEREST RATE	PAYMENT AMOUNT	CURRENT BALANCE	CONTRACT DATE	ORIGINAL LOAN AMOUNT	ORIGINAL TERM
4130053116	ARMSTRONG, TED B.	17.9	188.53	3899.16	8/16/2005	8995	84
4130053198	PACK, SCOTT	17.9	161.5	4367.58	8/28/2005	8995	120
4130053264	RAMOS, CHRISTINA	17.9	132.05	2592.16	9/5/2005	6300	84
4130053284	LOWERY III, HENRY A.	17.9	150.81	3429.9	9/10/2005	7195	84
4130053322	WALKER SR., DEXTER G.	17.9	131.94	2986.88	9/13/2005	6295	84
4130053339	URRUTIC, CHRISTOPHER	17.9	171.98	4396.55	9/17/2005	8205	84
4130053382	LINTALA, GEORGE H.	17.9	131.94	3952.68	9/23/2005	6295	84
4130053473	SHOLSETH, JANICE E.	17.9	242.3	9755.65	10/6/2005	13495	120
4130053490	LEE, CHERILYN	17.9	131.94	2825.68	10/8/2005	6295	84
4130053499	HOUCK, WILLIAM P.	17.9	150.81	3447.68	10/9/2005	7195	84
4130053532	URBAN, ANNE E.	17.9	131.94	2914.16	10/13/2005	6295	84
4130053575	WILSON, SAMMY SUE	17.9	207.4	6643.76	10/18/2005	9895	84
4130053594	BARTMAN, BRUCE P.	17.9	131.94	4368.6	10/22/2005	6295	84
4130053668	VRATIL, DOUGLAS	17.9	131.94	2914.16	10/31/2005	6295	84
4130053709	SAGE, ARTHUR R.	17.9	131.94	1306.14	11/7/2005	6295	84
4130053849	LEZAMA, LISA V.	17.9	131.94	1647.44	12/1/2005	6295	84
4130053906	KOCHIS, MICHAEL D.	17.9	161.5	6628.96	12/10/2005	8995	120
4130053916	TARIN, LAURA M.	17.9	131.94	4970.31	12/11/2005	6295	84
4130053978	MCAULEY, KEITH	17.9	207.4	4934.16	12/20/2005	9895	84
4130054096	PATAWE, RANULFO C.	17.9	169.67	5617.69	1/8/2006	8095	84
4130054097	MEZA, ROBERTO G.	17.9	131.94	3498.12	1/8/2006	6295	84
4130054309	HODGES, JAMES F.	17.9	131.94	2457.54	2/15/2006	6295	84
4130054381	THOMAS, CLAIRE	17.9	169.67	4185.89	2/24/2006	8095	84
4130054420	ROGERS, KENNETH G.	17.9	131.94	3275.78	2/27/2006	6295	84
4130054669	LEHMAN, SUZANNE L.	17.9	226.14	9802.35	3/28/2006	12595	120
4130054756	PASION, YOLANDO T.	17.9	188.53	4822.76	4/5/2006	8995	84
4130054770	BRANTON, ROBERT	17.9	132.05	3579.17	4/7/2006	6300	84
4130054811	BROWN, GISELLE M.	17.9	263.99	6677.38	4/10/2006	12595	84
4130054861	PENNER, GERALD W.	17.9	131.94	3608.73	4/15/2006	6295	84
4130054897	JIMENEZ, ENRIQUE	17.9	131.94	3418.36	4/18/2006	6295	84
4130054963	MEHAN, CHRISTOPHER	17.9	282.85	10686.21	4/23/2006	13495	84
4130054980	DELASKI, ROBERT	17.9	188.64	1481.69	4/25/2006	9000	84
4130055058	HERNANDEZ, ANDRES	17.9	131.94	1096.11	5/5/2006	6295	84
4130055080	VARBLE, DANA	17.9	131.94	3418.36	5/7/2006	6295	84
4130055169	HANNA JR., HARRY L.	17.9	273.42	8039.89	5/17/2006	13045	84
4130055170	BUDHU, FRANK	17.9	226.14	11100.59	5/17/2006	12595	120
4130055178	JORDAN, DEANNA L.	17.9	207.4	5376.65	5/18/2006	9895	84
4130055201	JOHNSON, DAVID L.	17.9	131.94	3593.64	5/20/2006	6295	84
4130055312	GREEN, GEOFFREY	17.9	131.94	4868.69	6/2/2006	6295	84
4130055345	FUNDARO, GARY	17.9	131.94	3879.7	6/6/2006	6295	84
4130055347	CORTEZ, MARY	17.9	131.94	3730.45	6/8/2006	6295	84
4130055483	JOHNSTON, ALBERT A.	17.9	131.94	3961.29	6/30/2006	6295	84
4130055489	BATISSA, RAYMOND C.	17.9	339.44	12236.27	7/1/2006	16195	84
4130055506	HEYMANN, EDWIN	17.9	131.94	4322.77	7/3/2006	6295	84
4130055509	BREWSTER, JULIETTE	17.9	131.94	3805.63	7/4/2006	6295	84
4130055528	GARDNER, ROBERT A.	17.9	131.94	3653.78	7/8/2006	6295	84
4130055594	NELSON, COLENE B.	17.9	188.53	331.46	7/16/2006	8995	84
4130055601	ZEDAKER, DANIEL L.	17.9	169.67	4502.3	7/17/2006	8095	84
4130055643	DONOVAN, LISA	17.9	131.94	3655.98	7/24/2006	6295	84
4130055738	YORK, MICHAEL	17.9	161.5	7097.92	8/7/2006	8995	120
4130055784	REVELS, CHRIS	17.9	188.53	7179.23	8/14/2006	8995	84
4130055789	OATES, DEVAN M.	17.9	188.53	5343.96	8/14/2006	8995	84
4130055819	MORRISON, CHARLES	17.9	131.94	3730.45	8/19/2006	6295	84
4130055831	PEREZ, IRMA C.	17.9	263.99	7754.12	8/21/2006	12595	84
4130055841	BAK, MARK J.	17.9	131.94	3967.75	8/24/2006	6295	84
4130055856	KLOVE, CHERI L.	17.9	169.67	6347.46	8/28/2006	8095	84
4130055887	SAIZ, MICHAEL R.	17.9	358.3	10205.44	9/3/2006	17095	84
4130055894	ATKINS, JUDY A.	17.9	263.99	9741.23	9/4/2006	12595	84
4130055916	BOMMARITO JR., JAMES J.	17.9	150.81	2839.47	9/8/2006	7195	84
4130055924	SCHULZ, FRIEDRICH R.	17.9	207.4	5863.61	9/9/2006	9895	84
4130055987	HAJJAR, GAIL	17.9	207.4	5981.79	9/20/2006	9895	84
4130055991	MORENO, SYLVIA	17.9	150.61	4395.54	9/21/2006	7195	84
4130056052	JOHNSON, DANNY R.	17.9	263.99	8503.64	9/30/2006	12595	84
4130056088	SMITH, MARILYN SUE	17.9	188.53	7284.1	10/4/2006	8995	84
4130056108	WILLIAMS, SUSAN	17.9	150.81	6246.61	10/8/2006	7195	84
4130056150	WILE, SHARON	17.9	188.53	6532.02	10/12/2006	8995	84
4130056255	MCNAMARA, MARK T.	17.9	131.94	5362.05	10/28/2006	6295	84
4130056305	FAFARD, THOMAS	17.9	188.64	5523.28	11/4/2006	9000	84
4130056312	GONZALEZ, AMELIA M.	17.9	188.53	4361.72	11/5/2006	8995	84
4130056395	ZAKUTNEY, MARY ANN	17.9	131.94	4017.3	11/18/2006	6295	84
4130056414	CROSS, NANCY H.	17.9	104.7	3135.83	11/21/2006	4995	84
4130103294	GILLS, BETTY J.	16.9	275.88	4718.49	8/6/2002	15930	120
4130103319	BURD, VALEN M.	16.9	280.98	5155.66	9/28/2002	15071	120
4130103357	SOTO, JULIAN P.	16.9	279.35	5834.8	11/11/2002	16132	120
4130103414	RIVERA. RALPH	17.9	131.94	1557.12	3/2/2003	6295	84
4130103536	MILLER, DEBORAH D.	17.9	118.79	58.66	9/2/2003	5571.97	84
4130103570	FLORA, RANDALL B.	17.9	158.35	330.18	11/3/2003	7555	84
4130103652	MCGINNIS, STEPHEN R.	17.9	282.85	3204.02	5/1/2004	13495	84
4130103702	BLODGETT, BRIAN D.	17.9	292.28	2877.46	8/14/2004	13945	84
4130103814	BAUCOM, LYLE R.	17.9	169.67	2914.24	4/12/2005	8095	84
4130103878	RICHMOND, JAMES M.	17.9	169.67	1828.93	8/1/2005	8095	84
4130103883	VERVAET SR., RICHARD G.	17.9	169.67	3400.78	8/7/2005	8095	84
4130103884	DEMEULE SR., NORMAN R.	17.9	131.94	2644.75	8/8/2005	6295	84
4130103923	WEBSTER, J. ERIC	17.9	131.94	4368.6	11/12/2005	6295	84
4130103942	LACOUEMENT, JASON L.	17.9	94.27	2117.45	1/2/2006	4497.5	84
4130103949	VALENZUELA, ALBERT R.	17.9	311.25	10305.88	1/28/2006	14850	84
4130103950	VALLERIE, PAUL J.	17.9	245.12	5893.15	1/28/2006	11695	84
4130103952	SHAMHART, FORREST W.	17.9	169.67	4078.65	2/5/2006	8095	84
4130103957	FRAIJO JR., STEVE R.	17.9	131.94	3422.47	2/12/2006	6295	84
4130103969	WEST, JESSE C.	17.9	169.67	5067.44	3/4/2006	8095	84
4130104055	DRAGE, MICKY G.	17.9	194.26	5384.97	8/12/2006	9268	84
4130104062	MOLINA, JOSE T.	17.9	287.04	10504.64	8/26/2006	13695	84
4130104066	ERICKSON, BONNIE L.	17.9	131.94	4516.08	9/10/2006	6295	84
4130104077	LEE, BRADLEY R.	17.9	130.16	3781.49	10/9/2006	6210	84
4130210135	HENDRICK, CARL L.	16.9	284.71	262.96	9/23/2003	13971.4	84
4130303610	ATHA, MARTIN	16.9	137.45	732.88	1/26/2002	6745	84
4130303635	L’ARMEE, CLARE	16.9	337.55	8640.33	2/9/2002	19492.7	120
4130303883	GOMEZ, FRANCISCO V.	16.9	153.66	2653.25	5/19/2002	8873.57	120
4130303991	COY, MICHAEL R.	12.9	206.31	6862.37	6/24/2002	13872.21	120
4130303998	SKAY, TOMMY J.	15.9	195.49	4006.05	6/25/2002	11713.57	120
4130304083	KRUPNICK, MICHAEL I.	10.9	519.94	23164.9	7/22/2002	37900.07	120
4130304237	DUTTON JR., DAN A.	14.9	289.17	6256.53	9/24/2002	17991.26	120
4130304286	MONGAN, MARIE F.	16.9	306.16	9415.87	10/26/2002	17680.27	120
4130304316	THOMPSON, JONATHAN	15.9	227.83	3976.18	11/3/2002	13651.17	120
4130304319	MONTGOMERY, GARY M.	16.9	493.36	87.63	11/4/2002	24210	84

PREMIERE DEVELOPMENT INCORPORATED
CUSTOMER NOTES RECEIVABLE
SUBJECT TO ASSIGNMENT OF RELATED DEED OF TRUST TO TEXTRON FINANCIAL CORPORATION

CONTRACT NUMBER	NAME	INTEREST RATE	PAYMENT AMOUNT	CURRENT BALANCE	CONTRACT DATE	ORIGINAL LOAN AMOUNT	ORIGINAL TERM
4130304417	JARAMILLO, GILBERTO P.	16.9	185.87	4706.85	1/12/2003	10733.44	120
4130304620	GONZALES, PATRICIA A.	16.9	300.32	10742.33	4/13/2003	17342.74	120
4130304648	STROCK, RICHARD G.	16.9	210.31	6613.3	4/30/2003	12145	120
4130304749	WILLIAMS II, JOHN C.	17.9	228.71	997.83	7/23/2003	10912.08	84
4130304758	BARELA, SYLVIA	16.9	155.77	3553.67	7/29/2003	8995	120
4130304849	GARNSEY, LESLIE A.	12.9	384.21	11677.42	10/17/2003	25833.7	120
4130304879	LOPEZ, CAROL L.	16.9	165.07	833.32	11/29/2003	8100	84
4130304892	HOYT, CHARLEE VAN CLEVE	15.9	239.16	6968.15	12/14/2003	14330.15	120
4130304971	KILBURN, PAT E.	16.9	202.87	5959.35	2/4/2004	11715.26	120
4130304988	HERRERA, LUIZ R.	16.9	206.42	6707.74	2/11/2004	11920	120
4130304995	YBARRA, FRANCISCO E.	16.9	130.7	1096.95	2/14/2004	6413.76	84
4130305014	ROYSTON, PAUL	9.9	209.36	7242.91	2/26/2004	15908.4	120
4130305061	REILLY, LINDON	16.9	151.18	6434.63	3/28/2004	8730	120
4130305116	PERALTA, RALPH A.	16.9	153.82	940.62	5/1/2004	7548.06	84
4130305118	VILLA, RENE F.	13.9	240.88	7935.67	5/2/2004	15574.21	120
4130305155	WILLIAMS, JON C.	16.9	200.93	6444.19	6/11/2004	11602.94	120
4130305241	MERCER, WALTER D.	16.9	175.56	6077.93	8/12/2004	10137.93	120
4130305260	ARNER, SYDNEY ANN	16.9	168.02	1962.29	8/27/2004	8245	84
4130305288	STEIN, JANET M. & JEFFREY D.	12.9	165.4	6142.39	9/12/2004	11120.97	120
4130305311	GAMMON JR., JOHN H.	8.5	215.3	2438.29	10/9/2004	13595	84
4130305352	CELIS, SERGIO D.	16.9	162.42	2384.56	11/10/2004	8520.53	96
4130305359	LINAREZ, ROBERT J.	16.9	140.24	787.53	11/14/2004	5654.77	60
4130305361	LOMBA, LUZ E.	16.9	122.88	1748.73	11/14/2004	6030	84
4130305367	SOTO, GUILLERMO R.	9.9	207.21	8765.76	11/20/2004	15745	120
4130305414	VARGAS, MARK	15.9	119.43	2179.37	1/9/2005	6030	84
4130305451	STUMBAUGH, AUDRA	16.9	385.67	14306.85	2/13/2005	22271.51	120
4130305492	RENDON, BENJAMIN O.	13.5	150.82	5841.02	2/25/2005	8825.84	96
4130305534	JOHNSON, CLAUD W.	9.9	207.21	10921.96	3/25/2005	15745	120
4130305582	BARKER, MICKEY A.	17.9	144.25	3374.57	5/5/2005	6882.02	84
4130305654	YSLAS DE BAZURTO, BETTINA E.	17.9	173.55	4060.41	7/17/2005	8280	84
4130305708	DAEFFLER, CHERYL	17.9	179.58	3846.22	10/1/2005	8568	84
4130305766	JACKSON, RUSSELL L.	17.9	239.08	9720.96	11/5/2005	13316	120
4130305846	VALENCIA, TRINIDAD R.	17.9	179.58	6769.74	2/1/2006	8568	84
4130401453	BARNETT, STEVEN S.	16.9	193.36	7256.17	3/25/2004	11166.09	120
4130401497	HOLLINGSWORTH, DON J.	17.9	85.32	930.29	7/17/2005	3750	72
4130401669	ADAMS, BILLY K.	17.9	78.56	1173.68	10/17/2006	3100	60
4130401676	EUTSEY, CHERYL	17.9	196.18	6249.15	10/28/2006	9360	84
4130401680	HERNANDEZ, JOSE	17.9	187.7	5826.23	11/4/2006	8955	84
4130510409	BATES-MCCAFFARY, MARIE	16.9	276.98	10206.62	12/1/2002	15995	120
4130510434	FRAUSTO, FRANK	16.9	270.49	9044.49	1/25/2003	15620.36	120
4130510466	BLANK, STEVEN A.	16.9	293.58	8435.78	4/22/2003	16953.37	120
4130510473	MYERS, THOMAS C.	16.9	447.21	11736.97	4/26/2003	25825.5	120
4130510494	KARGOL, MARK S.	16.9	303.82	8144.59	5/17/2003	17544.93	120
4130510511	JESSEE, STEVEN P.	16.9	140.2	3350.1	5/31/2003	8095.84	120
4130510514	PERDUE SR., EARL D.	16.9	202.14	4844.33	5/31/2003	11673.18	120
4130510517	LLAMAS, MIGUEL	16.9	197.73	4909.49	6/1/2003	11418.38	120
4130510535	INADA, NANCY KAY	16.9	163.83	1047.51	6/9/2003	8039.53	84
4130510567	SANGSTER, DARRYL P.	16.9	138.71	3810.38	6/21/2003	8010	120
4130510656	HEATH, DIANNE R.	16.9	175.92	2970.75	8/16/2003	8632.35	84
4130510682	FOOTE, CHRISTINA M.	16.9	207.37	5579.95	9/5/2003	11975.03	120
4130510688	TOVAR, PAULA	16.9	149.46	438.38	9/12/2003	7334.32	84
4130510705	KEMP, JAMES R.	16.9	167.43	2267.58	9/20/2003	8215.87	84
4130510710	KAIL, KONRAD	15.9	145.83	624.07	9/23/2003	7363.1	84
4130510817	DUKES, MANUEL	16.9	140.19	3768.9	11/17/2003	8095.5	120
4130510834	BARRON, EUGENE T.	16.9	220.79	6170.6	11/29/2003	12750.19	120
4130510867	PENNIX, ROBERT	16.9	166.03	7810.75	12/17/2003	9587.52	120
4130510889	VIGGIANO, MICHELLE L.	16.9	145.83	5526	1/7/2004	8421.39	120
4130510906	JEFFERSON, TOYCESAN	16.9	147.45	487.6	1/17/2004	7235.71	84
4130510929	AGOSTAROLA, ALFRED	16.9	215	6936.81	1/31/2004	12415.5	120
4130510954	GARCIA, ALMA N.	16.9	219.98	7057.6	2/15/2004	12703.25	120
4130510993	WAHL, TROY B.	16.9	154.96	3361.03	3/6/2004	7604.19	84
4130511000	GUERRA, JOHN G.	16.9	149.54	4627.52	3/9/2004	8635.5	120
4130511015	HENRY, LYNN N.	16.9	145.92	5594.7	3/17/2004	8426.45	120
4130511049	BROWN, ALAN W.	16.9	139.58	901.81	3/31/2004	6849.25	84
4130511107	ROWLAND, DAN F.	16.9	160.17	5441.56	5/2/2004	9249.57	120
4130511137	GOODWIN, DEBORAH L.	15.9	156.18	1889.24	5/19/2004	8455.5	96
4130511139	MCDONALD, ISEANO	16.9	152.66	4522.6	5/20/2004	8815.5	120
4130511144	MUGGLESTONE, ANDREW L.	16.9	210.32	8215.88	5/22/2004	12145.5	120
4130511168	JACKSON, CHRIS M.	16.9	169.62	1328.06	5/31/2004	8323.22	84
4130511197	ROBINSON, MARY	16.9	171.89	6719.45	6/17/2004	9926.14	120
4130511198	PACE, BRIAN G.	16.9	153.87	2807.5	6/17/2004	7550.36	84
4130511207	ASHCROFT, SHARON	16.9	288.79	10865.32	6/20/2004	16676.67	120
4130511223	HOWARD, DOROTHY M.	16.9	172.4	1792.85	6/29/2004	8460	84
4130511244	JOHNSON, HARRY B.	16.9	151.48	5744.17	7/13/2004	8747.49	120
4130511260	OAKES JR., EDWARD CHARLES	16.9	142.14	3274.91	7/25/2004	6975.09	84
4130511263	CHILDRESS, SUSAN J. B.	16.9	146.76	2790.07	7/26/2004	7201.86	84
4130511321	ROWE, ALTON E.	16.9	158.38	1537	8/31/2004	7771.72	84
4130511332	MOREY, SHERI	16.9	144.79	4556.85	9/7/2004	8361	120
4130511342	MCCABE, ORLANDO L.	16.9	251.83	8825.7	9/12/2004	14542.68	120
4130511359	SFARCIOC, DAVID V.	16.9	146.25	2783.13	9/20/2004	7176.75	84
4130511365	BONDE, JAMES A.	16.9	203.01	8257.51	9/30/2004	11723.3	120
4130511366	ARMENDAREZ, SALVADOR	16.9	147.96	1433.89	9/30/2004	7260.59	84
4130511393	LAWVER, TIMOTHY A.	16.9	200.1	7334.45	10/14/2004	11554.95	120
4130511401	GARY JR., KENNETH G.	16.9	158.66	1933	10/16/2004	7785.53	84
4130511418	SAVAGE, ROBERT G.	16.9	220.69	10003.11	10/29/2004	12744	120
4130511432	MATLOCK, MARK	16.9	149.62	4133.35	11/16/2004	8640.2	120
4130511439	VINCENT JR., PERRY W.	16.9	209.06	7242.91	11/20/2004	12072.72	120
4130511470	KILLINGSWORTH, RUBEN M.	16.9	230.15	9663.98	2/25/2005	13290.54	120
4130600383	ACUNA, EDGAR	16.9	128.3	559.91	10/11/2003	6295.5	84
4130600621	ANDERSON, SCOTT G.	16.9	230.56	4745.51	5/26/2004	13314.16	120
4130600623	LOPEZ, ANTONIO	16.9	169.55	2054.86	5/29/2004	8320	84
4130600791	GROENEWOLO, KURT	16.9	157.41	6157.66	9/14/2004	9090	120
4130600829	ANDREY, JEFFREY J.	16.9	141.22	1102.74	10/31/2004	6930	84
4130600874	VEGA, LINO	16.9	177.91	3707.62	1/15/2005	8730	84
4130600993	OKAMURA, ROMELIA ELIZABETH	17.9	196.18	6684.01	6/16/2005	9360	84
4130601002	LAZZARO, JOHN A.	17.9	188.54	58.46	6/19/2005	8995.5	84
4130601107	RUIZ V., CARMEN ELISA	17.9	200.69	400.83	8/27/2005	7920	60
4130601111	MCGANNON, PAULA A.	17.9	107.63	2464.95	9/3/2005	5135	84
4130601117	CROUNSE, WILLIAM V.	17.9	127.66	5422.01	9/13/2005	7110	120
4130601156	DELGADO, ALFREDO	17.9	143.82	6068.73	10/11/2005	8010	120
4130601160	LEAL, JAVIER	17.9	186.75	7249.91	10/15/2005	8910	84
4130601192	LOPEZ, ANTONIO H.	17.9	159.98	6731.49	11/23/2005	8910	120
4130601195	AGUILAR, ANGELICA	17.9	164.76	4235.9	11/27/2005	7860.91	84
4130601199	GALLEGOS, JOSE SEVERO	17.9	167.89	5062.22	11/29/2005	8010	84
4130601200	KRINSKY, NORMAN	17.9	513.63	20446.44	11/29/2005	28607.72	120

PREMIERE DEVELOPMENT INCORPORATED
CUSTOMER NOTES RECEIVABLE
SUBJECT TO ASSIGNMENT OF RELATED DEED OF TRUST TO TEXTRON FINANCIAL CORPORATION

CONTRACT NUMBER	NAME	INTEREST RATE	PAYMENT AMOUNT	CURRENT BALANCE	CONTRACT DATE	ORIGINAL LOAN AMOUNT	ORIGINAL TERM
4130601352	STRICKLAND, WILLIAM B.	17.9	152.82	4424.83	5/30/2006	7290.82	84
4130601370	OCHOA, LUZ VICTORIA	17.9	180.17	5004.35	6/17/2006	7110	60
4130601380	RODRIGUEZ, GUADALUPE ERNESTO	17.9	256.93	12744.4	6/21/2006	14310	120
4130601407	CRISP, CARL R.	17.9	172.19	6739.06	7/5/2006	8215.06	84
4130601411	QUINTANAR, JOSE LUIS	17.9	177.32	6248.31	7/7/2006	8460	84
4130601424	GUZMAN, JOSE LUIS	17	157.07	2375.87	7/18/2006	6320	60
4130601447	MARTINEZ, GABRIEL	17.9	88.69	985.01	8/6/2006	3500	60
4130601453	SANCHEZ G., LUIS MIGUEL	17.9	130.06	3155.74	12/20/2006	6205	84
4130601486	FRANECKI, DAVID J.	17.9	176.38	5642.1	8/30/2006	8415	84
4130700050	MCCRAY, VEDA V.	17.9	161.5	2597.42	2/4/2002	8995	120
4130700073	STREHAN, PAUL H.	17.9	161.5	1292.45	2/11/2002	8995	120
4130700078	HOPE, SHARON	17.9	145.34	3036.28	2/13/2002	8095	120
4130700104	DESJARLAIS, DAMON	17.9	226.14	6819.51	2/22/2002	12595	120
4130700228	RANESES, BENJAMIN D.	16.9	200.79	3595.03	4/13/2002	11595	120
4130700243	CARELOCK, PHYLLIS	17.9	161.5	2691.71	4/20/2002	8995	120
4130700288	ALEJO, MA. HERLIZA	16.9	154.03	2999.16	5/4/2002	8895	120
4130700347	LAYGO, LORNA RECIO	16.9	216.37	3908.6	5/17/2002	12495	120
4130700392	UMALI, OLIVIA O.	16.9	154.03	2625.55	5/27/2002	8895	120
4130700460	TAIRA, PAUL	16.9	218.11	3411.12	6/14/2002	12595	120
4130700495	SAGUN, SALEO REYES	16.9	154.03	3010.22	6/22/2002	8895	120
4130700664	MASCARINAS, NORMA V.	16.9	154.03	3070.33	7/28/2002	8895	120
4130700719	LAPID, RENATO	16.9	218.11	4829.8	8/10/2002	12595	120
4130700729	GILL, IXCHEL	16.9	202.52	4236.06	8/12/2002	11695	120
4130700742	CRUZ, JESSICA A.	16.9	218.11	4639.42	8/15/2002	12595	120
4130700808	PEREZ, JORGE	17.9	169.67	1782.3	8/29/2002	8095	84
4130700821	REED, DIANNE	17.9	188.53	2212.14	8/31/2002	8995	84
4130700839	MILLINDER JR., CARL	17.9	371.57	7799.67	9/5/2002	20695	120
4130700935	HARLEY, COREY	16.9	155.77	932.56	9/25/2002	8995	120
4130700952	KEEFE, ERNEST ODELL	17.9	131.94	699.76	9/27/2002	6295	84
4130701028	APDAN, KASHMIR JOY	16.9	154.03	3413.24	10/12/2002	8895	120
4130701055	FUENTES, ROGELIO C.	16.9	154.03	3411.73	10/18/2002	8895	120
4130701063	DOLATRE, ANTONIO	16.9	154.03	5158.8	10/19/2002	8895	120
4130701162	SWITLICK, JOY	17.9	131.94	1042.94	11/11/2002	6295	84
4130701261	EDUSADA, EIMY E.	16.9	218.11	7570.3	12/5/2002	12595	120
4130701268	SHIBATA, TOMOKO	16.9	218.11	5031.23	12/7/2002	12595	120
4130701294	VANCE, LANCE J.	16.9	310.14	10269.52	12/11/2002	17910	120
4130701315	LETICIA FERNANDEZ, FRANCISCO FER	17.9	161.5	6387.35	12/16/2002	8995	120
4130701342	JONES, MARCELLUS	17.9	161.5	3983.83	12/22/2002	8995	120
4130701382	TABORDA, WILMA	16.9	218.11	7647.16	12/29/2002	12595	120
4130701405	MOLINO, BEN	16.9	218.11	5304	1/4/2003	12595	120
4130701407	JENKINS, NANCY	17.9	161.5	3914.16	1/4/2003	8995	120
4130701439	CAYARI, RENATO M.	16.9	154.03	3953.1	1/10/2003	8895	120
4130701475	DEL BOSE, DIANE M.	17.9	177.66	5207.38	1/17/2003	9895	120
4130701493	BENITEZ, ALDEN	16.9	154.03	5506.97	1/19/2003	8895	120
4130701579	KNOX SR., MELVIN	16.9	218.11	5449.05	2/7/2003	12595	120
4130701604	FABIO, GABRIEL V.	16.9	218.11	5445.43	2/14/2003	12595	120
4130701611	RAMIL JR., OUINTIN R.	16.9	155.77	4830.53	2/15/2003	8995	120
4130701614	BENASFRE, CELERINO G.	17.9	371.57	9167.16	2/15/2003	20695	120
4130701629	KAPLOWITZ, RICHARD C.	17.9	226.14	5718.77	2/18/2003	12595	120
4130701666	DWYER, PATRICIA ANN	16.9	218.11	7382.93	2/22/2003	12595	120
4130701713	MOSCHELLA, WENDY	17.9	161.5	5865.03	3/2/2003	8995	120
4130701746	VIDA, WYNEE	16.9	218.11	5683.22	3/8/2003	12595	120
4130701783	MARSH, SHERM A.	16.9	137.45	328.5	3/13/2003	6745	84
4130701784	KITTINGER, THOMAS W.	16.9	218.11	5584.89	3/13/2003	12595	120
4130701786	MEIKLE, JACINTH	14.9	159.04	4258.1	3/13/2003	9895	120
4130701814	JANTZ, JAMES W.	9.9	201.28	4667.53	3/16/2003	15295	120
4130701872	FISCHER, JOHN T.	15.9	145.91	4281.32	3/24/2003	8742.53	120
4130701904	COOPER, DEBORAH	17.9	169.67	582.7	3/28/2003	8095	84
4130701906	CAMARILLO, FRED	14.9	151.81	3986.65	3/28/2003	9445	120
4130701959	SIELCZAK, JERZY J.	16.9	155.77	4301.76	4/4/2003	8995	120
4130701986	BRONSON, HAROLD J.	16.9	122.88	363.18	4/8/2003	6030	84
4130702013	URBANO, EMMANUEL G.	16.9	155.77	4544.86	4/14/2003	8996	120
4130702026	GODOY, LUSITO	16.9	218.11	5722.41	4/15/2003	12595	120
4130702027	GERNER, RUSSELL	17.9	131.94	1507.44	4/15/2003	6295	84
4130702051	KILLEBREW, DAVID	16.9	238.37	9376.25	4/19/2003	13765	120
4130702054	PETILLA, ANNIE D.	16.9	218.11	5554.16	4/19/2003	12595	120
4130702065	MALLOTT, DENNIS GREGORY	14.9	151.7	2836.28	4/21/2003	8995	108
4130702177	WOLF, LANA	16.9	137.45	403.4	5/8/2003	6745	84
4130702179	NICOLETTI. MARY JO	16.9	238.37	5675.64	5/9/2003	13765	120
4130702286	GOCO. REYNALDO A.	16.9	155.77	4839.82	5/25/2003	8995	120
4130702314	RAMSDELL, CHUNG-LI	16.9	202.52	4427.02	5/27/2003	11695	120
4130702363	OSBORNE, DARCY L.	17.9	131.94	451.77	6/3/2003	6295	84
4130702421	ALEXANDER, AARON	17.9	153.51	3787.94	6/11/2003	8550	120
4130702440	SIERRA, GEORGE	16.9	154.45	3061.28	6/14/2003	8545	108
4130702486	VINOYA, JAMES V.	16.9	218.11	6038.38	6/19/2003	12595	120
4130702503	GARVEY, ROBERT	17.9	155.31	5671.19	6/21/2003	8650	120
4130702544	BRINDLE, LARRY G.	16.9	155.77	4232.51	6/25/2003	8995	120
4130702581	EVANS SR., JOHN A.	17.9	224.34	6342.55	6/30/2003	12495	120
4130702585	DENARD, MICHAEL	16.9	137.45	951.43	7/1/2003	6745	84
4130702592	HALLEY, DARYL B	16.9	126.55	677.87	7/1/2003	6210	84
4130702599	GUILLEN, SUSANA	17.9	131.94	1902.09	7/2/2003	6295	84
4130702612	BALANCIO, ERNESTO M.	17.9	131.94	370.64	7/4/2003	6295	84
4130702661	DOAN, JESSICA	16.9	153.64	4240.31	7/9/2003	8500	108
4130702682	BRUCE, JASON A.	17.9	209.67	7010.09	7/13/2003	11677.83	120
4130702694	DREW, ALAN F.	17.9	129.95	236.25	7/14/2003	6200	84
4130702697	DOWNING JR., JOHN R.	9.9	153.91	4494.81	7/14/2003	11695	120
4130702698	NYHOFF, KURT L	16.9	119.22	215.01	7/14/2003	5850	84
4130702712	BRYANT, MARSHA	17.9	169.67	455.65	7/17/2003	8095	84
4130702725	HUNT, ARNOLD G.	17.9	225.65	9157.04	7/18/2003	12568	120
4130702738	WELLS, REGINA	17.9	131.94	526.34	7/20/2003	6295	84
4130702744	ORINO, MARIO B.	16.9	218.11	5628.42	7/22/2003	12595	120
4130702779	HEEBNER, PAUL ARTHUR	16.9	154.31	1560.67	7/27/2003	8095	96
4130702780	SOMERS, CANDACE	17.9	131.94	44.04	7/27/2003	6295	84
4130702790	KANE, LEON A.	17.9	163.49	1222.56	7/28/2003	7800	84
4130702796	LIBBY, WILLIAM	16.9	256.67	3687.29	7/29/2003	12595	84
4130702826	AUTIO, KARI T.	18.9	137.45	642.58	8/3/2003	6745	84
4130702845	HINES, JOHNIE	16.9	218.11	6136.66	8/5/2003	12595	120
4130702864	BOURN SR. RONALD	16.9	128.28	642.17	8/8/2003	6295	84
4130702867	MASON, LANTY R.	16.9	218.11	2474.92	8/8/2003	12595	120
4130702908	WARK, EDMOND	17.9	169.67	0	8/14/2003	8095	84
4130702938	VASQUEZ, JOSE J.	16.9	118.2	275.64	8/20/2003	5800	84
4130702951	CARRILLO, MONA LISA	17.9	169.67	165.55	8/23/2003	8095	84
4130702955	LIM, TED R.	16.9	215.65	8559.19	8/23/2003	12453.36	120
4130702959	RAMIREZ, DAVID	17.9	169.67	213.29	8/23/2003	8095	84
4130702966	MOODY JR., RICHARD E.	17.9	131.94	853.22	8/24/2003	6295	84

PREMIERE DEVELOPMENT INCORPORATED
CUSTOMER NOTES RECEIVABLE
SUBJECT TO ASSIGNMENT OF RELATED DEED OF TRUST TO TEXTRON FINANCIAL CORPORATION

CONTRACT NUMBER	NAME	INTEREST RATE	PAYMENT AMOUNT	CURRENT BALANCE	CONTRACT DATE	ORIGINAL LOAN AMOUNT	ORIGINAL TERM
4130702996	WOOD, LARRY O.	16.9	128.28	371.19	8/29/2003	6295	84
4130703014	FALLORINA-RUBIO, MARTIA M.	16.9	218.11	5781.61	9/3/2003	12595	120
4130703017	HERNANDEZ, ROGER	16.9	155.77	4830.62	9/3/2003	8995	120
4130703105	SPAGNUOLO, SUSAN	17.9	161.5	4761.63	9/29/2003	8995	120
4130703122	GRAY, SANDRA M.	16.9	122.27	238.39	10/7/2003	6000	84
4130703140	BRANDON, BRENDA M.	17.9	169.67	2013.94	10/11/2003	8095	84
4130703143	PANTALEON, ELZEN JASON	17.9	131.94	400.3	10/12/2003	6295	84
4130703179	ORTEGA, ARLENE M.	17.9	226.14	7720.75	10/22/2003	12595	120
4130703193	ISIP, LIBERTY	16.9	155.77	4785.23	10/26/2003	8995	120
4130703201	RODRIGUEZ, GERARDO	17.9	140.43	1193.15	10/27/2003	6700	84
4130703207	POOT, TERRY	16.9	119.22	453.34	10/28/2003	5850	84
4130703213	PARKER, LISA R.	17.9	140.43	319.62	11/1/2003	6700	84
4130703252	DERAMOS, ERLINDA AND FIDES	16.9	155.77	6519.49	11/15/2003	8995	120
4130703267	OCAMPO, JONIEL	16.9	155.77	5933.43	11/24/2003	8995	120
4130703281	OLIVA, LEE	16.9	155.77	5163.78	12/7/2003	8995	120
4130703317	MORALES, GRACIANO A.	16.9	155.77	4824.49	12/27/2003	8995	120
4130703329	FISHER, CRAIG A.	17.9	274.61	740.45	12/30/2003	15295	120
4130703346	GERAGHTY, MICHAEL E	17.9	161.5	4925.64	1/12/2004	8995	120
4130703407	HANDY, JOEL	16.9	119.22	726.99	2/8/2004	5850	84
4130703466	PEREYRA, ARMANDO T.	17.9	161.5	4941.54	3/1/2004	8995	120
4130703497	TOLENTINO, ARTHUR	17.9	186.75	1397.42	3/20/2004	8910	84
4130703506	STEPHENSON, ROBERT DOUGLAS	17.9	161.5	5132.91	3/21/2004	8995	120
4130703523	JORDAN, DAN	17.9	161.5	5170.74	3/29/2004	8995	120
4130703531	HERSHMAN-UNRUCH, ILENE	17.9	153.42	6177.52	3/31/2004	8545	120
4130703541	SMITH, FRANK L	17.9	131.94	987.15	4/6/2004	6295	84
4130703543	ESCUADRO, ROBERT	17.9	140.43	1050.43	4/7/2004	6700	84
4130703564	ISMERIO, ADRIANA	17.9	263.99	2201.66	4/14/2004	12595	84
4130703575	THOMPSON, MICHELE V.	17.9	188.53	4239.49	4/18/2004	8995	84
4130703576	JOHNSON, CLARENCE	17.9	178.16	2235.02	4/18/2004	8500	84
4130703601	CRANE, MARIA MONTALVAN	17.9	131.11	1596.06	4/26/2004	6255	84
4130703614	FRILLES, LILIA F.	16.9	155.77	3876.37	5/1/2004	8995	120
4130703657	VOSAROGOCI, ADI SENIREWA A.	17.9	242.3	8183.41	5/22/2004	13495	120
4130703695	PAUL, SLAVA	17.9	131.94	1163.25	6/2/2004	6295	84
4130703715	EDMOND, ELIZABETH	17.9	122.43	3778.78	6/8/2004	5841	84
4130703734	JOSON, ARACELI	16.9	218.11	7719.63	6/14/2004	12595	120
4130703735	MITCHELL, CRYSTAL L.	17.9	188.53	2376.69	6/14/2004	8995	84
4130703744	DIZON JR., JUAN G.	16.9	155.77	5294.97	6/18/2004	8995	120
4130703749	LOPEZ, JONATHAN P.	16.9	155.77	5341.65	6/19/2004	8995	120
4130703753	KELLER, KATHY	17.9	179.21	439.43	6/19/2004	8550	84
4130703764	HOPE, CHARLES A.	17.9	159.4	1646.45	6/25/2004	7605	84
4130703766	BLACK, KELLI N.	17.9	139.59	1802.56	6/25/2004	6660	84
4130703788	WOOD, ADRIANNA	17.9	134.27	1351.5	6/30/2004	6406	84
4130703791	NORFOLK, WALTER LEWIS	15.9	255.26	8886.79	6/30/2004	15295	120
4130703824	DRAYTON, ROBERT	17.9	188.53	2278.78	7/10/2004	8995	84
4130703829	HOLLAND, MICHAEL	17.9	131.94	3590.03	7/12/2004	6295	84
4130703859	MORRISSETTE-LUKE, ANTOINETTE	17.9	163.21	5609.73	7/19/2004	9090	120
4130703899	PAYNE, ARLENE	17.9	167.89	1841.76	7/27/2004	8010	84
4130703912	ALA, ROSANA D.	16.9	155.77	6987.95	7/31/2004	8995	120
4130703914	AGUILAR, FRANCISCO C.	16.9	155.77	5326.44	7/31/2004	8995	120
4130703916	ADAMS, PAUL	17.9	127.9	1394.33	7/31/2004	6102	84
4130703923	SATURNINO, MARIO REGINO G.	16.9	173.17	6030.82	8/2/2004	10000	120
4130703956	KING, JANET	17.9	152.62	6100.63	8/9/2004	8500	120
4130703978	PLAZA, NELIBETH	17.9	186.75	2228.66	8/19/2004	8910	84
4130703981	LUDWIG, GERMAN	17.9	167.89	1969.2	8/19/2004	8010	84
4130703982	MCPHEE, PAUL R.	16.9	237.44	8543.53	8/19/2004	13711.72	120
4130703990	SALISBURY, TRACIE	17.9	151.9	4846.98	8/21/2004	8460	120
4130704033	CYRUS, GARY K.	17.9	127.14	1466.85	9/5/2004	6066	84
4130704044	BURNETT, RANDY L.	17.9	128.28	3421.13	9/13/2004	6120	84
4130704046	FERGUSON, JOEL	17.9	139.59	1413.58	9/14/2004	6660	84
4130704084	ISI, DOMINIC S.	17.9	139.59	2090.63	9/25/2004	6660	84
4130704087	CLINE, ROBERT M.	17.9	233.41	8373.78	9/27/2004	13000	120
4130704100	CONRAD, ALICIA	17.9	127.33	1628.35	10/2/2004	6075	84
4130704116	EVANGELISTA, TERESITA	16.9	155.77	5562.05	10/7/2004	8995	120
4130704144	DAVID, SATURNINO C.	16.9	155.77	5693.76	10/16/2004	8995	120
4130704145	PASCUAL, ERNESTO A.	16.9	155.77	5638.42	10/16/2004	8995	120
4130704146	SEUNG, JAE Y.	17.9	131.11	1914.83	10/16/2004	6255	84
4130704166	RIVERO, RAMON C.	17.9	177.32	3395.84	10/27/2004	8460	84
4130704171	ARTAP, JOSE D.	16.9	155.77	6315.55	10/30/2004	8995	120
4130704186	ROSE, DAVID C.	17.9	232.69	8274.61	11/9/2004	12960	120
4130704207	SANGALANG, JIM	17.9	131.94	1864.99	11/20/2004	6295	84
4130704208	MCCRAY, VEDA V.	17.9	226	8218.44	11/21/2004	12587.38	120
4130704215	BYRDSONG, THOMAS W.	17.9	177.32	5703.25	11/27/2004	8460	84
4130704226	CAMPION, CHERIE	17.9	151.9	5572.9	12/11/2004	8460	120
4130704263	SHORT, KENNETH O.	17.9	128.28	3311.72	1/9/2005	6120	84
4130704345	MAGALLANES, FELIX	16.9	155.77	6161.93	2/22/2005	8995	120
4130704379	HERNANDEZ, ELIZABETH G.	16.9	155.77	5677.76	3/6/2005	8995	120
4130704397	GALLEGOS, LINDA D.	17.9	129.41	1849.73	3/18/2005	6174	84
4130704401	ALSMEYER, MARSHA	17.9	151.32	5875.02	3/19/2005	8428	120
4130704415	FERNANDEZ, LEILANI	16.9	155.77	5709.87	3/26/2005	8995	120
4130704417	MENDOZA, DOMINICK R.	16.9	155.77	6004.64	3/26/2005	8995	120
4130704418	HENLEY, MARLENE	17.9	130.16	2146.64	3/27/2005	6210	84
4130704419	AMBORT, FAITH ANN	17.9	263.53	7843.93	3/27/2005	12573	84
4130704429	SALANGSANG, LOLITA	16.9	155.77	7567.1	4/2/2005	8995	120
4130704438	COX, CHRISTOPHER	17.9	131.11	1702.41	4/9/2005	6255	84
4130704442	YANS, ALLEN	15.9	116.95	3552.17	4/11/2005	5905	84
4130704453	DE LA ROSA, SERGIO	17.9	139.59	2677.01	4/18/2005	6660	84
4130704462	PAULS, LINDA A.	17.9	193.15	7066.88	4/24/2005	10757.44	120
4130704488	HUBER, DAVID A.	17.9	139.59	2568.06	5/16/2005	6660	84
4130704491	COULTHARD, DENNIS	17.9	137.24	2493.5	5/20/2005	6547.5	84
4130704498	HANOHANO, EDWARD	17.9	237.54	9173.86	5/24/2005	13230	120
4130704502	VILLA, GABRIEL JR.	17.9	160.3	6670.75	5/28/2005	8928	120
4130704529	BRAUNE, ROBERT C.	17.9	139.59	2798.08	6/11/2005	6660	84
4130704539	BARBATO, JOSEPH C.	17.9	233.82	9642.32	6/19/2005	13023	120
4131500516	JENNER, JUANITA	16.9	217.86	3697.77	3/12/2002	12580.82	120
4131500799	DAVIS, DARRYL E.	15.9	254.56	5364.71	7/26/2002	15252.72	120
4131500838	GRAY, CHARLES A	16.9	218.11	1193.59	8/16/2002	12595.5	120
4131500859	IVORY, WILBERT	16.9	293.76	5761.74	8/29/2002	16964.1	120
4131500995	MARLOWE, RAY	16.9	243.46	8968.49	10/19/2002	14059.22	120
4131501039	MORAN, JAMES WILLIAM	17.9	212.32	667.85	11/12/2002	11399.66	109
4131501064	ZAPATA-MONGELLI, ANNETTE D.	16.9	188.38	3754.92	11/23/2002	10878.59	120
4131501085	BERKHOEL, DANIEL J.	16.9	150.4	3636.31	12/6/2002	8685	120
4131501098	BEJARANO, SOPHIA C.	16.9	137.1	2231.49	12/12/2002	7917.02	120
4131501102	PROPER, DEBRA J.	16.9	204.08	4501.68	12/13/2002	11785.3	120
4131501107	DOMINGUEZ, JOSE J.	16.9	296.02	6788.53	12/16/2002	17094.21	120
4131501134	HOJNACKE, MELISSA	16.9	147.9	2678.97	12/30/2002	8540.75	120

PREMIERE DEVELOPMENT INCORPORATED
CUSTOMER NOTES RECEIVABLE
SUBJECT TO ASSIGNMENT OF RELATED DEED OF TRUST TO TEXTRON FINANCIAL CORPORATION

CONTRACT NUMBER	NAME	INTEREST RATE	PAYMENT AMOUNT	CURRENT BALANCE	CONTRACT DATE	ORIGINAL LOAN AMOUNT	ORIGINAL TERM
4131501135	WASSON, GLEN D.	16.9	I39.98	2891.92	12/30/2002	8083.08	120
4131501136	SPISAK JR., ROBERT	16.9	147.28	3282.77	12/31/2002	8505	120
4131501142	VAN ANTWERP, JESSE A.	16.9	147.48	837.86	1/3/2003	7236.97	84
4131501251	ZAYAS, WILFREDO	16.9	210.32	4899.73	3/8/2003	12145.5	120
4131501331	MORGAN, MARY LECA	16.9	293.3	10547.84	4/19/2003	16937.56	120
4131501453	MERRILL, DENNIS	16.9	318.42	8157.69	6/26/2003	18388.09	120
4131501467	STREMCHA, WENDELL PAUL	16.9	332.61	8503.5	6/30/2003	19207.55	120
4131501477	HYER JR., RICHARD B.	16.9	187.14	4865.28	7/6/2003	10807	120
4131501507	NELSON, FRANCIS	16.9	158.1	4597.13	7/19/2003	9129.67	120
4131501514	RUBIN, PHILLIP R.	16.9	155.53	1165.29	7/24/2003	7631.84	84
4131501525	PINEDA, ANDRES	6	173.97	5739.68	7/31/2003	12509.47	120
4131501541	HARDY, WAYNE S.	15.9	179.38	5268.91	8/8/2003	10746.15	120
4131501616	GALLANT, THOMAS G.	16.9	137.75	4698.52	9/19/2003	7954.58	120
4131501621	CUTSHALL, ROBERT M.	16.9	214.35	5802.19	9/20/2003	12377.98	120
4131501630	JOHNSON, KEITH A.	16.9	417.86	18563.5	9/25/2003	24130.24	120
4131501640	MORA, CLAUDINE A.	16.9	155.77	5674.31	9/30/2003	8995.48	120
4131501661	ESKER, TERRY D.	16.9	137.54	3723.86	10/6/2003	7942.44	120
4131501678	BRYANT, RICHARD L	16.9	131.13	822.37	10/17/2003	7572.54	120
4131501693	MASS, LUIS E.	16.9	216.11	5444.7	10/28/2003	12479.62	120
4131501735	LANCASTER, COLEEN	16.9	215.31	893.51	11/24/2003	10565.47	84
4131501748	GRIFFIN, CHARLES A.	16.9	197.81	5599.76	12/2/2003	11422.95	120
4131501764	CORONADO JR., FRANK	16.9	121.7	3603.97	12/16/2003	7027.73	120
4131501786	HODLER, DEBORA ANN	16.9	140.25	4333.94	12/29/2003	8099.17	120
4131501799	TATRO, ROBERT D.	16.9	186.55	5454.57	1/5/2004	10778.27	120
4131501838	FITZGERALD, BENJAMIN A.	16.9	147.62	3932.56	1/19/2004	8524.76	120
4131501882	CASTILLO, MARCO A.	16.9	108.13	3421.5	2/12/2004	6244.08	120
4131501952	VAUGHT, MELISSA	17.9	264.92	9542.68	3/10/2004	14755	120
4131502045	STRAUBE, ROBERT	16.9	151.59	4573.16	4/5/2004	8753.67	120
4131502051	CLARK, CLIFTON R.	16.9	103.29	661.25	4/7/2004	5068.33	84
4131502077	KELLY, VALERIE E.	16.9	140.2	5444.6	4/19/2004	8096.31	120
4131502130	HALL, JOHN E.	17.9	175.74	661.55	5/23/2004	8384.53	84
4131502137	MILLER, ANA	16.9	195.94	5032.46	5/28/2004	11314.86	120
4131502173	ARNOLD, MARK T.	16.9	152.66	6336.17	6/22/2004	8815.48	120
4131502210	LEGAT, FREDERICK M.	16.9	179.62	6142.33	7/12/2004	10372.32	120
4131502306	PINOTTI, PATRICIA L.	16.9	206.69	6440	9/4/2004	11935.5	120
4131502314	EARLES, WILLIAM J.	16.9	178.44	3151.56	9/11/2004	10304.28	120
4131502335	GLOVER, DARRYL I.	16.9	147.87	3216.6	9/24/2004	7256	84
4131502347	DOLLARHIDE, GERALD W.	16.9	119.09	3930.96	10/2/2004	6876.94	120
4131502359	HAULEY, LINDA J.	16.9	393.91	12697.24	10/11/2004	22747.25	120
4131502380	SHMIGELSKY, HANS P.	16.9	148.02	2020.4	10/28/2004	7263.24	84
4131502414	ERVIN, RICHARD D.	16.9	220.94	7734.16	11/20/2004	12758.86	120
4131502432	FULLER, WILLIAM E.	16.9	143.95	4940.09	11/29/2004	8312.7	120
4131502461	WELLER, RICHARD M.	16.9	140.16	5797.61	12/19/2004	8093.93	120
4131502562	AMPON, JOSE A.	16.9	222.96	8647.72	3/1/2005	12875.49	120
4131502594	WILLIAMS, BERNARD	16.9	262.86	4612.22	3/21/2005	12899	84
4131502654	OFEK, HILLEL	16.9	227.74	4529.01	5/5/2005	13151.12	120
4131502656	GUTIERREZ JR., RICHARD	17.9	203.38	7840.33	5/8/2005	11327.51	120
4131502662	ROBERTS, TRISHA	17.9	160.57	5970.68	5/14/2005	8942.92	120
4131502667	GABLE, JOYCE A.	17.9	221.53	8558.12	5/16/2005	12338.48	120
4131502688	DIAZ, CARLOS MAURICIO	17.9	211.68	8043.63	6/4/2005	11789.69	120
4131502720	ALLEN, WILLA F.	17.9	160.95	7041.98	6/25/2005	8964	120
4131502721	BOYD, CHIMI L.	17.9	161.51	6125.74	6/27/2005	8995.5	120
4131502759	PETERSON, CARL J.	17.9	173.55	3507.07	7/31/2005	8280	84
4131502769	WATKINS, DARYL V.	17.9	416.97	16113.67	8/8/2005	23223.79	120
4131502770	MCADON, ELLEN M.	17.9	151.17	5734.2	8/8/2005	8419.64	120
4131502812	CLAYTON, MICHELLE	17.9	161.5	6404.67	9/12/2005	8994.81	120
4131502819	HAULEY, JEFF A.	17.9	210.07	7299.48	9/16/2005	11700	120
4131502826	LOPEZ, PHILLIP	17.9	208.32	8429.59	9/20/2005	11602.66	120
4131502872	HOLODY, ALLAN	17.9	125.14	1569.36	10/12/2005	5500	72
4131502902	MONTGOMERY, DENNIS J.	17.9	177.17	5052.29	10/21/2005	8452.68	84
4131502942	MORNINGWAKE, MARY C.	16.9	162.13	3915.17	11/5/2005	8149.3	88
4131502955	MACPEEK, LISA A.	17.9	236.4	8910.71	11/12/2005	13166.33	120
4131502967	OWENS, RICHERD C.	17.9	233.37	9226.99	11/16/2005	12997.73	120
4131503098	WILSON, DEBORAH J.	17.9	219.08	8438.9	1/19/2006	12202.1	120
4131503222	RINCON, MARCO A.	17.9	242.46	9015.48	4/19/2006	11567.86	84
4131503285	RZEPKA, PETER P.	17.9	296.6	11270.69	5/31/2006	14150.95	84
4131503301	MACLEOD, ROBERT	17.9	158.65	4206.81	6/10/2006	7569.12	84
4131503366	PHILLIPS, ROLAND D.	17.9	93.84	802.27	7/18/2006	3200	48
4131503376	ORNELAS, LINDA E.	17.9	250.73	11028.42	7/22/2006	13964.8	120
4131503419	GRAVES, TIM	9.5	117.26	2744.73	8/16/2006	6282.58	70
4131503570	JONES, WILLIAM	17.9	355.35	14767.1	10/26/2006	19791.64	120
4131503642	BREVER, RHONDA L.	17.9	169.87	7727	12/3/2006	9460.98	120
4135000050	ENERDAL, PIA LIND	16.9	150.4	5659.5	11/4/2004	8685	120
4135000133	LAVELY, LISA M.	17.9	188.53	2883.11	12/18/2004	8995	84
4135000187	SLAMKA, JOHN R.	16.9	196	6453.88	1/16/2005	11318.4	120
4135000198	MCLAUGHLIN, WILLIAM J.	16.9	235.18	9830.66	1/19/2005	13581	120
4135000295	SIMPSON, KEVIN S.	16.9	152.95	4327.22	2/20/2005	7505.47	84
4135000331	HENRY, CHARLES P.	16.9	163.28	6678.98	3/5/2005	9429.08	120
4135000367	OATES SR., KENNETH D.	16.9	293.61	11366.45	3/19/2005	16955.21	120
4135000397	LEON, CHARLES C.	16.9	228.54	8963.38	3/29/2005	13197.53	120
4135000409	KING, MARVIN	16.9	246.43	6197.13	4/2/2005	14230.66	120
4135000437	HOPKINS, DAVID T.	16.9	275.44	10081.8	4/10/2005	15906.25	120
4135000450	LOBODY, CHARLIE	16.9	166.35	7374.62	4/17/2005	9605.94	120
4135000488	SCHMID, KIM	16.9	215.72	8511.31	4/29/2005	12457.46	120
4135000499	RODRIGUEZ, CHARLOTTE	16.9	157.48	3081.53	5/1/2005	7727.48	84
4135000513	DUPREE, GARY T.	17.9	217.98	9054.37	5/9/2005	12140.44	120
4135000544	COOPER, GRACE E.	17.9	160.73	4313.95	5/21/2005	8951.86	120
4135000569	BROWER, DAVID	17.9	248.73	11256.13	5/28/2005	13853.37	120
4135000572	WHITE, ANNIE V.	17.9	150.47	5696.11	5/29/2005	8380.26	120
4135000600	RUETSCH, DAVID	16.9	333.69	13983.59	6/11/2005	19269.57	120
4135000640	MATUSOW, MARK	17.9	85.97	1391.57	6/28/2005	4000	80
4135000653	KITZROW, CHARLOTTE G.	17.9	164.74	7005.87	7/9/2005	9175.17	120
4135000755	BELTON, WILEY A.	17.9	169.67	4113.79	9/4/2005	8095	84
4135000792	KUHNS, PHILLIP D.	17.9	249.79	8522.12	9/24/2005	13912.43	120
4135000807	DALEY, JOSEPH G.	17.9	169.58	7927.77	10/1/2005	9444.7	120
4135000881	ALLEN, CHARLES W.	16.9	389.54	17765.49	10/29/2005	22495.34	120
4135000888	BRABBLE, AUSTIN SAMSON	17.9	132.78	5333.65	10/31/2005	7395.44	120
4135000929	DRAP, FRANK	17.9	235.92	9458.17	11/19/2005	13139.56	120
4135000965	ROBERTS, JOYCE	17.9	242.3	11555.56	12/6/2005	13495.16	120
4135001075	COADY, MARSHA L.	12.9	157.3	2346.36	2/4/2006	7856.4	72
4135001240	SMITH, WAYNE H.	17.9	282.03	7529.87	4/6/2006	13455.63	84
4135001279	HUNTER JR., ROBERT L.	17.9	212.47	5464.4	4/23/2006	10136.94	84
4135001378	BOBBETT, ABBEY	17.9	160.42	7279.11	5/20/2006	8934.43	120
4135001379	ANDERSON, TIMOTHY B.	17.9	167.8	7557.87	5/20/2006	9345.5	120
4135001415	GALLEGOS, JOE R.	17.9	283.44	10734.89	6/3/2006	13522.91	84

PREMIERE DEVELOPMENT INCORPORATED
CUSTOMER NOTES RECEIVABLE
SUBJECT TO ASSIGNMENT OF RELATED DEED OF TRUST TO TEXTRON FINANCIAL CORPORATION

CONTRACT NUMBER	NAME	INTEREST RATE	PAYMENT AMOUNT	CURRENT BALANCE	CONTRACT DATE	ORIGINAL LOAN AMOUNT	ORIGINAL TERM
4135001585	LEHMAN, SANDRA L.	17.9	131.94	3767.75	8/16/2006	6295	84
4135001685	MAXWELL, CHARLES E.	17.9	131.94	5719.52	9/18/2006	6295	84
4135001873	BARNEY, CAROL	17.9	143.37	4203.41	9/24/2006	6840	84
4135001732	DROWN, KEITH S.	17.9	295.38	15186.68	10/21/2006	16451.58	120
4135001758	GALVEZ, JOSEPH M.	17.9	206.81	6726.58	11/6/2006	9867.03	84
4135001785	SMITH, CHARLES EDWARD	17.9	264.84	11972.91	11/25/2006	14750.58	120
4135001804	HANSON, TRAVIS	17.9	131.94	5599.21	12/12/2006	6295	84
4135004121	BRUNS, JAMES	17.9	193.82	9563.49	12/14/2006	10795	120
4135004161	VIZZERRA JR., EUGENE O.	17.9	131.94	4234.04	12/17/2006	6295	84
4135004492	DUPRE, VIOLET	17.9	163.1	7000.74	1/19/2007	8851.75	112
4135004513	DANIEL, JERRY E.	17.9	188.53	6019.15	1/20/2007	8995	84
4135004585	DUHIGG II, JOHN F.	17.9	158.46	7643.75	1/27/2007	8825.78	120
4135004651	FORD, TERRY G.	17.9	181.34	5719.85	2/2/2007	8652.22	84
4135004686	SPARACINO, PAMELA L.	17.9	239.25	10953.9	2/5/2007	13325.38	120
4135004769	ZAKOS-ARMSTRONG, SHERYLE	17.9	248.85	11521.87	2/12/2007	13860	120
4135004809	FATHI, ADELINA	17.9	169.67	5490.16	2/16/2007	8095	84
4135004850	MUNOZ, JOSE L.	17.9	172.74	8429.63	2/18/2007	9621	120
4135004890	BECKMAN, PATRICIA	17.9	172.89	6302.33	2/22/2007	8248.91	84
4135004935	LUSK, MICHAEL A.	17.9	250.37	12751.76	2/27/2007	13944.77	120
4135004974	PELZEL, SHEILA	17.9	169.67	5522.8	3/4/2007	8095	84
4135004986	ROMAINE, JEROME S.	17.9	500.18	25209.6	3/5/2007	27858.61	120
4135005044	LASEWICZ, RUSSELL J.	17.9	151.45	7046.95	3/11/2007	8435.29	120
4135005050	ANDERSON, ILONA H.	17.9	313.76	10769.26	3/12/2007	17475.37	120
4135005075	MCLAUGHLIN, SUZANNE	17.9	235.03	11364.2	3/13/2007	13090.45	120
4135005098	CORDOVA, LUIS	17.9	248.58	5206.18	3/16/2007	9810	60
4135005116	SCHUMACHER, JAMES B.	17.9	197.96	6774.96	3/17/2007	9445	84
4135005146	CLAUNCH, LINDA	17.9	130.94	4285.78	3/19/2007	6247.5	84
4135005177	LANE, MELIA F.	17.9	258.45	12026.11	3/21/2007	14395	120
4135005303	BLUE, STEFANIE K.	17.9	207.39	7155.09	4/1/2007	9895	84
4135005311	HAHN, DONALD R.	12.9	364.94	4434.86	4/1/2007	10846.5	36
4135005389	WILLIAMS, CHRISTINE J.	17.9	272.81	12447.47	4/8/2007	15195	120
4135005431	LITTELL, RICHARD W.	17.9	188.53	6090.57	4/12/2007	8995	84
4135005444	CLARK, ALLEN	17.9	140.74	5286.66	4/13/2007	6715	84
4135005476	POWER, MARSHA L.	17.9	196.18	6690.04	4/15/2007	9360	84
4135005480	ALVARADO, DIANNA	17.9	169.67	6229.25	4/15/2007	8095	84
4135005688	BATES, TERRILL L.	17.9	145.34	6906.76	5/2/2007	8095	120
4135005708	NEZ, LEROY	17.9	207.39	7924.83	5/5/2007	9895	84
4135005824	PAPP, BRIGITTE K.	17.9	177.66	7917.1	5/16/2007	9895	120
4135005831	MARTIN, R. SCOTT	17.9	226.13	10715.05	5/19/2007	12595	120
4135005835	VALENZUELA, ANDREA	17.9	130.16	5043.08	5/19/2007	6210	84
4135005897	SPENCER-GERBITZ, PATRICIA	17.9	130.16	3849.13	5/23/2007	6210	84
4135005908	DEAN, JACK L.	17.9	171.9	4423.84	5/26/2007	8201.64	84
4135005960	NAGLE, COLLEEN A.	17.9	231.38	10904.7	5/30/2007	12887.18	120
4135006013	ROBERTS, JENNIFER	17.9	249.57	12689.49	6/3/2007	13900.5	120
4135006019	TRESSLER, MERLE D.	17.9	279.57	13315.65	6/4/2007	15571.48	120
4135006038	SAMUELS, JASON	17.9	182.76	6831.74	6/6/2007	8720	84
4135006039	CASTRO, ARMANDO	17.9	132.46	4738.27	6/6/2007	6320	84
4135006043	RAUSCH, LEE	8.9	288.61	11196.35	6/6/2007	17935	84
4135006044	WELCH, LEROY	17.9	98.19	3018.98	6/6/2007	4685	84
4135006059	STUCCHIO, SUSAN M.	17.9	232.04	11688.4	6/9/2007	12924.24	120
4135006068	LA COURSIERE, BARBARA A.	17.9	292.28	10419.71	6/9/2007	13945	84
4135006094	RHILINGER, RICHARD A.	17.9	170.15	3642.96	6/11/2007	6715	60
4135006139	ROMERO, JOEL A.	17.9	172.86	8197.65	6/16/2007	9628	120
4135006140	CARDENAS, SAM E.	17.9	242.38	11470.3	6/16/2007	13500	120
4135006141	JOHNSON, DARYL W.	17.9	197.97	6668.94	6/16/2007	9445.5	84
4135006208	CHAMBERLAIN, MARK	17.9	301.71	10140.7	6/23/2007	14395	84
4135006261	MAIGNAN, GINA	17.9	169.67	5726.8	6/29/2007	8095	84
4135006288	FLORES, VINCENT JAMES	17.9	299.83	10070.61	7/1/2007	14295.88	84
4135006347	WATKINS, CAROLE M.	17.9	167.32	7781.57	7/6/2007	9319.53	120
4135006356	REYES, EDWARD A.	17.9	311.8	14371.44	7/7/2007	17366.39	120
4135006357	HART, BRIAN D.	17.9	215.8	9701.4	7/7/2007	10296	84
4135006379	JENKINS, JUDY M.	17.9	188.63	6703.2	7/8/2007	9000	84
4135006405	KIRKPATRICK, WADE L.	17.9	194.82	8550.34	7/12/2007	9295	84
4135006467	MARQUES, RAYMOND J.	17.9	245.12	7622.57	7/17/2007	11695	84
4135006557	HUSKA, SCOTT A.	17.9	207.39	7385.86	7/24/2007	9895	84
4135006614	MOJARRO, OSVALDO	17.9	165.32	8082.54	7/31/2007	9207.93	120
4135006629	GUTIERREZ, STANLEY J.	17.9	169.67	7438.12	8/2/2007	8095	84
4135006881	RITZA, JEFFERY	17.9	130.16	4860.53	8/26/2007	6210	84
4135006908	HUBER, FRED J.	17.9	145.34	6578.5	8/29/2007	8095	120
4135006918	COSTIN, ROMNA BEATRICE	17.9	145.34	7786.52	8/31/2007	8095	120
4135006936	MAGAN, ARMANDO	17.9	171.47	8778.1	9/1/2007	9550.61	120
4135006967	JUDD, DAVID	17.9	169.58	8138.61	9/3/2007	9445	120
4135007007	CALDWELL, DENNIS A.	17.9	340.46	15972.86	9/7/2007	18962.74	120
4135007050	GAUTHIER, CHARLOTTE A.	17.9	95.58	2701.63	9/10/2007	4200	72
4135007082	MATYAS, RICHARD O.	16.9	254.31	12199.33	9/14/2007	14686.3	120
4135007098	TAYLOR, BETTY ANN	8.5	128.2	5381.47	9/15/2007	8095	84
4135007104	JUNSAY, JOAN	12.9	229.39	8805.61	9/16/2007	12647.01	84
4135007166	RUIZ, SAMUEL E.	17.9	196.64	6894.81	9/22/2007	9382	84
4135007182	LITTLE, CECILIA	17.9	131.94	4669.8	9/23/2007	6295	84
4135007184	NIETO, ANDREA M.	17.9	173.54	6164.31	9/23/2007	8280	84
4135007205	KEITH, RICK E.	17.9	169.67	7086.02	9/25/2007	8095	84
4135007276	CARLSON, ERIN	17.9	163.99	7919.34	10/3/2007	9134	120
4135007328	GREEN, ELLEN L.	17.9	169.59	8367.16	10/7/2007	9445.5	120
4135007387	ALLEN, MICHAEL H.	17.9	197.97	7413.73	10/13/2007	9445.5	84
4135007476	HARDY, LOUISE	17.9	130.16	4624.67	10/20/2007	6210	84
4135007490	GUTIERREZ, MODESTO	13.5	232.61	6382.29	10/21/2007	10795	66
4135007555	WHEAT, WILLA J.	17.9	62.88	2244.96	10/27/2007	3000	84
4135007643	MERRIAM, CAMERON L.	12.9	280.27	1106.41	11/4/2007	8330	36
4135007697	HOPE, KRISTEN	17.9	258.45	12687.39	11/9/2007	14395	120
4135007704	VIDAL, MANUEL V.	17.9	150.8	6121.64	11/10/2007	7195	84
4135007705	WILLIAMS JR., EWART L.	12.5	137.01	7119.34	11/10/2007	7645	84
4135007711	SALCIDO, MICHAEL M.	17.9	150.8	6072.62	11/10/2007	7195	84
4135007721	VARELA, RENEL	17.9	168.75	7952.13	11/11/2007	9399.18	120
4135007742	DEBOER-AYREY, MELINDA M.	17.9	127.75	4618.47	11/12/2007	6095.06	84
4135007792	BARNEY, JAMES S.	15.5	176.08	9686.75	11/17/2007	10710	120
4135007799	COMON, ANTHONY F.	17.9	185.29	6371.64	11/18/2007	8840.41	84
4135007809	BARRETT, DONNA M.	12.9	130.5	6302.88	11/19/2007	7195	84
4135007828	WALSH, DOUGLAS J.	17.9	150.91	4603.41	11/24/2007	7200	84
4135007884	SHEPHERD, AARON	17.9	130.16	4875.65	11/29/2007	6210	84
4135007919	RICO, SHERI P.	17.9	157.3	7520.97	12/2/2007	8761.32	120
4135007951	JOHNSON, BRADY T.	17	137.84	3295.3	12/5/2007	6745	84
4135007965	HOWARD, TERR T.	17.9	136.24	5982.42	12/8/2007	6500	84
4135007978	MONTANO, ANDRES R.	14.9	129.78	6169.91	12/9/2007	6745	84
4135007995	HETRICK, BRIAN	17.9	160.17	8068.51	12/11/2007	8921.09	120
4135008075	DEAN, DENNIS NEAL	17.9	197.96	8884.43	12/22/2007	9445	84

PREMIERE DEVELOPMENT INCORPORATED
CUSTOMER NOTES RECEIVABLE
SUBJECT TO ASSIGNMENT OF RELATED DEED OF TRUST TO TEXTRON FINANCIAL CORPORATION

CONTRACT NUMBER	NAME	INTEREST RATE	PAYMENT AMOUNT	CURRENT BALANCE	CONTRACT DATE	ORIGINAL LOAN AMOUNT	ORIGINAL TERM
4135008222	RYAN, JOSEPH	12.5	128.94	6569.11	1/12/2008	7195	84
4135008223	JONES, SCOTT F.	12.5	128.94	5304.86	1/12/2008	7195	84
4135008313	MOORE, STEPHEN C.	17.9	150.8	6679.4	1/20/2008	7195	84
4135008380	MORGAN, THOMAS	17.9	67.97	1446.02	1/29/2008	3000	48
4135008427	O’BITZ, SANDRA Y.	17.37	129.99	4947.16	2/6/2008	6295	84
4135008438	DOYLE, TIM	8	97.53	1729.04	2/9/2008	3995	48
4135008447	JENSEN, CODY W.	17.9	150.8	6630.45	2/9/2008	7195	84
4135008489	GASTELLUM, RICHARD M.	6.9	288.93	11059.39	2/15/2008	16995	72
4135008494	SMITH, WAYNE E.	12.5	280.89	8584.82	2/16/2008	13357.98	66
4135008503	CRILL, BERNERD L.	8.9	166.72	6815.19	2/16/2008	10395	84
4135008508	LATTIN IV, GEORGE T.	17.9	136.24	4708.95	2/17/2008	6500	84
4135008515	LUNSFORD, JODI	15.9	300.94	11311.07	2/17/2008	15195	84
4135008529	MEGDAL, FELICIA	17.9	85.56	1532.52	2/18/2008	3000	50
4135008562	NOLAN, JEFFREY A.	17.9	150.8	5610.24	2/22/2008	7195	84
4135008565	GUEFFROY, GARRY R.	12.5	128.94	5592.08	2/22/2008	7195	84
4135008572	ISHIKAWA, CALVIN M.	16.9	86.32	3668.28	2/23/2008	3690	72
4135008573	DURBAND, DONOVAN	12.5	128.94	5550.46	2/23/2008	7195	84
4135008580	APOLLONIO, HOWARD	17.9	152.79	5761.46	2/23/2008	7290	84
4135008638	WOLF, KALYN	13.9	174.9	9206.11	3/2/2008	11308.43	120
4135008649	JORDAN, DEREK R.	17.9	169.9	6031.11	3/3/2008	8105.96	84
4135008679	VIOLA, DENISE C.	17.9	207.39	8096.26	3/6/2008	9895	84
4135008744	KROLIK, JANICE L.	17.9	158.45	5985.08	3/12/2008	7560	84
4135008799	BRITTON, TOMAS	17.9	150.81	5730.18	3/18/2008	7195.5	84
4135008845	IGONO, ALICE J.	17.9	131.94	6113.04	3/22/2008	6295.02	84
4135008857	WOLITSKI, BOBBY M.	17.9	169.67	6588.19	3/24/2008	8095	84
4135008877	PACHECO, ROLANDO	17.9	108.88	4174.01	3/25/2008	5195	84
4135008887	LINDELL, RICHARD A.	17.9	130.16	5337.86	3/27/2008	6210	84
4135008894	GROPPER, CY A.	17.9	189.01	4214.76	3/28/2008	7459.35	60
4135008943	MALOTT, DEBRA K.	17.9	207.39	8498.95	4/2/2008	9895	84
4135009012	NANCE, GRACE	17.9	322.6	16593.34	4/11/2008	17968.2	120
4135009025	PARRAZ, DANIEL	17.9	282.62	14055.56	4/12/2008	15740.92	120
4135009067	JARLEGO-SMITH, JOSEPHINE	12.5	128.94	5295.89	4/14/2008	7195	84
4135009074	FEHRMANN, ESTHER	0	270.83	1895.85	4/16/2008	3250	12
4135009091	STOREY, DEBRA L.	17.9	113.18	5050.84	4/19/2008	5400	84
4135009092	ODYA, FRANCIS R.	17.9	131.94	371.92	4/19/2008	6295	84
4135009160	COLLINS, JOSHUA L.	17.9	131.94	5930.87	4/26/2008	6295	84
4135009165	UIHLEIN, JAMES	17.5	130.47	5348.01	4/26/2008	6295	84
4135009173	STARKS, BRENDA	17.9	150.8	5762.39	4/27/2008	7195	84
4135009180	JENNINGS, CASEY P.	12.9	120.96	2478.46	4/27/2008	3595	36
4135009188	LYON, DAVID	17.9	181.18	7012.71	4/28/2008	8644.5	84
4135009248	ALLEN, LISA G.	12.5	128.94	5521.39	5/4/2008	7195	84
4135009266	FLACCUS III, E. WILLIAM	17.9	119.47	5167.4	5/6/2008	5700	84
4135009273	BINDAS, KATHY	17.9	207.5	7998.38	5/7/2008	9900	84
4135009313	LARISON, SANDRA S.	12.9	140.45	2764.59	5/12/2008	5245	48
4135009316	TUE, DAVID	17.9	115.07	4201.34	5/13/2008	5490	84
4135009338	RANDKLEV, TOM	17.9	167.42	8433.25	5/17/2008	9325	120
4135009339	HERNANDEZ, RAMON H.	16.9	150.91	7564.12	5/17/2008	8715	120
4135009342	RAMIREZ, JUDITH A.	17.9	131.94	5097.38	5/17/2008	6295	84
4135009348	GOSS, TANYA	17.9	131.94	5152.47	5/18/2008	6295	88
4135009349	RODRIGUEZ ARMENTA, NANCY	17.9	149.02	6842.38	5/18/2008	7110	84
4135009378	LEEK, RICHARD	17.9	113.18	5400	5/21/2008	5400	84
4135009390	MCINTYRE, DAVID J.	17.9	150.8	6012.4	5/23/2008	7195	84
4135009411	FISHER, NORVA L.	17.9	191.93	9192.46	5/25/2008	10690	120
4135009417	PORTILLO RAMIREZ, MANUEL GERONIN	17.9	205.61	7958.81	5/25/2008	9810	84
4135009418	HOFFMAN-CARROLL, O’DETTE	17.9	162.22	7239.62	5/25/2008	7740	84
4135009441	BRADLEY, TARA	17.9	150.81	5805.29	5/28/2008	7195.5	84
4135009447	MAXWELL, CAMILLE	17.9	131.94	5367.52	5/28/2008	6295	84
4135009453	HAWBAKER, EMILY	17.9	226.26	10245.02	5/29/2008	10795	84
4135009454	MAVES, MATTHEW	17.9	113.18	4689.21	5/29/2008	5400	84
4135009501	GOODMON, DAVID R.	17.9	182.87	6947.31	6/4/2008	8725	84
4135009507	KUCZORA, ELMA	17.9	258.46	14026.83	6/6/2008	14395.5	120
4135009513	PLANTIN, LYLE R.	17.9	377.16	16986.32	6/7/2008	17995	84
4135009544	O’DONNELL, ALICE	17.9	271.41	11741.18	6/9/2008	13803.5	96
4135009549	MURPHY, MARGARET S.	17.9	131.94	5152.35	6/9/2008	6295	84
4135009557	CLOSE, MARK	17.9	150.81	5864.75	6/10/2008	7195.5	84
4135009561	MARTINEZ, VIOLA	17.9	132.46	5523.14	6/11/2008	8320	84
4135009567	PETRUSA, JOSEPH A.	17.9	156.57	7204.21	6/12/2008	7470	84
4135009573	CLAYTON-CHOATE, CHASITY	17.9	150.8	7195	6/13/2008	7195	84
4135009575	MCCLINTON, JENNIFER M.	17.9	230.68	11926.37	6/13/2008	12836.1	120
4135009578	PESQUEIRA, RAYMOND F.	17.9	242.29	4828.15	6/14/2008	13495	120
4135009586	TIRADO, ROBERT	8.9	187.57	10820.11	6/15/2008	11695	84
4135009608	BERISH, JOYCE	17.9	199.64	8493.39	6/17/2008	9524.98	84
4135009611	VEIN, RICHARD	17.9	320.58	12385.89	6/17/2008	15295.5	84
4135009629	PARKER, MARY F.	17.9	226.26	7987.43	6/20/2008	10795	84
4135009630	BIESCHKE, BRIAN	16.9	236.69	12939.31	6/21/2008	13668.78	120
4135009633	DYAS, RICAVELLE M.	17.9	226.36	9204.29	6/21/2008	10800	84
4135009666	WEIERMANN, PENNY	12.9	223.74	2293.29	6/23/2008	6650	36
4135009673	ROMO JR., LUIS F.	17.9	234.44	9033.01	6/24/2008	11185.39	84
4135009688	PHAGAN, THOMAS G.	17.9	198.07	7735.4	6/26/2008	9450	84
4135009698	LUND, MARVIN K.	17.9	263.98	11527.23	6/28/2008	12595	84
4135009707	BERRY, MIA	17.9	188.53	7846.67	6/29/2008	8995	84
4135009716	KAGAN, DEBRA L.	17.9	198.07	8434.68	6/30/2008	9450	84
4135009717	THOMAS, CHRISTOPHER	17.9	131.94	8139.39	6/30/2008	6295	84
4135009722	MARTIN, CHARLES	17.9	198.07	7816.05	6/30/2008	9450	84
4135009739	RADTKE, GINA M.	17.9	141.37	6578.27	7/1/2008	6745	84
4135009746	WILLIAMS, VICTOR	17.9	111.29	5144.69	7/3/2008	5310	84
4135009781	NICHOLS, KEN	17.9	198.07	8838.98	7/7/2008	9450	84
4135009782	WHALEN, CARMELITA DOLORES G.	17.9	198.07	9450	7/7/2008	9450	84
4135009819	LOYD, ERIC T.	17.9	212.21	8287.53	7/13/2008	10125	84
4135009828	YOUNG, WILLIAM J.	17.9	292.38	11542.25	7/13/2008	13950	84
4135009834	CATALANO, ANTHONY F.	17.9	126.7	3501.65	7/14/2008	5000	60
4135009838	NOONAN, PATRICIA	17.9	160.34	6261.59	7/14/2008	7650	84
4135009845	AHUMADA, TERESA	17.9	113.18	4423.75	7/15/2008	5400	84
4135009857	OCHOA, MARTIN	17.9	149.02	7067.03	7/16/2008	7110	84
4135009862	CONTRERAS, JUANITA M.	17.9	198.07	9276.1	7/17/2008	9450	84
4135009866	YOUNG, SHARYL G.	12.9	293.16	5250.57	7/17/2008	8713.25	36
4135009868	SLOBODA, GARY J.	17.9	150.8	6175.9	7/18/2008	7195	84
4135009878	SMITH, HAROLD W.	17.9	161.59	8157.84	7/19/2008	9000	120
4135009880	HAVENS, SKY MICHAEL	17.9	141.57	5505.4	7/19/2008	6754.5	84
4135009881	AARONSON, TODD	17.9	311.25	14031.05	7/19/2008	14850	84
4135009900	ARION, DAVID	17.9	131.94	5564.91	7/20/2008	6295	84
4135009910	ROMO, ROBYN K.	17.9	91.01	3229.06	7/21/2008	4000	72
4135009916	MILLER, LAURA	17.9	165.05	6534.98	7/22/2008	7875	84
4135009929	MCKIERNAN, JOIE B.	17.9	90.75	3700.06	7/23/2008	4330	84
4135009933	STERMER, MARLA	17.9	198.07	7816.31	7/24/2008	9450	84

PREMIERE DEVELOPMENT INCORPORATED
CUSTOMER NOTES RECEIVABLE
SUBJECT TO ASSIGNMENT OF RELATED DEED OF TRUST TO TEXTRON FINANCIAL CORPORATION

CONTRACT NUMBER	NAME	INTEREST RATE	PAYMENT AMOUNT	CURRENT BALANCE	CONTRACT DATE	ORIGINAL LOAN AMOUNT	ORIGINAL TERM
4135009936	KELLY, STEPHEN	17.9	383.16	19486.44	7/24/2008	21340.88	120
4135009939	ARBIZU, JESSE B.	17.9	289.54	14578.49	7/25/2008	16126.5	120
4135009951	DAVIS, ANA C.	17.9	203.1	8414.52	7/26/2008	9690	84
4135009952	POTTER, MARILYN	17.9	150.91	5922.88	7/26/2008	7200	84
4135009970	CONLEY, LOUIS F.	17.9	160.34	6242.58	7/28/2008	7650	84
4135009972	MADSEN, VERNISE	14.9	294.38	13590.13	7/28/2008	15300	84
4135009976	WESTON, KATHLEEN	17.9	129.95	5085.23	7/28/2008	6200	84
4135009981	JAUREGUI, DORA	17.9	134.14	5293.61	7/29/2008	6400	84
4135009991	VONDERAU, DONALD PATRICK	17.9	150.91	6168.97	7/29/2008	7200	84
4135010011	WOLFF, RUDOLPH R.	17.9	150.8	5988.68	8/2/2008	7195	84
4135010026	SPRAVKA, JOHN J.	17.9	207.5	8554.09	8/3/2008	9900	84
4135010033	PRICE, CINDY	17.9	196.18	7658.76	8/3/2008	9360	84
4135010037	ABDUL-HAKIM, YUSUF K.	17.9	187.61	9934.9	8/4/2008	10449.19	120
4135010051	FRANKO, TOM	17.9	116.79	1533.63	8/5/2008	6485	119
4135010053	MCLOY JR., JESSE R.	17.9	91.34	3101.91	8/5/2008	4357.94	84
4135010062	RIGGS, RANDIESIA	17.9	264.09	10269.37	8/6/2008	12600	84
4135010064	TOMPKINS, THOMAS H.	17.9	168	8358.26	8/7/2006	9357.13	120
4135010065	STERLING, KEVIN J.	17.9	158.45	6317.38	8/7/2008	7560	84
4135010069	KLOCK, JULIA CATHY	17.9	471.58	8000.7	8/7/2008	22500	84
4135010070	GILMAN, ROSANNE	17.9	131.94	5206.75	8/7/2008	6295	84
4135010079	KING, CHRISTOPHER M.	17.9	207.39	8184.59	8/8/2008	9895	84
4135010089	GRAHAM, PHILIP	17.9	152.03	4299.12	8/9/2008	6000	60
4135010094	SIMPKINS, PETER	17.9	125.76	4949.58	8/10/2008	6000	84
4135010095	LOPEZ, SAM	17.9	160.34	7259.28	8/10/2008	7650	84
4135010133	KARLSSON, LARS M.	17.9	176.13	39.44	8/13/2008	9810	120
4135010144	PALMER, JOSEPH E.	17.9	339.44	11059.66	8/16/2008	16195	84
4135010145	PERALTA, MANUEL EFREN	0	291.25	2912.5	8/16/2008	3495	12
4135010163	JORGENSEN, GEORGE	17.9	603.63	25530.59	8/17/2008	28800	84
4135010164	JORGENSEN, GEORGE	17.9	603.63	25530.59	8/17/2008	28800	84
4135010181	GECHMAN, MARVIN C.	16.9	267.67	13195.37	8/20/2008	15457.81	120
4135010189	BELL, MARY	17.9	216.93	9384.16	8/22/2008	10350	84
4135010200	WELLS, DENIS	17.9	112.97	2258.4	8/23/2008	5390	84
4135010207	WITHERS, ROBERT H.	17.9	603.63	26323.57	8/24/2008	28800	84
4135010210	ROMANIK, PETER B.	17.9	339.44	13548.27	8/24/2008	16195	84
4135010211	WILLS, RONALD F.	17.9	83.84	3342.51	8/25/2008	4000	84
4135010213	BAJARDI JR., BERNARD P.	17.9	149.02	5941.18	8/25/2008	7110	84
4135010220	SINTICH, MARY ANN	17.9	339.54	13522.35	8/25/2008	16200	84
4135010231	THACKER, MARK	17.9	158.45	6371.07	8/27/2008	7560	84
4135010232	HINKLE, RICHARD CARL	17.9	177.36	8827.13	8/27/2008	9878.43	120
4135010240	HARRISON, JOHN F.	17.9	167.67	5773.19	8/29/2008	8000	84
4135010242	PEJ, GIILLERMO	17.9	165.27	8884.18	8/29/2008	9205.1	120
4135010244	ASK, MARILYN J.	17.9	113.18	4526.68	8/29/2008	5400	84
4135010258	RIVERS, NANCY	17.9	207.5	8224.11	8/30/2008	9900	84
4135010260	SAGER, DEANE H.	17.9	235.79	7743.43	8/31/2008	11250	84
4135010262	HANSEN, SCOTT	17.9	193.75	9788.22	8/31/2008	10791.2	120
4135010278	QUINTERO, JORGE L.	17.9	132.46	5334.93	9/1/2008	5320	84
4135010283	MARTINEZ, CELESTINO	17.9	207.5	9840.17	9/1/2008	9900	84
4135010296	SALDATE, JOHNNY	17.9	318.79	12807.89	9/4/2008	15210	84
4135010305	MARKS, MARNI	17.9	150.22	4000	9/6/2008	7167	84
4135010306	YARMY, STEVEN L.	17.9	255.31	13045.91	9/6/2008	14220	120
4135010339	VALITZSKI, PAUL J.	17.9	208.65	10660.66	9/9/2008	11621	120
4135010364	HOLLEY, MELVIN T.	17.9	204.67	11077.9	9/13/2008	11399.58	120
4135010368	LIM, DANA ROBIN	17.9	205.61	8279.67	9/14/2008	9610	84
4135010370	VANNETT, ANGELA	17.9	125.47	5071.83	9/14/2008	5986.36	84
4135010412	VILLAFLORES, ELY V.	8.9	268.61	14302.22	9/20/2008	17995	84
4135010421	RAMOS, DAWN	17.9	123.08	4505.52	9/21/2008	5492.87	74
4135010422	RIOJAS, RICHARD A.	17.9	149.02	6117.25	9/21/2008	7110	84
4135010454	LEE, DAVID	17.9	207.5	8339.68	9/24/2008	9900	84
4135010465	VILLAVICENCIO, ESPERANZA D.	17.9	209.76	10555.7	9/26/2008	11683.24	120
4135010475	RICE, JERRIE	17.9	198.07	7975.69	9/27/2008	9450	84
4135010505	KLEIN, TIM	12.9	277.33	6239.71	10/1/2008	8242.5	36
4135010524	TANG, CHRISTOPHER	17.9	85.41	2978.6	10/5/2008	4000	81
4135010535	ALVAREZ, DEREK	12.9	175.03	7440.95	10/5/2008	9650	84
4135010536	GRIMES, CHRISTOPHER E.	17.9	209.59	9140.13	10/5/2008	10000	84
4135010546	DEMARTINO, BILL	17.9	167.67	7426.76	10/6/2008	8000	84
4135010550	GARMENT, STANLEY J.	17.9	207.39	8243.27	10/7/2008	9895	84
4135010558	HEIMANN, JAYNE HELEN	17.9	113.08	4440.84	10/7/2008	5395	84
4135010590	SOMODEAN, LUCIA	17.9	324.45	13289.36	10/11/2008	15480	84
4135010594	MARTINEZ SR., STEVE G.	17.9	151.22	6307.85	10/11/2008	7690.87	96
4135010612	KRISTY, HELEN S.	17.9	198.07	8530.75	10/14/2008	9450	84
4135010639	WILLIAMS, HELENE G.	17.9	113.18	4605.78	10/16/2008	5400	84
4135010648	FLOYD, HARRINGTON	17.9	158.45	6443.01	10/17/2008	7560	84
4135010650	KRANTZ, MICHAEL L.	12.5	134.41	6116.87	10/17/2008	7500	84
4135010654	COLLAR, COLLEEN	17.9	152.79	6208.31	10/18/2008	7290	84
4135010680	COOPER, GARY W.	17.9	224.83	9142.09	10/21/2008	10727	84
4135010698	RAKOW, NATALIE A.	17.9	113.08	4597.71	10/23/2008	5395	84
4135010709	SALAZAR, OSCAR	17.9	224.89	11643.21	10/24/2008	12525.88	120
4135010727	COOK, PAMELA	17.9	122.61	5323.15	10/27/2008	5850	84
4135010735	PURDOM, JUDITH J.	17.9	246.48	10022.48	10/29/2008	11760	84
4135010757	MIHALCHICK, KATHLEEN	10.9	368.71	17645.87	11/1/2008	21600	84
4135010763	RYAN, ROBERT G.	12.9	195.8	8927.13	11/2/2008	10795	84
4135010771	BETHUNE, MARY	10.9	129.05	5176.19	11/3/2008	7560	84
4135010788	KEENAN, THOMAS J.	17.9	160.34	7442.76	11/4/2008	7650	84
4135010803	WARD, ANNE	17.9	318.98	14923.51	11/8/2008	15219	84
4135010824	WILLIAMS, STEPHEN R.	17.9	149.02	5883.93	11/9/2008	7110	84
4135010828	KNOX, WILLIAM H.	17.9	111.29	4295.17	11/10/2008	5310	84
4135010859	KRUEGER, JOHN S.	17.9	198.66	10048.38	11/14/2008	11064.66	120
4135010877	RIDDLE, DONALD R.	17.9	205.61	8440.28	11/16/2008	9810	84
4135010879	JOHNSON, SANDRA K.	17.9	235.69	9674.89	11/16/2008	11245	84
4135010908	BROWN, JERRY BENJAMIN	17.9	149.02	6117.25	11/19/2008	7110	84
4135010958	LOWE, DAVID L.	17.9	188.53	8995	11/24/2008	8995	84
4135011005	OLSON, C. REX	16.9	415.26	22502.33	12/2/2008	23979.98	120
4135011010	WHITE, JEFFERY C.	17.9	153.54	8289.39	12/2/2008	8551.91	120
4135011023	HUBBARD, MARILYN FRENCH	17.9	188.53	7739.02	12/4/2008	8995	84
4135011034	WHARTON, JEFF	14.9	297.85	13116.79	12/6/2008	15480	84
4135011064	MACK, MARY	17.9	130.89	5388.87	12/9/2008	6245	84
4135011104	NEFF, KEITH	12.9	142.83	6655.87	12/16/2008	7875	84
4135011105	WARREN, SCOTT	17.9	197.96	6850.56	12/16/2008	9445	84
4135011127	TALATZKO, LISA	17.9	111.29	4611.12	12/20/2008	5310	84
4135011135	SNOWDEN, TRACY	17.9	282.68	14670.14	12/21/2008	15744.26	120
4135011156	BAAS, JOHN	17.9	111.08	4713.29	12/24/2008	5300	84
4135011158	ELLIOTT, ANTHONY J.	17.9	160.34	6563.11	12/24/2008	7650	84
4135011164	IMLAH, ANTHONY	17.9	116.95	5030.8	12/26/2008	5580	84
4135011166	ROACH, DON	17.9	160.52	8346.24	12/27/2008	8940.28	120
4135011169	GOMEZ, RENE G.	17.9	154.64	8043.05	12/27/2008	8613	120

PREMIERE DEVELOPMENT INCORPORATED
CUSTOMER NOTES RECEIVABLE
SUBJECT TO ASSIGNMENT OF RELATED DEED OF TRUST TO TEXTRON FINANCIAL CORPORATION

CONTRACT NUMBER	NAME	INTEREST RATE	PAYMENT AMOUNT	CURRENT BALANCE	CONTRACT DATE	ORIGINAL LOAN AMOUNT	ORIGINAL TERM
4135011201	SHANLEY, RUTHANN	17.9	137.49	5541.53	12/29/2008	6560	84
4135011209	MC MILLEN, ARNOLD	17.9	291.53	16041.27	12/30/2008	16243.1	120
4135011215	WESTOVER, NEIL K.	17.9	116.95	5346.37	12/30/2008	5580	84
4135011221	APOSTOLIK, THOMAS M.	17.9	450.62	18670.44	1/2/2009	21500	84
4135011241	SULJAK, JANET T.	16.9	194.1	10457.55	1/4/2009	11209.18	120
4135011244	POWER, DEBORAH JANE	17.9	149.02	6174.18	1/4/2009	7110	84
4135011272	JULIUSSON, PAUL D.	0	254.17	3050	1/10/2009	3050	12
4135011283	MUNDEN, RICHARD C.	17.9	130.16	5250.44	1/12/2009	6210	84
4135011291	DAWSON, DEBORAH J.	17.9	129.95	5755.67	1/15/2009	6200	84
4135011308	SURATOS, CELSO E.	17.9	104.8	4451.35	1/17/2009	5000	84
4135011328	KYLE, SYD	17.9	205.61	8596.21	1/18/2009	9810	84
4135011348	LEHMAN, ANGELA M.	17.9	129.95	5432.8	1/22/2009	6200	84
4135011351	BROGDON, YVONNE	17.9	220.26	12036.04	1/23/2009	12268.15	120
4135011357	DUNN, PAUL M.	17.9	270.14	14169.09	1/24/2009	15048.12	120
4135011362	DAVIS, ARNOLD	17.9	150.8	7195	1/25/2009	7195	84
4135011391	HENSCEY, MICHAEL	17.9	224.26	10226.65	1/30/2009	10700	84
4135011402	HURLEY, JAMES E.	17.9	337.65	14116.86	1/31/2009	16110	84
4135011411	HERNANDEZ, ART	17.9	230.13	9621.53	2/2/2009	10980	84
4135011422	MC ROBERTS, LYNNE E.	17.9	116.95	4889.61	2/4/2009	5580	84
4135011431	MAPLE, MARY	17.9	149.02	6230.27	2/7/2009	7110	84
4135011446	FLATT, JAMES E.	17.9	113.08	4768.75	2/8/2009	5395	84
4130210237	ESCLANTE RIVERA, JULIO CESAT	17.9	229.07	333.12	7/22/2005	9040	60
4130210251	JIMENEZ ORNELAS, ROBERTO	17.9	180.42	761.7	9/29/2005	7120	60
4130210255	SYMONDS FELIX, JOSE V.	17.9	279.75	1077.43	10/27/2005	11040	60
4130210286	RAMIREZ INZUNZA, MARIO	17.9	172.31	4752.73	7/24/2006	6800	60
4130210287	HERNANDEZ MADERA, JOSE REFUGIO	17.9	172.31	2272.15	7/24/2006	6800	60
4130210297	VILLALOBOS OLIVAS, JOSE	17.9	182.77	7286.54	7/28/2006	8720	84
4130210298	VALDEZ IBARRA, ERNESTO	17.9	132.47	3820.32	7/28/2006	6320	84
4130210300	AVALOS MENDOZA, ROBERTO	17.9	132.47	5280.95	7/28/2006	6320	84
4130210312	RAMIREZ PAREDES, JORGE E	17.9	172.31	2515.46	9/20/2006	6800	60
4130210313	VANEGAS ANSOTEGUI, JESUS	17.9	172.31	2435.94	9/20/2006	6800	60
4130210314	MORALES LEON, LAMBERTO	17.9	172.31	2463.93	9/20/2006	6800	60
4130210317	TRUJILLO FELIX, REYNALDO	17.9	132.47	4008.34	9/20/2006	6320	84
4130210324	CAMARENA CASTELLANOS, CONCEPCI	17.9	212.85	3033.51	10/9/2006	8400	60
4130600131	GOMEZ ALBARRAN, ALEJANDRO	15.9	269.26	3958.63	12/23/2002	13595	84
4130600760	OLIVERO H., ANA MARIA	16.9	108.54	3970.9	8/22/2004	6268	120
4130600934	COTA MUNOZ, GILBERTO	16.9	175.24	3429.06	4/24/2005	8599.01	84
4130601008	CHAVEZ ORTIZ, ALBERTO	17.9	132.47	2758.71	6/22/2005	6320	84
4130601031	AMPARAN, FELIPE	17.9	166	3950.06	7/4/2005	7920	84
4130601037	HERNANDEZ M., MARIA TERESA	17.9	165.58	3752.28	7/10/2005	7900	84
4130601061	NUJZ C., VICENTE RICARDO	17.9	249.84	5330.54	7/26/2005	11920	84
4130601161	COVARRUBIAS P., ALBERTO JAVIER	17.9	132.47	4074.59	10/15/2005	6320	84
4130601202	TAPIA GARDNER, ENGUERRANDO O.	17.9	271.35	12729.44	12/3/2005	15113.13	120
4130601207	RIVERA O., JESUS ANTONIO	17.9	160.15	893.71	12/5/2005	6320	60
4130601250	ORTEGA, RICARDO A	17.9	135.02	6479.72	2/19/2006	7520	120
4130601259	FIGUEROA M., ABELARDO	17.9	132.47	4290.87	3/12/2006	6320	84
4130601299	CARLOS MELENDEZ, FRANCISCO J.	17.9	200.69	4969.2	4/9/2006	7920	60
4130601310	MONTOYA, CAROLINA	17.9	299.51	6004.73	4/19/2006	11820	60
4130601325	HERNANDEZ. BEATRIZ	17.9	249.84	9559.41	4/29/2006	11920	84
4130601327	CABALLERO V., GUILLERMO A.	17.9	174.39	4517.57	4/30/2006	8320	84
4130601376	AROCHI, SARA MARITZA	17.9	166	5776.63	6/18/2006	7920	84
4130601405	MAYTORENA, OMAR	17.9	160.15	2440.71	7/5/2006	6320	60
4130601406	AVILEZ LORETO, MAGNOLIA	17.9	160.15	1630.1	7/5/2006	6320	60
4130601412	VIATER RUBIO, HENRY RICHARD	17.9	233.16	6480.86	7/8/2006	11124	84
4130601413	SERVIN DE LA MORA, RAMON ARTURO	17.9	302.05	3790	7/9/2006	11920	60
4130601431	BELTRAN E., JORGE A.	17.9	160.15	2607.51	7/22/2006	6320	60
4130601437	GOMEZ PUENTE, RAMON	17.9	312.18	4151.27	7/26/2006	12320	60
4130601440	ENCINAS J., RAMON HECTOR	17.9	210.83	2359.46	8/1/2006	8320	60
4130601524	ANGUIANO OROZCO, JESUS	17.9	291.16	8489.87	10/2/2006	13891.5	84
4135004294	CASTAL, JORGE A.	17.9	132.46	4040.8	12/31/2006	6320	84
4135004309	RICARDEZ LOURDES, FCO.JAVIER COR	17.9	252.19	7692.87	1/2/2007	12032.28	84
4135004602	RAMOS DURAN, RINGO	17.9	132.46	4111.93	1/28/2007	6320	84
4135004747	ENRIQUEZ MORENO, LAURA ELENA	17.9	129.11	4143.26	2/11/2007	6160	84
4135004821	DE LATORRE S., ESTEBAN	17.9	132.46	5391.26	2/17/2007	6320	84
4135005127	NUJZ WONG, JOEL	17.9	115.7	3956.42	3/18/2007	5520	84
4135005371	FRANCO, HECTOR	17.9	129.11	4224.11	4/6/2007	6160	84
4135005376	RAMIREZ Q., MA.DE LOS ANGELES	17.9	182.76	7775.69	4/6/2007	8720	84
4135005416	MONTOYA, LUIS ENRIQUE	17.9	115.7	3899.86	4/10/2007	5520	84
4135005419	PUJOL R., RODOLFO	17.9	182.76	5974.43	4/11/2007	8720	84
4135005466	TAPIA LOPEZ, CESAR	17.9	182.76	6143.05	4/14/2007	8720	84
4135005699	GARZA OSORNIO, JUAN F.	17.9	241.23	4223.63	3/12/2007	9520	60
4135005728	CUMMING MEXIA, CARLOS	17.9	132.46	5029.55	5/6/2007	6320	84
4135005805	TORRES, VALENTIN LEON	17.9	125.65	4360.51	5/14/2007	5995	84
4135006063	SALGUERO, SERGIO	17.9	207.92	6567.64	6/9/2007	9920	84
4135006263	CHAVEZ HERNANDEZ, JOSUE L.	17.9	132.47	5537.84	6/29/2007	6320	84
4135006264	BOUZA MOLINA, WILBERTO J.	17.9	199.54	6804.08	6/29/2007	9520	84
4135006298	LOPEZ M., FRANCISCO OCTAVIO	17.9	199.53	6578.81	7/1/2007	9520	84
4135006349	LEMAS, BERTHA JULIA	17.9	191.15	7881.15	7/6/2007	9120	84
4135006489	BONILLAS F., JESUS FERNANDO	17.9	132.46	5776.54	7/20/2007	6320	84
4135006564	NAVA DE LA MORA, ROSE IVETTE	12.9	388.25	6605.91	7/25/2007	11480	36
4135006621	GASTELUM H., JULIO J.	17.9	191.8	6633.47	8/1/2007	9151	84
4135006698	PASOS, MARTIN	17.9	132.46	5968.91	8/10/2007	6320	84
4135006728	ANGULO SAAVEDRA, EDITH J.	17.9	132.55	4798.66	8/12/2007	6324	84
4135006732	ESQUER, JESUS LEOPOLDO	17.9	308.52	12423.78	8/12/2007	14720	84
4135007037	URIAS, JESUS LAURO	17.9	274.99	10577.73	9/9/2007	13120	84
4135007708	CASTANEDA FELIX, EDUARDO A.	12.9	195.51	776.68	11/10/2007	5810.68	36
4135007907	FLORES AVILA, MARIA DEL CARMEN	17.9	332.45	9400.57	12/1/2007	13120	60
4135008416	CUELLAR H., ALFREDO	17.9	384.87	17046.79	2/4/2008	18362.64	84
4135008440	MEZA LOPEZ, LUIS MANUEL	17.9	406.83	18680.03	2/9/2008	19410.56	84
4135008911	SANCHEZ CAL Z, ROBERTO ALFONSO	17.9	115.78	5279.58	3/30/2008	5524	84
4135008918	GOMEZ CORTEZ, JORGE	17.9	207.92	7855.22	3/30/2008	9920	84
4135008923	MELO SALAZAR, ADAMINA	17.9	288.35	7978.34	3/31/2008	11379.79	60
4135009049	GASTELUM, RAMON ALBERTO	17.9	132.46	5186.28	4/13/2008	6320	84
4135009143	SALAZAR ROCA, LUIS GUSTAVO	17.9	132.46	5077.65	4/23/2008	6320	84
4135009244	GOMEZ EGURROLA, JOSE ARTURO	17.9	132.46	5061.6	5/4/2008	6320	84
4135009259	BALDENEBRO HEREDIA, RENE	17.9	199.53	8192.78	5/5/2008	9520	84
4135009298	RODRIGUEZ ROMERO, AGUSTIN	17.9	201.21	8912.9	5/11/2008	9600	84
4135009302	VERGARA DANIEL, MANUEL	17.9	182.76	8334.21	5/11/2008	8720	84
4135009355	ARAGON NORIEGA, EUGENIO ALBERTC	17.9	220.96	7091.13	5/18/2008	8720	60
4135009463	MACIAS, JOSE JUAN	17.9	132.46	5822.36	5/31/2008	6320	84
4135009524	MONJARAZ ALEMAN, ABEL	17.9	220.96	6186.96	6/7/2008	8720	60
4135009525	TELLEZ V., HECTOR A.	17.9	132.46	5478.59	6/7/2008	6320	84
4135009531	RIVERA LOPEZ, IMELDA	17.9	182.76	8156.25	6/8/2008	8720	84
4135009579	BARBA MUNGUIA, FABIOLA	17.9	132.46	6243.05	6/14/2008	6320	84
4135009584	OSORIO ACOSTA, GUADALUPE	17.9	191.15	8401.57	6/14/2008	9120	84

PREMIERE DEVELOPMENT INCORPORATED
CUSTOMER NOTES RECEIVABLE
SUBJECT TO ASSIGNMENT OF RELATED DEED OF TRUST TO TEXTRON FINANCIAL CORPORATION

CONTRACT NUMBER	NAME	INTEREST RATE	PAYMENT AMOUNT	CURRENT BALANCE	CONTRACT DATE	ORIGINAL LOAN AMOUNT	ORIGINAL TERM
4135009590	CANCHOLA GALVEZ, LUIS ALONSO	17.9	132.46	6203.71	6/15/2008	6320	84
4135009663	MANRIQUE, CARLOS	17.9	182.76	8509.92	6/23/2008	8720	84
4135009706	GARCIA BAUTISTA, SALVADOR CARLOS	17.9	182.76	8275.77	6/29/2008	8720	84
4135009709	BENITEZ CHAVEZ, SERGIO J.	17.9	249.59	6766.9	6/29/2008	9850.09	60
4135009731	MOLINA E., HECTOR R.	17.9	305.64	16610.23	7/1/2008	17023.59	120
4135009824	SAUCEDO ACUD, ADOLFO	17.9	132.46	5262.89	7/13/2008	6320	84
4135009856	VALENZUELA, TRINIDAD	17.9	182.76	8391.81	7/16/2008	8720	84
4135009882	ARAIZA SERRANO, JOSE RICARDO	17.9	132.46	5502.12	7/19/2008	6320	84
4135009889	PEREZ MEDINA, JOSE RAUL	17.9	191.15	8964.48	7/19/2008	9120	84
4135009898	GARCIA MARQUEZ, RUBEN	17.9	220.96	8363.22	7/20/2008	8720	60
4135009919	DUARTE NORIEGA, RAMON ANGEL	17.9	115.7	4879.8	7/22/2008	5520	84
4135009940	RZYSKO G., ZYGFRYD	17.9	242.74	12362.52	7/25/2008	13520	120
4135009985	VIZCARRA SANCHEZ, MARTIN RAMON	17.9	182.76	8171.25	7/29/2008	8720	84
4135010018	BRICEU, LORENZO ERNESTO	12.9	256.72	2925.98	8/2/2008	7630	36
4135010019	VERDUGO ROJAS, OMAR CRISTOBAL	17.9	132.46	5243.58	8/2/2008	6320	84
4135010107	MARTINEZ ROJAS, JORGE	17.9	178.38	9779.63	8/10/2008	9935.14	120
4135010121	BARRAZA PLIEGO, AMADOR	17.9	258.54	13240.84	8/12/2008	14400	120
4135010160	MELO LOPEZ, ERASMO	17.9	170.01	549.61	8/17/2008	6709.59	60
4135010177	VAZQUEZ DURAN, DAVID	17.9	182.76	8391.81	8/19/2008	8720	84
4145010028	GALLEGOS, GRACIELA	17.9	132.46	5334.11	8/3/2008	6320	84
4145010176	VEGA GALAZ, RAMON	17.9	182.76	7359.79	8/19/2008	8720	84
4145010234	VILLALOBOS NAVARRO, MANUEL DE JE	17.9	132.46	5281.21	8/28/2008	6320	84
4145010310	ENRIQUEZ QUIJADA, YOLANDA MARGAI	17.9	132.46	5488.18	9/6/2008	6320	84
4145010359	RIVERA DE LA TORRE, SERGIO ALONSO	17.9	132.46	5488.18	9/13/2008	6320	84
4145010425	CADENA Y CADENA, EDGAR VALDEMAF	17.9	182.76	8720	9/21/2008	8720	84
4145010578	ESTRADA CHONG, LIBRADO ENRIQUE	17.9	196.24	7963.85	10/11/2008	9363.13	84
4145010864	RAMIREZ SANCHEZ, FEDERICO ARTUR	17.9	283.37	12116.31	11/15/2008	13520	84
4145010929	CAMBEROS PEREZ, ENRIQUE	17.9	274.99	11288.07	11/22/2008	13120	84
4145011196	RAMIREZ MARTINEZ, ENRIQUE	17.9	132.46	5488.18	12/29/2008	6320	84
4130601070	URENA, ROBERT	17.9	178.16	4791.43	8/2/2005	8500	84
4130701871	ACOSTA, SAMUEL	17.9	131.94	1277.1	3/23/2003	6295	84
4130702759	PACIFIQUE-BAIRDOW, ANNETTE T.	16.9	218.11	7137.9	7/24/2003	12595	120
4135001265	FORREST, DIANA	17.9	131.94	3908.27	4/21/2006	6295	84
4135006295	MAY, JEFFREY S.	17.9	135.71	5172.97	7/1/2007	6475	84
4135006390	CHAVEZ, GUSTAVO A.	17.9	197.97	8393.31	7/9/2007	9445.5	84
4135010534	HERRERA, JAMES	17.9	150.8	6470.1	10/5/2008	7195	84
4135010666	GEISSLER, CANDACE	17.9	149.02	6511.11	10/19/2008	7110	84
4135010795	LEVY, SETH	17.9	149.02	6285.54	11/6/2008	7110	84
4135010923	JACKMAN, PATRICK A.	17.9	136.65	5813.94	11/21/2008	6520	84
4135010975	BRASHEAR, WAYNE	17.9	111.29	5039.48	11/28/2008	5310	84
4135011110	LYTLE, BURNIECE	17.9	111.29	4010.75	12/18/2008	5310	84
4135011180	ESTRADA, JOHN D.	17.9	111.29	82.69	12/28/2008	5310	84
4135011198	THOMPSON, LYNDA MAE	17.9	111.29	4799.96	12/29/2008	5310	84
4135011213	MEINERT, JAMES	17.9	116.95	4863.61	12/30/2008	5580	84
4135011276	CORTEZ, MIKE	17.9	149.02	6285.54	1/11/2009	7110	84
4135011310	IMPENS, BARBARA A.	17.9	150.8	6487.48	1/17/2009	7195	84
4135011313	FALLON, BRIAN J.	17.9	150.8	6628.23	1/17/2009	7195	84
4135011315	HOPKINS, JEANNE	17.9	141.48	6069.82	1/17/2009	6750	84
4135011392	DE LOS SANTOS, CAROL ANDERSON	17.9	149.02	6339.99	1/30/2009	7110	84
4135011395	SUTTER, DEEANN	17.9	150.91	7112.33	1/31/2009	7200	84
4135011399	SAMANIEGO, LISA	17.9	115.07	5388.96	1/31/2009	5490	84
4135011430	CHARLES, KEITH	17.9	160.34	6630.46	2/7/2009	7650	84
4135011432	HEINTZELMAN, COLLEEN	17.9	243.34	10695.44	5/16/2009	11610	84
4135011461	WOOD, JOHN G.	12.9	171.4	8155.34	2/10/2009	9450	84
4135011472	COOLIDGE, CAROLYN	17.9	149.02	6699.39	2/12/2009	7110	84
4135011492	GORMAN, KERI A.	16.9	137.45	5935.78	2/15/2009	6745	84
4135011501	PASTOR, LAURA	17.9	150.91	6365.02	2/15/2009	7200	84
4135011516	ROBERTS, RUTH E.	17.9	85.53	3111.66	2/17/2009	3700	70
4135011517	SCHOLTENS, KATHLEEN BEAVER	17.9	196.07	8242.22	2/17/2009	9450	84
4135011538	ROTHENBERGER, PAMELA A.	13.9	232.02	9275.58	2/21/2009	11289.26	72
4135011545	CARCOBA, JOSE A.	17.9	224.26	9445.19	2/22/2009	10700	84
4135011559	MOORE, EDWINA	17.9	200.7	10596.02	2/24/2009	11178.31	120
4135011567	WILSON JR., HOWARD	17.9	149.02	6614.13	2/25/2009	7110	84
4135011576	SLUSAR, DAVID A.	17.9	215.04	6872.08	2/27/2009	10260	84
4135011586	SALDANA, JESUS S.	17.9	150.81	6361.15	2/28/2009	7195.5	84
4135011590	WILLIAMS, CHARLES	17.9	149.02	7021.45	2/28/2009	7110	84
4135011591	COLEMAN, ROBIN A.	17.9	150.33	7884.97	3/1/2009	8373.07	120
4135011607	KAFKER, RONALD B.	17.9	150.81	6679.88	3/2/2009	7195.5	84
4135011635	MARTONE, PAULETTE G.	12.9	145.28	6912.63	3/8/2009	8010	84
4135011642	FARHAR, DENNIS L.	4.9	262.96	1810.91	3/9/2009	6000	24
4135011648	WILLCOX, RAY D.	12.9	195.8	9316.59	3/10/2009	10795.5	84
4135011655	GLENNIE, JUDITH ANN	17.9	85.53	3173.72	3/12/2009	3700	70
4135011666	HARMAN, JANEL B.	11.9	189.98	9036.94	3/14/2009	10795	84
4135011672	ROSA, BRIAN	11.9	175.82	8736.29	3/15/2009	9990	84
4135011683	CONDON, KEVIN	12.9	179.47	8810.94	3/16/2009	9895	84
4135011692	LOYNES, DANIEL J.	12.9	179.47	8626.13	3/17/2009	9895	84
4135011723	ENGSTROM, STACY	4.9	219.02	1366.89	3/22/2009	4997.5	24
4135011728	WEBER, ROXANNE	11.9	189.98	10018.28	3/22/2009	10795	84
4135011741	GIBSON, TYLA	11.9	189.99	9365.06	3/24/2009	10795.5	84
4135011748	ZALAC, MARGARET	12.9	182.83	8787.35	3/25/2009	10080	84
4135011749	CANTU, ROBERT A.	16.9	93	2860.62	3/25/2009	3750	60
4135011756	GALLEGOS, CYNTHIA	11.9	189.98	9958.09	3/27/2009	10795	84
4135011760	BURCH, BOBBY R.	12.9	150.18	7705.15	3/28/2009	8280	84
4135011763	HARSH, RAYMOND	17.9	150.03	7958.79	3/28/2009	8356.53	120
4135011767	CURTIS, CHRISTINE K.	11.9	207.5	10483.06	3/28/2009	11790	84
4135011781	MONTOYA, DANOIS R.	11.9	207.5	10627.83	4/1/2009	11790	84
4135011784	MISCHIEK, LINDA	11.9	189.98	9057.11	4/2/2009	10795	84
4135011785	DAVENPORT, LANNY E.	11.9	109.91	5392.55	4/2/2009	6245	84
4135011797	VANO JR., ROBERT	11.9	142.47	7094.37	4/4/2009	8095	84
4135011798	BUNN, KELLY	11.9	147.31	7260.8	4/5/2009	8370	84
4135011828	PARRISH, CATHLEEN M.	11.9	207.5	10190.14	4/9/2009	11790	84
4135011835	JENKS, MARK	17.9	149.02	6339.99	4/10/2009	7110	84
4135011842	DIMICK, MATTHEW A.	17.9	184.56	9719.93	4/11/2009	10279.57	120
4135011844	TRUJILLO, LIONEL	11.9	207.5	10326.31	4/11/2009	11790	84
4135011847	LOPEZ, FERMIN E.	12.9	128.96	6333.38	4/11/2009	7110	84
4135011848	COOMBES, PENNY	11.9	207.5	9933.41	4/11/2009	11790	84
4135011850	REYES, ROBERTO P.	11.9	165.43	8052.17	4/12/2009	9400	84
4135011873	KIRKSAY, TERRANCE	12.9	89.8	3763.08	4/14/2009	4485	72
4135011885	WISSORE, DEENA	4.9	197	1737.28	4/17/2009	4495	24
4135011886	BRYDGES, LEEANN	4.9	155.58	1334.79	4/17/2009	3550	24
4135011924	ESCALANTE, ANDREA	11.9	153.64	7651	4/23/2009	8730	84
4135011925	BULTMAN, JAMES E.	12.9	114.18	5528.98	4/24/2009	6295	84
4135011933	PATTON, BRYON	17.9	179.48	9490.11	4/25/2009	9996.45	120
4135011939	WELLS, COLISSION	12.9	199.15	9667.27	4/25/2009	10980	84
4135011951	GARRISON, RAYMOND LEO	17.9	117.37	4983.43	4/26/2009	5500	84

PREMIERE DEVELOPMENT INCORPORATED
CUSTOMER NOTES RECEIVABLE
SUBJECT TO ASSIGNMENT OF RELATED DEED OF TRUST TO TEXTRON FINANCIAL CORPORATION

CONTRACT NUMBER	NAME	INTEREST RATE	PAYMENT AMOUNT	CURRENT BALANCE	CONTRACT DATE	ORIGINAL LOAN AMOUNT	ORIGINAL TERM
4135011952	KAMROWSKI, RALPH E.	12.9	114.18	5542.27	4/26/2009	6295	84
4135011961	BANTA, DYAN	12.9	114.19	5302.16	4/27/2009	6295.5	84
4135011967	DUENAS, JUAN J.	12.9	163.16	7919.92	4/28/2009	8995.5	84
4135011969	HERNANDEZ, LINDSAY	17.9	89.08	3639.65	4/28/2009	4250	84
4135011970	BRUMMETT, DAVID L.	11.9	110.79	5516.85	4/29/2009	6295	84
4135011979	FOUNTAIN, FRANKLIN C.	4.9	240.83	2123.73	4/29/2009	5495	24
4135011988	AUDIA, DAVID J.	17.9	188.53	8088.69	5/1/2009	8995	84
4135011994	MARYE, ALEX	12.9	114.18	5715.2	5/1/2009	6295	84
4135012006	MARTINEZ, SILVIA	12.9	112.63	5728.39	5/3/2009	6210	84
4135012008	GLEASON, DAVID M.	17.9	169.67	7279.33	5/3/2009	8095	84
4135012011	ALBERTS, SUZETTA E.	17.9	129.95	5695.86	5/4/2009	6200	84
4135012012	BLAKEMAN, DANIEL N.	17.9	111.08	4609.35	5/4/2009	5300	84
4135012016	CUNNINGHAM, SCOTT	12.9	146.83	7227.74	5/4/2009	8095.5	84
4135012017	HERNANDEZ, SANDRA	12.9	145.01	7630.93	5/4/2009	7995	84
4135012029	TANDERUP JR., SCOTT	17.9	85.53	3222.29	5/5/2009	3700	70
4135012054	WAHRER, ROBERT	12.9	114.27	5709.29	5/9/2009	6300	84
4135012060	CUBILLAS, TAMARA A.	17.9	150.8	6538.59	5/10/2009	7195	84
4135012066	HOLMES, S. STANLEY	11.9	191.66	9543.92	5/10/2009	10690	84
4135012075	KUSHWAHA, ABHISHEK	9.9	147.96	5523.47	5/13/2009	6980	60
4135012093	SWORD, ANGIE S.	11.9	126.63	6595.43	5/16/2009	7195	84
4135012098	GERESY, TARA L.	4.9	197.11	2121	5/16/2009	4497.5	24
4135012099	PRAYER, SHANNON H.	12.9	195.8	9596.9	5/16/2009	10795	84
4135012101	BRAWNER, JANET I.	12.9	146.82	7115.34	5/17/2009	8095	84
4135012104	SHEPHERD, JEFFREY	14.25	89.24	2649.51	5/17/2009	3495	53
4135012115	O’CONNOR, BRIAN P.	12.9	215.48	10511.38	5/18/2009	11880	84
4135012116	SCHAEFER, DIANE	11.9	158.31	7962.5	5/18/2009	8995	84
4135012145	ROMERO, MARCHELLE R.	12.9	114.18	5611.44	5/23/2009	6295	84
4135012146	RIBAR, RICHARD	12.9	155.08	7601.07	5/23/2009	8550	84
4135012148	SALAZAR, BLANCA A.	17.9	244.62	12856.91	5/23/2009	13624.75	120
4135012151	GONZALEZ, SANDRA	14.9	121.12	5642.21	5/23/2009	6295	84
4135012152	CARTER, RANDY O.	17.9	230.13	9972.32	5/24/2009	10980	84
4135012154	MONTANEZ, FELICIA A.	11.9	189.98	9556.01	5/24/2009	10795	84
4135012158	KHOR, ING WEI	11.9	168.87	8408.97	5/24/2009	9595	84
4135012158	PACKARD, SCOTT LEIGH	12.9	199.15	9761.49	5/24/2009	10980	84
4135012159	COCCOLI, MICHELLE	12.9	146.91	7154.69	5/25/2009	8100	84
4135012168	SEKKAS, JOHN	12.9	202.01	9901.41	5/26/2009	11137.5	84
4135012172	SHIPLEY, ROBERT C.	12.9	199.15	9761.49	5/26/2009	10980	84
4135012179	WALDRIDGE, JAMES DOUGLAS	12.9	199.15	10321.12	5/27/2009	10980	84
4135012180	SHORT, HOWARD W.	12.9	122.43	6058.14	5/28/2009	6750	84
4135012182	AGUILAR, HECTOR M.	16.9	132.05	6480	5/28/2009	6480	84
4135012184	DUDLEY, SANDRA	11.9	221.68	11149.43	5/29/2009	12595	84
4135012191	WUOLLET, KENNETH W.	17.9	284.31	15092.34	5/30/2009	15835.19	120
4135012194	CAUZ, STEVE	12.9	114.18	5920	5/30/2009	6295	84
4135012197	BINFORD, TANYA K.	13.9	282.5	13497.6	5/31/2009	15119.4	84
4135012214	COMEAUX, JOEY LOUIS	11.9	142.47	7166.01	6/3/2009	8095	84
4135012222	SCHIPPERS, JEFF	4.9	198.45	5240.49	6/5/2009	7645	42
4135012227	KARR, JOHN F.	12.9	146.1	7229.41	6/6/2009	8055	84
4135012231	MARTINEZ, SUZETTE T.	9.9	141.24	7645	6/7/2009	7645	72
4135012249	PICKARD, JOHN J.	17.9	157.61	8318.08	6/9/2009	8778.41	120
4135012250	REEDY, DENNIS	12.9	163.15	7996.69	6/9/2009	8995	84
4135012254	SIBISAN-WUDYKA, RODICA	17.9	230.13	9955.44	6/10/2009	10980	84
4135012263	MILLER, JEFFREY A.	17.9	131.94	5707.54	6/11/2009	6295	84
4135012271	MONTES, PHILLIP	4.9	175.31	1881.85	6/12/2009	4000	24
4135012276	MILKS, PHILLIP A.	12.5	235.88	11760.43	6/13/2009	13162.13	84
4135012284	FIFE, JODY K.	12.9	163.15	7891.79	6/14/2009	8995	84
4135012285	MASSEY, KEVIN J.	11.9	158.31	8332.48	6/14/2009	8995	84
4135012288	REAM, TANYA S.	11.9	221.66	11060.7	6/14/2009	12595	84
4135012289	AUERBACH, ROBERT J.	12.9	163.15	8073.06	6/14/2009	8995	84
4135012293	ESTRADA, ERIC	17.9	133.58	2482.99	6/15/2009	3700	36
4135012299	MANNING, GREGORY D.	17.9	115.95	4927.88	6/16/2009	5532.35	84
4135012301	MADORE SR., WILLIAM L.	17.9	171.87	7494.81	6/16/2009	8200	84
4135012305	HSIEH, DANIEL	17.9	135.82	5922.73	6/17/2009	6480	84
4135012312	YATES, WILLIAM E.	12.9	163.15	8119.37	6/19/2009	8995	84
4135012317	RICHARD, CHERYL L.	11.9	186.55	9653.22	6/20/2009	10600	84
4135012319	MCGRUDER, WILLIAM E.	7.99	219.55	6660.34	6/20/2009	8995	48
4135012320	LAGUNA, JOSE G.	11.9	126.63	6494.2	6/20/2009	7195	84
4135012323	SQUIRE, WILLIAM DAVID	11.9	126.63	6431.94	6/20/2009	7195	84
4135012327	JARDINE, KIMBERLEY	12.9	199.15	9693.68	6/21/2009	10980	84
4135012328	KELLEY, WILBUR	0	394.44	1987.28	6/21/2009	7100	18
4135012331	JOHNSON, MICHAEL W.	11.9	189.98	9743.41	6/21/2009	10795	84
4135012332	SHULTZ, BRIAN J.	11.9	193.24	9048.11	6/21/2009	10980	84
4135012340	CHOMOKOS, EPAMINONDA	0	308.33	0	6/22/2009	3700	12
4135012344	NEWMAN, CLAUDE	17.9	124.71	5290.9	6/23/2009	5950	84
4135012346	SHERRILL, ROY L.	12.9	146.83	7265.81	6/23/2009	8095.5	84
4135012356	BYRUM, JEAN C.	17.9	159.61	7802.85	6/24/2009	8890	120
4135012358	SOTO, DEBORAH L.	11.9	158.31	7936.89	6/25/2009	8995	84
4135012364	WATKINS, STEPHEN B.	11.9	153.91	7955.96	6/27/2009	8745	84
4135012365	FONT, ROSEMARIE	4.99	266.97	8679.08	6/27/2009	11595	48
4135012369	LETTIERE, SARAH ANN	14.9	190.39	8948.62	6/28/2009	9895	84
4135012371	MASON, ERIN	11.9	102.87	5131.8	6/28/2009	5845	84
4135012383	CROSS, SHERI	17.9	169.67	7398.83	7/2/2009	8095	84
4135012385	RIVAS, VALERIE	17.9	131.94	5974.31	7/2/2009	6295	84
4135012392	INOUE, MISUZU	17.9	131.94	5753.64	7/4/2009	6295	84
4135012396	LEININGER, JERRY J.	4.9	205.99	2211.16	7/4/2009	4700	24
4135012397	OLIVAR, JAIME H.	4.9	284.87	3058.14	7/5/2009	6500	24
4135012398	SPOTO, JAMES J.	14.9	155.75	7320.83	7/5/2009	8095	84
4135012400	SYAVONG, COMJON	0	374.79	0	7/6/2009	4497.5	12
4135012406	ISABELLA, MICHAEL ROSARIO	17.9	85.53	3268.23	7/7/2009	3700	70
4135012410	MCALISTER, NANCY	17.9	131.94	5974.27	7/7/2009	6295	84
4135012414	CORDOVA, NANCY	11.9	158.31	7991.27	7/8/2009	8995	84
4135012418	CASTLE, DELWYN P.	4.9	284.87	3313.84	7/8/2009	6500	24
4135012422	MAAT, AMAYEA	17.9	145.24	6343.72	7/9/2009	6929.84	84
4135012423	BLANKENSHIP, ALBERT E.	17.9	167.92	8825.03	7/9/2009	9352.96	120
4135012435	MCNINCH, EUGENE T.	6.9	250.4	14563.06	7/11/2009	16645	84
4135012447	THOMPSON, ROBERT E.	17.9	150.8	6576.3	7/11/2009	7195	84
4135012456	COOK, JOHN J.	17.9	131.94	5887.97	7/14/2009	6295	84
4135012457	RAY, ROXANNE N.	12.9	152.9	7636.82	7/14/2009	8430	84
4135012460	ALLER, MICHAEL	16.9	91.7	4132.45	7/14/2009	4500	84
4135012466	TURNER, ROBERT L.	4.9	195.03	2110.47	7/15/2009	4450	24
4135012486	SUTTON, JAMES J.	7.9	158.29	6496.21	7/19/2009	7825	60
4135012496	GAYTAN, RICARDO TRONCOSO	17.9	120.73	5207.03	7/21/2009	5760	84
4135012498	RAKES, RICKY A.	11.9	196.41	10073.04	7/21/2009	11160	84
4135012502	CHAMPAGNE, ROBERT P.	11.9	205.82	10556.01	7/26/2009	11695	84
4135012506	HAMMES, DEAN A.	12.9	154.99	7698.37	7/26/2009	8545	84
4135012512	KOSCHORKE, GABRIELE-MONIKA	17.9	131.94	5887.97	7/26/2009	6295	84

PREMIERE DEVELOPMENT INCORPORATED
CUSTOMER NOTES RECEIVABLE
SUBJECT TO ASSIGNMENT OF RELATED DEED OF TRUST TO TEXTRON FINANCIAL CORPORATION

CONTRACT NUMBER	NAME	INTEREST RATE	PAYMENT AMOUNT	CURRENT BALANCE	CONTRACT DATE	ORIGINAL LOAN AMOUNT	ORIGINAL TERM
4135012565	MYERS, RENE	12.9	145.29	7322.78	7/25/2009	8010	84
4135012568	VANDER VEEN, LISA	17.9	131.94	4885.28	7/26/2009	6295	84
4135012571	BURNS, PATRICE	12.9	114.18	5702.62	7/26/2009	6295	84
4135012574	MAYOR, SARAH	12.9	206.68	10192.84	7/26/2009	11395	84
4135012581	LA CHAPPA, EDWARD P.	12.9	146.82	7297.68	7/27/2009	8095	84
4135012584	FORDE, ROBIE	4.9	284.65	3326.86	7/27/2009	6495	24
4135012606	BRICKEY, WILLIAM W.	11.9	166.23	8540.2	8/1/2009	9445	84
4135012607	NEFF, OLIVIA	17.9	235.79	10394.96	8/1/2009	11250	84
4135012608	ACHONG, ROBERT F.	17.9	103.33	3238.09	8/1/2009	4930	84
4135012612	FRULLANI, ALFIO J.	12.9	163.15	8148.62	8/3/2009	8995	84
4135012616	MICHALUK, CHRISTOPHER	4.9	241.05	2817.1	8/3/2009	5500	24
4135012617	SANTILLAN, ANNA MARIA	0	372.92	975.08	8/3/2009	4475	12
4135012621	PHAR, THOMAS E.	17.9	296.58	15877.13	8/4/2009	16518.7	120
4135012634	ROMERO, ANTONIO S.	12.9	154.99	7740.93	8/7/2009	8545	84
4135012641	CAREY, PATRICK T.	11.9	205.82	10556.01	8/8/2009	11695	84
4135012645	WEIK, MICHAEL J.	12.9	204.05	9606.24	8/9/2009	11250	84
4135012647	LESLIE, TODD R.	12.9	195.8	10387.54	8/9/2009	10795	84
4135012650	VERDUGO, ERMINIA A.	0	666.67	1333.3	8/10/2009	8000	12
4135012661	MOORE, PHILIP F.	12.9	204.05	10268.25	8/12/2009	11250	84
4135012663	HENDERSON M.D., W. RAY	12.9	179.56	9900	8/12/2009	9900	84
4135012666	GILMORE, BERTIE M.	0	725	620	8/13/2009	8700	12
4135012667	GEISSEL, RAYMOND T.	0	475	475	8/13/2009	5700	12
4135012670	ALVES, KYRIN J.	0	405.83	420.87	8/13/2009	4870	12
4135012671	FOTHERINGHAM, MIKE	11.9	158.31	8140.69	8/13/2009	8995	84
4135012677	RAMIREZ, PATRICIA A.	15.5	159.27	9325.66	8/15/2009	9687.62	120
4135012682	VICNAIRE, GLENDON C.	0	291.67	276.63	8/16/2009	3500	12
4135012684	WEST, CASSANDRA	12.9	112.63	5677.34	8/16/2009	6210	84
4135012688	BRONIAK, KATHLEEN	17.9	163.23	7230.05	8/17/2009	7788.11	84
4135012689	VAN NOY, RICHARD J.	12.9	154.99	7877.65	8/17/2009	8545	84
4135012690	MOORE, ELSIE	11.9	221.66	7683.9	8/17/2009	12595	84
4135012693	JAQUE-ANTON, DONNALYN	0	541.25	541.25	8/18/2009	6495	12
4135012696	SAIDA, SHIGEMASA	0	687.5	687.5	8/19/2009	8250	12
4135012703	ARVOLD, BARBARA M.	0	415	370	8/20/2009	4980	12
4135012710	SHORT, LISA	4.9	256.24	10101.69	8/22/2009	12395	54
4135012712	WILLARD, WESLEY R.	12.9	152.99	7711.44	8/23/2009	8435	84
4135012719	TORELL, JANE I.	0	308.33	308.37	8/24/2009	3700	12
4135012721	PIERRON, FRANCIS L.	0	374.58	374.62	8/24/2009	4495	12
4135012722	BARKER, CHERENE	12.9	195.8	9868.94	8/24/2009	10795	84
4135012727	RITCHIE, CAMILLE	16.9	250.56	13710.05	8/25/2009	14469.69	120
4135012728	SMITH, DAVE	0	508.33	508.37	8/25/2009	6100	12
4135012731	LYNN, MARILYNN ELIZABETH	4.9	284.65	3596.83	8/25/2009	6495	24
4135012733	SAUTER, RENEE	14.9	164.41	7987.74	8/26/2009	8545	84
4135012735	AGUILERA, RICK	17.9	85.53	3340.18	8/27/2009	3700	70
4135012738	CONCORDIA, MARA	17.9	85.3	3777.48	8/27/2009	4070	84
4135012742	KAHLER, MABEL	12.9	159.65	3483.55	8/28/2009	4745	36
4135012744	RAMIREZ, RAYMUNDO	14.9	188.75	8957.96	8/29/2009	9810	84
4135012745	MILLER, LONNY D.	0	333.33	333.37	8/29/2009	4000	12
4135012747	BEELER, MARIAN B.	0	541.25	541.25	8/30/2009	6495	12
4135012751	PELLETIER, KEVIN	12.9	154.99	7811.95	8/30/2009	8545	84
4135012757	COCHRAN, RICKY L.	0	374.58	374.62	8/31/2009	4495	12
4135012759	CHOY, CLARICE W.	4.9	287.61	3510.65	8/31/2009	6562.5	24
4135012760	HESS, DENNIS C.	0	375	375	8/31/2009	4500	12
4135012767	ROTHERMAL, ERIC	11.9	213.74	11066.19	9/2/2009	12145	84
4135012776	TOWNE, TANJA	0	291.25	195	9/4/2009	3495	12
4135012777	FRIEDLANDER, JUDITH M.	4.9	193.06	2454.58	9/4/2009	4405	24
4135012783	MCGAHEE, JAMES D.	11.9	205.82	10655.53	9/5/2009	11695	84
4135012786	STEPHENSON, FRANK	16.9	128.33	5686.18	9/5/2009	6297.35	84
4135012801	WEICHMANN, BEVERLY K.	17.9	131.94	4489.56	9/6/2009	6295	84
4135012804	RIAHI, ARDESHIR	12.9	154.99	8088.53	9/6/2009	8545	84
4135012805	MILLER, DENNIS J.	11.9	205.82	10651.51	9/7/2009	11695	84
4135012806	VANDEPUTTE, GREGORY C.	17.9	131.94	5843.85	9/7/2009	6295	84
4135012807	BRITO, RICARDO V.V.	0	308.33	293.37	9/7/2009	3700	12
4135012814	TJIA, SOEN HIAN	0	479.17	479.13	9/7/2009	5750	12
4135012820	HENDERSON, JERRY E.	17.9	131.94	5901.21	9/8/2009	6295	84
4135012822	TREMELLING, ROBERT M.	0	308.33	308.37	9/9/2009	3700	12
4135012823	MYERS, WILLIAM R.	17.9	128.7	5742.78	9/9/2009	6140.28	84
4135012826	MATHIS, WALTER	17.9	156.2	8493.83	9/11/2009	8700	120
4135012828	DURAZO, RONALD KEITH	11.9	155.14	8747.27	9/12/2009	8815	84
4135012834	HANSON, DENNIS	17.9	131.94	5970.9	9/12/2009	6295	84
4135012836	SMITH, ELAINE S.	17.9	235.79	10522.67	9/13/2009	11250	84
4135012844	RUSS, DONALD S.	0	372.92	745.8	9/14/2009	4475	12
4135012845	GRIMM, STEPHEN M.	0	374.58	749.2	9/14/2009	4495	12
4135012847	LINDGREN, SUSAN L.	0	725	1450	9/14/2009	8700	12
4135012850	WADE, ROBERT J.	11.9	258.22	17244.46	9/15/2009	18070.89	120
4135012851	MARRERO, RAYMOND	0	512.5	512.5	9/16/2009	6150	12
4135012854	SARGENT, TINA M.	17.9	135.82	5757.57	9/16/2009	6480	84
4135012855	MARTINEZ, OLIVER	12.9	200.78	7945.92	9/16/2009	11070	84
4135012856	KNIGHT, THOMAS R.	4.9	166.98	2267.58	9/16/2009	3810	24
4135012857	PAULHUS, JOHN J.	0	683.33	1366.7	9/17/2009	8200	12
4135012862	LEUNG, LEON F.	0	374.58	749.2	9/18/2009	4495	12
4135012864	GRANSON, JOE	17.9	220.92	11620.98	9/18/2009	12304.81	120
4135012865	DYLINSKI, STEPHEN T.	11.9	201.86	10451.15	9/18/2009	11470	84
4135012869	MARX, STEVEN W.	4.9	162.16	2180.21	9/19/2009	3700	24
4135012875	FERRE, DAUN S.	0	401.67	401.63	9/19/2009	4820	12
4135012878	ELLIS II, TIMOTHY DANIEL	13.9	195.38	11801.3	9/20/2009	12632.19	120
4135012879	FIELDS, PAUL V.	0	441.67	883.3	9/20/2009	5300	12
4135012882	BRACEY, JASON S.	17.9	143.15	6383.09	9/20/2009	6830	84
4135012885	SIROTNAK, WILLIAM P.	0	300	600	9/21/2009	3600	12
4135012886	PHELPS, KENNETH D.	12.9	146.82	7467.19	9/21/2009	8095	84
4135012888	WHEELER, M. JANE	0	308.33	616.7	9/21/2009	3700	12
4135012895	RISDON, DENNIS L.	0	308.33	616.7	9/22/2009	3700	12
4135012898	MALONE, WANDA	17.9	329.08	17732.94	9/23/2009	18328.66	120
4135012899	WINEY, ROGER C.	0	375	750	9/23/2009	4500	12
4135012901	BENNETT, BETTY J.	0	516.67	1033.3	9/23/2009	6200	12
4135012902	GRAJEDA, JENNIFER	11.9	158.31	8084.22	9/23/2009	8995	84
4135012906	CLARK, LINDA V.	4.9	250.69	3389.32	9/24/2009	5720	24
4135012909	GAGGIOLI, FRED J.	0	258.33	516.7	9/26/2009	3100	12
4135012911	LITT, GARY	11.9	205.82	10755.33	9/26/2009	11695	84
4135012914	HOYE, TERRY M.	0	341.67	683.3	9/26/2009	4100	12
4135012916	SIMPSON, RAYMOND	0	291.25	582.5	9/26/2009	3495	12
4135012918	SIMMONS, TODD W.	17.9	167.98	7622.56	9/26/2009	8014.5	84
4135012919	NIEVES, A	12.9	104.2	5745	9/27/2009	5745	84
4135012922	BAKER, DONNA L.	0	372.92	745.8	9/27/2009	4475	12
4135012923	STRICKLAND, IVY ANN	17.9	222.67	12326.19	9/28/2009	12402.11	120
4135012927	COFFEY, JAMES R.	0	291.42	582.8	9/29/2009	3497	12

PREMIERE DEVELOPMENT INCORPORATED
CUSTOMER NOTES RECEIVABLE
SUBJECT TO ASSIGNMENT OF RELATED DEED OF TRUST TO TEXTRON FINANCIAL CORPORATION

CONTRACT NUMBER	NAME	INTEREST RATE	PAYMENT AMOUNT	CURRENT BALANCE	CONTRACT DATE	ORIGINAL LOAN AMOUNT	ORIGINAL TERM
4135012928	BORCHERS, HEINER	0	582.92	1165.8	9/29/2009	6995	12
4135012933	SAMANIEGO, EFREN M.	11.9	152.65	8135.29	9/30/2009	8685	84
4135012934	HARDIN, DAVID	0	375	750	9/30/2009	4500	12
4135012938	RODMAN, MICHAEL D.	0	520.83	1041.7	10/1/2009	6250	12
4135012940	JOHNSON, KRISTY L.	8.5	249.72	14261.8	10/1/2009	15768.94	84
4135012941	BOYLES, CHRISTINA L.	12.9	146.82	7662.78	10/1/2009	8095	84
4135012942	SCHIECK, JEFFREY A.	0	150	300	10/2/2009	1800	12
4135012943	THOMPSON, MARSHALL	0	335.42	670.8	10/2/2009	4025	12
4135012944	LIST, EDWARD T.	17.9	131.94	6218.35	10/2/2009	6295	84
4135012948	FRANK, BRADLEY W.	4.9	219.13	2975.91	10/3/2009	5000	24
4135012952	MARTINEZ, BRANDON	12.9	146.1	8055	10/3/2009	8055	84
4135012955	GARCIA, ARLENE S.	12.9	146.1	7624.74	10/4/2009	8055	84
4135012956	ROELOFS, DAN O.	0	479.17	958.3	10/4/2009	5750	12
4135012958	WHITE, WILLIAM E.	0	258.33	516.7	10/5/2009	3100	12
4135012959	GOPIN, NORMAN H.	12.9	195.8	9957.7	10/5/2009	10795	84
4135012960	GARVEY, KATHLEEN	0	375	600	10/5/2009	4500	12
4135012964	VAN EGDON, GREGORY R.	17.9	85.53	3168.8	10/5/2009	3700	70
4135012966	BURGE, ROBERT A.	0	258.33	516.7	10/6/2009	3100	12
4135012970	CUSSON, PATRICIA J.	0	350	1810	10/6/2009	4200	12
4135012971	NIGBUR, CHRISTINA K.	12.9	204.05	10737.7	10/6/2009	11250	84
4135012973	DORR, CHARLES P.	0	350	1050	10/7/2009	4200	12
4135012980	MCDADE, MICHAEL	17.9	169.67	7627.48	10/8/2009	8095	84
4135012986	WITTGREN, BRIGITTE	0	250	500	10/9/2009	3000	12
4135012993	FULTON, DARRELL	11.9	152.85	8203.77	10/10/2009	8685	84
4135012994	SCHMITT, WILLIAM A.	4.9	254.19	3452.06	10/10/2009	5800	24
4135012995	DAVILA, AURELIA	0	291.46	889.36	10/10/2009	3497.5	12
4135012996	COLLINS, THOMAS	6.9	203.23	11411.34	10/10/2009	12745	78
4135013003	ROSE, MARTIN P.	0	508.33	1525.03	10/12/2009	6100	12
4135013007	HODES, DEXTER	0	500	1000	10/12/2009	6000	12
4135013008	TOPONAK, THEODORE F.	0	500	1500	10/13/2009	6000	12
4135013010	LESIKAR, ARNOLD V.	0	308.33	925.03	10/13/2009	3700	12
4135013014	ERICKSON, DAVID W.	0	175	525	10/14/2009	2100	12
4135013015	LAMONICA, BRUCE E.	17.9	227.39	12312.12	10/14/2009	12664.84	120
4135013016	KERWIN III, EDWARD J.	17.9	91.38	4080.15	10/14/2009	4360	84
4135013020	HAYES, JOHN A.	0	683.33	2050.03	10/15/2009	8200	12
4135013023	MORENO, RODOLFO	4.9	206.86	3197.65	10/15/2009	4720	24
4135013031	WASH, ANDREW JAMES	11.9	158.31	8347.72	10/17/2009	8995	84
4135013035	LOZANO, FRANK S.	12.9	264.46	14348.18	10/17/2009	14580.49	84
4135013040	LA PRE, MICHAEL W.	11.9	205.82	10853.52	10/18/2009	11695	84
4135013048	BARRY, JOHN T.	0	516.67	1549.97	10/19/2009	5200	12
4135013054	GREENMAN, MICHAEL A.	0	479.17	1437.47	10/20/2009	5750	12
4135013055	MIKOSZ, GERALD J.	0	500	1500	10/20/2009	6000	12
4135013056	HARVEY, ELISABETH D.	0	341.67	440	10/21/2009	4100	12
4135013058	RICK, MICHAEL G.	12.9	186.63	9677.99	10/21/2009	10400	84
4135013060	BOORTZ, CHRISTI	17.9	132.04	5828.27	10/21/2009	6300	84
4135013065	MCSHERRY, DAVID A.	4.9	284.76	4073.25	10/22/2009	6497.5	24
4135013067	BRADISH, ROBERT R.	12.9	195.8	10045.52	10/22/2009	10795	84
4135013073	LEGRANDE, MICHAEL	17.9	109.2	4769.36	10/23/2009	5210	84
4135013074	MUELLER, GILBERT F.	0	416.25	1248.75	10/24/2009	4995	12
4135013075	ENGELTHALER, THOMAS G.	11.9	205.82	10853.52	10/24/2009	11695	84
4135013079	CHORD, CASEY A.	4.9	350.61	5091.28	10/24/2009	8000	24
4135013082	OWENS, ROQUE	17.9	131.94	6016.87	10/24/2009	6295	84
4135013084	TATUM, LEON	12.9	146.82	7789.48	10/24/2009	8095	84
4135013086	TAGGART, WALTER F.	12.9	154.99	8352.52	10/24/2009	8545	84
4135013089	DENNIS, ERIC	17.9	131.94	6072.25	10/25/2009	6295	84
4135013091	MARTIN, JOHN R.	17.9	131.94	4901.37	10/25/2009	6295	84
4135013092	CHAMBERS, JAMES C.	0	291.25	873.75	10/25/2009	3495	12
4135013096	BURBANK, DOREEN C.	0	433.33	1300.03	10/26/2009	5200	12
4135013099	FEEBACK, JOHNNY G.	0	374.58	1123.78	10/26/2009	4495	12
4135013101	SMITH, JEFFRY W.	0	457.92	1373.72	10/26/2009	5495	12
4135013103	FITZGERALD, ELEANORE	12.9	153.17	7858.71	10/27/2009	8445	84
4135013104	NICHOLS, DAVID M.	0	383.33	1150.03	10/27/2009	4600	12
4135013105	HAMILTON, RONNIE C.	0	374.75	1499	10/27/2009	4497	12
4135013107	HENRY, HEIDI L.	0	306.33	1180.02	10/27/2009	3700	12
4135013108	BREWER JR., CHARLES RUEBEN	4.9	184.07	2672.89	10/27/2009	4200	24
4135013110	BEALE, HELEN W.	0	306.33	925.03	10/28/2009	3700	12
4135013111	MURPHY, JOHN	0	520.83	1547.53	10/28/2009	6250	12
4135013114	SEILER, DAVID H.	4.9	271.73	3945.67	10/28/2009	6200	24
4135013115	BIERWIRTH, BARBARA V.	0	306.33	925.03	10/28/2009	3700	12
4135013119	BAKER, RONALD B.	12.9	224.09	11934.5	10/29/2009	12355	84
4135013120	NELSON, ELIZABETH	0	333.33	1015.03	10/29/2009	4000	12
4135013123	TALLEY, JULIE	17.9	245.06	13018.33	10/30/2009	13649.24	120
4135013125	PERS, RAYMOND A.	0	551.67	2206.64	10/31/2009	6620	12
4135013126	MUTCHLER, LISA	12.9	146.82	7533.03	10/31/2009	8095	84
4135013129	MEYER, CARL O.	12.9	154.99	7528.77	11/1/2009	8545	84
4135013130	MANNING, JOHN K.	17.9	131.94	5974.27	11/1/2009	6295	84
4135013131	DEZOTTI, JOHN A.	17.9	171.87	7726.41	11/2/2009	8200	84
4135013137	HANKINS, JAMES E.	0	154.17	462.47	11/3/2009	1850	12
4135013144	GEORGE, DAVID M.	12.9	181.29	9145.61	11/4/2009	9995	84
4135013145	BARNHART JR., EDWARD L.	0	683.33	2050.03	11/4/2009	8200	12
4135013146	GROB, A. JEFFREY	0	383.33	1150.03	11/4/2009	4600	12
4135013148	PHILIPS, RONALD J.	0	145.83	437.53	11/4/2009	1750	12
4135013149	RINTALA, GERALD O.	0	405.83	1217.53	11/4/2009	4870	12
4135013155	MEYER, LARRY J.	8.9	122.37	7020.05	11/5/2009	7630	84
4135013157	ZUNIGA, JOSE H.	12.9	179.56	9292.38	11/6/2009	9900	84
4135013158	BINKLEY, JEFFREY A.	8.5	199.46	10437.99	11/6/2009	12595	84
4135013174	COKE, JOHN B.	4.9	284.87	4136.66	11/9/2009	6500	24
4135013180	NEAL, DONALD H.	11.9	205.82	10853.52	11/9/2009	11695	84
4135013185	DELANO, MARGARET O.	17.9	163.43	7347.16	11/10/2009	7797.47	84
4135013186	CARMAN, MARIE A.	0	516.67	1549.97	11/11/2009	5200	12
4135013189	MCGUFFIN, ESPERANZA	17.9	141.09	4674.65	11/11/2009	5568.04	60
4135013190	CHRISTENSEN, MARY	12.9	195.8	10187.54	11/12/2009	10795	84
4135013193	THOMPSON, DEE D.	17.9	182.22	8118.64	11/12/2009	8693.96	84
4135013199	JONES, BRANDY	11.9	189.98	10097.61	11/14/2009	10795	84
4135013207	CANDELARIA, DIOS M.	12.9	153.44	8000.44	11/16/2009	8460	84
4135013213	DIETRICH, FRED J.	0	457.92	1831.64	11/17/2009	5495	12
4135013216	HUTTON, DENNIS	0	372.92	1491.64	11/18/2009	4475	12
4135013218	KITSON, KELLY	12.9	155.08	8023.35	11/19/2009	8550	84
4135013220	VRIJENHOEK, MARIA J.	12.9	204.05	10559.6	11/20/2009	11250	84
4135013223	BOYCE, MARK T.	17.9	102.7	4310.8	11/21/2009	4900	84
4135013225	ERICKSON, RITA	12.9	154.99	8020.49	11/21/2009	8545	84
4135013226	BAFFLER, JANICE E.	4.9	153.39	2371.14	11/21/2009	3500	24
4135013229	AGUSTIN, FLORENCIO	0	479.17	1916.64	11/21/2009	5750	12
4135013232	GREGOIRE, MARY E.	17.9	207.39	9205.71	11/22/2009	9895	84
4135013233	MAXWELL, RYAN A.	12.9	154.99	8020.41	11/22/2009	8545	84

PREMIERE DEVELOPMENT INCORPORATED
CUSTOMER NOTES RECEIVABLE
SUBJECT TO ASSIGNMENT OF RELATED DEED OF TRUST TO TEXTRON FINANCIAL CORPORATION

CONTRACT NUMBER	NAME	INTEREST RATE	PAYMENT AMOUNT	CURRENT BALANCE	CONTRACT DATE	ORIGINAL LOAN AMOUNT	ORIGINAL TERM
4135013236	ARTEAGA, ALLEN M.	17.9	169.77	7623.4	11/22/2009	8100	84
4135013238	TENBRINK, MAXJNE P.	4.9	175.31	3213.7	11/22/2009	4000	24
4135013247	WALLER, PAUL	17.9	207.39	9390.92	11/23/2009	9895	84
4135013248	DAVIS, JOVAN T.	17.9	131.94	5974.27	11/23/2009	6295	84
4135013250	MAINO, JOHN C.	12.9	154.99	7790.54	11/23/2009	8545	84
4135013255	ROACH, ROBERT A.	0	591.67	2381.64	11/24/2009	7100	12
4135013274	GIBBS, RAYMOND ROGER	17.9	193.65	10489.8	11/28/2009	10786.01	120
4135013275	GREGORY, JAMES R.	0	374.58	1498.36	11/28/2009	4495	12
4135013278	COLE, HAROLD K.	0	562.5	2250	11/28/2009	6750	12
4135013282	PAPPAS, SHIRLEY A.	0	308.33	1233.36	11/29/2009	3700	12
4135013284	BRUFFETT, EDWARD	0	291.67	1166.64	11/29/2009	3500	12
4135013286	THORNTON, JOYCE J.	0	341.67	1381.64	11/30/2009	4100	12
4135013287	COUNCIL, BARTON H.	12.9	154.99	8020.48	12/1/2009	8545	84
4135013288	BAKKEN, JAMES	0	512.5	2050	12/1/2009	6150	12
4135013292	PALASKI, SANDRA	12.9	154.99	7669.95	12/3/2009	8545	84
4135013293	SCHERVEM, VERNONE G.	0	725	2900	12/3/2009	8700	12
4135013296	PARKER, GORDON	17.9	169.67	7682.56	12/4/2009	8095	84
4135013303	POTTENGER, DONALD C.	0	306.33	1233.36	12/5/2009	3700	12
4135013304	VON, TERRY D.	0	333.33	1581.69	12/5/2009	4000	12
4135013305	LEWIS, SHERRI	12.9	112.63	6070.88	12/6/2009	6210	84
4135013308	FRENCH, DANIEL L.	12.9	154.99	8303.67	12/7/2009	8545	84
4135013311	HARBESON, MICHAEL E.	0	308.33	1233.36	12/7/2009	3700	12
4135013312	RANDOLPH, ALPHONSO	12.9	146.91	7602.89	12/7/2009	8100	84
4135013314	DANOS, P.G.	0	520.83	2619.19	12/7/2009	6250	12
4135013317	DOO, SHNG TAK	0	466.67	1856.64	12/8/2009	5600	12
4135013322	TONIGAN, CAROLE R.	0	398.33	1593.36	12/9/2009	4780	12
4135013324	JONES, FRANK H.	0.	308.33	1233.36	12/10/2009	3700	12
4135013325	KNAPIC, CHAROLETT	17.9	131.94	5295	12/10/2009	6295	84
4135013328	BENSON, LISSA	11.9	202.39	10862.83	12/11/2009	11500	84
4135013332	STOKES, SUE E.	12.9	154.99	8104.19	12/13/2009	8545	84
4135013333	WARREN, MICHAEL	4.9	162.16	2657.9	12/13/2009	3700	24
4135013334	MILLER, GARY WILLIAM	0	364.17	1820.81	12/13/2009	4370	12
4135013338	BROWN, STEPHEN M.	17.9	171.8	9389.75	12/13/2009	9568.82	120
4135013339	DANFORD, ANDREW J.	12.9	114.18	6027.65	12/13/2009	6295	84
4135013340	LOWE, FRANKLIN	17.9	169.67	7525.69	12/14/2009	8095	84
4135013341	KOTCH, ROGER	0	375	1875	12/14/2009	4500	12
4135013343	SANDERS, STEPHEN S.	17.9	241.04	13061.22	12/14/2009	13425.39	120
4135013346	LEBRA, KATHLEEN C.	0	395.58	1977.94	12/14/2009	4747	12
4135013347	MURILLO, ROCIO A.	17.9	157.1	5710.74	12/15/2009	6200	60
4135013350	WALLS, JIM E.	0	308.33	1233.36	12/15/2009	3700	12
4135013351	PISACANO, ROGER D.	4.9	284.87	4577.66	12/15/2009	6500	24
4135013352	KANIESKI, MIKE	0	499.75	2483.75	12/15/2009	5997	12
4135013354	MATEY, ANN	0	308.33	1232.61	12/16/2009	3700	12
4135013360	ETTINGER, GLADYS L.	12.9	154.99	7877.49	12/18/2009	8545	84
4135013362	NEAL, GEORGE E.	17.9	131.94	6030.88	12/19/2009	6295	84
4135013364	KNAPP, LEONA F.	0	291.25	1456.25	12/20/2009	3495	12
4135013366	TATE, GEORGE T.	12.9	154.99	8155.85	12/20/2009	8545	84
4135013368	SALIK, RONALD MANNON	17.9	205.3	9361.59	12/20/2009	9795	84
4135013369	BOOSE, MARTHA A.	4.9	252	4130.58	12/20/2009	5750	24
4135013372	GALASKA, JOHN	0	516.67	2583.31	12/21/2009	6200	12
4135013373	BROWN, JOHN M.	0	333.33	1682.02	12/21/2009	4000	12
4135013374	IRWIN, SHARON K.	0	516.67	2583.31	12/21/2009	6200	12
4135013375	SCHLACK, WILLIAM P.	0	372.92	1864.56	12/21/2009	4475	12
4135013376	OLSON, DALE	0	333.33	1666.69	12/21/2009	4000	12
4135013380	MUNNECKE VINOKUR, JANET	0	395.42	1977.06	12/22/2009	4745	12
4135013381	KREMER, BETTY K.	14.9	129.78	6605.18	12/22/2009	6745	84
4135013386	KIM, EUI SIN	0	516.67	1300	12/24/2009	6200	12
4135013387	LAND, CHARLES G.	12.9	145.28	8010	12/24/2009	8010	84
4135013392	TORRES, TRACY	12.9	114.18	5958.71	12/27/2009	6295	84
4135013398	EVANS, WILLIAM	17.9	211.91	9470.63	12/28/2009	10110.66	84
4135013401	BUNAS, NORMAN L	0	391.67	1958.31	12/28/2009	4700	12
4135013402	GRASSMEYER, BETTY. J.	0	195.83	919.19	12/28/2009	2350	12
4135013406	KULK, ALLYN L.	12.9	154.99	8088.53	12/29/2009	8545	84
4135013408	HALL, ANNE MARIE	4.9	238.86	3915.02	12/29/2009	5450	24
4135013409	PARCELLS, JAMES R.	0	350	1750	12/29/2009	4200	12
4135013410	ANTONI A., MAGDALENA	12.9	154.99	8088.53	12/29/2009	8545	84
4135013412	TRAYLOR, KEVIN E.	12.9	154.99	8008.18	12/29/2009	8545	84
4135013415	DEVORE, GREGORY D.	17.9	177.75	9679.78	12/30/2009	9900	120
4135013416	AJ1TOMI, ROBERT	0	683.33	3416.69	12/30/2009	8200	12
4135013418	LAURAIN, MADELEINE	0	350	1750	12/30/2009	4200	12
4135013421	THURLOW, ARNOLD L.	4.9	197.22	3232.61	12/30/2009	4500	24
4135013422	GAJEWSKI, ROD	0	725	2900	12/31/2009	8700	12
4135013423	GRACE, RENNE’ E.	17.9	161.11	7362.45	12/31/2009	7686.86	84
4135013426	CARTER, MARGARET R.	0	350	1750	12/31/2009	4200	12
4135013431	JONES WILLIAM, KYLE	0	350	1750	1/2/2010	4200	12
4135013432	SULT, MELISSA D.	12.9	212.12	11070.32	1/2/2010	11695	84
4135013438	ECKMANN, KEVIN	0	725	4350	1/4/2010	8700	12
4135013443	KAUNFER, ALBERT J.	17.9	182.5	9908.04	1/4/2010	10164.59	120
4135013444	THORPE, PHILIP G.	0	741.67	2966.64	1/5/2010	8900	12
4135013449	CATLIN, DANIEL	0	312.5	1562.5	1/6/2010	3750	12
4135013450	BRAY, LINDA KAY	17.9	88.69	2414.1	1/6/2010	3500	60
4135013455	SCHULTZ, RUDOLF C.	0	541.25	2706.25	1/7/2010	6495	12
4135013459	KLUTTZ, JOHN L.	0	454.17	2270.81	1/9/2010	5450	12
4135013469	DOUGHER, JOHN	17.9	131.94	5972.9	1/13/2010	6295	84
4135013476	MINER, SHARON	17.9	169.67	7788.24	1/16/2010	8095	84
4135013477	SAALI, LINDA C.	17.9	125.76	5807.08	1/16/2010	6000	84
4135013479	ODA, LISA	12.9	195.8	10281.71	1/16/2010	10795	84
4135013482	MYERS, KYLE	0	433.33	2585.02	1/17/2010	5200	12
4135013484	FENDER, H. GARY	0	499.79	2998.76	1/17/2010	5997.5	12
4135013485	VAN TROJEN, BARRY J.	0	154.17	924.98	1/18/2010	1850	12
4135013486	POPKO, PHYLLIS S.	11.9	189.98	9967.24	1/18/2010	10795	84
4135013487	NICHOL, RON	0	458.33	2750.02	1/19/2010	5500	12
4135013490	CANNONS, DAHL L.	0	372.92	2237.48	1/19/2010	4475	12
4135013492	JOWETT, BARBARA C.	0	425	2550	1/20/2010	5100	12
4135013494	FUTRELL, VICTORIA A.	0	979.17	5874.98	1/21/2010	11750	12
4135013512	WHITE, HARRY	0	291.67	1749.98	1/25/2010	3500	12
4135013515	CADY-KERR, SONJA D.	0	350	2100	1/26/2010	4200	12
4135013516	DONAHOO, ROBERT	0	291.25	1747.5	1/26/2010	3495	12
4135013521	BALFOUR, ROBERT A.	0	458.33	3208.35	1/27/2010	5500	12
4135013523	COOK, CATHERINE M.	11.9	189.98	10284.89	1/27/2010	10795	84
4135013526	NICHOLS, LEONARD	0	500	3000	1/28/2010	6000	12
4135013528	KENNER, STEVEN G.	0	308.33	1850.02	1/30/2010	3700	12
4135013531	CORDERO, JIM	12.9	155.08	8160.64	1/30/2010	8550	84
4135013534	LE, HUNG	12.9	195.8	9661.14	1/31/2010	10795	84
4135013535	BETTCHER, BARBARA P.	6.9	136.82	8594.55	1/31/2010	9095	84

PREMIERE DEVELOPMENT INCORPORATED
CUSTOMER NOTES RECEIVABLE SUBJECT TO ASSIGNMENT OF RELATED DEED OF
TRUST TO TEXTRON FINANCIAL CORPORATION

CONTRACT NUMBER	NAME	INTEREST RATE	PAYMENT AMOUNT	CURRENT BALANCE	CONTRACT DATE	ORIGINAL LOAN AMOUNT	ORIGINAL TERM
4135013539	ORTIZ, RICHARD A.	0	229.17	1374.98	2/1/2010	2750	12
4135013540	HITTLE, WILLIAM TROY	12.9	195.8	10303.4	2/1/2010	10795	84
4135013541	ISBELL, ELIZABETH A.	17.9	178.15	8180.09	2/1/2010	8500	84
4135013543	WORCH, DONALD E.	0	370.83	2225.02	2/1/2010	4450	12
4135013546	BRINTON, ROBERT L.	0	1037.5	6225	2/1/2010	12450	12
4135013549	THAYER, BRENDA J.	12.9	186.09	9792.81	2/2/2010	10260	84
4135013550	POIRIER, JAMES	0	350	2100	2/2/2010	4200	12
4135013551	PRINTUP, GERRY	17.9	166.24	9083.96	2/2/2010	9259.16	120
4135013552	LIGHT, KEITH A.	12.9	194.25	10222.33	2/2/2010	10710	84
4135013555	WATKINS, DONALD R.	0	350	2085	2/2/2010	4200	12
4135013556	CHIAPPETTA, FRED	12.9	154.99	8353.54	2/2/2010	8545	84
4135013558	BLUE, CAMELIA	17.9	85.53	2845.07	2/3/2010	3700	70
4135013561	WEBBER, JOANNE K.	0	425	2550	2/4/2010	5100	12
4135013562	PLETT, FINLEY	0	291.46	1748.74	2/5/2010	3497.5	12
4135013563	ANDERSON, DIANE M.	11.9	189.98	10284.89	2/6/2010	10795	84
4135013569	HUNT, DONALD A.	0	725	4350	2/8/2010	8700	12
4135013570	KEMPCKE, BRUCE E.	12.9	195.8	8931.69	2/8/2010	10795	84
4135013579	GANCZEWSKI, PETER D.	0	350	2830	2/11/2010	4200	12
4135013582	MORRISON, NANCY K.	0	500	2800	2/12/2010	6000	12
4135013583	VMARIE, JOY	17.9	312.66	17142.01	2/13/2010	17414.52	120
4135013588	SCHUMP, JAMES F.	17.9	202.71	4542.52	2/14/2010	8000	60
4135013592	VIDISKY, DIANA N.	4.9	271.16	3426.22	2/14/2010	6187	24
4135013593	MARTINEZ, TRINIDAD S.	12.9	212.12	11162.45	2/14/2010	11695	84
4135013609	ESPARZA, DOMINIC	17.9	387.75	21044	2/18/2010	21596.38	120
4135013612	RIES, SHARON M.	11.9	237.5	12966.22	2/19/2010	13495	84
4135013614	HUSS, JOHN E.	12.9	154.99	8207.45	2/20/2010	8545	84
4135013615	CHAPMAN, GERALD	0	433.33	3033.35	2/20/2010	5200	12
4135013620	SCHESKE, JILL	0	499.58	5995	2/21/2010	5995	12
4135013622	WILSON, CHRISTA M.	12.9	186.09	9872.77	2/21/2010	10260	84
4135013630	KELLY, PAULA	0	458.13	3206.85	2/22/2010	5497.5	12
4135013632	MOSS, BEATRICE G.	12.9	195.8	10387.54	2/22/2010	10795	84
4135013634	WASHNOCK, ANN E.	0	370.83	2966.68	2/23/2010	4450	12
4135013635	SWARTZENTRUBER, GERALD	0	475	3325	2/23/2010	5700	12
4135013637	ALLEN, SUSAN M.	12.9	154.99	8222.44	2/23/2010	8545	84
4135013639	CARBONI, JACKIE	17.9	85.53	3543.69	2/24/2010	3700	70
4135013641	AMUNDSON, MICHAEL A.	0	433.33	2988.35	2/25/2010	5200	12
4135013652	WHITMILL, MICHAEL D.	4.9	175.31	3198.58	2/28/2010	4000	24
4135013653	FELAUER, DAVID A.	0	500	3000	2/28/2010	6000	12
4135013654	CHATTERTON, GORDON	0	499.75	3498.25	2/28/2010	5997	12
4135013658	KATZ, STEVEN A.	12.9	154.99	8222.45	3/1/2010	8545	84
4135013662	GAUL, MICHAEL P.	4.9	262.83	4795.49	3/1/2010	5997	24
4135013672	KEENAN, JOSEPH E.	0	683.33	4783.35	3/3/2010	8200	12
4135013673	BRIDGEO, MICHAEL J.	12.9	256.69	13727.48	3/3/2010	14152.5	84
4135013675	SCHWAB, DONNA J.	17.9	131.94	6099.02	3/4/2010	6295	84
4135013676	HILMES, DAVID	0	499.58	3497.1	3/4/2010	5995	12
4135013679	VAN AKIN, LINDA E.	17.9	152.49	8482.34	3/4/2010	8493.15	120
4135013680	BOOTHMAN, JAMES	4.9	316.65	5428.72	3/5/2010	7224.97	24
4135013689	GOHEEN, WILLIAM	0	374.79	2623.55	3/8/2010	4497.5	12
4135013690	HERMANS, LARRIE	0	341.67	2391.65	3/8/2010	4100	12
4135013692	EASTMAN, PATRICK J.	12.9	186.09	9951.88	3/8/2010	10260	84
4135013693	JACKSON, LEAH WITCHER	12.9	195.8	10132.11	3/9/2010	10795	84
4135013694	WAMBACH, MICHAEL W.	12.9	154.99	8222.45	3/9/2010	8545	84
4135013695	KONEK, BERNARD J.	17.9	139.11	6430.78	3/9/2010	6637.39	84
4135013699	VESLEDAHL, DOUGLAS	12.9	186.09	9872.77	3/11/2010	10260	84
4135013704	MITZEL, JOHN W.	0	666.67	4711.65	3/13/2010	8000	12
4135013706	PORTILLO, LUIS A.	17.9	167.67	7792.74	3/13/2010	8000	84
4135013708	ABELLERA, DEOGRACIAS	12.9	154.99	6643.16	3/14/2010	8545	84
4135013709	WU, CAROL H.	0	416.67	3333.32	3/14/2010	5000	12
4135013710	BOLEN, RHIANNON	17.9	131.94	5139.39	3/15/2010	6295	84
4135013718	NUGENT, DENNIS G.	0	308.33	2466.68	3/15/2010	3700	12
4135013719	WENSLER, ALFRED R.	0	250	2000	3/15/2010	3000	12
4135013721	CLARK, LYNETTE	14.9	190.39	9619.8	3/15/2010	9895	84
4135013722	VANDENBROEK, DONNA R.	0	499.58	3497.1	3/15/2010	5995	12
4135013723	THOMA, JOHN A.	4.9	262.74	4793.89	3/16/2010	5995	24
4135013731	LUTJEN, DONNA S.	0	341.67	2733.32	3/19/2010	4100	12
4135013736	SANGMEISTER, RALPH	0	499.58	3996.68	3/20/2010	5995	12
4135013741	GORDON, BRIAN S.	0	479.17	3833.32	3/20/2010	5750	12
4135013742	APODACA, KAREN G.	12.9	187.36	10034.93	3/20/2010	10330	84
4135013743	CANTRELL, ROSEMARY	12.9	195.8	10387.54	3/20/2010	10795	84
4135013744	CARP, JOSEPH	12.9	195.8	10711.04	3/20/2010	10795	84
4135013750	CONSTANTINO, MIGUEL	17.9	265.96	14768.38	3/21/2010	14813.38	120
4135013757	JUDAH, SHAWN A.	12.9	186.09	9951.88	3/22/2010	10260	84
4135013758	VEASEY, NONA	0	395.63	3164.98	3/22/2010	4747,5	12
4135013759	HEISING, LORRAINE M.	12.9	195.8	10387.54	3/22/2010	10795	84
4135013761	DIAZ, MARTHA	17.9	108.99	5071.44	3/22/2010	5200	84
4135013762	SCHEIFELE, GREG	12.9	195.8	10470.78	3/22/2010	10795	84
4135013766	GOODRICH, CHRIS A.	0	499.75	4013	3/22/2010	5997	12
4135013767	MAXWELL, CHARLES E.	12.9	154.99	8289.16	3/22/2010	8545	84
4135013771	SHUTTLES, ROBERT S.	0	250	2000	3/23/2010	3000	12
4135013772	UPDYKE, RONNIE D.	12.9	153.44	8205.94	3/23/2010	8460	84
4135013780	FROST, PATRICK C.	12.9	154.99	8353.54	3/25/2010	8545	84
4135013783	JOHNSON, WALTER E.	17.9	120.52	5679.98	3/26/2010	5750	84
4135013787	HATTEN, GERRIE	12.9	154.99	8151.37	3/27/2010	8545	84
4135013788	CUBBERLY, CLINT B.	12.9	114.18	6248.49	3/27/2010	6295	84
4135013789	RHUDE, CARY	12.9	195.8	10471.6	3/27/2010	10795	84
4135013795	SCHEIBL, GAY	0	398.33	3186.68	3/28/2010	4780	12
4135013797	PETERSON, DOLORES G.	12.9	153.44	8205.94	3/28/2010	8460	84
4135013798	LONGSTREET, LINDA M.	17.9	428.63	10949.71	3/28/2010	11872.78	36
4135013799	LANGER, WENDY L.	11.9	205.82	11299.77	3/28/2010	11695	84
4135013803	GOSSE, MICHAEL M.	17.9	109.78	5108.54	3/29/2010	5238	84
4135013807	FREDRICKSON, DANIEL J.	0	300	2400	3/30/2010	3600	12
4135013809	HAAS, DAVID J.	12.9	212.12	11343.78	4/1/2010	11695	84
4135013811	BELL, JAMES FLEETWOOD	0	333.33	2651.68	4/1/2010	4000	12
4135013813	WELSH, MARIE	0	270.83	1265	4/1/2010	3250	12
4135013814	WELSH, MARIE	0	416.67	4166.66	4/1/2010	5000	12
4135013815	BALLESTEROS, ELISEO E.	12.9	203.96	10907.28	4/1/2010	11245	84
4135013819	DALLAS, CHARLES M.	0	499.79	3998.34	4/2/2010	5997.5	12
4135013823	KOCH, JAMES	0	170.83	1366.68	4/3/2010	2050	12
4135013827	HENDRIX, FRED T.	17.9	103.88	4833.74	4/3/2010	4956.25	84
4135013831	HILL JR., KENNETH D.	11.9	307.4	10917.81	4/5/2010	11695	48
4135013834	GEHRMAN, BENJAMIN J.	0	312.47	2124.93	4/5/2010	3749.6	12
4135013835	ELSNER, CYNTHIA A.	12.9	195.8	7529.78	4/5/2010	10795	84
4135013838	LEE, SOOK AHN	12.9	195.8	10470.78	4/5/2010	10795	84
4135013840	STONE, JOHN W.	12.9	154.99	8288.35	4/5/2010	8545	84
4135013849	PYLE, KENDALL L.	0	374.58	2996.68	4/7/2010	4495	12

PREMIERE DEVELOPMENT INCORPORATED
CUSTOMER NOTES RECEIVABLE SUBJECT TO ASSIGNMENT OF RELATED DEED OF TRUST TO TEXTRON FINANCIAL
CORPORATION

CONTRACT		INTEREST	PAYMENT	CURRENT	CONTRACT	ORIGINAL	ORIGINAL
NUMBER	NAME	RATE	AMOUNT	BALANCE	DATE	LOAN AMOUNT	TERM
4135013851	LANDRY, JOSEPH E.	0	375	3000	4/7/2010	4500	12
4135013853	WRIGHT, KENNETH THOMAS	17.9	108.99	5104.3	4/8/2010	5200	84
4135013858	RUGEN, JAMES R.	0	374.58	2996.68	4/9/2010	4495	12
4135013860	ERDMAN, JAMES R.	4.9	249.81	4972.41	4/9/2010	5700	24
4135013861	HOLBEIN, ROBERT L.	11.9	205.82	11330.22	4/9/2010	11695	84
4135013866	PEJ, EZEQUIEL R.	12.9	130.5	7033.8	4/10/2010	7195	84
4135013869	KROPF, JAMES S.	12.9	195.8	10470.78	4/10/2010	10795	84
4135013871	EGGIMANN, TOD S.	12.9	195.8	10470.78	4/10/2010	10795	84
4135013873	BARCELO, AILSA A.	4.9	162.16	3257.02	4/11/2010	3700	24
4135013874	HENDERSON, DAVID A.	12.9	153.44	8270.48	4/11/2010	8460	84
4135013881	PELZER, KATHRYN E.	0	250	2250	4/12/2010	3000	12
4135013887	COMERFORD, SHARI	0	454.17	4995.83	4/12/2010	5450	12
4135013889	GLOE, ANITA	0	395.83	3562.51	4/13/2010	4750	12
4135013901	PEI DR., MARISSA	12.9	236.61	12653.73	4/16/2010	13045.5	84
4135013902	WEISS, PATRICIA L.	12.9	202.42	10909.97	4/16/2010	11160	84
4135013904	DAY, RHONDA F.	14.9	125.06	6314.95	4/16/2010	6500	84
4135013907	CONDE, ALVIN	14.9	129.78	6745	4/17/2010	6745	84
4135013909	HUNRICHS, KENNETH L.	0	454.17	4087.49	4/17/2010	5450	12
4135013918	GLAZEBROOK, RANDY	17.9	85.93	3905.58	4/18/2010	4100	84
4135013919	CULP, KAREN J.	12.9	118.51	6387.62	4/18/2010	6534	84
4135013921	PELLETIER, SUZANNE M.	12.9	212.12	11417.68	4/18/2010	11695	84
4135013922	CHAMBERLIN, LYNDA	11.9	205.82	11407.62	4/19/2010	11695	84
4135013923	JOHNSON, COE W.	0	258.33	2325.01	4/19/2010	3100	12
4135013925	BURDGE SR., WILLIAM F.	17.9	131.94	6256.96	4/19/2010	6295	84
4135013927	BOCK, JODEE A.	11.9	174.15	9664.65	4/19/2010	9895	84
4135013928	WILLIAMSON, LE ANNE	11.9	232.22	12887.85	4/19/2010	13195	84
4135013930	LEOPPARD, WILLIAM M.	0	458.33	4000	4/19/2010	5500	12
4135013932	TESSLER, M. STUART	0	395.42	3558.74	4/20/2010	4745	12
4135013933	ELLIS, KATHLEEN	0	541.25	4871.25	4/20/2010	6495	12
4135013936	CLARKE, SHARON L.	0	154.17	1387.49	4/21/2010	1850	12
4135013938	LOWERY, THOMAS M.	0	520.83	4687.51	4/21/2010	6250	12
4135013940	HENLEY, LORI	0	480.83	4328.51	4/21/2010	5770	12
4135013942	WURSTER, HENRY G.	17.9	131.94	6179.16	4/21/2010	6295	84
4135013947	TUCKER, MARLANE	11.9	205.82	11422.77	4/22/2010	11695	84
4135013948	GRISWOLD, STACY J.	0	450	4050	4/23/2010	5400	12
4135013950	RINALDO, EDWARD	12.9	152.27	8206.9	4/23/2010	8395	84
4135013954	GISE, KIMBERLEY	12.9	195.8	10634.62	4/24/2010	10795	84
4135013964	VALLAT, SALLY E.	17.9	157.1	6003.23	4/25/2010	8200	60
4135013971	STERN, HARVEY	0	308.33	2775.01	4/26/2010	3700	12
4135013972	PERDUE, THOMAS	17.9	85.53	3607.6	4/26/2010	3700	70
4135013976	MITCHELL, PHILLIP C.	12.9	146.82	7851.9	4/26/2010	8095	84
4135013982	ADAMS, ROGER D.	17.9	277.38	15237.35	4/28/2010	15449.15	120
4135013985	PETERSON, MARY L.	0	516.67	5151.66	4/28/2010	6200	12
4135013990	HAWKLEE, KAY M.	0	499.58	4496.26	4/29/2010	5995	12
4135013993	FALLON, JOEY	17.9	171.23	7839.48	4/30/2010	8169.46	84
4135013994	SCOTT, RANDY	12.9	122.34	6644.79	5/1/2010	8745	84
4135013996	RUSSELL, WILLIAM C.	17.9	118.85	4403.51	5/1/2010	4690.32	60
4135014004	BORBOA, MANUEL E.	12.9	163.15	8793.47	5/2/2010	8995	84
4135014005	HOYLE, DAVID L.	12.9	228.44	12312.84	5/2/2010	12595	84
4135014008	PALOMAREZ, ERNIE	12.9	163.15	8793.47	5/2/2010	8995	84
4135014009	WILLIAMS, ARCHIE L.	12.9	195.8	9630.69	5/2/2010	10795	84
4135014011	THOMPSON, GEORGE W.	12.9	315.83	17023.06	5/3/2010	17413.15	84
4135014016	D’ALMEIDA, MICHAEL	12.9	186.09	10030.15	5/3/2010	10260	84
4135014021	GIUSTO, LOUISE A.	0	291.46	2623.12	5/4/2010	3497.5	12
4135014024	BARTLEY, DIANA E.	0	374.58	3371.26	5/5/2010	4495	12
4135014029	TATE, RON	0	458.33	4568.34	5/7/2010	5500	12
4135014031	HARRIS JR., HENRY A.	0	500	4500	5/7/2010	6000	12
4135014033	UMANSKY, PEGGY G.	0	229.17	2062.49	5/8/2010	2750	12
4135014034	STEPHENS, MARIAN	17.9	256.19	13912.06	5/8/2010	14268.66	120
4135014035	HUGHES, DONALD C.	0	433.33	4333.34	5/8/2010	5200	12
4135014041	CARR, KATHLEEN F.	12.9	154.99	8403.04	5/8/2010	8545	84
4135014044	DRUMMOND III, CHARLES E.	12.9	195.8	10553.14	5/9/2010	10795	84
4135014046	SCHAEFER, WILLIAM G.	0	725	6525	5/10/2010	8700	12
4135014050	NETTLETON, ARNOLD	0	458.13	4643.54	5/10/2010	5497.5	12
4135014052	SCHUMAN, STEVE A.	17.9	208.8	11558.34	5/11/2010	11629.53	120
4135014053	LEVY. GERALD	0	291.67	2916.66	5/11/2010	3500	12
4135014056	KOLINSKI, JOHN T.	0	291.25	2621.25	5/11/2010	3495	12
4135014059	REED M.D., DENNIS.	0	708.33	7083.34	5/13/2010	8500	12
4135014062	HERNANDEZ JR., PHILLIP	17.9	186.69	10366.32	5/13/2010	10397.91	120
4135014072	HORI, KIYOAKY	0	499.58	4995.84	5/15/2010	5995	12
4135014075	SKINNER, JOHN A.	12.9	195.8	10575.64	5/16/2010	10795	84
4135014076	MENOWN, THURLOW LEE	0	237.5	2375	5/17/2010	2850	12
4135014078	HUNT, ENACIO G.	12.9	217.83	11831.59	5/17/2010	12010	84
4135014080	NUSKEY, SUSAN E.	0	145.83	1458.34	5/17/2010	1750	12
4135014082	COMPTON, GEORGE J.	0	384.38	3843.74	5/18/2010	4612.5	12
4135014083	QUINONEZ, FREDD S.	11.9	205.82	11514.41	5/18/2010	11695	84
4135014085	WOLTERSTORFF, WALT	4.9	514.74	10041.23	5/18/2010	11745	24
4135014086	LYONS-WILLIAMS, ANDREA	14.9	120.16	6091.35	5/18/2010	6245	84
4135014088	BROSAN, LYNNE J.	0	300	3000	5/19/2010	3600	12
4135014091	ARCHER, LEWIS F.	12.9	154.99	8418.04	5/19/2010	8545	84
4135014096	IRWIN, TRACI	12.9	383.61	11553.41	5/20/2010	21150	84
4135014099	NUTTO JR., WILLIAM T.	17.9	104.8	4939.11	5/21/2010	5000	84
4135014102	PRIJIC, NIHAD	17.9	128.9	5931.85	5/21/2010	6150	84
4135014103	HAMILTON, JEFFREY T.	12.9	130.5	7088.11	5/21/2010	7195	84
4135014110	JOHNSON, RICK	0	516.67	5166.66	5/23/2010	6200	12
4135014112	ARMISTEAD, JESSICA D.	17.9	93.75	3700	5/23/2010	3700	60
4135014115	NILSON, AMY	17.9	131.94	6198.35	5/23/2010	6295	84
4135014116	GREENE, DAVID J.	0	841.67	7908.33	5/24/2010	10100	12
4135014119	THOMPSON, JAMES C.	12.9	186.09	10107.59	5/24/2010	10260	84
4135014120	LONIEWSKI, EDWARD J.	12.9	188.09	10107.59	5/24/2010	10260	84
4135014125	LUSHAO, JONATHAN	0	450	4500	5/25/2010	5400	12
4135014127	WICKLINE, DAVID C.	12.9	153.44	8334.33	5/25/2010	8460	84
4135014129	TINNEY, ROY L.	0	145.83	1458.34	5/26/2010	1750	12
4135014133	HACKER, DANIEL L.	17.9	207.39	9769.26	5/27/2010	9895	84
4135014135	DIATCHUN, BRIAN	4.9	251.89	5289.71	5/28/2010	5747.5	24
4135014139	FAY, JEFFREY A.	0	333.33	3333.34	5/29/2010	4000	12
4135014140	HEYNE, RALPH D.	17.9	167.67	7902.6	5/29/2010	8000	84
4135014141	MOORE, JESSEE C.	11.9	150.39	8413.03	5/29/2010	8545	84
4135014142	CAJERO, NICK F.	11.9	156.81	8757.25	5/29/2010	8910	84
4135014143	ELLARD, JAMES CARL	12.9	154.99	8433.19	5/30/2010	8545	84
4135014144	FEHLIMAN, BERT F.	12.9	332.89	17862.87	5/31/2010	18353.28	84
4135014146	TALECK, STEVEN J.	17.9	167.67	5228.51	5/31/2010	8000	84
4135014147	VANCE, CAROLYN	12.9	153.44	8332.77	5/31/2010	8460	84
4135014149	MICHEL, LYNN	17.9	192.12	10441.33	6/1/2010	10700.71	120
4135014158	PUCKETT, JEFFREY	8.9	146.91	7645	6/3/2010	7645	66

PREMIERE DEVELOPMENT INCORPORATED
CUSTOMER NOTES RECEIVABLE
SUBJECT TO ASSIGNMENT OF RELATED DEED OF TRUST TO TEXTRON FINANCIAL CORPORATION

CONTRACT		INTEREST	PAYMENT	CURRENT	CONTRACT	ORIGINAL LOAN	ORIGINAL
NUMBER	NAME	RATE	AMOUNT	BALANCE	DATE	AMOUNT	TERM
4135014161	VAZQUEZ, GRISELDA	17.9	278.24	13113.47	6/4/2010	13275.11	84
4135014162	HAMANN, LARRY T.	17.9	285.79	15820.21	6/5/2010	15917.65	120
4135014163	MULLIN, MARY M.	4.9	241.05	5061.91	6/5/2010	5500	24
4135014166	SISK, BRUCE E.	17.9	260.3	14431.71	6/5/2010	14498.19	120
4135014167	JONES, JAMES K.	12.9	154.99	8418.04	6/5/2010	8645	84
4135014168	COPELAND, TERRY L.	12.9	153.44	8397.5	6/5/2010	8460	84
4135014169	GAYTAN, JESUS	12.9	146.82	7974.75	6/5/2010	8095	84
4135014170	RODGER, KATE	4.9	328.58	6522.56	6/6/2010	7497.36	24
4135014172	KORSAK-HARRIS, MARY M.	4.9	158.21	2538.31	6/6/2010	3610	24
4135014174	COHEN, DAVID	0	166.67	1666.66	6/7/2010	2000	12
4135014176	DOCKTER, RONALD	12.9	148.91	7979.68	6/7/2010	8100	84
4135014177	GRAHAM, JAMIE	12.9	212,12	11521.27	6/7/2010	11695	84
4135014179	ZIMMER, MICHAEL J.	12.9	184.37	9897.59	6/7/2010	10165.25	84
4135014182	WALKER, KRISTIE A.	17.9	195.13	10669.55	6/8/2010	10868.18	120
4135014183	SCHUNK, ROGER T.	0	208.33	1875.67	6/8/2010	2500	12
4135014187	COLOMBO, JOAN A.	12.9	153.44	8397.5	6/9/2010	8460	84
4135014189	DAVIS, GERALDINE R.	17.9	352.66	19212.93	6/10/2010	19642.17	120
4135014194	HOWE, STEVEN C.	4.9	208.18	4561.21	6/11/2010	4750	24
4135014195	GARCIA SR., NICOLAS T.	17.9	152.61	8447.97	6/11/2010	8500	120
4135014198	HALL, PHILIP J.	4.9	262.74	5756.73	6/12/2010	5995	24
4135014199	LISONE, JOHN	11.9	189.98	10628.31	6/12/2010	10795	84
4135014202	ROOD, JASON D.	11.97	207.27	10509.11	6/12/2010	10610.54	72
4135014206	MERCIER, THOMAS R.	0	341.67	3401.66	6/13/2010	4100	12
4135014207	WILLIAMS, ROBERT	17.9	402.65	22346.27	6/13/2010	22426.74	120
4135014210	RAMIREZ, ENRIQUE O.	17.9	175.21	9608.53	6/13/2010	9758.53	120
4135014213	RYDELL, CYNTHIA A.	0	499.79	5497.71	6/14/2010	5997.5	12
4135014215	JONES JR., ROBERT N.	4.9	208.07	4747.5	6/14/2010	4747.5	24
4135014220	GREENBERG, ELIZABETH	17.9	159.34	8820.65	6/15/2010	8874.97	120
4135014227	LOGEFEIL, ROBERT R.	17.9	104.8	4774.58	6/15/2010	5000	84
4135014231	GROSSKOPF, LISA	12.9	155.08	8501.83	6/15/2010	8550	84
4135014232	JUCAN, ALEXANDRU	12.9	203.96	11161.92	6/16/2010	11245	84
4135014235	CARR, DANIEL R.	0	499.58	5495.42	6/16/2010	5995	12
4135014236	SWANSON, PATRICIA	0	258.33	2841.67	6/17/2010	3100	12
4135014237	TEAGUE, JOEL	0	725	7250	6/17/2010	8700	12
4135014238	STOY, THOMAS A.	12.9	251.39	13654.1	6/17/2010	13860	84
4135014239	MARIE, TINA	14.9	173.07	8827.39	6/19/2010	8995	84
4135014242	KOTLOW, URSZULA H.	4.9	131.48	3000	6/19/2010	3000	24
4135014246	ADAMS, SANDRA	17.9	131.94	5243.77	5/19/2010	6295	84
4135014259	VAN LEUVAN-MATTHEWS, MARME J.	12.9	151.54	8293.27	6/22/2010	8355	84
4135014261	LAMADORE, MICHAEL H.	0	341.67	3758.33	6/22/2010	4100	12
4135014263	SASS, JAMES A.	0	683.33	7510.67	6/24/2010	8200	12
4135014265	HARRIS, JOEL A.	0	708.33	7791.67	6/25/2010	8500	12
4135014266	ZIMMERMAN, VANCE	0	666.67	7333.33	6/25/2010	8000	12
4135014270	COCHRAN, DAVID L.	12.9	154.99	8436.85	6/26/2010	8545	84
4135014273	ROMOSER, MARY K.	0	308.33	3391.67	6/27/2010	3700	12
4135014288	LISITZKY, ZANDRA	12.9	252.94	13685.81	6/30/2010	13945.5	84
4135014293	HAYMOND, DESIREE	12.9	154.99	8545	7/1/2010	8545	84
4135014298	MITSUDA, MICHAEL	0	291.67	3500	7/2/2010	3500	12
4135014305	DELGADO JR., JOSE	17.9	155.04	8436.38	7/3/2010	8535.15	120
4135014306	KOPP, DAVID C.	12.9	195.8	10715.24	7/3/2010	10795	84
4135014310	TADEO, PAUL	17.9	238.53	13285.66	7/4/2010	13285.66	120
4135014315	LUSKIN, MARVIN L.	12.9	114.18	6295	7/4/2010	6295	84
4135014324	KRUCZEK, EDWARD J.	14.9	147.19	7597.79	7/5/2010	7650	84
4135014325	BARR, ROBERT A.	17.9	88.69	3463.51	7/6/2010	3500	60
4135014328	O’CONNELL, PATRICIA K.	14.9	154.12	7955.33	7/6/2010	8010	84
4135014331	GOLLEDGE, SHARON R.	0	308.33	3391.67	7/7/2010	3700	12
4135014335	BLANCHFIELD, CATHY L.	0	395.63	4351.86	7/8/2010	4747.5	12
4135014336	BRADLEY, ROBIN A.	17.9	173.23	9507.07	7/8/2010	9648.44	120
4135014337	MICHAEL, HEATHER	17.9	216.62	12028.43	7/9/2010	12065.08	120
4135014338	JACOBI, MARK A.	17.9	109.41	105.95	7/9/2010	5220	84
4135014342	DOW, LARRY CHRISTOPHER	16.9	252.53	14583.29	7/9/2010	14583.29	120
4135014343	KISLACK, GERALDINE D.	0	500	5500	7/10/2010	6000	12
4135014348	BARR, ERIC R.	4.9	284.87	6500	7/10/2010	6500	24
4135014351	CLIFTON, LEON	17.9	169.67	8095	7/11/2010	8095	84
4135014352	PAGNOTTA, JASON	10.9	214.82	12490.78	7/11/2010	12584.61	84
4135014357	LEWIN, JAMES B.	0	374.79	4122.71	7/12/2010	4497.5	12
4135014360	MCNEESE, GEORGE	12.9	329.27	17827.79	7/12/2010	18153.93	84
4135014361	ROMIG, GARY R.	4.9	153.39	3500	7/12/2010	3500	24
4135014366	REESE, VIRGINIA M.	11.9	189.98	10712.07	7/13/2010	10795	84
4135014368	THOMAS, CHRISTIAN A.	12.9	154.99	8545	7/14/2010	8545	84
4135014375	NASH, JOSEPH A.	11.9	244.35	13730.24	7/16/2010	13883.88	84
4135014381	OATES, SUSAN L.	12.9	114.18	6295	7/18/2010	6295	84
4135014384	GARCIA, RAUL O.	4.9	241.05	5500	7/18/2010	5500	24
4135014385	LANCASTER, JAMES P.	17.9	85.63	3700	7/19/2010	3700	70
4135014388	DEWITT, CRAIG A.	4.9	262.96	6000	7/19/2010	6000	24
4135014389	WOOD, KAY	17.9	167.67	8000	7/19/2010	8000	84
4135014393	DE LA CRUZ JR., RAMON	12.9	153.44	8460	7/20/2010	8460	84
4135014394	SAMMONS, LARRY	4.9	197.22	4500	7/21/2010	4500	24
4135014399	SIEGER, JULIA E.	0	520.83	6250	7/21/2010	6250	12
4135014401	ZEHE, TONI D.	12.9	195.8	10795	7/23/2010	10795	84
4135014404	GANTERT, ANDREA J.	14.9	155.75	8095	7/24/2010	8095	84
4135014407	JEFFRIES, LILIA A.	4.9	227.9	5200	7/24/2010	5200	24
4135014409	BUSCHING, LLOYD O.	4.9	227.9	5200	7/24/2010	5200	24
4135014412	NEWTON, MICHAEL	17.9	163.47	9104.73	7/25/2010	9104.73	120
4135014416	ROSS, JOSEPHINE	17.9	85.53	3700	7/26/2010	3700	70
4135014422	PORTER, JEFFREY	12.9	154.99	8545	7/27/2010	8545	84
4135014425	BENCHOFF, DAVID A.	12.9	195.8	10795	7/28/2010	10795	84
4135014434	BENDING, HARRY A.	0	291.67	3500	7/30/2010	3500	12
4135014435	SCHROEDER, EDWARD C.	4.9	350.61	8000	7/30/2010	8000	24
4135014437	BOYD, MARK A.	17.9	315.01	17545.12	7/31/2010	17545.12	120
4135014444	BOOK, PATRICIA L.	11.9	295.05	16764.99	8/1/2010	16764.99	84
4135014452	ASBERRY, HENRY A.	12.9	195.8	10795	8/2/2010	10795	84
4130601459	PALOMARES T. JESUS	17.9	149.34	4994.85	1/15/2007	7125	84
4145011946	AMAVIZCA HERNANDEZ, HERMINIO	17.9	115.7	5238.73	4/26/2009	5520	84
4130049863	CLICK, JOANN	17.9	177.66	9098.03	6/13/2004	9895	120
4130056449	RIPLEY, THOMAS	17.9	277.72	10274.62	11/28/2006	13250	84
4130304587	PWYLL, AVILYNN	16.9	183.31	1901.75	3/29/2009	8995	84
4130401656	OVERMAN, STEVE	17.9	196.18	8260.27	9/23/2006	9360	84
4130700508	ATKINSON, ACE D.	17.9	209.98	5174.51	6/24/2002	11695	120
4130702729	HICKEY, WILLIAM J.	17.9	131.94	1929.69	7/19/2003	6295	84
4130703054	VALLEJOS, BERLINDA	17.9	167.68	3229.27	9/14/2003	8000	84
4130704083	FABIO, ROGER	16.9	155.77	7001.44	9/25/2004	8995	120
4135008125	KIRK, MARK A.	17.9	288.73	4307.14	12/29/2007	7997.5	36
4135008936	KOROL, ROBERT R.	17.9	150.81	6861.45	4/1/2008	7195.5	84
4135009093	DOUGLAS, DEBORA A.	17.9	118.84	4936.1	4/19/2008	5670	84

PREMIERE DEVELOPMENT INCORPORATED
CUSTOMER NOTES RECEIVABLE
SUBJECT TO ASSIGNMENT OF RELATED DEED OF TRUST TO TEXTRON FINANCIAL CORPORATION

						ORIGINAL
CONTRACT		INTEREST	PAYMENT	CURRENT	CONTRACT	LOAN	ORIGINAL
NUMBER	NAME	RATE	AMOUNT	BALANCE	DATE	AMOUNT	TERM
4135009532	PASCOE, ESTHER	17.9	131.94	5498.45	6/8/2008	6295	84
4135009569	MAYS, PAMELA	17.9	131.94	5776.72	6/12/2008	6295	84
4135009621	TERRELL, STEPHEN M.	17.9	207.39	9650.42	6/18/2008	9895	84
4135009740	GOLYAR, STEVEN L.	17.9	150.91	6210.58	7/2/2008	7200	84
4135009800	VALDEZ, RINA	17.9	131.94	5364.84	7/10/2008	6295	84
4135009827	BLAKELY, IVANA	17.9	192.07	8698.83	7/13/2008	9164	84
4135009967	CAMPBELL, BRIAN	17.9	150.91	6194.59	7/27/2008	7200	84
4135010032	HUFFINES JR., MEGAN	17.9	150.91	6058.54	8/3/2008	7200	84
4135010277	PEINADO, OSCAR	17.9	311.25	13493.63	9/1/2008	14850	84
4135010489	VILLARAZA, ANGELICA	17.9	149.02	5975.53	9/28/2008	7110	84
4135010566	HARONOCK, SHANNON	17.9	216.82	9505.9	10/8/2008	10345	84
4135010593	MCCABE, FRANCES C.	10.9	122.9	6228.09	10/11/2008	7200	84
4135010643	ROEBUCK, DAVID	17.9	141.37	5857.22	10/16/2008	6745	84
4135010740	VALENTINE, CECELIA E.	17.9	167.88	7436.03	10/29/2008	8010	84
4135010800	HITCHCOCK, KYMBERLY	17.9	149.02	6934.24	11/7/2008	7110	84
4135010802	MCCONNELL, CHERYL	17.9	150.91	5448.58	11/8/2008	7200	84
4135010902	KNORR, REX A.	17.9	113.18	4872.19	11/18/2008	5400	84
4135010934	MCCARTY, DOROTHY M.	17.9	198.07	9276.1	11/22/2008	9450	84
4135010945	RIVERA, ERICK L	17.9	150.8	6360.71	11/23/2008	7195	84
4135010948	BARAJAS, SALVADOR	17.9	113.18	5196.74	11/23/2008	5400	84
4135010994	LUCAS, ANDREA M.	17.9	150.8	6523.59	11/30/2008	7195	84
4135011090	BARNETT, RONALD E.	17.9	235.79	9755.6	12/14/2008	11250	84
4135011123	GUAY, DEBORAH A.	17.9	150.8	8576.97	12/20/2008	7195	84
4135011128	YANKE, GAYLYN	17.9	149.02	6747.76	12/20/2008	7110	84
4135011154	MACPHERSON, DAMEN A.	17.9	130.59	4760.49	12/24/2008	5740	72
4135011225	HANSEN, KEITH	17.9	197.96	9271.2	1/2/2009	9445	84
4135011239	SCHULTZ, ERICKA	17.9	149.02	6390.18	1/4/2009	7110	84
4135011262	GOVONI, AMELIA LOUISE	17.9	150.8	6248.03	1/8/2009	7195	84
4135011487	MORNINGSTAR, STEPHEN	17.9	252.02	13755	2/14/2009	14036.74	120
4135011496	YOST, ELIZABETH B.	17.9	129.95	5710.9	2/15/2009	6200	84
4135011503	JOYNER, HILARY G.	17.9	150.81	6411.87	2/15/2009	7195.5	84
4135011544	HURST, THOMAS M.	17.9	113.08	4954.62	2/22/2009	5395	84
4135011587	JOHN, DAVID K.	17.9	113.08	5395	2/26/2009	5395	84
4135011627	HUBA, MELODIE	11.9	189.98	9267.5	3/6/2009	10795	84
4135011658	SELBY, ARON J.	11.9	126.63	6699.12	3/12/2009	7195	84
4135011727	WILLIS, TONIA M.	17.9	131.95	5710.78	3/22/2009	6295.5	84
4135011752	WILLIAMS, ALTA D.	11.9	162.71	7955.24	3/26/2009	9245	84
4135011813	NESS, JOEL	12.9	112.63	5728.39	4/7/2009	6210	84
4135011826	GELLER, CAROL	11.9	189.96	9364.7	4/9/2009	10795	84
4135011905	STEVENSON, NANCY	12.9	146.91	7148.69	4/21/2009	8100	84
4135011912	LOPEZ, EDWARD A.	12.9	146.91	7131.64	4/22/2009	8100	84
4135011983	GLUCKMAN, IRA M.	11.9	205.82	10247.96	4/30/2009	11695	84
4135012058	WASHINGTON SR., FRANCIS	11.9	126.63	6616.71	5/9/2009	7195	84
4135012132	CRUZ, CHIVONA	4.75	126.08	8164.8	5/20/2009	8995	84
4135012162	MESCEY-JARED, AMANDA	12.9	130.5	6396.46	5/25/2009	7195	84
4135012198	RUMSEY, VICKI	12.9	122.34	8330.99	5/31/2009	6745	84
4135012224	ESQUIVEZ, JUAN	12.9	130.5	6739.32	6/6/2009	7195	84
4135012253	HENDERSON, SHARON	12.9	146.83	7034.62	6/10/2009	8095.5	84
4135012270	JOE, JASPER	11.9	126.63	7195	6/12/2009	7195	84
4135012350	WHITE, MATILDA L.	17.9	132.04	5803.74	6/23/2009	6300	84
4135012387	MORA, NORMA	11.9	193.24	10191.87	7/3/2009	10980	84
4135012393	ZARATE, SONIA D.	17.9	135.82	6006.99	7/4/2009	6480	84
4135012417	RACICOT, DAVID	17.9	178.61	9616.17	7/8/2009	9948.27	120
4135012421	DONALDSON, KENNETH	17.9	131.94	8179.16	7/9/2009	5295	84
4135012464	ONLEY, LARRY G.	17.9	111.29	5024.64	7/15/2009	5310	84
4135012474	CARSON, LINDA	12.9	195.89	9783.77	7/18/2009	10800	84
4135012481	BRANDENBURG, CHARLES L	11.9	205.82	9311.87	7/18/2009	11695	84
4135012597	LAWSON, ROBERT J.	12.9	154.99	8418.04	7/31/2009	8545	84
4135012613	FRIDLEY, JAMA J.	12.9	195.8	10218.47	8/3/2009	10795	84
4135012632	POOLE, BENJAMIN A.	12.9	114.18	5806.7	8/6/2009	6295	84
4135012655	MARTINEZ, RICHARD	14.9	155.75	7708.59	8/11/2009	8095	84
4135012678	ESCOBAR, MARILOU	12.9	199.15	3421.44	8/15/2009	10980	84
4135012708	JACKSON, MARK	4.9	262.85	3321.28	8/22/2009	5997.5	24
4135012714	CRUMP, BARBARA	12.9	146.83	7789.96	8/23/2009	8095.5	84
4135012723	MORGAN, MAURICE F.	17.9	131.94	5718.4	8/24/2009	6295	84
4135012746	STONE-STEINHAUER, SARAH	17.9	131.95	5874.01	8/29/2009	6295.5	84
4135012761	JENKINS, DANA T.	16.9	219.98	9849.53	8/31/2009	10795	84
4135012788	LONG, MATTHEW	12.9	114.18	5806.7	9/5/2009	6295	84
4135012800	LARSON, VERNON O.	11.9	205.82	10656.16	9/6/2009	11695	84
4135012825	WINCHESTER, AMY E.	11.9	155.14	8106.67	9/10/2009	8815	84
4135012859	EVANS III, SAMUEL M.	11.9	205.82	10763.13	9/17/2009	11695	84
4135012870	WOODS, M.L.	17.9	131.94	6179.16	9/19/2009	6295	84
4135012905	PARISELLA, JAY SCOTT	12.9	202.42	10247.76	9/24/2009	11160	84
4135012910	YANES, ORLANDO	11.9	205.62	11514.41	9/26/2009	11695	84
4135012978	GUEST, KIMBERLY P.	12.9	154.99	7951.72	10/8/2009	8545	84
4135012988	PURICH, FRANK W.	17.9	131.94	5960.29	10/9/2009	6295	84
4135013019	BEDONI, FREDRICK K.	11.9	205.82	11236.75	10/15/2009	11695	84
4135013027	MARTENS, DAN	11.9	205.82	11695	10/16/2009	11695	84
4135013032	JAMES, DAVID	12.9	151	7828.99	10/17/2009	8325	84
4135013043	COWELL, DAVID W.	11.9	189.98	10002.53	10/18/2009	10795	84
4135013053	CAVEY, JAMES S.	0	350	1050	10/20/2009	4200	12
4135013061	CORBIN, ROBERT C.	12.9	146.82	8095	10/21/2009	8095	84
4135013132	STEUBEN, ROBERT W.	12.9	146.01	7491.09	11/2/2009	8050	84
4135013133	AISPURO, JOSE LUIS	17.9	127.85	5802.21	11/2/2009	6100	84
4135013143	BROWN, STEPHAN M.	17.9	150.1	8117.25	11/4/2009	8360	120
4135013167	SALAIZ. ANASTACIO S.	17.9	87.01	3763.81	11/7/2009	3995	78
4135013169	ALVIDREZ, JOSE A.	17.9	169.67	7946.04	11/7/2009	8095	84
4135013196	RUSSELL. JAMES R.	0	558.33	2218.36	11/14/2009	6700	12
4135013241	DOMINEY. DANIEL H.	0	372.92	1491.64	11/22/2009	4475	12
4135013300	IGOLI. CHARLES E.	17.9	207.39	9390.92	12/5/2009	9895	84
4135013365	MILTON, DEBRA	12.9	154.99	8545	12/20/2009	8545	84
4135013377	ELLE, REBECCA	12.9	146.82	7646.99	12/21/2009	8095	84
4135013389	SIMPSON. CYNTHIA A.	17.9	173.3	9563.05	12/26/2009	9652.34	120
4135013403	BUUS, DEIDRE L.	4.9	271.73	4453.8	12/28/2009	6200	24
4135013414	PHELPS, MARILYN M.	4.9	175.31	4000	12/29/2009	4000	24
4135013446	DLUGOSZ, JOHN J.	17.9	132.04	6223.29	1/5/2010	6300	84
4135013481	NEAS, KEN	12.9	114.18	6057.38	1/18/2010	6295	84
4135013493	ORTEGA, LOUIE	17.9	131.94	6099.02	1/20/2010	6295	84
4135013498	DUARTE, RAMON R.	12.9	195.8	10318.89	1/21/2010	10795	84
4135013522	WILKINSON, JOSEPH A.	17.9	197.9	8969.8	1/27/2010	9442.13	84
4135013575	WARRINGTON JR., JOSEPH H.	16.9	137.58	5873.01	2/10/2010	6200	72
4135013580	CROWLEY, KELLY	17.9	131.94	6208.61	2/11/2010	6295	84
4135013791	MILLS, JOHN W.	4.9	392.25	7518.43	3/27/2010	8950	24
4135013792	JIMENO, JAY	12.9	154.99	8288.35	3/27/2010	8545	84
4135013806	MEDINA, ANTONIO B.	17.9	131.94	6179.16	3/29/2010	6295	84

PREMIERE DEVELOPMENT INCORPORATED
CUSTOMER NOTES RECEIVABLE
SUBJECT TO ASSIGNMENT OF RELATED DEED OF TRUST TO TEXTRON FINANCIAL CORPORATION

CONTRACT		INTEREST	PAYMENT	CURRENT	CONTRACT	ORIGINAL LOAN	ORIGINAL
NUMBER	NAME	RATE	AMOUNT	BALANCE	DATE	AMOUNT	TERM
4135013820	TERAN, ANGEL V.	17.9	89.5	4191.4	4/2/2010	4270	84
4135013841	BURFORD, JOANN	17.9	178.15	8343.6	4/6/2010	8500	84
4135013867	YANEZ, RUBEN	14.25	169.81	8803.75	4/10/2010	8995	84
4135013877	MORENO, MARTHA ELENA	12.9	114.18	6295	4/11/2010	6295	84
4135013890	AVILA, MARIANNE	14.9	155.75	7815.46	4/13/2010	8095	84
4135013898	HARRIS, ROBERT D.	17.9	136.76	6404.93	4/14/2010	6525	84
4135013915	DURANT, PATRICK	11.9	221.66	12286.53	4/18/2010	12595	84
4135013924	AVILA, JUAN	12.9	153.44	8460	4/19/2010	8460	84
4135013929	MAES, ALICE	0	291.25	2912.5	4/19/2010	3495	12
4135013980	BAILEY, MAX	17.9	131.94	6165.97	4/27/2010	6295	84
4135014001	MARTINEZ, PRISCILLA	12.9	154.99	8308.53	5/2/2010	8545	84
4135014122	SPENCER, RODNEY	17.9	88.69	1331.58	5/25/2010	3500	60
4135014203	WILLIS, HUEL L	12.9	154.99	8545	6/12/2010	8545	84
4135014211	GUTIERREZ. DELILIAH	17.9	162.7	9061.83	6/13/2010	9061.83	120
4135014226	MALI, TUSHAR	0	437.5	4812.5	6/15/2010	5250	12
4135014233	NAT, RONALD J.	17.9	182.35	8647.42	6/16/2010	8700	84
4135014251	ONICK, ROBERT L.	17.9	85.53	3669.66	6/20/2010	3700	70
4135014267	ZANIN, STEVE J.	11.9	189.98	10712.07	6/25/2010	10795	84
4135014281	CLEMANS, WILLIAM	11.9	205.82	11605.15	6/28/2010	11695	84
4135014316	MCCORMICK, DAVID A.	17.9	85.53	3669.66	7/4/2010	3700	70
4135014344	PAULLEY, RAYMOND E.	17.9	384.18	21086.57	7/10/2010	21397.82	120
4135014353	D’AURIA, LAWRENCE	11.9	153.55	8725	7/11/2010	8725	84
4135014382	SHANAHAN, ALAN	12.9	195.8	10795	7/18/2010	10795	84
4135014415	LOPEZ, SAMUEL MICHAEL	17.9	129.95	6200	7/26/2010	6200	84
4135014429	CARMONA, GABRIELA	12.9	195.8	10795	7/29/2010	10795	84
4135014446	MARTIN, JOHN R.	12.9	228.44	12595	8/1/2010	12595	84
4130052427	PETHICK, SUSAN A.	17.9	188.53	4661.62	5/10/2005	8995	84
4130052790	MCGRATH, JAINE	17.9	131.94	4107.39	7/2/2005	6295	84
4130053012	HOPKINS, MARK	17.9	150.81	4039.49	7/31/2005	7195	84
4130053792	STELL, RICHARD F.	17.9	132.05	4139.36	11/19/2005	6300	84
4130055687	GARCIA, MIGUELINA B.	17.9	161.5	7936.52	7/31/2006	8995	120
4130600237	SPARRAZZA, CRAIG A.	16.9	183.43	2357.46	6/20/2003	10000	84
4130601121	MICHELI THIRIC, JORDY	17.9	186.65	4252.88	9/16/2005	8905	84
4130601287	COHN, DAVID W.	17.9	157.36	2246.39	3/19/2006	6210	60
4130601502	MANJARRES V., ROGELIO	17.9	132.47	4753.96	9/16/2006	6320	84
4130703486	ILAGAN, EDITA N.	16.9	155.77	5664.28	3/13/2004	8995	120
4130704355	COE, JANICE	17.9	139.59	2955.24	2/25/2005	6660	84
4130704430	KUNZ, DONNA M.	17.9	348.89	13746.45	4/3/2005	19431.83	120
4135000376	WEBB, LARRY A.	16.9	198.46	8618.32	3/21/2005	11460.4	120
4135006987	ROLLS, MITCHELL W.	17.9	145.34	7253.72	9/5/2007	8095	120
4135008495	WILKS, BRYN	17.9	193.82	10132.25	2/16/2008	10795	120
4135009785	METHOD, THELMA	17.9	113.18	5023.78	7/7/2008	5400	84
4135009943	MCHOLM, MATTHEW G.	17.9	205.2	11093.68	7/25/2008	11429.06	120
4135010090	ALVAREZ, BECCA	17.9	150.8	6773.71	8/9/2008	7195	84
4135010165	STENSON, THOMAS P.	17.9	150.8	6741.67	8/17/2008	7195	84
4135010490	JOHNSON, SAMUEL	17.9	203.72	9039.19	9/28/2008	9720	84
4135010539	AHASTEEN, JAMESITA L	17.9	218.81	9676.13	10/5/2008	10440	84
4135010599	TARTAGLIO, TROY	17.9	113.08	4809.3	10/12/2008	5395	84
4135010713	NELSON, STEPHAN L	17.9	150.8	6305.7	10/25/2008	7195	84
4135010884	SHASHATY, PAUL A.	17.9	149.02	6631.65	11/16/2008	7110	84
4135010910	BEIGEL, PATRICIA A.	17.9	147.22	7609.1	11/20/2008	8200	120
4135010918	ESTRADA, VICTOR	17.9	150.8	7151.52	11/21/2008	7195	84
4135010925	HARRED, BOBBY L	17.9	149.02	7110	11/22/2008	7110	84
4135010935	ABBOTT, LELTON	17.9	150.8	6523.59	11/22/2008	7195	84
4135010946	ASBERRY SR., WILLIAM	17.9	160.34	7603.08	11/23/2008	7650	84
4135010965	HASBROOK, JOHN	17.9	130.16	5537.39	11/25/2008	6210	84
4135011018	ATWOOD, RICHARD I.	17.9	135.07	6963.97	12/3/2008	7500	119
4135011047	ANDERSON, DONICE M.	12.9	137.12	7347.11	12/7/2008	7560	84
4135011106	SCALZI, TRACEY	17.9	197.97	8221.03	12/16/2008	9445.5	84
4135011119	FOLLMER, TRISHA	17.9	160.34	7085.35	12/20/2008	7650	84
4135011129	BERNAL, LIBORIO	17.9	111.08	5300	12/20/2008	5300	84
4135011134	IBARRA, JENNIFER	17.9	167.88	8010	12/21/2008	8010	84
4135011143	SOVERNS, JEANNETTE	17.9	188.82	10153.27	12/22/2008	10516.58	120
4135011151	COOK SR., ABRAM L.	17.9	225.26	12237.73	12/23/2008	12546.33	120
4135011170	SALCIDO, PATRICIO	17.9	150.8	6415.81	12/27/2008	7195	84
4135011173	GARCIA, DAVID E.	17.9	167.67	7207.3	12/27/2008	8000	84
4135011186	CRIPE, R. DAVID	17.9	116.95	5266.95	12/28/2008	5580	84
4135011197	SMITH, KINSEY	17.9	150.8	7151.52	12/29/2008	7195	84
4135011223	FOX JR., ROGER ALLAN	17.9	149.02	6993.4	1/2/2009	7110	84
4135011228	HAMILTON. SHARMAINE	17.9	148.81	6591.21	1/3/2009	7100	84
4135011237	GORE, JOHN P.	17.9	149.02	6498.59	1/3/2009	7110	84
4135011242	LERMA, SARAH	17.9	148.81	7013.54	1/4/2009	7100	84
4135011269	MARCHAND JR., LARRY E.	17.9	150.8	6794.5	1/10/2009	7195	84
4135011282	KUPSKY, DARREN	17.9	211.27	9139.36	1/11/2009	10080	84
4135011290	VIVAR, JEANNIE	17.9	149.02	6557.83	1/14/2009	7110	84
4135011337	WILKINSON, YHANA L.	17.9	226.27	9990.73	1/20/2009	10795.5	84
4135011355	WILSON, MARY ELAINE	17.9	150.81	7195.5	1/24/2009	7195.5	84
4135011396	MACEK II, LESTER F.	17.9	299.93	14310	1/31/2009	14310	84
4135011429	GALLEGOS, JAMES E.	17.9	188.53	7951.94	2/6/2009	8995	84
4135011438	AGUILAR, ROGELIO	17.9	158.45	7355.8	2/7/2009	7560	84
4135011447	TURNER, BLANCHE MARIE	17.9	150.8	7195	2/8/2009	7195	84
4135011456	KELLOCK, JOHN ROSS	17.9	129.95	5432.8	2/9/2009	6200	84
4135011464	MAIALE, ENRICO	17.9	205.4	8738.7	2/10/2009	9800	84
4135011469	LYNCH, SUZANNE J.	17.9	133.08	6805.47	2/12/2009	7412.29	120
4135011488	CHARTER, ROGER	17.9	150.91	7200	2/14/2009	7200	84
4135011493	HORTIN, SILVIA MARIANA	17.9	198.07	9450	2/15/2009	9450	84
4135011522	ERICKSON, TERRY L.	17.9	219.42	11400.78	2/18/2009	12221.36	120
4135011540	WOMACK, JOAN M.	17.9	320.57	14962.63	2/22/2009	15295	84
4135011557	RURUP, DANIEL M.	13.9	193.29	9732.88	2/24/2009	10345	84
4135011579	COX, CLAUDIA	17.9	149.02	6747.76	2/28/2009	7110	84
4135011580	ALBERS, BRIAN J.	17.9	122.61	5616.06	2/28/2009	5850	84
4135011589	BASS JR., MICHAEL J.	17.9	85.32	3378.45	2/28/2009	3750	72
4135011593	GONZALES, ALFRED	17.9	149.02	6493.23	3/1/2009	7110	84
4135011600	WASHINGTON, TINA S.	17.9	265.07	14412.88	3/1/2009	14763.94	120
4135011632	DELANEY, TERESA ELAINE	11.9	189.98	9950.8	3/7/2009	10795	84
4135011662	GOMIS, JUSTINE M.	17.9	247.96	12836.02	3/13/2009	13810.57	120
4135011674	HENRY, OTHNIEL L.	11.9	126.63	7195	3/15/2009	7195	84
4135011684	CZARNECKI, THOMAS C.	17.9	261.43	13768.09	3/16/2009	14560.86	120
4135011703	REGLEY, KAREN	17.9	149.02	7110	3/19/2009	7110	84
4135011705	VALLES, GUILLERMO	11.9	189.98	10020.83	3/20/2009	10795	84
4135011707	KAUFHOLD, JOHN	11.9	189.98	9364.62	3/20/2009	10795	84
4135011714	SIMPSON, ROBERT	11.9	189.98	10528.72	3/21/2009	10795	84
4135011720	MORAGA, DAVID J.	11.9	189.98	9743.66	3/22/2009	10795	84
4135011746	ENGLEMAN, DONNA	17.9	147.22	7102.92	3/25/2009	8200	120
4135011794	TEUTUPE, ILOILO	11.9	147.31	7788.78	4/4/2009	8370	84

PREMIERE DEVELOPMENT INCORPORATED
CUSTOMER NOTES RECEIVABLE
SUBJECT TO ASSIGNMENT OF RELATED DEED OF TRUST TO TEXTRON FINANCIAL CORPORATION

CONTRACT		INTEREST	PAYMENT	CURRENT	CONTRACT	ORIGINAL LOAN	ORIGINAL
NUMBER	NAME	RATE	AMOUNT	BALANCE	DATE	AMOUNT	TERM
4135011802	HOUGHTON. JAMES A.	11.9	348.29	19202.88	4/5/2009	19790	84
4135011829	LUQUE, DANIEL ALFONSO	11.9	152.86	8275.03	4/9/2009	8685	84
4135011838	MANZANO, LAUREN	17.9	150.8	7151.52	4/11/2009	7195	84
4135011876	REZA, RUDY	17.9	230.13	10980	4/15/2009	10980	84
4135011887	ROJAS, RAFAEL	11.9	207.5	11325.95	4/17/2009	11790	84
4135011888	CALDERON, WALTER E.	17.9	131.94	6256.96	4/18/2009	6285	84
4135011889	BROWN, STEVEN T.	17.9	131.94	6139.39	4/18/2009	6295	84
4135011955	GOEKE, JASON L	12.9	177.93	9664.26	4/26/2009	9810	84
4135011980	FRENCH, DAVID	11.9	152.85	8550.88	4/29/2009	8685	84
4135011987	GEORGETTE, DONNA L.	12.9	146.82	7127.2	5/1/2009	8095	84
4135011989	CHUMLEY, AMY	11.9	189.98	10795	5/1/2009	10795	84
4135011995	BRIAR, RYAN	11.9	129.88	6509.32	5/2/2009	7380	84
4135012045	SANDROCK, KEN	17.5	130.47	5833.49	5/7/2009	6295	84
4135012048	OSS, CRYSTAL L.	11.9	188.49	10028.39	5/8/2009	10710	84
4135012056	WHITE, JEFF	12.9	146.82	7333.37	5/9/2009	8095	84
4135012057	BENNETT III, EUGENE	12.9	195.8	10795	5/9/2009	10795	84
4135012091	DIAZ, YESSIKA Y.	17.9	131.94	5974.05	5/16/2009	6285	84
4135012142	MARTIN, JAMES	12.9	145.28	7189.05	5/23/2009	8010	84
4135012160	RAY, STEPHEN M.	12.9	146.1	7554.23	5/25/2009	6055	84
4135012218	RIOS, KELLEY M.	12.9	112.63	5739.84	6/4/2009	6210	84
4135012315	CASAS, STEVEN G.	12.9	190.99	10388.57	6/20/2009	10530	84
4135012329	KERSH, STEVEN	11.9	149.7	5597.79	6/21/2009	6745	60
4135012333	ROGERS, CLIFFORD N.	17.9	132.04	6144.28	6/22/2009	6300	84
4135012335	CUARON, JESSE L.	12.9	146.01	7551.08	6/22/2009	8050	84
4135012359	GRANT, CONSTANCE J.	11.9	205.82	10898.97	6/25/2009	11695	84
4135012370	LINKER, JEAN IONE	11.9	126.63	6785.43	6/28/2009	7195	84
4135012376	GOSS, ROBERT TYLER	12.9	199.15	10038.18	6/29/2009	10980	84
4135012389	HANSON, GAYLE A.	12.9	355.76	8347.92	7/3/2009	10573.76	36
4135012390	ASHCRAFT, RICHARD	17.9	221.97	12096.64	7/3/2009	12363.26	120
4135012429	EYRE, SHELLY	12.9	146.82	7717.71	7/10/2009	8095	84
4135012432	LOPEZ, JACQUELINE	12.9	146.82	8035.2	7/10/2009	8095	84
4135012434	DALEY, MARINA	11.9	152.85	8535.58	7/10/2009	8685	84
4135012436	LINDSEY, RITA GUTIERREZ	17.9	135.82	6480	7/11/2009	6480	84
4135012505	PAWLICKI, REINHARD S.	14.9	283.97	17112.83	7/23/2009	17668.01	120
4135012587	VETTER, DONALD R.	17.9	131.94	5799.08	7/28/2009	6295	84
4135012588	CONNOR, JOSEPH	12.9	171.31	8556.31	7/28/2009	9445	84
4135012589	WESTON, RUTH M.	11.9	158.31	8729.86	7/29/2009	8995	84
4135012593	JOHNSON, LINDA A.	17.9	235.1	13094.31	7/29/2009	13094.31	120
4135012595	CORNELIUS, DONNA L.	7.9	125.77	7449.69	7/29/2009	8095	84
4135012598	SNOW, LAURA NAN	4.9	241.05	3981.39	7/31/2009	5500	24
4135012659	HERNANDEZ, PAUL	12.9	146.83	8050.37	8/12/2009	8095.5	84
4135012669	PERKINS, VICKI	12.9	112.63	5878.31	8/13/2009	6210	84
4135012701	VAN DYKE, CARRIE	12.9	114.18	5970.26	8/19/2009	6295	84
4135012704	ROMER, MINA K.	12.9	114.18	5857.91	8/20/2009	6295	84
4135012709	RUIZ, ROBERT	17.9	187.44	10293.9	8/22/2009	10440	120
4135012784	YOURGULEZ, NICK M.	17.9	131.94	6097.83	9/5/2009	6295	84
4135012799	PIGFORD, YVONNE L.	17.9	131.94	6295	9/6/2009	6295	84
4135012827	ALLISON, JACQUELINE	17.9	283.95	15583.68	9/12/2009	15815.31	120
4135012832	AVILA, ROBERT	17.9	173.54	8127.65	9/12/2009	8280	84
4135012833	RAPP, JASON	12.9	146.82	7851.36	9/12/2009	8095	84
4135012861	MADDIX, DONNA O.	17.9	169.67	7381.56	9/17/2009	8095	84
4135012868	HARDEN, LOLETHEA L.	11.9	158.31	8995	9/18/2009	8995	84
4135012872	WILLIAMS, CHAD R.	17.9	135.82	6061.01	9/19/2009	6480	84
4135012946	KRIZMAN, JULIA M.	17.9	140.11	6505.13	10/2/2009	6685	84
4135012947	TARANTINO, PATRICK J.	17.9	469.38	20947.21	10/2/2009	22395	84
4135012949	MCCARTHY, DEBRA	4.9	153.17	1603.16	10/3/2009	3495	24
4135012951	CALDWELL, WILLIAM	17.9	131.94	5888.82	10/3/2009	6295	84
4135012990	MIRANDA, JOSEFA	12.9	130.5	6923.43	10/9/2009	7195	84
4135013017	HINTZ, WENDELL C.	12.9	122.34	6566.35	10/14/2009	6745	84
4135013041	BELL, REBECCA	12.9	195.8	10634.62	10/18/2009	10795	84
4135013124	LYNCH, KATHLEENA	17.9	131.94	6058.05	10/31/2009	6295	84
4135013147	CONTRERAS, JOEL	17.9	165.37	8985.93	11/4/2009	9210.91	120
4135013172	TORRES, RICKY	16.9	139.59	6653.95	11/8/2009	6850	84
4135013261	HOLDER, CHARLES B.	17.9	254.53	14120.24	11/27/2009	14176.78	120
4135013272	BERGGREN, G. PETER	12.9	228.44	12486.95	11/28/2009	12595	84
4135013276	RHODES, WILLIE J.	11.9	205.62	11345.37	11/28/2009	11695	84
4135013330	VARELAS, ROY M.	12.9	122.34	6679.73	12/12/2009	6745	84
4135013390	WASHINGTON, MAMIE	17.9	131.94	6295	12/26/2009	6295	84
4135013393	ALVARADO, PETER F.	12.9	146.82	8095	12/27/2009	8095	84
4135013413	COLBERT JR, HERMAN	12.9	212.12	11695	12/29/2009	11695	84
4135013420	TAYLOR, ROBERT V.	17.9	142.1	6698.52	12/30/2009	6780	84
4135013428	PEARSON, BRIAN	17.9	131.94	6270.15	1/2/2010	6295	84
4135013447	KOZLOSKI, DYANNA	17.9	131.94	6295	1/6/2010	6295	84
4135013468	KIND, STEVEN R.	12.9	146.1	8055	1/19/2010	8055	84
4135013501	MONTEROS-MALDONADO, MARIA	11.9	213.74	12145	1/22/2010	12145	84
4135013513	PARRA, GUILLERMO O.	17.9	179.1	8545	1/25/2010	8545	84
4135013567	BENNETT, JAMES	17.9	131.94	6295	2/7/2010	6295	84
4135013578	VELA, JOHN H.	17.9	278.41	12655.85	2/11/2010	13283.49	84
4135013640	CASTRO, JOSE R.	17.9	159.19	7371.52	2/26/2010	7595.4	84
4135013666	JERRELL, DUSTY	17.9	131.94	6295	3/2/2010	6295	84
4135013715	COOLEY, LINDA L.	17.9	131.94	6295	3/15/2010	6295	84
4135013800	REINHART, BRIAN	12.9	195.8	10795	3/26/2010	10795	84
4135013821	PREWITT, MARSHALL	17.9	167.88	7912.48	4/3/2010	8010	84
4135013870	DE COSTE JR., ROBERT J.	17.9	136.24	6379.67	4/10/2010	6500	84
4135013888	SLADE, JOHN C.	0	499.79	4498.13	4/12/2010	5997.5	12
4135013896	MANSON, VINCENT D.	17.9	131.94	6179.16	4/14/2010	6295	84
4135013966	STEVENS, EDWARD	12.9	195.8	10795	4/25/2010	10795	84
4135013968	DRAKE, LAWRENCE A.	17.9	173.29	9562.76	4/26/2010	9652.04	120
4135013992	JACOBS, COURTNEY L.	12.9	122.34	6745	4/29/2010	6745	84
4135013995	WHITE, JOHN T.	12.9	122.34	6593.88	5/1/2010	6745	84
4135014007	JOROMAT, JOHN R.	12.9	153.17	8382.61	5/2/2010	8445	84
4135014026	MITCHELL, CARSIE	12.9	135.53	7417.04	5/5/2010	7472.25	84
4135014063	DYER, RONALD A.	12.9	135.51	7360	5/13/2010	7471	84
4135014071	HOMER, JUDITH A.	17.9	131.94	6200.02	5/15/2010	6295	84
4135014090	HURTT, PHILIP	17.9	269.64	12595.18	5/19/2010	12864.95	84
4135014098	SEGURA, JENNIFER	12.9	145.1	8000	5/20/2010	8000	84
4135014104	SHADE, JAMES	12.9	179.47	9762.48	5/22/2010	9895	84
4135014173	MARTINEZ, JENNIFER M.	12.9	122.34	6745	6/6/2010	6745	84
4135014181	MANCILLA, JAIME	17.9	244.05	13340.94	6/8/2010	13592.83	120
4135014201	KRICK, DONALD R.	17.9	107.73	5970.99	6/12/2010	6000	120
4135014204	THOMPSON, BRIAN	14.9	120.25	6104.3	6/12/2010	6250	84
4135014217	JOHNSON, JHAMAL D.	17.9	308.11	17106.91	6/14/2010	17161.04	120
4135014250	RUIZ, JIMMY D.	17.9	176.12	9670.05	6/20/2010	9809.64	120
4135014291	SELPH II, ANDREW H.	17.9	115.58	4959	7/1/2010	5000	70
4135014339	GIBLIANT, DENNIS	11.9	189.98	10702.05	7/9/2010	10795	84

PREMIERE DEVELOPMENT INCORPORATED
CUSTOMER NOTES RECEIVABLE
SUBJECT TO ASSIGNMENT OF RELATED DEED OF TRUST TO TEXTRON FINANCIAL CORPORATION

CONTRACT		INTEREST	PAYMENT	CURRENT	CONTRACT	ORIGINAL	ORIGINAL
NUMBER	NAME	RATE	AMOUNT	BALANCE	DATE	LOAN AMOUNT	TERM
4135014356	LOPEZ, MIGUEL A.	17.9	150.91	8405.18	7/12/2010	8405.18	120
4135014359	WILLIAMS, JASPER R.	12.9	195.8	10795	7/12/2010	10795	84
4135014380	COX, MICHAEL D.	17.9	190.25	10596.41	7/18/2010	10596.41	120
4135014400	LUGO-REICH, LOIS	17.9	129.95	6200	7/22/2010	6200	84
4145011569	BRAU SANTACRUZ, SILVIA LAURA	17.9	154.53	7343.43	2/26/2009	7372.98	84
4135014448	MCCONNER, ELIZABETH	0	133.33	1600	8/2/2010	1600	12
4135014458	JACK, DOUGLAS	0	333.33	4000	8/4/2010	4000	12
4135014450	CLARK, MICHAEL DOMENIC	4.9	372.53	8500	8/2/2010	8500	24
4135014455	COOK, MARGO F.	12.9	154.99	8545	8/4/2010	8545	84
4135014456	WILLIAMS, SHARON A.	17.9	213.44	11888.08	8/4/2010	11888.08	120
4135014457	ROZADILLA, ALMA D.	17.9	245.97	13700	8/4/2010	13700	120
4135014459	FIX SR., KENNETH O.	12.9	187.63	10345	8/4/2010	10345	84
4135014460	WISHINSKY, ALLEN	17.9	85.53	3700	8/5/2010	3700	70
4135014462	ALMONTE, MARIA W.	12.9	195.8	10795	8/6/2010	10795	84
4135014463	SAMPSON, KATHERINE	12.9	195.8	10795	8/6/2010	10795	84
4135014466	WEBB, EDWARD R.	4.9	262.96	6000	8/7/2010	6000	24

				17322644.31

ILX RESORTS INCORPORATED
CUSTOMER NOTES RECEIVABLE
SUBJECT TO ASSIGNMENT OF RELATED DEED OF TRUST TO TEXTRON FINANCIAL CORPORATION

CONTRACT		INTEREST	PAYMENT	CURRENT	CONTRACT	ORIGINAL	ORIGINAL
NUMBER	NAME	RATE	AMOUNT	BALANCE	DATE	LOAN AMOUNT	TERM
4150103154	HART, DOUGLAS G	17.9	112.24	530.97	11/4/2001	5353	84
4150103186	WARD, GEORGE	16.9	197.5	3070.54	12/28/2001	11405	120

				3601.51

The Passport Preview notes listed on the attached are not Timeshare Loans as defined in the Agreement.

ILX RESORTS INCORPORATED
CUSTOMER NOTES RECEIVABLE
PASSPORT PREVIEW PROGRAM

CONTRACT NUMBER	NAME	INTEREST RATE	PAYMENT AMOUNT	CURRENT BALANCE	CONTRACT DATE	ORIGINAL LOAN AMOUNT	ORIGINAL TERM
4135012337	SEITZBERG, BOB	0	97.78	97.76	6/22/2009	880	9
4135012638	ROAN, KRISTAL	0	97.78	466.88	8/7/2009	880	9
4135012675	KELLEY, MICHAEL	0	97.78	293.32	8/15/2009	880	9
4135012720	HARDEMAN, ANGELIQUE	0	97.78	97.76	8/24/2009	880	9
4135012741	HAGEL, DAWN	0	97.78	400.88	8/28/2009	880	9
4135012874	WHITEHEAD, ROBERT	0	97.78	782.22	9/19/2009	880	9
4135012977	BAKER, THERESA	0	97.78	684.44	10/7/2009	880	9
4135013210	MORA, JOHN	0	97.78	91.1	11/17/2009	880	9
4135013221	MCGRAW, JAMES	0	97.78	97.76	11/20/2009	880	9
4135013245	WALLER, HERMAN E.	0	97.78	97.76	11/23/2009	880	9
4135013267	LUBLIN, JILL	0	97.78	880	11/27/2009	880	9
4135013294	TOBIN, WENDY	0	97.78	97.76	12/4/2009	880	9
4135013297	BLAIR, STEPHEN	0	97.78	587.44	12/4/2009	880	9
4135013319	HAMILTON, KEITH V.	0	97.78	107.54	12/8/2009	880	9
4135013345	CAMPBELL, JOHN F.	0	97.78	195.54	12/14/2009	880	9
4135013384	MARQUETTE, LORI	0	97.78	166.2	12/23/2009	880	9
4135013397	FENTON, BETTY FAYE	0	97.78	488.88	12/27/2009	880	9
4135013427	SAYED, FAROOQUE	0	97.78	396.44	12/31/2009	880	9
4135013436	CORNICK, ELAINE	0	97.78	195.54	1/2/2010	880	9
4135013460	TAYLOR, STEPHEN	0	97.78	273.76	1/9/2010	880	9
4135013463	PUCHACZ, JOSEPH	0	97.78	195.54	1/10/2010	880	9
4135013507	WILLIAMS JR., DOUGLAS H.	0	97.78	880	1/24/2010	880	9
4135013518	MILNER, JOSEPH R.	0	97.78	293.32	1/26/2010	880	9
4135013566	DELANEY, PAUL ERNEST	0	97.78	293.32	2/7/2010	880	9
4135013589	MATIAS, ALEXIS	0	146.67	146.65	2/14/2010	880	6
4135013591	TAYLOR, BARBARA	0	97.78	391.1	2/14/2010	880	9
4135013597	BICHOTTE, DAPHNE	0	97.78	391.1	2/14/2010	880	9
4135013600	ROZARIO, DOMINIC	0	97.78	391.1	2/15/2010	880	9
4135013602	SWEGLE, VERN	0	97.78	391.1	2/15/2010	880	9
4135013636	RIEHL, RONALD	0	97.78	391.1	2/23/2010	880	9
4135013644	BESE, RICHARD H.	0	63.89	383.33	2/26/2010	575	9
4135013669	SMITH, DOUG	0	97.78	684.44	3/3/2010	880	9
4135013670	CAMPBELL, ROSS	0	146.67	146.65	3/3/2010	880	6
4135013716	HAFEMAN, AMY	0	97.78	498.66	3/15/2010	880	9
4135013726	ZEHNDER, JOYCE	0	97.78	488.88	3/16/2010	880	9
4135013733	BOLE, CHRISTOPHER	0	97.78	586.66	3/19/2010	880	9
4135013738	HARBAUGH, JANICE K.	0	97.78	488.88	3/20/2010	880	9
4135013748	MARSHALL, ANDRE	0	97.78	880	3/20/2010	880	9
4135013763	ORTH, EARL	0	146.67	880	3/22/2010	880	6
4135013768	MATTER, JAMES	0	97.78	488.88	3/22/2010	880	9
4135013770	FRYE, WAYNE	0	146.67	293.32	3/23/2010	880	6
4135013773	GONSALEZ, PAUL	0	146.67	293.32	3/23/2010	880	6
4135013808	SORENSEN, JEFFREY J.	0	146.67	337.33	3/31/2010	880	6
4135013843	ABDELKEFI, ATEF	0	97.78	488.88	4/6/2010	880	9
4135013846	FOHEY, DENNIS	0	146.67	130	4/6/2010	880	6
4135013657	ANDERSON, ELAINE	0	146.67	293.32	4/9/2010	880	6
4135013865	MITCHELL, R. DENNIS	0	97.78	684.44	4/10/2010	880	9
4135013882	PERO, GINA	0	97.78	684.44	4/12/2010	880	9
4135013885	PARKER, ROBERT	0	97.78	586.66	4/12/2010	880	9
4136013892	MARTINEZ, DANIEL	0	97.78	586.66	4/13/2010	880	9
4135013895	SWANSON, KYONG	0	146.67	439.99	4/13/2010	880	6
4135013903	HARBIN, BRIAN	0	146.67	439.99	4/16/2010	880	6
4135013908	SAVAGE, TRACY	0	146.67	438.99	4/17/2010	880	6
4135013920	THOMSON, JON	0	146.67	439.99	4/18/2010	880	6
4135013926	CHERNOFF, LAWRENCE	0	97.78	586.66	4/19/2010	880	9
4135013939	MURPHY, ROBERT	0	146.67	439.99	4/21/2010	880	6
4135013987	MANN, ROBERT M.	0	97.78	586.66	4/28/2010	880	9
4135013989	BRADSHAW, PHILLIP	0	97.78	586.66	4/29/2010	880	9
4135014003	IBARRA, ARTURO	0	97.78	687	5/2/2010	880	9
4135014039	TERVO, LISA	0	97.78	680	5/8/2010	880	9
4135014092	CORTEZ, REBECCA A.	0	146.67	586.66	5/19/2010	880	6
4135014109	LENTH, BRUCE	0	146.67	586.66	5/22/2010	880	6
4135014155	ROCHE, LILLILAN	0	97.78	684.44	6/3/2010	880	9
4135014185	KELSON, BARBARA	0	97.78	880	6/8/2010	880	9
4135014218	KELLY, WILLIAM	0	146.67	733.33	6/14/2010	880	6
4135014228	FERRERIA, MAUREEN	0	97.78	782.22	6/15/2010	880	9
4135014230	MADRIAGA, LORELEI T.	0	146.67	733.33	6/15/2010	880	6
4135014241	JACKSON, MARCIA	0	146.67	380	6/19/2010	880	6
4135014244	WEISS, MOLLY	0	146.67	733.33	6/19/2010	880	6
4135014252	LINCOLN, BRETT	0	146.67	733.33	6/20/2010	880	6
4135014279	ACKER, DEBRA	0	146.67	733.33	6/28/2010	880	6
4135014285	CARR, MIKE	0	146.67	733.33	6/28/2010	880	6
4135014304	CONGRESS, WILLIAM	0	97.78	782.22	7/3/2010	880	9
4135014309	FOUNTAIN, TIA	0	97.78	782.22	7/3/2010	880	9
4135014312	KEISER, STEVE	0	97.78	782.22	7/4/2010	880	9
4135014317	CARACANAS, CHRIS	0	146.67	733.33	7/4/2010	880	6
4135014326	CHAN, LOU	0	97.78	782.22	7/6/2010	880	9
4135014426	LIVINGOOD, DONA	0	97.78	880	7/28/2010	880	9
4135014447	PELLER, DOUGLAS	0	97.78	880	8/2/2010	880	9
4135014467	GUILLEN, RICARDO	0	97.78	880	8/7/2010	880	9
4135014471	MANRIQUEZ, OBED	0	97.78	880	8/8/2010	880	9

				41176.16

PREMIERE DEVELOPMENT INCORPORATED
CUSTOMER NOTES RECEIVABLE
DEFAULT COLLECTION ACCOUNTS IN THIRD PARTY COLLECTIONS

Sale	Owner	Membership	Previous	Original	Contract	Balance
Date	Name(s)	Number	Acct No.	Loan	Number	8/26/2010
						11012-18
12/30/2000	Ellison, Jim	GO-E-P-00102	4130039563	$12,150.00	39563	$6,051.19
4/16/2001	Summers, Paul	GO-A-P-00588	4130040611	$17,995.00	40611	$11,103.00
10/27/2001	Smith, Eric	SI-A-P-01705	4130042621	$11,695.00	42621	$7,445.80
12/2/2001	Weahkee, timothy	Go-E-P-00224	4130042954	$12,145.00	42954	$6,426.90
6/16/2002	Donaldson, Paul	Si-A-P-02162	4130044448	$11,695.00	44448	$2,872.62
11/18/2002	Gyselaar, John	Si-O-P-01637	4130045531	$7,825.00	45531	$2,351.66
2/1/2003	Tomczak, Allen	Co-E-P-02211	4130046038	$5,850.00	46038	$3,186.67
3/27/2003	Daniels, Richard	Si-O-P-01813	4130046486	$7,740.00	46486	$2,526.21
6/6/2003	Longhurst, Jed	CO-O-P-02589	4130047045	$5,940.00	47045	$2,992.87
11/22/2003	Jordan, Kenneth	Co-O-P-02752	4130048347	$5,940.00	48347	$2,665.28
12/2/2003	Rustad, Yolanda	Co-E-P-02934	4130048415	$6,295.00	48415	$3,121.67
3/20/2004	Lewis, Thomas	SI-A-P-03913	4130049086	$12,595.00	49086	$10,349.40
5/19/2004	Davis, Juanita	SI-E-P-02557	4130049641	$8,095.00	49641	$5,052.00
5/28/2004	Stafford, Sharlene	Co-E-P-03196	4130049719	$7,195.00	49719	$6,090.67
7/25/2004	Edwards, Joy	Co-E-P-02403	4130050200	$8,995.00	50200	$5,731.85
9/8/2004	Ortega, Christina	Si-E-P-02739	4130050606	$8,100.00	50606	$5,083.12
10/3/2004	Kim, Patrick	SI-A-P-04368	4130050848	$15,295.00	50848	$11,102.15
1/2/2005	Romero-Humes, Lupe	Co-O-P-03698	4130051513	$6,165.00	51513	$4,791.20
5/7/2005	Lundgren Jr, Harold	CO-O-P-03824	4130052399	$6,295.00	52399	$5,288.33
11/13/2005	Fleet, John	Co-E-P-04225	4130053757	$6,295.00	53757	$5,627.02
11/13/2005	Wolfsohn, Francesca	Si-A-P-05130	4130053758	$13,495.00	53758	$11,707.69
11/27/2005	Martin, John	Co-O-P-03932	4130053824	$8,095.00	53824	$6,260.99
12/17/2005	Doss, Robert	CO-E-P-04004	4130053961	$6,295.00	53961	$5,203.78
3/5/2006	Alvarez, Richard	Co-O-P-04094	4130054473	$6,295.00	54473	$5,005.10
4/14/2006	Rucker, Danny	Co-E-P-04279	4130054844	$6,295.00	54844	$5,174.75
4/16/2006	Dewees, Lane	Si-O-P-03663	4130054881	$8,995.00	54881	$7,551.31
5/7/2006	Ramos, Raul	CO-E-P-04200	4130055081	$6,295.00	55081	$5,361.13
6/9/2006	Montes, Sonia	CO-O-P-04261	4130055349	$6,295.00	55349	$5,612.07
7/10/2006	Thomas, T Joe	Si-O-P-03935	4130055558	$8,995.00	56015	$8,748.36
7/30/2006	Dixon, Johnny	Co-A-P-02862	4130055680	$12,595.00	55680	$11,574.39
8/25/2006	Gonzaga, Robert	Co-A-P-02880	4130055848	$9,895.00	55848	$8,351.20
9/2/2006	Buck, Suzanne	Co-E-P-04298	4130055878	$6,295.00	55878	$5,364.84
7/20/2001	Corral, Jesus	Co-E-P-01533	4130103086	$5,760.00	103086	$220.23
6/2/2002	Smith, Christopher	SI-O-P-01244	4130103264	$8,010.00	103264	$1,830.68
5/14/2006	Vickers, Earl	Si-O-P-03708	4130104004	$8,095.00	104004	$6,554.89
12/6/2004	Ramirez Leyva, Victor	Co-O-P-03554	4130210204	$5,120.00	210204	$3,152.83
5/4/2006	Haro Murray, Manuel	Co-E-P-04165	4130210271	$7,120.00	210271	$4,643.19
6/15/2006	Murrieta Gonzalez, Hevtor	Co-O-P-04236	4130210277	$7,120.00	210277	$6,692.41
5/2/2000	Lopez, George	CO-O-P-00884	4130302617	$6,295.00	302617	$1,669.84
5/5/2001	Young, Rosana	CO-O-P-01111	4130303229	$3,372.50	303229	$379.69
1/6/2002	MacDonald, Michael	GO-A-P-00757	4130303541	$18,251.35	303541	$9,916.18
7/22/2002	Valdez, Valentine	SI-O-P-01426	4130304084	$7,645.00	304084	$2,104.37
7/14/2004	Tocco, Evette	SI-O-P-02708	4130305204	$8,280.00	305204	$5,430.74
2/18/2005	Nattrass, Sterling	CO-E-P-03671	4130305475	$5,940.00	305475	$4,350.21
9/3/2003	Chambers, Andrew	SI-O-P-02140	4130401403	$4,395.00	401403	$1,561.87

PREMIERE DEVELOPMENT INCORPORATED
CUSTOMER NOTES RECEIVABLE
DEFAULT COLLECTION ACCOUNTS IN THIRD PARTY COLLECTIONS

Sale	Owner	Membership	Previous	Original	Contract	Balance
Date	Name(s)	Number	Acct No.	Loan	Number	8/26/2010
						11012-18
8/3/2008	Gomez, Wendy	Co-O-P-04775	4135010025	$7,200.00	5010025	$7,200.00
8/17/2008	Detoles, Kaifah	CA-O-00062	4135010154	$5,310.00	5010154	$5,156.17
9/1/2008	Engle, Teri	Co-O-P-04803	4135010276	$7,200.00	5010276	$7,200.00
9/11/2008	Hanna, Keri	Si-O-P-04562	4135010351	$9,895.13	5010351	$9,744.33
12/5/2008	Hinojos, Richard	SI-E-P-04797	4135011029	$9,567.68	5011029	$9,354.65
12/6/2008	Hernandez, Guillermo	Si-E-P-04813	4135011035	$11,475.00	5011035	$11,226.06
2/14/2009	Morningstar, Stephen	Si-A-P-06649	4135011487	$14,036.74	5011487	$5,075.07
3/29/2009	Stanton, Manette	IIPre6-00016	4135011717	$880.00	5011717	$586.66
6/20/2009	Alejandro, Leonel	IIPre6-00089	4135012314	$880.00	5012314	$880.00
7/7/2009	Vernarelli, Stephen	IIPre6-00103	4135012412	$880.00	5012412	$880.00
03/11/04	Crawford, Chad	Si-A-P-03874	4130511011	$11,695.50	511011	$9,201.98
4/28/2003	Eliazo, Victor	CO-A-P-01776	4130702111	$8,995.00	702111	$6,521.81
11/22/2005	Smith, Barry	Co-O-P-03935	4130053808	$6,565.00	53808	$4,446.08
5/22/2006	Adkison, James	SI-O-P-03946	A6A01727	$8,095.00	5001389	$7,292.04
10/9/2004	Angres, Toni	SI-O-P-02782	A4A01302	$8,746.20	511380	$6,693.18
6/23/2004	Arapkiles, Megan	CO-O-P-03115	A4601508	$6,295.00	49944	$3,749.76
9/18/2005	Arrowsmith, Tammy	SI-A-P-05016	A5A00429	$15,745.00	103901	$11,175.69
5/22/2005	Ashley, Barbara	Si-E-P-03160	A5600049	$8,545.00	5000553	$5,227.45
11/11/2007	Baker, John	CO-O-P-04505	A7B00715	$6,290.00	5007723	$5,819.42
9/30/2006	BLAIR, Kevin	SI-O-P-03942	A6A01818	$8,550.00	104073	$6,917.59
11/15/2006	Bohon, Neil	GO-A-P-02136	A6C00125	$9,700.00	1503616	$9,258.18
11/12/2006	BONHART, Wendolyn	CO-E-P-04377	A6B00952	$6,295.00	56361	$4,939.94
7/15/2007	BONNER, Brenna	SI-E-P-04440	A7701355	$10,530.00	5006442	$9,749.51
5/11/2008	Boyd, Linda	SA-O-00015	A8500597	$4,100.00	5009301	$4,174.71
1/9/2008	Brooks, Gilbert	SI-A-P-06314	A8100441	$5,600.00	5008195	$5,670.87
1/6/2008	Brown, Ray(cheri)	SI-A-P-06316	a8100440	$14,805.00	5008171	$14,760.13
11/8/2004	CHURCH, Steven	SI-A-P-04446	A4B00505	$13,244.49	1502400	$9,663.42
5/24/2006	Clark, Randall	CO-O-P-04190	A6700592	$6,295.00	5001390	$5,414.44
4/21/2007	Confer, Carol	Co-O-P-04459	A7600780	$6,320.00	5005540	$5,467.83
3/2/2007	Cooke, Calvin	GO-A-P-02196	A7301837	$21,150.00	5004959	$19,768.25
7/13/2007	Dailey, Ronald	CO-A-P-03174	A7A00869	$8,910.00	5006411	$8,637.43
1/18/2004	Davidson, Chris	SI-E-P-02381	A4200543	$8,100.00	1501830	$6,147.08
6/18/2006	Davis, Reginald	SI-O-P-03818	A6701544	$8,095.00	5001450	$7,412.50
6/28/2007	De Marco, Larry	SI-A-P-06039	A7700318	$14,400.00	5006256	$13,319.76
8/14/2005	Desaracho, Jose	Si-A-P-04940	A5801257	$13,410.00	601089	$9,561.50
5/4/2008	Dreher, Steven	CO-A-P-03243	A8500283	$8,995.00	5009249	$8,776.42
5/6/2007	Elgas, Mark	SI-A-P-05964	A7501231	$15,295.00	5005726	$15,301.52
7/18/2005	EVERLING, Kathryn	GO-E-P-00725	A5701297	$14,575.50	1502742	$11,931.73
10/14/2006	FARRIS, Christopher	CO-O-P-04397	A7100259	$6,295.50	5001725	$5,177.26
10/16/2004	FITZWATER, Carl	SI-E-P-02760	A4B00411	$13,660.42	511397	$6,539.82
7/17/2007	FLORES, Nicolas	SI-E-P-04441	A7701354	$7,200.00	5006473	$6,666.26
10/24/2004	FLYNN, Michael	SI-O-P-02819	A4B00241	$8,095.00	103730	$4,893.40
3/31/2004	Galvez, Carole	SI-E-P-02471	A4400423	$8,995.50	511048	$7,247.89
7/30/2006	Garcia, Juan	SI-E-P-03963	A6800231	$8995.00	55673	$7,549.77
12/10/2005	Garcia, Raymond	SI-A-P-05167	A5C02061	$13,959.33	5000968	$12,474.37
4/10/2006	Glissman, Ursula	CO-E-P-04162	A6900041	$6,295.00	54814	$5,571.48

PREMIERE DEVELOPMENT INCORPORATED
CUSTOMER NOTES RECEIVABLE
DEFAULT COLLECTION ACCOUNTS IN THIRD PARTY COLLECTIONS

Sale	Owner	Membership	Previous	Original	Contract	Balance
Date	Name(s)	Number	Acct. No	Loan	Number	8/26/2010
						11012-18
8/1/2006	Riese, Cheri	Go-O-P-01048	4130401616	$10,258.83	401616	$8,639.37
2/4/2004	Ware, Christopher	Si-E-P-02382	4130510936	$8,156.96	510936	$6,231.06
10/31/2004	Medrano, Icela	CO-O-P-03495	4130600830	$6,930.00	600830	$4,546.46
5/20/2005	Hernandez, Guillermo	CO-E-P-03873	4130600949	$5,520.00	600949	$3,451.01
7/2/2005	Medina, Armando	Co-A-P-02675	4130601022	$10,260.00	601022	$6,428.12
7/19/2005	Gracia Noriega, Jose Edgardo	Co-E-P-03802	4130601047	$6,000.00	601047	$3,572.62
5/31/2006	Apodaca, Jesus	Si-O-P-03750	4130601355	$8,910.00	601355	$6,850.27
6/13/2006	Esparza, Humberto	Si-A-P-05490	4130601368	$13,320.00	601368	$11,719.22
7/11/2006	Oliva Ramos, Francisco	Co-O-P-04220	4130601417	$5,320.00	601417	$4,414.74
7/15/2006	Alvarez Lugo, Carlos R	Si-A-P-05541	4130601422	$11,920.00	601422	$9,228.88
7/15/2006	Galan Martinez, Juan	Co-A-P-02863	4130601423	$7,220.00	601423	$1,101.18
8/24/2006	Valesco, Nefi	Si-O-P-03999	4130601477	$8,080.00	601477	$7,080.06
8/25/2008	Banuelos, Armando	Si-O-P-04022	4130601479	$8,415.00	601479	$7,567.76
8/26/2006	Almirudis, Samuel	Si-O-P-03891	4130601482	$8,250.51	601482	$7,330.41
10/28/2006	Tirado Sanchez, Jesus	CO-A-P-02944	4130601540	$8,720.00	601540	$7,404.19
8/26/2006	Hawker, Nancy	Co-O-P-01906	4130700799	$6,295.00	700799	$1,193.35
11/1/2002	Hulbert, Peter	Si-A-P-02540	4130701124	$12,595.00	701124	$6,959.22
11/13/2002	Gascon, Karen	CO-O-P-02112	4130701170	$6,295.00	701170	$2,107.37
2/23/2003	Rosado, Augusto	Si-A-P-03346	4130701671	$13,495.00	701671	$10,161.92
3/26/2003	Mauch, Lydia	Si-A-P-02892	4130701895	$12,595.00	701895	$8,424.93
6/8/2003	Olvera, Alejandro	Co-E-P-02821	4130702405	$6,095.00	702405	$2,998.08
7/8/2003	Howard, Stephen	Si-E-P-01979	4130702649	$8,095.00	702649	$4,870.30
8/4/2003	McGinty, Maribeth	CO-E-P-02873	4130702838	$6,745.00	702838	$4,462.88
9/3/2003	Dauglash, Richard	CO-A-P-01968	4130703018	$8,995.00	703018	$6,956.34
3/7/2004	Martel, Lori Ann	Co-A-P-02187	4130703470	$8,995.00	703470	$6,714.70
3/10/2004	Diggs, William	Co-E-P-03089	4130703482	$6,295.00	703482	$3,817.44
6/17/2004	Coleman, Lori	Co-O-P-03422	4130703742	$6,295.00	703742	$4,041.63
8/3/2004	Auker, Gerald	Co-O-P-03356	4130703928	$6,745.00	703928	$5,056.62
2/19/2005	Robinson, Mechelle	SI-E-P-02937	4130704335	$8,739.00	704335	$7,796.80
4/20/2005	Krajewsk, David	Co-E-P-03655	4130704457	$6,043.50	704457	$4,278.84
6/6/2005	Gusman, Joe	SI-E-P-03193	4130704517	$9,630.00	704517	$8,351.74
12/14/2003	Harris, Sally	GO-A-P-01449	4131501760	$19,015.24	1501760	$13,845.84
2/21/2006	Montoya, Paul	Go-E-P-00813	4131503135	$15,564.82	1503135	$13,806.66
4/29/2005	Lowe, Lawrence	Si-A-P-04721	4135000487	$12,325.50	5000487	$10,295.05
5/17/2005	Leon, Alice	SI-E-P-03154	4135000536	$9,450.00	5000536	$7,734.99
8/20/2005	Karns, Roger	Si-E-P-03487	4135000722	$3,200.00	5000722	$1,615.84
11/27/2005	Negrete, Miguel	SI-E-P-03635	4135000946	$8,995.00	5000946	$7,739.18
12/21/2005	Aguilar, Jesus	Si-O-P-03449	4135000988	$4,200.00	5000988	$3,269.62
1/18/2006	Points, phillip	Go-A-P-01949	4135001038	$22,810.50	5001038	$21,965.19
10/7/2006	Cabana, Jr, Alfredo	Si-O-P-04105	4135001701	$8,450.00	5001701	$7,466.54
11/11/2006	Dorsa, Anna	CO-A-P-02979	4135001768	$9,445.00	5001768	$8,659.91
12/9/2006	Garcia, Mariah	Co-E-P-04453	4135001799	$6,295.00	5001799	$5,870.67
1/2/2007	Beem-Garcia, Regan	Si-E-P-04129	4135004320	$8,995.00	56469	$7,879.72
2/10/2007	Jackson, Linda	SI-E-P-04385	4135004731	$9,895.00	5004731	$9,345.12
3/17/2009	Mata, Luis	CO-O-P-04436	4135005110	$6,210.00	5005110	$5,362.55

PREMIERE DEVELOPMENT INCORPORATED
CUSTOMER NOTES RECEIVABLE
DEFAULT COLLECTION ACCOUNTS IN THIRD PARTY COLLECTIONS

						Balance
Sale	Owner	Membeship	Previous	Original	Contract	8/26/2010
Date	Name(s)	Number	Acct No.	Loan	Number	11012-18
8/16/2007	Gonzales, Juan	GO-E-P-01079	A7801204	$9,195.00	5006764	$8,785.85
12/18/2005	GONZALES, Raymond	CO-A-P-02750	A5C01107	$12,595.00	53965	$9,075.37
3/20/2006	Gray, Delores	SI-A-P-05326	A6400584	$12,595.00	5001186	$11,552.64
10/21/2006	Greene Sr., Khrisna O.	GO-E-P-00939	A6B00468	$14,793.27	5001734	$14,650.99
12/15/2007	Hama, Scott	SI-O-P-04322	A7C01647	$9,445.50	5008029	$9,782.60
9/24/2006	HUBER, Richard	SI-A-P-05648	A6A00225	$17,095.00	56005	$13,818.19
7/28/2007	Jaimez, Jose	Si-A-P-06093	A7800693	$9,329.08	5006583	$9,372.41
2/2/2008	Johnson, Gloria	Co-E-P-04787	A8200565	$7,195.00	5008403	$6,680.98
2/11/2007	Kearney, David	CO-E-P-04442	A7200809	$6,295.00	5004746	$5,669.01
7/14/2007	Keuscher, John	SI-A-P-06061	A7701357	$14,125.50	5006415	$14,563.46
2/28/2008	KLINE, Steve	GO-O-P-01277	A8300459	$13,885.41	5008615	$14,188.28
3/10/2008	Kohler, Albert	Si-A-P-06385	A8300507	$14,395.00	5008731	$14,007.33
4/9/2006	Lazin, Charles	Si-O-P-03636	A6400731	$8,995.00	103989	$4,152.74
6/5/2005	Lenahan, Caryl	GO-O-P-00856	A5601053	$12,676.64	103838	$8,360.70
3/18/2008	LEWIS, Mark	SI-O-P-04415	A8300914	$10,795.00	5008811	$9,818.45
5/13/2005	Lindgreen, Coleen	SI-E-P-03138	A5501245	$7,296.07	5000518	$4,126.93
12/17/2005	Llagas, Beda	SI-A-P-05199	A6100825	$13,495.00	5000977	$11,471.75
7/7/2007	Loring, Eric	CO-A-P-03122	A7700702	$9,395.00	5006360	$9,068.60
3/8/2008	Lutrell, Jan	Si-E-P-04672	A8300698	$10,002.73	5008697	$8,743.76
2/14/2005	Maldonado, Chris	CO-E-P-03480	A5200562	$6,295.00	103776	$3,718.13
1/29/2007	Manzanares, Stephen	Co-E-P-04500	A7500779	$6,295.00	5004616	$4,968.30
7/9/2005	Mason, George	Co-E-P-03765	A5700572	$6,745.00	5000654	$4,056.30
9/4/2004	Mason, Thomas	GO-O-P-00717	A4900508	$14,670.00	50557	$13,011.78
3/8/2005	Meade, Delores	GO-O-P-00807	A5300423	$13,357.28	103792	$9,666.87
12/17/2006	Mejia, Mark	Si-E-P-04287	A7400544	$9,895.00	5004164	$9,859.50
6/22/2006	Mitchell, Charles	Go-A-P-02050	A6700347	$21,595.00	55433	$21,094.06
8/20/2006	Monserat, Melissa	CO-A-P-02876	A6801910	$11,695.00	5001600	$9,605.51
1/16/2005	Moore, David	CO-O-P-03637	A5100702	$6,660.00	5000190	$4,510.43
1/5/2004	Mortensen, Deborah	SI-A-P-03708	A4100550	$11,609.24	600468	$7,473.90
4/3/2003	MYERS, David	GO-A-P-01219	A3400622	$18,948.67	304598	$10,908.83
9/16/2006	Nasewytewa, Jennifer	Co-O-P-04366	A6B01337	$7,110.00	601499	$5,675.53
4/23/2005	Nash, Shirley	Si-E-P-03084	A5500114	$9,450.00	5000466	$6,698.70
3/13/2005	OCHOA, Roland	CO-E-P-03543	A5300468	$5,845.00	51965	$3,212.28
10/16/2006	OLSON, Gail	CO-O-P-04382	A6C00812	$6,210.00	5001720	$4,821.55
4/10/2004	Orona, Debra	Go-A-P-01557	A4400711	$21,235.50	1502058	$16,104.37
1/8/2007	OSHEA, Susie	SI-O-P-04069	A7100706	$6,195.00	5004376	$4,977.37
4/2/2007	Pacheco, Martin	Si-E-P-04293	A7400435	$8,545.50	5005334	$8,549.32
5/24/2008	PADILLA, Isidro	SI-A-P-06456	A8600194	$5,500.00	5009399	$5,507.58
12/3/2006	Palma, J Douglas	CO-A-P-02968	A6C00302	$8,995.00	104101	$7,692.02
8/26/2006	Pollack, Loretta	Si-O-P-03995	A6B00091	$8,730.00	5001614	$7,783.10
11/2/2006	Rau, Michelle	SI-O-P-04006	A6B00563	$8,995.00	56290	$8,806.86
6/7/2003	Russell, Susan	PL-E-P-00026	A3600349	$16,645.50	510529	$12,842.37
5/22/2005	Sablan, Alfred	PI-O-P-00087	A5600145	$21,408.72	5000552	$17,683.81
8/28/2005	Samano, Jose	CO-O-P-03913	A5B00548	$6,295.00	53200	$4,497.01
1/20/2007	Sanders, Vanessa	Si-O-P-04068	A7100888	$9,445.00	5004504	$7,580.71
11/11/2003	Sarram, Sean	CO-E-P-02919	A3C00184	$5,800.00	48278	$2,229.58

PREMIERE DEVELOPMENT INCORPORATED
CUSTOMER NOTES RECEIVABLE
DEFAULT COLLECTION ACCOUNTS IN THIRD PARTY COLLECTIONS

		Membership	Previous	Original	Contract	Balance
Sale Date	Owner Name(s)	Number	Acct No.	Loan	Number	8/26/2010
						11012-18
3/24/2007	McAbee, Kim	Co-E-P-04464	4135005205	$8,095.00	5005205	$7,357.44
3/31/2007	Robbins, Christopher	CO-A-P-03028	4135005290	$8,995.00	5005290	$7,923.16
4/10/2007	Prieto, Eugene	Co-E-P-04478	4135005414	$8,095.00	5005414	$7,635.40
4/14/2007	Burrell, Felicia	SI-O-P-04164	4135005465	$9,895.00	5005465	$9,833.57
4/28/2007	Blankenship, Edward	Si-E-P-04481	4135005623	$9,895.00	5005623	$9,872.44
4/29/2007	Vargas, Robert	CO-E-P-04506	4135005643	$8,095.00	5005643	$7,047.16
5/6/2007	Jensen, Fabian	Si-E-P-04358	4135005724	$9,895.00	5005724	$9,007.23
5/27/2007	Simonsen, Lawrence	Go-A-P-02266	4135005927	$13,277.09	5005927	$13,043.14
5/28/2007	Sevilla Perez, Guadelupe	CO-E-P-04528	4135005946	$6,320.00	5005946	$6,040.39
6/16/2007	Moore, Shannon	SI-E-P-04405	4135006127	$9,360.00	5006127	$8,983.90
6/17/2007	Vega Aldecoa, Ruben	CO-A-P-03099	4135006150	$9,120.00	5006150	$8,424.10
6/24/2007	Fimbres, Paul	Si-A-P-06041	4135006222	$6,166.16	5006222	$6,166.16
6/26/2007	Stocker, Troy	SI-O-P-04192	4135006242	$3,200.00	5006242	$1,326.65
7/2/2007	Markham, Gene	Co-E-P-04566	4135006312	$6,320.00	5006312	$4,545.69
7/4/2007	Biggers, Donna	Go-A-P-02300	4135006333	$13,470.00	5006333	$9,165.00
7/16/2007	Vasquez, Anthony	CO-E-P-04731	4135006459	$6,295.00	5006459	$6,218.35
7/25/2007	Lopez, Jorge	CO-E-P-04637	4135006565	$6,320.00	5006565	$6,044.57
8/27/2007	Perez, Antonio	SI-A-P-06126	4135006888	$15,520.00	5006888	$14,820.54
8/28/2007	Gonzalez, Freddy	Co-E-P-04769	4135006900	$6,545.00	5006900	$6,222.81
9/1/2007	Garcia, Michael	Co-E-P-04634	4135006933	$8,095.00	5006933	$8,023.63
9/14/2007	Mueller, Nathan	Co-E-P-04770	4135007076	$6,715.00	5007076	$6,491.89
9/20/2007	Leonetti, Mary Jane	Go-A-P-02382	4135007146	$13,840.59	5007146	$13,840.59
9/22/2007	Cheramie, Matthew	Si-A-P-06159	4135007172	$7,647.50	5007172	$7,647.50
10/20/2007	Espinoza, Francisco	Co-O-P-04527	4135007468	$7,100.00	5007468	$6,946.25
10/27/2008	Basil, James	Co-E-P-04693	4135007557	$3,495.00	5007557	$3,495.00
11/8/2007	Smith, Linda	Si-A-P-06241	4135007691	$9,900.00	5007691	$9,350.00
1/3/2008	Escarceda, Oscar	Co-O-P-04749	4135008148	$7,195.00	5008148	$7,195.00
1/15/2008	Ornelas, Luz Marcela	Co-O-P-04536	4135008251	$6,320.00	5008251	$5,633.47
3/18/2008	Henderson, Kimberly	CO-O-P-04626	4135008803	$7,195.50	5008803	$6,454.86
3/24/2008	Miller, Gregory	Co-O-P-04733	4135008898	$7,890.00	5008898	$5,928.32
3/30/2008	Kreider, Cheryl	Preview6-00539	4135008912	$700.00	5008912	$349.99
4/6/2008	Williams, Mitchell	Co-A-P-03252	4135008969	$8,995.00	5008969	$8,955.64
4/6/2008	Maxie, Leigh	Si-E-P-04732	4135008982	$10,795.00	5008982	$10,208.10
4/16/2008	Kimbrel, Alva	Co-O-P-04869	4135009077	$6,295.00	5009077	$6,295.00
4/26/2008	Antunez, Martha	Si-A-P-06514	4135009156	$13,136.36	5009156	$13,136.36
4/26/2008	Harves, Chrystyl	Co-O-P-04698	4135009163	$7,110.00	5009163	$6,888.65
5/8/2008	Belser, Stephen	Preview6-00579	4135009282	$700.00	5009282	$466.66
5/13/2008	Jenkins, Michael	Co-O-P-04780	4135009318	$6,295.00	5009318	$6,217.09
6/8/2008	Ahumada, Lupe	CO-O-P-04804	4135009528	$6,295.00	5009528	$6,165.96
6/14/2008	Martinez, Cynthia	CA-O-00067	4135009580	$5,300.00	5009580	$5,300.00
6/15/2008	Womack, Cahdwick	Si-A-P-06603	4135009588	$15,295.50	5009588	$15,295.50
6/16/2008	Valladeres, Julio	Preview6-00584	4135009606	$700.00	5009606	$595.00
6/22/2008	Aleman, Lydia	SA-O-00030	4135009653	$7,650.00	5009653	$7,650.00
7/11/2008	Nelson, Shawn	SI-E-P-04735	4135009803	$3,700.00	5009803	$3,579.01
7/30/2008	Vallin, Elliott	Co-A-P-03288	4135009994	$8,910.00	5009994	$8,910.00

PREMIERE DEVELOPMENT INCORPORATED
CUSTOMER NOTES RECEIVABLE
DEFAULT COLLECTION ACCOUNTS IN THIRD PARTY COLLECTIONS

						Balance
Sale	Owner	Membership	Previous	Original	Contract	8/26/2010
Date	Name(s)	Number	Acct No.	Loan	Number	11012-18
5/9/2007	Sauders, John	Co-E-P-04510	A7501403	$6,210.00	5005760	$4,335.95
6/16/06000	Schertz, Jerry	CO-O-P-04188	A6700207	$6,295.00	104021	$5,365.70
9/30/2007	Sunderman, Colleen	SI-A-P-06170	A7A00561	$15,975.00	5007248	$15,651.70
9/7/2006	Taylor, Mary Ann	Si-A-P-05632	A6900913	$14,395.00	55913	$7,698.36
5/30/2004	VIERRA, Fred	SI-O-P-02496	A4600257	$8,995.00	49751	$4,243.03
8/16/2004	Williams, Johnnie	PI-A-P-00249	A4801097	$27,900.00	50415	$12,861.51
7/13/2003	WILLIAMSON, Charles	SI-A-P-03241	A3800009	$13,051.33	510601	$7,134.46
3/29/2005	Wilson, John	SI-E-P-03038	A5400344	$8,000.00	52091	$5,283.54
2/26/2006	Winston, Tamika	CO-E-P-04081	A6302379	$6,745.00	5001134	$6,015.18
8/13/2002	Aguinga, Gabriel	SI-E-P-01448	A2801959	$4,000.00	103300	$603.15
4/17/2004	Ballance, Edward K.	SI-O-P-02406	A4500058	$7,925.84	511074	$4,706.59
3/9/2008	BARRERAS, Tim	CA-O-00009	A8300685	$5,400.00	5008709	$5,051.77
6/30/2005	Barreto, Camelina	SI-E-P-03246	A5700285	$8,095.00	52776	$6,036.31
6/2/2004	Bartlett, Robert	GO-E-P-00509	A4600265	$7,400.00	1502147	$4,549.27
5/27/2005	Batista, Ray	SI-O-P-03177	A5700261	$8,095.00	52543	$6,134.01
4/24/2006	BROWN, Prencess	CO-O-P-04105	A6500076	$7,195.00	54975	$5,276.40
12/31/2007	Bufkin, Marenda	CO-O-P-04526	A8100254	$7,195.50	5008143	$7,390.33
5/15/2008	Burns, Sheli	CO-E-P-03665	A5501227	$6,295.00	52464	$4,673.70
4/7/2006	Burwell, Dawn	SI-O-P-03634	A6400753	$8,095.00	5001237	$845.48
7/13/2002	Byrd, Richard	GO-A-P-00935	A2701553	$17,550.00	44642	$8,742.72
9/5/2005	Carpenter, James Mark	SI-E-P-03454	A5900678	$8,995.00	5000758	$7,078.22
5/4/2003	Entzminger, Trevor	SI-E-P-01885	A3600079	$7,645.00	103454	$4,077.42
5/2/2004	Gesberg, Mike	CO-A-P-02267	A4500214	$8,995.00	49489	$4,008.02
2/11/2007	Hanley, Larry	SI-A-P-05850	A7200732	$11,500.00	5004760	$10,859.00
7/11/2005	Hernandez, Francisco	SI-E-P-03298	A5701252	$8,995.00	5000664	$5,978.72
2/9/2002	Holyoak, Chad	CO-O-P-01340	A2201035	$5,940.00	43464	$371.64
12/9/2005	Hommel, Peter K.	SI-O-P-03427	A5C01062	$8,579.75	1503027	$8,283.18
4/20/2002	Johns, Robert	SI-A-P-02022	A2501386	$12,088.56	303821	$2,039.39
4/8/2008	Lewis, Harold	SI-A-P-06410	A8400712	$11,859.32	5009000	$12,299.73
9/6/2005	Looney, Timothy	Si-E-P-03465	A5900942	$8,095.00	53269	$6,123.44
5/2/2004	Lunceford, Michael	Si-E-P-02525	A4500779	$6,361.07	511106	$3,122.79
2/23/2003	Maciuszek, Roy	CO-E-P-02266	A3300634	$5,845.00	46233	$2,862.28
6/18/2005	Martinez, Hector	Si-E-P-03227	A5700246	$8,820.00	600997	$6,381.39
7/30/2006	McGee David	CO-O-P-04242	A6800229	$6,295.00	55672	$5,284.09
3/14/2004	McGowan, Miriam	CO-E-P-03150	A4400604	$5,845.50	49041	$3,497.93
2/25/2002	Mifflin, Randy	CO-E-P-01829	A2400006	$6,295.00	303672	$1,382.99
5/21/2007	Morrison, Elizabeth	SI-A-P-06038	A7700319	$14,395.00	5005876	$14,759.84
7/27/2006	Odell, Frank	CO-O-P-04063	A6400581	$6,295.00	5001209	$4,374.62
8/21/2002	Plett, Anthony	CO-E-P-02004	A2900819	$7,552.91	304170	$840.94
3/29/2006	Poirier, Laura	SI-A-P-05317	A6400300	$16,195.00	54682	$15,456.82
6/9/2003	Sadlier, Carl	Si-O-P-01933	A3600341	$8,440.73	510534	$1,707.51
2/9/2003	Scheibelhut, James	SI-A-P-02788	A3200946	$6,099.12	401215	$1,180.39
2/26/2006	Sherlock, Eileen	PL-O-P-00116	A6304273	$18,895.00	54402	$16,832.46
12/30/2000	Smith, Norman	GO-A-P-00514	A1010290	$17,095.00	39561	$6,441.23
10/13/2002	Smith, Ray	Co-E-P-02058	A2A01228	$5,940.00	45272	$1,188.12
10/14/2006	Spraggins, Charles	CO-A-P-02928	A6A02194	$9,895.00	56159	$9,558.99

PREMIERE, DEVELOPMENT INCORPORATED
CUSTOMER NOTES RECEIVABLE
DEFAULT COLLECTION ACCOUNTS IN THIRD PARTY COLLECTIONS

						Balance
Sale	Owner	Membership	Previous	Original	Contract	8/26/2010
Date	Name(s)	Number	Acct No.	Loan	Number	11012-18
2/27/2006	Sutherland, Frank	CO-E-P-04415	A7100270	$5,245.00	5004245	$3,301.96
6/13/2004	Taylor, Anthony S.	GO-A-P-01617	A4600470	$24,295.00	49867	$15,943.34
10/14/2006	Vanravensway, Jessica	Si-O-P-03970	A6A02196	$9,895.00	56157	$7,643.97
5/29/2007	Ware, Jeanie	GO-E-P-01056	A7600779	$15,295.00	5005954	$14,195.58
5/23/2008	Watkins, Michele	CO-A-P-03250	A8500852	$11,695.00	5009391	$12,179.62
6/1/2002	Williams, Gary	SI-O-P-01256	A2600924	$8,095.00	44327	$1,312.85
1/29/2007	WILSON, Eugenie	GO-E-P-01005	A7200332	$11,830.00	5004609	$2,243.93
11/18/2007	Almada, Anthony	Co-A-P-03198	4135007802	$5,995.00	5007802	$4,895.00
8/10/2008	Anzaldua, Michael	CA-A-00006	4135010112	$7,200.00	5010112	$7,036.92
8/12/2008	Ayon, Silpa	Co-O-P-04879	4135010122	$6,295.00	5010122	$6,256.96
2/10/2008	Bagley, J Ruhiyih	Co-E-P-04795	4135008453	$7,470.00	5008453	$4,896.82
6/1/2008	Baldwin, Richard	Co-O-P-04899	4135009483	$7,195.00	5009483	$7,166.52
2/18/2003	Bast, Ralph	Si-A-P-02840	4130304493	$13,225.00	304493	$8,014.60
7/1/2008	Bouttirath, Amphone	Co-A-P-03289	4135009738	$9,895.00	5009738	$9,351.99
10/12/2008	Carter, Shirley	CA-O-00102	4135010602	$5,310.00	5010602	$5,266.78
7/22/2008	Chee, Benjamin	SA-O-00034	4135009920	$7,650.00	5009920	$7,410.89
6/30/2008	Coleman, George	Si-O-P-04535	4135009727	$10,800.00	5009727	$10,416.86
7/19/2008	Corrales, Yolanda	CA-O-00054	4135009888	$5,580.00	5009888	$5,418.83
1/7/2007	Drew, Quincy	Co-E-P-04431	4135004359	$6,295.00	5004359	$5,192.67
5/5/2008	Entwisle, Marcella	Co-O-P-04700	4135009261	$6,295.00	5009261	$6,006.80
3/7/2002	Farias, Jose	Co-O-P-01834	4130700142	$5,940.00	700142	$1,122.93
4/12/2008	Feldkamp, Melanie	Co-O-P-04847	4135009030	$7,195.00	5009030	$7,195.00
4/4/2008	Garcia, Alejandra	Co-O-P-04826	4135008958	$6,295.00	5008958	$6,179.16
7/23/2008	Garcia, Armando	Co-O-P-04799	4135009921	$6,210.00	5009921	$6,056.31
9/7/2008	Grissom, Rocky	Preview6-00633	4135010324	$700.00	5010324	$700.00
5/18/2008	Guerrero, Daaniel	Ca-O-00101	4135009344	$5,400.00	5009344	$5,334.25
12/21/2008	Gullett, Keith	Preview6-00719	4135011133	$880.00	5011133	$880.00
1/11/2008	Haghighi, Michllei	Co-O-P-04532	4135008203	$3,997.50	5008203	$3,997.50
1/23/2008	Higuera, Stephanie	Co-O-P-04792	4135008337	$7,195.00	5008337	$7,038.85
12/10/2007	Kaczkowski, Martin	Co-E-P-04751	4135007986	$3,950.00	5007986	$3,950.00
8/13/2007	Larmer, Gary	Si-A-P-06282	4135006739	$15,065.00	5006739	$13,845.15
4/10/2004	Logan, Mitchell	Go-O-P-00645	4130049279	$15,295.00	49279	$12,703.77
1/26/2008	Malla, Christian	Preview6-00496	4135008355	$700.00	5008355	$377.34
2/5/2008	Moreno, Francisco	Co-A-P-03226	4135008422	$5,450.00	5008422	$5,450.00
8/30/2003	Nez, Marlin	Si-O-P-02075	4130510672	$8,239.37	510672	$5,117.30
8/16/2008	Parra, Pedro	Si-O-P-04547	4135010146	$9,440.00	5010146	$9,351.64
8/11/2007	Pesqueira, Fernado	Co-E-P-04710	4135006723	$6,295.00	5006723	$5,736.18
11/5/2007	Probart, timothy	Si-E-P-04586	4135007660	$5,497.50	5007660	$5,497.50
3/5/2008	Rosetta, Jeremy	CA-O-00014	4135008665	$5,395.00	5008665	$5,120.08
11/15/2008	Ruthem, Stephanie	Co-A-P-03333	4135010867	$9,795.00	5010867	$9,795.00
5/31/2006	Salcido, Francisco	Co-A-P-02902	4130601354	$7,520.00	601354	$6,987.86
8/11/2008	Samuel, William	Si-O-P-04604	4135010117	$9,450.00	5010117	$9,276.10
9/27/2005	Sanchez, Carlos	Co-E-P-04012	4130601141	$6,320.01	601141	$4,882.37
11/18/2007	Sandoval, Frank	Co-A-P-03218	4135007800	$8,995.00	5007800	$8,581.92
	Sherer, Gary	CO-E-P-00192			35133	$3,054.98

PREMIERE DEVELOPMENT INCORPORATED
CUSTOMER NOTES RECEIVABLE
DEFAULT COLLECTION ACCOUNTS IN THIRD PARTY COLLECTIONS

						Balance
Sale	Owner	Membership	Previous	Original	Contract	8/26/2010
Date	Name(s)	Number	Acct No.	Loan	Number	11012-18
8/5/2008	Simpson, Steve	Si-O-P-04543	4135010050	$9,900.00	5010050	$9,470.60
4/27/2002	Skinner, Shane	Si-E-P-01416	4130303838	$8,095.50	303838	$1,174.18
4/27/2008	Slim, Art	Co-O-P-04882	4135009168	$7,290.00	5009168	$7,290.00
10/18/2008	Smith, Edward	Si-O-P-04606	4135010658	$9,450.00	5010658	$9,450.00
6/18/2008	Soliz, Dora	Co-A-P-03299	4135009623	$8,995.00	5009623	$8,772.65
6/3/2006	Spargo, Debra	Co-O-P-04178	4130305917	$6,210.00	305917	$4,658.61
7/27/2002	Tobias, Grant	Si-A-P-02266	4130304091	$13,224.33	304091	$8,671.35
4/13/2008	Turner, Jeon	Co-O-P-04806	4135009036	$6,300.00	5009036	$6,194.02
4/27/2008	William, Leonard	Co-O-P-04696	4135009179	$7,195.50	5009179	$6,803.83

			108			$2,278,902.76

PREMIERE DEVELOPMENT INCORPORATED
CUSTOMER NOTES RECEIVABLES
PENDING RECEIVABLES

DSR	OWNER			Purchase	Down	Balance
Date	Name(s)	Contract	Lender	Price	Payment	8/26/2010
						11001-18
05/21/10	Aguirre, Olivia A.	5014070	Concord			10,795.00
08/01/10	Book, Patricia	5014444	Concord	8,700.00	0.00	(23.92)
08/10/10	Boone, Carol	5014481	Concord	11,700.00	5,750.00	5,950.00
07/31/10	Boyd, Mark	5014437	Concord			(40.86)
07/08/10	Bradley, Robin	5014336	Concord			(95.22)
08/13/10	Carver, Jeffrey	5014491	Concord	5,250.00	0.00	5,250.00
03/21/10	Constantion, Miguel	5013750	Concord			(60.61)
07/18/10	Cox, Michael	5014380	Concord			(206.83)
08/11/10	Darling, Richard	5014483	Concord	11,955.00	1,200.00	10,795.00
06/10/10	Davis, Geraldine	5014189	Concord			(446.90)
07/03/10	Delgado, Jose	5014305	Concord			(107.31)
07/09/10	Dow, Larry	5014342	Concord			(177.10)
04/11/10	Eikanger, Herb	5013878	Concord-2			(880.00)
02/18/10	Esparza, Dominic	5013609	Concord			(70.37)
04/30/10	Fallon, Joey	5013993	Concord			(24.31)
05/31/10	Fehliman, Bert F.	5014144	Concord			(115.10)
08/09/10	Geissel, Raymond	5014472	Concord-2	8,200.00	0.00	8,200.00
06/13/10	Gutierrez, Deliliah	5014211	Concord			10.57
06/05/10	Hamann, Larry	5014162	Concord			(62.31)
05/13/10	Hemandez, Phillip	5014062	Concord			(137.01)
05/19/10	Hurtt, Philip	5014090	Concord			(113.40)
08/09/10	Jefferson, Barbara	5014475	Concord-2	8,200.00	0.00	8,200.00
08/10/10	Larson, Raymond	5014479	Concord-2	8,200.00	0.00	8,200.00
06/30/10	Lisitzky, Zandra	5014288	Concord			(111.12)
07/26/10	Lopez, Miguel	5014356	Concord			(309.94)
08/12/10	Magaw, John	5014489	Concord-2	8,200.00	0.00	8,200.00
06/08/10	Mancilla, Jaime	5014181	Concord			(179.87)
07/12/10	McNeese,George	5014360	Concord			(97.92)
07/09/10	Michael, Heather	5014337	Concord			(53.80)
06/01/10	Michel, Lynn	5014149	Concord			(61.68)
07/16/10	Nash, Joseph	5014376	Concord			(40.87)
07/25/10	Newton, Michael	5014412	Concord			(112.09)
07/11/10	Pagnotta, Jason	5014352	Concord			(22.02)
08/08/10	Patino, Toni	5014470	Concord	6,200.00	620.00	5,580.00
07/10/10	Paulley, Raymond	5014344	Concord			(184.10)
04/16/10	Pei, Marissa	5013901	Concord			(49.27)
08/08/10	Pugh, Edward	5014469	Concord-2	7,500.00	3,750.00	3,750.00
06/13/10	Ramirez, Enrique	5014210	Concord			(135.87)
	Romo, Patricia	305650				4,436.22
06/20/10	Ruiz, Jimmy	5014250	Concord			(129.82)
05/01/10	Russell, William C.	5013996	Concord			(18.12)
08/01/10	Ryan, Scott	5014445	Concord	5,675.00	0.00	5,675.00
05/11/10	Schuman, Steve A.	5014052	Concord			(47.17)
06/05/10	Sisk, Bruce	5014166	Concord			(111.87)
07/31/10	Smith, Jamey	5014440	Concord			5,200.00
05/08/10	Stephens, Marian	5014034	Concord			(249.94)
07/04/10	Tadeo, Paul	5014310	Concord			(4,785.66)
05/03/10	Thompson, George W.	5014011	Concord			(57.28)
08/12/10	Urich, Stanley	5014488	Concord	1,175.00	295.00	880.00
08/13/10	Valenzuela, Armando V.	5014377	Concord	6,995.00	700.00	6,295.00
08/13/10	Vargas, Mark	5014492	Concord	3,750.00	0.00	3,750.00
06/04/10	Vazquez, Griselda	5014161	Concord			(62.20)
02/25/10	Vela, John H.	5013578	Concord			(155.02)
07/29/10	Vivar, Jeannie	5014430	Concord			3,706.00
02/13/10	V’Marie, Joy	5013583	Concord			41.59
06/08/10	Walker, Kristie	5014182	Concord			(65.31)
08/11/10	Williams, Jeffrey	5014289	Concord	6,900.00	690.00	6,210.00
06/13/10	Williams, Robert	5014207	Concord			13.86
08/04/10	Williams, Sharon	5014456	Concord	3,500.00	0.00	(8,388.08)
08/07/10	Wilson, Robert	5014465	Concord	3,500.00	0.00	3,500.00
06/07/10	Zimmer, Michael	5014179	Concord			(91.55)
						96,556.42

PREMIERE DEVELOPMENT INCORPORATED
IN-HOUSE INACTIVE DEFAULT ACCOUNTS

	Owner	Membership	Previous	Original		Interest		Monthly	Balance 8/26
Date	Name(s)	Number	Acct No.	Loan	Contract	Rate	Term	Payment	11039-18
6/29/2003	Schoenborn, Michael	Co-O-P-02628	4130047234	$5,940.00	47234	17.9	84	$124.50	$2,938.14
8/22/2005	Sieck, Harold	GO-E-P-00750	4130053157	$15,295.00	53157	17.9	120	$274.61	$13,749.86
4/22/2006	Purper, Brad	CO-E-P-04148	4130054930	$6,750.00	54930	17.9	84	$141.48	$5,843.99
6/28/2006	Melara, Oscar	Si-E-P-03984	4130055471	$8,095.00	55471	17.9	84	$169.67	$7,219.26
10/10/2004	Fike, Michael	CO-O-P-03552	4130103718	$6,295.00					$4,437.80
9/17/2004	Shafer, Larry	PL-A-P-00252	4130511352	$23,044.30	511352	16.9	120	$399.05	$19,196.12
3/21/2004	Wilder, Michael	Co-E-P-03112	4130703503	$6,295.00	703503	17.9	84	$131.94	$3,550.24
2/13/2006	Sheppard, Gary	Si-A-P-05248	4135001107	$12,595.00	5001107	17.9%	84	$263.99	$9,858.34
6/18/2006	Turner, Kenneth	SI-A-P-05484	4135001449	$12,595.00	5001449	17.9	84	$263.99	$11,273.55
7/19/2008	Heath, Darrell	SI-A-P-06513	4135009892	$15,300.00	5009892	17.9	84	$320.68	$14,921.80
2/28/2007	Chace, Ray	GO-A-P-02192	4135004955	$4,750.00					$2,611.25
3/30/2004	Anderson, Dennis	PL-A-P-00221	A4400204	$27,090.00					$15,182.14
7/14/2003	Bohnert, Theodore	GO-O-P-00473	A3800006	$10,916.12					$7,366.52
3/23/2005	BOURGUET, Ira	SI-A-P-04660	A5400202	$12,504.93					$6,755.72
1/21/2003	COLAPRETE, Stephen	SI-A-P-02725	A3200072	$12,595.50					$6,748.57
8/22/2006	COTTON, Jeff	GO-E-P-00911	A6901010	$14,575.50	1503437	17.90%	120	$261.70	$13,349.60
7/18/2004	Dilley, Kenneth	PL-A-P-00243	A4800267	$28,075.07					$18,283.64
2/29/2004	Dufala, Robert	SI-A-P-03849	A4300418	$12,699.78					$8,875.49
1/10/2005	Emmick, Robert	CO-O-P-03631	A5100412	$5,845.00	51551	17.9%	84	$122.51	$3,022.72
8/7/2007	FISHER, Ronald	SI-A-P-06097	A7800727	$13,786.73	5006676	17.9%	120	$247.33	$12,468.44
8/28/2006	Greene, Myrna	SI-E-P-04009	A6900686	$8,045.00					$7,400.56
3/4/2008	GRZYBEK, Stan	CO-O-P-04593	A8300440	$7,195.00					$7,005.90
3/17/2007	Harrington, Larry	SI-O-P-04115	A7302433	$9,360.00	5005103	17.9	84	$196.18	$8,641.01
7/3/2005	Hay, Paul	GO-A-P-01820	A5701251	$10,000.00	601027	17.9	120	$179.55	$8,736.48
5/28/2005	Jiminez, Maria alicia	SI-A-P-04798	A5600386	$14,043.47	5000567	17.9	120	$252.14	$12,783.41
9/10/2007	Krimmer, Thomas	GO-A-P-02353	A7901019	$19,543.23					$18,010.93
8/15/2006	Nevett, Michael	CO-E-P-04276	A6801570	$6,295.00					$5,238.01
3/6/2006	Olson, Laura	Co-E-P-04300	A6900910	$7,195.00	54481	17.9	84	$150.81	$5,954.85
4/29/2006	Pagano, Paul	SI-A-P-05378	A6500713	$6,000.00	5001301	17.9%	84	$125.76	$3,606.28
1/7/2008	PARKS, Kenneth	GO-O-P-01260	A8100551	$9,745.39	5008179	17.90%	120	$174.97	$9,701.49
8/1/2007	Seilbach, Ronald	SI-E-P-04461	A7800695	$9,117.52	5006620	17.9	120	$163.70	$8,749.12
2/19/2004	Tanksley, James	CO-O-P-02856	A4300207	$6,295.00					$3,060.11
6/15/2006	Trout, Earl	CO-E-P-04216	A6601302	$6,295.00					$4,564.21
7/23/2007	Troxell, Eddie	CO-O-P-04493	A7A00301	$8,095.00	5006547	17.9	120	$145.34	$8,243.58
6/24/2007	Warfel, Larry	CO-A-P-03107	A7700203	$8,995.00					$8,143.30
7/6/2005	Aninag, Kim	CO-A-P-02692	A5801139	$8,995.00					$6,750.27
4/28/2005	Bartman, Vicki	SI-E-P-03101	A5500229	8,095.00					$5,482.50
5/22/2005	Fightmaster, Anthony	CO-E-P-03819	A5800443	$6,660.00					$3,057.19
10/23/2004	Grossman, Adam	SI-E-P-02746	A4A01320	$8,095.00					$4,547.07
4/29/2008	Lund, Margaret	CO-O-P-04661	A8500168	$6,195.00					$6,355.67
6/1/2008	Mejia, Milton	CO-O-P-04702	A8600421	$5,520.00					$5,666.32
7/6/2004	Shaylor	SI-O-P-02593	A4700640	8,685.00					$2,896.57
6/10/2002	Tiffany, Aaron M.	SI-A-P-02139	A2601485	$6,879.00					$1,576.64
6/3/2002	Wendall, Frank	CO-E-P-01911	A2600919	$6,295.00					$257.95
									$344,082.61

PREMIERE DEVELOPMENT INCORPORATED
CUSTOMER NOTES RECEIVABLE
IN HOUSE PENDING DEFAULTS

					Balance
Sale	Owner	Membership	Previous	Original	8/26
Date	Name(s)	Number	Acct No.	Loan	11009-18
9/12/2000	Rippingale, Neil	CO-O-P-00764	4130038649	$5,940.00	5,429.15
1/7/2002	Manning, Melvin	CO-O-P-01295	4130043259	$3,500.00	2,621.25
9/18/2005	Alfano, Charles	SI-A-P-05005	4130053353	$7,495.00	6,870.42
9/13/2004	Catabijan, Jeremy	GO-A-P-01674	A4A00052	$21,151.24	14,931.53
2/10/2008	NAPLES, Mark	GO-A-P-02473	A8200574	$19,504.04	18,398.38
2/17/2003	Whitney, Tammy	SI-E-P-01707	A3301246	$6,421.67	3,099.15
6/27/2003	Walden, Troy	CO-E-P-02641	A3700645	$6,295.00	1,476.96

	Number of Valid Loans		TOTALS	$70,306.95	52,826.84

EXHIBIT A-4
Resort Funding LLC Holdbacks and Loans
(Attached)

Resort Funding LLC Holdbacks and Loans
M&I Timeshare Loans
All consumer timeshare loans purchased by or received as replacement paper by Resort Funding LLC prior to March 2, 2009 under any of several agreements between Resort Funding LLC and Sellers, including those timeshare loans listed on the attachment hereto.
All holdbacks related to consumer timeshare loans purchased by or received as replacement paper by Resort Funding LLC prior to March 2, 2009 under any of several agreements between Resort Funding LLC and Sellers, including those holdbacks listed on the attachment hereto.
The loans used as collateral for M&I Bank listed on the attachment hereto

RESORT FUNDING PRINCIPAL BALANCES AS OF MAY 31, 2010

CONTRACT	CUSTOMER PRINCIPAL BALANCE	RESERVE
A6C00803	3,440.92	759.25
A3A00508	1,352.33	1,920.40
A3600089	122.34	838.42
A5500113	3,633.95	1,088.59
A8300344	6,365.93	1,418.46
A6900679	2,632.18	547.90
A8400673	5,676.05	1,861.55
A6801948	4,989.28	1,057.75
A6400290	4,080.79	923.11
A8100728	7,564.53	1,886.78
A5B00062	2,365.54	600.08
A3700433	243.21	845.29
A5400230	8,138.06	1,571.83
A4900143	7,984.16	1,792.69
A5100699	3,046.28	1,156.06
A7A00296	5,530.09	1,344.44
A6600457	3,348.43	744.38
A7601199	8,517.09	1,636.13
A3600317	5,389.00	1,714.34
A5300476	7,709.48	1,441.48
A3C00340	1,510.16	1,870.14
A4900146	1,560.02	995.94
A3400588	5,108.79	1,422.31
A7400296	6,970.91	1,444.73
A3700281	6,522.14	2,014.07
A3A00491	435.71	716.56
A5B00677	16,210.17	5,710.82
A7600001	13,919.75	4,429.43
A5900660	3,487.55	904.34
A6C00261	4,554.24	1,006.24
A5500974	3,401.30	1,079.94
A2700472	4,778.67	1,829.75
A4A01306	1,482.05	621.63
A4600137	1,644.76	1,023.92
A7701441	19,320.17	5,828.74
A7100500	5,488.85	1,171.04
A3500490	160.78	1,110.95
A5A00421	3,970.26	934.98
A4400058	1,159.61	853.84
A6700967	9,791.41	2,116.13
A5100317	1,975.04	799.44
A4400759	1,708.93	1,151.97
A4B00355	2,660.55	1,115.14
A5500778	2,450.19	770.48
A5500515	3,365.46	1,068.61
A6400736	3,708.14	851.37
A3B00233	9,504.20	2,702.17
A6101267	7,258.34	2,172.17
A5600873	3,618.51	1,110.62
A4900144	4,934.23	1,122.43
A6C01140	6,562.93	1,420.00

1 of 14

RESORT FUNDING PRINCIPAL BALANCES AS OF MAY 31, 2010

CONTRACT	CUSTOMER PRINCIPAL BALANCE	RESERVE
A6800677	4,930.00	1,049.44
A6800657	1,034.47	170.14
A4B00353	2,483.72	1,103.44
A4500012	1,233.90	831.78
A5A00955	3,528.57	831.05
A4400758	1,247.56	883.04
A6A01718	4,599.41	940.09
A3A00640	631.04	895.80
A6B00093	9,141.40	2,017.14
A5400097	9,034.89	1,729.29
A5200526	4,391.27	1,585.31
A6700201	4,499.46	934.72
A7900662	6,336.15	1,355.97
A5400229	10,124.05	1,877.02
A5900267	13,266.09	4,670.17
A6304449	4,498.62	1,032.06
A4600572	1,810.29	1,151.76
A3500504	4,513.91	1,415.35
A6201078	9,614.55	3,022.16
A7B00605	6,879.47	2,027.44
A7C01285	5,612.89	1,419.98
A5800440	4,164.75	1,138.11
A6900918	3,971.34	1,163.68
A6304579	—	345.46
A6600705	3,730.78	853.86
A5A00423	4,412.02	1,038.91
A2B00066	2,592.72	1,550.62
A4400052	1,039.16	883.72
A6200097	3,498.48	802.57
A7100710	4,479.88	988.91
A8200419	5,726.52	1,735.11
A3700547	10,580.68	3,165.39
A6B01343	4,095.73	919.13
A1030473	747.49	884.86
A5300470	4,202.26	2,073.35
A5400697	10,641.05	1,866.79
A8100253	3,515.39	1,133.99
A7A01155	4,891.62	1,107.54
A5501230	5,083.73	1,560.17
A4A01270	2,660.55	1,124.19
A5100693	3,686.02	1,084.22
A5900549	5,914.48	2,190.60
A4A00052	14,287.33	2,771.61
A4300603	1,739.24	1,280.02
A6B00966	8,194.42	1,839.02
A7400543	6,598.92	1,485.18
A4B00616	5,477.58	1,089.94
A5A00426	1,589.56	800.74
A6500733	891.28	432.53
A7601765	4,260.47	915.56
A2C00637	4,427.29	1,864.89

2 of 14

RESORT FUNDING PRINCIPAL BALANCES AS OF MAY 31, 2010

CONTRACT	CUSTOMER PRINCIPAL BALANCE	RESERVE
A7C01286	4,987.92	1,264.75
A5A00012	4,852.88	1,179.23
A7100496	7,514.75	2,178.32
A8400194	3,023.50	1,292.66
A2600989	417.77	1,947.66
A3600456	4,488.35	1,991.58
A6400333	8,549.20	1,923.28
A5300578	3,552.92	1,643.38
A5400092	6,610.39	1,210.02
A7801540	7,172.03	1,545.96
A3600369	194.63	1,070.41
A4300120	14,560.72	2,787.57
A4A01301	5,508.29	1,139.31
A8500206	6,305.32	2,558.12
A3A00328	4,603.07	1,344.23
A5300019	412.67	745.57
A7C01648	2,701.65	595.28
A5700728	2,428.70	605.18
A5700247	3,815.61	1,077.72
A5500625	8,663.48	1,838.77
A4400065	1,217.18	895.80
A3900142	471.48	832.52
A2400042	3,912.05	1,808.48
A8200030	12,087.76	5,004.51
A8500600	5,954.30	2,527.85
A7900967	5,334.39	1,153.95
A6C00123	7,307.21	2,146.50
A5C00059	3,720.57	980.16
A3400603	3,527.17	1,228.03
A3A00149	488.90	870.95
A4700337	4,788.20	3,166.58
A5C00116	1,480.27	698.19
A3800015	384.16	895.80
A7A01154	6,184.71	1,423.36
A5400339	2,467.65	870.77
A5A00188	3,477.90	846.47
A4A00668	1,733.86	752.15
A5400025	3,291.75	1,045.22
A5600144	10,265.58	2,042.98
A7601136	8,476.20	2,509.00
A3700275	238.58	832.52
A7A01159	4,317.53	1,019.74
A4600255	1,871.81	1,151.97
A6601303	3,576.29	818.59
A5700563	2,826.14	796.49
A6C00263	8,461.04	2,468.99
A6101409	3,362.41	(333.47)
A4B00351	2,788.62	1,115.14
A6501219	7,834.21	1,967.37
A5B00408	9,448.55	3,426.60
A3600340	187.52	1,058.56

3 of 14

RESORT FUNDING PRINCIPAL BALANCES AS OF MAY 31, 2010

CONTRACT	CUSTOMER PRINCIPAL BALANCE	RESERVE
A4400057	2,008.79	1,075.79
A4C00660	223.06	1,223.02
A5A00954	7,359.81	2,513.50
A1040851	2,970.82	2,450.22
A4300106	2,047.25	1,664,23
A3800549	6,625.41	1,870.14
A5100691	8,242.80	1,666.51
A4600525	823.89	740.26
A5300427	3,282.37	1,097.34
A6100377	10,494.37	3,479.44
A5A00229	7,501.61	1,822.73
A5C01063	9,819.57	3,380.59
A7401219	12,256.61	3,485.98
A8300830	8,664.68	2,598.66
A7100712	10,171.57	2,929.33
A3800608	75.44	845.29
A5300187	2,458.90	853.32
A2400471	3,972.74	1,836.30
A5100692	2,914.81	1,106.19
A6A02638	8,156.44	2,277.10
A4900138	1,988.00	1,128.67
A7B00784	5,323.03	1,365.21
A6801160	9,003.80	2,174.53
A8400519	4,857.58	1,578.64
A8400395	11,782.71	3,763.27
A2500741	3,459.02	1,390.94
A5500825	2,353.95	1,199.98
A6A00221	4,753.73	1,269.07
A8500170	11,949.51	5,103.12
A4600133	1,461.12	845.29
A5700262	1,208.65	406.98
A5100416	2,493.82	798.72
A4500212	2,057.28	1,280.02
A4601457	1,447.04	1,100.91
A5600202	3,442.28	1,067.27
A4100188	1,439.75	895.80
A7100890	6,697.80	1,461.24
A5700251	2,826.14	721.87
A5B00644	3,625.30	1,011.69
A4400356	3,859.13	940.39
A5701250	7,052.86	1,929.12
A4500550	1,829.13	1,138.46
A5A00425	1,812.99	620.86
A3600444	520.04	1,142.60
A4500026	5,507.33	1,261.40
A2500340	4,208.65	1,808.48
A7302664	8,424.98	2,396.28
A3400852	6,008.10	1,991.58
A7A00006	7,216.72	1,659.92
A3900010	194.81	1,098.33
A7600777	4,582.61	795.83

4 of 14

RESORT FUNDING PRINCIPAL BALANCES AS OF MAY 31, 2010

CONTRACT	CUSTOMER PRINCIPAL BALANCE	RESERVE
A3800139	8,905.50	2,658.44
A8300828	5,889.41	1,695.37
A6701558	5,019.28	1,181.95
A6C00411	4,680.96	1,050.58
A6800659	9,720.79	1,985.72
A7601536	7,818.95	2,317.51
A4B00244	1,968.18	874.20
A2401455	4,373.95	1,947.66
A3300854	3,257.60	1,830.06
A3800014	5,093.72	1,604.74
A5400699	9,908.74	1,712.96
A5900665	7,829.45	2,334.38
A5300031	3,161.66	1,097.34
A3900460	7,203.53	2,117.29
A3B00156	913.37	1,088.62
A8100138	5,697.73	1,475.56
A8500169	11,141.57	3,117.47
A5B00645	8,586.97	2,333.37
A5500818	3,970.26	1,079.94
A6101406	3,498.48	809.23
A7700202	6,178.80	1,360.67
A4700108	5,721.29	1,298.09
A4701244	10,069.50	2,179.18
A6100152	4,039.66	974.16
A6200847	4,498.62	1,032.06
A4300531	1,159.61	853.84
A6900919	7,363.59	2,051.31
A4A01315	1,921.02	811.72
A7401344	5,088.94	1,098.60
A7700704	8,804.34	1,966.79
A3500309	3,034.41	1,164.79
A6101259	3,817.55	949.05
A4800964	703.83	1,133.34
A5800441	5,793.89	729.12
A6501446	3,730.78	936.35
A5900180	11,272.79	4,063.59
A5200183	10,598.16	1,993.20
A8100608	9,129.35	3,202.82
A4600127	1,548.59	895.80
A5501249	4,039.72	1,269.49
A4501033	312.70	1,162.29
A8400713	8,099.42	2,621.48
A6701550	5,266.73	1,116.53
A6800679	3,880.01	805.92
A6A01421	4,790.45	982.93
A6700198	6,846.56	1,966.52
A6400212	3,577.06	802.57
A4601446	2,212.80	1,280.02
A4800867	—	881.32
A5400096	6,129.57	1,227.01
A5500112	3,739.86	1,196.83

5 of 14

RESORT FUNDING PRINCIPAL BALANCES AS OF MAY 31, 2010

CONTRACT	CUSTOMER PRINCIPAL BALANCE	RESERVE
A7100428	4,408.45	961.26
A3800591	6,857.83	1,931.24
A4300261	431.69	1,151.97
A7600778	6,785.21	1,502.60
A8300916	4,196.18	1,259.17
A8100548	8,824.04	1,273.84
A4B00408	4,323.53	1,032.88
A8400193	19,313.24	6,321.10
A6400586	2,451.00	639.99
A7801205	10,550.54	2,461.47
A6700194	10,091.23	2,898.63
A6200997	8,795.21	2,064.74
A5400677	4,242.31	1,270.80
A3100067	5,180.25	1,849.26
A6501065	3,901.84	992.11
A6200976	3,752.89	903.42
A5900555	6,864.36	1,768.26
A6800673	9,981.95	2,116.13
A7301491	9,186.95	1,991.81
A3A00512	14,406.76	3,886.26
A3A00539	775.33	1,101.46
A2600145	4,532.48	1,947.66
A5801151	3,313.94	879.37
A4B00405	1,921.02	805.18
A3800008	606.92	1,410.24
A3800597	1,716.17	3,021.46
A7C00139	6,336.15	1,602.20
A8200190	4,973.49	1,503.60
A5701244	1,761.93	712.76
A6901530	4,599.97	940.18
A2401873	3,103.04	1,390.94
A3600308	5,324.06	1,737.86
A4300533	8,836.59	2,057.21
A5700730	3,633.95	1,024.25
A7A00834	7,322.09	1,662.18
A8600420	11,950.12	5,277.94
A8500594	3,840.72	1,319.03
A6C00304	4,165.53	919.13
A6900678	4,305.71	958.12
A5B00182	3,608.67	864.57
A5501229	3,248.10	1,079.94
A4A00423	2,525.21	1,124.19
A4B00504	5,554.00	1,293.69
A4300119	506.09	1,000.36
A3B00107	4,911.93	1,387.42
A7A01097	3,672.50	709.09
A7302582	13,359.30	3,830.05
A3700289	349.27	819.69
A5C00317	4,186.30	1,102.76
A4200046	53.32	832.52
A6C00809	4,106.74	912.90

6 of 14

RESORT FUNDING PRINCIPAL BALANCES AS OF MAY 31, 2010

	CUSTOMER
	PRINCIPAL
CONTRACT	BALANCE	RESERVE
A5600711	2,736.36	839.79
A5A00950	3,087.64	750.18
A4300440	1,546.24	1,138.46
A7900188	5,341.24	870.92
A5B00674	4,419.16	1,171.55
A3C00991	3,422.08	1,032.15
A7B00274	7,133.03	1,243.05
A4900881	1,828.26	812.45
A6701561	3,879.93	822.54
A2500262	4,531.89	1,947.66
A7200489	4,524.26	1,119.43
A7800001	7,796.30	2,280.78
A6B00559	2,566.57	521.79
A6B00561	406.84	41.15
A5100695	8,358.88	1,621.37
A2C01007	5,276.84	1,991.49
A4B00553	5,959.52	1,209.38
A5500978	2,240.37	1,132.39
A5501237	3,401.30	1,079.94
A6900280	7,908.79	1,645.77
A3800480	207.30	722.26
A5C00386	4,421.33	1,164.76
A4900202	2,223.86	1,133.34
A4C00318	9,924.00	1,950.59
A5801142	3,330.75	910.41
A6400216	7,042.64	2,195.87
A3700532	5,176.42	1,649.00
A6701560	8,317.69	1,763.34
A0110235	729.73	1,086.54
A8100252	28,274.71	9,784.97
A3800173	6,346.24	2,014.07
A4A01008	2,530.57	1,124.19
A8100443	4,188.02	1,071.15
A6700204	4,393.40	1,273.79
A7501666	10,480.17	2,600.93
A6900042	—	1,678.72
A3600277	166.41	1,142.60
A4100330	1,078.66	974.90
A4C00311	8,301.15	1,693.44
A4100232	870.72	895.80
A7302667	16,773.87	3,655.46
A8300696	4,324.92	580.05
A3C00024	—	895.80
A6302640	6,987.11	2,233.23
A3C00042	702.54	1,007.08
A5700254	2,693.36	759.19
A4200051	662.33	895.80
A2B00194	4,758.72	1,731.48
A3C00297	870.72	895.80
A6500731	7,632.46	1,687.73
A2601482	4,666.95	1,947.66

7 of 14

RESORT FUNDING PRINCIPAL BALANCES AS OF MAY 31, 2010

	CUSTOMER
	PRINCIPAL
CONTRACT	BALANCE	RESERVE
A5701275	6,058.34	1,707.51
A3A00133	606.33	1,067.98
A6A01725	4,312.11	881.39
A7901020	271.56	7.86
A5300194	2,411.55	829.78
A7700914	7,933.68	2,337.72
A2400456	4,188.98	1,864.89
A6304450	3,998.22	917.35
A3800605	493.29	1,151.97
A3900450	671.68	1,108.04
A5100419	1,559.30	798.72
A6601056	3,093.87	835.56
A5100316	2,266.96	860.20
A6B00950	8,744.44	1,877.25
A6600433	2,877.41	722.33
A4400138	2,282.76	1,961.61
A4100183	7,372.61	2,014.07
A6501075	434.73	1,203.49
A3600909	4,472.94	1,532.74
A5100023	1,962.19	860.20
A5400519	3,282.37	1,088.59
A7601137	12,730.72	3,710.16
A2701157	4,842.58	1,947.66
A4400348	10,133.84	2,144.84
A6C00259	7,385.40	1,722.19
A3900456	5,744.38	1,869.88
A7700315	10,450.69	1,901.24
A6C00648	5,044.63	1,770.67
A8200322	5,434.47	1,281.76
A2C00853	3,959.30	1,767.01
A4400357	4,469.37	1,123.62
A7700538	6,608.80	1,443.70
A7C01199	3,845.31	749.05
A7401213	10,185.19	2,991.42
A5700268	2,060.49	275.82
A5800567	8,971.39	3,333.45
A3600316	3,839.53	1,301.48
A3800543	362.31	845.29
A3900457	4,615.02	1,535.89
A4200419	1,103.40	895.80
A5200275	4,790.34	963.41
A6100467	2,956.61	786.97
A8600433	7,497.46	3,664.12
A4C00659	2,073.91	787.12
A3C00880	1,428.37	1,328.37
A3800537	199.77	845.29
A3700424	6,291.82	1,942.91
A4600571	6,557.23	1,765.80
A3800589	3,882.31	1,345.65
A5601014	3,683.36	1,038.44
A7C01198	5,701.50	1,425.05

8 of 14

RESORT FUNDING PRINCIPAL BALANCES AS OF MAY 31, 2010

	CUSTOMER
	PRINCIPAL
CONTRACT	BALANCE	RESERVE
A6100421	5,355.88	1,391.39
A5400692	5,638.09	1,814.74
A3600259	122.04	837.14
A5801145	6,175.73	2,294.71
A6700580	10,758.89	3,241.21
A2B00714	4,784.88	1,892.63
A8300512	5,802.79	1,739.43
A8200567	7,648.81	2,286.94
A5C01113	4,391.99	1,157.39
A4800944	5,212.14	1,166.93
A5500232	2,227.58	839.79
A4700334	6,286.45	1,633.96
A7900661	7,188.12	2,078.22
A7C01649	3,043.26	740.95
A5700955	2,683.02	797.50
A8400976	23,500.05	7,609.15
A4800959	1,242.58	881.32
A5300857	6,656.35	1,416.24
A3700561	418.79	832.52
A3900544	548.89	832.52
A4400413	1,313.04	895.80
A5100342	2,054.59	956.56
A5C00055	6,466.38	2,190.29
A4500777	1,007.78	776.38
A4400038	999.27	809.44
A3500864	6,262.52	1,991.58
A6100461	4,186.30	1,067.55
A7900303	12,330.55	3,547.28
A8300913	614.99	1,003.61
A2701411	3,350.23	1,598.85
A5701270	11,337.98	4,300.37
A5700273	2,826.14	771.80
A4900051	2,768.05	1,385.37
A4B00340	1,922.21	805.91
A5800564	6,043.89	1,562.85
A2701156	3,459.02	1,390.94
A4100686	1,181.21	1,146.47
A8400263	5,893.33	1,856.18
A7101100	11,683.05	2,538.34
A2401881	3,124.37	1,390.94
A7301831	6,152.79	1,293.63
A5700971	1,377.48	559.06
A3600090	118.22	813.03
A7302130	5,990.09	1,319.82
A4400714	8,061.28	1,813.76
A5A00953	11,459.34	4,104.75
A5501028	5,908.59	1,139.91
A6600432	3,733.46	855.03
A6901416	3,899.52	811.44
A6801058	3,952.98	805.92
A5800265	2,592.86	742.62

9 of 14

RESORT FUNDING PRINCIPAL BALANCES AS OF MAY 31, 2010

	CUSTOMER
	PRINCIPAL
CONTRACT	BALANCE	RESERVE
A5900258	6,406.98	2,249.50
A2701414	3,553.43	1,764.21
A6900271	4,313.75	943.07
A8300917	6,364.45	1,917.87
A5100477	2,013.71	860.20
A6501251	4,698.63	1,180.06
A6302600	4,201.85	1,096.19
A6701564	7,495.89	1,652.28
A3B00149	8,632.46	1,995.28
A4400746	1,329.29	895.80
A3300365	5,649.13	1,920.42
A3700271	576.87	819.69
A5600710	3,126.99	959.90
A4400409	1,708.93	1,151.97
A7A00001	8,280.15	2,639.90
A2201304	3,120.68	1,947.66
A4400140	1,092.05	962.95
A4A01318	2,660.55	1,124.19
A4A00519	2,881.13	2,144.55
A4900038	2,571.02	1,259.32
A5501251	7,650.72	1,386.16
A6801951	9,039.53	1,880.91
A4300586	4,937.35	1,144.86
A5A00647	194.40	350.60
A3600134	10,048.75	3,130.04
A6501575	4,399.62	1,080.11
A3800601	508.51	895.80
A5C00325	7,135.94	2,473.68
A7501070	4,760.40	1,069.16
A8300506	4,372.52	1,308.12
A4100226	848.09	871.09
A4A00042	3,818.25	1,777.29
A6800092	1,116.38	186.12
A6801925	3,880.01	822.54
A6B00063	10,334.75	2,998.66
A8400671	5,364.96	2,170.17
A4800965	1,629.76	881.32
A7B00313	6,601.74	1,545.29
A4C00304	2,298.61	919.41
A4A00032	3,016.06	1,411.48
A7C01013	7,197.37	1,796.51
A7C00160	7,946.94	2,142.17
A6304766	2,044.76	303.42
A3500855	2,627.35	2,283.53
A4700490	1,337.97	888.52
A6801575	2,915.96	658.67
A4900482	1,938.20	1,056.33
A6304591	3,577.06	802.57
A7A00559	8,699.50	2,737.56
A8100255	6,906.82	2,459.24
A8300442	6,187.89	1,856.28

10 of 14

RESORT FUNDING PRINCIPAL BALANCES AS OF MAY 31, 2010

CONTRACT	CUSTOMER PRINCIPAL BALANCE	RESERVE
A8400718	3,140.05	1,149.54
A6A01814	9,220.75	1,867.97
A3A00652	462.17	1,931.24
A4A01305	5,631.87	1,137.34
A2300468	3,888.07	1,808.48
A4200413	799.76	948.08
A8600267	5,821.20	2,557.97
A5800566	14,767.56	5,486.48
A5900461	2,418.05	671.93
A6400737	7,042.64	2,195.87
A6601051	5,331.02	1,220.09
A4900139	8,792.60	2,073.03
A5400521	1,546.47	823.04
A6400575	3,179.17	730.75
A3B00428	6,548.54	1,870.14
A6700584	9,742.12	2,065.68
A8200188	8,317.97	2,550.45
A8200605	9,235.11	2,807.33
A7701356	4,080.42	985.98
A8500462	9,220.79	2,989.40
A6302377	6,999.34	1,566.23
A6400745	4,599.67	1,006.63
A8600441	8,798.18	4,991.16
A6C00646	5,750.78	1,248.42
A4100710	551.48	608.13
A5300026	3,161.66	1,097.34
A5B00563	348.58	85.85
A5100363	4,616.01	1,117.80
A7C01197	3,605.12	886.05
A4900207	969.55	831.62
A4400137	6,640.62	1,634.50
A6501073	2,834.00	688.17
A4600316	1,426.57	1,197.53
A3800593	7,018.81	1,931.24
A3700370	—	1,680.46
A5701248	4,910.21	1,277.63
A3500494	4,920.53	1,564.62
A2700827	5,409.79	2,213.45
A6800087	8,158.91	1,763.34
A8400394	7,396.61	2,404.97
A7A00833	17,186.98	3,955.25
A3C00180	8,689.85	2,455.56
A3A00490	1,043.00	1,121.21
A3A00254	5,690.45	1,673.76
A2400482	4,373.95	1,947.66
A3700375	3,911.62	1,331.58
A2501373	4,527.56	1,947.66
A6500077	9,938.88	3,074.77
A8500851	4,077.70	1,919.90
A2701551	3,459.02	1,390.94
A3400617	4,476.63	1,488.27

11 of 14

RESORT FUNDING PRINCIPAL BALANCES AS OF MAY 31, 2010

CONTRACT	CUSTOMER PRINCIPAL BALANCE	RESERVE
A4100103	4,055.67	1,183.38
A4900649	673.86	1,047.58
A5800105	3,744.24	991.95
A5801146	3,747.72	1,024.25
A5B00678	6,714.89	1,884.81
A6200552	3,944.06	929.12
A7100502	8,786.77	1,907.29
A7200736	7,116.77	2,165.78
A7401363	8,483.22	2,458.24
A6B00096	6,260.20	1,362.72
A3900476	352.10	832.52
A0120732	1,065.66	1,001.58
A4900625	2,131.57	1,007.36
A7700911	8,576.40	2,509.00
A7A01098	8,736.00	2,724.78
A3600313	2,977.76	2,608.06
A6600472	4,490.03	1,053.58
A6400752	7,156.58	1,605.79
A7400882	7,264.66	1,633.52
A6304585	3,498.48	802.57
A3800538	471.76	1,101.46
A4300259	1,739.24	1,280.02
A2300298	2,719.56	1,308.26
A6B01336	4,019.31	885.39
A7501664	9,363.57	2,106.44
A6801580	18,040.82	3,699.28
A8300343	6,446.33	1,440.20
A5400095	8,895.25	1,732.49
A4300323	7,854.35	2,271.64
A5200006	2,266.96	860.20
A6100455	4,278.32	1,092.54
A6801175	7,762.77	668.39
A4400354	10,105.39	2,144.84
A5100345	5,796.45	1,127.58
A2900331	3,024.88	1,197.59
A7A01101	4,934.21	1,109.20
A4100683	831.84	858.05
A5200276	3,116.62	1,110.21
A8400520	6,721.65	2,185.31
A5A00393	331.52	72.03
A6500063	3,577.06	917.72
A7800389	8,771.99	1,896.53
A8600432	6,392.61	2,719.97
A5600886	10,252.69	3,241.09
A5100709	14,262.01	2,888.80
A5700569	1,141.96	427.88
A4300324	4,115.94	1,263.17
A6400800	7,921.34	668.07
A3A00761	10,807.51	3,146.86
A4800945	12,184.68	2,507.76
A3B00360	9,026.07	2,589.68

12 of 14

RESORT FUNDING PRINCIPAL BALANCES AS OF MAY 31, 2010

CONTRACT	CUSTOMER PRINCIPAL BALANCE	RESERVE
A8100729	4,080.49	1,044.92
A7900304	2,895.67	635.07
A5A00004	3,235.51	828.16
A5200528	2,724.36	853.32
A4C00319	5,371.19	1,120.80
A8200815	2,978.50	1,193.63
A4400408	5,134.02	1,703.16
A5C00319	4,328.59	1,169.06
A5200167	1,268.94	484.03
A5500233	6,440.58	2,753.79
A2201302	3,391.86	1,808.48
A5100111	9,961.21	2,023.34
A3600366	337.52	1,142.60
A5B00403	3,401.23	804.42
A8200420	7,060.24	2,105.97
A3800013	358.30	1,310.50
A3500862	159.06	1,092.50
A4800530	1,761.19	881.32
A7601917	6,660.75	1,486.18
A5400674	3,282.37	1,088.59
A4B00239	2,625.34	1,182.76
A6200317	953.38	186.84
A0090760	281.16	1,263.54
A3700645	1,439.75	895.80
A4400205	1,234.40	832.52
A3500437	6,709.90	2,133.90
A4600388	760.45	732.11
A5100696	1,317.29	921.75
A6101284	3,337.79	809.23
A5801252	3,001.76	796.49
A6301104	6,780.09	2,179.25
A4601441	1,166.21	989.97
A6A01815	5,463.39	1,116.53
A5800258	3,191.32	871.78
A6A02639	5,899.98	1,392.60
A7501072	7,928.49	2,280.45
A4700493	1,537.93	825.76
A5700990	1,849.81	521.52
A3B00436	7,018.88	2,014.07
A3301246	3,041.23	979.41
A3A00325	585.52	831.78
A6B00060	5,852.50	1,175.32
A7C01492	11,972.09	3,025.65
A4700091	303.60	888.52
A2500323	4,373.95	1,947.66
A3A00632	966.20	1,151.97
A5501027	8,570.31	1,566.87
A6500706	16,941.88	5,335.83
A3700296	331.14	1,151.97
A7100950	2,202.17	550.26
A3500439	4,573.79	1,537.85

13 of 14

RESORT FUNDING PRINCIPAL BALANCES AS OF MAY 31, 2010

CONTRACT	CUSTOMER PRINCIPAL BALANCE	RESERVE
A5A00230	2,866.12	711.90
A6B00462	5,589.83	1,916.38
A3800486	548,92	1,280.02
A4400073	1,129.80	831.78
A4900200	1,732.91	819.06
A8100073	11,604.56	4,074.81
A7B00063	11,830.53	2,746.97
A6C00410	5,952.24	1,313.34
A3B00435	10,521.23	3,021.46
A3400875	5,754.10	1,865.91
A6B00268	10,930.30	2,233.70
A3700669	625.78	2,176.57
A6304764	3,498.48	782.80
A7100670	7,693.26	2,271.94
A6801950	6,336.09	1,421.96
A2300289	6,020.57	2,782.66
A4B00354	1,952.45	818.26
A5300197	11,058.28	2,014.18
A6304035	6,097.07	1,439.64
A7400295	7,676.80	2,214.97
A6600467	8,595.21	1,891.52
A7A00299	15,276.99	3,462.69
A4A00516	2,483.52	2,689.50
A5900550	3,001.76	773.27
A4700192	29,666.51	4,884.90
A4700184	23,733.96	4,433.93
A4700187	19,025.90	3,647.09
A4700188	19,246.66	3,652.20
A4700191	25,387.00	3,898.77
A4900148	5,072.43	1,264.51

14 of 14

M I BANK COLLATERAL
May 31, 2010

CONTRACT NUMBER	CURRENT BALANCE
04135006087	3636
04135006763	5247.5
04135007454	2500
04135007770	836.4
04135008406	510

EXHIBIT A-5
Pre-Petition Ineligible Receivables
(Attached)

Pre-Petition Ineligible Receivables
Attached hereto.

PREMIERE DEVELOPMENT INCORPORATED
CUSTOMER NOTES RECEIVABLE
PRE-PETITION INELIGIBLE RECEIVABLES

						ORIGINAL
CONTRACT		INTEREST	PAYMENT	CURRENT	CONTRACT	LOAN	ORIGINAL
NUMBER	NAME	RATE	AMOUNT	BALANCE	DATE	AMOUNT	TERM
4130301313	CABALLEHO, JOSE MIGUEL	15.9	115.77	1508.52	1/8/1999	5845	84
4130039505	DUNN, IMA C	17.9	120.73	1791.74	12/22/2000	5780	84
4130039751	SANTISTEVAN, RICHARD R	18.9	134.75	1489.24	1/24/2001	7781.39	120
4130700287	SCOTT, MICHAEL S.	17.9	126.28	168.45	5/4/2002	6025	84
4130700356	CHERWIN, JOHN T.	17.9	131.94	2282.98	5/19/2002	6295	84
4131500837	MICHAELS, WENDY M.	16.9	231.36	7909.89	8/16/2002	13360.29	120
4130401102	CRANDALL, KEVIN	15.9	133.73	41.27	9/11/2002	6751.92	84
4130045155	LOWTHER, KEVIN J.	17.9	162.23	1722.33	9/28/2002	7740	84
4130701489	HARRIS, JANIE	16.9	164.97	2979.36	1/18/2003	8095	84
4130701581	BUSH, DEBRA S.	16.9	137.45	3333.99	2/7/2003	6745	84
4130701890	VALLE, ERNEST	17.9	131.94	325.65	3/25/2003	6295	84
4131501328	DEMILLS. DAPHNE C.	16.9	342.84	12201.36	4/18/2003	19798.43	120
4130600214	CLARK, ALBERT C.	16.9	234.09	6246.46	6/2/2003	11487.02	84
4131501441	RICCOBONO, SALVATORE J.	16.9	163.07	358.62	6/21/2003	8002.07	84
4130702528	COLEMAN, KENNETH	16.9	137.45	743.23	6/24/2003	6745	84
4130047368	COLDIRON, LAURA L.	17.9	124.5	1228.71	7/14/2003	5940	84
4130703047	WILLIAMS, MARK C.	17.9	169.67	2379.84	9/13/2003	8095	84
4130304873	ALAIMO JR., LOUIS	13.9	239.34	10957.97	11/20/2003	15474.03	120
4130049247	UPTHEGROVE, BRIAN	17.9	124.5	3532.69	4/5/2004	5940	84
4130305083	MEZA, JESUS	16.9	150.81	5745.28	4/9/2004	8708.7	120
4130511126	TAYLOR, LYNNE	17.9	72.62	1134.56	5/15/2004	3622.23	60
4130049885	PRICE, EARL L.	17.9	122.51	2648.84	6/15/2004	5845	84
4131502291	BARKER, RICHARD D.	16.9	270.07	8405.21	8/24/2004	13252.72	84
4130600632	RIVERA, MARIA CELYNNE	16.9	140.27	6003.15	11/7/2004	8100	120
4131502407	SHAFIR, TALIA B.	16.9	175.26	6263.27	11/15/2004	10120.99	120
4130051968	BRYAN, JENNIFER M.	17.9	131.94	3223.54	3/13/2005	6295	84
4135000364	BEGAYE, MARY	17.9	131.21	4820.2	3/15/2005	6260	84
4130052074	COLSON, DARICK A.	17.9	126.28	3800.12	3/27/2005	6025	84
4131502612	DANIELS, ALICE I.	16.9	141.47	6898.99	3/31/2005	8169.25	120
4130052134	BRATSPIR, LEONARD	17.9	137.6	5058.91	4/2/2005	6565	84
4130052330	KEEGAN, NICOLE	17.9	263.99	7265.62	4/28/2005	12595	84
4135000534	SAFRO, PAIGE	16.9	308.45	13900.02	5/15/2005	17812.05	120
4130052157	CARR, ADRIENNE	17.9	167.68	4318.82	5/28/2005	8000	84
4130052746	HAWKINS, JANICE Y.	17.9	245.12	7088.62	6/26/2005	11695	84
4130601065	GABEL, SID H.	17.9	171.96	4088.05	7/29/2005	8205	84
4130601182	TAPIA, JUAN CARLOS	17.9	139.88	2404.12	11/6/2005	5520	60
4130053750	SALIMU-MOORE, AISHA M.	17.9	131.94	5371.45	11/12/2005	6295	84
4135001039	SEXTON, VICKIE RAE	17.9	169.67	6801.23	1/18/2006	8095	84
4130601286	GUEL HERNANDEZ, MARIO	17.9	132.47	5762.66	3/18/2006	6320	84
4130054636	AKERS, CHERRY	17.9	161.5	9110.65	3/25/2006	8995	120
4135001229	WAGONER, RANDALL S.	17.9	131.94	4147.27	4/2/2006	6295	84
4130055086	HUNT, PORTIA	17.9	131.94	5492.38	5/7/2006	6295	84
4130601349	ROBLES. MARTIN A.	17.9	132.47	5236.5	5/27/2006	6320	84
4130104041	FIELDS, REBECCA J.	17.9	169.67	4961.8	7/16/2006	8095	84
4130601475	BUELNA SANDOVAL, JOSE RAMON	17.9	201.7	5109.33	8/22/2006	7960	60
4130601483	ESTRADA GOMEZ, OSCAR	17.9	174.39	6982.43	8/26/2006	8320	84
4135004226	GARCIA, ANTONIO	17.9	139.87	3278.79	12/26/2006	5520	60
4135004247	PETITT, AARON	17.9	207.39	6352.52	12/27/2006	9895	84
4135004417	KAUFMANN, KENNETH	17.9	131.94	4408.3	1/13/2007	6295	84
4135004926	DAVENPORT, JOY L.	17.9	131.94	4620.91	2/25/2007	6295	84
4135005111	HESSELBEIN, MICHAEL C.	17.9	169.67	5465.05	3/17/2007	8095	84
4135005645	MOSHOS, DEBBIE	17.9	263.98	9729.52	4/29/2007	12595	84
4135005715	DIFFIE, MARGARET	17.9	130.16	4114.94	5/5/2007	6210	84
4135006170	CORTES, CARLOS E.	17.9	169.67	6765.96	6/18/2007	8095	84
4135006663	JOHNSON, WILBUR	17.9	197.97	8748.21	8/6/2007	9445.5	84
4135007486	DIETZMAN, DIANA R.	17.9	88.69	2202.04	10/21/2007	3500	60
4135007933	PENCE, MICHAEL J.	17.9	191.23	9945.33	12/3/2007	10651.16	120
4135008233	CORRAL, MARIA-ELENA	17.9	141.37	6164.36	1/13/2008	6745	84
4135008378	SWANSON, RICK	17.9	273.52	8654	1/29/2008	10794.4	60
4135008398	BANTING, HYGINIE	17.9	197.97	8848.94	2/1/2008	9445.5	84
4135008409	NORWOOD, MELINDA C.	17.9	169.58	8777.74	2/3/2008	9445	120
4135008588	ENGEL, ANDRENA MICHELLE	17.9	207.39	8980.68	2/24/2008	9895	84
4135008661	SANDERS, CAROL	17.9	96.31	3997.35	3/7/2008	4595	84
4135008688	SAENZ, TAWNY	9.8	192.94	8886.68	3/7/2008	11695	84
4135006714	ASHCRAFT, GREGORY A.	17.9	197.97	8684.38	3/9/2008	9445.5	84
4135008961	SKIBA, THOMAS S.	17.9	339.45	13508.69	4/5/2008	16195.5	84
4135009170	DALY, KIMBERLY MAY	17.9	150.8	5828.54	4/27/2008	7195	84
4135009394	GOLDMAN, CHRISTOPHER L	17.9	377.16	14204.59	5/23/2008	17995	84
4135009547	MCMAHON, PATRICK J.	17.9	113.18	4809.74	6/9/2008	5400	84
4135009593	JACKSON, ISOM	17.9	150.81	7195.5	6/15/2008	7195.5	84
4135009789	AMOS, KRISTINA	17.9	150.91	6481.46	7/8/2008	7200	84
4135009864	BREINER, LARRY	17.9	150.8	5870.25	7/17/2008	7195	84
4135010246	LOFTIS, MARLON T.	17.9	90.26	1049.6	8/30/2008	2500	36
4135010457	NEYMEYER. GREGORY S.	0	175.43	10876.7	9/25/2008	14736.16	84
4135010492	GINGRAS, EDWARD T.	17.9	210.37	10174.75	9/29/2008	11717	120
4135010625	HUNT, JOHN D.	17.9	146.71	6658.54	10/15/2008	7000	84
4135010816	RAPHAEL, ERIK A.	17.9	150.8	6889.32	11/9/2008	7195	84
4135011257	LEHMER. BARBARA G.	17.9	93.75	2932.68	1/6/2009	3700	60

				437351.58

LOS ABRIGADOS PARTNERS LIMITED PARTNERSHIP
CUSTOMER NOTES RECEIVABLE
PRE-PETITION INELIGIBLE RECEIVABLES

CONTRACT		INTEREST	PAYMENT	CURRENT	CONTRACT	ORIGINAL	ORIGINAL
NUMBER	NAME	RATE	AMOUNT	BALANCE	DATE	LOAN AMOUNT	TERM
4100244193	SUMMAR, JAMES E	11.9	173.48	1975.39	8/9/1994	9856.98	84

EXHIBIT A-6
Unsold Timeshare Interests
(Attached)

EXHIIBIT A-6
Unsold Timeshare Interests
Seller’s interests in the unsold Timeshare Interests as of August 26, 2010 consisting of approximately:
2,007.5 Copper Memberships (consisting of 1,976 odd year and 2,039 even year use)
3,657.51 Silver Memberships (consisting of 3,727 odd year and 3,588 even year use)
2,053.51 Gold Memberships (consisting of 2,041 odd year and 2,066 even year use)
91 Platinum Memberships (consisting of 91 odd year and 91 even year use)

[1]	Memberships assume ADRE approval of Fourteenth Annexation (adding 71.5 Silver Memberships) and Seventh Deannexation (removing 71.5 Gold Memberships) which is currently pending.
Exhibit A-6

EXHIBIT A-7
Real Property and Leases
(Attached)

Real Property and Leases
Any of Sellers’ interest in the following Real Property as described more fully in the attached legal descriptions:
•	120 Portal Lane, Sedona, Arizona
•	Portion of 133 Portal Lane, Sedona, Arizona
•	Excepted areas of Los Abrigados Resort & Spa, 160 Portal Lane, Sedona, Arizona
•	81 Short Road, Gila County, Arizona
•	Small tracts (Kohl’s Ranch), Gila County, Arizona
Any of Sellers’ interest in any other Real Property, except as specifically excluded in Section 2.2 of the Agreement.
Lease with Option to Purchase by and between ILX Resorts Incorporated and Indian Wells Partners for lease of property at 91 Portal Lane, Sedona, Arizona.

120 PORTAL LANE
SEDONA, ARIZONA 86336
LEGAL DESCRIPTION
PARCEL NO. 1:
A tract of land in HART’S VILLAGE SUBDIVISION, Sedona, Coconino County, Arizona according to Book 2 of Maps, page 54, records of Coconino County, Arizona, described as follows:
COMMENCING at the Southeast corner of Lot 4, Block 2, HART’S VILLAGE SUBDIVISION, the plat of which is recorded in Book 2, page 54, records of Coconino County, Arizona, then along the South line of said Lot 4, South 89° 17’ West, a distance of 161,96 feet to the POINT OF BEGINNING for this description;
thence continuing along said South lot line and its Westerly extension, South 89° 17’ West, a distance of 24.54 feet;
thence North 00° 34’ West, a distance of 4.90 feet;
thence South 89° 25’ West, a distance of 98.79 feet;
thence North 01° 11’ 37” West, a distance of 105.25 feet to the centerline for a private roadway, as described in instrument recorded in Docket 398, page 164, records of Coconino County, Arizona;
thence along said centerline from a tangent that bears South, 85° 48’ 18” East, along a curve to the left with a radius of 37.50 feet, through an angle of 06° 06’ 42”, a distance of 4.00 feet;
thence continuing along said centerline, North 88° 05’ East, a distance of 120.24 feet;
thence South 00° 43’ East, a distance of 112.73 feet to the POINT OF BEGINNING.
EXCEPTING AND RESERVING unto the United State pursuant to the provisions of Act of August 1, 1946 (60 Stat. 755), all uranium, thorium, or any other material which is or may be determined to be peculiarly essential to the production of fissionable materials whether or not of commercial value as set forth in Patent to said land.
PARCEL NO.2:
An easement for ingress and egress, as created by instrument recorded in Docket 1155, page 140, records of Coconino County, Arizona, over the following described property:
A parcel of land lying in Lot 4, Block 2, and abandoned Orchard Drive; HART’S VILLAGE SUBDIVISION, according to Book 2 of Maps, page 54, records of Coconino County, Arizona, in the Southeast quarter of Section 7, Township 17 North, Range 6 East, of the Gila and Salt River Base and Meridian, Coconino County, Arizona, described as follows:

BEGINNING at the Southwest corner of the Southeast quarter of the Southeast quarter of said Section 7;
thence North 01° 40’ 30” West (Basis of Bearing is a plat prepared by Leroy Gaberel which is a retracement of a portion of a plat prepared by Clyde Etter in June 1953), a distance of 206 feet;
thence North 88° 44’ 00” East; a distance of 72.87 feet;
thence South 06° 30’ 00” East, a distance of 2.94 feet;
thence North 89° 25’ 00” East, a distance of 184.10 feet;
thence South 00° 34’ 00” East, a distance of 4.90 feet;
thence North 89° 17’ 00” East, a distance of 24.54 feet;
thence North 00° 43’ 00” West, a distance of 113.56 feet to the TRUE POINT OF BEGINNING;
thence continuing North 00° 43’ 00” West, a distance of 12.5 feet;
thence North 88° 05’ 00” East, a distance of 5.43 feet;
thence South 66° 22’ 15” East, a distance of 28.98 feet;
thence North 88° 05’ 00” West, a distance of 31.84 feet to the TRUE POINT OF BEGINNING
PARCEL NO. 3:
An easement for ingress and egress, as created by instrument recorded in Docket 1155, page 147, records of Coconino County, Arizona, over the following described properties (a), (b) and (c), being in Lot 4, Block 2, and abandoned Orchard Drive, HART’S VILLAGE SUBDIVISION, according to Book 2 of Maps, page 54, records of Coconino County, Arizona:
(a) BEGINNING at the Southwest corner of the Southeast quarter of the Southeast quarter of Section 7, Township 17 North, Range 6 East, of the Gila and Salt River Base and Meridian, Coconino County, Arizona:
thence North 01° 40’ 30” West, (Basis of Bearing is a plat prepared Leroy Gaberel which is a retracement of a portion of a plat previously prepared by Clyde Etter in June 1953), a distance of 206.00 feet;
thence North 88° 44’ 00” East, a distance of 72.87 feet;
thence South 06° 30’ 00” East; a distance of 2.94 feet;
thence North 89° 25’ 00” East, a distance of 184.10 feet;
thence South 00° 34’ 00” East, a distance of 4.90 feet;

thence South 00° 49’ 18” East, a distance of 20.00 feet;
thence North 89° 17’ 00” East, a distance of 26.19 feet;
thence continuing North 89° 17’ 00” East, a distance of 16.07 feet to a point on the centerline of Los Abrigados Entry Road and the TRUE POINT OF BEGINNING;
thence along said centerline of said road, a distance of 16.00 feet each side of said centerline, North 09° 00’ 39” East, a distance of 17.50 feet to a point;
thence North 08° 30’ 49” East, a distance of 71.00 feet to a point on a curve;
thence Northeasterly along a curve to the right having a central angle of 40° 12’ 08” and a radius of 54.00 feet, along the arc of said curve, a distance of 38.03 feet;
thence North 42° 00’ 00” East along the centerline of Portal Drive, a distance of 60.00 feet more or less to the end of said easement.
EXCEPT that portion lying within the right-of-way for Soldier Wash Road, as dedicated on plat of said HART’S VILLAGE SUBDIVISION.
AND EXCEPT that portion lying outside the boundaries of that property described in instrument recorded in Docket 990, page 292, records of Coconino County, Arizona.
(b) BEGINNING at the Southwest corner of the Southeast quarter of the Southeast quarter of Section 7, Township 17 North, Range 6 East, of the Gila and Salt River Base and Meridian, Coconino County, Arizona;
thence North 01° 40’ 30” West (Basis of Bearing is a plat prepared by Leroy Gaberel which is a retracement of a portion of a plat prepared by Clyde Etter in June 1953), a distance of 206.00 feet;
thence North 88° 44’ 00” East, a distance of 72.87 feet;
thence South 06° 30’ 00” East, a distance of 2.94 feet;
thence North 89° 25’ 00” East a distance of 184.10 feet;
thence South 00° 34’ 00” East, a distance of 4.90 feet;
thence North 89° 17’ 00” East, a distance of 24.54 feet;
thence North 00° 43’ 00” West, a distance of 95.58 feet to the TRUE POINT OF BEGINNING;
thence continuing North 00° 43’ 00” West, a distance of 17.98 feet;
thence North 88° 05’ 00” East, a distance of 31.84 feet;

thence South 66° 22’ 15” East, a distance of 3.98 feet to a point on a curve;
thence Northeasterly along a curve to the left having a central angle of 55° 30’ 05” and a radius of 8.00 feet, along the arc of said curve a distance of 7.75 feet;
thence South 36° 46’ 38” East, a distance of 0.69 feet to a point on a curve;
thence Southwesterly along a curve to the left having a central angle of 35° 19’ 38” and a radius of 70.00 feet, along the arc of said curve, a distance of 43.16 feet;
thence North 84° 02’ 14” West, a distance of 0.73 feet;
thence North 08° 39’ 49” East, a distance of 8.63 feet;
thence North 66° 22’ 15” West, a distance of 21.65 feet to the TRUE POINT OF BEGINNING.
(c) BEGINNING at the Southwest corner of the Southeast quarter of the Southeast quarter of Section 7, Township 17 North, Range 6 East, of the Gila and Salt River Base and Meridian, Coconino County, Arizona;
thence North 01° 40’ 30” West (Basis of Bearing is a plat prepared by Leroy Gaberel which is a retracement of a portion of a plat prepared by Clyde Etter in June 1953), a distance of 206.00 feet;
thence North 88° 44’ 00” East, a distance of 72.87 feet;
thence South 06° 30’ 00” East, a distance of 2.94 feet;
thence North 89° 25’ 00” East, a distance of 184.10 feet;
thence South 00° 34’ 00” East, a distance of 4.90 feet;
thence North 89° 17’ 00” East, a distance of 24.54 feet to the TRUE POINT OF BEGINNING;
thence continuing North 00° 43’ 00” West, a distance of 34.80 feet;
thence North 89° 17’ 00” East, a distance of 7.05 feet to a point on a curve;
thence Northeasterly along a curve to the left having a central angle of 99° 13’ 22” and a radius of 3.00 feet, along the arc of said curve a distance of 5.19 feet;
thence South 08° 39’ 49” West, a distance of 38.27 feet;
thence South 89° 17’ 00” West, a distance of 5.10 feet.
PARCEL NO. 4:
An easement for water lines, as created by instrument recorded in Docket 411, page 706, records of Coconino County, Arizona, over a strip of land 10 feet wide in Lot 9, Block 1, HART’S VILLAGE

SUBDIVISION, according to Book 2 of Maps, page 54, records of Coconino County, Arizona, and bounded on the Southerly and Easterly sides by the following described line:
BEGINNING at a point on the Easterly line of said Lot 9, distant thereof South 12° 17’ East, a distance of 65.0 feet from the Northeasterly corner of said Lot 9;
thence South 67° 54’ West, a distance of 35.2 feet;
thence South 01° 26’ East, a distance of 37.0 feet to the Northerly line of a private road, as described in instrument recorded in Docket 398, page 164, records of Coconino County, Arizona.
PARCEL NO. 5:
An easement for ingress and egress, as created by instrument recorded in Docket 1155, page 175, records of Coconino County, Arizona, being in Lot 4, Block 2, HART’S VILLAGE SUBDIVISION, according to Book 2 of Maps, page 54, records of Coconino County, Arizona, over the following described property;
BEGINNING at the Southwest corner of the Southeast quarter of the Southeast quarter of Section 7, Township 17 North, Range 6 East, of the Gila and Salt River Base and Meridian, Coconino County, Arizona;
thence North 01° 40’ 30” West (Basis of Bearing is a plat prepared by Leroy Gaberel which is a retracement of a portion of a plat prepared by Clyde Etter in June 1953), a distance of 206.00 feet;
thence North 88° 44’ 00” East, a distance of 72.87 feet;
thence South 06° 30’ 00” East, a distance of 2.94 feet;
thence North 89° 25’ 00” East, a distance of 184.10 feet;
thence South 00° 34’ 00” East, a distance of 4.90 feet;
thence North 89° 17’ 00” East, a distance of 24.54 feet;
thence North 00° 43’00” West, a distance of 126.06 feet;
thence North 88° 05’ 00” East, a distance of 5.43 feet;
thence North 88° 05’ 00” East, a distance of 33.68 feet to the TRUE POINT OF BEGINNING;
thence North 70° 28’ 10” East, a distance of 11.40 feet;
thence continuing North 70° 28’ 10” East, a distance of 9.39 feet;
thence South 41° 21’ 00” East, a distance of 25.00 feet;
thence South 70° 28’ 10” West, a distance of 20.79 feet;

thence North 41° 21’ 00” West, a distance of 25.00 feet to the TRUE POINT OF BEGINNING.
EXCEPT that portion lying within the right-of-way for Soldier Wash Road, as dedicated on plat of said HART’S VILLAGE SUBDIVISION.
AND EXCEPT that portion lying outside the boundaries of that property described in instrument recorded in Docket 990, page 292, records of Coconino County, Arizona.
PARCEL NO. 6:
An easement for ingress, egress, water, gas, electric, telephone, cable TV, sewage lines, irrigation water and drainage as created by instrument recorded in Docket 1630, page 666, records of Coconino County, Arizona, over a portion of a private roadway for access, together with water, gas, electric, telephone, cable TV, sewage lines, irrigation water, drainage and any and all improvement which may be required by an public or private entity benefiting from this easement, being 12.50 feet wide and bounded on the South side by the following described line:
COMMENCING at the Southeast corner of Lot 4, HART’S VILLAGE SUBDIVISION, on the plat of which is recorded in Book 2, page 54, records of Coconino County, Arizona;
thence along the South line of said Lot 4, South 89° 17” West, a distance of 161.96 feet;
thence North 00° 43’ West, a distance of 112.73 feet to the centerline of said private roadway and POINT OF BEGINNING for said boundary line;
thence South 88° 05” West, a distance of 120.24 feet and along a curve to the right with a radius of 37.50 feet, through an angle of 06° 06’ 42”, a distance of 4.00 feet to the end of boundary line.
PARCEL NO. 7:
An easement for roadway and underground utilities, with provisions for irrigation waterway as recorded in Instrument No. 3012980, and described as follows:
A parcel of land situated in the HART’S VILLAGE SUBDIVISION according to the plat thereof recorded in Book 2, page 54, records of Coconino County, Arizona, and being located in Section 7, Township 17 North, Range 6 East, of the Gila and Salt River Base and Meridian, Coconino County, Arizona, said parcel being more particularly described as follows:
COMMENCING at a drill hole in concrete marking the Southeast corner of Lot 4, Block 2 of said HART’S VILLAGE SUBDIVISION;
thence North 41° 22’ 21” West, a distance of 159.50 feet along the Easterly line of said Lot 4 to a drill hole in top of concrete box culvert marking the POINT OF BEGINNING;
thence North 41° 22’ 21” West, a distance of 15.43 feet along the Easterly line of said Lot 4 to a 1/2 inch rebar with plastic cap stamped “LS 14184”;

thence South 58° 02’ 24” West, a distance of 9.81 feet to a concrete nail and brass tag stamped “LS 14184” set in top of sandstone wall;
thence South 88° 40’ 24” West, a distance of 124.20 feet to a 3/4 inch O.D. iron pipe with no identification;
thence South 88° 40’ 24” West, a distance of 23.76 feet to a point of curvature;
thence Northwesterly along a tangent curve to the right and concave to the Northeast having a radius of 25.00 feet and central angle of 60° 00’ 00” an arc distance of 26.18 feet to a point of reversed curvature;
thence along a tangent curve to the left and concave to the East having a radius of 25.00 feet and central angle of 240° 00’ 00” an arc distance of 104.72 feet to a point of tangency;
thence North 88° 40’ 24” East, a distance of 208.36 feet;
thence North 58° 02’ 24” East, a distance of 12.84 feet to said Easterly line of Lot 4;
thence North 41° 22’ 21” West, a distance of 15.21 feet to the POINT OF BEGINNING.
The basis of bearings for this description is North 89° 51’ 39” East, along the North line of the Northeast quarter of Section 18, Township 17 North, Range 6 East.
EXCEPTING any portion lying within Parcel NO. 1 above.

81 SHORT ROAD
PAYSON, ARIZONA 85541
LEGAL DESCRIPTION
Lot 81 of KOHL’S TONTO CREEK RANCH PLAT TWO, according to the plat of record in the office of the County Recorder of Gila County, Arizona, recorded in Map 139.

133 PORTAL LANE
SEDONA, ARIZONA 86336
LEGAL DESCRIPTION
PARCEL NO. 1:
A parcel of land being a portion of Lots 1 and 10 of Block I and a portion of FOREST DRIVE AND ORCHARD DRIVE, all in the HART’S VILLAGE SUBDIVISION according to the plat thereof recorded in Book 2 of Maps, page 54, records of Coconino County, Arizona, and being located in the Southeast quarter of Section 7, Township 17 North, Range 6 East of the Gila and Salt River Base and Meridian, Coconino County, Arizona, said parcel being more particularly described as follows:
COMMENCING at the Southeast corner of said Section 7 as marked by a B.L.M. brass capped pipe and from which the South quarter corner of said Section 7, as marked by a B.L.M. brass capped pipe, lies South 89°51’39” West (basis of bearing for this description) a distance of 2,634.18 feet; thence South 89°51’39” West, a distance of 1,317.09 feet to the Southwest corner of the Southeast quarter of the Southeast quarter of said Section 7; thence North 01°07’57” West (North 01°04’02” West rec.) a distance of 158.89 feet to a 1/2” re-bar with plastic cap stamped “LS 14184” found at the POINT OF BEGINNING; thence North 00°43’14” West (North 01°04’02” West rec.) a distance of 29.90 (30.00 rec.) feet to a PK nail with no identification found in a masonry wall; thence North 89°22’46” East (North 89°16’39” East rec.) a distance of 74.22 (74.33 rec.) feet to a 1/2” re-bar with brass tag stamped “LS 14184” (found); thence South 02°05’16” West (South 05°45’06” East rec.) a distance of 3.00 feet to a 1” O.D. pipe (found); thence South 89°54’50” East (South 89°25’ East rec.) a distance of 182.85 feet to a 3/4” O.D. pipe (found); thence South 00°04’39” East (South 00°34’ East rec.) a distance of 57.10 feet to 1/2” re-bar with plastic cap stamped “LS 14184” (found); thence North 89°50’09” West (North 89°22’ West rec.) a distance of 176.78 feet to a concrete nail with brass tag stamped “LS 14184” (found); thence South 89°15’05” West (South 86°16’39” West rec.) a distance of 15.51 (15.50 rec.) feet to a concrete nail with brass tag stamped “LS 14184” (found); thence North 02°28’30” East (North 02°32’25” East rec.) a distance of 23.87 (23.84 rec.) feet to a 1/2” re-bar with plastic cap stamped “LS 14184” (found); thence North 85°10’31” West (North 85°17’25” West rec.) a distance of 65.64 (65.58 rec.) feet to the POINT OF BEGINNING.
PARCEL NO. 2:
An easement for ingress and egress over Parcel No. 1 and over a parcel of land being a portion of the HART’S VILLAGE SUBDIVISION according to the plat thereof recorded in Book 2 of Maps, page 54, records of Coconino County

Arizona, and being located in the Southeast quarter of Section 7, Township 17 North, Range 6 East of the Gila and Salt River Base and Meridian, Coconino County, Arizona, said parcel being more particularly described as follows:
COMMENCING at the Southeast corner of said Section 7 as marked by a B.L.M. brass capped piep and from which the South quarter corner of said Section, as marked by a B.L.M. brass capped pipe, lies South 89°51’39” West (basis of bearing for this description) a distance of 2,634.18 feet; thence South 89°51’39” West, a distance of 1,317.09 feet to the Southwest corner of the Southeast quarter of the Southeast quarter of said Section 7; thence North 01°07’57” West (North 01°04’02” West rec.) a distance of 158.89 feet to a 1/2” re-bar with plastic cap stamped “LS 14184” (found); thence South 85°10’31” East (South 85°17’23” East rec.) a distance of 65.64 (65.58 rec.) feet to a 1/2” re-bar with plastic cap stamped “LS 14184” (found); thence South 02°28’30” West (South 02°32’25” West rec.) a distance of 23.87 (23.84 rec.) feet to a concrete nail with brass tag stamped “LS 14184” (found); thence North 89°15’05” East (North 89°16’39” West rec.) a distance of 15.51 (15.50 rec.) feet to a concrete nail with brass tag stamped “LS 14184” (found); thence South 89°50’09” East (South 89°48’35” East rec.) a distance of 176.78 (176.73 rec.) feet to a 1/2” re-bar with plastic cap stamped “LS 14184” (found); thence North 00°04’39” West (North 00°11’34” West rec.) a distance of 35.32 feet to the POINT OF BEGINNING; thence North 00°04’39” West (North 00°11’34” West rec.) a distance of 16.74 feet; thence North 89°51’39” East, a distance of 32.95 feet; thence North 08°07’05” East, a distance of 63.94 feet to a Point of Curvature; thence Northeasterly along a tangent curve concave to the Southeast having a radius of 60.43 feet and a central angle of 36°09’59”, an arc distance of 38.14 feet to a Point of Tangency; thence North 44°17’04” East, a distance of 32.28 feet to a corner of the Los Abrigados boundary; thence South 41°22’21” East a distance of 25.51 feet along said Los Abrigados boundary; thence South 44°17’04” West, a distance of 30.35 feet to a Point of Curvature; thence Southwesterly along a tangent curve concave to the Southeast having a radius of 35.00 feet and central angle of 36°09’59”, an arc distance of 22.09 feet to a Point of Tangency; thence South 08°07’05” West, a distance of 82.41 feet; thence North 84°47’24” West, a distance of 55.72 feet to the POINT OF BEGINNING.
EXCEPT THE FOLLOWING AREAS SITUATED UPON SUCH REAL PROPERTY:
(1)	The downstairs floor of the main structure currently comprised of the farmer’s market, offices and office space and vacant land comprising portions of Parcel No. 1; and

(2)	The small auxiliary building located adjacent to the main structure comprising a portion of Parcel No. 1.

EXCEPTED AREAS OF LOS ABRIGADOS RESORT & SPA
160 PORTAL LANE
SEDONA, ARIZONA 86336
LEGAL DESCRIPTION
An undivided 7,800/8,925 fractional interest in the following described property:
A parcel of land situated in the Southeast quarter of the Southeast quarter of Section 7 and the Northeast quarter of Section 18, Township 17 North, Range 6 East of the Gila and Salt River Meridian in Coconino County, Arizona, including a portion of Lots 1 and 10, and all of Lot 11 in Block I, and a portion of Lot 4, and all of Lots 1, 2 and 3 in Block II, of HART’S VILLAGE SUBDIVISION, according to the plat thereof recorded in Book 2 of Maps, page 54 of the Coconino County Recorder’s Office, together with portions of Forest Drive, Black Road and Orchard Drive, abandoned by Order recorded July 25, 1955 in Book 78 of Official Records, page 23 and 24, all being more particularly described as follows:
COMMENCING at the Northeast corner of said Section 18 as marked by a B.L.M. brass capped pipe;
THENCE South 89° 51’ 39” West (South 89º 48’ West rec.) a distance of 261.99 (262.00 rec.) feet along the North line of said Section 18 to the Westerly right-of-way line of Arizona State Highway 179, being the TRUE POINT OF BEGINNING;
THENCE South 17° 50’ 29” West (South 18° 17’ West rec.) a distance of 452.29 (452.23 rec.) feet along said Westerly right-of-way line of Arizona State Highway 179 to a Point of Curvature;
THENCE Southwesterly along said Westerly right-of-way line of Arizona State Highway 179, being a curve concave to the Northwest having a central angle of 10° 48’ 11” chord bearing of South 23° 14’ 34.5” West and radius of 921.93 feet a distance of l73.83 (173.78 rec.) feet to a point;
THENCE North 61° 21’ 20” West (North 60° 55’ West rec.) a distance of 100.00 (100.00 rec.) feet to a point in Oak Creek;
THENCE South 38° 21’ 31” West (South 38° 48’ West rec.) a distance of 315.70 (315.71 rec.) feet to a point in Oak Creek;
THENCE South 46° 56” 20” East (South 46° 30’ East rec.) a distance of 100.00 (100.00 rec.) feet to a point on said Westerly right-of-way line of Arizona State Highway 179;
THENCE South 43º 03’ 40” West (South 43º 30’ West rec.) a distance of 121.37 (121.40 rec.) feet along said Westerly right-of-way line of Arizona State Highway 179 to a Point of Curvature
THENCE Southwesterly along said Westerly right-of-way line of Arizona State Highway 179 being a curve concave to the Southeast having a central angle of 18° 10’ 54”, chord bearing of South 33° 58’ 13” West and radius of 605.96 feet a distance of 192.29 (201.40 rec.) feet to a point on the following described line;
THENCE South 89° 42’ 41” West (West rec.) a distance of 108.01 (115 rec.) feet along a line lying 200.00 feet North of and parallel with the South line of the Northeast quarter of the Northeast quarter of said Section 18 to a point in Oak Creek;
THENCE North 31º 30’ 00” East (North 31° 30’ East rec.) a distance of 436.04 (430.00 rec.) feet to a point in Oak Creek;
THENCE South 83º 00’ 00” West (South 83° West rec.) a distance of 130.00 (125 rec.) feet to a point in Oak Creek;
THENCE South 78° 00’ 00” West a distance of 160.00 (160.5 plus or minus-rec.) feet to a point in Oak Creek;
THENCE South 44° 25’ 00” West a distance of 24.36 (16.33) rec.) feet to a point in Oak Creek;

THENCE North 11° 53’ 00” West a distance of 122.98 (120.59 rec.) feet to a point;
THENCE North 04° 30’ 00” West a distance of 180.60 feet to a point;
THENCE North 77° 27’ 00” West (North 77° 44’ West rec.) a distance of 564.08 feet to a Point of Curvature;
THENCE Northwesterly along a curve concave to the Northeast having a central angle of 27° 43’ 44” (27° 43’ 40” rec.), chord bearing of North 63° 35’ 08” West and radius of 261.07 (261.07 rec.) feet, a distance of 126.35 (126.3 rec.) feet to a point of non-tangency;
THENCE West (West rec.) a distance of 51.84 (41.85 rec.) feet to a point;
THENCE North 05° 20’ 14” East (North 05° 17’ East rec.) a distance of 54.50 (61.7 rec.) feet to a point;
THENCE North 34° 13’ 46” West (North 34° 17’ West rec.) a distance of 27.64 (26.3 rec.) feet to a point on the Southeasterly right-of-way line of Brewer Highway according to the plat thereof recorded in Book 2 of Maps, page 139 of the Coconino County Recorder’s Office;
THENCE North 58° 03’ 46” East (North 57° 28’ East rec.) a distance of 48.71 (44.3 rec.) feet along said Southeasterly right-of-way line of Brewer Highway to a point of Curvature;
THENCE Northeasterly along said Southeasterly right-of-way line of Brewer Highway, being a curve concave to the Northwest having a central angle of 43° 33’ 43” (43° 57’ rec.), chord bearing of North 36° 16’ 54.5” East and radius of 176.24 (176.24 rec.) feet, a distance of 134.00 (135.19 rec.) feet to a Point of Tangency;
THENCE North 14° 30’ 03” East (North 13° 31’ East rec.) a distance of 113.94 (109.18 rec.) feet along said Southeasterly right-of-way line of Brewer Highway to a point on the North line of said Section 18;
THENCE North 89° 51’ 39” East a distance of 352.42 feet along said North line of Section 18 to the Southwest corner of the Southeast quarter of the Southeast quarter of said Section 7;
THENCE North 01° 04’ 02” West (North 01° 40’ 30” West rec.) a distance of 158.79 feet along the West line of said Southeast quarter of the Southeast quarter of Section 7 to a point;
THENCE South 85° 17’ 23” East a distance of 65.58 feet to a point;
THENCE South 02° 32’ 25” West a distance of 23.84 feet to a point;
THENCE North 89° 16’ 39” East a distance of 15.50 feet to a point on the East line of said Lot 1 of Block I of the HART’S VILLAGE SUBDIVISON lying North 05° 45’ 06” West a distance of 8.20 feet from a 1/2 inch pipe found at the Southwest corner of Lot 10 of said Black I;
THENCE South 89° 48’ 35” East (South 89° 22’ East rec.) a distance of 176.73 feet to a point;
THENCE North 00° 11’ 34” West a distance of 52.03 feet to a point;
THENCE North 89° 51’ 39” East a distance of 1.50 feet to a point on the center line of Orchard Drive (presently abandoned) of said HARTS VILLAGE SUBDIVISION;
THENCE North 89° 51’ 39” East a distance of 23.04 feet along the North line (and its Westerly extension) of Lot 1 of Block II of said HARTS VILLAGE SUBDIVISON to a point;
THENCE North 00° 08’ 21” West (North 00° 43’ West rec.) a distance of 112.73 feet to a point on the center line of a private road easement described in Docket 930, page 406 of the Coconino County Recorder’s Office;
THENCE North 88° 39’ 39” East (North 88° 05’ East rec.) a distance of 46.79 feet along said center line of private road easement to a point;
THENCE North 58° 01’ 39” East (North 57° 27’ East rec.) a distance of 11.83 (13.52 rec.) feet along said center line of private road easement to the East line of Lot 4 of Block II of said Hart’s Village Subdivision;
THENCE South 41° 22’ 21” East (South 41° 21’ East rec.) a distance of 159.50 (159.22 rec.) feet to the North corner of Lot 3 of Block II of said Hart’s Village Subdivision;
THENCE South 47° 58’ 21” East a distance of 75.00 (75 rec.) feet to an angle point in the Northeasterly line of said Lot 3;
THENCE South 32° 50’ 18” East (South 32° 50’ East rec.) a distance of 154.77 feet along Northeasterly line (and its Southeasterly extension) of said Lot 3 to a point on the North line of said Section 18;
THENCE North 89° 51’ 39” East a distance of 0.31 feet along said North line of Section 18 to a point;
THENCE South 34° 46’ 21” East (South 34° 50’ East rec.) a distance of 160.69 feet to a point;
THENCE South 63° 10’ 57” West a distance of 198.38 feet to a point;

THENCE South 47° 58' 21" East a distance of 75.00 (75 rec.) feet to an angle point in the Northeasterly line of said Lot 3;
THENCE South 32° 50' 18" East (South 32° 50' East rec.) a distance of 154.77 feet along the Northeasterly line (and its Southeasterly extension) of said Lot 3 to a point on the North line of said Section 18;
THENCE North 89° 51' 39" East a distance of 0.31 feet along said North line of Section 18 to a point;
THENCE South 34° 46' 21" East (South 34° 50' East rec.) a distance of 160.69 feet to a point;
THENCE South 63° 10' 57" West a distance of 198.38 feet to a point;
THENCE South 00° 03' 39" West (South rec.) a distance of 71.38 feet to a point;
THENCE North 89° 51' 39" East (North 89° 48' East rec.) a distance of 322.58 feet to a point;
THENCE North 16° 01' 39" East (North 15° 58' East rec.) a distance of 304.70 (304.70 rec.) feet to a point on the North line of said Section 18;
THENCE North 89° 51' 39" East (North 89° 48' East rec.) a distance of 154.01 (153.93 rec.) feet to the TRUE POINT OF BEGINNING.
Basis of bearings is South 89° 51' 39" West along the North line of the Northeast quarter of said Section 18 as marked by B.L.M. brass capped pipes.
This legal description was prepared from an A.L.T.A. survey by Landmark Engineering & Surveying, Inc., (Job No. 83036-E) dated 12-21-87 and revised 1-12-88.
EXCEPT those undivided fractional interests which have been previously conveyed.

Small Tracts
Legal Description
A PARCEL OF LAND DESIGNATED AS SMALL TRACTS ACT SURVEY NO. 12-0067 LYING WITHIN SECTION 21, TOWNSHIP 11 NORTH, RANGE 12 EAST OF THE GILA AND SALT RIVER MERIDIAN, GILA COUNTY, ARIZONA AND FURTHER DESCRIBED AND DEPICTED IN THAT CERTAIN PLAT FILED JULY 26, 1999, AS MAP NO. 1768, FEE# 1999-11967, OFFICIAL RECORDS OF GILA COUNTY, ARIZONA.
CONTAINING 1.60 ACRES, MORE OR LESS.

EXHIBIT A
A PARCEL OF LAND DESIGNATED AS SMALL TRACTS ACT SURVEY NO. 12-0067 LYING WITHIN SECTION 21, TOWNSHIP 11 NORTH, RANGE 12 EAST OF THE GILA AND SALT RIVER MERIDIAN, GILA COUNTY, ARIZONA AND FURTHER DESCRIBED AND DEPICTED IN THAT CERTAIN PLAT FILED JULY 26, 1999, AS MAP NO. 1768, FEE# 1999-11967, OFFICIAL RECORDS OF GILA COUNTY, ARIZONA.
CONTAINING 1.60 ACRES, MORE OR LESS.

EXHIBIT A
A PARCEL OF LAND DESIGNATED AS SMALL TRACTS ACT SURVEY NO. 12-0067 LYING WITHIN SECTION 21, TOWNSHIP 11 NORTH, RANGE 12 EAST OF THE GILA AND SALT RIVER MERIDIAN, GILA COUNTY, ARIZONA AND FURTHER DESCRIBED AND DEPICTED IN THAT CERTAIN PLAT FILED JULY 26, 1999, AS MAP NO. 1768, FEE# 1999-11967, OFFICIAL RECORDS OF GILA COUNTY, ARIZONA.
CONTAINING 1.60 ACRES, MORE OR LESS.

Stand Alone Inventory
The following interests in stand alone inventory as further described on the attached schedules:

Inn at Los Abrigados	107.5 weeks
Kohl’s Ranch Lodge	22.5 weeks
Golden Eagle Resort	9 weeks
Los Abrigados Resort	193.5 weeks
VCA — South Bend	273.5 weeks
VCA — Tucson	51.5 weeks
The Carriage House	7 weeks

INVENTORY OWNED BY ILX RESORTS INCORPORATED
An undivided 107.5/510 fee simple interest in and to the real property described at Docket 1915, page 410, et seq., recorded September 13, 1996, in the official records of Coconino County, Arizona, subject to the general terms and conditions of the Membership Plan for The Inn at Los Abrigados, as such plan may be amended from time to time (the “Plan”), recorded November 25, 1997 at Docket 2045, page 001, official records of Coconino County, Arizona and attached hereto;
Together with all rights and privileges appurtenant thereto.
     Subject to the terms and conditions set forth in the Plan and subject to the specific terms and conditions set forth in the Plan with respect to the following types of Membership;

Unit Type:	107.5 Inn
Occupancy Period:	One Week for Each Membership Share
Seasonal Priority:	Prime
Annual Frequency:	Every Year
Unit Number:	Not Applicable

EXHIBIT A
PARCEL 1:
A PARCEL OF LAND SITUATED IN THE NORTHEAST QUARTER OF THE NORTHEAST QUARTER OF SECTION 18, TOWNSHIP 17 NORTH, RANGE 6 EAST OF THE GILA AND SALT RIVER BASE AND MERIDIAN, COCONINO COUNTY, ARIZONA, SAID PARCEL BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:
COMMENCING AT THE NORTHEAST CORNER OF SAID SECTION 18 AS MARKED BY A B.L.M. BRASS CAPPED PIPE AND FROM WHICH THE NORTH QUARTER CORNER OF SAID SECTION 18, ALSO MARKED BY A B.L.M. BRASS CAPPED PIPE, LIES SOUTH 89 DEGREES 51 MINUTES 39 SECONDS WEST (BASIS OF BEARINGS FOR THIS DESCRIPTION) A DISTANCE OF 2,634,18 FEET;
THENCE FROM SAID NORTHEAST CORNER OF SECTION 18, SOUTH 89 DEGREES 51 MINUTES 39 SECONDS WEST A DISTANCE OF 737.24 FEET ALONG THE NORTH LINE OF THE NORTHEAST QUARTER OF SAID SECTION 18 TO A POINT ON THE BOUNDARY LINE OF THE LOS ABRIGADOS RESORT;
THENCE SOUTH 34 DEGREES 46 MINUTES 21 SECONDS EAST A DISTANCE OF 160.69 FEET ALONG SAID BOUNDARY LINE OF THE LOS ABRIGADOS RESORT TO A 1/2” REBAR WITH PLASTIC CAP STAMPED “LS 14184” PREVIOUSLY SET AT THE POINT OF BEGINNING OF THE HEREIN DESCRIBED PARCEL;
THENCE LEAVING SAID BOUNDARY OF THE LOS ABRIGADOS RESORT, SOUTH 34 DEGREES 46 MINUTES 21 SECONDS EAST (SOUTH 34 DEGREES 43 MINUTES EAST PER DOCKET 422, PAGE 567 CCRO) A DISTANCE OF 107.42 FEET ALONG THE WESTERLY BOUNDARY OF TLAQUEPAQUE TO AN ANGLE POINT THEREIN;
THENCE SOUTH 12 DEGREES 21 MINUTES 39 SECONDS WEST (SOUTH 12 DEGREES 25 MINUTES WEST PER DOCKET 422, PAGE 567 CCRO) A DISTANCE OF 73.80 (73.80 PER DOCKET 422, PAGE 567 CCRO) FEET ALONG SAID WESTERLY BOUNDARY OF TLAQUEPAQUE TO 1/2” REBAR WITH PLASTIC CAP STAMPED “LS 14184” PREVIOUSLY SET ON THE BOUNDARY OF SAID LOS ABRIGADOS RESORT; THENCE SOUTH 89 DEGREES 51 MINUTES 39 SECONDS WEST A DISTANCE OF 222.58 FEET ALONG SAID BOUNDARY OF THE LOS ABRIGADOS RESORT TO A CONCRETE NAIL AND BRASS TAG STAMPED “LS 14184” PREVIOUSLY SET IN CONCRETE SIDEWALK;
THENCE NORTH 00 DEGREES 03 MINUTES 39 SECONDS EAST A DISTANCE OF 71.38 FEET ALONG SAID BOUNDARY OF THE LOS ABRIGADOS RESORT TO A CONCRETE NAIL AND BRASS TAG STAMPED “LS 14184” PREVIOUSLY SET IN CONCRETE SIDEWALK;
THENCE NORTH 63 DEGREES 10 MINUTES 57 SECONDS EAST A DISTANCE OF 198,38 FEET ALONG SAID BOUNDARY OF THE LOS ABRIGADOS RESORT TO THE POINT OF BEGINNING.
EXCEPTING THEREFROM ANY PORTION THEREOF DEED TO SAL SAGEV HOTEL CO. INC. AS RECORDED FEBRUARY 10, 1998 IN DOCKET 2067, PAGE 584.
PARCEL 2:
A NON — EXCLUSIVE EASEMENT OVER THE FOLLOWING DESCRIBED PROPERTY AS SET FORTH IN INSTRUMENT RECORDED FEBRUARY 22, 1994 IN DOCKET 1646, PAGE 182.

A PARCEL OF LAND BEING A PORTION OF THE HART’S VILLAGE SUBDIVISION ACCORDING TO THE PLAT THEREOF RECORDED IN BOOK 2 OF MAPS, PAGE 54 OF THE COCONINO COUNTY RECORDERS OFFICE AND A PORTION OF SECTION 18, TOWNSHIP 17 NORTH, RANGE 6 EAST OF THE GILA AND SALT RIVER BASE AND MERIDIAN, COCONINO COUNTY, ARIZONA, SAID PARCEL BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:
COMMENCING AT THE SOUTHEAST CORNER OF SAID SECTION 7 AS MARKED BY A BLM BRASS CAPPED PIPE AND FROM WHICH THE SOUTH QUARTER CORNER OF SAID SECTION 7, AS MARKED BY A BLM BRASS CAPPED PIPE, LIES SOUTH 89 DEGREES 51 MINUTES 39 SECONDS WEST (BASIS OF BEARINGS FOR THIS DESCRIPTION) A DISTANCE OF 2634.18 FEET;
THENCE SOUTH 89 DEGREES 51 MINUTES 39 SECONDS WEST A DISTANCE OF 1317.09 FEET TO THE SOUTHWEST CORNER OF THE SOUTHEAST QUARTER OF THE SOUTHEAST QUARTER OF SAID SECTION 7;
THENCE NORTH 01 DEGREES 07 MINUTES 57 SECONDS WEST (NORTH 01 DEGREES 04 MINUTES 02 SECONDS WEST REC.) A DISTANCE OF 158.89 FEET TO A 1/2” REBAR WITH PLASTIC CAP STAMPED “LS 14184” (FOUND);
THENCE SOUTH 85 DEGREES 10 MINUTES 31 SECONDS EAST (SOUTH 85 DEGREES 17 MINUTES 23 SECONDS EAST REC.) A DISTANCE OF 65.64 (65.58 REC.) FEET TO A 1/2” REBAR WITH PLASTIC CAP STAMPED “LS 14184” (FOUND);
THENCE SOUTH 02 DEGREES 28 MINUTES 30 SECONDS WEST (SOUTH 02 DEGREES 32 MINUTES 25 SECONDS WEST REC.) A DISTANCE OF 23.87 (23.84 REC.) FEET TO A CONCRETE NAIL WITH BRASS TAG STAMPED “LS 14814” (FOUND);
THENCE NORTH 89 DEGREES 15 MINUTES 05 SECONDS EAST (NORTH 89 DEGREES 16 MINUTES 39 SECONDS EAST REC.) A DISTANCE OF 15.51 (15.50 REC.) FEET TO A CONCRETE NAIL WITH BRASS TAG STAMPED “LS 14184” (FOUND);
THENCE SOUTH 89 DEGREES 50 MINUTES 09 SECONDS EAST (SOUTH 89 DEGREES 48 MINUTES 35 SECONDS EAST REC.) A DISTANCE OF 176.78 (176.73 REC.) FEET TO A 1/2” REBAR WITH PLASTIC CAP STAMPED “LS 14184” (FOUND);
THENCE NORTH 00 DEGREES 04 MINUTES 39 SECONDS WEST (NORTH 00 DEGREES 11 MINUTES 34 SECONDS WEST REC.) A DISTANCE OF 35.32 FEET;
THENCE SOUTH 84 DEGREES 47 MINUTES 24 SECONDS EAST A DISTANCE OF 30.26 FEET TO THE POINT OF BEGINNING;
THENCE NORTH 08 DEGREES 07 MINUTES 05 SECONDS EAST A DISTANCE OF 83.70 FEET TO A POINT OF CURVATURE;
THENCE NORTHEASTERLY ALONG A TANGENT CURVE CONCAVE TO THE SOUTHEAST HAVING A RADIUS OF 60.43 FEET AND A CENTRAL ANGLE OF 36 DEGREES 09 MINUTES 59 SECONDS AN ARC DISTANCE OF 38.14 FEET TO A POINT OF TANGENCY;
THENCE NORTH 44 DEGREES 17 MINUTES 04 SECONDS EAST A DISTANCE OF 32.28 FEET TO A CORNER OF THE LOS ABRIGADOS BOUNDARY;
THENCE SOUTH 41 DEGREES 22 MINUTES 21 SECONDS EAST A DISTANCE OF 25.51 FEET ALONG THE SAID LOS ABRIGADOS BOUNDARY;
THENCE SOUTH 44 DEGREES 17 MINUTES 04 SECONDS WEST A DISTANCE OF 30.35 FEET TO A POINT OF CURVATURE;
THENCE SOUTHWESTERLY ALONG A TANGENT CURVE CONCAVE TO THE SOUTHEAST HAVING A RADIUS OF 35.00 FEET AND A CENTRAL ANGLE OF 36 DEGREES 09 MINUTES 59 SECONDS AN ARC DISTANCE OF 22.09 FEET TO A POINT OF TANGENCY;

THENCE SOUTH 08 DEGREES 07 MINUTES 05 SECONDS WEST A DISTANCE OF 144.37 FEET TO THE BEGINNING OF A CURVE;
THENCE SOUTHEASTERLY ALONG A NONTANGENT CURVE CONCAVE TO THE SOUTHWEST HAVING A RADIUS OF 52.91 FEET, CHORD BEARING OF SOUTH 27 DEGREES 09 MINUTES 46 SECONDS EAST AND CENTRAL ANGLE OF 70 DEGREES 20 MINUTES 25 SECONDS AN ARC DISTANCE OF 64.95 FEET TO A POINT OF NON TANGENCY;
THENCE SOUTH 71 DEGREES 06 MINUTES 03 SECONDS EAST A DISTANCE OF 34.40 FEET TO A POINT OF CURVATURE;
THENCE SOUTHEASTERLY ALONG A TANGENT CURVE CONCAVE TO THE SOUTHWEST HAVING A RADIUS OF 89.81 FEET AND A CENTRAL ANGLE OF 45 DEGREES 48 MINUTES 01 SECONDS AN ARC DISTANCE OF 71.79 FEET TO THE POINT OF TANGENCY;
THENCE SOUTH 25 DEGREES 18 MINUTES 02 SECONDS EAST A DISTANCE OF 167.11 FEET TO THE BEGINNING OF A CURVE;
THENCE SOUTHEASTERLY ALONG A NONTANGENT CURVE CONCAVE TO THE SOUTHWEST HAVING A RADIUS OF 93.91 FEET, CHORD BEARING OF SOUTH 12 DEGREES 40 MINUTES 20 SECONDS EAST AND A CENTRAL ANGLE OF 25 DEGREES 15 MINUTES 24 SECONDS AN ARC DISTANCE OF 41.40 FEET TO A POINT OF NONTANGENCY;
THENCE SOUTH 05 DEGREES 15 MINUTES 31 SECONDS EAST A DISTANCE OF 15.12 FEET TO THE NORTHWEST CORNER OF THE PHIL W. MORRIS PROPERTY;
THENCE SOUTH 00 DEGREES 03 MINUTES 39 SECONDS WEST A DISTANCE OF 71.38 FEET TO THE SOUTHWEST CORNER OF SAID PHIL W. MORRIS PROPERTY;
THENCE NORTH 89 DEGREES 56 MINUTES 21 SECONDS WEST A DISTANCE OF 25.24 FEET;
THENCE NORTH 00 DEGREES 02 MINUTES 38 SECONDS WEST A DISTANCE OF 86.39 FEET TO A POINT OF CURVATURE;
THENCE NORTHWESTERLY ALONG A TANGENT CURVE CONCAVE TO THE SOUTHWEST HAVING A RADIUS OF 69.91 FEET AND A CENTRAL ANGLE OF 25 DEGREES 15 MINUTES 24 SECONDS AN ARC DISTANCE OF 30.82 FEET TO A POINT OF TANGENCY;
THENCE NORTH 25 DEGREES 18 MINUTES 02 SECONDS WEST A DISTANCE OF 167.11 FEET TO A POINT OF CURVATURE;
THENCE NORTHWESTERLY ALONG A TANGENT CURVE CONCAVE TO THE SOUTHWEST HAVING A RADIUS OF 65.81 FEET AND A CENTRAL ANGLE OF 45 DEGREES 48 MINUTES 01 SECONDS AN ARC DISTANCE OF 52.61 FEET TO A POINT OF TANGENCY;
THENCE NORTH 71 DEGREES 06 MINUTES 03 SECONDS WEST A DISTANCE OF 65.48 FEET;
THENCE NORTH 18 DEGREES 53 MINUTES 57 SECONDS EAST A DISTANCE OF 12.87 FEET TO A POINT OF TANGENCY;
THENCE NORTHWESTERLY ALONG A NONTANGENT CURVE CONCAVE TO THE SOUTHWEST HAVING A RADIUS OF 20.91 FEET, CHORD BEARING OF NORTH 27 DEGREES 50 MINUTES 08 SECONDS WEST AND A CENTRAL ANGLE OF 99 DEGREES 41 MINUTES 30 SECONDS AN ARC DISTANCE OF 36.38 FEET TO A POINT OF NONTANGENCY;
THENCE NORTH 81 DEGREES 52 MINUTES 55 SECONDS WEST A DISTANCE OF 9.26 FEET;
THENCE NORTH 08 DEGREES 07 MINUTES 05 SECONDS EAST A DISTANCE OF 89.67 FEET TO THE POINT OF BEGINNING.

INVENTORY OWNED BY ILX RESORTS INCORPORATED
An undivided fractional fee simple interest in and to the real property described at Instrument No. 95-666429 in the official records of the Gila County Recorder, Gila County, Arizona and attached hereto, as corresponds to 22.5 Membership Shares as provided for in the Membership Plan for Kohl’s Ranch Vacation Club, as such plan may be amended from time to time (the “Plan”), recorded on April 24, 1995 at Instrument No. 95-664618.
Together with all rights and privileges appurtenant thereto.
     Subject to the terms and conditions set forth in the Plan and subject to the specific terms and conditions set forth in the Plan with respect to the following types of Membership:

Unit Types: Occupancy Period Seasonal Priority: Annual Frequency: Unit Number:	1 Christopher Creek, 6 Ponderosa, 4.5 Tonto Creek And 1 Zane Grey One Week Prime Every Year Not Applicable

Unit Types: Occupancy Period: Seasonal Priority: Annual Frequency: Unit Number:	1.5 Christopher Creek, 6.5 Ponderosa, 1 Tonto Creek And 1 Zane Grey One Week High Every Year Not Applicable

No. 336-1304144
EXHIBIT “A”
PARCEL NO. 1:
Track K of KOHL’S TONTO CREEK RANCH PLAT “A”, Map No. 356, as recorded in the office of the Gila County Recorder, Gila County, Arizona located in a portion of Homestead Entry Survey No. 567 lying within Section 21, Township 11 North, Range 12 East of the Gila and Salt River Base and Meridian, Gila County, Arizona, more particularly described as follows:
COMMENCING for a tie at Corner No. 3 of said H.E.S. No. 567;
thence South 11 degrees 30 minutes 40 seconds East, along the Westerly line of said H.E.S. No. 567, a distance of 751.85 feet to the Northwest corner of Lot 72 of said KOHL’S TONTO CREEK RANCH PLAT “A”;
thence leaving said Westerly line, North 72 degrees 31 minutes 30 seconds East, a distance of 108.23 feet to a point, said point being the intersection of the North line of said Lot 72 extended and the East right-of-way of SHORT ROAD, said point being the TRUE POINT OF BEGINNING;
thence North 11 degrees 30 minutes 40 seconds West (North 11 degrees 46 minutes 50 seconds West recorded), along the East right-of-way line of SHORT ROAD, a distance of 725.49 feet (729.60 feet recorded) to the intersection with the East right-of-way of STATE ROUTE 260, said intersection being a point on a curve concave to the Northwest having a radius of 880.00 feet, a radial line through said intersection bears South 62 degrees 57 minutes 16 seconds East;
thence Northeasterly 111.54 feet (107.43 recorded) along said curve through a central angle of 07 degrees 15 minutes 44 seconds to the beginning of a tangent curve to the left, said curve being parallel to and 50.00 feet right of the STATE ROUTE 260 centerline spiral curve having a rate of change in degree of curvature, a = 4,8627 degrees, a full spiral deviation angle of 04 degrees 54 minutes 00 seconds, and a spiral distance of 141.96 feet;
thence Northeasterly continuing along the East right-of-way line of STATE ROUTE 260, a distance of 146.24 feet along said curve to a point of tangency;
thence North 14 degrees 53 minutes 00 seconds East (North 14 degrees 49 minutes 10 seconds East recorded), continuing along the East right-of-way line of STATE ROUTE 260, a distance of 288.61 feet (287.62 feet recorded) to the intersection with the South right-of-way of BUENAGUA ROAD;
thence South 43 degrees 48 minutes 48 seconds East (South 44 degrees 15 minutes 10 seconds East recorded), along the South right-of-way of said BUENAGUA ROAD, a distance of 159.16 feet (157.67 feet recorded);
thence South 38 degrees 12 minutes 48 seconds East (South 38 degrees 39 minutes 10 seconds East recorded), continuing along the South right-of-way of said BUENAGUA ROAD, a distance of 223.06 feet;
thence South 29 degrees 35 minutes 48 seconds East (South 30 degrees 02 minutes 10 seconds East recorded), continuing along the South right-of-way of said BUENAGUA ROAD, a distance of 19.24 feet (27.57 feet recorded);
thence South 22 degrees 45 minutes 51 seconds East (South 23 degrees 02 minutes 00 seconds East recorded), leaving the South right-of-way of said BUENAGUA ROAD, a distance of 340.38 feet (332.09 feet recorded);
thence South 14 degrees 53 minutes 10 seconds East (South 15 degrees 19 minutes 10 seconds East recorded), a distance of 33.13 feet (33.15 feet recorded) to a point on the West right-of-way of BUENAGUA ROAD;

No. 336-1304144
thence South 05 degrees 03 minutes 48 seconds East (South 05 degrees 30 minutes 10 seconds East recorded), along the West right-of-way of said BUENAGUA ROAD, a distance of 271.76 feet (271.74 feet recorded);
thence South 02 degrees 06 minutes 48 seconds East (South 02 degrees 33 minutes 10 seconds East recorded), continuing along the West right-of-way of BUENAGUA ROAD, a distance of 36.58 feet;
thence South 30 degrees 43 minutes 12 seconds West (South 30 degrees 16 minutes 50 seconds West, recorded), leaving the West right-of-way of BUENAGUA ROAD, a distance of 192.50 feet (193.61 feet recorded);
thence South 72 degrees 35 minutes 33 seconds West (South 72 degrees 20 seconds 30 minutes West recorded), a distance of 233.32 feet;
thence South 72 degrees 31 minutes 30 seconds West (South 72 degrees 20 minutes 30 seconds West recorded), a distance of 123.20 feet (123.81 feet recorded) to the TRUE POINT OF BEGINNING;
EXCEPT that portion of Tract K, of KOHL’S TONTO CREEK RANCH PLAT “A”, according to the plat of record in the office of the County Recorder of Gila County, Arizona, recorded In Map No. 356, located in a portion of Homestead Entry Survey No. 567 lying within Section 21, Township 11 North, Range 12 East of the Gila and Salt River Base and Meridian, Gila County, Arizona, being described as follows:
COMMENCING for a tie at Corner No. 3 of said H.E.S. No. 567;
thence South 11 degrees 32 minutes 34 seconds East, along the line between Corner No. 3 and No. 2 of said H.E.S. No. 567, a distance of 751.72 feet (752.78 feet recorded) to the Northwest corner of Lot 72, of KOHL’S TONTO CREEK RANCH, according to the plat of record in the office of the County Recorder of Gila County, Arizona, recorded in Map No. 112;
thence North 72 degrees 34 minutes 09 seconds East (North 72 degrees 51 minutes East recorded), a distance of 107.81 feet (108.20 feet recorded) to a point being the Intersection of the Northerly line of said Lot 72 extended and the Easterly right-of-way of SHORT ROAD;
thence North 11 degrees 30 minutes 40 seconds West (North 11 degrees 46 minutes 50 seconds West recorded), along the Easterly line of said SHORT ROAD, a distance of 22.84 feet to the POINT OF BEGINNING;
thence North 11 degrees 30 minutes 40 seconds West (North 11 degrees 46 minutes 50 seconds West recorded), continuing along the Easterly line of SHORT ROAD, a distance of 64.98 feet;
thence North 76 degrees 23 minutes 24 seconds East, a distance of 78.14 feet;
thence South 13 degrees 29 minutes 59 seconds East, a distance of 20.00 feet;
thence South 76 degrees 23 minutes 24 seconds West, a distance of 39.09 feet;
thence South 13 degrees 36 minutes 36 seconds East, a distance of 44.94 feet;
thence south 76 degrees 23 minutes 24 seconds West, a distance of 41.38 feet to the POINT OF BEGINNING; and
EXCEPT that portion of Tract K, of KOHL’S TONTO CREEK RANCH PLAT “A”, according to the plat of record in the office of the County Recorder of Gila County, Arizona, recorded in Map No. 356 located in a portion of Homestead Entry Survey No. 567 lying within Section 21, Township 11 North, Range 12 East of the Gila and Salt River Base and Meridian, Gila County, Arizona, being described as follows:
COMMENCING for a tie at Corner No. 3 of Said H.E.S No. 567;

No. 336-1304144
thence South 11 degrees 32 minutes 34 seconds East, along the line between Corner No. 3 and No. 2 of said H.E.S. No. 567, a distance of 751.72 feet (752.78 feet recorded) to the Northwest corner of Lot 72, of KOHL’S TONTO CREEK RANCH, according to the plat of record in the office of the County Recorder of Gila County, Arizona, recorded in Map No. 112;
thence North 72 degrees 34 minutes 09 seconds East (North 72 degrees 51 minutes East recorded), a distance of 107.81 feet (108.20 feet recorded) to a point being the intersection of the Northerly line of said Lot 72 extended and the Easterly right-of-way of SHORT ROAD;
thence North 11 degrees 30 minutes 40 seconds West (North 11 degrees 46 minutes 50 seconds West recorded), along the Easterly line of said SHORT ROAD, a distance of 357.94 feet;
thence North 77 degrees 30 minutes 01 seconds East, a distance of 21.37 feet to the POINT OF BEGINNING;
thence continuing North 77 degrees 30 minutes 01 seconds East, a distance of 11.18 feet;
thence South 12 degrees 47 minutes 54 seconds East, a distance of 5.97 feet;
thence South 77 degrees 30 minutes 01 seconds West, a distance of 11.18 feet;
thence North 12 degrees 47 minutes 54 seconds West, a distance of 5.97 feet to the POINT OF BEGINNING; and
EXCEPT that portion of Tract K, of KOHL’S TONTO CREEK RANCH PLAT “A”, according to the plat of record in the office of the County Recorder of Gila County, Arizona, recorded in Map No. 356 located in a portion of Homestead Entry Survey No. 567 lying within Section 21, Township 11 North, Range 12 East of the Gila and Salt River Base and Meridian, Gila County, Arizona, being described as follows:
COMMENCING for a tie at Corner No. 3 of said H.E.S. No. 567;
thence South 11 degrees 32 minutes 34 seconds East, along the line between Corner No. 3 and No. 2 of said H.E.S. No. 567, a distance of 751.72 feet (752.78 feet recorded) to the Northwest corner of Lot 72, of KOHL’S TONTO CREEK RANCH, according to the plat of record in the office of the County Recorder of Gila County, Arizona, recorded in Map No. 112;
thence North 72 degrees 34 minutes 09 seconds East (North 72 degrees 51 minutes East recorded), a distance of 107.81 feet (108.20 feet recorded) to a point being the intersection of the Northerly line of said Lot 72 extended and the Easterly right-of-way of SHORT ROAD;
thence North 11 degrees 30 minutes 40 seconds West (North 11 degrees 46 minutes 50 seconds West recorded), along the Easterly line of said SHORT ROAD, a distance of 710.49 feet to the POINT OF BEGINNING;
thence North 11 degrees 30 minutes 40 seconds West (North 11 degrees 46 minutes 50 seconds West recorded), continuing along the Easterly line of said SHORT ROAD, a distance of 15.00 feet to the intersection with the Easterly right-of-way of ARIZONA STATE ROUTE 260;
thence South 62 degrees 57 minutes 16 seconds East, a distance of 10.00 feet;
thence South 30 degrees 13 minutes 14 seconds West, a distance of 11.75 feet to the POINT OF BEGINNING.
PARCEL NO. 2:
Tract “B”, of KOHL’S TONTO CREEK RANCH, according to the plat of record in the office of the County Recorder of Gila County, Arizona, recorded in Map No, 112, described as follows:
COMMENCING at Corner No. 5 of said Homestead Entry Survey No. 567, said point being the TRUE POINT OF BEGINNING;

No. 336-1304144
thence South 22 degrees 45 minutes 51 seconds East (South 23 degrees 02 minutes 00 seconds East recorded), along the Easterly line of said H.E.S. No. 567, a distance of 288.53 feet to a point on the Northerly right-of-way of BUENAGUA ROAD;
thence North 38 degrees 12 minutes 48 seconds West (North 38 degrees 39 minutes 10 seconds West recorded), along said right-of-way, a distance of 145.99 feet;
thence North 43 degrees 48 minutes 48 seconds West (North 44 degrees 15 minutes 10 seconds West and North 43 degrees 43 minutes West recorded), continuing along said right-of-way a distance of 174.93 feet to the Intersection with the East right-of-way of STATE ROUTE 260;
thence North 14 degrees 53 minutes 00 seconds East (North 14 degrees 49 minutes 10 seconds East recorded), along said East right-of-way of STATE ROUTE 260, a distance of 4.06 feet to the beginning of a tangent curve to the rights, said curve being parallel to and 50.00 feet right of the STATE ROUTE 260 centerline spiral curve having a rate of change in degree in degree of curvature, a = 3.088 degrees, and a full spiral deviation angle of 04 degrees 36 minutes 00 seconds;
thence Northeasterly 22.21 feet (23.96 feet recorded) along said curve to the Intersection with the North line of H.E.S. No. 567;
thence South 89 degrees 50 minutes 00 seconds East (South 89 degrees 33 minutes East and North 89 degrees 55 minutes East recorded), along the North line of said H.E.S. No. 567, a distance of 93.01 feet (92.82 feet recorded) to the TRUE POINT OF BEGINNING.
PARCEL NO. 3:
That portion of Track K, of KOHL’S TONTO CREEK RANCH PLAT “A”, according to the plat of record in the office of the County Recorder of Gila County, Arizona, recorded in Map No. 356, located in a portion of Homestead Entry Survey No. 567 lying within Section 21, Township 11 North, Range 12 East of the Gila and Salt River Base and Meridian, Gila County, Arizona, being described as follows:
COMMENCING for a tie at Corner No. 3 of said H.E.S. No. 567;
thence South 11 degrees 32 minutes 34 seconds East, along the line between Corner No. 3 and No. 2 of said H.E.S. No. 567, a distance of 751.72 feet (752.78 feet recorded) to the Northwest corner of Lot 72, of KOHL’S TONTO CREEK RANCH, according to the plat of record in the office of the County Recorder of Gila County, Arizona, recorded in Map No. 112;
thence North 72 degrees 34 minutes 09 seconds East (North 72 degrees 51 minutes East recorded), a distance of 107.81 feet (108.20 feet recorded) to a point being the Intersection of the Northerly line of said Lot 72 extended and the Easterly right-of-way of SHORT ROAD;
thence North 11 degrees 30 minutes 40 seconds West (North 11 degrees 46 minutes 50 seconds West recorded), along the Easterly line of said SHORT ROAD, a distance of 22.84 feet to the POINT OF BEGINNING;
thence North 11 degrees 30 minutes 40 seconds West (North 11 degrees 46 minutes 50 seconds West recorded), continuing along the Easterly line of SHORT ROAD, a distance of 64.98 feet;
thence North 76 degrees 23 minutes 24 seconds East, a distance of 78.14 feet;
thence south 13 degrees 29 minutes 59 seconds East, a distance of 20.00 feet;
thence south 76 degrees 23 minutes 24 seconds West, a distance of 39.09 feet;
thence south 13 degrees 36 minutes 36 seconds East, a distance of 44.94 feet;

No. 336-1304144
thence South 75 degrees 23 minutes 24 seconds West, a distance of 41.38 feet to the POINT OF BEGINNING.
PARCEL NO: 4:
That portion of Tract K, of KOHL’S TONTO CREEK RANCH PLAT “A”, according to the plat of record in the office of the County Recorder of Gila County, Arizona, recorded in Map No. 356 located in a portion of Homestead Entry Survey No. 567 lying within Section 21, Township 11 North, Range 12 East of the Gila and Salt River Base and Meridian, Gila Country, Arizona, being described as follows:
COMMENCING for a tie at Corner No. 3 of said H.E.S. No. 567;
thence South 11 degrees 32 minutes 34 Seconds East, along the line between Corner No. 3 and No. 2 of said H.E.S. No. 567, a distance of 751.72 feet (752.78 feet recorded) to the Northwest corner of Lot 72, of KOHL’S TONTO CREEK RANCH, according to the plat of record in the office of the County Recorder of Gila County, Arizona, recorded in Map No. 112;
thence North 72 degrees 34 minutes 09 seconds East (North 72 degrees 51 minutes East recorded), a distance of 107.81 feet (108.20 feet recorded) to a point being the intersection of the Northerly line of said Lot 72 extended and the Easterly right-of-way of SHORT ROAD;
thence North 11 degrees 30 minutes 40 seconds West (North 11 degrees 46 minutes 50 seconds West recorded), along the Easterly line of said SHORT ROAD, a distance of 357.94 feet;
thence North 77 degrees 30 minutes 01 seconds East, a distance of 21.37 feet to the POINT OF BEGINNING;
thence continuing North 77 degrees 30 minutes 01 seconds East, a distance of 11.18 feet;
thence South 12 degrees 47 minutes 54 seconds East, a distance of 5.97 feet;
thence South 77 degrees 30 minutes 01 seconds West, a distance of 11.18 feet;
thence North 12 degrees 47 minutes 54 seconds West, a distance of 5.97 feet to the POINT OF BEGINNING.
PARCEL NO. 5:
That portion of Tract K, of KOHL’S TONTO CREEK RANCH PLAT “A”, according to the plat of record In the office of the County Recorder of Gila County, Artzona, recorded in Map No. 356 located in a portion of Homestead Entry Survey No. 567 lying within Section 21, Towneship 11 North, Range 12 East of the Gila and Salt River Base and Meridian, Gila County, Arizona, being described as follows:
COMMENCING for a tie at Corner No. 3 of said H.E.S. No. 567;
thence South 11 degrees 32 minutes 34 seconds East, along the line between Corner No. 3 and No. 2 of said H.E.S. No. 567, a distance of 751.72 feet (752.78 feet recorded) to the Northwest corner of Lot 72, of KOHL’S TONTO CREEK RANCH, according to the plat of record in the office of the County Recorder of Gila County, Arizona, recorded in Map No. 112;
thence North 72 degrees 34 minutes 09 seconds East (North 72 degrees 51 minutes East recorded), a distance of 107.81 feet (108.20 feet recorded) to a point being the intersection of the Northerly line of said Lot 72 extended and the Easterly right-of-way of SHORT ROAD;
thence North 11 degrees 30 minutes 40 seconds West (North 11 degrees 46 minutes 50 seconds West recorded), along the Easterly line of said SHORT ROAD, a distance of 710.49 feet to the POINT OF BEGINNING;
thence North 11 degrees 30 minutes 40 seconds West (North 11 degrees 46 Minutes 50 second West recorded),

No. 336-1304144
continuing along the Easterly line of said SHORT ROAD, a distance of 15.00 feet to the Intersection with the Easterly right-of-way of ARIZONA STATE ROUTE 260;
thence South 62 degrees 57 minutes 16 seconds East, a distance of 10.00 feet;
thence South 30 degrees 13 minutes 14 seconds West, a distance of 11.75 feet to the POINT OF BEGINNING.
PARCEL NO. 6:
That portion of Tract “J”, of KOHL’S TONTO CREEK RANCH PLAT A, according to the plat of record in the office of the County Recorder of Gila County, Arizona, recorded in Map No. 352 and re-recorded in Map No. 356, more particularly described as follows:
BEGINNING at a point in the West line of said Tract “J” (said West line being coincident with the West line of Homestead Entry Survey NO. 567) which point is South 02 degrees 51 minutes 02 seconds West, a distance of 95.00 feet from Corner NO, 4 of said H.E.S. NO. 567 in Section 21, Township 11 North, Range 12 East of the Gila and Salt River Base and Meridian, Gila County, Arizona;
thence continuing along said coincident line South 02 degrees 51 minutes 02 seconds West, a distance of 90.00 feet;
thence South 87 degrees 08 minutes 58 seconds East, a distance of 45.00 feet;
thence North 02 degrees 51 minutes 02 seconds East, a distance of 90.00 feet;
thence North 87 degrees 08 minutes 58 seconds West, a distance of 45.00 feet to the POINT OF BEGINNING.

INVENTORY OWNED BY ILX RESORTS INCORPORATED
All the real property, together with improvements, if any, situate, lying and being in the County of Larimer, State of Colorado, described on the attached and as follows:
*SEE LIST BELOW*
Timeshare Period No. *, Unit No. *, GOLDEN EAGLE RESORT, a Condominium, according to the Condominium and Timeshare Ownership Declaration for Golden Eagle Resort, a Condominium recorded August 31, 1987, at Reception No. 87050248, and re-recorded October 16, 1987, at Reception No. 87059791, and Amendment thereto as recorded February 13, 1990, at Reception No. 90006436, and according to the Condominium Map for Golden Eagle Resort recorded August 31, 1987, at Reception No. 87050249, and according to Supplement Map No. 1 recorded October 09, 1987, at Reception No. 87058593, and according to Supplement Map No. 2 recorded April 29, 1988, at Reception No. 88019333, and according to Supplement Map No. 3 recorded April 05, 1991, at Reception No. 91013942, and according to Supplement Map No. 4 recorded November 29, 1993, at Reception No. 93089144, and all amendments thereto, if any, in the Larimer County real property records
GOLDEN EAGLE RESORT

	Unit No.	Week	Season
1 Deluxe Blue/Red/White Unit Weeks:
	208	11	Red
3 Executive Blue/Red/White Unit Weeks:
	101	44	White
	303	49	White
	310	43	Red
4 Imperial Blue/Red/White Unit Weeks:
	106	45	White
	209	3	White
	209	18	Red
	209	37	Red
1 Studio Red/White Unit Weeks:
	001	31	Red

Commitment No. 61-0001972
Exhibit “A”
Parcel I
Units 001, 002, 003, 101, 102, 103, 104, 105, 106, 201, 202, 203, 204, 205, 206, 207, 208, 209, 210, 211, 212, 213, 214, 301, 302, 303, 304, 305, 306, 307, 308, 309, 310 and 311, Golden Eagle Resort, a condominium according to the Condominium and Time Share Ownership Declaration for Golden Eagle Resort, a condominium recorded August 31, 1987 at Reception No. 87050238 and re-recorded October 16, 1987 at Reception No. 87059791 and as amended by instrument recorded February 13, 1990 at Reception No. 90006436 and according to the Condominium Map for Golden Eagle Resort recorded August 31, 1987 at Reception No. 87050249 and Supplemental Map No. 1 recorded October 9, 1987 at Reception No. 87058593 and Supplemental Map No. 2 recorded April 29, 1988 at Reception No. 88019333 and according to Supplemental Map No. 3 recorded April 5, 1991 at Reception No. 91013942 and according to Supplemental Map No. 4 recorded November 29, 1993 at Reception No. 93089144 and any and all amendments and supplements thereto, all as recorded in Larimer County real property records.
Subject to the terms, conditions, provisions, obligations and restrictions of said Declaration.
County of Larimer, State of Colorado.
Parcel II
All time share periods as contained in Special Warranty Deed recorded November 27, 2002 at Reception No. 2002127977, Special Warranty Deed recorded April 20, 2004 at Reception No. 20040036928 and Special Warranty Deed recorded August 24, 2005 at Reception No. 20050071240 and Special Warranty Deed recorded July 13, 2007 at Reception No. 20070053761, Golden Eagle Condominium, a condominium according to the Condominium and Time Share Ownership Declaration for Golden Eagle Resort, a condominium recorded August 31, 1987 at Reception No. 87050238 and re-recorded October 16, 1987 at Reception No. 87059791 and as Amended by instrument recorded February 13, 1990 at Reception No. 90006436 and according to the Condominium Map for Golden Eagle Resort recorded August 31, 1987 at Reception No. 87050249 and Supplemental Map No. 1 recorded October 9, 1987 at Reception No. 87058593 and Supplemental Map No. 2 recorded April 29, 1988 at Reception No. 88019333 and according to Supplemental Map No. 3 recorded April 5, 1991 at Reception No. 91013942 and according to Supplemental Map No. 4 recorded November 29, 1993 at Reception No. 93089144 and any and all amendments and supplements thereto all as recorded in Larimer County real property records and subject to the following statement as set forth in Section 58 of said Declaration: “By accepting this Deed, the Grantee has become a Time Share Owner as defined in the Condominium and Time Share Ownership Declaration for Golden Eagle Resort”, a Condominium (the “Declaration”) recorded August 31, 1987 at Reception No. 87050248 and re-recorded October 16, 1987 at Reception No. 87059791 and as amended by instrument recorded February 13, 1990 at Reception No. 90006436 in the Larimer County, Colorado real property records, Grantee acknowledges that his only rights to use condominiums in Golden Eagle Condominiums are as set forth in the Declaration and in the Articles of Incorporation, Bylaws and Rules and Regulations of Golden Eagle Resort Condominium Association, Inc., as amended from time to time EXCEPTING therefrom any time share period previously conveyed or not provided for in the Declaration.
County of Larimer, State of Colorado.

INVENTORY OWNED BY LOS ABRIGADOS PARTNERS LIMITED PARTNERSHIP
An undivided 193,5/9,516 fee simple interest in and to the real property described at Docket 1738, page 236, et seq., in the official records of the Coconino County Recorder, Coconino County, Arizona and attached hereto.
Subject to the general terms and conditions set forth in the Membership Plan for Sedona Vacation Club at Los Abrigados, as such Plan may be amended from time to time (the “Plan”), recorded on January 11, 1995 at Docket 1738, page 236, and subject to the specific terms and conditions set forth in the Plan with respect to the following type of Membership:

Unit Type:	2.5 Flagstaff, 180 Jerome, 8 Oak Creek, 2 Sedona, and 1 Stone House
Annual Frequency:	Every Year
Unit Number:	Not Applicable

Our No. 51000321
A Portion of the following described property:
AN UNDIVIDED 7,800/8,925 FRACTIONAL INTEREST IN THE FOLLOWING DESCRIBED PROPERTY:
A PARCEL OF LAND SITUATED IN THE SOUTHEAST QUARTER OF THE SOUTHEAST QUARTER OF SECTION 7 AND THE NORTHEAST QUARTER OF SECTION 18, TOWNSHIP 17 NORTH, RANGE 6 EAST OF THE GILA AND SALT RIVER BASE AND MERIDIAN IN COCONINO COUNTY, ARIZONA, INCLUDING A PORTION OF LOTS 1 AND 10, AND ALL OF LOT 11 IN BLOCK 1, AND A PORTION OF LOT 4, AND ALL OF LOTS 1, 2, AND 3 IN BLOCK 2 OF HARTS VILLAGE SUBDIVISION, ACCORDING TO THE PLAT THEREOF RECORDED IN BOOK 2 OF MAPS, PAGE 54 OF THE COCONINO COUNTY RECORDERS OFFICE, TOGETHER WITH PORTIONS OF FOREST DRIVE, BLACK ROAD AND ORCHARD DRIVE, ABANDONED BY ORDER RECORDED JULY 25, 1956 IN BOOK 78 OF OFFICIAL RECORDS, PAGE 23 AND 24, ALL BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:
COMMENCING AT THE NORTHEAST CORNER OF SAID SECTION 18 AS MARKED BY A B.L.M BRASS CAPPED PIPE:
THENCE SOUTH 89 DEGREES 51 MINUTES 39 SECONDS WEST (SOUTH 89 DEGREES 48 MINUTES WEST REC.) A DISTANCE OF 261.99 (262.00 REC.) FEET ALONG THE NORTH LINE OF SAID SECTION 18 TO THE WESTERLY RIGHT-OF-WAY LINE OF ARIZONA STATE HIGHWAY 179, BEING THE TRUE POINT OF BEGINNING;
THENCE SOUTH 17 DEGREES 50 MINUTES 29 SECONDS WEST (SOUTH 18 DEGREES 17 MINUTES WEST REC.) A DISTANCE OF 452.29 (452.23 REC.) FEET ALONG SAID WESTERLY RIGHT-OF-WAY LINE OF ARIZONA STATE HIGHWAY 179 TO A POINT OF CURVATURE:
THENCE SOUTHWSETERLY ALONG SAID WESTERLY RIGHT-OF-WAY LINE OF ARIZONA STATE HIGHWAY 179, BEING A CURVE CONCAVE TO THE NORTHWEST HAVING A CENTRAL ANGLE OF 10 DEGREES 48 MINUTES 11 SECONDS CHORD BEARING OF SOUTH 23 DEGREES 14 MINUTES 34.5 SECONDS WEST AND RADIUS OF 921.93 FEET A DISTANCE OF 173.83 (173.78 REC.) FEET TO A POINT;
THENCE NORTH 61 DEGREES 21 MINUTES 20 SECONDS WEST (NORTH 60 DEGREES 55 MINUTES WEST REC.) A DISTANCE OF 100.00 (100.00 REC.) FEET TO A POINT IN OAK CREEK;
THENCE SOUTH 38 DEGREES 21 MINUTES 31 SECONDS WEST (SOUTH 38 DEGREES 48 MINUTES WEST REC.) A DISTANCE OF 315.70 (315.71 REC.) FEET TO A POINT IN OAK CREEK;
THENCE SOUTH 46 DEGREES 56 MINUTES 20 SECONDS EAST (SOUTH 46 DEGREES 30 MINUTES EAST REC.) A DISTANCE OF 100.00 (100.00 REC.) FEET TO A POINT ON SAID WESTERLY RIGHT-OF-WAY LINE OF ARIZONA STATE HIGHWAY 179; THENCE SOUTH 43 DEGREES 03 MINUTES 40 SECONDS WEST (SOUTH 43 DEGREES 30 MINUTES WEST REC.) A DISTANCE OF 121.37 (121.40 REC.) FEET ALONG SAID WESTERLY RIGHT-OF-WAY LINE OF ARIZONA STATE HIGHWAY 179 TO A POINT OF CURVATURE;
THENCE SOUTHWESTERLY ALONG SAID WESTERLY RIGHT-OF-WAY LINE OF ARIZONA STATE HIGHWAY 179 BEING A CURVE CONCAVE TO THE SOUTHEAST HAVING A CENTRAL ANGLE OF 18 DEGREES 10 MINUTES 54 SECONDS, CHORD BEARING OF SOUTH 33 DEGREES 58 MINUTES 13 SECONDS WEST AND RADIUS OF 605.96 FEET A DISTANCE OF 192.29 (201.40 REC.) FEET TO A POINT ON THE FOLLOWING DESCRIBE LINE;
THENCE SOUTH 89 DEGREES 42 MINUTES 41 SECONDS WEST (WEST REC.) A DISTANCE OF 108.01 (115 REC.) FEET ALONG A LINE LYING 200.00 FEET

Our No. 51000321
NORTH OF AND PARALLEL WITH THE SOUTH LINE OF THE NORTHEAST QUARTER OF THE NORTHEAST QUARTER OF SAID SECTION 18 TO A POINT IN OAK CREEK;
THENCE NORTH 31 DEGREES 30 MINUTES 00 SECONDS EAST (NORTH 31 DEGREES 30 MINUTES EAST REC.) A DISTANCE OF 436.04 (430.00 REC.) FEET TO A POINT IN OAK CREEK;
THENCE SOUTH 83 DEGREES 00 MINUTES 00 SECONDS WEST (SOUTH 83 DEGREES WEST REC.) A DISTANCE OF 130.00 (125 REC.) FEET TO A POINT IN OAK CREEK;
THENCE SOUTH 78 DEGREES 00 MINUTES 00 SECONDS WEST A DISTANCE OF 160.00 (160.5 PLUS OR MINUS REC.) FEET TO A POINT IN OAK CREEK;
THENCE SOUTH 44 DEGREES 25 MINUTES 00 SECONDS WEST A DISTANCE OF 24.36 (16.33) REC.) FEET TO A POINT IN OAK CREEK;
THENCE NORTH 11 DEGREES 53 MINUTES 00 SECONDS WEST A DISTANCE OF 122.98 (120.59 REC.) FEET TO A POINT;
THENCE NORTH 04 DEGREES 30 MINUTES 00 SECONDS WEST A DISTANCE OF 180.60 FEET TO A POINT;
THENCE NORTH 77 DEGREES 27 MINUTES 00 SECONDS WEST (NORTH 77 DEGREES 44 MINUTES WEST REC. ) A DISTANCE OF 564.08 FEET TO A POINT OF CURVATURE;
THENCE NORTHWESTERLY ALONG A CURVE CONCAVE TO THE NORTHEAST HAVING A CENTRAL ANGLE OF 27 DEGREES 43 MINUTES 44 SECONDS (27 DEGREES 43 MINUTES 40 SECONDS REC.), CHORD BEARING OF NORTH 63 DEGREES 35 MINUTES 08 SECONDS WEST AND RADIUS OF 261.07 (261.07 REC.) FEET, A DISTANCE OF 126.35 (126.3 REC.) FEET TO A POINT OF NON - TANGENCY;
THENCE WEST (WEST REC.) A DISTANCE OF 51.84 (41.85 REC.) FEET TO A POINT;
THENCE NORTH 05 DEGREES 20 MINUTES 14 SECONDS EAST (NORTH 05 DEGREES 17 MINUTES EAST REC.) A DISTANCE OF 54.50 (61.7 REC.) FEET TO A POINT;
THENCE NORTH 34 DEGREES 13 MINUTES 46 SECONDS WEST (NORTH 34 DEGREES 17 MINUTES WEST REC.) A DISTANCE OF 27.64 (26.3 REC.) FEET TO A POINT ON THE SOUTHEASTERLY RIGHT-OF-WAY LINE OF BREWER HIGHWAY ACCORDING TO THE PLAT THEREOF RECORDED IN BOOK 2 OF MAPS, PAGE 139 OF THE COCONINO COUNTY RECORDERS OFFICE;
THENCE NORTH 58 DEGREES 03 MINUTES 46 SECONDS EAST (NORTH 57 DEGREES 28 MINUTES EAST REC.) A DISTANCE OF 48.17 (44.3 REC.) FEET ALONG SAID SOUTHEASTERLY RIGHT-OF-WAY LINE OF BREWER HIGHWAY TO A POINT OF CURVATURE;
THENCE NORTHEASTERLY ALONG SAID SOUTHEASTERLY RIGHT-OF-WAY LINE OF BREWER HIGHWAY, BEING A CURVE CONCAVE TO THE NORTHWEST HAVING A CENTRAL ANGLE OF 43 DEGREES 33 MINUTES 43 SECONDS (43 DEGREES 57 MINUTES REC.), chord bearing of North 36 Degrees 16 Minutes 54.5 Seconds East and radius of 176.24 (176.24 rec.) feet, a distance of 134.00 (135.19 rec.) feet along said Southeasterly right-of-way line of Brewer Highway to a point on the North line of said Section 18,
THENCE North 89 Degrees 51 Minutes 39 Seconds East a distance of 352.42 feet along said North line of Section 18 to the Southwest corner of the Southeast quarter of the Southeast quarter of said Section 7;
THENCE North 01 Degrees 04 Minutes 02 Seconds (North 01 Degrees 40 Minutes 30 Seconds West rec. ) a distance of 158.79 feet along the West line of said Southeast quarter of the Southeast quarter of Section 7 to a point ;
THENCE South 85 Degrees 17 Minutes 23 Seconds East a distance of 65.58 feet to a point;

Our No. 51000321
THENCE South 02 Degrees 32 Minutes 25 Seconds West a distance of 23.84 feet to a point;
THENCE North 89 Degrees 16 Minutes 39 Seconds East a distance of 15.50 feet to a point on the East line of said Lot 1 of Block I of the HART’S VILLAGE SUBDIVISION lying North 05 Degrees 45 Minutes 06 Seconds West a distance of 8.20 feet from a 1/2 inch pipe found at the Southwest corner of Lot 10 of said Block I;
THENCE South 89 Degrees 48 Minutes 35 Seconds East (South 89 Degrees 22 Minutes East rec.) a distance of 176.73 feet to a point;
THENCE North 00 Degrees 11 Minutes 34 Seconds West a distance of 52.03 feet to a point;
THENCE North 89 Degrees 51 Minutes 39 Seconds East a distance of 1.50 feet to a point on the center line of Orchard Drive (presently abandoned) of said HART’S VILLAGE SUBDIVISION;
THENCE North 89 Degrees 51 Minutes 39 Seconds East a distance of 23.04 feet along the North line (and it’s Westerly extension) of Lot I of Block II of said HART’S VILLAGE SUBDIVISION to a point;
THENCE North 00 Degrees 08 Minutes 21 Seconds West (North 00 Degrees 08 minutes 21 Seconds West (North 00 Degrees 43 Minutes West rec.) a distance of 112.73 feet to a point on the center line of a private road easement described in Docket 930, Page 406 of the Coconino County Recorder’s Office;
THENCE North 88 Degrees 39 Minutes 39 Seconds East (North 88 Degrees 05 Minutes East rec.) a distance of 46.79 feet along said center line of a private road easement to a point;
THENCE North 58 Degrees 01 Minutes 39 Seconds East (North 57 Degrees 27 Minutes East rec.) a distance of 11.83 (13.52 rec.) feet along said center line of private road to the East line of Lot 4 Block II of said Hart’s village Subdivision;
THENCE South 41 Degrees 22 Minutes 21 Seconds East (South 41 Degrees 21 Minutes East rec.) a distance of 159.90 (159.22 rec.) feet to the North corner of Lot 3 of Block II of said Hart’s Village Subdivision;
THENCE South 47 Degrees 58 Minutes 21 Seconds East a distance of 75.00 (75 rec.) feet to an angle point in the Northeasterly line of said Lot 3;
THENCE South 32 Degrees 50 Minutes 18 Seconds East (South 32 Degrees 50 Minutes East rec.) a distance of 154.77 feet along the Northeasterly line (and it’s Southeasterly extension) of said Lot 3 to a point on the North line of said Section 18;
THENCE North 89 Degrees 51 Minutes 39 Seconds East a distance of 0.31 feet along said North line of Section 18 to a point;
THENCE South 34 Degrees 46 Minutes 21 Seconds East (South 34 Degrees 50 Minutes East rec) a distance of 160.69 feet to a point;
THENCE South 63 Degrees 10 Minutes 57 Seconds West a distance of 198.38 feet to a point;
THENCE South 00 Degrees 03 Minutes 39 Seconds West (South rec.) a distance of 71.38 feet to a point;
THENCE North 89 Degrees 51 Minutes 39 Seconds East (North 89 Degrees 48 Minutes East rec.) a distance of 322.58 feet to a point;
THENCE North 16 Degrees 01 Minutes 39 Seconds East (North 15 Degrees 58 Minutes East rec.) A distance of 304.70 (304.70 rec.) feet to a point on the North line of said Section 18;
THENCE North 89 Degrees 51 Minutes 39 Seconds East (North 89 Degrees 48 Minutes East rec.) a distance of 154.01 (153.93 rec.) feet to the

Our No. 51000321
TRUE POINT OF BEGINNING.
EXCEPTING THEREFROM any portion of the above described property conveyed to The State of Arizona, by and through it’s Department of Transportation in Warranty Deed (s) recorded March 1, 2007 in Instrument No. 3427878 & 3427879.
Basis of bearings is South 89 Degrees 51 Minutes 39 Seconds West along the North line of the Northeast quarter of said Section 18 as marked by B.L.M. brass capped pipes.
This legal description was prepared by A.L.T.A. survey by Landmark Engineering & Surveying, Inc., (Job No. 83036-E) dated 12-21-87 and revised 1-12-88.

INVENTORY OWNED BY VCA SOUTH BEND INCORPORATED
     An undivided 1,914.5/31,304 fee simple interest in the real property described at Document No. 9444622, official records of St. Joseph County, Indiana and attached hereto, subject to the general terms and conditions set forth In the Membership Plan for Varsity Clubs of America — South Bend Chapter, as such plan may be amended from time to time (the “Plan”), recorded December 2, 1994 at Document No. 9444622 in said records;
Together with all right and privileges appurtenant thereto.
Subject to the specific terms and conditions set forth in the Plan with respect to the following types of membership in the Club:
VARSITY CLUBS OF AMERICA — SOUTH BEND CHAPTER

Occupancy Period:	273.5 separate Full Weeks
(1,914.5 fractional interest)

Annual Frequency:	Each Week Every Year
Number of Weeks/Unit Type/Seasonal Priority:
52 Weeks — One Bedroom — Freshman
5 Weeks — One Bedroom — Junior
43.5 Weeks — One Bedroom — Sophomore
142 Weeks — One Bedroom — Senior
Weeks — Two Bedroom — Senior

Schedule A
EXHIBIT A
PARCEL I: That part of the West half of the Southeast Quarter of the Southeast Quarter of Section 33, Township 38, North, Range 3 East, City of Mishawaka, St. Joseph County, Indiana which is described as: From the South Quarter Post of said Section measure North 89°12’23” East along the South line of said Section, 1323.58 feet to the Southwest corner of the Southeast Quarter of said Section and North 00°24’02” East along the West line East 1/2, Southeast Quarter of the Southeast Quarter of said Section,410.29 feet to a Found iron marking a point on the centerline of a 110.00 foot wide Indiana and Michigan Electrical Easement (North 00°00’00” East, 411.20, record) and North 89°19’55” East along said centerline, 134.24 feet (North 89°35’42” East, record) for the POINT OF BEGINNING of this description; thence North 89°19’55” East, 523.86 feet (North 89°36’42” East, 527.75 feet, record) to a Found Iron; thence South 00°06’47” East along the East line of the Southeast Quarter of the Southeast Quarter of said Section, 353.78 feet (South 00°01’00” West 334.18 feet, record) to a point on the North Right of Way line of Edison Lakes Parkway; thence South 89°12’23” West Parallel with and 55.0 feet North of the South line of said Section 33,424.79 feet (South 89°25’03” West, record); thence North 45°30’06” West 5.35 feet; thence North 00°35’51” West, 43.75 feet; thence South 89°24’09” West 17.24 feet to a point on the Easterly right of way line of Main street; thence around a 858.51 foot radius curve to the left an arc distance of 276.15 feet to the end of a chord which bears North 13°07’37” West and having a distance of 274.97 feet; thence North 22°20’32” west, 42.58 feet to the POINT OF BEGINNING.
PARCEL II: That part of the West Half of the Southeast Quarter of the Southeast Quarter of Section 33, Township 38 North, Range 3 East, city of Mishawaka, St. Joseph county, Indiana which is described as: From the South Quarter Post of said Section measure North 89°12’23” East along the South line of the said Section 1323.58 feet to the Southwest corner of the Southeast Quarter of said section and North 00°24’02” East along the West line of the Southeast Quarter of the Southeast Quarter of said Section 410.29 feet to a Found Iron marking a point on the centerline of a 110.00 foot wide Indiana and Michigan Electrical Easement (North 00°00’00” East, 411.20 feet, record) and North 89°19’55” East along said centerline 134.24 feet (North 89°35’42” East, record) and South 22°20’32” East 41.58 feet and South 13°07’37” East, 274.97 feet for the POINT OF BEGINNING of this description; thence around a 858.51 foot radius curve to the Right an Arc distance of 27.63 feet to the end of a chord which bears South 02°59’24” East and having a distance of 27.63 feet; thence South 45°30’06” East, 22.79 feet; thence North 00°35’51” West, 43.75 feet; thence South 89°24’09” West,17.24 feet to the POINT OF BEGINNING.
PARCEL III: That part of the East Half of the Southeast Quarter of the Southeast Quarter of Section 33, Township 38 North, Range 3 East, City Mishawaka, St. Joseph county, Indiana which is described as; From Harrison Monument in a Monument Box marking the Southeast corner of said Section measure South 89°12’23” West along the South line of said Section, 661.79 feet to the Southeast corner of the East Half of the Southeast Quarter of the Southeast Quarter of said Section and North 00°06’47” West, 55.00 feet for the POINT OF BEGINNING of this description; thence North 00°06’47” West along the West line of the East half of the Southeast Quarter of the southeast Quarter of said Section 195.00 feet; thence North 89°12’23” East Parallel with the South line of Section 33.86.00 feet; thence South 00°06’47” East, 195.00 feet; thence South 89°12’23” West parallel with and 55.00 feet North of the South line of said Section, 86.00 feet to the POINT OF BEGINNING.

INVENTORY OWNED BY VCA TUCSON INCORPORATED
     An undivided 360.5/21,840 fee simple interest in and to the real property described at Docket 10594, page 1981, et seq., in the official records of Pima County, Arizona and attached hereto, as provided for in the Membership Plan for Varsity Clubs of America — Tucson Chapter, as such plan may be amended from time to time (the “Plan”), recorded on July 24, 1997 at said Docket and page at Sequence No. 97116900.
     Subject to the terms and conditions set forth in the Plan and subject to the specific terms and conditions set forth in the Plan with respect to the following types of Membership:

Membership Category:	Vacation
Unit Types:	2.5 Studio, 4.5 — 1 Bedroom
Occupancy Period:	One Week
Annual Frequency :	Every Year
Unit Number:	Not Applicable

Membership Category:	Gem
Unit Type:	36 — 1 Bedroom and 8.5 — 2 Bedroom
Occupancy Period:	One Week
Annual Frequency:	Every Year
Unit Number:	Not Applicable

EXHIBIT A
Lots 3, 4, 5, 11 and the South 60 feet of Lot 6, in Block 15, of Speedway Park Addition, as shown by map recorded in Book 4 of Maps and Plats at Page 95, Pima County, Arizona.
EXCEPT the following described parcels I, II, III, and IV:
Parcel I:
That portion lying within widened Speedway as established by Resolution recorded in Docket 142 at Page 66 and shown in Plat recorded in Book 4 of Road Maps, at Page 80.
Parcel II:
That portion conveyed to the City of Tucson for street right-of-way by Deed recorded in Docket 3098 at Page 1.
Parcel III:
That portion acquired by the City of Tucson for public street by Order recorded in Docket 7996 at Page 1651.
Parcel IV:
That portion dedicated by the city of Tucson as right-of-way by Ordinance No. 7966 recorded in Docket 9457 at Page 730.

INVENTORY OWNED BY GENESIS INVESTMENT GROUP, INC.
     All that certain parcel of real property situated in Clark County, State of Nevada, more particularly described as follows:
THE NUMBER OF ONE NINETY-THIRD (1/93rd) UNIDIVIDED INTERESTS AS TENANTS IN COMMON IN AND UNTO THE CONDOMINIUM UNIT NUMBERS SET FORTH IN EXHIBIT “A-1” WITHIN THE PROJECT KNOWN AS THE CARRIAGE HOUSE AND MORE PARTICULARLY DESCRIBED AS FOLLOWS:
UNIT (See Below) of the Amended Plat of THE CARRIAGE HOUSE, as the same is established and identified in the Plan of Condominium filed pursuant to the provisions of NRS 117.020, recorded March 5, 1974, in Book 16 of Plats, at Page 71, Official Records, Clark County, Nevada, and as defined in that certain Declaration of Restrictions recorded March 5, 1974, as Instrument No. 365570, in Book 406, Official Records, Clark County, Nevada, and more particularly described by and subject to the First Supplemental of the Declaration of Condominium of Carriage House Condominium recorded in the Official Records of Office of the County Recorder of Clark County, Nevada, in Book 1883 as Document No. 1842655, as amended (“Declaration”).
EXCEPTING FROM SUCH INTEREST, the exclusive right to use and occupy the specific Condominium Unit to which such Timeshare Interest attaches and reserving unto the Declarant, its successors and assigns, all those certain easements referred to in the aforesaid Declaration.
TOGETHER WITH the right to use and occupy the type of Unit designated during the Season (“Designated Season”) as each are further defined and set forth in the contract between the Developer from whom GRANTOR’s predecessors took title and in the current Rules and Regulations of the Carriage House Timeshare Association.
TOGETHER and with all the rights and privileges and subject to the covenants, conditions, easements and restrictions set forth in the said Declaration and the By-Laws, and the Rules and Regulations of the Carriage House Timeshare Association, Inc., as each of those documents may be amended from time to time.
Account No.: See Below for account numbers.

Carriage
House
Account #	Type	Season

16829	1 Bed Mst VP	Silver
14421	1 Bed Mst VP	Gold
14422	1 Bed Mst VP	Gold
15736	1 Bed Mst VP	Bronze
16592	1 Bed Mst VP	Gold
14877	1 Bed Mst VP	Gold
70597	1 Bed Mst VP	Gold

EXHIBIT A-8
Rights Documents
(Attached)

Rights Documents
To the extent assignable, any and all rights of Sellers as Declarant, Developer, and/or Seller (as defined in the applicable plan or declaration) arising under the following:
•	Premiere Vacation Club Membership Plan (Restated), recorded in the Official Records of the Maricopa County Recorder on February 15, 2008 as Entry No. 2008-0133225, as amended

•	Varsity Clubs of America Tucson Chapter Restated Membership Plan, recorded in the Official Records of the Maricopa County Recorder on January 21, 1998 as Docket No. 10716, at Page 683, Sequence No. 98010251, as amended

•	Declaration of Covenants, Conditions and Restrictions for The Inn at Los Abrigados, recorded in the Official Records of Coconino County on November 25, 1997 as Instrument No. 97-33921, Docket 2045, at Page 001, as amended

•	Kohl’s Ranch Vacation Club Membership Plan (Restated), recorded in the Official Records of the Gila County Recorder on October 29, 2002 as Document Id. 2002-016942, as amended

•	Varsity Clubs of America South Bend Chapter Membership Plan (Restated), recorded in the Official Records of the St. Joseph County Recorder on July 25, 2007 as Entry No. 0729204, as amended

•	Sedona Vacation Club Membership Plan (Restated), recorded in the Official Records of Coconino County on October 24, 2002 as Entry No. 3166134, as amended

•	Condominium and Time Share Ownership Declaration for Golden Eagle Resort, a Condominium, recorded in the Official Records of the Larimer County Recorder on August 31, 1987 as Receipt No. 87050248, as amended

•	Such documents and instruments and any amendments relating to the operation, organization, control or development of the real property described in the documents and instruments referred to above.

Trade Names and Trademarks
     Any of Seller’s rights and interests in the trade names and marks more fully described on the attached schedule.
Any of Seller’s rights and interests, to the extent they exist and including non-exclusive rights, in the following names Seller has used in the course of its business:
•	Los Abrigados Resort & Spa

•	The Inn at Los Abrigados

•	Kohl’s Ranch Lodge

•	Varsity Clubs of America

•	Varsity Clubs — South Bend

•	Varsity Clubs — Tucson

•	The Stadium Bar and Grill

•	Club Pet

•	Sedona Vacation Club

•	Kohl’s Ranch Vacation Club

•	Premiere Vacation Club at the Roundhouse

•	The View Restaurant

•	Zane Grey Steakhouse (and Saloon)

•	On the Rocks Bar and Grill

•	The Celebrity Room

•	First Piggy

•	Celebrity House

•	Winner’s Circle
The following names are owned by third parties and Sellers do not purport to transfer any interest in such names owned by such third parties. Sellers do not believe that they have any rights in such names.
•	Premiere Vacation Club

•	PVC

•	Premiere Vacation Club at Bell Rock

•	Sea of Cortez Premiere Vacation Club

•	The Golden Eagle Resort

•	The Carriage House

•	Rancho Mañana

•	The Roundhouse Resort

•	Scottsdale Camelback Resort
Any of Seller’s rights and interests in the name ILX Resorts Incorporated but only after Seller ceases to operate as a business.

TradeID	Status	Company	Name/Mark	Jurisdiction	DueDate	Registration	Notes
TR006	A	ILX	ILX PREMIERE VACATION CLUB	FEDERAL REG. NO. 2,601,595	7/30/2012	7/30/2002	RENEWAL APPLICATION DUE BY 7/30/2012

TR007	A	ILX	ILX RESORTS & DESIGN	FEDERAL REG. NO. 2,340,961	6/6/2019	4/11/2000	AFFIDAVIT OF CONTINUED USE — 10 YEAR RENEWAL DUE BY 4/11/2006; RENEWAL APPLICATION BY 4/10/2010

TR008	A	LAPLP	POOL CUES CROSSING THREE BILLIARD BALLS WITH STEAK & STICK SUPERIMPOSED	ARIZONA TRADEMARK	12/28/2014	2/17/1994

TR009	A	LAPLP	JOEY WITH BISTRO SUPERIMPOSED THROUGH THE Y	ARIZONA TRADEMARK	3/7/2015	3/7/1995

TR010	A	LAPLP	JOEY WITH PIZZA SUPERIMPOSED THROUGH THE Y	ARIZONA TRADEMARK	2/14/2015	3/7/1995

TR011	A	ILX	HOBO STATION TRADEMARK WITH LOCOMOTIVE AND PINE TREES	ARIZONA TRADE MARK	4/26/2019	4/26/1999	TRADEMARK NO. 42621

TR012	A	ILX	ILX PREMIERE COUNTRY CLUB (LOGO)	ARIZONA TRADE NAME	4/27/2014	4/27/1999	TRADENAME NO. 210962

TR013	A	ILX	CRAG’S LODGE TRADEMARK WITH GOLDEN EAGLE AND PINE TREES	ARIZONA TRADEMARK	3/10/2020	3/10/2000

TR014	A	ILX	RED ROCK SPRINGS FARMERS MARKET	ARIZONA TRADEMARK	7/11/2010	7/11/2000

TR015	A	ILX	THE HISTORIC CRAGS LODGE, GOLDEN EAGLE RESORT	COLORADO TRADEMARK	3/14/2015	3/14/2000

TR016	A	ILX	ARIZONA VACATION CLUB	ARIZONA TRADE NAME	5/13/2011	5/13/1996

TR017	A	ILX	PREMIERE VACATION CLUB	ARIZONA TRADE NAME	10/22/2012	10/22/1997

TR018	A	LAPLP	STEAK & STICKS	ARIZONA TRADE NAME	12/28/2014	12/28/1994

TR019	A	LAPLP	JOEY BISTRO	ARIZONA TRADE NAME	3/7/2015	3/7/1995

TR020	A	LAPLP	JOEY PIZZA	ARIZONA TRADE NAME	3/7/2015	3/7/1995

TR021	A	ILX	RED ROCK COLLECTION	ARIZONA TRADE NAME	1/27/2013	1/28/1993

TR022	A	ILX	SEDONA SPA	ARIZONA TRADE NAME	3/11/2012	3/11/1997

Trade ID	Status	Company	Name/Mark	Jurisdiction	DueDate	Registration	Notes
TR025	A	ILX	THE HISTORIC CRAGS LODGE, GOLDEN EAGLE RESORT	ARIZONA TRADE NAME	3/10/2015	3/10/2000

TR026	A	ILX	RED ROCK SPRINGS FARMERS MARKET	ARIZONA TRADE NAME	7/11/2010	7/11/2000

TR027	A	ILX	THE HISTORIC CRAGS LODGE, GOLDEN EAGLE RESORT	COLORADO TRADE NAME		3/14/2000	RENEWAL IS AUTOMATIC AS LONG AS AN ACTIVE BUSINESS ACCOUNT IS MAINTAINED WITH THE COLORADO DEPT OF REVENUE

TR033	A	PDI	PREMIERE DEVELOPMENT	CLARK COUNTY	7/31/2013	7/17/2008	FICTITIOUS NAME

TR035	A	ILX	SEDONA SPA	FEDERAL REG. NO. 3085529	10/25/2012	10/1/2012	AFFIDAVIT OF CONTINUING USE MUST BE FILED DURING THE 6 MONTHS BEFORE THE SIXTH ANNIVERSAY (04-25-2016)

TR037	A	LAPLP	SEDONA HEALTH SPA SALON	ARIZONA TRADE NAME	6/6/2011	6/6/2006	TRADE NAME NECESSARY FOR LAR SPA COSMETOLOGY LICENSE

TR039	A	ILX	THE RED ROCK AND BASKET LOGO	FEDERAL REG. NO. 3,167,745	11/7/2011	11/7/2006	SECTION 8 & 15 AFFIDAVITS MUST BE FILED BETWEEN THE 5TH AND 6TH YEARS FOLLOWING REGISTRATION; THE ABSOLUTE DEADLINE IS 11/06/2012

TR042	A	ILXBR	PREMIERE VACATION CLUB AT BELL ROCK, SEDONA	ARIZONA TRADE NAME	5/15/2012	5/15/2007	TRADE NAME FOR BELL ROCK (NAME CHANGED FROM THE BELL ROCK INN & SUITES)

TR049	A	ILX	ILX PREMIERE COUNTRY CLUB AND HALF CIRCLE	ARIZONA TRADE MARK	4/27/2019	4/27/1999	TRADEMARK NO. 42650

TR050	A	ILX	ILX PREMIERE IN HALF CIRCLE SHAPE/COUNTRY CLUB CENTERED	ARIZONA TRADE MARK	8/11/2010		VIRTUAL GOLF SIMULATOR AND ADS

TR052	A	ILX	PREMIERE VACATION CLUB	FEDERAL REG. NO. 3,579,448	2/24/2014	2/24/2009	TRADEMARK; SECTION 8 & 15 AFFIDAVITS DUE SOMETIME AFTER 02/24/2014 BUT BEFORE 02/24/2015

TR056	A	ILX	STAKES & STICKS SPORTS BAR AND CELEBRITY GRILL	ARIZONA TRADE NAME	12/15/2014	12/15/2009	TRADENAME FOR RESTAURANT

Schedule 1(g)
Vehicles
Attached hereto.

ILX RESORTS INCORPORATED
U.S.
VEHICLES

LICENSE PLATE
YEAR	MAKE/MODEL	VIN	NO.	TITLED TO	LOCATION
1974	Chevrolet Pick Up	CKY244J132226	452TSB	Golden Eagle Resort	Golden Eagle Resort, Estes Park, CO.
1984	Ford Van	1FDJE37G3EHA86239	CA32864	ILX Resorts Incorporated	Los Abrigados Resort & Spa, Sedona, AZ
1985	Dodge Ram	1B4HW12T2FS570591	FHE9915	The Golden Eagle	Golden Eagle Resort, Estes Park, CO
1991	Ford Pick Up	1FTCR10A6MUD68845	4LP870	Los Abrigados Resort	Los Abrigados Resort & Spa, Sedona, AZ
1993	Ford Escort	3FAPP15J2PR132033	CC61892	ILX Resorts Incorporated	Premiere Vacation Club at the Roundhouse Resort, Pinetop, AZ
1994	Ford Econoline Van	1FDEE14H9RHCO5534	4YZ503	Los Abrigados Resort	Kohl’s Ranch Lodge, Payson, AZ
1995	Dodge Van	1B4GH44R3SX586739	VCAONE	Varsity Clubs of America, South Bend	Varsity Clubs of America, South Bend Chapter, Mishawaka, IN
1995	Chevrolet Pick Up	1GCGK24K6SZ280361	CB39090	ILX Incorporated (NKA ILX Resorts Incorporated)	Kohl’s Ranch Lodge, Payson, AZ
1996	ASVE (Assembled Vehicle)	AZ201705	CA58591	ILX Resorts Incorporated	Premiere Vacation Club at Bell Rock, Sedona, AZ
1996	Chevrolet Blazer	1GNCS13WXT2115833	5CK581	ILX Incorporated (NKA ILX Resorts Incorporated)	Premiere Vacation Club at the Roundhouse Resort, Pinetop, AZ
1997	Dodge Van	2B5WB35Z6VK565512	5EJ268	ILX incorporated (NKA ILX Resorts Incorporated)	Kohl’s Ranch Lodge, Payson, AZ
1998	Dodge Van	2B4GP44R8WR645355	999BTA	ILX Resorts Incorporated	Varsity Clubs of America, Tucson Chapter, Tucson, AZ
1999	Chevrolet Laundry Van	1GBHG31R1X1005973	CA62714	ILX Incorporated (NKA ILX Resorts Incorporated)	Los Abrigados Resort & Spa, Sedona, AZ
2000	Ford 25 Passenger Van	1FDWE45F5YHA54368	3ZZ715	Premiere Development Incorporated	Los Abrigados Resort & Spa, Sedona, AZ
2001	Ford Econoline Van	1FDNS24L41HB05185	CD13214	Premiere Development incorporated	Los Abrigados Resort & Spa, Sedona, AZ
2003	Kia Sedona Van	KNDUP131336389077	AH005	ILX Resorts Incorporated	Los Abrigados Resort & Spa, Sedona, AZ
2003	Kia Sedona Van	KNDUP131036406174	AH006	ILX Resorts Incorporated	Premiere Vacation Club at Bell Rock, Sedona, AZ
2004	Nissan Titan Pick Up	1N6AA07A14N521833	AH004	ILX Resorts Incorporated	Los Abrigados Resort & Spa, Sedona, AZ
2004	Jeep Grand Cherokee	1J4GW48S24C243513	394MEZ	ILX Resorts Incorporated	Los Abrigados Resort & Spa, Sedona, AZ
2005	Polaris Ranger 2X4 (ATV)	4XARB50A25D726148	MCVR5K	ILX Resorts Incorporated	Kohl’s Ranch Lodge, Payson, AZ
2005	Dodge Van	2D4GP44L25R378584	CA55073	ILX Resorts Incorporated	3840 N. 16th Street, Phoenix, AZ
2006	Polaris Ranger 4X4 (ATV)	4XARD50A56D030024	9ZRRRV	ILX Resorts Incorporated	Premiere Vacation Club at the Roundhouse Resort, Pinetop, AZ
2006	Kia Sedona Van	KNDMB233666034026	238NCX	Varsity Clubs of America	Varsity Clubs of America, South Bend Chapter, Mishawaka, IN
2007	Chevrolet 2WD Pick Up Truck	1GCEC14X77Z169187	CE81743	ILX Resorts Incorporated	Premiere Vacation Club at the Roundhouse Resort, Pinetop, AZ
2007	Chevrolet G20 Van	1GCGG29V271216439	CF21169	ILX Resorts Incorporated	Sedona OPC, 250 Brewer Road, Sedona AZ

ILX RESORTS INCORPORATED
MEXICO
VEHICLES

YEAR	MAKE/MODEL	VIN	LICENSE PLATE NO.	TITLED TO	LOCATION
2003	Volkswagen Eurovan	WV2RJ07073H084609	VXH3679	Sea of Cortez Premiere Vacation Club S. de R. L. de C.V.	Sea of Cortez, Premiere Vacation Club, San Carlos, Sonora, Mexico
2006	Toyota Hiace	JTFSX23P366006767	VXH3677	Sea of Cortez Premiere Vacation Club S. de R. L. de C.V.	Sea of Cortez, Premiere Vacation Club, San Carlos, Sonora, Mexico
2007	Chevrolet Express Van	1GAHG39U371205217	VWH3678	Puerto Penasco Vacation Destinations, S. de R.L. de C.V.	Sea of Cortez, Premiere Vacation Club, San Carlos, Sonora, Mexico

Domain Names and Websites
Any of Seller’s rights and Interests in the domain names and websites as described in the attached schedule.

DOMAIN NAMES
Network Solutions

Domain Name	Expires	Status
cragslodge.com	Jan-11
sedonaspa.com	Jan-11
GoDaddy

Domain Name	Expires	Status
AZECOTRAVELER.COM	4/17/2014	Active — Locked
AZECOTRAVELER.INFO	10/22/2010	Active — Locked
AZECOTRAVELER.NET	10/22/2010	Active — Locked
AZECOTRAVELER.ORG	10/22/2010	Active — Locked
BELLROCKSUITES.COM	6/9/2011	Active — Unlocked
BUNKNCHOW.COM	6/15/2011	Active — Unlocked
GREEKSIDEWEDDINGS.COM	6/23/2011	Active — Unlocked
DISCOVERSANCARLOSMEXICO.COM	2/9/2011	Active — Locked
EXPERIENCESANCARLOS.COM	2/9/2011	Active — Locked
FIRSTPIGGYBANK.COM	1/31/2011	Active — Unlocked
FIRSTPIGGYBANK.NET	3/26/2012	Active — Unlocked
FIRSTPIGGYBANK.ORG	3/26/2012	Active — Unlocked

JOEYBISTRO.COM	4/23/2011	Active — Locked
KOHLSRANCH.COM	7/12/2011	Active — Locked
KOHLSRANCHLODGE.COM	4/23/2011	Active — Unlocked
KOHLSRANCHVACATION.COM	9/14/2011	Active — Locked
LEGACYPARKSEDONA.COM	8/16/2011	Active — Locked
LEGACYPARKVILLAGES.COM	8/16/2011	Active — Unlocked
LOSABRIGADOS.COM	9/21/2011	Active — Locked
LOSABRIGADOSVACATION.COM	9/14/2011	Active — Locked

Domain Name	Expires	Status
NDFOOTBALLWEEKS.COM	8/22/2011	Active — Locked
PASSPORTNIGHTS.COM	10/27/2010	Active — Locked
PREMIEREVACATIONCLUB.COM	7/13/2011	Active — Locked
PREMIERVACATIONCLUB.COM	7/13/2011	Active — Locked
REDROCKFANTASY.COM	6/7/2013	Active — Locked
REDROCKFANTASY.INFO	10/22/2010	Active — Locked
REDROCKFANTASY.NET	10/22/2010	Active — Locked
REDROCKFANTASY.ORG	10/22/2010	Active — Locked
ROCKYPOINTPVC.COM	4/13/2011	Active — Locked
SANCARLOSADVENTURE.COM	3/17/2011	Active — Locked
SANCARLOSRESORT.COM	9/14/2011	Active — Locked
SEAOFCORTEZPVC.COM	6/29/2011	Active — Locked
SEDONAADVENTURE.COM	2/23/2011	Active — Locked
SEDONALEGACYPARK.COM	8/16/2010	Active — Locked
SOUTHBENDVCA.COM	11/6/2010	Active — Locked
STADIUMSPORTSGRILL.COM	1/7/2011	Active — Locked
THESEDONASPA.COM	5/12/2011	Active — Locked
THEVILLAGESATLEGACYPARK.COM	8/16/2011	Active — Locked
TRBIAZ.COM	8/23/2011	Active — Locked
TUCSONVCA.COM	9/14/2011	Active — Locked
VEGASTOSEDONA.COM	1/7/2011	Active — Locked
VILLAGESATLEGACYPARK.COM	8/16/2011	Active — Locked
ZANEGREYSTEAKHOUSE.COM	5/12/2011	Active — Locked
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ILXRESORTS.COM
and the related domain names below	will be assigned to Buyer at such time as Seller ceases its business affairs.

Domain Name	Expires	Status
ILXJOBS.COM	8/19/2011	Active — Unlocked
ILXRESERVATION.COM	3/12/2011	Active — Locked
ILXTRAVEL.COM	11/11/2010	Active — Locked
ILXUPGRADEHOTLINE.COM	10/1/2011	Active — Locked

EXHIBIT B
List of Unsold Timeshare Interests
Exhibit B-1

Stand Alone Inventory
The following interests in stand alone inventory as further described on the attached schedules:

Inn at Los Abrigados	107.5 weeks
Kohl’s Ranch Lodge	22.5 weeks
Golden Eagle Resort	9 weeks
Los Abrigados Resort	193.5 weeks
VCA — South Bend	273.5 weeks
VCA—Tucson	51.5 weeks
The Carriage House	7 weeks

INVENTORY OWNED BY ILX RESORTS INCORPORATED
An undivided 107.5/510 fee simple interest in and to the real property described at Docket 1915, page 410, et seq., recorded September 13, 1996, in the official records of Coconino County, Arizona, subject to the general terms and conditions of the Membership Plan for The Inn at Los Abrigados, as such plan may be amended from time to time (the “Plan”), recorded November 25, 1997 at Docket 2045, page 001, official records of Coconino County, Arizona and attached hereto;
Together with all rights and privileges appurtenant thereto.
Subject to the terms and conditions set forth in the Plan and subject to the specific terms and conditions set forth in the Plan with respect to the following types of Membership:

Unit Type:	107.5 Inn
Occupancy Period:	One Week for Each Membership Share
Seasonal Priority:	Prime
Annual Frequency:	Every Year
Unit Number:	Not Applicable

EXHIBIT A
PARCEL 1:
A PARCEL OF LAND SITUATED IN THE NORTHEAST QUARTER OF THE NORTHEAST QUARTER OF SECTION 18, TOWNSHIP 17 NORTH, RANGE 6 EAST OF THE GILA AND SALT RIVER BASE AND MERIDIAN, COCONINO COUNTY, ARIZONA, SAID PARCEL BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:
COMMENCING AT THE NORTHEAST CORNER OF SAID SECTION 18 AS MARKED BY A B.L.M. BRASS CAPPED PIPE AND FROM WHICH THE NORTH QUARTER CORNER OF SAID SECTION 18, ALSO MARKED BY A B.L.M. BRASS CAPPED PIPE, LIES SOUTH 89 DEGREES 51 MINUTES 39 SECONDS WEST (BASIS OF BEARINGS FOR THIS DESCRIPTION) A DISTANCE OF 2,634.18 FEET;
THENCE FROM SAID NORTHEAST CORNER OF SECTION 18, SOUTH 89 DEGREES 51 MINUTES 39 SECONDS WEST A DISTANCE OF 737.24 FEET ALONG THE NORTH LINE OF THE NORTHEAST QUARTER OF SAID SECTION 18 TO A POINT ON THE BOUNDARY LINE OF THE LOS ABRIGADOS RESORT;
THENCE SOUTH 34 DEGREES 46 MINUTES 21 SECONDS EAST A DISTANCE OF 160.69 FEET ALONG SAID BOUNDARY LINE OF THE LOS ABRIGADOS RESORT TO A 1/2” REBAR WITH PLASTIC CAP STAMPED “LS 14184” PREVIOUSLY SET AT THE POINT OF BEGINNING OF THE HEREIN DESCRIBED PARCEL;
THENCE LEAVING SAID BOUNDARY OF THE LOS ABRIGADOS RESORT, SOUTH 34 DEGREES 46 MINUTES 21 SECONDS EAST (SOUTH 34 DEGREES 43 MINUTES EAST PER DOCKET 422, PAGE 567 CCRO) A DISTANCE OF 107.42 FEET ALONG THE WESTERLY BOUNDARY OF TLAQUEPAQUE TO AN ANGLE POINT THEREIN;
THENCE SOUTH 12 DEGREES 21 MINUTES 39 SECONDS WEST (SOUTH 12 DEGREES 25 MINUTES WEST PER DOCKET 422, PAGE 567 CCRO) A DISTANCE OF 73.80 (73.80 PER DOCKET 422, PAGE 567 CCRO) FEET ALONG SAID WESTERLY BOUNDARY OF TLAQUEPAQUE TO 1 /2” REBAR WITH PLASTIC CAP STAMPED “LS 14184” PREVIOUSLY SET ON THE BOUNDARY OF SAID LOS ABRIGADOS RESORT;
THENCE SOUTH 89 DEGREES 51 MINUTES 39 SECONDS WEST A DISTANCE OF 222.58 FEET ALONG SAID BOUNDARY OF THE LOS ABRIGADOS RESORT TO A CONCRETE NAIL AND BRASS TAG STAMPED “LS 14184” PREVIOUSLY SET IN CONCRETE SIDEWALK;
THENCE NORTH 00 DEGREES 03 MINUTES 39 SECONDS EAST A DISTANCE OF 71.38 FEET ALONG SAID BOUNDARY OF THE LOS ABRIGADOS RESORT TO A CONCRETE NAIL AND BRASS TAG STAMPED “LS 14184” PREVIOUSLY SET IN CONCRETE SIDEWALK;
THENCE NORTH 63 DEGREES 10 MINUTES 57 SECONDS EAST A DISTANCE OF 198.38 FEET ALONG SAID BOUNDARY OF THE LOS ABRIGADOS RESORT TO THE POINT OF BEGINNING.
EXCEPTING THEREFROM ANY PORTION THEREOF DEED TO SAL SAGEV HOTEL, CO., INC. AS RECORDED FEBRUARY 10, 1998 IN DOCKET 2067, PAGE 584.
PARCEL 2:
A NON-EXCLUSIVE EASEMENT OVER THE FOLLOWING DESCRIBED PROPERTY AS SET FORTH IN INSTRUMENT RECORDED FEBRUARY 22, 1994 IN DOCKET 1646, PAGE 182.

A PARCEL OF LAND BEING A PORTION OF THE HART’S VILLAGE SUBDIVISION ACCORDING TO THE PLAT THEREOF RECORDED IN BOOK 2 OF MAPS, PAGE 54 OF THE COCONINO COUNTY RECORDERS OFFICE AND A PORTION OF SECTION 18, TOWNSHIP 17 NORTH, RANGE 6 EAST OF THE GILA AND SALT RIVER BASE AND MERIDIAN, COCONINO COUNTY, ARIZONA, SAID PARCEL BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:
COMMENCING AT THE SOUTHEAST CORNER OF SAID SECTION 7 AS MARKED BY A BLM BRASS CAPPED PIPE AND FROM WHICH THE SOUTH QUARTER CORNER OF SAID SECTION 7, AS MARKED BY A BLM BRASS CAPPED PIPE, LIES SOUTH 89 DEGREES 51 MINUTES 39 SECONDS WEST (BASIS OF BEARINGS FOR THIS DESCRIPTION) A DISTANCE OF 2634.18 FEET;
THENCE SOUTH 89 DEGREES 51 MINUTES 39 SECONDS WEST A DISTANCE OF 1317.09 FEET TO THE SOUTHWEST CORNER OF THE SOUTHEAST QUARTER OF THE SOUTHEAST QUARTER OF SAID SECTION 7;
THENCE NORTH 01 DEGREES 07 MINUTES 57 SECONDS WEST (NORTH 01 DEGREES 04 MINUTES 02 SECONDS WEST REC.) A DISTANCE OF 158.89 FEET TO A 1/2” REBAR WITH PLASTIC CAP STAMPED “LS 14184” (FOUND);
THENCE SOUTH 85 DEGREES 10 MINUTES 31 SECONDS EAST (SOUTH 85 DEGREES 17 MINUTES 23 SECONDS EAST REC.) A DISTANCE OF 65.64 (65.58 REC.) FEET TO A 1/2” REBAR WITH PLASTIC CAP STAMPED “LS 14184” (FOUND);
THENCE SOUTH 02 DEGREES 28 MINUTES 30 SECONDS WEST (SOUTH 02 DEGREES 32 MINUTES 25 SECONDS WEST REC.) A DISTANCE OF 23.87 (23.84 REC.) FEET TO A CONCRETE NAIL WITH BRASS TAG STAMPED “LS 14814” (FOUND);
THENCE NORTH 89 DEGREES 15 MINUTES 05 SECONDS EAST (NORTH 89 DEGREES 16 MINUTES 39 SECONDS EAST REC.) A DISTANCE OF 15.51 (15.50 REC.) FEET TO A CONCRETE NAIL WITH BRASS TAG STAMPED “LS 14184” (FOUND);
THENCE SOUTH 89 DEGREES 50 MINUTES 09 SECONDS EAST (SOUTH 89 DEGREES 48 MINUTES 35 SECONDS EAST REC.) A DISTANCE OF 176.78 (176.73 REC.) FEET TO A 1/2” REBAR WITH PLASTIC CAP STAMPED “LS 14184” (FOUND);
THENCE NORTH 00 DEGREES 04 MINUTES 39 SECONDS WEST (NORTH 00 DEGREES 11 MINUTES 34 SECONDS WEST REC.) A DISTANCE OF 35.32 FEET;
THENCE SOUTH 84 DEGREES 47 MINUTES 24 SECONDS EAST A DISTANCE OF 30.26 FEET TO THE POINT OF BEGINNING;
THENCE NORTH 08 DEGREES 07 MINUTES 05 SECONDS EAST A DISTANCE OF 83.70 FEET TO A POINT OF CURVATURE;
THENCE NORTHEASTERLY ALONG A TANGENT CURVE CONCAVE TO THE SOUTHEAST HAVING A RADIUS OF 60.43 FEET AND A CENTRAL ANGLE OF 36 DEGREES 09 MINUTES 59 SECONDS AN ARC DISTANCE OF 38.14 FEET TO A POINT OF TANGENCY;
THENCE NORTH 44 DEGREES 17 MINUTES 04 SECONDS EAST A DISTANCE OF 32.28 FEET TO A CORNER OF THE LOS ABRIGADOS BOUNDARY;
THENCE SOUTH 41 DEGREES 22 MINUTES 21 SECONDS EAST A DISTANCE OF 25.51 FEET ALONG THE SAID LOS ABRIGADOS BOUNDARY;
THENCE SOUTH 44 DEGREES 17 MINUTES 04 SECONDS WEST A DISTANCE OF 30.35 FEET TO A POINT OF CURVATURE;
THENCE SOUTHWESTERLY ALONG A TANGENT CURVE CONCAVE TO THE SOUTHEAST HAVING A RADIUS OF 35.00 FEET AND A CENTRAL ANGLE OF 36 DEGREES 09 MINUTES 59 SECONDS AN ARC DISTANCE OF 22.09 FEET TO A POINT OF TANGENCY;

THENCE SOUTH 08 DEGREES 07 MINUTES 05 SECONDS WEST A DISTANCE OF 144.37 FEET TO THE BEGINNING OF A CURVE;
THENCE SOUTHEASTERLY ALONG A NONTANGENT CURVE CONCAVE TO THE SOUTHWEST HAVING A RADIUS OF 52.91 FEET, CHORD BEARING OF SOUTH 27 DEGREES 09 MINUTES 46 SECONDS EAST AND CENTRAL ANGLE OF 70 DEGREES 20 MINUTES 25 SECONDS AN ARC DISTANCE OF 64.95 FEET TO A POINT OF NON TANGENCY;
THENCE SOUTH 71 DEGREES 06 MINUTES 03 SECONDS EAST A DISTANCE OF 34.40 FEET TO A POINT OF CURVATURE;
THENCE SOUTHEASTERLY ALONG A TANGENT CURVE CONCAVE TO THE SOUTHWEST HAVING A RADIUS OF 89.81 FEET AND A CENTRAL ANGLE OF 45 DEGREES 48 MINUTES 01 SECONDS AN ARC DISTANCE OF 71.79 FEET TO THE POINT OF TANGENCY;
THENCE SOUTH 25 DEGREES 18 MINUTES 02 SECONDS EAST A DISTANCE OF 167.11 FEET TO THE BEGINNING OF A CURVE;
THENCE SOUTHEASTERLY ALONG A NONTANGENT CURVE CONCAVE TO THE SOUTHWEST HAVING A RADIUS OF 93. 91 FEET, CHORD BEARING OF SOUTH 12 DEGREES 40 MINUTES 20 SECONDS EAST AND A CENTRAL ANGLE OF 25 DEGREES 15 MINUTES 24 SECONDS AN ARC DISTANCE OF 41.40 FEET TO A POINT OF NONTANGENCY;
THENCE SOUTH 05 DEGREES 15 MINUTES 31 SECONDS EAST A DISTANCE OF 15.12 FEET TO THE NORTHWEST CORNER OF THE PHIL W. MORRIS PROPERTY;
THENCE SOUTH 00 DEGREES 03 MINUTES 39 SECONDS WEST A DISTANCE OF 71.38 FEET TO THE SOUTHWEST CORNER OF SAID PHIL W. MORRIS PROPERTY;
THENCE NORTH 89 DEGREES 56 MINUTES 21 SECONDS WEST A DISTANCE OF 25.24 FEET;
THENCE NORTH 00 DEGREES 02 MINUTES 38 SECONDS WEST A DISTANCE OF 86.39 FEET TO A POINT OF CURVATURE;
THENCE NORTHWESTERLY ALONG A TANGENT CURVE CONCAVE TO THE SOUTHWEST HAVING A RADIUS OF 69.91 FEET AND A CENTRAL ANGLE OF 25 DEGREES 15 MINUTES 24 SECONDS AN ARC DISTANCE OF 30.82 FEET TO A POINT OF TANGENCY;
THENCE NORTH 25 DEGREES 18 MINUTES 02 SECONDS WEST A DISTANCE OF 167.11 FEET TO A POINT OF CURVATURE;
THENCE NORTHWESTERLY ALONG A TANGENT CURVE CONCAVE TO THE SOUTHWEST HAVING A RADIUS OF 65.81 FEET AND A CENTRAL ANGLE OF 45 DEGREES 48 MINUTES 01 SECONDS AN ARC DISTANCE OF 52.61 FEET TO A POINT OF TANGENCY;
THENCE NORTH 71 DEGREES 06 MINUTES 03 SECONDS WEST A DISTANCE OF 65.48 FEET;
THENCE NORTH 18 DEGREES 53 MINUTES 57 SECONDS EAST A DISTANCE OF 12.87 FEET TO A POINT OF TANGENCY;
THENCE NORTHWESTERLY ALONG A NONTANGENT CURVE CONCAVE TO THE SOUTHWEST HAVING A RADIUS OF 20.91 FEET, CHORD BEARING OF NORTH 27 DEGREES 50 MINUTES 08 SECONDS WEST AND A CENTRAL ANGLE OF 99 DEGREES 41 MINUTES 30 SECONDS AN ARC DISTANCE OF 36.38 FEET TO A POINT OF NONTANGENCY;
THENCE NORTH 81 DEGREES 52 MINUTES 55 SECONDS WEST A DISTANCE OF 9.26 FEET;
THENCE NORTH 08 DEGREES 07 MINUTES 05 SECONDS EAST A DISTANCE OF 89.67 FEET TO THE POINT OF BEGINNING.

INVENTORY OWNED BY ILX RESORTS INCORPORATED
An undivided fractional fee simple interest in and to the real property described at Instrument No. 95-666429 in the official records of the Gila County Recorder, Gila County, Arizona and attached hereto, as corresponds to 22.5 Membership Shares as provided for in the Membership Plan for Kohl’s Ranch Vacation Club, as such plan may be amended from time to time (the “Plan”), recorded on April 24, 1995 at Instrument No. 95-664618.
Together with all rights and privileges appurtenant thereto.
     Subject to the terms and conditions set forth in the Plan and subject to the specific terms and conditions set forth in the Plan with respect to the following types of Membership:

Unit Types:	1 Christopher Creek, 6 Ponderosa, 4.5 Tonto Creek And 1 Zane Grey
Occupancy Period:	One Week
Seasonal Priority:	Prime
Annual Frequency:	Every Year
Unit Number:	Not Applicable

Unit Types:	1.5 Christopher Creek, 6.5 Ponderosa, 1 Tonto Creek And 1 Zane Grey
Occupancy Period:	One Week
Seasonal Priority:	High
Annual Frequency:	Every Year
Unit Number:	Not Applicable

No. 336-1304144
EXHIBIT “A”
PARCEL NO. 1:
Track K of KOHL’S TONTO CREEK RANCH PLAT “A”, Map No. 356, as recorded in the office of the Gila County Recorder, Gila County, Arizona located in a portion of Homestead Entry Survey No. 567 lying within Section 21, Township 11 North, Range 12 East of the Gila and Salt River Base and Meridian, Gila County, Arizona, more particularly described as follows:
COMMENCING for a tie at Corner No. 3 of said H.E.S. No. 567;
thence South 11 degrees 30 minutes 40 seconds East, along the Westerly line of said H.E.S. No. 567, a distance of 751.85 feet to the Northwest corner of Lot 72 of said KOHL’S TONTO CREEK RANCH PLAT “A”;
thence leaving said Westerly line, North 72 degrees 31 minutes 30 seconds East, a distance of 108.23 feet to a point, said point being the intersection of the North line of said Lot 72 extended and the East right-of-way of SHORT ROAD, said point being the TRUE POINT OF BEGINNING;
thence North 11 degrees 30 minutes 40 seconds West (North 11 degrees 46 minutes 50 seconds West recorded), along the East right-of-way line of SHORT ROAD, a distance of 725.49 feet (729.60 feet recorded) to the intersection with the East right-of-way of STATE ROUTE 260, said intersection being a point on a curve concave to the Northwest having a radius. of 880.00 feet, a radial line through said intersection bears South 62 degrees 57 minutes 16 seconds East;
thence Northeasterly 111.54 feet (107.43 recorded) along said curve through a central angle of 07 degrees 15 minutes 44 seconds to the beginning of a tangent curve to the left, said curve being parallel to and 50.00 feet right of the STATE ROUTE 260 centerline spiral curve having a rate of change in degree of curvature, a = 4.8627 degrees, a full spiral deviation angle of 04 degrees 54 minutes 00 seconds, and a spiral distance of 141.96 feet;
thence Northeasterly continuing along the East right-of-way line of STATE ROUTE 260, a distance of 146.24 feet along said curve to a point of tangency;
thence North 14 degrees 53 minutes 00 seconds East (North 14 degrees 49 minutes 10 seconds East recorded), continuing along the East right-of-way line of STATE ROUTE 260, a distance of 288.61 feet (287.62 feet recorded) to the intersection with the South right-of-way of BUENAGUA ROAD;
thence South 43 degrees 48 minutes 48 seconds East (South 44 degrees 15 minutes 10 seconds East recorded), along the South right-of-way of said BUENAGUA ROAD, a distance of 159.16 feet (157.67 feet recorded);
thence South 38 degrees 12 minutes 48 seconds East (South 38 degrees 39 minutes 10 seconds East recorded), continuing along the South right-of-way of said BUENAGUA ROAD, a distance of 223.06 feet;
thence South 29 degrees 35 minutes 48 seconds East (South 30 degrees 02 minutes 10 seconds East recorded), continuing along the South right-of-way of said BUENAGUA ROAD, a distance of 19.24 feet (27.57 feet recorded);
thence South 22 degrees 45 minutes 51 seconds East (South 23 degrees 02 minutes 00 seconds East recorded), leaving the South right-of-way of said BUENAGUA ROAD, a distance of 340.38 feet (332.09 feet recorded);
thence South 14 degrees 53 minutes 10 seconds East (South 15 degrees 19 minutes 10 seconds East recorded), a distance of 33.13 feet (33.15 feet recorded) to a point on the West right-of-way of BUENAGUA ROAD;

No. 336-1304144
thence South 05 degrees 03 minutes 48 seconds East (South 05 degrees 30 minutes 10 seconds East recorded), along the West right-of-way of said BUENAGUA ROAD, a distance of 271.76 feet (271.74 feet recorded);
thence South 02 degrees 06 minutes 48 seconds East (South 02 degrees 33 minutes 10 seconds East recorded), continuing along the West right-of-way of BUENAGUA ROAD, a distance of 36.58 feet;
thence South 30 degrees 43 minutes 12 seconds West (South 30 degrees 16 minutes 50 seconds West, recorded), leaving the West right-of-way of BUENAGUA ROAD, a distance of 192.50 feet (193.61 feet recorded);
thence South 72 degrees 35 minutes 33 seconds West (South 72 degrees 20 seconds 30 minutes West recorded), a distance of 233.32 feet;
thence South 72 degrees 31 minutes 30 seconds West (South 72 degrees 20 minutes 30 seconds West recorded), a distance of 123.20 feet (123.81 feet recorded) to the TRUE POINT OF BEGINNING;
EXCEPT that portion of Tract K, of KOHL’S TONTO CREEK RANCH PLAT “A”, according to the plat of record in the office of the County Recorder of Gila County, Arizona, recorded in Map No. 356, located in a portion of Homestead Entry Survey No. 567 lying within Section 21, Township 11 North, Range 12 East of the Gila and Salt River Base and Meridian, Gila County, Arizona, being described as follows:
COMMENCING for a tie at Corner No. 3 of said H.E.S. No. 567;
thence South 11 degrees 32 minutes 34 seconds East, along the line between Corner No. 3 and No. 2 of said H.E.S. No. 567, a distance of 751.72 feet (752.78 feet recorded) to the Northwest corner of Lot 72, of KOHL’S TONTO CREEK RANCH, according to the plat of record in the office of the County Recorder of Gila County, Arizona, recorded in Map No. 112;
thence North 72 degrees 34 minutes 09 seconds East (North 72 degrees 51 minutes East recorded), a distance of 107.81 feet (108.20 feet recorded) to a point being the intersection of the Northerly line of said Lot 72 extended and the Easterly right-of-way of SHORT ROAD;
thence North 11 degrees 30 minutes 40 seconds West (North 11 degrees 46 minutes 50 seconds West recorded), along the Easterly line of said SHORT ROAD, a distance of 22.84 feet to the POINT OF BEGINNING;
thence North 11 degrees 30 minutes 40 seconds West (North 11 degrees 46 minutes 50 seconds West recorded), continuing along the Easterly line of SHORT ROAD, a distance, of 64.98 feet;
thence North 76 degrees 23 minutes 24 seconds East, a distance of 78.14 feet;
thence South 13 degrees 29 minutes 59 seconds East, a distance of 20.00 feet;
thence South 76 degrees 23 minutes 24 seconds West, a distance of 39.09 feet;
thence South 13 degrees 36 minutes 36 seconds East, a distance of 44.94 feet;
thence South 76 degrees 23 minutes 24 seconds West, a distance of 41.38 feet to the POINT OF BEGINNING; and
EXCEPT that portion of Tract K, of KOHL’S TONTO CREEK RANCH PLAT “A”, according to the plat of record in the office of the County Recorder of Gila County, Arizona, recorded in Map No. 356 located in a portion of Homestead Entry Survey No. 567 lying within Section 21, Township 11 North, Range 12 East of the Gila and Salt River Base and Meridian, Gila County, Arizona, being described as follows:
COMMENCING for a tie at Corner No. 3 of said H.E.S. No. 567;

No. 336-1304144
thence South 11 degrees 32 minutes 34 seconds East, along the line between Corner No. 3 and No. 2 of said H.E.S. No. 567, a distance of 751.72 feet (752.78 feet recorded) to the Northwest corner of Lot 72, of KOHL’S TONTO CREEK RANCH, according to the plat of record in the office of the County Recorder of Gila County, Arizona, recorded in Map No. 112;
thence North 72 degrees 34 minutes 09 seconds East (North 72 degrees 51 minutes East recorded), a distance of 107.81 feet (108.20 feet recorded) to a point being the intersection of the Northerly line of said Lot 72 extended and the Easterly right-of-way of SHORT ROAD;
thence North 11 degrees 30 minutes 40 seconds West (North 11 degrees 46 minutes 50 seconds West recorded), along the Easterly line of said SHORT ROAD, a distance of 357.94 feet;
thence North 77 degrees 30 minutes 01 seconds East, a distance of 21.37 feet to the POINT OF BEGINNING;
thence continuing North 77 degrees 30 minutes 01 seconds East, a distance of 11.18 feet;
thence South 12 degrees 47 minutes 54 seconds East, a distance of 5.97 feet;
thence South 77 degrees 30 minutes 01 seconds West, a distance of 11.18 feet;
thence North 12 degrees 47 minutes 54 seconds West, a distance of 5.97 feet to the POINT OF BEGINNING; and
EXCEPT that portion of Tract K, of KOHL’S TONTO CREEK RANCH PLAT “A”, according to the plat of record in the office of the County Recorder of Gila County, Arizona, recorded in Map No. 356 located in a portion of Homestead Entry Survey No. 567 lying within Section 21, Township 11 North, Range 12 East of the Gila and Salt River Base and Meridian, Gila County, Arizona, being described as follows:
COMMENCING for a tie at Corner No. 3 of said H.E.S. No. 567;
thence South 11 degrees 32 minutes 34 seconds East, along the line between Corner No. 3 and No. 2 of said H.E.S. No. 567, a distance of 751.72 feet (752.78 feet recorded) to the Northwest corner of Lot 72, of KOHL’S TONTO CREEK RANCH, according to the plat of record in the office of the County Recorder of Gila County, Arizona, recorded in Map No. 112;
thence North 72 degrees 34 minutes 09 seconds East (North 72 degrees 51 minutes East recorded), a distance of 107.81 feet (108.20 feet recorded) to a point being the intersection of the Northerly line of said Lot 72 extended and the Easterly right-of-way of SHORT ROAD;
thence North 11 degrees 30 minutes 40 seconds West (North 11 degrees 46 minutes 50 seconds West recorded), along the Easterly line of said SHORT ROAD, a distance of 710.49 feet to the POINT OF BEGINNING;
thence North 11 degrees 30 minutes 40 seconds West (North 11 degrees 46 minutes 50 seconds West recorded), continuing along the Easterly line of said SHORT ROAD, a distance of 15.00 feet to the intersection with the Easterly right-of-way of ARIZONA STATE ROUTE 260;
thence South 62 degrees 57 minutes 16 seconds East, a distance of 10.00 feet;
thence South 30 degrees 13 minutes 14 seconds West, a distance of 11.75 feet to the POINT OF BEGINNING.
PARCEL NO. 2:
Tract “B”, of KOHL’S TONTO CREEK RANCH, according to the plat of record in the office of the County Recorder of Gila County, Arizona, recorded in Map No. 112, described as follows:
COMMENCING at Corner No. 5 of said Homestead Entry Survey No. 567, said point being the TRUE POINT OF BEGINNING;

No. 336-1304144
thence South 22 degrees 45 minutes 51 seconds East (South 23 degrees 02 minutes 00 seconds East recorded), along the Easterly line of said H.E.S. No. 567, a distance of 288.53 feet to a point on the Northerly right-of-way of BUENAGUA ROAD;
thence North 38 degrees 12 minutes 48 seconds West (North 38 degrees 39 minutes 10 seconds West recorded), along said right-of-way, a distance of 145.99 feet;
thence North 43 degrees 48 minutes 48 seconds West (North 44 degrees 15 minutes 10 seconds West and North 43 degrees 43 minutes West recorded), continuing along said right-of-way, a distance of 174.93 feet to the intersection with the East right-of-way of STATE ROUTE 260;
thence North 14 degrees 53 minutes 00 seconds East (North 14 degrees 49 minutes 10 seconds East recorded), along said East right-of-way of STATE ROUTE 260, a distance of 4.06 feet to the beginning of a tangent curve to the rights, said curve being parallel to and 50.00 feet right of the STATE ROUTE 260 centerline spiral curve having a rate of change in degree of curvature, a = 3.088 degrees, and a full spiral deviation angle of 04 degrees 36 minutes 00 seconds;
thence Northeasterly 22.21 feet (23.96 feet recorded) along said curve to the intersection with the North line of H.E.S. No. 567;
thence South 89 degrees 50 minutes 00 seconds East (South 89 degrees 33 minutes East and North 89 degrees 55 minutes East recorded), along the North line of said H.E.S. No. 567, a distance of 93.01 feet (92.82 feet recorded) to the TRUE POINT OF BEGINNING.
PARCEL NO. 3:
That portion of Tract K, of KOHL’S TONTO CREEK RANCH PLAT “A”, according to the plat of record in the office of the County Recorder of Gila County, Arizona, recorded in Map No. 356, located in a portion of Homestead Entry Survey No. 567 lying within Section 21, Township 11 North, Range 12 East of the Gila and Salt River Base and Meridian, Gila County, Arizona, being described as follows:
COMMENCING for a tie at Corner No. 3 of said H.E.S. No. 567;
thence South 11 degrees 32 minutes 34 seconds East, along the line between Corner No. 3 and No. 2 of said H.E.S. No. 567, a distance of 751.72 feet (752.78 feet recorded) to the Northwest corner of Lot 72, of KOHL’S TONTO CREEK RANCH, according to the plat of record in the office of the County Recorder of Gila County, Arizona, recorded in Map No. 112;
thence North 72 degrees 34 minutes 09 seconds East (North 72 degrees 51 minutes East recorded), a distance of 107.81 feet (108.20 feet recorded) to a point being the intersection of the Northerly line of said Lot 72 extended and the Easterly right-of-way of SHORT ROAD;
thence North 11 degrees 30 minutes 40 seconds West (North 11 degrees 46 minutes 50 seconds West recorded), along the Easterly line of said SHORT ROAD, a distance of 22.84 feet to the POINT OF BEGINNING;
thence North 11 degrees 30 minutes 40 seconds West (North 11 degrees 46 minutes 50 seconds West recorded), continuing along the Easterly line of SHORT ROAD, a distance of 64.98 feet;
thence North 76 degrees 23 minutes 24 seconds East, a distance of 78.14 feet;
thence South 13 degrees 29 minutes 59 seconds East, a distance of 20.00 feet;
thence South 76 degrees 23 minutes 24 seconds West, a distance of 39.09 feet;
thence South 13 degrees 36 minutes 36 seconds East, a distance of 44.94 feet;

No. 336-1304144
thence South 76 degrees 23 minutes 24 seconds West, a distance of 41.38 feet to the POINT OF BEGINNING.
PARCEL NO: 4:
That portion of Tract K, of KOHL’S TONTO CREEK RANCH PLAT “A”, according to the plat of record in the office of the County Recorder of Gila County, Arizona, recorded in Map No. 356 located in a portion of Homestead Entry Survey No. 567 lying within Section 21, Township 11 North, Range 12 East of the Gila and Salt River Base and Meridian, Gila County, Arizona, being described as follows:
COMMENCING for a tie at Corner No. 3 of said H.E.S. No. 567;
thence South 11 degrees 32 minutes 34 seconds East, along the line between Corner No. 3 and No. 2 of said H.E.S. No. 567, a distance of 751.72 feet (752.78 feet recorded) to the Northwest corner of Lot 72, of KOHL’S TONTO CREEK RANCH, according to the plat of record in the office of the County Recorder of Gila County, Arizona, recorded in Map No. 112;
thence North 72 degrees 34 minutes 09 seconds East (North 72 degrees 51 minutes East recorded), a distance of 107.81 feet (108.20 feet recorded) to a point being the intersection of the Northerly line of said Lot 72 extended and the Easterly right-of-way of SHORT ROAD;
thence North 11 degrees 30 minutes 40 seconds West (North 11 degrees 46 minutes 50 seconds West recorded), along the Easterly line of said SHORT ROAD, a distance of 357.94 feet;
thence North 77 degrees 30 minutes 01 seconds East, a distance of 21.37 feet to the POINT OF BEGINNING;
thence continuing North 77 degrees 30 minutes 01 seconds East, a distance of 11.18 feet;
thence South 12 degrees 47 minutes 54 seconds East, a distance of 5.97 feet;
thence South 77 degrees 30 minutes 01 seconds West, a distance of 11.18 feet;
thence North 12 degrees 47 minutes 54 seconds West, a distance of 5.97 feet to the POINT OF BEGINNING.
PARCEL NO. 5:
That portion of Tract K, of KOHL’S TONTO CREEK RANCH PLAT “A”, according to the plat of record in the office of the County Recorder of Gila County, Arizona, recorded in Map No. 356 located in a portion of Homestead Entry Survey No. 567 lying within Section 21, Township 11 North, Range 12 East of the Gila and Salt River Base and Meridian, Gila County, Arizona, being described as follows:
COMMENCING for a tie at Corner No. 3 of said H.E.S. No. 567;
thence South 11 degrees 32 minutes 34 seconds East, along the line between Corner No. 3 and No. 2 of said H.E.S. No. 567, a distance of 751.72 feet (752.78 feet recorded) to the Northwest corner of Lot 72, of KOHL’S TONTO CREEK RANCH, according to the plat of record in the office of the County Recorder of Gila County, Arizona, recorded in Map No. 112;
thence North 72 degrees 34 minutes 09 seconds East (North 72 degrees 51 minutes East recorded), a distance of 107.81 feet (108.20 feet recorded) to a point being the intersection of the Northerly line of said Lot 72 extended and the Easterly right-of-way of SHORT ROAD;
thence North 11 degrees 30 minutes 40 seconds West (North 11 degrees 46 minutes 50 seconds West recorded), along the Easterly line of said SHORT ROAD, a distance of 710.49 feet to the POINT OF BEGINNING;
thence North 11 degrees 30 minutes 40 seconds West (North 11 degrees 46 minutes 50 seconds West recorded),

No. 336-1304144
continuing along the Easterly line of said SHORT ROAD, a distance of 15.00 feet to the intersection with the Easterly right-of-way of ARIZONA STATE ROUTE 260;
thence South 62 degrees 57 minutes 16 seconds East, a distance of 10.00 feet;
thence South 30 degrees 13 minutes 14 seconds West, a distance of 11.75 feet to the POINT OF BEGINNING.
PARCEL NO. 6:
That portion of Tract “J”, of KOHL’S TONTO CREEK RANCH PLAT A, according to the plat of record in the office of the County Recorder of Gila County, Arizona, recorded in Map No. 352 and re-recorded in Map No. 356, more particularly described as follows:
BEGINNING at a point in the West line of said Tract “J” (said West line being coincident with the West line of Homestead Entry Survey NO. 567) which point is South 02 degrees 51 minutes 02 seconds West, a distance of 95.00 feet from Corner NO. 4 of said H.E.S. NO. 567 in Section 21, Township 11 North, Range 12 East of the Gila and Salt River Base and Meridian, Gila County, Arizona;
thence continuing along said coincident line South 02 degrees 51 minutes 02 seconds West, a distance of 90.00 feet;
thence South 87 degrees 08 minutes 58 seconds East, a distance of 45.00 feet;
thence North 02 degrees 51 minutes 02 seconds East, a distance of 90.00 feet;
thence North 87 degrees 08 minutes 58 seconds West, a distance of 45.00 feet to the POINT OF BEGINNING.

INVENTORY OWNED BY ILX RESORTS INCORPORATED
All the real property, together with improvements, if any, situate, lying and being in the County of Larimer, State of Colorado, described on the attached and as follows:
*SEE LIST BELOW*
Timeshare Period No * , Unit No. * , GOLDEN EAGLE RESORT, a Condominium, according to the Condominium and Timeshare Ownership Declaration for Golden Eagle Resort, a Condominium recorded August 31, 1987, at Reception No. 87050248, and re-recorded October 16, 1987, at Reception No. 87059791, and Amendment thereto as recorded February 13, 1990, at Reception No. 90006436, and according to the Condominium Map for Golden Eagle Resort recorded August 31, 1987, at Reception No. 87050249, and according to Supplement Map No. 1 recorded October 09, 1987, at Reception No. 87058593, and according to Supplement Map No. 2 recorded April 29, 1988, at Reception No. 88019333, and according to Supplement Map No. 3 recorded April 05, 1991, at Reception No. 91013942, and according to Supplement Map No. 4 recorded November 29, 1993, at Reception No. 93089144, and all amendments thereto, if any, in the Larimer County real property records
GOLDEN EAGLE RESORT

	Unit No.	Week	Season
1 Deluxe Blue/Red/White Unit Weeks:

	208	11	Red

3 Executive Blue/Red/White Unit Weeks:

	101	44	White
	303	49	White
	310	43	Red

4 Imperial Blue/Red/White Unit Weeks:

	106	45	White
	209	3	White
	209	18	Red
	209	37	Red

1 Studio Red/White Unit Weeks:

	001	31	Red

Commitment No. 61-0001972
Exhibit “A”
Parcel I
Units 001, 002, 003, 101, 102, 103, 104, 105, 106, 201, 202, 203, 204, 205, 206, 207, 208, 209, 210, 211, 212, 213, 214, 301, 302, 303, 304, 305, 306, 307, 308, 309, 310 and 311, Golden Eagle Resort, a condominium according to the Condominium and Time Share Ownership Declaration for Golden Eagle Resort, a condominium recorded August 31, 1987 at Reception No. 87050238 and re-recorded October 16, 1987 at Reception No. 87059791 and as amended by instrument recorded February 13, 1990 at Reception No. 90006436 and according to the Condominium Map for Golden Eagle Resort recorded August 31, 1987 at Reception No. 87050249 and Supplemental Map No. 1 recorded October 9, 1987 at Reception No. 87058593 and Supplemental Map No. 2 recorded April 29, 1988 at Reception No. 88019333 and according to Supplemental Map No. 3 recorded April 5, 1991 at Reception No. 91013942 and according to Supplemental Map No. 4 recorded November 29, 1993 at Reception No. 93089144 and any and all amendments and supplements thereto, all as recorded in Larimer County real property records.
Subject to the terms, conditions, provisions, obligations and restrictions of said Declaration.
County of Larimer, State of Colorado.
Parcel II
All time share periods as contained in Special Warranty Deed recorded November 27, 2002 at Reception No. 2002127977, Special Warranty Deed recorded April 20, 2004 at Reception No. 20040036928 and Special Warranty Deed recorded August 24, 2005 at Reception No. 20050071240 and Special Warranty Deed recorded July 13, 2007 at Reception No. 20070053761, Golden Eagle Condominium, a condominium according to the Condominium and Time Share Ownership Declaration for Golden Eagle Resort, a condominium recorded August 31, 1987 at Reception No. 87050238 and re-recorded October 16, 1987 at Reception No. 87059791 and as Amended by instrument recorded February 13, 1990 at Reception No. 90006436 and according to the Condominium Map for Golden Eagle Resort recorded August 31, 1987 at Reception No. 87050249 and Supplemental Map No. 1 recorded October 9, 1987 at Reception No. 87058593 and Supplemental Map No. 2 recorded April 29, 1988 at Reception No. 88019333 and according to Supplemental Map No. 3 recorded April 5, 1991 at Reception No. 91013942 and according to Supplemental Map No. 4 recorded November 29, 1993 at Reception No. 93089144 and any and all amendments and supplements thereto all as recorded in Larimer County real property records and subject to the following statement as set forth in Section 5B of said Declaration: “By Time Share Ownership Declaration for Golden Eagle Resort”, a Condominium (the “Declaration”) recorded August 31, 1987 at Reception No. 87050248 and re-recorded October 16, 1987 at Reception No. 87059791 and as amended by instrument recorded February 13, 1990 at Reception No. 90006436 in the Larimer County, Colorado real property records, Grantee acknowledges that his only rights to use condominiums in Golden Eagle Condominiums are as set forth in the Declaration and in the Articles of Incorporation, Bylaws and Rules and Regulations of Golden Eagle Resort Condominium Association, Inc., as amended from time to time EXCEPTING therefrom any time share period previously conveyed or not provided for in the Declaration.
County of Larimer, State of Colorado.

INVENTORY OWNED BY LOS ABRIGADOS PARTNERS LIMITED PARTNERSHIP
An undivided 193.5/9,516 fee simple interest in and to the real property described at Docket 1738, page 236, et seq., in the official records of the Coconino County Recorder, Coconino County, Arizona and attached hereto.
Subject to the general terms and conditions set forth in the Membership Plan for Sedona Vacation Club at Los Abrigados, as such plan may be amended from time to time (the “Plan”), recorded on January 11, 1995 at Docket 1738, page 236, and subject to the specific terms and conditions set forth in the Plan with respect to the following type of Membership:

Unit Type:	2.5 Flagstaff, 180 Jerome, 8 Oak Creek, 2 Sedona, and 1 Stone House
Annual Frequency:	Every Year
Unit Number:	Not Applicable

Our No. 51000321
A Portion of the following described property:
AN UNDIVIDED 7,800/8,925 FRACTIONAL INTEREST IN THE FOLLOWING DESCRIBED PROPERTY:
A PARCEL OF LAND SITUATED IN THE SOUTHEAST QUARTER OF THE SOUTHEAST QUARTER OF SECTION 7 AND THE NORTHEAST QUARTER OF SECTION 18, TOWNSHIP 17 NORTH, RANGE 6 EAST OF THE GILA AND SALT RIVER BASE AND MERIDIAN IN COCONINO COUNTY, ARIZONA, INCLUDING A PORTION OF LOTS 1 AND 10, AND ALL OF LOT 11 IN BLOCK 1, AND A PORTION OF LOT 4, AND ALL OF LOTS 1, 2 AND 3 IN BLOCK 2 OF HARTS VILLAGE SUBDIVISION, ACCORDING TO THE PLAT THEREOF RECORDED IN BOOK 2 OF MAPS, PAGE 54 OF THE COCONINO COUNTY RECORDERS OFFICE, TOGETHER WITH PORTIONS OF FOREST DRIVE, BLACK ROAD AND ORCHARD DRIVE, ABANDONED BY ORDER RECORDED JULY 25, 1955 IN BOOK 78 OF OFFICIAL RECORDS, PAGE 23 AND 24, ALL BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:
COMMENCING AT THE NORTHEAST CORNER OF SAID SECTION 18 AS MARKED BY A B.L.M BRASS CAPPED PIPE;
THENCE SOUTH 89 DEGREES 51 MINUTES 39 SECONDS WEST (SOUTH 89 DEGREES 48 MINUTES WEST REC.) A DISTANCE OF 261.99 (262.00 REC.) FEET ALONG THE NORTH LINE OF SAID SECTION 18 TO THE WESTERLY RIGHT-OF-WAY LINE OF ARIZONA STATE HIGHWAY 179, BEING THE TRUE POINT OF BEGINNING;
THENCE SOUTH 17 DEGREES 50 MINUTES 29 SECONDS WEST (SOUTH 18 DEGREES 17 MINUTES WEST REC.) A DISTANCE OF 452.29 (452.23 REC.) FEET ALONG SAID WESTERLY RIGHT-OF-WAY LINE OF ARIZONA STATE HIGHWAY 179 TO A POINT OF CURVATURE:
THENCE SOUTHWESTERLY ALONG SAID WESTERLY RIGHT-OF-WAY LINE OF ARIZONA STATE HIGHWAY 179, BEING A CURVE CONCAVE TO THE NORTHWEST HAVING A CENTRAL ANGLE OF 10 DEGREES 48 MINUTES 11 SECONDS CHORD BEARING OF SOUTH 23 DEGREES 14 MINUTES 34.5 SECONDS WEST AND RADIUS OF 921.93 FEET A DISTANCE OF 173.83 (173. 78. REC.) FEET TO A POINT;
THENCE NORTH 61 DEGREES 21 MINUTES 20 SECONDS WEST (NORTH 60 DEGREES 55 MINUTES WEST REC.) A DISTANCE OF 100.00 (100.00 REC.) FEET TO A POINT IN OAK CREEK;
THENCE SOUTH 38 DEGREES 21 MINUTES 31 SECONDS WEST (SOUTH 38 DEGREES 48 MINUTES WEST REC.) A DISTANCE OF 315.70 (315.71 REC.) FEET TO A POINT IN OAK CREEK;
THENCE SOUTH 46 DEGREES 56 MINUTES 20 SECONDS EAST (SOUTH 46 DEGREES 30 MINUTES EAST REC.) A DISTANCE OF 100.00 (100.00 REC.) FEET TO A POINT ON SAID WESTERLY RIGHT-OF-WAY LINE OF ARIZONA STATE HIGHWAY 179;
THENCE SOUTH 43 DEGREES 03 MINUTES 40 SECONDS WEST (SOUTH 43 DEGREES 30 MINUTES WEST REC.) A DISTANCE OF 121.37 (121.40 REC.) FEET ALONG SAID WESTERLY RIGHT-OF-WAY LINE OF ARIZONA STATE HIGHWAY 179 TO A POINT OF CURVATURE;
THENCE SOUTHWESTERLY ALONG SAID WESTERLY RIGHT-OF-WAY LINE OF ARIZONA STATE HIGHWAY 179 BEING A CURVE CONCAVE TO THE SOUTHEAST HAVING A CENTRAL ANGLE OF 18 DEGREES 10 MINUTES 54 SECONDS, CHORD BEARING OF SOUTH 33 DEGREES 58 MINUTES 13 SECONDS WEST AND RADIUS OF 605.96 FEET A DISTANCE OF 192.29 (201.40 REC.) FEET TO A POINT ON THE FOLLOWING DESCRIBED LINE;
THENCE SOUTH 89 DEGREES 42 MINUTES 41 SECONDS WEST (WEST REC.) A DISTANCE OF 108.01 (115 REC.) FEET ALONG A LINE LYING 200.00 FEET

Our No. 51000321
NORTH OF AND PARALLEL WITH THE SOUTH LINE OF THE NORTHEAST QUARTER OF THE NORTHEAST QUARTER OF SAID SECTION 18 TO A POINT IN OAK CREEK; THENCE NORTH 31 DEGREES 30 MINUTES 00 SECONDS EAST (NORTH 31 DEGREES 30 MINUTES EAST REC.) A DISTANCE OF 436.04 (430.00 REC.) FEET TO A POINT IN OAK CREEK;
THENCE SOUTH 83 DEGREES 00 MINUTES 00 SECONDS WEST (SOUTH 83 DEGREES WEST REC.) A DISTANCE OF 130.00 (125 REC.) FEET TO A POINT IN OAK CREEK;
THENCE SOUTH 78 DEGREES 00 MINUTES 00 SECONDS WEST A DISTANCE OF 160.00 (160.5 PLUS OR MINUS REC.) FEET TO A POINT IN OAK CREEK; THENCE SOUTH 44 DEGREES 25 MINUTES 00 SECONDS WEST A DISTANCE OF 24.36 (16.33) REC.) FEET TO A POINT IN OAK CREEK;
THENCE NORTH 11 DEGREES 53 MINUTES 00 SECONDS WEST A DISTANCE OF 122.98 (120.59 REC.) FEET TO A POINT;
THENCE NORTH 04 DEGREES 30 MINUTES 00 SECONDS WEST A DISTANCE OF 180.60 FEET TO A POINT;
THENCE NORTH 77 DEGREES 27 MINUTES 00 SECONDS WEST (NORTH 77 DEGREES 44 MINUTES WEST REC.) A DISTANCE OF 564.08 FEET TO A POINT OF CURVATURE;
THENCE NORTHWESTERLY ALONG A CURVE CONCAVE TO THE NORTHEAST HAVING A CENTRAL ANGLE OF 27 DEGREES 43 MINUTES 44 SECONDS (27 DEGREES 43 MINUTES 40 SECONDS REC.), CHORD BEARING OF NORTH 63 DEGREES 35 MINUTES 08 SECONDS WEST AND RADIUS OF 261.07 (261.07 REC.) FEET, A DISTANCE OF 126.35 (126.3 REC.) FEET TO A POINT OF NON-TANGENCY;
THENCE WEST (WEST REC.) A DISTANCE OF 51.84 (41.85 REC.) FEET TO A POINT;
THENCE NORTH 05 DEGREES 20 MINUTES 14 SECONDS EAST (NORTH 05 DEGREES 17 MINUTES EAST REC.) A DISTANCE OF 54.50. (61.7 REC.) FEET TO A POINT; THENCE NORTH 34 DEGREES 13 MINUTES 46 SECONDS WEST (NORTH 34 DEGREES 17 MINUTES WEST REC.) A DISTANCE OF 27.64 (26.3 REC.) FEET TO A POINT ON THE SOUTHEASTERLY RIGHT-OF-WAY LINE OF BREWER HIGHWAY ACCORDING TO THE PLAT THEREOF RECORDED IN BOOK 2 OF MAPS, PAGE 139 OF THE COCONINO COUNTY RECORDERS OFFICE;
THENCE NORTH 58 DEGREES 03 MINUTES 46 SECONDS EAST (NORTH 57 DEGREES 28 MINUTES EAST REC.) A DISTANCE OF 48.17 (44.3 REC.) FEET ALONG SAID SOUTHEASTERLY RIGHT-OF-WAY LINE OF BREWER HIGHWAY TO A POINT OF CURVATURE;
THENCE NORTHEASTERLY ALONG SAID SOUTHEASTERLY RIGHT-OF-WAY LINE OF BREWER HIGHWAY, BEING A CURVE CONCAVE TO THE NORTHWEST HAVING A CENTRAL ANGLE OF 43 DEGREES 33 MINUTES 43 SECONDS (43 DEGREES 57 MINUTES REC.), chord bearing of North 36 Degrees 16 Minutes 54.5 Seconds East and radius of 176.24 (176.24rec.) feet, a distance of 134.00 (135.19 rec.) feet along said Southeasterly right-of-way line of Brewer Highway to a point on the North line of said Section 18, THENCE North 89 Degrees 51 Minutes 39 Seconds East a distance of 352.42 feet along said North line of Section 18 to the Southwest corner of the Southeast quarter of the Southeast quarter of said Section 7;
THENCE North 01 Degrees 04 Minutes 02 Seconds (North 01 Degrees 40 Minutes 30 Seconds West rec.) a distance of 158.79 feet along the West line of said Southeast quarter of the Southeast quarter of Section 7 to a point;
THENCE South 85 Degrees 17 Minutes 23 Seconds East a distance of 65.58 feet to a point;

Our No. 51000321
THENCE South 02 Degrees 32 Minutes 25 Seconds West a distance of 23.84 feet to a point;
THENCE North 89 Degrees 16 Minutes 39 Seconds East a distance of 15.50 feet to a point on the East line of said Lot 1 of Block I of the HART’S VILLAGE SUBDIVISION lying North 05 Degrees 45 Minutes 06 Seconds West a distance of 8.20 feet from a 1/2 inch pipe found at the Southwest corner of Lot 10 of said Block I;
THENCE South 89 Degrees 48 Minutes 35 Seconds East (South 89 Degrees 22 Minutes East rec.) a distance of 176.73 feet to a point;
THENCE North 00 Degrees 11 Minutes 34 Seconds West a distance of 52.03 feet to a point;
THENCE North 89 Degrees 51 Minutes 39 Seconds East a distance of 1.50 feet to a point on the center line of Orchard Drive (presently abandoned) of said HART’S VILLAGE SUBDIVISION;
THENCE North 89 Degrees 51 Minutes 39 Seconds East a distance of 23.04 feet along the North line (and it’s Westerly extension) of Lot I of Block II of said HART’S VILLAGE SUBDIVISION to a point;
THENCE North 00 Degrees 08 Minutes 21 Seconds West (North 00 Degrees 08 Minutes 21 Seconds West (North 00 Degrees 43 Minutes West rec.) a distance of 112.73 feet to a point on the center line of a private road easement described in Docket 930, Page 406 of the Coconino County Recorder’s Office;
THENCE North 88 Degrees 39 Minutes 39 Seconds East (North 88 Degrees 05 Minutes East rec.) a distance of 46.79 feet along said center line of a private road easement to a point;
THENCE North 58 Degrees 01 Minutes 39 Seconds East (North 57 Degrees 27 Minutes East rec.) a distance of 11.83 (13.52 rec.) feet along said center line of private road to the East line of Lot 4 Block II of said Hart’s Village Subdivision;
THENCE South 41 Degrees 22 Minutes 21 Seconds East (South 41 Degrees 21 Minutes East rec.) a distance of 159.90 (159.22 rec.) feet to the North corner of Lot 3 of Block II of said Hart’s Village Subdivision;
THENCE South 47 Degrees 58 Minutes 21 Seconds East a disatance of 75.00 (75 rec.) feet to an angle point in the Northeasterly line of said Lot 3;
THENCE South 32 Degrees 50 Minutes 18 Seconds East (South 32 Degrees 50 Minutes East rec.) a distance of 154.77 feet along the Northeasterly line (and it’s Southeasterly extension) of said Lot 3 to a point on the North line of said Section 18;
THENCE North 89 Degrees 51 Minutes 39 Seconds East a distance of 0.31 feet along said North line of Section 18 to a point;
THENCE South 34 Degrees 46 Minutes 21 Seconds East (South 34 Degrees 50 Minutes East rec) a distance of 160.69 feet to a point;
THENCE South 63 Degrees 10 Minutes 57 Seconds West a distance of 198.38 feet to a point;
THENCE South 00 Degrees 03 Minutes 39 Seconds West (South rec.) a distance of 71.38 feet to a point;
THENCE North 89 Degrees 51 Minutes 39 Seconds East (North 89 Degrees 48 minutes East rec.) a distance of 322.58 feet to a point;
THENCE North 16 Degrees 01 Minutes 39 Seconds East (North 15 Degrees 58 Minutes East rec.) A distance of 304.70 (304.70 rec.) feet to a point on the North line of said Section 18;
THENCE North 89 Degrees 51 Minutes 39 Seconds East (North 89 Degrees 48 Minutes East rec.) a distance of 154.01 (153.93 rec.) feet to the

Our No. 51000321
TRUE POINT OF BEGINNING.
EXCEPTING THEREFROM any portion of the above described property conveyed to The State of Arizona, by and through it’s Department of Transportation in Warranty Deed(s) recorded March 1, 2007 in Instrument No. 3427878 & 3427879.
Basis of bearings is South 89 Degrees 51 Minutes 39 Seconds West along the North line of the Northeast quarter of said Section 18 as marked by B.L.M. brass capped pipes.
This legal description was prepared by A.L.T.A. survey by Landmark Engineering & Surveying, Inc.,(Job No. 83036-E) dated 12-21-87 and revised 1-12-88.

INVENTORY OWNED BY VCA SOUTH BEND INCORPORATED
     An undivided 1,914.5/31,304 fee simple interest in the real property described at Document No. 9444622, official records of St. Joseph County, Indiana and attached hereto, subject to the general terms and conditions set forth in the Membership Plan for Varsity Clubs of America — South Bend Chapter, as such plan may be amended from time to time (the “Plan”), recorded December 2, 1994 at Document No. 9444622 in said records;
Together with all rights and privileges appurtenant thereto.
Subject to the specific terms and conditions set forth in the Plan with respect to the following types of membership in the Club:
VARSITY CLUBS OF AMERICA — SOUTH BEND CHAPTER

Occupancy Period:	273.5 separate Full Weeks
(1,914.5 fractional interest)

Annual Frequency:	Each Week Every Year
Number of Weeks/Unit Type/Seasonal Priority:
52 Weeks — One Bedroom — Freshman
5 Weeks — One Bedroom — Junior
43.5 Weeks — One Bedroom — Sophomore
142 Weeks — One Bedroom — Senior
31 Weeks — Two Bedroom — Senior

Schedule A
EXHIBIT A
PARCEL I: That part of the West half of the Southeast Quarter of the Southeast Quarter of Section 33, Township 38, North, Range 3 East, City of Mishawaka, St. Joseph County, Indiana which is described as: From the South Quarter Post of said Section measure North 89º12’23” East along the South line of said Section, 1323.58 feet to the Southwest corner of the Southeast Quarter of said Section and North 00º24’02” East along the West line East 1/2, Southeast Quarter of the Southeast Quarter of said Section, 410.29 feet to a Found Iron marking a point on the centerline of a 110.00 foot wide Indiana and Michigan Electrical Easement (North 00º00’00” East, 411.20, record) and North 89º19’55” East along said centerline, 134.24 feet (North 89º35’42” East, record)for the POINT OF BEGINNING of this description; thence North 89º19’55” East, 523.86 feet (North 89º35’42” East, 527.75 feet record) to a Found Iron; thence South 00º06’47” East along the East line of the Southeast Quarter of the Southeast Quarter of said Section, 353.78 feet (South 00º01’00” West 334.18 feet, record) to a point on the North Right of Way line of Edison Lakes Parkway; thence South 89º12’23” West parallel with and 55.0 feet North of the South line of said Section 33,424.79 feet (South 89º25’03” West, record); thence North 45º30’06” West, 5.35 feet; thence North 00º35’51” West, 43.75 feet; thence South 89º24’09” West, 17.24 feet to a point on the Easterly right of way line of Main Street; thence around a 858.51 foot radius curve to the left an arc distance of 276.15 feet to the end of a chord which bears North 13º07’37” West and having a distance of 274.97 feet; thence North 22º20’32” West, 42.58 feet to the POINT OF BEGINNING.
PARCEL II: That part of the West Half of the Southeast Quarter of the Southeast Quarter of Section 33, Township 38 North, Range 3 East, City of Mishawaka, St. Joseph County, Indiana which is described as: From the South Quarter Post of said Section measure North 89º 12’23” East along the South line of said Section 1323.58 feet to the Southwest corner of the Southeast Quarter of said Section and North 00º24’02” East along the West line of the Southeast Quarter of the Southeast Quarter of said Section 410.29 feet to a Found Iron marking a point on the centerline of a 110,00 foot wide Indiana and Michigan Electrical Easement (North 00º00’00” East, 411.20 feet, record) and North 89º19’55” East along said centerline, 134.24 feet (North 89º35’42” East, record) and South 22º20’32” East 41.58 feet and South 13º07’37” East, 274.97 feet for the POINT OF BEGINNING of this description; thence around a 858.51 foot radius curve to the Right an Arc distance of 27.63 feet to the end of a chord which bears South 02º59’24” East and having a distance of 27.63 feet; thence South 45º30’06” East, 22.79 feet; thence North 00º35’51” West, 43.75 feet; thence South 89º24’09” West, 17.24 feet to the POINT OF BEGINNING.
PARCEL III: That part of East Half of the Southeast Quarter of the Southeast Quarter of Section 33, Township 38 North, Range 3 East, City of Mishawaka, St., Joseph County, Indiana which is described as: From a “Harrison Monument” in a Monument Box marking the Southeast corner of said Section measure South 89º12’23” West along the South line of said Section, 661.79 feet to the Southwest corner of the East Half of the Southeast Quarter of the Southeast Quarter of said Section and North 00º06’47” West, 55.00 feet for the POINT OF BEGINNING of this description; thence North 00º06’47” West along the West line of the East half of the Southeast Quarter of the Southeast Quarter of said section, 195.00 feet; thence North 89º12’23” East parallel with the South line of Section 33,86.00 feet; thence South 00º06’47” East, 195.00 feet; thence South 89º12’23” West parallel with and 55.00 feet North of the South line of said Section, 86.00 feet of the POINT OF BEGINNING.

INVENTORY OWNED BY VCA TUCSON INCORPORATED
     An undivided 360.5/21,840 fee simple interest in and to the real property described at Docket 10594, page 1981, et seq., in the official records of Pima County, Arizona and attached hereto, as provided for in the Membership Plan for Varsity Clubs of America — Tucson Chapter, as such plan may be amended from time to time (the “Plan”), recorded on July 24, 1997 at said Docket and page at Sequence No. 97116900.
     Subject to the terms and conditions set forth in the Plan and subject to the specific terms and conditions set forth in the Plan with respect to the following types of Membership:

Membership Category:	Vacation
Unit Types:	2.5 Studio, 4.5 - 1 Bedroom
Occupancy Period:	One Week
Annual Frequency:	Every Year
Unit Number:	Not Applicable

Membership Category:	Gem
Unit Types:	36-1 Bedroom and 8.5 - 2 Bedroom
Occupancy Period:	One Week
Annual Frequency:	Every Year
Unit Number:	Not Applicable

EXHIBIT A
Lots 3, 4, 5, 11 and the South 60 feet of Lot 6, in Block 15, of Speedway Park Addition, as shown by map recorded in Book 4 of Maps and Plats at Page 95, Pima County, Arizona.
EXCEPT the following described parcels I, II, III and IV:
Parcel I:
That portion lying within widened Speedway as established by Resolution recorded in Docket 142 at Page 66 and shown in Plat recorded in Book 4 of Road Maps, at Page 80.
Parcel II:
That portion conveyed to the City of Tucson for street right-of-way by Deed recorded in Docket 3098 at Page 1.
Parcel III:
That portion acquired by the City of Tucson for public street by Order recorded in Docket 7996 at Page 1651.
Parcel IV:
That portion dedicated by the City of Tucson as right-of-way by Ordinance No. 7966 recorded in Docket 9457 at Page 730.

INVENTORY OWNED BY GENESIS INVESTMENT GROUP, INC.
     All that certain parcel of real property situated in Clark County, State of Nevada, more particularly described as follows:
THE NUMBER OF ONE NINETY-THIRD (1/93rd) UNIDIVIDED INTERESTS AS TENANTS IN COMMON IN AND UNTO THE CONDOMINIUM UNIT NUMBERS SET FORTH IN EXHIBIT “A-1” WITHIN THE PROJECT KNOWN AS THE CARRIAGE HOUSE AND MORE PARTICULARLY DESCRIBED AS FOLLOWS:
UNIT (See Below) of the Amended Plat of THE CARRIAGE HOUSE, as the same is established and identified in the Plan of Condominium filed pursuant to the provisions of NRS 117.020, recorded March 5, 1974, in Book 16 of Plats, at Page 71, Official Records, Clark County, Nevada, and as defined in that certain Declaration of Restrictions recorded March 5, 1974, as Instrument No. 365570, in Book 406, Official Records, Clark County, Nevada, and more particularly described by and subject to the First Supplemental of the Declaration of Condominium of Carriage House Condominium recorded in the Official Records of Office of the County Recorder of Clark County, Nevada , in Book 1883 as Document No. 1842655, as amended (“Declaration”).
EXCEPTING FROM SUCH INTEREST, the exclusive right to use and occupy the specific Condominium Unit to which such Timeshare Interest attaches and reserving unto the Declarant, its successors and assigns, all those certain easements referred to in the aforesaid Declaration.
TOGETHER WITH the right to use and occupy the type of Unit designated during the Season (“Designated Season”) as each are further defined and set forth in the contract between the Developer from whom GRANTOR’s predecessors took title and in the current Rules and Regulations of the Carriage House Timeshare Association.
TOGETHER and with all the rights and privileges and subject to the covenants, conditions, easements and restrictions set forth in the said Declaration and the By-Laws, and the Rules and Regulations of the Carriage House Timeshare Association, Inc., as each of those documents may be amended from time to time.
Account No.: See Below for account numbers.

Carriage
House
Account #	Type	Season

16829	1 Bed Mst VP	Silver
14421	1 Bed Mst VP	Gold
14422	1 Bed Mst VP	Gold
15736	1 Bed Mst VP	Bronze
16592	1 Bed Mst VP	Gold
14877	1 Bed Mst VP	Gold
70597	1 Bed Mst VP	Gold

Unsold Timeshare Interests
Seller’s interests in the unsold Timeshare Interests as of the Closing Date. [The numbers below are as of June 9, 2010]
[1,648]. Copper Memberships (consisting of [1,665] odd year and [1,631] even year use)
[3,341.5] 1 Silver Memberships (consisting of [3,433] odd year and [3,250] even year use)
[2,140.5] 1 Gold Memberships (consisting of [2,115] odd year and [2,166] even year use)
[74] Platinum Memberships (consisting of [76] odd year and [72] even year use)

[1]	Memberships before pending ADRE approval of Fourteenth Annexation (adding 71.5 Silver Memberships) and Seventh Deannexation (removing 71.5 Gold Memberships).

EXHIBIT C
List of Existing Club Resorts
Vacation Ownership Interests in the following Resorts have been annexed to Premiere Vacation Club:
Los Abrigados Resort & Spa, Sedona, Arizona
The Inn at Los Abrigados, Sedona, Arizona
Premiere Vacation Club at Bell Rock, Village of Oak Creek, Arizona
Kohl’s Ranch, Payson, Arizona
Varsity Clubs of America — Tucson, Tucson, Arizona
Varsity Clubs of America — South Bend, South Bend, Indiana
Premiere Vacation Club at the Roundhouse Resort, Pinetop, Arizona
Sea of Cortez Premiere Vacation Club, Puerto Penasco, Mexico
The Golden Eagle Resort, Estec Park, Colorado
The Carriage House, Las Vegas, Nevada
Rancho Manana, Cave Creek, Arizona
The Roundhouse Resort, Pinetop, Arizona
Scottsdale Camelback Resort, Scottsdale, Arizona
Celebrity House, Sedona, Arizona
Winner’s Circle
Exhibit C-1

EXHIBIT D
List of Existing Contracts
(Attached)
Exhibit D-1

Property Management Agreements
To the extent assignable, any of Sellers’ interests in the following management agreements:
•	Management Agreement between ILX Resorts Incorporated and Premiere Vacation Club, effective January 6, 2008, as amended

•	Management Agreement between Golden Eagle Resort, Inc., and Golden Eagle Resort Condominium Association, effective June 1, 1992, as amended

•	Management Agreement between VCA Management Incorporated and Varsity Clubs of America - Tucson Chapter, effective July 20, 1995, as amended

•	Management Agreement between VCA Management Incorporated and Varsity Clubs of America - South Bend Chapter, effective September 1, 1994, as amended

•	Management Agreement for The Inn at Los Abrigados Owners Association between The Inn at Los Abrigados Owners Association and ILX Incorporated, dated November 25, 1997, as amended

•	Management Agreement between ILX Incorporated and Kohl’s Ranch Owners Association, effective April 13, 1995, as amended;

•	Management Agreement between ILX Resorts Incorporated and ILX Bell Rock Incorporated, effective December 28, 2000, as amended.”

•	Management Agreement between Sedona Vacation Club and ILX Resorts Incorporated, effective September 10, 2001.
To the extent assignable, any of Sellers’ interests in the agreements to manage:
•	Varsity Clubs of America — South Bend Chapter

•	Varsity Clubs of America —Tucson Chapter

•	The Golden Eagle Resort
To the extent assignable, any of Sellers’ interests in and to any and all other documents and instruments and any amendments relating to or in any way connected with the agreements referred to above.

Executory Contracts
To the extent assignable, any of Sellers’ interests in the agreements to manage:
•	Kohl’s Ranch Vacation Club

•	Sedona Vacation Club

•	Premiere Vacation Club

•	Premiere Vacation Club at Bell Rock

•	The Inn at Los Abrigados Owners Association
To the extent assignable, any interests of VCA Management Incorporated (a non-Seller) in agreements to manage:
•	Varsity Clubs of America — South Bend Chapter

•	Varsity Clubs of America — Tucson Chapter
To the extent assignable, any interest of Golden Eagle Resort, Inc. (a non-Seller) in the agreement to manage the Golden Eagle Resort Condominium Association.
To the extent assignable, any of Sellers’ interests in the following executory contracts:
•	Premiere Vacation Club Membership Plan

•	Sedona Vacation Club Membership Plan

•	Kohl’s Ranch Vacation Club Membership Plan

•	Varsity Clubs of America — Tucson Chapter Membership Plan

•	Varsity Clubs of America— South Bend Chapter Membership Plan

•	Condominium and Timeshare Ownership Declaration for Golden Eagle Resort, a Condominium

•	Declaration of Covenants, Conditions and Restrictions for The Inn at Los Abrigados

•	Lease with Option to Purchase by and between ILX Resorts Incorporated and Indian Wells Partners for lease of property at 91 Portal Lane, Sedona, Arizona

•	Contract of Services by and between ILX Resorts Incorporated and Grupo Administrativo Vacation S.A. de C.V. dated September 30, 2009 regarding leasing of employees

Leases
Lease with Option to Purchase by and between ILX Resorts Incorporated and Indian Wells Partners for lease of property at 91 Portal Lane, Sedona, Arizona.

EXHIBIT E
Legal Description of Forest Service Land
(Attached)
Exhibit E-1

Schedule 2.2(iii)
Landmark Engineering & Surveying, Inc.
sedona     ❖     FOUNDED 1979     ❖     tuba city

p.o. box 1907
sedona, az 86339
(928) 282-7104 voice
(928) 282-7171 fax
www.landmarkes.com
[ILLEGIBLE]@landmarkes.com
m.Tod Graham I.R.L.S.
president

July 26, 2005	Job No.: 105036
LEGAL DESCRIPTION
PARCEL “A”
A parcel of land being a portion of the Southwest quarter of the Southeast quarter of Section 7, Township 17 North, Range 6 East of the Gila and Salt River Meridian in Coconino County, Arizona, said parcel being more particularly described as follows:
Beginning at a B.L.M. Brass Capped Pipe found at the South quarter corner of said Section 7, from which a U.S.D.A. Forest Service Aluminum Capped Rod found at the Southeast corner of said Southwest quarter of the Southeast quarter of Section 7, lies N89°52’01”E a distance of 1,317.01 feet;
THENCE along the South line of said Southwest quarter of the Southeast quarter of Section 7, N89° 52’01”E a distance of 930.22 feet to a point in the pavement of Brewer Road;
THENCE along Brewer Road the following courses:
    THENCE N29°19’03”E a distance of 227.00 feet to a Point of Curvature;
THENCE Northeasterly along a tangent curve to the left and concave to the Northwest having a radius of 286.48 feet, chord bearing and length of N24°08’13”E ~ 51.72 feet and central angle of 10°21’28”, an arc distance of 51.79 feet to a point of nontangency on the North line of the Southwest quarter of the Northwest quarter of the Southeast quarter of the Southeast quarter of the Southwest quarter of the Southeast quarter of said Section 7;
THENCE departing Brewer Road, S89°50’54”W a distance of 243.00 feet to a U.S.D.A. Forest Service Aluminum Capped Rod found at the Northwest corner of the South half of the Northeast quarter of the Southwest quarter of the Southeast quarter of the Southwest quarter of the Southeast quarter of said Section 7;
THENCE N00°47’09”W a distance of 81.45 feet to a U.S.D.A. Forest Service Aluminum Capped Rod found at the Northeast corner of the Northwest quarter of the Southwest quarter of the Southeast quarter of the Southwest quarter of the Southeast quarter of said Section 7;
THENCE S89°49’14”W a distance of 492.43 feet to a U.S.D.A. Forest Service Aluminum Capped Rod found at the Northwest corner of the Southeast quarter of the Southwest quarter of the Southwest quarter of the Southeast quarter of said Section 7;
THENCE N00°36’31”W a distance of 814.43 feet to a U.S.D.A. Forest Service Aluminum Capped Rod found at the Northeast corner of the Southeast quarter of the Northwest quarter of the Northwest quarter of the Southwest quarter of the Southeast quarter of said Section 7;
THENCE S89°30’18”W a distance of 81.63 feet to a U.S.D.A. Forest Service Aluminum Capped Rod found at the Southeast corner of the West half of the Northeast quarter of the Northwest quarter of the Northwest quarter of the Southwest quarter of the Southeast quarter of said Section 7;

THENCE N00°36’51”W a distance of 162.74 feet to a U.S.D.A. Forest Service Aluminum Tablet in rock found at the Northeast corner of the West half of the Northeast quarter of the Northwest quarter of the Northwest quarter of the Southwest quarter of the Southeast quarter of said Section 7;
THENCE S89°46’37”W a distance of 243.95 feet to a U.S.D.A Forest Service Aluminum Capped Rod found at the Northwest corner of the Southwest quarter of the Southeast quarter of said Section 7;
THENCE S00°26’25”E. a distance of 1,302.04 feet to the point of beginning.
The basis of bearings for this legal description is N01°44’00”E along to the West line of the Southwest quarter of said Section 7 as monumented by G.L.O. brass capped pipes per B.L.M. plat of a Dependent Resurvey of a portion of Township 17 North, Range 6 East, dated April 12, 1960.
All U.S.D.A. Forest Service monuments referenced above were set by Gary L. Berg, Arizona Land Surveyor No.15666.

EXHIBIT F
List of Existing Management Agreements
(Attached)

Exhibit F-1

Property Management Agreement
To the extent assignable, any of Sellers’ interests in the following management agreements:
•	Management Agreement between ILX Resorts Incorporated and Premiere Vacation Club, effective January 6, 2008, as amended

•	Management Agreement between Golden Eagle Resort, Inc., and Golden Eagle Resort Condominium Association, effective June 1, 1992, as amended

•	Management Agreement between VCA Management Incorporated and Varsity Clubs of America — Tucson Chapter, effective July 20, 1995, as amended

•	Management Agreement between VCA Management Incorporated and Varsity Clubs of America — South Bend Chapter, effective September 1, 1994, as amended

•	Management Agreement for The Inn at Los Abrigados Owners Association between The Inn at Los Abrigados Owners Association and ILX Incorporated, dated November 25, 1997, as amended

•	Management Agreement between ILX Incorporated and Kohl’s Ranch Owners Association, effective April 13, 1995, as amended;

•	Management Agreement between ILX Resorts Incorporated and ILX Bell Rock Incorporated, effective December 28, 2000, as amended.”

•	Management Agreement between Sedona Vacation Club and ILX Resorts Incorporated, effective September 10, 2001.
To the extent assignable, any of Sellers’ interests in the agreements to manage:
•	Varsity Clubs of America — South Bend Chapter

•	Varsity Clubs of America — Tucson Chapter

•	The Golden Eagle Resort
To the extent assignable, any of Sellers’ interests in and to any and all other documents and instruments and any amendments relating to or in any way connected with the agreements referred to above.

EXHIBIT G
Form of Bankruptcy Court Sale Order
(Attached)

Exhibit G-1

SO ORDERED.

Dated: July 23, 2010

/s/ REDFIELD T. BAUM, SR
REDFIELD T. BAUM, SR
U.S. Bankruptcy Judge

IN THE UNITED STATES BANKRUPTCY COURT
THE DISTRICT OF ARIZONA

In re:

ILX RESORTS INCORPORATED, et al.

Debtor(s)

Address:	160 Portal Lane
Sedona, AZ 86336

Tax EIN:	xx-xxx4171
This filing applies to:

☑ All Debtors

☐ Specified Debtors
Chapter 11 Proceedings
Case No. 2:09-bk-03594-RTB
Case No. 2:09-bk-03595-RTB
Case No. 2:09-bk-03596-RTB
Case No. 2:09-bk-03598-RTB
Case No. 2:09-bk-03599-RTB
Case No. 2:09-bk-03600-RTB
Case No. 2:09-bk-03601-RTB
Case No. 2:09-bk-03603-RTB
Case No. 2:09-bk-03604-RTB
Case No. 2:09-bk-03605-RTB
Case No. 2:09-bk-03606-RTB
Case No. 2:09-bk-03608-RTB
Case No. 2:09-bk-03609-RTB
Case No. 2:09-bk-03610-RTB
Case No. 2:09-bk-03612-RTB
Case No. 2:09-bk-03617-RTB
Joint Administration under
Case No. 2:09-bk-03594-RTB
ORDER AUTHORIZING: (1) SALE
OF SUBSTANTIALLY ALL ASSETS
OF THE DEBTORS FREE AND CLEAR
OF ALL LIENS, CLAIMS, INTERESTS
AND ENCUMBRANCES; AND (2)
ASSUMPTION AND ASSIGNMENT
OF CERTAIN EXECUTORY CONTRACTS
AND UNEXPIRED LEASES

     Upon consideration of the motion of the above-captioned debtors and debtors-in-possession (collectively, the “Debtors”) for entry of an order granting the Motion for Order (A) Authorizing Sale of Estates’ Assets Free and Clear of Liens, Claims and Interests; And (B) Authorizing

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Assumption and Assignment of Contracts and Leases in Connection with Such Sale (the “Sale Motion”) and the Court having reviewed the Motion and any responses thereto and after having found that sufficient and proper notice was given to all creditors and parties in interest of the Debtors who were required to receive it, and sufficient cause appearing therefor;
     IT IS HEREBY FOUND AND ORDERED THAT:
     1. The Sale Motion is granted and approved in its entirety.
     2. The Debtors are hereby authorized and directed to take any and all actions necessary or appropriate to:
     a. consummate the proposed sale to ILX Acquisition Inc. (the “Proposed Purchaser”) in accordance with the terms and conditions set forth in the Asset Purchase Agreement1 and any and all amendments thereto, including, without limitation, to convey to the Proposed Purchaser the assets (the “Acquired Assets”) which are the subject of the Asset Purchase Agreement; and
     b. perform, consummate, implement, and close fully the sale to the Proposed Purchaser of the Acquired Assets, together with all additional instruments and documents that may be reasonably necessary or desirable to implement such sale.
     3. The Proposed Purchaser is a good faith purchaser entitled to the protections afforded a purchaser pursuant to 11 U.S.C. § 363(m), and there have not been and are not any violations of section 363(n) of the Bankruptcy Code as a result of the approval of the sale of the Acquired Assets to the Proposed Purchaser.
     4. The sale of the Acquired Assets to the Proposed Purchaser shall be, and hereby is, free and clear of any and all liens, claims, rights, interests, and encumbrances whatsoever (except as expressly provided in the Asset Purchase Agreement and except as mutually agreed between Proposed Purchaser and Textron Financial Corporation (“Textron Financial”)).

[1]	Capitalized terms not defined herein shall have the meaning ascribed thereto in the Sale Motion or, if not defined therein, in the Asset Purchase Agreement. All other terms shall have the meanings ascribed to such terms in the Bankruptcy Code, it defined therein.

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     5. The Debtors are hereby authorized, pursuant to 11 U.S.C. § 365, to assume and assign to the Proposed Purchaser the Contracts. As a condition to such assumption and assignment pursuant to section 365 of the Bankruptcy Code, all cure amounts due to counterparties to such Contracts must be paid. These payments shall be in full and final satisfaction of all obligations and as full compensation to counterparties for any pecuniary losses under such contracts or leases pursuant to 11 U.S.C. § 365(b)(1). The distribution of the cure payments to the counterparties shall be made as soon as practicable; provided, however, that if there is a dispute concerning any proposed cure amount, payment shall be made by the Proposed Purchaser to the respective contract or lease counterparty only after final resolution of such dispute, by this Court or otherwise. This Court finds that the Proposed Purchaser has provided adequate assurance of future performance of the Contracts.
     6. The Debtors are hereby authorized, pursuant to 11 U.S.C. §§ 363 and 365, as applicable, to assume and to assign to the Proposed Purchaser the Contracts. The Debtors are further authorized and directed to take any and all actions necessary or appropriate to consummate the proposed assignment of the various contracts and leases to the Proposed Purchaser, as specified in the Sale Motion and in the Asset Purchase Agreement. The Debtors are relieved of any liability for any breach of any Contract occurring after the assignment of such Contracts to the Proposed Purchaser.
     7. The Proposed Purchaser is not a successor to the Debtors or, except for assumed liabilities and obligations set forth in the Asset Purchase Agreement, otherwise liable for any of the claims against or liabilities or obligations of the Debtors (collectively, the “Excluded Liabilities”), and each and every holder of any of the Excluded Liabilities hereby is permanently enjoined from commencing, continuing, or otherwise pursuing or enforcing any remedy, claim, cause of action, or encumbrance against the Proposed Purchaser related thereto.
     8. At the closing of the sale of the Acquired Assets, the Proposed Purchaser shall pay the amounts required by the Asset Purchase Agreement.

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     9. Except as otherwise expressly provided in the Asset Purchase Agreement and as set forth in the next sentence and except as mutually agreed between Proposed Purchaser and Textron Financial, effective upon the transfer of the Acquired Assets to the Proposed Purchaser, any liens against the Acquired Assets shall attach to the proceeds of the sale with the same force, validity, priority, and effect, if any, as said liens had formerly attached to the Acquired Assets, subject to the Debtors’ ability to challenge the extent, validity, priority and effect of the liens, and subject to and as otherwise provided in any other order of this Court in this chapter 11 case.
     10. This Order is and shall be effective as a determination that, upon transfer of the Acquired Assets to the Proposed Purchaser and except as mutually agreed between Proposed Purchaser and Textron Financial and in consideration of the attachment of the liens as set forth in Paragraph 9 of this Order, all liens, claims, and encumbrances existing as to the Acquired Assets conveyed to the Proposed Purchaser have been and hereby are terminated and declared to be unconditionally released, discharged, and terminated, and shall be binding upon and govern the acts of all entities, including all filing agents, filing officers, administrative agencies or units, governmental departments or units, secretaries of state, federal, state and local officials, and all other persons and entities who may be required by operation of law, the duties of their office, or contract, to accept, file, register, or otherwise record or release any documents or instruments, or who may be required to report or insure any title or state of title in or to the Acquired Assets conveyed to the Proposed Purchaser. Except as otherwise provided in this Order, all liens of record as of the date of this Order, shall be forthwith removed and stricken as against the Acquired Assets. All entities described in this paragraph are specifically authorized and directed to strike all such recorded liens against the Acquired Assets from their records, official, and otherwise.
     11. Subject to the provisions of this Order and except as mutually agreed between Proposed Purchaser and Textron Financial, if any person or entity which has filed statements or other documents or agreements evidencing liens on, or interests in, any of the Acquired Assets does not deliver to the Debtors or the Proposed Purchaser prior to the closing of the sale of the Acquired Assets to the Proposed Purchaser, in proper form for filing and executed by the appropriate parties,

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termination statements, instruments of satisfaction, releases of liens and easements, and any other documents necessary for the purpose of documenting the release of all liens which the person or entity has or may assert with respect to any of the Acquired Assets, the Debtors and/or the Proposed Purchaser are hereby authorized and directed to execute and file such statements, instruments, releases, and other documents on behalf of such persons or entity with respect to any of the Acquired Assets.
     12. Each and every term and provision of this Order shall be binding in all respects upon the Proposed Purchaser, the Debtors, the Debtors’ bankruptcy estates, their creditors, all individuals or entities holding an interest in the Debtors, all other entities and third parties, including, without limitation, any entity purporting to hold a lien against the Acquired Assets and all of the Debtors’ timeshare members.
     13. Nothing contained in any Order of any type or kind entered in these cases, or any related proceeding, subsequent to entry of this Order, shall conflict with or derogate from the provisions of the terms of this Order.
     14. In accordance with section 1146(c) of the Bankruptcy Code, the making or delivery of any instrument or transfer, including the filing of any deed or other document of transfer to evidence, effectuate or perfect the rights, transfers and interest contemplated by the Asset Purchase Agreement, shall be in contemplation of a plan or plans to be confirmed in these chapter 11 cases, and, as such, shall be free and clear or any and all transfer tax, stamp tax, or similar taxes. Such instruments, orders, and agreements transferring the Acquired Assets to the Proposed Purchaser shall contain the following endorsement:
“Because this [instrument] has been authorized pursuant to an order of the United States Bankruptcy Court for the District of Arizona, in contemplation of a plan of the Grantor, it is exempt from transfer taxes, stamp taxes or similar taxes pursuant to 11 U.S.C. § 1146(c).”
     15. This Court retains jurisdiction to:
     a. Interpret, implement and enforce the terms of the Asset Purchase Agreement, all amendments thereto and any waivers and consents thereunder and of each of the agreements executed in connection therewith;

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     b. Compel delivery of the Acquired Assets to the Proposed Purchaser;
     c. Resolve any disputes arising under or related to the sale of the Acquired Assets to the Proposed Purchaser, including, without limitation, resolving cure amounts owing to counterparties to the Contracts; and
     d. Adjudicate all issues concerning alleged liens and any other alleged interests in and to the Acquired Assets or the proceeds of the sale, including the extent, validity, enforceability, priority and nature of all such alleged liens and any other alleged interests relating to the proceeds of the sale.
     16. Nothing in this Order, the Sale, or the Order confirming the First Amended Joint Plan of Reorganization by Textron Financial Corporation and Debtors will negatively affect the Debtors’ current timeshare interest holders’ real property ownership interests and timeshare interests, other than temporary delays from the transition from Debtors to the Proposed Purchaser, and such real property ownership interests and timeshare interests will be governed by all documents governing such interests.
     17. This Order shall be effective immediately upon entry pursuant to Rule 7062 and 9014 of the Federal Rules of Bankruptcy Procedure, and, notwithstanding Federal Rules of Bankruptcy Procedure 6004(g) and 6006(d), shall not be stayed.
     18. Pursuant to Rule 58 of the Federal Rules of Civil Procedure, as made applicable herein by Rule 9021 of the Federal Rules of Bankruptcy Procedure, this Order shall constitute an Order approving the Sale Motion.

DATED	.

Judge Redfield T. Baum
United States Bankruptcy Judge

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EXHIBIT H
Existing Litigation Summary
(None)
Exhibit H-1